UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2011 through October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Specialty Funds

October 31, 2012

JPMorgan Research Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 26, 2012 (Unaudited)

Dear Shareholder:

Global equity markets continued to seesaw against an uncertain macroeconomic and geopolitical backdrop. In the U.S., improving economic data has been overshadowed by the pending “fiscal cliff.” Concerns about a potential economic “hard landing” in China remain, while escalating tension in the Middle East recently resulted in a conflict between Israel and Hamas, exacerbating fears about the stability of the region. Europe’s debt crisis continues and global equity prices have fluctuated with investors’ changing perception about the viability of corrective actions taken by the European Central Bank.

“The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors.”

Despite these sharp swings in market momentum, stocks in most parts of the world posted positive returns for the twelve months ended October 31, 2012. Accommodative monetary policies have been a significant catalyst for the positive returns for stocks during the past year and continue to keep yields at historically low levels. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging markets debt in search of higher yielding securities. Higher demand for these securities as well as positive fundamentals led to positive returns for high yield bonds and emerging markets debt during the 12 months ended October 31, 2012.

U.S. Treasury Yields Remain Low while U.S. Stocks Outperform

Real yields are negative on many parts of the yield curve, meaning that the payment that investors will receive from these bonds is less than the expected rate of inflation. Holders of these securities are willing to see the purchasing power of their money decline in order to access the perceived safety of U.S. Treasury securities, likely a reflection of the elevated level of uncertainty among investors. The yield for 10-year U.S. Treasury securities ended October 2012 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 2.9%, respectively.

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended

October 31, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks, which were weighed down by Europe’s ongoing debt crisis and concerns about an economic “hard landing” in China.

Emerging Markets: An Evolving Asset Class

While the Chinese economy rightfully commands a large amount of attention from emerging markets investors, the asset class encompasses a wide range of countries with diverse cultural and political standards and evolving industries. Changes to local political administrations and economic policies can alter the investment landscape of an emerging market. For example, recently elected Mexican president Pena Nieto has pledged to focus on energy, labor and tax reforms, which has attracted more foreign investors who welcome the proposed business-friendly changes. On the other side of the spectrum, Russia’s recent presidential election has elevated geopolitical risk and therefore lowered the willingness of investors to invest in local Russian companies.

The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors. The volatility and differences in emerging markets can also create attractive investment opportunities for active managers with the resources in place to monitor disparate emerging economies and the companies that operate in them.

Emerging markets securities can be a valuable tool for investors as they construct their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

The debt crisis in Europe continued to be a major source of uncertainty in capital markets. Global equity prices rose and fell with investors’ changing perception about the viability of actions taken by the European Central Bank to curb the crisis. While U.S. stocks were not immune to these market fluctuations, accommodative policies from the U.S. Federal Reserve and improving U.S. economic data helped U.S. stocks outperform international and emerging markets stocks. The S&P 500 Index finished the reporting period with a 15.21% gain.

2	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

JPMorgan Research Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	3.49%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.08%
S&P 500 Index	15.21%

Net Assets as of 10/31/2012 (In Thousands)	$56,467

INVESTMENT OBJECTIVE**

The JPMorgan Research Equity Long/Short Fund (the “Fund”) seeks to provide long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the twelve months ended October 31, 2012.

The Fund’s stock selection in the consumer cyclical sector contributed to its return during the reporting period as the Fund’s long position in PulteGroup, Inc. was one of the Fund’s largest individual contributors. PulteGroup, Inc. is a construction services company and the stock benefited from investors’ optimism about an improving U.S. housing market.

The Fund’s stock selection in the media sector also contributed to its return, buoyed by the Fund’s long position in CBS Corp. Shares of broadcasting and television company CBS Corp. benefited from a recovery in advertising spending.

The Fund’s stock selection in the industrial cyclical sector detracted from its return during the reporting period, hurt by the Fund’s short position in aerospace and defense company Lockheed Martin Corp. Shares of Lockheed Martin Corp. benefited from investors’ positive reaction to the company’s expectations for its 2012 net sales and profit.

The Fund’s stock selection in the semiconductors sector also detracted from its return, hurt by the Fund’s long position in Altera Corp., a manufacturer of chips that are programmed to perform logic functions within electronic systems. Shares of Altera Corp. declined after the company reported a disappointing fourth-quarter revenue forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used bottom-up fundamental research to construct a portfolio of long and short positions, researching companies in an attempt to determine their underlying value and potential for future earnings growth. Based on this research, they ranked stocks in the U.S. large-cap universe into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and looked to the bottom two quintiles for potential short positions in stocks that they believed were overvalued. The Fund’s portfolio managers attempted to limit the Fund’s overall market risk, holding long and short positions across a broad array of sectors. The Fund’s average long exposure was 102.50% and its average short exposure was -71.45%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Research Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Time Warner, Inc.	3.0%
2.	Merck & Co., Inc.	2.9
3.	ACE Ltd., (Switzerland)	2.3
4.	CBS Corp. (Non-Voting), Class B	2.1
5.	United Technologies Corp.	1.7
6.	MetLife, Inc.	1.7
7.	E.I. du Pont de Nemours & Co.	1.6
8.	PACCAR, Inc.	1.6
9.	Campbell Soup Co.	1.5
10.	General Mills, Inc.	1.5

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Hershey Co. (The)	2.7%
2.	Lockheed Martin Corp.	2.3
3.	Praxair, Inc.	2.2
4.	Eli Lilly & Co.	2.2
5.	Scripps Networks Interactive, Inc., Class A	1.9
6.	Altria Group, Inc.	1.8
7.	Omnicom Group, Inc.	1.8
8.	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	1.7
9.	Microchip Technology, Inc.	1.7
10.	Intel Corp.	1.7

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Financials	20.0%
Consumer Discretionary	16.9
Information Technology	12.7
Industrials	11.5
Health Care	11.2
Consumer Staples	10.7
Utilities	6.4
Materials	5.6
Energy	4.4
Others (each less than 1.0%)	0.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Financials	23.8%
Industrials	17.8
Consumer Discretionary	12.3
Information Technology	10.0
Consumer Staples	9.0
Materials	8.4
Health Care	7.9
Utilities	6.4
Energy	4.4

*	Percentages indicated are based upon total long investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based upon total short investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION

CLASS A SHARES	5/28/10
Without Sales Charge		3.49%	1.15%
With Sales Charge*		(1.91)	(1.07)
CLASS C SHARES	5/28/10
Without CDSC		2.91	0.61
With CDSC**		1.91	0.61
CLASS R5 SHARES	5/28/10	3.87	1.58
SELECT CLASS SHARES	5/28/10	3.68	1.37

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/28/2010 TO 10/31/2012)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 28, 2010.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Research Equity Long/Short Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the S&P 500 Index and the Lipper Long/Short Equity Funds Index from May 28, 2010 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks. The performance of the Lipper Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA

Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Long/Short Equity Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	(1.39)%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.08%

Net Assets as of 10/31/2012 (In Thousands)	$764,521

INVESTMENT OBJECTIVE**

The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the twelve months ended October 31, 2012. The Fund’s stock selection in the industrial cyclical and semiconductors sectors detracted from the Fund’s return, while the Fund’s stock selection in the media and software and hardware sectors contributed to the Fund’s return.

Individual detractors from the Fund’s return included the Fund’s short positions in Taiwan Semiconductor Manufacturing Co., Ltd. and Valspar Corp. Taiwan Semiconductor Manufacturing Co., Ltd. develops and manufactures integrated circuit products, which are used in many of Apple Inc.’s consumer electronic devices. The stock increased due to strong demand for Apple Inc.’s products. Shares of chemical manufacturing company Valspar Corp. benefited from signs of strength in the company’s end markets.

Individual contributors to the Fund’s return included the Fund’s short positions in Cliffs Natural Resources, Inc. and Electronic

Arts, Inc. Natural Resources, Inc. is an iron ore producer and a producer of metallurgical coal. The stock declined due to pricing pressure in the coal sector given low natural gas prices and slower economic growth. Software and programming company Electronic Arts, Inc. lowered its expectations for its fiscal 2013 earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to traditional investments such as stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large- and mid-cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Time Warner, Inc.	2.9%
2.	United Technologies Corp.	2.3
3.	Air Products & Chemicals, Inc.	2.2
4.	CBS Corp. (Non-Voting), Class B	2.2
5.	ACE Ltd., (Switzerland)	1.8
6.	Merck & Co., Inc.	1.7
7.	PACCAR, Inc.	1.6
8.	MetLife, Inc.	1.5
9.	E.I. du Pont de Nemours & Co.	1.4
10.	PG&E Corp.	1.3

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	International Business Machines Corp.	2.4%
2.	Exxon Mobil Corp.	2.4
3.	Consolidated Edison, Inc.	2.2
4.	Eli Lilly & Co.	2.2
5.	Hershey Co. (The)	2.1
6.	Praxair, Inc.	1.9
7.	Altria Group, Inc.	1.8
8.	Wal-Mart Stores, Inc.	1.7
9.	AT&T, Inc.	1.6
10.	Lockheed Martin Corp.	1.6

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Financials	18.5%
Consumer Discretionary	13.4
Industrials	11.2
Information Technology	10.2
Health Care	8.7
Consumer Staples	7.4
Materials	6.4
Utilities	5.5
Energy	4.2
Telecommunication Services	0.9
Short-term Investments	13.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Financials	21.3%
Consumer Discretionary	13.8
Industrials	13.8
Information Technology	10.5
Consumer Staples	9.7
Health Care	9.4
Materials	8.1
Utilities	6.8
Energy	5.0
Telecommunication Services	1.6

*	Percentages indicated are based upon total long investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based upon total short investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		(1.84)%	0.35%	1.72%
With Sales Charge*		(7.02)	(0.72)	1.17
CLASS B SHARES	2/28/02
Without CDSC		(2.39)	(0.15)	1.32
With CDSC**		(7.39)	(0.56)	1.32
CLASS C SHARES	11/2/09
Without CDSC		(2.32)	(0.14)	1.22
With CDSC***		(3.32)	(0.14)	1.22
INSTITUTIONAL CLASS SHARES	12/31/98	(1.39)	0.87	2.21
SELECT CLASS SHARES	11/2/09	(1.66)	0.71	2.13

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (10/31/02 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns for Class C Shares would have been similar to Class B Shares because Class C Shares have similar expenses to Class B Shares.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Research Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market-Neutral Funds Average from October 31, 2002 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Equity

Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Equity Market-Neutral Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 100.0% (j)
	Common Stocks — 100.0%
	Consumer Discretionary — 16.9%
	Auto Components — 1.9%
1	BorgWarner, Inc. (a)	80
23	Johnson Controls, Inc.	585
7	Lear Corp.	304
2	TRW Automotive Holdings Corp. (a)	88

		1,057

	Automobiles — 1.2%
28	General Motors Co. (a)	704

	Hotels, Restaurants & Leisure — 0.6%
5	Carnival Corp.	173
5	Royal Caribbean Cruises Ltd.	161

		334

	Household Durables — 1.0%
8	Lennar Corp., Class A	316
9	PulteGroup, Inc. (a)	159
3	Ryland Group, Inc. (The)	111

		586

	Internet & Catalog Retail — 1.3%
2	Amazon.com, Inc. (a)	533
4	Expedia, Inc.	211

		744

	Media — 6.6%
37	CBS Corp. (Non-Voting), Class B	1,199
7	Discovery Communications, Inc., Class A (a)	406
5	DISH Network Corp., Class A	189
3	Time Warner Cable, Inc.	263
39	Time Warner, Inc.	1,675

		3,732

	Multiline Retail — 0.7%
6	Target Corp.	408

	Specialty Retail — 1.9%
1	AutoZone, Inc. (a)	409
5	Home Depot, Inc. (The)	316
10	Lowe’s Cos., Inc.	324

		1,049

	Textiles, Apparel & Luxury Goods — 1.7%
5	Coach, Inc.	282
2	Lululemon Athletica, Inc., (Canada) (a)	131
1	NIKE, Inc., Class B	73
3	V.F. Corp.	460

		946

	Total Consumer Discretionary	9,560

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 10.7%
	Beverages — 3.1%
3	Beam, Inc.	187
10	Coca-Cola Co. (The)	354
22	Coca-Cola Enterprises, Inc.	702
5	Constellation Brands, Inc., Class A (a)	168
4	Dr. Pepper Snapple Group, Inc.	151
3	PepsiCo, Inc.	219

		1,781

	Food Products — 6.4%
14	Archer-Daniels-Midland Co.	374
24	Campbell Soup Co.	860
30	ConAgra Foods, Inc.	830
21	General Mills, Inc.	858
5	Kraft Foods Group, Inc. (a)	246
15	Mondelez International, Inc., Class A	403
3	Tyson Foods, Inc., Class A	44

		3,615

	Household Products — 0.9%
4	Energizer Holdings, Inc.	297
3	Procter & Gamble Co. (The)	220

		517

	Tobacco — 0.3%
2	Philip Morris International, Inc.	151

	Total Consumer Staples	6,064

	Energy — 4.4%
	Energy Equipment & Services — 1.5%
3	Baker Hughes, Inc.	130
1	Cameron International Corp. (a)	74
2	Ensco plc, (United Kingdom), Class A	138
5	Halliburton Co.	171
3	National Oilwell Varco, Inc.	186
3	Schlumberger Ltd.	180

		879

	Oil, Gas & Consumable Fuels — 2.9%
2	Anadarko Petroleum Corp.	134
1	Cheniere Energy, Inc. (a)	19
1	Chevron Corp.	72
2	EOG Resources, Inc.	270
6	Kinder Morgan, Inc.	212
7	Occidental Petroleum Corp.	529
4	Peabody Energy Corp.	112
10	Valero Energy Corp.	282

		1,630

	Total Energy	2,509

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Financials — 20.0%
	Capital Markets — 2.4%
3	Ameriprise Financial, Inc.	166
3	Goldman Sachs Group, Inc. (The)	353
13	Invesco Ltd.	306
10	Morgan Stanley	168
6	State Street Corp.	267
7	TD Ameritrade Holding Corp.	115

		1,375

	Commercial Banks — 1.8%
2	Comerica, Inc.	52
4	East West Bancorp, Inc.	91
18	Regions Financial Corp.	119
5	SunTrust Banks, Inc.	129
17	Wells Fargo & Co.	588
3	Zions Bancorp	55

		1,034

	Consumer Finance — 0.4%
4	American Express Co.	197

	Diversified Financial Services — 1.4%
26	Bank of America Corp.	245
7	Citigroup, Inc.	265
2	CME Group, Inc.	138
1	IntercontinentalExchange, Inc. (a)	147

		795

	Insurance — 7.1%
16	ACE Ltd., (Switzerland)	1,280
13	Axis Capital Holdings Ltd., (Bermuda)	486
4	Everest Re Group Ltd., (Bermuda)	472
10	Hartford Financial Services Group, Inc.	218
27	MetLife, Inc.	958
2	PartnerRe Ltd., (Bermuda)	161
5	Prudential Financial, Inc.	309
6	XL Group plc, (Ireland)	149

		4,033

	Real Estate Investment Trusts (REITs) — 6.9%
13	American Campus Communities, Inc.	586
11	Apartment Investment & Management Co., Class A	285
2	AvalonBay Communities, Inc.	260
1	Boston Properties, Inc.	119
16	DDR Corp.	246
1	Digital Realty Trust, Inc.	80
7	Highwoods Properties, Inc.	219

SHARES		SECURITY DESCRIPTION	VALUE($)

		Real Estate Investment Trusts (REITs) — Continued
15		Liberty Property Trust	516
4		Macerich Co. (The)	201
5		Post Properties, Inc.	266
3		Public Storage	430
2		Simon Property Group, Inc. (m)	283
1		SL Green Realty Corp.	105
13		Sunstone Hotel Investors, Inc. (a)	124
2		Ventas, Inc.	149

			3,869

		Total Financials	11,303

		Health Care — 11.2%
		Biotechnology — 3.0%
4		Biogen Idec, Inc. (a)	617
8		Celgene Corp. (a)	621
5		Dendreon Corp. (a)	18
2		Onyx Pharmaceuticals, Inc. (a)	191
6		Vertex Pharmaceuticals, Inc. (a)	267

			1,714

		Health Care Equipment & Supplies — 1.6%
11		CareFusion Corp. (a)	289
11		Covidien plc, (Ireland)	596

			885

		Health Care Providers & Services — 2.3%
4		DaVita, Inc. (a)	481
5		Humana, Inc.	348
8		UnitedHealth Group, Inc.	446

			1,275

		Life Sciences Tools & Services — 0.1%
—	(h)	Mettler-Toledo International, Inc. (a)	59

		Pharmaceuticals — 4.2%
3		Abbott Laboratories	179
3		Allergan, Inc.	300
36		Merck & Co., Inc.	1,655
10		Mylan, Inc. (a)	243

			2,377

		Total Health Care	6,310

		Industrials — 11.5%
		Aerospace & Defense — 1.7%
12		United Technologies Corp.	962

		Building Products — 0.5%
20		Masco Corp.	304

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Commercial Services & Supplies — 0.9%
18	Tyco International Ltd., (Switzerland)	478

	Construction & Engineering — 1.1%
11	Fluor Corp.	588

	Electrical Equipment — 1.5%
17	Emerson Electric Co.	846

	Machinery — 2.6%
20	PACCAR, Inc.	881
7	Pentair Ltd., (Switzerland)	294
4	SPX Corp.	294

		1,469

	Road & Rail — 2.8%
32	CSX Corp.	661
6	Norfolk Southern Corp.	354
5	Union Pacific Corp.	576

		1,591

	Trading Companies & Distributors — 0.4%
1	W.W. Grainger, Inc.	236

	Total Industrials	6,474

	Information Technology — 12.7%
	Communications Equipment — 1.1%
23	Cisco Systems, Inc.	396
7	Juniper Networks, Inc. (a)	124
2	QUALCOMM, Inc.	105

		625

	Computers & Peripherals — 1.3%
1	Apple, Inc.	604
10	Hewlett-Packard Co.	139

		743

	Electronic Equipment, Instruments & Components — 0.2%
3	TE Connectivity Ltd., (Switzerland)	111

	Internet Software & Services — 1.5%
3	eBay, Inc. (a)	164
1	Facebook, Inc., Class A (a)	19
1	Google, Inc., Class A (a)	544
1	LinkedIn Corp., Class A (a)	91

		818

	IT Services — 1.7%
4	Cognizant Technology Solutions Corp., Class A (a)	266
6	Fidelity National Information Services, Inc.	184
5	Genpact Ltd.	96
3	VeriFone Systems, Inc. (a)	79

SHARES		SECURITY DESCRIPTION	VALUE($)

		IT Services — Continued
2		Visa, Inc., Class A	304

			929

		Semiconductors & Semiconductor Equipment — 4.3%
14		Altera Corp.	421
3		ASML Holding N.V., (Netherlands)	174
2		Avago Technologies Ltd., (Singapore)	67
13		Broadcom Corp., Class A (a)	396
16		Freescale Semiconductor Ltd. (a)	140
1		KLA-Tencor Corp.	51
12		Lam Research Corp. (a)	412
21		LSI Corp. (a)	145
15		Marvell Technology Group Ltd., (Bermuda)	117
7		Maxim Integrated Products, Inc.	181
14		ON Semiconductor Corp. (a)	86
8		Xilinx, Inc.	262

			2,452

		Software — 2.6%
7		Adobe Systems, Inc. (a)	244
4		Citrix Systems, Inc. (a)	232
14		Microsoft Corp.	408
15		Oracle Corp.	470
52		Zynga, Inc., Class A (a)	117

			1,471

		Total Information Technology	7,149

		Materials — 5.6%
		Chemicals — 3.5%
10		Air Products & Chemicals, Inc.	756
20		E.I. du Pont de Nemours & Co.	884
10		Georgia Gulf Corp.	349

			1,989

		Containers & Packaging — 0.1%
—	(h)	Rock-Tenn Co., Class A	30

		Metals & Mining — 2.0%
49		Alcoa, Inc.	423
13		Freeport-McMoRan Copper & Gold, Inc.	507
7		United States Steel Corp.	141
1		Walter Energy, Inc.	48

			1,119

		Total Materials	3,138

		Telecommunication Services — 0.6%
		Wireless Telecommunication Services — 0.6%
2		SBA Communications Corp., Class A (a)	154

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Wireless Telecommunication Services — Continued
32	Sprint Nextel Corp. (a)	177

	Total Telecommunication Services	331

	Utilities — 6.4%
	Electric Utilities — 3.0%
10	American Electric Power Co., Inc.	441
7	NextEra Energy, Inc.	483
41	NV Energy, Inc.	778

		1,702

	Gas Utilities — 0.3%
4	AGL Resources, Inc.	165

	Multi-Utilities — 3.1%
7	NiSource, Inc.	178
19	PG&E Corp.	821
11	Sempra Energy	759

		1,758

	Total Utilities	3,625

	Total Common Stocks (Cost $50,565)	56,463

Short-Term Investment — 0.0% (g)
	Investment Company — 0.0% (g)
16	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110%, (b) (l) (m) (Cost $16)	16

	Total Investments — 100.0% (Cost $50,581)	56,479
	Liabilities in Excess of Other Assets— 0.0% (g)	(12)

	NET ASSETS — 100.0%	$56,467

Short Positions — 72.4%
Common Stocks — 72.4%
	Consumer Discretionary — 8.9%
	Auto Components — 0.6%
2	Autoliv, Inc., (Sweden)	119
13	Gentex Corp.	222

		341

	Automobiles — 0.6%
33	Ford Motor Co.	370

	Hotels, Restaurants & Leisure — 0.5%
2	Choice Hotels International, Inc.	66
6	Hyatt Hotels Corp., Class A (a)	214

		280

	Household Durables — 0.6%
3	Harman International Industries, Inc.	105
7	Toll Brothers, Inc. (a)	224

		329

SHARES		SECURITY DESCRIPTION	VALUE($)

		Internet & Catalog Retail — 0.6%
3		Netflix, Inc. (a)	208
—	(h)	priceline.com, Inc. (a)	115

			323

		Media — 5.1%
14		Gannett Co., Inc.	233
10		Interpublic Group of Cos., Inc. (The)	101
8		New York Times Co. (The), Class A (a)	68
23		News Corp., Class B	560
15		Omnicom Group, Inc.	727
13		Scripps Networks Interactive, Inc., Class A	769
1		Washington Post Co. (The), Class B	410

			2,868

		Multiline Retail — 0.2%
5		J.C. Penney Co., Inc.	128

		Specialty Retail — 0.7%
2		Bed Bath & Beyond, Inc. (a)	103
5		CarMax, Inc. (a)	158
1		O’Reilly Automotive, Inc. (a)	110

			371

		Total Consumer Discretionary	5,010

		Consumer Staples — 6.5%
		Beverages — 0.7%
6		Brown-Forman Corp., Class B	395

		Food Products — 3.0%
6		H.J. Heinz Co.	364
16		Hershey Co. (The)	1,111
4		Mead Johnson Nutrition Co.	216

			1,691

		Household Products — 0.9%
8		Church & Dwight Co., Inc.	418
1		Kimberly-Clark Corp.	79

			497

		Personal Products — 0.6%
6		Estee Lauder Cos., Inc. (The), Class A	352

		Tobacco — 1.3%
24		Altria Group, Inc.	751

		Total Consumer Staples	3,686

		Energy — 3.2%
		Energy Equipment & Services — 0.6%
2		Diamond Offshore Drilling, Inc.	159
4		Tenaris S.A., (Luxembourg), ADR	161

			320

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Oil, Gas & Consumable Fuels — 2.6%
4	CONSOL Energy, Inc.	124
9	Encana Corp., (Canada)	211
7	Exxon Mobil Corp.	609
3	Newfield Exploration Co. (a)	83
3	Spectra Energy Corp.	87
8	TransCanada Corp., (Canada)	374

		1,488

	Total Energy	1,808

	Financials — 17.3%
	Capital Markets — 1.1%
1	BlackRock, Inc.	152
5	Federated Investors, Inc., Class B	110
3	Franklin Resources, Inc.	376

		638

	Commercial Banks — 1.7%
6	Bank of Hawaii Corp.	251
3	Commerce Bancshares, Inc.	126
7	UMB Financial Corp.	323
26	Valley National Bancorp	258

		958

	Insurance — 7.3%
7	Allstate Corp. (The)	281
5	American International Group, Inc. (a)	178
12	Aon plc, (United Kingdom)	637
6	Arch Capital Group Ltd., (Bermuda) (a)	268
8	Chubb Corp. (The)	586
6	Lincoln National Corp.	147
4	Principal Financial Group, Inc.	123
12	Progressive Corp. (The)	274
3	RenaissanceRe Holdings Ltd., (Bermuda)	203
7	Torchmark Corp.	353
5	Travelers Cos., Inc. (The)	332
18	W.R. Berkley Corp.	704

		4,086

	Real Estate Investment Trusts (REITs) — 7.2%
19	Brandywine Realty Trust	216
55	DCT Industrial Trust, Inc.	353
9	DiamondRock Hospitality Co.	77
9	Douglas Emmett, Inc.	202
8	EastGroup Properties, Inc.	430
3	Health Care REIT, Inc.	181
26	Kimco Realty Corp.	505
3	Mid-America Apartment Communities, Inc.	211

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
14	Prologis, Inc.	492
10	Realty Income Corp.	411
6	Tanger Factory Outlet Centers	175
4	Vornado Realty Trust	310
19	Weingarten Realty Investors	500

		4,063

	Total Financials	9,745

	Health Care — 5.7%
	Biotechnology — 0.8%
4	Amgen, Inc.	317
1	Medivation, Inc. (a)	53
2	United Therapeutics Corp. (a)	72

		442

	Health Care Equipment & Supplies — 2.3%
2	Edwards Lifesciences Corp. (a)	169
9	Medtronic, Inc.	364
5	Varian Medical Systems, Inc. (a)	360
6	Zimmer Holdings, Inc.	415

		1,308

	Health Care Providers & Services — 0.1%
3	Tenet Healthcare Corp. (a)	68

	Life Sciences Tools & Services — 0.2%
3	Agilent Technologies, Inc.	111

	Pharmaceuticals — 2.3%
19	Eli Lilly & Co.	903
6	Forest Laboratories, Inc. (a)	189
7	Hospira, Inc. (a)	225

		1,317

	Total Health Care	3,246

	Industrials — 12.8%
	Aerospace & Defense — 3.6%
8	Boeing Co. (The)	581
10	Lockheed Martin Corp.	924
6	Raytheon Co.	327
9	Textron, Inc.	232

		2,064

	Air Freight & Logistics — 1.3%
6	FedEx Corp.	507
3	United Parcel Service, Inc., Class B	222

		729

	Electrical Equipment — 0.9%
8	Rockwell Automation, Inc.	534

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Industrial Conglomerates — 1.4%
6	Danaher Corp.	326
22	General Electric Co.	465

		791

	Machinery — 3.6%
4	Caterpillar, Inc.	331
1	Cummins, Inc.	110
11	Dover Corp.	639
4	Eaton Corp.	198
11	Illinois Tool Works, Inc.	676
1	Parker Hannifin Corp.	78

		2,032

	Road & Rail — 1.5%
21	Heartland Express, Inc.	296
17	Knight Transportation, Inc.	261
12	Werner Enterprises, Inc.	287

		844

	Trading Companies & Distributors — 0.5%
6	Fastenal Co.	261

	Total Industrials	7,255

	Information Technology — 7.3%
	Communications Equipment — 0.3%
4	JDS Uniphase Corp. (a)	37
3	Motorola Solutions, Inc.	131

		168

	Internet Software & Services — 0.4%
6	AOL, Inc. (a)	202

	IT Services — 1.4%
3	Automatic Data Processing, Inc.	196
1	Fiserv, Inc. (a)	89
6	Paychex, Inc.	208
10	SAIC, Inc.	105
6	Total System Services, Inc.	146
1	Vantiv, Inc., Class A (a)	28

		772

	Semiconductors & Semiconductor Equipment — 4.7%
16	Cypress Semiconductor Corp. (a)	156
33	Intel Corp.	706
5	Linear Technology Corp.	147
23	Microchip Technology, Inc.	714
17	NVIDIA Corp. (a)	200
45	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	715

		2,638

SHARES		SECURITY DESCRIPTION	VALUE($)

		Software — 0.5%
21		Electronic Arts, Inc. (a)	255
—	(h)	Salesforce.com, Inc. (a)	59

			314

		Total Information Technology	4,094

		Materials — 6.1%
		Chemicals — 3.4%
4		Cabot Corp.	126
2		Celanese Corp., Class A	57
14		Dow Chemical Co. (The)	402
2		OM Group, Inc. (a)	43
9		Praxair, Inc.	908
2		Sigma-Aldrich Corp.	138
5		Valspar Corp.	261

			1,935

		Construction Materials — 0.4%
5		Vulcan Materials Co.	231

		Metals & Mining — 2.3%
5		AK Steel Holding Corp.	23
13		Cliffs Natural Resources, Inc.	481
16		Nucor Corp.	631
7		Vale S.A., (Brazil), ADR	137

			1,272

		Total Materials	3,438

		Utilities — 4.6%
		Electric Utilities — 2.5%
7		Duke Energy Corp.	434
3		Edison International	137
5		Entergy Corp.	362
6		Exelon Corp.	223
6		Southern Co. (The)	266

			1,422

		Gas Utilities — 0.3%
3		National Fuel Gas Co.	166

		Multi-Utilities — 1.8%
11		Consolidated Edison, Inc.	687
9		Wisconsin Energy Corp.	327

			1,014

		Total Utilities	2,602

		Total Short Positions (Proceeds $39,357)	$40,884

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 99.4% (j)
Common Stocks — 85.9%
	Consumer Discretionary — 13.4%
	Auto Components — 1.6%
12	BorgWarner, Inc. (a)	764
271	Johnson Controls, Inc.	6,984
83	Lear Corp.	3,523
20	TRW Automotive Holdings Corp. (a)	907

		12,178

	Automobiles — 0.9%
261	General Motors Co. (a)	6,661

	Hotels, Restaurants & Leisure — 0.5%
49	Carnival Corp.	1,841
49	Royal Caribbean Cruises Ltd.	1,650

		3,491

	Household Durables — 0.6%
59	Lennar Corp., Class A	2,207
83	PulteGroup, Inc. (a)	1,437
23	Ryland Group, Inc. (The)	769

		4,413

	Internet & Catalog Retail — 1.0%
21	Amazon.com, Inc. (a)	4,994
39	Expedia, Inc.	2,283

		7,277

	Media — 6.0%
508	CBS Corp. (Non-Voting), Class B	16,456
36	Comcast Corp., Class A	1,343
32	Discovery Communications, Inc., Class A (a)	1,865
55	DISH Network Corp., Class A	1,945
22	Time Warner Cable, Inc.	2,210
512	Time Warner, Inc.	22,251

		46,070

	Multiline Retail — 0.3%
42	Target Corp.	2,652

	Specialty Retail — 1.5%
14	AutoZone, Inc. (a)	5,287
61	Home Depot, Inc. (The)	3,744
75	Lowe’s Cos., Inc.	2,432

		11,463

	Textiles, Apparel & Luxury Goods — 1.0%
48	Coach, Inc.	2,674
20	Lululemon Athletica, Inc., (Canada) (a)	1,401
10	NIKE, Inc., Class B	923
19	V.F. Corp.	2,926

		7,924

	Total Consumer Discretionary	102,129

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 7.3%
	Beverages — 2.1%
26	Beam, Inc.	1,434
80	Coca-Cola Co. (The)	2,956
199	Coca-Cola Enterprises, Inc.	6,253
41	Constellation Brands, Inc., Class A (a)	1,438
34	Dr. Pepper Snapple Group, Inc.	1,470
32	PepsiCo, Inc.	2,181

		15,732

	Food Products — 4.4%
219	Archer-Daniels-Midland Co.	5,886
269	Campbell Soup Co.	9,495
283	ConAgra Foods, Inc.	7,876
98	General Mills, Inc.	3,928
49	Kraft Foods Group, Inc. (a)	2,206
153	Mondelez International, Inc., Class A	4,060
29	Tyson Foods, Inc., Class A	486

		33,937

	Household Products — 0.6%
48	Energizer Holdings, Inc.	3,531
20	Procter & Gamble Co. (The)	1,385

		4,916

	Tobacco — 0.2%
17	Philip Morris International, Inc.	1,470

	Total Consumer Staples	56,055

	Energy — 4.2%
	Energy Equipment & Services — 1.4%
26	Baker Hughes, Inc.	1,074
14	Cameron International Corp. (a)	684
18	Ensco plc, (United Kingdom), Class A	1,046
95	Halliburton Co.	3,071
28	National Oilwell Varco, Inc.	2,049
37	Schlumberger Ltd.	2,573

		10,497

	Oil, Gas & Consumable Fuels — 2.8%
23	Anadarko Petroleum Corp.	1,548
8	Cheniere Energy, Inc. (a)	130
26	Chevron Corp.	2,888
24	EOG Resources, Inc.	2,761
85	Kinder Morgan, Inc.	2,957
90	Occidental Petroleum Corp.	7,108
28	Peabody Energy Corp.	787
107	Valero Energy Corp.	3,102

		21,281

	Total Energy	31,778

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Financials — 18.4%
	Capital Markets — 2.2%
33	Ameriprise Financial, Inc.	1,897
33	Goldman Sachs Group, Inc. (The)	3,984
170	Invesco Ltd.	4,139
118	Morgan Stanley	2,053
88	State Street Corp.	3,913
73	TD Ameritrade Holding Corp.	1,147

		17,133

	Commercial Banks — 2.0%
38	Comerica, Inc.	1,121
53	East West Bancorp, Inc.	1,128
200	Regions Financial Corp.	1,304
63	SunTrust Banks, Inc.	1,700
26	SVB Financial Group (a)	1,466
230	Wells Fargo & Co.	7,745
33	Zions Bancorp	717

		15,181

	Consumer Finance — 0.3%
40	American Express Co.	2,239

	Diversified Financial Services — 1.2%
264	Bank of America Corp.	2,463
82	Citigroup, Inc.	3,071
26	CME Group, Inc.	1,466
15	IntercontinentalExchange, Inc. (a)	1,913

		8,913

	Insurance — 6.3%
178	ACE Ltd., (Switzerland)	13,964
176	Axis Capital Holdings Ltd., (Bermuda)	6,360
60	Everest Re Group Ltd., (Bermuda)	6,630
129	Hartford Financial Services Group, Inc.	2,794
328	MetLife, Inc.	11,655
16	PartnerRe Ltd., (Bermuda)	1,272
69	Prudential Financial, Inc.	3,964
60	XL Group plc, (Ireland)	1,472

		48,111

	Real Estate Investment Trusts (REITs) — 6.4%
50	Alexandria Real Estate Equities, Inc.	3,513
127	American Campus Communities, Inc.	5,741
106	Apartment Investment & Management Co., Class A	2,816
20	AvalonBay Communities, Inc.	2,643
37	Boston Properties, Inc.	3,944
258	DDR Corp.	3,969

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
11	Digital Realty Trust, Inc.	676
66	Highwoods Properties, Inc.	2,125
180	Liberty Property Trust	6,329
39	Macerich Co. (The)	2,234
75	Post Properties, Inc.	3,670
32	Public Storage	4,395
25	Simon Property Group, Inc.	3,815
15	SL Green Realty Corp.	1,107
30	Ventas, Inc.	1,911

		48,888

	Total Financials	140,465

	Health Care — 8.6%
	Biotechnology — 2.7%
49	Biogen Idec, Inc. (a)	6,745
113	Celgene Corp. (a)	8,288
60	Dendreon Corp. (a)	228
32	Onyx Pharmaceuticals, Inc. (a)	2,476
64	Vertex Pharmaceuticals, Inc. (a)	3,107

		20,844

	Health Care Equipment & Supplies — 1.6%
153	CareFusion Corp. (a)	4,050
145	Covidien plc, (Ireland)	7,982

		12,032

	Health Care Providers & Services — 1.5%
48	DaVita, Inc. (a)	5,423
29	Humana, Inc.	2,154
77	UnitedHealth Group, Inc.	4,312

		11,889

	Life Sciences Tools & Services — 0.1%
4	Mettler-Toledo International, Inc. (a)	745

	Pharmaceuticals — 2.7%
32	Abbott Laboratories	2,097
23	Allergan, Inc.	2,077
283	Merck & Co., Inc.	12,897
122	Mylan, Inc. (a)	3,089
9	Teva Pharmaceutical Industries Ltd., (Israel), ADR	376

		20,536

	Total Health Care	66,046

	Industrials — 11.1%
	Aerospace & Defense — 2.3%
222	United Technologies Corp.	17,332

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Building Products — 0.3%
180	Masco Corp.	2,718

	Commercial Services & Supplies — 0.9%
245	Tyco International Ltd., (Switzerland)	6,570

	Construction & Engineering — 1.1%
150	Fluor Corp.	8,349

	Electrical Equipment — 1.2%
195	Emerson Electric Co.	9,463

	Machinery — 2.5%
274	PACCAR, Inc.	11,886
93	Pentair Ltd., (Switzerland)	3,935
51	SPX Corp.	3,485

		19,306

	Road & Rail — 2.5%
473	CSX Corp.	9,675
65	Norfolk Southern Corp.	4,006
43	Union Pacific Corp.	5,290

		18,971

	Trading Companies & Distributors — 0.3%
13	W.W. Grainger, Inc.	2,518

	Total Industrials	85,227

	Information Technology — 10.2%
	Communications Equipment — 1.0%
301	Cisco Systems, Inc.	5,154
95	Juniper Networks, Inc. (a)	1,578
20	QUALCOMM, Inc.	1,160

		7,892

	Computers & Peripherals — 1.0%
11	Apple, Inc.	6,546
102	Hewlett-Packard Co.	1,406

		7,952

	Electronic Equipment, Instruments & Components — 0.2%
48	TE Connectivity Ltd., (Switzerland)	1,548

	Internet Software & Services — 1.2%
49	eBay, Inc. (a)	2,342
10	Facebook, Inc., Class A (a)	205
7	Google, Inc., Class A (a)	4,962
12	LinkedIn Corp., Class A (a)	1,294

		8,803

	IT Services — 1.0%
50	Cognizant Technology Solutions Corp., Class A (a)	3,299
32	Fidelity National Information Services, Inc.	1,055

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — Continued
86	Genpact Ltd.	1,509
15	Visa, Inc., Class A	2,040

		7,903

	Semiconductors & Semiconductor Equipment — 3.8%
149	Altera Corp.	4,529
35	ASML Holding N.V., (Netherlands)	1,940
23	Avago Technologies Ltd., (Singapore)	773
165	Broadcom Corp., Class A (a)	5,191
189	Freescale Semiconductor Ltd. (a)	1,692
15	KLA-Tencor Corp.	689
171	Lam Research Corp. (a)	6,046
225	LSI Corp. (a)	1,539
191	Marvell Technology Group Ltd., (Bermuda)	1,504
59	Maxim Integrated Products, Inc.	1,629
113	ON Semiconductor Corp. (a)	692
80	Xilinx, Inc.	2,606

		28,830

	Software — 2.0%
76	Adobe Systems, Inc. (a)	2,574
46	Citrix Systems, Inc. (a)	2,837
129	Microsoft Corp.	3,678
145	Oracle Corp.	4,509
611	Zynga, Inc., Class A (a)	1,374

		14,972

	Total Information Technology	77,900

	Materials — 6.3%
	Chemicals — 4.0%
212	Air Products & Chemicals, Inc.	16,467
238	E.I. du Pont de Nemours & Co.	10,613
103	Georgia Gulf Corp.	3,636

		30,716

	Containers & Packaging — 0.5%
82	Crown Holdings, Inc. (a)	3,125
8	Rock-Tenn Co., Class A	608

		3,733

	Metals & Mining — 1.8%
805	Alcoa, Inc.	6,901
123	Freeport-McMoRan Copper & Gold, Inc.	4,763
93	United States Steel Corp.	1,888
13	Walter Energy, Inc.	458

		14,010

	Total Materials	48,459

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	17

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.6%
97	Verizon Communications, Inc.	4,342

	Wireless Telecommunication Services — 0.3%
12	SBA Communications Corp., Class A (a)	766
366	Sprint Nextel Corp. (a)	2,029

		2,795

	Total Telecommunication Services	7,137

	Utilities — 5.5%
	Electric Utilities — 2.7%
144	American Electric Power Co., Inc.	6,413
70	NextEra Energy, Inc.	4,897
503	NV Energy, Inc.	9,571

		20,881

	Gas Utilities — 0.2%
27	AGL Resources, Inc.	1,090

	Multi-Utilities — 2.6%
82	NiSource, Inc.	2,088
241	PG&E Corp.	10,256
106	Sempra Energy	7,380

		19,724

	Total Utilities	41,695

	Total Common Stocks (Cost $560,788)	656,891

	Short-Term Investments— 13.5%
	Investment Company — 13.4%
102,730	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m)	102,730

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.1%
530	U.S. Treasury Bill, 0.175%, 05/30/13 (k) (n)	529

	Total Short-Term Investments (Cost $103,260)	103,259

	Total Investments — 99.4% (Cost $664,048)	760,150
	Other Assets in Excess of Liabilities — 0.6%	4,371

	NET ASSETS — 100.0%	$764,521

SHARES
Short Positions — 85.6%
Common Stocks — 85.6%
	Consumer Discretionary — 11.8%
	Auto Components — 0.5%
22	Autoliv, Inc., (Sweden)	1,239

SHARES	SECURITY DESCRIPTION	VALUE($)

	Auto Components — Continued
157	Gentex Corp.	2,698

		3,937

	Automobiles — 0.7%
475	Ford Motor Co.	5,299

	Hotels, Restaurants & Leisure — 2.0%
190	Choice Hotels International, Inc.	5,958
132	Hyatt Hotels Corp., Class A (a)	4,807
49	McDonald’s Corp.	4,244

		15,009

	Household Durables — 0.5%
32	Harman International Industries, Inc.	1,342
76	Toll Brothers, Inc. (a)	2,502

		3,844

	Internet & Catalog Retail — 0.5%
34	Netflix, Inc. (a)	2,720
3	priceline.com, Inc. (a)	1,492

		4,212

	Leisure Equipment & Products — 0.5%
100	Mattel, Inc.	3,674

	Media — 6.3%
196	Gannett Co., Inc.	3,317
130	Interpublic Group of Cos., Inc. (The)	1,312
68	New York Times Co. (The), Class A (a)	556
276	News Corp., Class B	6,733
213	Omnicom Group, Inc.	10,193
153	Scripps Networks Interactive, Inc., Class A	9,266
24	Viacom, Inc., Class B	1,225
152	Walt Disney Co. (The)	7,478
23	Washington Post Co. (The), Class B	7,818

		47,898

	Multiline Retail — 0.2%
57	J.C. Penney Co., Inc.	1,357

	Specialty Retail — 0.6%
28	Bed Bath & Beyond, Inc. (a)	1,627
55	CarMax, Inc. (a)	1,853
17	O’Reilly Automotive, Inc. (a)	1,482

		4,962

	Total Consumer Discretionary	90,192

	Consumer Staples — 8.3%
	Beverages — 0.5%
53	Brown-Forman Corp., Class B	3,411

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Food & Staples Retailing — 1.8%
41	CVS Caremark Corp.	1,893
31	Walgreen Co.	1,103
145	Wal-Mart Stores, Inc.	10,863

		13,859

	Food Products — 2.8%
78	H.J. Heinz Co.	4,457
202	Hershey Co. (The)	13,877
47	Mead Johnson Nutrition Co.	2,904

		21,238

	Household Products — 0.8%
104	Church & Dwight Co., Inc.	5,299
9	Kimberly-Clark Corp.	726

		6,025

	Personal Products — 0.6%
76	Estee Lauder Cos., Inc. (The), Class A	4,713

	Tobacco — 1.8%
375	Altria Group, Inc.	11,928
19	Lorillard, Inc.	2,146

		14,074

	Total Consumer Staples	63,320

	Energy — 4.3%
	Energy Equipment & Services — 0.8%
59	Diamond Offshore Drilling, Inc.	4,106
65	Tenaris S.A., (Luxembourg), ADR	2,455

		6,561

	Oil, Gas & Consumable Fuels — 3.5%
37	CONSOL Energy, Inc.	1,311
134	Encana Corp., (Canada)	3,017
171	Exxon Mobil Corp.	15,590
36	Newfield Exploration Co. (a)	987
44	Spectra Energy Corp.	1,262
51	Tesoro Corp.	1,912
55	TransCanada Corp., (Canada)	2,465

		26,544

	Total Energy	33,105

	Financials — 18.3%
	Capital Markets — 2.2%
56	Bank of New York Mellon Corp. (The)	1,386
10	BlackRock, Inc.	1,973
62	Federated Investors, Inc., Class B	1,444
39	Franklin Resources, Inc.	4,946

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
57	Northern Trust Corp.	2,700
64	T. Rowe Price Group, Inc.	4,143

		16,592

	Commercial Banks — 3.4%
106	Bank of Hawaii Corp.	4,672
52	BB&T Corp.	1,505
63	Commerce Bancshares, Inc.	2,396
88	Cullen/Frost Bankers, Inc.	4,889
80	U.S. Bancorp	2,644
106	UMB Financial Corp.	4,736
501	Valley National Bancorp	4,883

		25,725

	Insurance — 6.4%
89	Allstate Corp. (The)	3,570
60	American International Group, Inc. (a)	2,109
126	Aon plc, (United Kingdom)	6,803
55	Arch Capital Group Ltd., (Bermuda) (a)	2,424
107	Chubb Corp. (The)	8,268
66	Lincoln National Corp.	1,624
59	Principal Financial Group, Inc.	1,636
168	Progressive Corp. (The)	3,735
18	RenaissanceRe Holdings Ltd., (Bermuda)	1,473
137	Torchmark Corp.	6,931
72	Travelers Cos., Inc. (The)	5,136
138	W.R. Berkley Corp.	5,378

		49,087

	Real Estate Investment Trusts (REITs) — 6.3%
181	Brandywine Realty Trust	2,101
580	DCT Industrial Trust, Inc.	3,738
78	DiamondRock Hospitality Co.	659
73	Douglas Emmett, Inc.	1,721
71	EastGroup Properties, Inc.	3,681
35	Health Care REIT, Inc.	2,080
354	Kimco Realty Corp.	6,914
33	Mid-America Apartment Communities, Inc.	2,109
196	Prologis, Inc.	6,704
115	Realty Income Corp.	4,528
68	Tanger Factory Outlet Centers	2,140
64	Vornado Realty Trust	5,149
247	Weingarten Realty Investors	6,666

		48,190

	Total Financials	139,594

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	19

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Health Care — 8.0%
	Biotechnology — 0.8%
57	Amgen, Inc.	4,924
14	Medivation, Inc. (a)	716
17	United Therapeutics Corp. (a)	772

		6,412

	Health Care Equipment & Supplies — 2.6%
25	Edwards Lifesciences Corp. (a)	2,171
108	Medtronic, Inc.	4,499
71	Varian Medical Systems, Inc. (a)	4,753
128	Zimmer Holdings, Inc.	8,200

		19,623

	Health Care Providers & Services — 0.4%
36	Express Scripts Holding Co. (a)	2,185
34	Tenet Healthcare Corp. (a)	813

		2,998

	Life Sciences Tools & Services — 0.1%
35	Agilent Technologies, Inc.	1,245

	Pharmaceuticals — 4.1%
123	Bristol-Myers Squibb Co.	4,073
292	Eli Lilly & Co.	14,187
59	Forest Laboratories, Inc. (a)	1,982
94	Hospira, Inc. (a)	2,869
115	Johnson & Johnson	8,134

		31,245

	Total Health Care	61,523

	Industrials — 11.8%
	Aerospace & Defense — 3.5%
119	Boeing Co. (The)	8,382
112	Lockheed Martin Corp.	10,482
90	Raytheon Co.	5,065
101	Textron, Inc.	2,539

		26,468

	Air Freight & Logistics — 0.6%
28	FedEx Corp.	2,603
32	United Parcel Service, Inc., Class B	2,344

		4,947

	Electrical Equipment — 0.9%
91	Rockwell Automation, Inc.	6,481

	Industrial Conglomerates — 1.6%
84	Danaher Corp.	4,319
379	General Electric Co.	7,982

		12,301

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 3.1%
49	Caterpillar, Inc.	4,156
15	Cummins, Inc.	1,422
139	Dover Corp.	8,116
46	Eaton Corp.	2,163
131	Illinois Tool Works, Inc.	8,006

		23,863

	Road & Rail — 1.7%
378	Heartland Express, Inc.	5,275
226	Knight Transportation, Inc.	3,410
181	Werner Enterprises, Inc.	4,193

		12,878

	Trading Companies & Distributors — 0.4%
72	Fastenal Co.	3,196

	Total Industrials	90,134

	Information Technology — 9.0%
	Communications Equipment — 0.3%
57	JDS Uniphase Corp. (a)	553
31	Motorola Solutions, Inc.	1,593

		2,146

	Computers & Peripherals — 0.4%
102	Dell, Inc.	944
55	EMC Corp. (a)	1,343
13	Seagate Technology plc, (Ireland)	344
9	Western Digital Corp.	312

		2,943

	Internet Software & Services — 0.4%
81	AOL, Inc. (a)	2,767

	IT Services — 2.8%
24	Automatic Data Processing, Inc.	1,393
10	Fiserv, Inc. (a)	764
81	International Business Machines Corp.	15,660
41	Paychex, Inc.	1,333
109	SAIC, Inc.	1,197
36	Total System Services, Inc.	816
20	Vantiv, Inc., Class A (a)	394

		21,557

	Office Electronics — 0.1%
169	Xerox Corp.	1,088

	Semiconductors & Semiconductor Equipment — 4.1%
158	Cypress Semiconductor Corp. (a)	1,565
395	Intel Corp.	8,531
99	Linear Technology Corp.	3,092

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Semiconductors & Semiconductor Equipment — Continued
197	Microchip Technology, Inc.	6,173
198	NVIDIA Corp. (a)	2,364
596	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	9,480

		31,205

	Software — 0.9%
379	Electronic Arts, Inc. (a)	4,680
23	Intuit, Inc.	1,373
5	Salesforce.com, Inc. (a)	788

		6,841

	Total Information Technology	68,547

	Materials — 6.9%
	Chemicals — 4.1%
50	Cabot Corp.	1,799
20	Celanese Corp.	748
163	Dow Chemical Co. (The)	4,764
43	Ecolab, Inc.	3,000
35	OM Group, Inc. (a)	708
118	Praxair, Inc.	12,533
9	Sherwin-Williams Co. (The)	1,297
21	Sigma-Aldrich Corp.	1,445
96	Valspar Corp.	5,384

		31,678

	Construction Materials — 0.3%
58	Vulcan Materials Co.	2,652

	Metals & Mining — 2.3%
94	AK Steel Holding Corp.	473
167	Cliffs Natural Resources, Inc.	6,068
229	Nucor Corp.	9,192

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
88	Vale S.A., (Brazil), ADR	1,610

		17,343

	Paper & Forest Products — 0.2%
40	International Paper Co.	1,419

	Total Materials	53,092

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.4%
308	AT&T, Inc.	10,640

	Utilities — 5.8%
	Electric Utilities — 2.9%
89	Duke Energy Corp.	5,853
71	Edison International	3,328
78	Entergy Corp.	5,661
73	Exelon Corp.	2,609
105	Southern Co. (The)	4,904

		22,355

	Gas Utilities — 0.3%
36	National Fuel Gas Co.	1,913

	Multi-Utilities — 2.6%
238	Consolidated Edison, Inc.	14,395
41	MDU Resources Group, Inc.	895
128	Wisconsin Energy Corp.	4,939

		20,229

	Total Utilities	44,497

	Total Short Positions (Proceeds $634,099)	$654,644

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(47)	E-mini S&P 500	12/21/12	$(3,306)	$96

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	21

J.P. Morgan Specialty Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of October 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	23

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2012

(Amounts in thousands, except per share amounts)

	Research Equity Long/Short Fund		Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$56,463		$657,420
Investments in affiliates, at value	16		102,730

Total investment securities, at value	56,479		760,150
Cash	—	(a)	—
Deposits at broker for securities sold short	40,438		653,680
Receivables:
Investment securities sold	563		7,317
Fund shares sold	207		3,559
Dividends from non-affiliates	51		628
Dividends from affiliates	—	(a)	7

Total Assets	97,738		1,425,341

LIABILITIES:
Payables:
Securities sold short, at value	40,884		654,644
Dividend expense to non-affiliates on securities sold short	36		666
Investment securities purchased	137		3,111
Interest expense to non-affiliates on securities sold short	—		44
Fund shares redeemed	68		1,424
Variation margin on futures contracts	—		7
Accrued liabilities:
Investment advisory fees	50		503
Administration fees	—	(a)	—
Shareholder servicing fees	10		91
Distribution fees	9		38
Custodian and accounting fees	7		9
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—
Other	70		283

Total Liabilities	41,271		660,820

Net Assets	$56,467		$764,521

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

	Research Equity Long/Short Fund	Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$54,329	$785,405
Accumulated undistributed (distributions in excess of) net investment income	(842)	(14,747)
Accumulated net realized gains (losses)	(1,391)	(81,790)
Net unrealized appreciation (depreciation)	4,371	75,653

Total Net Assets	$56,467	$764,521

Net Assets:
Class A	$40,031	$116,146
Class B	—	741
Class C	578	19,275
Class R5	52	—
Institutional Class	—	337,565
Select Class	15,806	290,794

Total	$56,467	$764,521

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,600	8,045
Class B	—	53
Class C	38	1,385
Class R5	3	—
Institutional Class	—	22,586
Select Class	1,021	19,611

Net Asset Value (a):
Class A — Redemption price per share	$15.39	$14.44
Class B — Offering price per share (b)	—	13.91
Class C — Offering price per share (b)	15.20	13.91
Class R5 — Offering and redemption price per share	15.56	—
Institutional Class — Offering and redemption price per share	—	14.95
Select Class — Offering and redemption price per share	15.48	14.83
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.24	$15.24

Cost of investments in non-affiliates	$50,565	$561,318
Cost of investments in affiliates	16	102,730
Proceeds from securities sold short	39,357	634,099

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	25

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2012

(Amounts in thousands)

	Research Equity Long/Short Fund	Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$2
Dividend income from non-affiliates	1,252	16,585
Dividend income from affiliates	1	84

Total investment income	1,253	16,671

EXPENSES:
Investment advisory fees	730	10,462
Administration fees	51	731
Distribution fees:
Class A	111	349
Class B	—	7
Class C	4	172
Shareholder servicing fees:
Class A	111	349
Class B	—	3
Class C	1	57
Class R5	— (a)	—
Institutional Class	—	401
Select Class	34	681
Custodian and accounting fees	41	50
Professional fees	19	68
Interest expense to affiliates	—	1
Trustees’ and Chief Compliance Officer’s fees	1	9
Printing and mailing costs	—	77
Registration and filing fees	32	128
Transfer agent fees	51	902
Other	3	15
Dividend expense to non-affiliates on securities sold short	1,197	23,847
Interest expense to non-affiliates on securities sold short	96	1,023

Total expenses	2,482	39,332

Less amounts waived	(200)	(4,604)

Net expenses	2,282	34,728

Net investment income (loss)	(1,029)	(18,057)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	4,037	69,461
Futures	—	(103)
Securities sold short	(2,887)	(67,483)
Foreign currency transactions	—	(2)

Net realized gain (loss)	1,150	1,873

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	2,328	1,582
Futures	—	50
Securities sold short	(934)	(8,278)

Change in net unrealized appreciation/depreciation	1,394	(6,646)

Net realized/unrealized gains (losses)	2,544	(4,773)

Change in net assets resulting from operations	$1,515	$(22,830)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Research Equity Long/Short Fund		Research Market Neutral Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,029)	$(1,707)	$(18,057)	$(26,656)
Net realized gain (loss)	1,150	(2,305)	1,873	(18,680)
Change in net unrealized appreciation/depreciation	1,394	1,990	(6,646)	(5,470)

Change in net assets resulting from operations	1,515	(2,022)	(22,830)	(50,806)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	—	(121)	—	—
Class C
From net realized gains	—	— (a)	—	—
Class R5
From net realized gains	—	— (a)	—	—
Select Class
From net realized gains	—	(8)	—	—

Total distributions to shareholders	—	(129)	—	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(19,376)	16,764	(265,967)	(335,981)

NET ASSETS:
Change in net assets	(17,861)	14,613	(288,797)	(386,787)
Beginning of period	74,328	59,715	1,053,318	1,440,105

End of period	$56,467	$74,328	$764,521	$1,053,318

Accumulated undistributed (distributions in excess of) net investment income	$(842)	$(1)	$(14,747)	$(8)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Research Equity Long/Short Fund			Research Market Neutral Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011		Year Ended 10/31/2012	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,828	$69,763		$72,607	$143,110
Dividends and distributions reinvested	—	121		—	—
Cost of shares redeemed	(31,475)	(61,563)		(117,666)	(304,250)

Change in net assets resulting from Class A capital transactions	$(21,647)	$8,321		$(45,059)	$(161,140)

Class B
Proceeds from shares issued	$—	$—		$— (a)	$105
Cost of shares redeemed	—	—		(764)	(945)

Change in net assets resulting from Class B capital transactions	$—	$—		$(764)	$(840)

Class C
Proceeds from shares issued	$151	$542		$3,102	$12,173
Dividends and distributions reinvested	—	—	(a)	—	—
Cost of shares redeemed	(246)	(19)		(10,666)	(8,534)

Change in net assets resulting from Class C capital transactions	$(95)	$523		$(7,564)	$3,639

Class R5
Dividends and distributions reinvested	$—	$—	(a)	$—	$—

Change in net assets resulting from Class R5 capital transactions	$—	$—	(a)	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—		$205,349	$469,374
Cost of shares redeemed	—	—		(374,134)	(398,894)

Change in net assets resulting from Institutional Class capital transactions	$—	$—		$(168,785)	$70,480

Select Class
Proceeds from shares issued	$10,906	$15,166		$135,449	$260,330
Dividends and distributions reinvested	—	8		—	—
Cost of shares redeemed	(8,540)	(7,254)		(179,244)	(508,450)

Change in net assets resulting from Select Class capital transactions	$2,366	$7,920		$(43,795)	$(248,120)

Total change in net assets resulting from capital transactions	$(19,376)	$16,764		$(265,967)	$(335,981)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

	Research Equity Long/Short Fund			Research Market Neutral Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011		Year Ended 10/31/2012	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	657	4,614		5,068	9,562
Reinvested	—	8		—	—
Redeemed	(2,129)	(4,074)		(8,243)	(20,381)

Change in Class A Shares	(1,472)	548		(3,175)	(10,819)

Class B
Issued	—	—		— (a)	7
Redeemed	—	—		(55)	(65)

Change in Class B Shares	—	—		(55)	(58)

Class C
Issued	10	36		225	838
Reinvested	—	—	(a)	—	—
Redeemed	(17)	(1)		(774)	(591)

Change in Class C Shares	(7)	35		(549)	247

Class R5
Reinvested	—	—	(a)	—	—

Change in Class R5 Shares	—	—	(a)	—	—

Institutional Class
Issued	—	—		13,890	30,584
Redeemed	—	—		(25,425)	(26,121)

Change in Institutional Class Shares	—	—		(11,535)	4,463

Select Class
Issued	723	1,018		9,166	16,905
Reinvested	—	1		—	—
Redeemed	(574)	(484)		(12,238)	(33,253)

Change in Select Class Shares	149	535		(3,072)	(16,348)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Research Equity Long/Short Fund
Class A
Year Ended October 31, 2012	$14.88	$(0.27	)(g)	$0.78	$0.51	$—
Year Ended October 31, 2011	15.41	(0.33	)(g)	(0.18)	(0.51)	(0.02)
May 28, 2010 (f) through October 31, 2010	15.00	(0.13	)(g)	0.54	0.41	—

Class C
Year Ended October 31, 2012	14.77	(0.34	)(g)	0.77	0.43	—
Year Ended October 31, 2011	15.38	(0.39	)(g)	(0.20)	(0.59)	(0.02)
May 28, 2010 (f) through October 31, 2010	15.00	(0.13	)(g)	0.51	0.38	—

Class R5
Year Ended October 31, 2012	14.98	(0.21	)(g)	0.79	0.58	—
Year Ended October 31, 2011	15.44	(0.27	)(g)	(0.17)	(0.44)	(0.02)
May 28, 2010 (f) through October 31, 2010	15.00	(0.08	)(g)	0.52	0.44	—

Select Class
Year Ended October 31, 2012	14.93	(0.24	)(g)	0.79	0.55	—
Year Ended October 31, 2011	15.43	(0.29	)(g)	(0.19)	(0.48)	(0.02)
May 28, 2010 (f) through October 31, 2010	15.00	(0.09	)(g)	0.52	0.43	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.75% and 2.09% for 2012, 1.75% and 2.29% for 2011 and 1.75% and 3.24% for 2010; for Class C are 2.25% and 2.59% for 2012, 2.25% and 2.73% for 2011 and 2.22% and 5.40% for 2010; for Class R5 are 1.30% and 1.64% for 2012, 1.30% and 1.83% for 2011 and 1.28% and 5.22% for 2010; for Select Class are 1.50% and 1.83% for 2012, 1.50% and 2.04% for 2011 and 1.48% and 5.39% for 2010 respectively.
(f)	Commencement of operations.
(g)	Calculated based upon average shares outstanding.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding short sales) *(b)	Portfolio turnover rate (including short sales) *(b)

$15.39	3.43%	$40,031	3.97%	(1.81)%	4.31%		92%	159%
14.88	(3.29)	60,605	4.09	(2.19)	4.63		151	255
15.41	2.73	54,311	3.73	(1.96)	5.22	(h)	63	313

15.20	2.91	578	4.47	(2.33)	4.81		92	159
14.77	(3.82)	657	4.59	(2.62)	5.07		151	255
15.38	2.53	156	4.03	(2.08)	7.21	(h)	63	313

15.56	3.87	52	3.50	(1.39)	3.84		92	159
14.98	(2.83)	50	3.64	(1.75)	4.17		151	255
15.44	2.93	51	3.16	(1.31)	7.10	(h)	63	313

15.48	3.68	15,806	3.68	(1.58)	4.01		92	159
14.93	(3.09)	13,016	3.84	(1.89)	4.38		151	255
15.43	2.87	5,197	3.36	(1.51)	7.27	(h)	63	313

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Research Market Neutral Fund
Class A
Year Ended October 31, 2012	$14.71	$(0.35	)(g)	$0.08	$(0.27)	$—	$—	$—	$—
Year Ended October 31, 2011	15.30	(0.35	)(g)	(0.24)	(0.59)	—	—	—	—
Year Ended October 31, 2010	15.39	(0.31	)(g)	0.37	0.06	—	(0.15)	—	(0.15)
Year Ended October 31, 2009	13.94	(0.25	)(g)	1.70	1.45	—	—	—	—
Year Ended October 31, 2008	14.49	0.10	(g)	(0.49)	(0.39)	(0.13)	—	(0.03)	(0.16)

Class B
Year Ended October 31, 2012	14.25	(0.40	)(g)	0.06	(0.34)	—	—	—	—
Year Ended October 31, 2011	14.89	(0.41	)(g)	(0.23)	(0.64)	—	—	—	—
Year Ended October 31, 2010	15.05	(0.38	)(g)	0.37	(0.01)	—	(0.15)	—	(0.15)
Year Ended October 31, 2009	13.71	(0.32	)(g)	1.66	1.34	—	—	—	—
Year Ended October 31, 2008	14.27	0.02	(g)	(0.47)	(0.45)	(0.09)	—	(0.02)	(0.11)

Class C
Year Ended October 31, 2012	14.25	(0.41	)(g)	0.07	(0.34)	—	—	—	—
Year Ended October 31, 2011	14.89	(0.40	)(g)	(0.24)	(0.64)	—	—	—	—
November 2, 2009 (j) through October 31, 2010	15.07	(0.36	)(g)	0.33	(0.03)	—	(0.15)	—	(0.15)

Institutional Class
Year Ended October 31, 2012	15.16	(0.29	)(g)	0.08	(0.21)	—	—	—	—
Year Ended October 31, 2011	15.68	(0.27	)(g)	(0.25)	(0.52)	—	—	—	—
Year Ended October 31, 2010	15.69	(0.23	)(g)	0.37	0.14	—	(0.15)	—	(0.15)
Year Ended October 31, 2009	14.14	(0.19	)(g)	1.74	1.55	—	—	—	—
Year Ended October 31, 2008	14.67	0.18	(g)	(0.50)	(0.32)	(0.17)	—	(0.04)	(0.21)

Select Class
Year Ended October 31, 2012	15.08	(0.32	)(g)	0.07	(0.25)	—	—	—	—
Year Ended October 31, 2011	15.64	(0.31	)(g)	(0.25)	(0.56)	—	—	—	—
November 2, 2009 (j) through October 31, 2010	15.70	(0.27	)(g)	0.36	0.09	—	(0.15)	—	(0.15)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.49% and 1.99% for 2012, 1.48% and 1.93% for 2011, 1.48% and 1.95% for 2010, 1.52% and 2.10% for 2009 and 1.51% and 2.37% for 2008; for Class B are 1.99% and 2.48% for 2012, 1.98% and 2.43% for 2011, 1.98% and 2.45% for 2010, 2.02% and 2.64% for 2009 and 2.01% and 2.87% for 2008; for Class C are 1.99% and 2.49% for 2012, 1.98% and 2.43% for 2011 and 1.99% and 2.45% for 2010; for Institutional Class are 0.99% and 1.59% for 2012, 0.98% and 1.53% for 2011, 0.98% and 1.55% for 2010, 1.02% and 1.72% for 2009 and 1.01% and 1.94% for 2008; for Select Class are 1.24% and 1.74% for 2012, 1.23% and 1.68% for 2011 and 1.23% and 1.70% for 2010 respectively.
(f)	Commencing with the period ended October 31, 2009, the Fund presented portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to October 31, 2009, the Fund’s portfolio turnover calculation included short sales.
(g)	Calculated based upon average shares outstanding.
(h)	Includes interest expense (except interest expense on securities sold short) of 0.03%.
(i)	Includes interest expense (except interest expense on securities sold short) of 0.01%.
(j)	Commencement of offering of class of shares.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales) *(b)(f)	Portfolio turnover rate (including short sales) *(b)(f)

$14.44	(1.84)%	$116,146	4.46%		(2.47)%	4.96%	82%	186%
14.71	(3.86)	165,089	4.04		(2.32)	4.49	105	231
15.30	0.42	337,177	3.75		(2.02)	4.22	182	473
15.39	10.40	179,117	3.75	(h)	(1.66)	4.33	218	558
13.94	(2.72)	16,147	3.57	(i)	0.73	4.43	—	517

13.91	(2.39)	741	4.96		(2.93)	5.45	82	186
14.25	(4.30)	1,547	4.54		(2.82)	4.99	105	231
14.89	(0.04)	2,479	4.35		(2.57)	4.82	182	473
15.05	9.77	3,512	4.25	(h)	(2.21)	4.87	218	558
13.71	(3.18)	840	4.07	(i)	0.15	4.93	—	517

13.91	(2.39)	19,275	4.96		(2.97)	5.46	82	186
14.25	(4.30)	27,566	4.54		(2.79)	4.99	105	231
14.89	(0.17)	25,121	4.11		(2.46)	4.57	182	473

14.95	(1.39)	337,565	3.99		(1.98)	4.59	82	186
15.16	(3.32)	517,140	3.54		(1.79)	4.09	105	231
15.68	0.93	465,026	3.20		(1.49)	3.77	182	473
15.69	10.96	121,365	3.25	(h)	(1.21)	3.95	218	558
14.14	(2.20)	19,158	3.07	(i)	1.25	4.00	—	517

14.83	(1.66)	290,794	4.17		(2.19)	4.67	82	186
15.08	(3.58)	341,976	3.79		(2.06)	4.24	105	231
15.64	0.60	610,302	3.34		(1.73)	3.81	182	473

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Research Equity Long/Short Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
Research Market Neutral Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

The investment objective of Research Equity Long/Short Fund is to seek to provide long term capital appreciation.

The investment objective of Research Market Neutral Fund is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Effective November 1, 2009, Class B Shares of the Research Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

34	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Research Equity Long/Short Fund

	Level 1 Quote prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$56,479	$—	$—	$56,479

Total Liabilities (b)	$(39,871)	$(1,013)	$—	$(40,884)

Research Market Neutral Fund
	Level 1 Quote prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (c)	$759,245	$905	$—	$760,150

Total Liabilities (b)	$(641,099)	$(13,545)	$—	$(654,644)

Appreciation in Other Financial Instruments
Futures Contracts	$96	$—	$—	$96

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of certain ADRs, the report values of which are evaluated prices. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of a U.S. Treasury Bill that is held for futures contracts collateral and certain ADRs, the report values of which are evaluated prices. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended October 31, 2012.

B. Futures Contracts — The Research Market Neutral Fund uses index futures contracts to actively manage the long and short equity exposures in the portfolio. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended October 31, 2012 (amounts in thousands):

	Research Market Neutral Fund
Futures Contracts:
Average Notional Balance Long	$1,275	(a)
Average Notional Balance Short	2,776
Ending Notional Balance Long	—
Ending Notional Balance Short	3,306

(a)	Average for the period November 1, 2011 through September 30, 2012.

C. Short Sales — The Funds engage in short sales as part of their normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on securities sold short on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the security declines between those dates.

At October 31, 2012, the Funds had outstanding short sales as listed on their SOIs.

D. Foreign Currency Translation — The books and records of the Research Market Neutral Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchases of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

36	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, less dividend expense on securities sold short, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publically available, the Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually for the Research Equity Long/Short Fund, and are generally declared and paid quarterly for the Research Market Neutral Fund and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Research Equity Long/Short Fund	$(186)	$188	$(2)
Research Market Neutral Fund	(3,365)	3,318	47

The reclassifications for the Funds relate primarily to distributions from investments in real estate investment trusts and net operating losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.25% of each Fund’s respective average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2012, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Research Equity Long/Short Fund	0.25%	n/a	0.75%
Research Market Neutral Fund	0.25	0.75%	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sale Charge		CDSC
Research Equity Long/Short Fund	$—	(a)	$1
Research Market Neutral Fund	6		2

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Select Class
Research Equity Long/Short Fund	0.25%	n/a	0.25%	0.05%	n/a	0.25%
Research Market Neutral Fund	0.25	0.25%	0.25	n/a	0.10%	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Select Class
Research Equity Long/Short Fund	1.75%	n/a	2.25%	1.30%	n/a	1.50%
Research Market Neutral Fund	1.50	2.00%	2.00	n/a	1.00%	1.25

The expense limitation agreements were in effect for the year ended October 31, 2012. The contractual expense limitation percentages in the table above are in place until at least February 28, 2013.

For the year ended October 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Research Equity Long/Short Fund	$131	$36	$30	$197
Research Market Neutral Fund	3,537	535	402	4,474

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

38	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2012 were as follows (amounts in thousands):

Research Equity Long/Short Fund	$3
Research Market Neutral Fund	130

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2012, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended October 31, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
Research Equity Long/Short Fund	$55,057	$72,095	$—	$—	$28,621	$40,341
Research Market Neutral Fund	635,739	1,010,631	—	400	428,754	806,089

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Research Equity Long/Short Fund	$51,229	$6,462	$1,212	$5,250
Research Market Neutral Fund	675,858	97,444	13,152	84,292

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

There were no distributions paid during the fiscal year ended October 31, 2012.

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Research Equity Long/Short Fund	$122	$7	$129

As of October 31, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Research Equity Long/Short Fund	$—	$(321)	$3,300
Research Market Neutral Fund	—	(43,860)	37,724

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

For the Funds, the cumulative timing differences primarily consist of late year loss deferrals and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2012, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Research Market Neutral Fund	$668	$—

As of October 31, 2012, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2018	2019	Total
Research Equity Long/Short Fund	$—	$321	$321
Research Market Neutral Fund	6,154	37,038	43,192

During the year ended October 31, 2012, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

Research Equity Long/Short Fund	$1,345

Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended October 31, 2012, the Funds deferred to November 1, 2012 late year ordinary losses of (amounts in thousands):

Late Year Ordinary Loss
Research Equity Long/Short Fund	$842
Research Market Neutral Fund	14,736

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2012. Average borrowings from the Facility for the year ended October 31, 2012, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
Research Market Neutral Fund	$15,065	1	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

40	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

The J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate 29.9% of the net assets of the Research Market Neutral Fund.

Additionally, Research Equity Long/Short Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

As of October 31, 2012, the Research Equity Long/Short Fund pledged a substantial portion of its assets to BNP Paribas for securities sold short and the Research Market Neutral Fund pledged substantially all of its assets to Goldman Sachs & Co. for securities sold short. For the Research Equity Long/Short Fund and the Research Market Neutral Fund, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at BNP Paribas or Goldman Sachs & Co., respectively.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Research Equity Long/Short Fund and JPMorgan Research Market Neutral Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Research Equity Long/Short Fund and JPMorgan Research Market Neutral Fund (each a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Funds”) at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2012

42	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	168	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	168	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	168	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	168	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	168	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	168	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	168	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	168	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	168	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	43

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	168	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	168	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	168	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	168	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Messrs. Armstrong, Reid, and Spalding are retiring from the Board of Trustees effective December 31, 2012. The other Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (168 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

44	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

In order to fill the vacancies created by the retirement of Messrs. Reid, Armstrong, and Spalding effective December 31, 2012, the Board appointed Mary E. Martinez and Mitchell M. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013. Information about Ms. Martinez, Mr. Merin, and Ms. Pardo is set forth below:

Name (Year of Birth)	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years

Mary E. Martinez (1960)	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Mitchell M. Merin (1953)	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

Marian U. Pardo* (1946)	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

*	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she will irrevocably waive effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which will end on January 1, 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	45

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.
**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

46	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2012, and continued to hold your shares at the end of the reporting period, October 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Research Equity Long/Short Fund
Class A
Actual	$1,000.00	$1,018.50	$20.19	3.98%
Hypothetical	1,000.00	1,005.13	20.06	3.98
Class C
Actual	1,000.00	1,016.00	22.65	4.47
Hypothetical	1,000.00	1,002.66	22.50	4.47
Class R5
Actual	1,000.00	1,021.70	17.74	3.49
Hypothetical	1,000.00	1,007.59	17.61	3.49
Select Class
Actual	1,000.00	1,020.40	18.49	3.64
Hypothetical	1,000.00	1,006.84	18.36	3.64

Research Market Neutral Fund
Class A
Actual	1,000.00	1,005.60	23.39	4.64
Hypothetical	1,000.00	1,001.81	23.35	4.64
Class B
Actual	1,000.00	1,002.90	26.08	5.18
Hypothetical	1,000.00	999.10	26.03	5.18
Class C
Actual	1,000.00	1,002.20	25.92	5.15
Hypothetical	1,000.00	999.25	25.88	5.15
Institutional Class
Actual	1,000.00	1,008.10	21.30	4.22
Hypothetical	1,000.00	1,003.92	21.26	4.22
Select Class
Actual	1,000.00	1,006.80	21.64	4.29
Hypothetical	1,000.00	1,003.57	21.61	4.29

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider

48	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	49

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Research Equity Long/Short Fund’s performance was in the fifth quintile for both Class A and Select Class shares for the one-year period ended December 31, 2011. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Research Market Neutral Fund’s performance was in the fifth, third and second quintiles for Class A shares for the one-, three- and five-year periods ended December 31, 2011, respectively, and in the fifth quintile for Select Class shares for the one-year period ended December 31, 2011, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Fund’s Advisor provide additional Fund performance information to be reviewed with the members of the money market and alternative products subcommittee at each of their regular meetings over the course of next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Research Equity Long/Short Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the third quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Research Market Neutral Fund’s net advisory fee and actual total expenses for both Class A and Select Class Shares were in the second quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

50	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. October 2012.	AN-SPEC-1012

Annual Report

Highbridge Funds

October 31, 2012

Highbridge Statistical Market Neutral Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 26, 2012 (Unaudited)

Dear Shareholder:

Global equity markets continued to seesaw against an uncertain macroeconomic and geopolitical backdrop. In the U.S., improving economic data has been overshadowed by the pending “fiscal cliff.” Concerns about a potential economic “hard landing” in China remain, while escalating tension in the Middle East recently resulted in a conflict between Israel and Hamas, exacerbating fears about the stability of the region. Europe’s debt crisis continues and global equity prices have fluctuated with investors’ changing perception about the viability of corrective actions taken by the European Central Bank.

“The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors.”

Despite these sharp swings in market momentum, stocks in most parts of the world posted positive returns for the twelve months ended October 31, 2012. Accommodative monetary policies have been a significant catalyst for the positive returns for stocks during the past year and continue to keep yields at historically low levels. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging markets debt in search of higher yielding securities. Higher demand for these securities as well as positive fundamentals led to positive returns for high yield bonds and emerging markets debt during the 12 months ended October 31, 2012.

U.S. Treasury Yields Remain Low while U.S. Stocks Outperform

Real yields are negative on many parts of the yield curve, meaning that the payment that investors will receive from these bonds is less than the expected rate of inflation. Holders of these securities are willing to see the purchasing power of their money decline in order to access the perceived safety of U.S. Treasury securities, likely a reflection of the elevated level of uncertainty among investors. The yield for 10-year U.S. Treasury securities ended October 2012 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 2.9%, respectively.

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended

October 31, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks, which were weighed down by Europe’s ongoing debt crisis and concerns about an economic “hard landing” in China.

Emerging Markets: An Evolving Asset Class

While the Chinese economy rightfully commands a large amount of attention from emerging markets investors, the asset class encompasses a wide range of countries with diverse cultural and political standards and evolving industries. Changes to local political administrations and economic policies can alter the investment landscape of an emerging market. For example, recently elected Mexican president Pena Nieto has pledged to focus on energy, labor and tax reforms, which has attracted more foreign investors who welcome the proposed business-friendly changes. On the other side of the spectrum, Russia’s recent presidential election has elevated geopolitical risk and therefore lowered the willingness of investors to invest in local Russian companies.

The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors. The volatility and differences in emerging markets can also create attractive investment opportunities for active managers with the resources in place to monitor disparate emerging economies and the companies that operate in them.

Emerging markets securities can be a valuable tool for investors as they construct their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	1

Highbridge Statistical Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	(0.61)%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.08%

Net Assets as of 10/31/2012 (In Thousands)	$624,967

INVESTMENT OBJECTIVE**

The Highbridge Statistical Market Neutral Fund (the “Fund”) seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing.

HOW DID THE MARKET PERFORM?

The debt crisis in Europe continued to be a major source of uncertainty in capital markets. Global equity prices rose and fell with investors’ changing perception about the viability of actions taken by the European Central Bank to curb the crisis. Escalating political and social unrest in the Middle East also weighed on investor sentiment during the reporting period. Despite these concerns, stocks in the U.S. gained for the twelve months ended October 31, 2012, bolstered by the accommodative policies of central banks as their efforts to stoke economic growth continued.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the twelve months ended October 31, 2012.

Highbridge Capital Management, LLC (“Highbridge”) used its four forecast themes—fundamental, relative value, event/news and technical/liquidity — to attempt to differentiate between attractive and unattractive stocks during the reporting period.

The Fund’s fundamental forecasts detracted from performance during the reporting period. Fundamental forecasts take a longer term perspective and attempt to identify companies that generate strong cash flows and efficiently use their capital base. The Fund’s technical/liquidity forecasts and event/news forecasts also detracted. Technical/liquidity forecasts are based on the idea that stock prices react to and correct short-term imbalances in supply and demand. The event/news forecasts attempt to identify and incorporate news and other real time information that may impact stock prices.

The Fund’s relative value forecast contributed positively to its returns. Relative value forecasts seek to identify stocks that appear mispriced relative to their peers based on financial statement information and the current prices.

HOW WAS THE FUND POSITIONED?

During the reporting period, Highbridge managed the Fund using its proprietary quantitative investment approach. The Fund focused on stock selection and relied on its four forecast themes, which the Fund’s portfolio managers believe should drive stock performance over time. The forecasting component of the process sought to identify equity securities expected to potentially outperform or underperform other equity securities with similar industry and risk characteristics. Highbridge selected the Fund’s holdings by balancing expected returns predicted by its forecasting model against expectations of common market risks and stock-specific risks in the Fund’s portfolio. Highbridge achieved this balance through the use of their proprietary optimization software. The Fund was rebalanced throughout each trading day using a proprietary electronic trading system. The Fund invested across mid- and large-cap U.S. stocks and attempted to generate returns based on the relative price movements of the positions in the Fund, and not the direction of the broad market.

2	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Symantec Corp.	1.7%
2.	AES Corp. (The)	1.6
3.	Computer Sciences Corp.	1.6
4.	Global Payments, Inc.	1.6
5.	Apache Corp.	1.6
6.	ITT Corp.	1.6
7.	Anadarko Petroleum Corp.	1.6
8.	Jabil Circuit, Inc.	1.6
9.	Boston Scientific Corp.	1.5
10.	Brocade Communications Systems, Inc.	1.5

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Deere & Co.	1.7%
2.	Hartford Financial Services Group, Inc.	1.7
3.	TransDigm Group, Inc.	1.6
4.	Salesforce.com, Inc.	1.6
5.	PACCAR, Inc.	1.5
6.	Cavium, Inc.	1.5
7.	Pioneer Natural Resources Co.	1.4
8.	Intuitive Surgical, Inc.	1.4
9.	CarMax, Inc.	1.4
10.	Concur Technologies, Inc.	1.4

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.9%
Health Care	14.4
Industrials	14.2
Consumer Discretionary	13.3
Energy	11.0
Financials	8.7
Materials	5.3
Consumer Staples	3.8
Utilities	2.4
Telecommunication Services	0.4
Short-Term Investment	2.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	22.8%
Industrials	16.8
Consumer Discretionary	16.2
Energy	11.3
Health Care	10.9
Financials	10.0
Materials	6.5
Consumer Staples	2.4
Utilities	2.3
Telecommunication Services	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles gener- ally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based upon total short investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	3

Highbridge Statistical Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/05
Without Sales Charge		(0.89)%	(0.42)%	0.48%
With Sales Charge*		(6.07)	(1.49)	(0.30)
CLASS C SHARES	11/30/05
Without CDSC		(1.39)	(0.94)	(0.02)
With CDSC**		(2.39)	(0.94)	(0.02)
SELECT CLASS SHARES	11/30/05	(0.61)	(0.18)	0.73

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/05 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2005.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the Highbridge Statistical Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market-Neutral Funds Index from November 30, 2005 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 99.6% (j)
		Common Stocks — 97.0%
		Consumer Discretionary — 13.3%
		Auto Components — 1.6%
152		Cooper Tire & Rubber Co.	3,055
355		Dana Holding Corp.	4,676
3		Goodyear Tire & Rubber Co. (The) (a)	32
12		Johnson Controls, Inc.	298
2		Lear Corp.	77
35		Tenneco, Inc. (a)	1,057
17		TRW Automotive Holdings Corp. (a)	809

			10,004

		Automobiles — 0.0% (g)
—	(h)	Harley-Davidson, Inc.	16

		Distributors — 0.1%
—	(h)	Genuine Parts Co.	19
8		Pool Corp.	341

			360

		Diversified Consumer Services — 0.4%
100		Apollo Group, Inc., Class A (a)	2,014
5		Coinstar, Inc. (a)	225
11		Hillenbrand, Inc.	220
—	(h)	Service Corp. International	6

			2,465

		Hotels, Restaurants & Leisure — 1.6%
28		Bob Evans Farms, Inc.	1,065
—	(h)	Cheesecake Factory, Inc. (The)	10
3		Choice Hotels International, Inc.	97
34		Cracker Barrel Old Country Store, Inc.	2,180
21		Hyatt Hotels Corp., Class A (a)	780
79		International Game Technology	1,016
26		Marriott International, Inc., Class A	931
—	(h)	Panera Bread Co., Class A (a)	51
—	(h)	Penn National Gaming, Inc. (a)	4
43		Starbucks Corp.	1,964
19		Starwood Hotels & Resorts Worldwide, Inc.	975
44		Texas Roadhouse, Inc.	715
—	(h)	Wyndham Worldwide Corp.	5

			9,793

		Household Durables — 1.3%
81		D.R. Horton, Inc.	1,707
41		Harman International Industries, Inc.	1,720
—	(h)	Jarden Corp.	10
3		Meritage Homes Corp. (a)	120
3		Newell Rubbermaid, Inc.	59

SHARES		SECURITY DESCRIPTION	VALUE($)

		Household Durables — Continued
202		PulteGroup, Inc. (a)	3,509
13		Tempur-Pedic International, Inc. (a)	354
1		Toll Brothers, Inc. (a)	20
13		Tupperware Brands Corp.	787

			8,286

		Internet & Catalog Retail — 0.9%
14		Amazon.com, Inc. (a)	3,243
7		Expedia, Inc.	443
—	(h)	Liberty Ventures (a)	3
55		TripAdvisor, Inc. (a)	1,669

			5,358

		Leisure Equipment & Products — 0.3%
93		Brunswick Corp.	2,205

		Media — 1.6%
126		CBS Corp. (Non-Voting), Class B	4,075
21		CTC Media, Inc., (Russia)	175
15		DIRECTV (a)	783
1		Discovery Communications, Inc., Class C (a)	49
24		Interpublic Group of Cos., Inc. (The)	242
26		Liberty Global, Inc., Class A (a)	1,565
5		Liberty Global, Inc. (a)	265
27		Live Nation Entertainment, Inc. (a)	245
21		Madison Square Garden Co. (The), Class A (a)	868
3		Scripps Networks Interactive, Inc., Class A	156
—	(h)	Time Warner Cable, Inc.	40
1		Viacom, Inc., Class B	34
34		Walt Disney Co. (The)	1,692

			10,189

		Multiline Retail — 0.9%
1		Big Lots, Inc. (a)	15
15		Dillard’s, Inc., Class A	1,137
78		Dollar Tree, Inc. (a)	3,120
24		Macy’s, Inc.	922
5		Target Corp.	295

			5,489

		Specialty Retail — 3.7%
—	(h)	Aaron’s, Inc.	7
14		Abercrombie & Fitch Co., Class A	429
37		Advance Auto Parts, Inc.	2,590
202		Aeropostale, Inc. (a)	2,416
31		ANN, Inc. (a)	1,082
—	(h)	AutoZone, Inc. (a)	150
87		Bed Bath & Beyond, Inc. (a)	5,009

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	5

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Specialty Retail — Continued
6		Chico’s FAS, Inc.	115
33		Finish Line, Inc. (The), Class A	693
1		Foot Locker, Inc.	23
3		Genesco, Inc. (a)	158
—	(h)	Group 1 Automotive, Inc.	6
2		Hibbett Sports, Inc. (a)	92
8		Lowe’s Cos., Inc.	248
51		Men’s Wearhouse, Inc. (The)	1,686
54		O’Reilly Automotive, Inc. (a)	4,658
—	(h)	PetSmart, Inc.	3
5		Rent-A-Center, Inc.	156
52		Sally Beauty Holdings, Inc. (a)	1,262
41		Select Comfort Corp. (a)	1,151
39		Staples, Inc.	453
16		TJX Cos., Inc.	674

			23,061

		Textiles, Apparel & Luxury Goods — 0.9%
7		Carter’s, Inc. (a)	367
36		Coach, Inc.	2,040
213		Crocs, Inc. (a)	2,688
—	(h)	Fossil, Inc. (a)	10
4		Hanesbrands, Inc. (a)	120
1		Iconix Brand Group, Inc. (a)	24
17		Jones Group, Inc. (The)	203
3		NIKE, Inc., Class B	281
1		PVH Corp.	121
1		Steven Madden Ltd. (a)	47

			5,901

		Total Consumer Discretionary	83,127

		Consumer Staples — 3.8%
		Beverages — 0.4%
16		Beam, Inc.	862
2		Brown-Forman Corp., Class B	107
18		Monster Beverage Corp. (a)	818
14		PepsiCo, Inc.	953

			2,740

		Food & Staples Retailing — 0.4%
14		Costco Wholesale Corp.	1,346
2		Pricesmart, Inc.	141
1		United Natural Foods, Inc. (a)	51
25		Walgreen Co.	898

			2,436

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food Products — 1.9%
18		Archer-Daniels-Midland Co.	477
—	(h)	Darling International, Inc. (a)	2
443		Dean Foods Co. (a)	7,466
2		Hershey Co. (The)	157
109		Hillshire Brands Co.	2,842
11		Ingredion, Inc.	661
—	(h)	Lancaster Colony Corp.	7
—	(h)	Mondelez International, Inc., Class A	8

			11,620

		Household Products — 0.1%
2		Church & Dwight Co., Inc.	89
1		Colgate-Palmolive Co.	87
1		Energizer Holdings, Inc.	50
6		Spectrum Brands Holdings, Inc.	253

			479

		Personal Products — 0.0% (g)
—	(h)	Nu Skin Enterprises, Inc., Class A	5

		Tobacco — 1.0%
6		Altria Group, Inc.	181
71		Philip Morris International, Inc.	6,294
1		Reynolds American, Inc.	42

			6,517

		Total Consumer Staples	23,797

		Energy — 11.0%
		Energy Equipment & Services — 2.0%
—	(h)	Bristow Group, Inc.	20
12		Cameron International Corp. (a)	613
90		Exterran Holdings, Inc. (a)	1,808
69		Helix Energy Solutions Group, Inc. (a)	1,198
3		Hornbeck Offshore Services, Inc. (a)	110
366		ION Geophysical Corp. (a)	2,362
199		Key Energy Services, Inc. (a)	1,300
17		Oil States International, Inc. (a)	1,234
—	(h)	SEACOR Holdings, Inc. (a)	35
97		Superior Energy Services, Inc. (a)	1,980
46		Unit Corp. (a)	1,872

			12,532

		Oil, Gas & Consumable Fuels — 9.0%
143		Anadarko Petroleum Corp.	9,807
119		Apache Corp.	9,877
2		Cimarex Energy Co.	112
26		Cloud Peak Energy, Inc. (a)	544
3		Continental Resources, Inc. (a)	230

SEE NOTES TO FINANCIAL STATEMENTS.

6	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Oil, Gas & Consumable Fuels — Continued
75		Delek U.S. Holdings, Inc.	1,921
38		Denbury Resources, Inc. (a)	587
2		Devon Energy Corp.	87
1		Energen Corp.	42
336		Gran Tierra Energy, Inc., (Canada) (a)	1,709
246		Halcon Resources Corp. (a)	1,591
3		HollyFrontier Corp.	128
37		Kinder Morgan, Inc.	1,272
—	(h)	Marathon Petroleum Corp.	11
118		Newfield Exploration Co. (a)	3,201
45		Northern Oil and Gas, Inc. (a)	676
7		Occidental Petroleum Corp.	582
229		Plains Exploration & Production Co. (a)	8,154
1		Rosetta Resources, Inc. (a)	23
16		SandRidge Energy, Inc. (a)	99
—	(h)	SM Energy Co.	15
241		Stone Energy Corp. (a)	5,688
119		Tesoro Corp.	4,495
19		W&T Offshore, Inc.	317
170		Western Refining, Inc.	4,227
4		Williams Cos., Inc. (The)	133
22		WPX Energy, Inc. (a)	376

			55,904

		Total Energy	68,436

		Financials — 8.6%
		Capital Markets — 1.2%
24		Ameriprise Financial, Inc.	1,388
43		BGC Partners, Inc., Class A	203
—	(h)	Eaton Vance Corp.	3
9		Evercore Partners, Inc., Class A	261
12		Goldman Sachs Group, Inc. (The)	1,524
2		Jefferies Group, Inc.	31
6		Legg Mason, Inc.	153
8		Raymond James Financial, Inc.	319
9		SEI Investments Co.	203
9		T. Rowe Price Group, Inc.	572
149		TD Ameritrade Holding Corp.	2,343
5		Waddell & Reed Financial, Inc., Class A	173

			7,173

		Commercial Banks — 4.0%
31		BB&T Corp.	883
26		Cathay General Bancorp	459
211		East West Bancorp, Inc.	4,492
6		Fifth Third Bancorp	94

SHARES		SECURITY DESCRIPTION	VALUE($)

		Commercial Banks — Continued
66		FirstMerit Corp.	913
10		FNB Corp.	108
1		Glacier Bancorp, Inc.	10
509		Huntington Bancshares, Inc.	3,252
9		Iberiabank Corp.	448
25		KeyCorp	210
18		MB Financial, Inc.	370
10		National Penn Bancshares, Inc.	85
3		Old National Bancorp	39
6		PNC Financial Services Group, Inc.	324
105		PrivateBancorp, Inc.	1,698
3		Prosperity Bancshares, Inc.	112
1,167		Regions Financial Corp.	7,611
1		Signature Bank (a)	60
2		Sterling Financial Corp.	52
86		SunTrust Banks, Inc.	2,348
1		SVB Financial Group (a)	74
46		Wells Fargo & Co.	1,552
2		Wintrust Financial Corp.	60

			25,254

		Consumer Finance — 0.1%
15		American Express Co.	829

		Diversified Financial Services — 0.2%
7		CBOE Holdings, Inc.	202
28		MSCI, Inc. (a)	751

			953

		Insurance — 1.9%
9		Allstate Corp. (The)	352
104		American International Group, Inc. (a)	3,642
1		Amtrust Financial Services, Inc.	31
22		Arthur J. Gallagher & Co.	791
57		Brown & Brown, Inc.	1,444
2		Chubb Corp. (The)	169
16		Erie Indemnity Co., Class A	1,016
22		Fidelity National Financial, Inc., Class A	469
7		Genworth Financial, Inc., Class A (a)	40
3		Hanover Insurance Group, Inc. (The)	122
—	(h)	MBIA, Inc. (a)	1
44		MetLife, Inc.	1,563
87		Old Republic International Corp.	860
1		Principal Financial Group, Inc.	39
3		ProAssurance Corp.	290
7		Protective Life Corp.	182
1		RLI Corp.	41

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	7

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Insurance — Continued
5		Torchmark Corp.	254
29		Unum Group	581
—	(h)	W.R. Berkley Corp.	11

			11,898

		Real Estate Investment Trusts (REITs) — 1.2%
1		Alexandria Real Estate Equities, Inc.	68
—	(h)	Apartment Investment & Management Co., Class A	8
2		Boston Properties, Inc.	223
7		Essex Property Trust, Inc.	1,027
51		General Growth Properties, Inc.	1,011
—	(h)	Highwoods Properties, Inc.	3
95		Host Hotels & Resorts, Inc.	1,377
9		Macerich Co. (The)	536
5		Omega Healthcare Investors, Inc.	124
2		Potlatch Corp.	74
—	(h)	Public Storage	14
—	(h)	Regency Centers Corp.	5
12		Simon Property Group, Inc.	1,807
12		Taubman Centers, Inc.	954
2		Vornado Realty Trust	184
3		Weingarten Realty Investors	76

			7,491

		Real Estate Management & Development — 0.0% (g)
8		CBRE Group, Inc., Class A (a)	138

		Thrifts & Mortgage Finance — 0.0% (g)
—	(h)	Capitol Federal Financial, Inc.	2
6		Ocwen Financial Corp. (a)	230
1		TFS Financial Corp. (a)	10

			242

		Total Financials	53,978

		Health Care — 14.3%
		Biotechnology — 4.1%
2		Acorda Therapeutics, Inc. (a)	53
66		Alexion Pharmaceuticals, Inc. (a)	5,975
7		Arena Pharmaceuticals, Inc. (a)	57
13		Ariad Pharmaceuticals, Inc. (a)	291
5		Biogen Idec, Inc. (a)	678
74		Celgene Corp. (a)	5,461
1		Cubist Pharmaceuticals, Inc. (a)	55
18		Genomic Health, Inc. (a)	560
24		Gilead Sciences, Inc. (a)	1,645
98		Myriad Genetics, Inc. (a)	2,553
8		Onyx Pharmaceuticals, Inc. (a)	615

SHARES		SECURITY DESCRIPTION	VALUE($)

		Biotechnology — Continued
—	(h)	Pharmacyclics, Inc. (a)	4
18		Regeneron Pharmaceuticals, Inc. (a)	2,542
69		United Therapeutics Corp. (a)	3,167
35		Vertex Pharmaceuticals, Inc. (a)	1,665

			25,321

		Health Care Equipment & Supplies — 5.1%
31		Alere, Inc. (a)	597
1,864		Boston Scientific Corp. (a)	9,583
182		CareFusion Corp. (a)	4,844
266		Hill-Rom Holdings, Inc.	7,478
8		Integra LifeSciences Holdings Corp. (a)	299
1		Masimo Corp. (a)	26
8		Medtronic, Inc.	340
59		St. Jude Medical, Inc.	2,238
4		STERIS Corp.	160
32		Stryker Corp.	1,689
1		Teleflex, Inc.	75
6		Thoratec Corp. (a)	220
20		Varian Medical Systems, Inc. (a)	1,336
48		Zimmer Holdings, Inc.	3,064

			31,949

		Health Care Providers & Services — 1.3%
2		Air Methods Corp. (a)	201
—	(h)	Cardinal Health, Inc.	4
4		Emeritus Corp. (a)	96
2		Express Scripts Holding Co. (a)	111
172		Health Management Associates, Inc., Class A (a)	1,256
6		Health Net, Inc. (a)	129
31		Humana, Inc.	2,333
2		Magellan Health Services, Inc. (a)	115
67		Molina Healthcare, Inc. (a)	1,685
1		Select Medical Holdings Corp. (a)	12
26		Team Health Holdings, Inc. (a)	684
50		Tenet Healthcare Corp. (a)	1,185
4		Universal Health Services, Inc., Class B	154
—	(h)	VCA Antech, Inc. (a)	4
1		WellPoint, Inc.	86

			8,055

		Health Care Technology — 1.4%
634		Allscripts Healthcare Solutions, Inc. (a)	8,186
—	(h)	Cerner Corp. (a)	27
17		MedAssets, Inc. (a)	295
31		Quality Systems, Inc.	541

			9,049

SEE NOTES TO FINANCIAL STATEMENTS.

8	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Life Sciences Tools & Services — 0.4%
53		Agilent Technologies, Inc.	1,898
24		Bruker Corp. (a)	291
—	(h)	Charles River Laboratories International, Inc. (a)	4

			2,193

		Pharmaceuticals — 2.0%
2		Abbott Laboratories	144
59		Auxilium Pharmaceuticals, Inc. (a)	1,213
7		Eli Lilly & Co.	326
193		Endo Health Solutions, Inc. (a)	5,522
7		Hospira, Inc. (a)	224
30		Impax Laboratories, Inc. (a)	640
15		Jazz Pharmaceuticals plc, (Ireland) (a)	807
7		Medicines Co. (The) (a)	143
7		Questcor Pharmaceuticals, Inc.	180
91		Salix Pharmaceuticals Ltd. (a)	3,571

			12,770

		Total Health Care	89,337

		Industrials — 14.1%
		Aerospace & Defense — 2.3%
2		Alliant Techsystems, Inc.	103
20		Boeing Co. (The)	1,404
1		Cubic Corp.	59
68		Exelis, Inc.	749
12		General Dynamics Corp.	840
1		Huntington Ingalls Industries, Inc. (a)	38
5		Lockheed Martin Corp.	434
—	(h)	Northrop Grumman Corp.	15
332		Spirit Aerosystems Holdings, Inc., Class A (a)	5,184
—	(h)	Teledyne Technologies, Inc. (a)	7
210		Textron, Inc.	5,300
5		Triumph Group, Inc.	340

			14,473

		Air Freight & Logistics — 0.0% (g)
2		Hub Group, Inc., Class A (a)	65

		Airlines — 0.0% (g)
2		Delta Air Lines, Inc. (a)	20

		Building Products — 0.1%
—	(h)	A.O. Smith Corp.	2
6		Fortune Brands Home & Security, Inc. (a)	175
12		Masco Corp.	186

			363

		Commercial Services & Supplies — 0.5%
3		Avery Dennison Corp.	103

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — Continued
15	Clean Harbors, Inc. (a)	854
2	Deluxe Corp.	49
3	GEO Group, Inc. (The)	89
35	Herman Miller, Inc.	675
1	KAR Auction Services, Inc. (a)	16
2	Portfolio Recovery Associates, Inc. (a)	160
6	Rollins, Inc.	129
5	Stericycle, Inc. (a)	484
10	Tetra Tech, Inc. (a)	271
1	UniFirst Corp.	53
1	United Stationers, Inc.	22

		2,905

	Construction & Engineering — 2.8%
128	AECOM Technology Corp. (a)	2,746
10	EMCOR Group, Inc.	334
54	Fluor Corp.	2,994
20	Jacobs Engineering Group, Inc. (a)	763
65	KBR, Inc.	1,806
196	Quanta Services, Inc. (a)	5,093
122	URS Corp.	4,072

		17,808

	Electrical Equipment — 0.6%
3	Babcock & Wilcox Co. (The) (a)	65
2	Belden, Inc.	82
95	EnerSys, Inc. (a)	3,265
2	General Cable Corp. (a)	59
23	GrafTech International Ltd. (a)	245
1	II-VI, Inc. (a)	20

		3,736

	Industrial Conglomerates — 0.5%
4	3M Co.	377
1	Danaher Corp.	32
114	General Electric Co.	2,404
3	Raven Industries, Inc.	94

		2,907

	Machinery — 5.5%
54	AGCO Corp. (a)	2,445
10	Barnes Group, Inc.	225
54	Crane Co.	2,282
1	Gardner Denver, Inc.	97
125	Harsco Corp.	2,502
473	ITT Corp.	9,832
57	Kennametal, Inc.	2,009

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	9

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Machinery — Continued
11		Lincoln Electric Holdings, Inc.	456
44		Mueller Industries, Inc.	1,935
36		Robbins & Myers, Inc.	2,113
1		Sauer-Danfoss, Inc.	28
5		SPX Corp.	372
3		Stanley Black & Decker, Inc.	215
7		Terex Corp. (a)	158
227		Timken Co.	8,968
10		Trinity Industries, Inc.	319
2		Watts Water Technologies, Inc., Class A	78
12		Xylem, Inc.	287

			34,321

		Professional Services — 0.6%
48		Acacia Research Corp. (a)	1,252
3		Corporate Executive Board Co. (The)	146
4		FTI Consulting, Inc. (a)	107
2		IHS, Inc., Class A (a)	194
27		Manpower, Inc.	1,033
6		Robert Half International, Inc.	157
19		Towers Watson & Co., Class A	1,040
—	(h)	Verisk Analytics, Inc., Class A (a)	5

			3,934

		Road & Rail — 1.0%
196		Con-way, Inc.	5,714
4		CSX Corp.	82
2		Hertz Global Holdings, Inc. (a)	24
3		Ryder System, Inc.	153
—	(h)	Union Pacific Corp.	16

			5,989

		Trading Companies & Distributors — 0.2%
23		Applied Industrial Technologies, Inc.	924
3		GATX Corp.	108
2		W.W. Grainger, Inc.	367
—	(h)	WESCO International, Inc. (a)	23

			1,422

		Transportation Infrastructure — 0.0% (g)
6		Macquarie Infrastructure Co. LLC	231

		Total Industrials	88,174

		Information Technology — 23.8%
		Communications Equipment — 3.3%
4		Arris Group, Inc. (a)	61
1,779		Brocade Communications Systems, Inc. (a)	9,427
56		Cisco Systems, Inc.	952

SHARES		SECURITY DESCRIPTION	VALUE($)

		Communications Equipment — Continued
29		F5 Networks, Inc. (a)	2,418
52		Finisar Corp. (a)	600
9		Ixia (a)	126
449		JDS Uniphase Corp. (a)	4,352
5		Plantronics, Inc.	150
99		Polycom, Inc. (a)	997
5		Riverbed Technology, Inc. (a)	87
455		Tellabs, Inc.	1,328

			20,498

		Computers & Peripherals — 1.1%
11		Apple, Inc.	6,519
7		EMC Corp. (a)	162
18		NetApp, Inc. (a)	496
—	(h)	QLogic Corp. (a)	2

			7,179

		Electronic Equipment, Instruments & Components — 2.8%
34		AVX Corp.	330
—	(h)	Coherent, Inc. (a)	14
125		Corning, Inc.	1,473
14		FLIR Systems, Inc.	276
89		Itron, Inc. (a)	3,666
556		Jabil Circuit, Inc.	9,649
—	(h)	Littelfuse, Inc.	5
292		Vishay Intertechnology, Inc. (a)	2,422

			17,835

		Internet Software & Services — 1.9%
65		Akamai Technologies, Inc. (a)	2,470
—	(h)	Equinix, Inc. (a)	70
104		IAC/InterActiveCorp.	5,050
66		Sohu.com, Inc., (China) (a)	2,506
40		ValueClick, Inc. (a)	664
33		VeriSign, Inc. (a)	1,225
4		Yahoo!, Inc. (a)	61

			12,046

		IT Services — 5.4%
19		Acxiom Corp. (a)	346
58		CACI International, Inc., Class A (a)	2,942
2		Cognizant Technology Solutions Corp., Class A (a)	107
329		Computer Sciences Corp.	10,020
2		Convergys Corp.	37
95		CoreLogic, Inc. (a)	2,260
1		Euronet Worldwide, Inc. (a)	22
232		Global Payments, Inc.	9,925

SEE NOTES TO FINANCIAL STATEMENTS.

10	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		IT Services — Continued
2		Heartland Payment Systems, Inc.	42
2		iGATE Corp. (a)	27
203		Lender Processing Services, Inc.	4,898
20		NeuStar, Inc., Class A (a)	748
50		SAIC, Inc.	551
2		Syntel, Inc.	126
9		Total System Services, Inc.	199
69		Unisys Corp. (a)	1,169
14		Western Union Co. (The)	176

			33,595

		Semiconductors & Semiconductor Equipment — 3.6%
240		Atmel Corp. (a)	1,120
14		Broadcom Corp., Class A (a)	446
3		Cree, Inc. (a)	83
55		Fairchild Semiconductor International, Inc. (a)	644
816		LSI Corp. (a)	5,591
2		Maxim Integrated Products, Inc.	47
15		Microsemi Corp. (a)	297
692		NVIDIA Corp. (a)	8,285
476		ON Semiconductor Corp. (a)	2,930
106		PMC-Sierra, Inc. (a)	494
237		RF Micro Devices, Inc. (a)	1,044
12		Silicon Laboratories, Inc. (a)	470
21		Skyworks Solutions, Inc. (a)	492
27		Teradyne, Inc. (a)	401

			22,344

		Software — 5.7%
1		Activision Blizzard, Inc.	15
72		Autodesk, Inc. (a)	2,292
64		BMC Software, Inc. (a)	2,624
7		CA, Inc.	157
14		Cadence Design Systems, Inc. (a)	177
63		Citrix Systems, Inc. (a)	3,870
3		CommVault Systems, Inc. (a)	167
60		Electronic Arts, Inc. (a)	739
30		Mentor Graphics Corp. (a)	459
217		Microsoft Corp.	6,205
21		Netscout Systems, Inc. (a)	529
164		Parametric Technology Corp. (a)	3,302
—	(h)	Red Hat, Inc. (a)	10
50		Rovi Corp. (a)	683
587		Symantec Corp. (a)	10,675
79		Synopsys, Inc. (a)	2,540
27		TIBCO Software, Inc. (a)	686
34		TiVo, Inc. (a)	347

			35,477

		Total Information Technology	148,974

SHARES		SECURITY DESCRIPTION	VALUE($)

		Materials — 5.2%
		Chemicals — 3.3%
7		Ashland, Inc.	504
52		Cabot Corp.	1,866
18		Celanese Corp.	694
12		CF Industries Holdings, Inc.	2,539
15		Eastman Chemical Co.	868
1		FMC Corp.	70
81		Georgia Gulf Corp.	2,853
365		Huntsman Corp.	5,497
4		Minerals Technologies, Inc.	314
40		Monsanto Co.	3,450
28		W.R. Grace & Co. (a)	1,795

			20,450

		Construction Materials — 0.0% (g)
5		Eagle Materials, Inc.	285

		Containers & Packaging — 0.3%
1		Ball Corp.	35
—	(h)	Bemis Co., Inc.	13
32		Graphic Packaging Holding Co. (a)	192
70		Owens-Illinois, Inc. (a)	1,355
4		Rock-Tenn Co., Class A	275

			1,870

		Metals & Mining — 1.6%
9		Alcoa, Inc.	81
4		Allegheny Technologies, Inc.	94
10		Carpenter Technology Corp.	494
85		Commercial Metals Co.	1,172
1		Freeport-McMoRan Copper & Gold, Inc.	43
3		Globe Specialty Metals, Inc.	39
80		Newmont Mining Corp.	4,367
2		Reliance Steel & Aluminum Co.	100
11		Royal Gold, Inc.	955
107		SunCoke Energy, Inc. (a)	1,718
—	(h)	Titanium Metals Corp.	2
19		United States Steel Corp.	384
13		Walter Energy, Inc.	447

			9,896

		Paper & Forest Products — 0.0% (g)
1		Buckeye Technologies, Inc.	18
1		Domtar Corp., (Canada)	64
2		KapStone Paper & Packaging Corp. (a)	53
2		Schweitzer-Mauduit International, Inc.	68

			203

		Total Materials	32,704

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	11

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Telecommunication Services — 0.5%
		Diversified Telecommunication Services — 0.0% (g)
1		tw telecom, inc. (a)	15

		Wireless Telecommunication Services — 0.5%
168		MetroPCS Communications, Inc. (a)	1,718
181		Sprint Nextel Corp. (a)	1,004

			2,722

		Total Telecommunication Services	2,737

		Utilities — 2.4%
		Electric Utilities — 0.1%
4		Cleco Corp.	183
11		Exelon Corp.	409

			592

		Independent Power Producers & Energy Traders — 1.6%
975		AES Corp. (The)	10,185
1		NRG Energy, Inc.	26

			10,211

		Multi-Utilities — 0.5%
4		Alliant Energy Corp.	188
3		Ameren Corp.	109
42		Black Hills Corp.	1,508
21		DTE Energy Co.	1,283
1		PG&E Corp.	34
4		Vectren Corp.	115
—	(h)	Wisconsin Energy Corp.	11

			3,248

		Water Utilities — 0.2%
24		American Water Works Co., Inc.	871

		Total Utilities	14,922

		Total Common Stocks (Cost $615,796)	606,186

Short-Term Investment — 2.6%
		Investment Company — 2.6%
16,231		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (Cost $16,231)	16,231

		Total Investments — 99.6% (Cost $632,027)	622,417
		Other Assets in Excess of Liabilities — 0.4%	2,550

		NET ASSETS — 100.0%	$624,967

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — 98.4%
		Common Stocks — 98.4%
		Consumer Discretionary — 15.9%
		Auto Components — 1.5%
59		Autoliv, Inc., (Sweden)	3,388
1		BorgWarner, Inc. (a)	98
25		Dorman Products, Inc. (a)	752
317		Gentex Corp.	5,457

			9,695

		Automobiles — 0.0% (g)
7		Ford Motor Co.	80

		Distributors — 0.1%
20		LKQ Corp. (a)	411

		Diversified Consumer Services — 1.1%
84		DeVry, Inc.	2,207
—	(h)	Grand Canyon Education, Inc. (a)	10
156		H&R Block, Inc.	2,755
1		K12, Inc. (a)	20
2		Regis Corp.	30
2		Sotheby’s	65
30		Weight Watchers International, Inc.	1,530

			6,617

		Hotels, Restaurants & Leisure — 1.9%
1		Bally Technologies, Inc. (a)	25
16		Brinker International, Inc.	503
10		Chipotle Mexican Grill, Inc. (a)	2,506
—	(h)	Churchill Downs, Inc.	20
35		DineEquity, Inc. (a)	2,202
31		Domino’s Pizza, Inc.	1,246
3		International Speedway Corp., Class A	86
—	(h)	Las Vegas Sands Corp.	5
5		Marriott Vacations Worldwide Corp. (a)	207
2		Papa John’s International, Inc. (a)	80
31		Ryman Hospitality Properties (a)	1,201
5		Vail Resorts, Inc.	304
14		Wendy’s Co. (The)	59
1		Wynn Resorts Ltd.	140
49		Yum! Brands, Inc.	3,436

			12,020

		Household Durables — 2.0%
101		KB Home	1,610
194		Lennar Corp., Class A	7,273
60		MDC Holdings, Inc.	2,288

SEE NOTES TO FINANCIAL STATEMENTS.

12	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Household Durables — Continued
7		Mohawk Industries, Inc. (a)	571
130		Standard Pacific Corp. (a)	896

			12,638

		Internet & Catalog Retail — 0.5%
18		Liberty Interactive Corp., Series A (a)	366
31		Netflix, Inc. (a)	2,475
5		Shutterfly, Inc. (a)	151

			2,992

		Leisure Equipment & Products — 1.0%
59		Hasbro, Inc.	2,141
120		Mattel, Inc.	4,428

			6,569

		Media — 2.3%
8		AMC Networks, Inc., Class A (a)	359
—	(h)	Cinemark Holdings, Inc.	2
45		Clear Channel Outdoor Holdings, Inc., Class A (a)	300
61		DISH Network Corp., Class A	2,182
145		DreamWorks Animation SKG, Inc., Class A (a)	2,955
8		Lamar Advertising Co., Class A (a)	314
1		Meredith Corp.	30
1		Morningstar, Inc.	84
45		New York Times Co. (The), Class A (a)	371
—	(h)	News Corp., Class A	10
211		News Corp., Class B	5,137
—	(h)	Omnicom Group, Inc.	14
—	(h)	Regal Entertainment Group, Class A	5
5		Sinclair Broadcast Group, Inc., Class A	67
877		Sirius XM Radio, Inc. (a)	2,454
1		Virgin Media, Inc.	39

			14,323

		Multiline Retail — 0.8%
8		Family Dollar Stores, Inc.	501
157		J.C. Penney Co., Inc.	3,777
1		Nordstrom, Inc.	78
4		Sears Canada, Inc., (Canada) (a)	49
11		Sears Holdings Corp. (a)	664

			5,069

		Specialty Retail — 3.8%
4		American Eagle Outfitters, Inc.	78
1		Ascena Retail Group, Inc. (a)	13
1		Buckle, Inc. (The)	23
26		Cabela’s, Inc. (a)	1,157

SHARES		SECURITY DESCRIPTION	VALUE($)

		Specialty Retail — Continued
255		CarMax, Inc. (a)	8,605
28		Children’s Place Retail Stores, Inc. (The) (a)	1,641
98		DSW, Inc., Class A	6,133
57		GameStop Corp., Class A	1,309
4		Guess?, Inc.	97
2		Limited Brands, Inc.	86
24		Lumber Liquidators Holdings, Inc. (a)	1,347
1		Monro Muffler Brake, Inc.	44
81		Pier 1 Imports, Inc.	1,662
6		Tiffany & Co.	350
3		Ulta Salon Cosmetics & Fragrance, Inc.	257
24		Urban Outfitters, Inc. (a)	844

			23,646

		Textiles, Apparel & Luxury Goods — 0.9%
6		Columbia Sportswear Co.	316
2		Fifth & Pacific Cos., Inc. (a)	18
1		Ralph Lauren Corp.	169
94		Under Armour, Inc., Class A (a)	4,927
1		V.F. Corp.	85
2		Wolverine World Wide, Inc.	97

			5,612

		Total Consumer Discretionary	99,672

		Consumer Staples — 2.3%
		Beverages — 0.1%
2		Constellation Brands, Inc., Class A (a)	59
—	(h)	Dr. Pepper Snapple Group, Inc.	16
8		Molson Coors Brewing Co., Class B	345

			420

		Food & Staples Retailing — 0.2%
15		Kroger Co. (The)	383
62		Safeway, Inc.	1,015
—	(h)	Whole Foods Market, Inc.	46

			1,444

		Food Products — 1.3%
44		B&G Foods, Inc.	1,337
28		Campbell Soup Co.	976
1		ConAgra Foods, Inc.	20
5		Dole Food Co., Inc. (a)	60
7		General Mills, Inc.	268
66		H.J. Heinz Co.	3,772
26		Hain Celestial Group, Inc. (The) (a)	1,489
2		Hormel Foods Corp.	51
—	(h)	JM Smucker Co. (The)	2

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	13

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Food Products — Continued
5		Pilgrim’s Pride Corp. (a)	28
—	(h)	Post Holdings, Inc. (a)	6
9		Smithfield Foods, Inc. (a)	192
—	(h)	Tootsie Roll Industries, Inc.	7
1		TreeHouse Foods, Inc. (a)	71

			8,279

		Personal Products — 0.6%
3		Elizabeth Arden, Inc. (a)	155
62		Estee Lauder Cos., Inc. (The), Class A	3,794

			3,949

		Tobacco — 0.1%
1		Lorillard, Inc.	74
9		Universal Corp.	424

			498

		Total Consumer Staples	14,590

		Energy — 11.1%
		Energy Equipment & Services — 2.2%
3		Atwood Oceanics, Inc. (a)	142
—	(h)	Baker Hughes, Inc.	13
36		Diamond Offshore Drilling, Inc.	2,500
41		Dresser-Rand Group, Inc. (a)	2,110
27		Dril-Quip, Inc. (a)	1,856
26		FMC Technologies, Inc. (a)	1,067
6		Halliburton Co.	178
19		Helmerich & Payne, Inc.	895
97		Lufkin Industries, Inc.	4,859
3		Oceaneering International, Inc.	141
13		Patterson-UTI Energy, Inc.	214
—	(h)	RPC, Inc.	1

			13,976

		Oil, Gas & Consumable Fuels — 8.9%
132		Alpha Natural Resources, Inc. (a)	1,135
59		Approach Resources, Inc. (a)	1,459
29		Arch Coal, Inc.	228
26		Berry Petroleum Co., Class A	1,008
7		Bill Barrett Corp. (a)	168
88		Cabot Oil & Gas Corp.	4,142
12		Carrizo Oil & Gas, Inc. (a)	329
375		Chesapeake Energy Corp8.	7,591
11		Cobalt International Energy, Inc. (a)	227
12		Concho Resources, Inc. (a)	1,035
163		CONSOL Energy, Inc.	5,741
13		EOG Resources, Inc.	1,480

SHARES		SECURITY DESCRIPTION	VALUE($)

		Oil, Gas & Consumable Fuels — Continued
24		EQT Corp.	1,478
183		EXCO Resources, Inc.	1,483
28		Forest Oil Corp. (a)	214
184		Gulfport Energy Corp. (a)	6,101
—	(h)	Hess Corp.	1
7		Marathon Oil Corp.	215
45		McMoRan Exploration Co. (a)	539
2		Murphy Oil Corp.	106
17		Noble Energy, Inc.	1,653
14		PDC Energy, Inc. (a)	432
20		Peabody Energy Corp.	548
4		Phillips 66	168
84		Pioneer Natural Resources Co.	8,895
—	(h)	QEP Resources, Inc.	6
231		Southwestern Energy Co. (a)	8,024
31		World Fuel Services Corp.	1,072

			55,478

		Total Energy	69,454

		Financials — 9.9%
		Capital Markets — 2.0%
203		Bank of New York Mellon Corp. (The)	5,011
152		Charles Schwab Corp. (The)	2,059
18		E*TRADE Financial Corp. (a)	148
3		Federated Investors, Inc., Class B	64
26		Greenhill & Co., Inc.	1,244
31		Northern Trust Corp.	1,461
33		State Street Corp.	1,477
38		Stifel Financial Corp. (a)	1,211

			12,675

		Commercial Banks — 3.0%
11		BancorpSouth, Inc.	155
5		Bank of the Ozarks, Inc.	178
102		CapitalSource, Inc.	808
3		CIT Group, Inc. (a)	127
1		Commerce Bancshares, Inc.	41
13		Community Bank System, Inc.	361
725		First Horizon National Corp.	6,747
12		First Niagara Financial Group, Inc.	99
2		Fulton Financial Corp.	18
5		Investors Bancorp, Inc.	86
20		M&T Bank Corp.	2,047
32		TCF Financial Corp.	361
63		Texas Capital Bancshares, Inc. (a)	2,981
302		Valley National Bancorp	2,946

SEE NOTES TO FINANCIAL STATEMENTS.

14	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Commercial Banks — Continued
18		Webster Financial Corp.	385
1		Westamerica Bancorp	28
50		Zions Bancorp	1,074

			18,442

		Consumer Finance — 0.3%
3		Cash America International, Inc.	100
35		Discover Financial Services	1,416
10		SLM Corp.	184

			1,700

		Diversified Financial Services — 1.0%
73		Citigroup, Inc.	2,735
14		Leucadia National Corp.	308
11		MarketAxess Holdings, Inc.	356
125		PHH Corp. (a)	2,610

			6,009

		Insurance — 2.5%
216		CNO Financial Group, Inc.	2,069
16		First American Financial Corp.	369
469		Hartford Financial Services Group, Inc.	10,183
8		Kemper Corp.	246
4		Loews Corp.	169
56		Progressive Corp. (The)	1,259
6		Reinsurance Group of America, Inc.	304
37		StanCorp Financial Group, Inc.	1,279

			15,878

		Real Estate Investment Trusts (REITs) — 0.2%
9		Corporate Office Properties Trust	226
59		DDR Corp.	907
—	(h)	Equity Residential	17
5		Kimco Realty Corp.	104

			1,254

		Real Estate Management & Development — 0.0% (g)
—	(h)	Alexander & Baldwin, Inc. (a)	12
13		Forest City Enterprises, Inc., Class A (a)	206

			218

		Thrifts & Mortgage Finance — 0.9%
389		New York Community Bancorp, Inc.	5,398
8		Northwest Bancshares, Inc.	99

			5,497

		Total Financials	61,673

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 10.7%
	Biotechnology — 1.2%
8	BioMarin Pharmaceutical, Inc. (a)	307
63	Cepheid, Inc. (a)	1,921
44	Idenix Pharmaceuticals, Inc. (a)	158
26	Immunogen, Inc. (a)	286
6	Incyte Corp., Ltd. (a)	88
110	InterMune, Inc. (a)	877
1	Isis Pharmaceuticals, Inc. (a)	8
25	PDL BioPharma, Inc.	187
144	Theravance, Inc. (a)	3,250

		7,082

	Health Care Equipment & Supplies — 3.8%
20	Align Technology, Inc. (a)	518
1	Baxter International, Inc.	55
31	Cooper Cos., Inc. (The)	2,961
17	DENTSPLY International, Inc.	617
99	DexCom, Inc. (a)	1,302
6	Haemonetics Corp. (a)	520
20	HeartWare International, Inc. (a)	1,654
23	IDEXX Laboratories, Inc. (a)	2,207
34	Insulet Corp. (a)	724
16	Intuitive Surgical, Inc. (a)	8,704
92	MAKO Surgical Corp. (a)	1,392
76	ResMed, Inc.	3,043
3	Volcano Corp. (a)	92

		23,789

	Health Care Providers & Services — 3.6%
90	Aetna, Inc.	3,944
51	Brookdale Senior Living, Inc. (a)	1,206
135	Centene Corp. (a)	5,141
12	Chemed Corp.	810
25	DaVita, Inc. (a)	2,783
288	HMS Holdings Corp. (a)	6,642
3	LifePoint Hospitals, Inc. (a)	98
7	Owens & Minor, Inc.	196
44	PSS World Medical, Inc. (a)	1,248
4	UnitedHealth Group, Inc.	237
1	WellCare Health Plans, Inc. (a)	43

		22,348

	Health Care Technology — 0.3%
14	athenahealth, Inc. (a)	914
27	Medidata Solutions, Inc. (a)	1,154

		2,068

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	15

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Life Sciences Tools & Services — 0.5%
1		Covance, Inc. (a)	52
46		Illumina, Inc. (a)	2,197
4		Life Technologies Corp. (a)	176
5		Mettler-Toledo International, Inc. (a)	825
—	(h)	PAREXEL International Corp. (a)	9
—	(h)	Techne Corp.	14

			3,273

		Pharmaceuticals — 1.3%
2		Akorn, Inc. (a)	28
22		Bristol-Myers Squibb Co.	735
8		Forest Laboratories, Inc. (a)	261
26		Johnson & Johnson	1,868
8		Merck & Co., Inc.	356
58		Mylan, Inc. (a)	1,472
186		Nektar Therapeutics (a)	1,670
5		Pfizer, Inc.	129
—	(h)	ViroPharma, Inc. (a)	8
111		Vivus, Inc. (a)	1,655

			8,182

		Total Health Care	66,742

		Industrials — 16.6%
		Aerospace & Defense — 3.4%
4		B/E Aerospace, Inc. (a)	200
11		Curtiss-Wright Corp.	353
4		DigitalGlobe, Inc. (a)	105
152		Hexcel Corp. (a)	3,885
8		Honeywell International, Inc.	500
6		Precision Castparts Corp.	976
73		Rockwell Collins, Inc.	3,899
73		TransDigm Group, Inc.	9,776
16		United Technologies Corp.	1,261

			20,955

		Air Freight & Logistics — 0.1%
5		Atlas Air Worldwide Holdings, Inc. (a)	265

		Airlines — 0.8%
18		Alaska Air Group, Inc. (a)	688
—	(h)	Allegiant Travel Co. (a)	22
254		JetBlue Airways Corp. (a)	1,345
40		U.S. Airways Group, Inc. (a)	482
132		United Continental Holdings, Inc. (a)	2,543

			5,080

		Building Products — 0.3%
6		Armstrong World Industries, Inc.	297

SHARES		SECURITY DESCRIPTION	VALUE($)

		Building Products — Continued
4		Lennox International, Inc.	197
47		Owens Corning (a)	1,589
1		USG Corp. (a)	23

			2,106

		Commercial Services & Supplies — 0.5%
1		Cintas Corp.	34
2		Copart, Inc. (a)	62
—	(h)	Covanta Holding Corp.	4
13		Healthcare Services Group, Inc.	312
38		HNI Corp.	1,046
—	(h)	Interface, Inc.	3
33		Iron Mountain, Inc.	1,135
—	(h)	Mine Safety Appliances Co.	4
17		Pitney Bowes, Inc.	239

			2,839

		Construction & Engineering — 0.5%
—	(h)	Granite Construction, Inc.	6
146		MasTec, Inc. (a)	3,301

			3,307

		Electrical Equipment — 0.1%
1		Acuity Brands, Inc.	58
1		AMETEK, Inc.	18
1		AZZ, Inc.	32
2		Franklin Electric Co., Inc.	136
—	(h)	Regal-Beloit Corp.	7
4		Roper Industries, Inc.	397

			648

		Machinery — 8.7%
59		Chart Industries, Inc. (a)	4,158
17		CLARCOR, Inc.	747
181		Colfax Corp. (a)	6,239
11		Cummins, Inc.	1,027
125		Deere & Co.	10,659
7		Donaldson Co., Inc.	233
1		Dover Corp.	76
133		Eaton Corp.	6,273
1		ESCO Technologies, Inc.	19
6		IDEX Corp.	274
6		Illinois Tool Works, Inc.	393
48		Joy Global, Inc.	2,968
77		Manitowoc Co., Inc. (The)	1,099
3		Middleby Corp. (a)	350
2		Nordson Corp.	124
1		Oshkosh Corp. (a)	32

SEE NOTES TO FINANCIAL STATEMENTS.

16	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Machinery — Continued
211		PACCAR, Inc.	9,162
47		Pall Corp.	2,935
75		Parker Hannifin Corp.	5,882
21		Snap-on, Inc.	1,614
1		Titan International, Inc.	10
5		Toro Co. (The)	192

			54,466

		Marine — 0.1%
9		Kirby Corp. (a)	502

		Professional Services — 0.0% (g)
3		Advisory Board Co. (The) (a)	144
1		On Assignment, Inc. (a)	11

			155

		Road & Rail — 0.5%
21		Avis Budget Group, Inc. (a)	347
9		Heartland Express, Inc.	132
11		J.B. Hunt Transport Services, Inc.	642
6		Kansas City Southern	499
27		Knight Transportation, Inc.	410
1		Landstar System, Inc.	55
3		Old Dominion Freight Line, Inc. (a)	92
48		Werner Enterprises, Inc.	1,123

			3,300

		Trading Companies & Distributors — 1.6%
53		Beacon Roofing Supply, Inc. (a)	1,700
2		Fastenal Co.	72
—	(h)	MSC Industrial Direct Co., Inc., Class A	3
5		TAL International Group, Inc.	161
42		United Rentals, Inc. (a)	1,728
92		Watsco, Inc.	6,282

			9,946

		Total Industrials	103,569

		Information Technology — 22.5%
		Communications Equipment — 2.2%
68		Acme Packet, Inc. (a)	1,132
38		ADTRAN, Inc.	644
1		Aruba Networks, Inc. (a)	16
19		Ciena Corp. (a)	235
150		InterDigital, Inc.	5,727
52		Juniper Networks, Inc. (a)	864
1		Loral Space & Communications, Inc.	85
12		Motorola Solutions, Inc.	620
24		NETGEAR, Inc. (a)	855

SHARES		SECURITY DESCRIPTION	VALUE($)

		Communications Equipment — Continued
106		Sonus Networks, Inc. (a)	197
86		ViaSat, Inc. (a)	3,359

			13,734

		Computers & Peripherals — 0.8%
16		Diebold, Inc.	477
11		NCR Corp. (a)	236
108		SanDisk Corp. (a)	4,499

			5,212

		Electronic Equipment, Instruments & Components — 2.7%
41		Amphenol Corp., Class A	2,466
38		Anixter International, Inc.	2,210
12		Arrow Electronics, Inc. (a)	417
12		Avnet, Inc. (a)	345
36		Cognex Corp.	1,321
5		Dolby Laboratories, Inc., Class A (a)	170
1		FEI Co.	66
54		IPG Photonics Corp. (a)	2,886
1		Molex, Inc.	32
74		National Instruments Corp.	1,742
15		SYNNEX Corp. (a)	495
1		Tech Data Corp. (a)	49
—	(h)	Trimble Navigation Ltd. (a)	5
145		Universal Display Corp. (a)	4,747

			16,951

		Internet Software & Services — 2.6%
—	(h)	Ancestry.com, Inc. (a)	3
84		AOL, Inc. (a)	2,897
6		CoStar Group, Inc. (a)	510
11		DealerTrack Holdings, Inc. (a)	293
31		eBay, Inc. (a)	1,488
1		Google, Inc., Class A (a)	815
4		Liquidity Services, Inc. (a)	170
21		MercadoLibre, Inc., (Argentina)	1,762
24		OpenTable, Inc. (a)	1,122
115		Rackspace Hosting, Inc. (a)	7,343

			16,403

		IT Services — 2.9%
45		Fidelity National Information Services, Inc.	1,470
4		Fiserv, Inc. (a)	295
2		International Business Machines Corp.	430
—	(h)	Jack Henry & Associates, Inc.	15
3		MasterCard, Inc., Class A	1,294
—	(h)	Paychex, Inc.	6
113		Sapient Corp. (a)	1,158
37		Teradata Corp. (a)	2,533

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	17

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		IT Services — Continued
93		VeriFone Systems, Inc. (a)	2,754
27		Visa, Inc., Class A	3,792
58		WEX, Inc. (a)	4,299

			18,046

		Office Electronics — 0.3%
234		Xerox Corp.	1,504

		Semiconductors & Semiconductor Equipment — 5.5%
94		Advanced Micro Devices, Inc. (a)	192
87		Altera Corp.	2,637
38		Analog Devices, Inc.	1,476
3		Applied Materials, Inc.	36
275		Cavium, Inc. (a)	9,120
—	(h)	Cirrus Logic, Inc. (a)	8
19		Cymer, Inc. (a)	1,489
22		Hittite Microwave Corp. (a)	1,241
102		Intel Corp.	2,212
—	(h)	International Rectifier Corp. (a)	5
15		KLA-Tencor Corp.	688
104		Lam Research Corp. (a)	3,677
1		Linear Technology Corp.	26
24		Microchip Technology, Inc.	762
15		MKS Instruments, Inc.	357
56		Semtech Corp. (a)	1,400
135		Texas Instruments, Inc.	3,803
25		Veeco Instruments, Inc. (a)	777
136		Xilinx, Inc.	4,469

			34,375

		Software — 5.5%
21		ACI Worldwide, Inc. (a)	809
80		Adobe Systems, Inc. (a)	2,728
11		Aspen Technology, Inc. (a)	280
50		Compuware Corp. (a)	437
128		Concur Technologies, Inc. (a)	8,487
10		FactSet Research Systems, Inc.	950
2		Fair Isaac Corp.	74
56		Fortinet, Inc. (a)	1,081
17		Informatica Corp. (a)	467
15		Intuit, Inc.	903
15		Manhattan Associates, Inc. (a)	922
2		MICROS Systems, Inc. (a)	85
—	(h)	MicroStrategy, Inc., Class A (a)	9
1		Nuance Communications, Inc. (a)	11
12		Oracle Corp.	368
1		Progress Software Corp. (a)	24
66		Salesforce.com, Inc. (a)	9,582

SHARES		SECURITY DESCRIPTION	VALUE($)

		Software — Continued
1		SolarWinds, Inc. (a)	43
9		Solera Holdings, Inc.	443
61		Sourcefire, Inc. (a)	2,627
15		Take-Two Interactive Software, Inc. (a)	169
16		Tyler Technologies, Inc. (a)	752
24		Ultimate Software Group, Inc. (a)	2,483
16		Verint Systems, Inc. (a)	423
—	(h)	VMware, Inc., Class A (a)	17

			34,174

		Total Information Technology	140,399

		Materials — 6.3%
		Chemicals — 2.4%
—	(h)	Airgas, Inc.	9
28		Albemarle Corp.	1,525
6		American Vanguard Corp.	231
31		Cytec Industries, Inc.	2,109
30		E.I. du Pont de Nemours & Co.	1,323
2		Ecolab, Inc.	114
13		Intrepid Potash, Inc. (a)	275
1		NewMarket Corp.	401
—	(h)	Rockwood Holdings, Inc.	5
52		Scotts Miracle-Gro Co. (The), Class A	2,217
4		Sensient Technologies Corp.	163
24		Sherwin-Williams Co. (The)	3,385
11		Sigma-Aldrich Corp.	789
6		Valspar Corp.	334
29		Westlake Chemical Corp.	2,239

			15,119

		Construction Materials — 0.4%
1		Martin Marietta Materials, Inc.	101
37		Texas Industries, Inc. (a)	1,582
23		Vulcan Materials Co.	1,064

			2,747

		Containers & Packaging — 1.1%
18		Aptargroup, Inc.	899
28		Crown Holdings, Inc. (a)	1,085
2		Packaging Corp. of America	81
254		Sealed Air Corp.	4,119
9		Silgan Holdings, Inc.	385
10		Sonoco Products Co.	303

			6,872

		Metals & Mining — 2.2%
23		Allied Nevada Gold Corp. (a)	834
5		AMCOL International Corp.	147

SEE NOTES TO FINANCIAL STATEMENTS.

18	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Metals & Mining — Continued
121		Cliffs Natural Resources, Inc.	4,380
26		Compass Minerals International, Inc.	2,032
414		Hecla Mining Co.	2,722
—	(h)	Kaiser Aluminum Corp.	18
40		Nucor Corp.	1,624
30		Southern Copper Corp.	1,132
44		Steel Dynamics, Inc.	563

			13,452

		Paper & Forest Products — 0.2%
78		Louisiana-Pacific Corp. (a)	1,232
11		MeadWestvaco Corp.	320

			1,552

		Total Materials	39,742

		Telecommunication Services — 0.8%
		Diversified Telecommunication Services — 0.4%
1		AT&T, Inc.	33
3		CenturyLink, Inc.	104
281		Cincinnati Bell, Inc. (a)	1,467
9		Cogent Communications Group, Inc.	193
2		Frontier Communications Corp.	7
20		Level 3 Communications, Inc. (a)	403
1		Verizon Communications, Inc.	62
4		Windstream Corp.	40

			2,309

		Wireless Telecommunication Services — 0.4%
9		Crown Castle International Corp. (a)	630
1		NII Holdings, Inc. (a)	8
31		SBA Communications Corp., Class A (a)	2,076
5		Telephone & Data Systems, Inc.	134
—	(h)	U.S. Cellular Corp. (a)	1

			2,849

		Total Telecommunication Services	5,158

		Utilities — 2.3%
		Electric Utilities — 1.6%
2		American Electric Power Co., Inc.	110
2		Entergy Corp.	123
5		FirstEnergy Corp.	248
2		IDACORP, Inc.	105
—	(h)	ITC Holdings Corp.	16
201		Northeast Utilities	7,908
6		Pepco Holdings, Inc.	110
—	(h)	Pinnacle West Capital Corp.	1
37		PPL Corp.	1,085

			9,706

SHARES		SECURITY DESCRIPTION	VALUE($)

		Gas Utilities — 0.0% (g)
—	(h)	New Jersey Resources Corp.	8
10		Questar Corp.	199

			207

		Independent Power Producers & Energy Traders — 0.3%
110		Calpine Corp. (a)	1,937
8		Dynegy, Inc. (a)	151

			2,088

		Multi-Utilities — 0.4%
11		Avista Corp.	278
4		CMS Energy Corp.	92
—	(h)	NorthWestern Corp.	14
—	(h)	Public Service Enterprise Group, Inc.	9
2		SCANA Corp.	114
12		Sempra Energy	833
49		TECO Energy, Inc.	882

			2,222

		Total Utilities	14,223

		Total Common Stocks (Proceeds $608,679)	615,222

NUMBER OF WARRANTS
Warrant — 0.0%
		Energy — 0.0%
		Oil, Gas & Consumable Fuels — 0.0%
3		Magnum Hunter Resources Corp., expiring 10/14/13 (a) (Proceeds $—)	—

		Total Short Positions (Proceeds $608,679)	$615,222

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of October 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	19

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2012

(Amounts in thousands, except per share amounts)

Highbridge Statistical Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$606,186
Investments in affiliates, at value	16,231

Total investment securities, at value	622,417
Cash	3,818
Deposits at broker for securities sold short	621,626
Receivables:
Investment securities sold	55,325
Fund shares sold	1,392
Dividends from non-affiliates	238
Dividends from affiliates	2

Total Assets	1,304,818

LIABILITIES:
Payables:
Securities sold short, at value	615,222
Dividend expense to non-affiliates on securities sold short	1,248
Investment securities purchased	58,556
Interest expense to non-affiliates on securities sold short	180
Fund shares redeemed	2,942
Accrued liabilities:
Investment advisory fees	719
Distribution fees	74
Custodian and accounting fees	19
Trustees’ and Chief Compliance Officer’s fees	5
Other	886

Total Liabilities	679,851

Net Assets	$624,967

SEE NOTES TO FINANCIAL STATEMENTS.

20	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

Highbridge Statistical Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$748,586
Accumulated undistributed net investment loss	(18,023)
Accumulated net realized gains (losses)	(89,443)
Net unrealized appreciation (depreciation)	(16,153)

Total Net Assets	$624,967

Net Assets:
Class A	$205,025
Class C	44,388
Select Class	375,554

Total	$624,967

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	14,094
Class C	3,127
Select Class	25,466

Net Asset Value (a):
Class A — Redemption price per share	$14.55
Class C — Offering price per share (b)	14.19
Select Class — Offering and redemption price per share	14.75
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.36

Cost of investments in non-affiliates	$615,796
Cost of investments in affiliates	16,231
Proceeds from securities sold short	608,679

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	21

STATEMENT OF OPERATIONS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

Highbridge Statistical Market Neutral Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$11,042
Dividend income from affiliates	50

Total investment income	11,092

EXPENSES:
Investment advisory fees	15,475
Administration fees	773
Distribution fees:
Class A	868
Class C	448
Shareholder servicing fees:
Class A	868
Class C	150
Select Class	1,193
Custodian and accounting fees	119
Interest expense to affiliates	1
Professional fees	66
Trustees’ and Chief Compliance Officer’s fees	9
Printing and mailing costs	151
Registration and filing fees	47
Transfer agent fees	2,124
Other	12
Dividend expense to non-affiliates on securities sold short	15,042
Interest expense to non-affiliates on securities sold short	2,952

Total expenses	40,298

Less amounts waived	(6,049)
Less earnings credits	— (a)

Net expenses	34,249

Net investment income (loss)	(23,157)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	71,078
Securities sold short	(29,379)
Foreign currency transactions	68

Net realized gain (loss)	41,767

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(46,404)
Securities sold short	23,831

Change in net unrealized appreciation/depreciation	(22,573)

Net realized/unrealized gains (losses)	19,194

Change in net assets resulting from operations	$(3,963)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

22	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Highbridge Statistical Market Neutral Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(23,157)	$(29,010)
Net realized gain (loss)	41,767	18,779
Change in net unrealized appreciation/depreciation	(22,573)	(39,259)

Change in net assets resulting from operations	(3,963)	(49,490)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(496,633)	(1,073,091)

NET ASSETS:
Change in net assets	(500,596)	(1,122,581)
Beginning of period	1,125,563	2,248,144

End of period	$624,967	$1,125,563

Accumulated undistributed net investment loss	$(18,023)	$(15)

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$89,480	$215,200
Cost of shares redeemed	(385,251)	(507,006)

Change in net assets resulting from Class A capital transactions	$(295,771)	$(291,806)

Class C
Proceeds from shares issued	$2,509	$8,696
Cost of shares redeemed	(35,810)	(98,150)

Change in net assets resulting from Class C capital transactions	$(33,301)	$(89,454)

Select Class
Proceeds from shares issued	$235,587	$294,985
Cost of shares redeemed	(403,148)	(986,816)

Change in net assets resulting from Select Class capital transactions	$(167,561)	$(691,831)

Total change in net assets resulting from capital transactions	$(496,633)	$(1,073,091)

SHARE TRANSACTIONS:
Class A
Issued	6,080	14,243
Redeemed	(26,183)	(33,579)

Change in Class A Shares	(20,103)	(19,336)

Class C
Issued	174	585
Redeemed	(2,489)	(6,613)

Change in Class C Shares	(2,315)	(6,028)

Select Class
Issued	15,801	19,343
Redeemed	(27,070)	(64,840)

Change in Select Class Shares	(11,269)	(45,497)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Highbridge Statistical Market Neutral Fund
Class A
Year Ended October 31, 2012	$14.68	$(0.40	)(e)(f)	$0.27	$(0.13)	$—
Year Ended October 31, 2011	15.21	(0.33	)(e)	(0.20)	(0.53)	—
Year Ended October 31, 2010	15.88	(0.39	)(e)	(0.28)	(0.67)	—
Year Ended October 31, 2009	16.27	(0.36	)(e)	(0.01)	(0.37)	(0.02)
Year Ended October 31, 2008	15.62	0.05	(e)	1.34	1.39	(0.74)

Class C
Year Ended October 31, 2012	14.39	(0.46	)(e)(f)	0.26	(0.20)	—
Year Ended October 31, 2011	14.99	(0.39	)(e)	(0.21)	(0.60)	—
Year Ended October 31, 2010	15.73	(0.46	)(e)	(0.28)	(0.74)	—
Year Ended October 31, 2009	16.18	(0.44	)(e)	— (g)	(0.44)	(0.01)
Year Ended October 31, 2008	15.52	(0.02	)(e)	1.32	1.30	(0.64)

Select Class
Year Ended October 31, 2012	14.84	(0.37	)(e)(f)	0.28	(0.09)	—
Year Ended October 31, 2011	15.35	(0.29	)(e)	(0.22)	(0.51)	—
Year Ended October 31, 2010	15.98	(0.35	)(e)	(0.28)	(0.63)	—
Year Ended October 31, 2009	16.34	(0.32	)(e)	(0.01)	(0.33)	(0.03)
Year Ended October 31, 2008	15.68	0.13	(e)	1.31	1.44	(0.78)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expenses and interest expense for short sales) for Class A are 1.94% and 2.62% for 2012, 1.94% and 2.54% for 2011, 1.92% and 2.48% for 2010, 1.95% and 2.46% for 2009 and 1.96% and 2.45% for 2008; for Class C are 2.44% and 3.13% for 2012, 2.44% and 3.04% for 2011, 2.43% and 2.99% for 2010, 2.45% and 2.96% for 2009 and 2.46% and 2.95% for 2008; for Select Class are 1.69% and 2.38% for 2012, 1.69% and 2.29% for 2011, 1.68% and 2.24% for 2010, 1.70% and 2.21% for 2009 and 1.71% and 2.20% for 2008 respectively.
(d)	Commencing for the year ended October 31, 2009, the Fund presented portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to October 31, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.42), $(0.48) and $(0.39) for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been (2.85)%, (3.34)% and (2.59)% for Class A, Class C and Select Class Shares, respectively.
(g)	Amount rounds to less than $0.01.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

24	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)(c)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits (including dividend and interest expense for securities sold short) (c)	Portfolio turnover rate (excluding short sales) *(d)	Portfolio turnover rate (including short sales) *(d)

$14.55	(0.89)%	$205,025	3.98%	(2.73	)%(f)	4.66%	451%	916%
14.68	(3.48)	501,934	3.66	(2.18)		4.26	673	1,398
15.21	(4.22)	814,296	3.76	(2.51)		4.32	496	1,017
15.88	(2.25)	1,074,747	4.01	(2.23)		4.52	638	1,276
16.27	9.33	502,087	3.31	0.31		3.80	796	—

14.19	(1.39)	44,388	4.48	(3.22	)(f)	5.17	451	916
14.39	(4.00)	78,333	4.13	(2.65)		4.73	673	1,398
14.99	(4.70)	171,961	4.27	(3.01)		4.83	496	1,017
15.73	(2.73)	299,034	4.51	(2.74)		5.02	638	1,276
16.18	8.73	137,773	3.81	(0.11)		4.30	796	—

14.75	(0.61)	375,554	3.73	(2.47	)(f)	4.42	451	916
14.84	(3.32)	545,296	3.43	(1.89)		4.02	673	1,398
15.35	(3.94)	1,261,887	3.52	(2.26)		4.08	496	1,017
15.98	(2.01)	2,046,527	3.76	(1.99)		4.27	638	1,276
16.34	9.61	937,314	3.06	0.79		3.55	796	—

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Highbridge Statistical Market Neutral Fund	Class A, Class C and Select Class	Diversified

The investment objective of the Fund is to seek to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

26	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quote prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$622,417	$—		$—	$622,417

Total Liabilities (b)	$(615,222)	$—	(c)	$—	$(615,222)

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of warrants. Please refer to the SOI for industry specifics of portfolio holdings.
(c)	Value is zero.

Transfers from Level 1 to Level 2 are due to an exchange traded closing price not being available as of October 31, 2012; therefore the security is valued using other observable inputs.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 10/31/11		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases(1)	Sales(2)		Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/12
Investments in Securities
Common Stocks — Financials	$—	(a)	$—	$—	$—	$—	$—	(a)	$—	$—	$—

Total	$—	(a)	$—	$—	$—	$—	$—	(a)	$—	$—	$—

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.

Transfers into, or out of, Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at October 31, 2012, which were valued using significant unobservable inputs (Level 3) amounted to zero.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of October 31, 2012, the Fund did not hold any restricted or illiquid securities.

C. Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense, respectively, on securities sold short in the Statement of Operations.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statement of Operations as dividend expense on securities sold short on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

At October 31, 2012, the Fund had outstanding short sales as listed on its SOI.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchases of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, less dividend expense on securities sold short is recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publically available, the Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

28	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed net investment loss	Accumulated net realized gains (losses)
$(3,457)	$5,149	$(1,692)

The reclassifications for the Fund relate primarily to dividend expense for securities sold short and net operating loss.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.75% of the Fund’s average daily net assets. Currently, the annual rate is 1.50% of the Fund’s average daily net assets. The fee is contractually limited to 1.50% of the Fund’s average daily net assets until such time as the Fund commences with the borrowing of money from banks for investment purposes.

The Advisor, on behalf of the Fund, has entered into an investment sub-advisory agreement with Highbridge Capital Management, LLC (“HCM”) which is wholly-owned by JPMorgan Asset Management Holdings, Inc. For its services as sub-advisor, HCM receives a portion of the fees payable to the Advisor.

The fee is accrued daily and paid monthly at an annual rate of 1.25% of the Fund’s average daily net assets. Currently, the annual rate is 1.10% of the Fund’s average daily net assets. The fee is contractually limited to 1.10% of the Fund’s average daily net assets until such time as the Fund commences with the borrowing of money from banks for investment purposes.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2012, the annual effective rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2012, the Distributor retained the following amounts (in thousands):

Front-end Sales Charge	CDSC
$6	$2

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services, respectively, are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.95%	2.45%	1.70%

The expense limitation agreement was in effect for the year ended October 31, 2012. The contractual expense limitation percentages in the table above are in place until at least February 28, 2013.

For the year ended October 31, 2012, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$3,080	$773	$2,091	$5,944

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended October 31, 2012 was approximately $105,000.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2012, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the year ended October 31, 2012, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$3,793,039	$4,261,334	$3,477,224	$3,900,682

During the year ended October 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2012 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$650,334	$13,367	$41,284	$(27,917)

30	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

There were no distributions paid during the fiscal years ended October 31, 2012 and 2011.

As of October 31, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$—	$(48,232)	$(57,364)

The cumulative timing differences primarily consist of wash sale loss deferrals and late year ordinary loss deferral.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2012 the Fund did not have post-enactment net capital loss carryforwards.

As of October 31, 2012, the Fund had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2018	2019	Total
$24,964	$23,268	$48,232

During the year ended October 31, 2012, the Fund utilized capital loss carryforwards of approximately $29,781,000.

Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended October 31, 2012, the Fund deferred to November 1, 2012 late year ordinary losses of (amounts in thousands):

Late Year Ordinary Loss
$18,005

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2012. Average borrowings from the Facility for the year ended October 31, 2012, were as follows (amounts in thousands):

Average Borrowings	Number of Days Outstanding	Interest Paid
$15,515	8	$1

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of October 31, 2012, the Fund pledged substantially all of its assets to Morgan Stanley & Co. Incorporated for securities sold short. Deposits at broker for securities sold short, as noted on the Statement of Assets and Liabilities, are held at Morgan Stanley & Co. Incorporated.

32	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of

Highbridge Statistical Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Highbridge Statistical Market Neutral Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2012

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	33

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	168	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	168	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	168	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	168	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	168	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	168	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	168	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	168	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	168	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

34	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	168	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	168	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	168	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	168	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Messrs. Armstrong, Reid, and Spalding are retiring from the Board of Trustees effective December 31, 2012. The other Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (168 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Fund’s investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	35

Trustees

(Unaudited) (continued)

In order to fill the vacancies created by the retirement of Messrs. Reid, Armstrong, and Spalding effective December 31, 2012, the Board appointed Mary E. Martinez and Mitchell M. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013. Information about Ms. Martinez, Mr. Merin, and Ms. Pardo is set forth below:

Name (Year of Birth)	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years

Mary E. Martinez (1960)	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Mitchell M. Merin (1953)	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

Marian U. Pardo* (1946)	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

*	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she will irrevocably waive effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which will end on January 1, 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

36	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.
**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	37

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2012, and continued to hold your shares at the end of the reporting period, October 31, 2012.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides infor- mation about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Highbridge Statistical Market Neutral Fund
Class A
Actual	$1,000.00	$990.50	$21.71	4.34%
Hypothetical	1,000.00	1,003.32	21.85	4.34
Class C
Actual	1,000.00	987.50	23.68	4.74
Hypothetical	1,000.00	1,001.31	23.85	4.74
Select Class
Actual	1,000.00	991.90	19.83	3.96
Hypothetical	1,000.00	1,005.23	19.96	3.96

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

38	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreement and sub-advisory agreement for the Fund whose annual report is contained herein (each an “Advisory Agreement” and, collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreements on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s performance compared to the performance of the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Fund, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreements.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	39

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to

40	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

the Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Fund’s performance was in the fourth, fifth and fifth quintiles for Class A shares and in the fourth, fifth, and fourth quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. They requested, however, that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the money market and alternative products subcommittee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the

Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the fifth quintile of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the sub-advisory structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fee was reasonable.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	41

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. October 2012.	AN-HSMN-1012

Annual Report

J.P. Morgan International Equity Funds

October 31, 2012

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Global Equity Income Fund

JPMorgan Global Opportunities Fund

(formerly JPMorgan Global Focus Fund)

JPMorgan International Equity Fund

JPMorgan International Equity Index Fund

JPMorgan International Opportunities Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 26, 2012 (Unaudited)

Dear Shareholder:

Global equity markets continued to seesaw against an uncertain macroeconomic and geopolitical backdrop. In the U.S., improving economic data has been overshadowed by the pending “fiscal cliff.” Concerns about a potential economic “hard landing” in China remain, while escalating tension in the Middle East recently resulted in a conflict between Israel and Hamas, exacerbating fears about the stability of the region. Europe’s debt crisis continues and global equity prices have fluctuated with investors’ changing perception about the viability of corrective actions taken by the European Central Bank.

“The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors.”

Despite these sharp swings in market momentum, stocks in most parts of the world posted positive returns for the twelve months ended October 31, 2012. Accommodative monetary policies have been a significant catalyst for the positive returns for stocks during the past year and continue to keep yields at historically low levels. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging markets debt in search of higher yielding securities. Higher demand for these securities as well as positive fundamentals led to positive returns for high yield bonds and emerging markets debt during the 12 months ended October 31, 2012.

U.S. Treasury yields remain low while U.S. stocks outperform

Real yields are negative on many parts of the yield curve, meaning that the payment that investors will receive from these bonds is less than the expected rate of inflation. Holders of these securities are willing to see the purchasing power of their money decline in order to access the perceived safety of U.S. Treasury securities, likely a reflection of the elevated level of uncertainty among investors. The yield for 10-year U.S. Treasury securities ended October 2012 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 2.9%, respectively.

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended

October 31, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks, which were weighed down by Europe’s ongoing debt crisis and concerns about an economic “hard landing” in China.

Emerging markets: An evolving asset class

While the Chinese economy rightfully commands a large amount of attention from emerging markets investors, the asset class encompasses a wide range of countries with diverse cultural and political standards and evolving industries. Changes to local political administrations and economic policies can alter the investment landscape of an emerging market. For example, recently elected Mexican president Pena Nieto has pledged to focus on energy, labor and tax reforms, which has attracted more foreign investors who welcome the proposed business-friendly changes. On the other side of the spectrum, Russia’s recent presidential election has elevated geopolitical risk and therefore lowered the willingness of investors to invest in local Russian companies.

The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors. The volatility and differences in emerging markets can also create attractive investment opportunities for active managers with the resources in place to monitor disparate emerging economies and the companies that operate in them.

Emerging markets securities can be a valuable tool for investors as they construct their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

Developed Markets

The debt crisis in Europe continued to be a major source of uncertainty in capital markets. Global equity prices rose and fell with investors’ changing perception about the viability of actions taken by the European Central Bank to curb the crisis. Escalating political and social unrest in the Middle East also weighed on investor sentiment during the reporting period. Despite these concerns, stocks in most parts of the world posted positive returns during the twelve months ended October 31, 2012, bolstered by the accommodative policies of central banks as they continued their efforts to stoke economic growth. International developed stocks underperformed U.S. stocks during the reporting period, as the MSCI Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes) gained 4.61%.

Emerging Markets

Emerging markets stocks underperformed international developed stocks during the reporting period as the MSCI Emerging Markets Index (net of foreign withholding taxes) gained 2.63%. Fears of an economic “hard landing” in China weighed on the asset class, as did concerns about weaker demand for commodities as a result of slowing global economic growth.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.34%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	2.63%

Net Assets as of 10/31/2012 (In Thousands)	$445,933

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2012. The Fund’s stock selection in the energy and consumer discretionary sectors contributed to relative performance. The Fund’s stock selection in the consumer staples sector and underweight versus the Benchmark and stock selection in the telecommunications services sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Great Wall Motor Company Ltd., a Chinese auto maker, and Cielo S.A., a Brazilian credit and debit card-payment processor. Both stocks rose after the companies reported better-than-expected first-quarter earnings. The Fund’s overweight position versus the Benchmark in Samsung Electronics Co., Ltd. also contributed to relative performance. Shares of the communications equipment provider benefited from the company’s strong sales for its smart phones.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Vale S.A.,

E Ink Holdings, Inc. and Banco do Brasil S.A. Shares of Vale, a Brazilian iron-ore producer, declined due to a dispute over the company’s unpaid tax claims. Shares of E Ink Holdings, Inc., which provides TFT LCD panels for e-reader devices, declined after the company reported a quarterly loss due to excess inventory at Amazon Inc., one of its major clients. Shares of Brazilian bank Banco do Brasil S.A. declined on concerns about the impact that increasing loan defaults would have on the company’s earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, seeking attractively priced countries, sectors and stocks with positive catalysts. As a result of this process, the Fund’s largest overweight versus the Benchmark was in the consumer discretionary sector and the Fund’s largest underweight versus the Benchmark was in the financials sector.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Samsung Electronics Co., Ltd. (South Korea)	5.3%
2.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	3.1
3.	China Construction Bank Corp., Class H (China)	2.3
4.	Industrial & Commercial Bank of China Ltd., Class H (China)	2.1
5.	CNOOC Ltd. (China)	2.1
6.	Vale S.A., ADR (Brazil)	2.0
7.	Hyundai Motor Co. (South Korea)	2.0
8.	Lukoil OAO, ADR (Russia)	1.9
9.	PetroChina Co., Ltd., Class H (China)	1.9
10.	Cia de Bebidas das Americas, ADR (Preferred Stock) (Brazil)	1.8

PORTFOLIO COMPOSITION BY COUNTRY*
China	18.9%
South Korea	14.5
Brazil	10.4
Taiwan	9.5
Russia	7.1
South Africa	6.7
Turkey	6.3
Thailand	5.4
Hong Kong	5.2
India	5.1
United Kingdom	1.5
Poland	1.2
Hungary	1.0
Others (each less than 1.0%)	4.8
Short-Term Investment	2.4

*	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/08
Without Sales Charge		3.15%	8.54%	(1.57)%
With Sales Charge*		(2.26)	6.61	(2.70)
CLASS C SHARES	2/28/08
Without CDSC		2.54	7.97	(2.07)
With CDSC**		1.54	7.97	(2.07)
CLASS R5 SHARES	2/28/08	3.53	9.01	(1.14)
SELECT CLASS SHARES	2/28/08	3.34	8.81	(1.33)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/08 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI

Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	4.80%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	2.63%

Net Assets as of 10/31/2012 (In Thousands)	$2,252,486

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2012. The Fund’s stock selection in the industrials, information technology and financials sectors contributed to relative performance. The Fund’s stock selection in the telecommunications services and consumer discretionary sectors and underweight versus the Benchmark in the healthcare sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Grupo Financiero Banorte S.A.B. de C.V., Turkiye Garanti Bankasi A.S. and Samsung Electronics Co., Ltd. Shares of Mexican bank Grupo Financiero Banorte S.A.B. de C.V. benefited from the company’s strong first-quarter earnings, which were boosted by robust growth in bank deposits and loans. Shares of Turkiye Garanti Bankasi A.S. rose after the Turkish bank reported better-than-expected third-quarter earnings. Shares of communications equipment provider Samsung Electronics Co., Ltd. benefited from the company’s strong sales for its smart phones.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Bharti Airtel Ltd., OGX Petroleo e Gas Participacoes S.A. and Infosys Ltd., ADR. Shares of Indian telecommunication provider Bharti Airtel Ltd. declined amid concerns about increasing market competition in India’s telecommunications industry. Shares of Brazilian energy company OGX Petroleo e Gas Participacoes S.A. declined due to investors’ concerns about the company’s announced management change. Shares of Infosys Ltd., ADR decreased after the Indian software and programming company reported disappointing fiscal year-end earnings.

HOW WAS THE FUND POSITIONED?

The Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings against the Benchmark, rigorously researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund’s largest overweight versus the Benchmark was in the consumer staples sector and the Fund’s largest underweight versus the Benchmark was in the materials sector.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Samsung Electronics Co., Ltd. (South Korea)	5.1%
2.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	4.2
3.	Housing Development Finance Corp., Ltd. (India)	4.1
4.	China Mobile Ltd. (Hong Kong)	3.2
5.	Cia de Bebidas das Americas, ADR (Preferred Stock) (Brazil)	3.1
6.	Turkiye Garanti Bankasi AS (Turkey)	2.9
7.	Hyundai Motor Co. (South Korea)	2.6
8.	CNOOC Ltd. (China)	2.6
9.	Petroleo Brasileiro S.A., ADR (Brazil)	2.5
10.	AIA Group Ltd. (Hong Kong)	2.4

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	14.5%
China	11.8
South Korea	11.3
India	10.3
South Africa	10.1
Hong Kong	10.0
Taiwan	7.2
Indonesia	4.3
Turkey	3.8
Mexico	3.1
Russia	3.0
United Kingdom	2.6
Luxembourg	1.9
Chile	1.8
Malaysia	1.1
Others (each less than 1.0%)	0.8
Short-Term Investment	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		4.36%	(2.89)%	16.15%
With Sales Charge*		(1.12)	(3.93)	15.52
CLASS B SHARES	9/28/01
Without CDSC		3.80	(3.37)	15.69
With CDSC**		(1.20)	(3.83)	15.69
CLASS C SHARES	2/28/06
Without CDSC		3.83	(3.37)	15.57
With CDSC***		2.83	(3.37)	15.57
INSTITUTIONAL CLASS SHARES	11/15/93	4.80	(2.49)	16.67
SELECT CLASS SHARES	9/10/01	4.65	(2.64)	16.42

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/02 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date were based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from October 31, 2002 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the maximum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

JPMorgan Global Equity Income Fund

FUND SUMMARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	9.43%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	9.45%

Net Assets as of 10/31/2012 (In Thousands)	$37,867

INVESTMENT OBJECTIVE**

The JPMorgan Global Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2012. The Fund’s stock selection and underweight position versus the Benchmark in the consumer non-durable sector detracted from relative performance. Stock selection in the insurance sector also detracted. The Fund’s stock selection in the banks and finance sector and stock selection and underweight versus the Benchmark in the basic industries sector contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in QBE Insurance Group Ltd., and Canon, Inc. Shares of Australian insurance company QBE Insurance Group Ltd. declined as the company warned that its insurance profit margin might decline in the second half of the year. Shares of the Japanese imaging company Canon, Inc. underperformed, weighed down by concerns about a strong yen, sluggish demand for office equipment, slowing demand in China and a territorial dispute with that same country, which resulted in the Chinese boycotting Japanese goods.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Telecom

Corp. of New Zealand Ltd. and Wells Fargo & Co. Shares of Telecom Corp. of New Zealand Ltd., a communications services company, rose as investors were attracted to the stock’s dividend yield. The company has been returning capital to shareholders following the spin off of its Chorus network unit. Shares of U.S. bank Wells Fargo & Co. benefited from investors’ optimism surrounding the bank’s competitive positioning and resulting market share gains.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the Benchmark.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Global Equity Income Fund

FUND SUMMARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Time Warner, Inc.	2.8%
2.	Royal Dutch Shell plc, Class A (Netherlands)	2.8
3.	Merck & Co., Inc.	2.7
4.	Australia & New Zealand Banking Group Ltd. (Australia)	2.5
5.	Pfizer, Inc.	2.1
6.	Vodafone Group plc (United Kingdom)	2.1
7.	Eni S.p.A. (Italy)	2.0
8.	Telecom Corp. of New Zealand Ltd. (New Zealand)	2.0
9.	Roche Holding AG (Switzerland)	1.9
10.	Verizon Communications, Inc.	1.9

PORTFOLIO COMPOSITION BY COUNTRY*
United States	30.4%
United Kingdom	12.1
France	8.3
Japan	8.1
Australia	6.8
Germany	6.2
Netherlands	5.4
Switzerland	5.1
China	2.9
Italy	2.0
Sweden	2.0
New Zealand	2.0
Singapore	1.8
Hong Kong	1.4
Indonesia	1.0
Others (each less than 1.0%)	1.8
Short-Term Investment	2.7

*	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/11
Without Sales Charge		9.17%	(0.29)%
With Sales Charge*		3.44	(3.45)
CLASS C SHARES	2/28/11
Without CDSC		8.74	(0.75)
With CDSC**		7.74	(0.75)
CLASS R2 SHARES	2/28/11	8.96	(0.53)
CLASS R5 SHARES	2/28/11	9.70	0.17
SELECT CLASS SHARES	2/28/11	9.43	(0.04)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/11 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Equity Income Fund, the MSCI World Index and the Lipper Global Large-Cap Value Funds Average, from February 28, 2011 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. These expenses are not identical to the expenses incurred by the Fund. The performance of the Lipper Global Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in an index. The Lipper Global Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Global Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	8.88%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	9.45%

Net Assets as of 10/31/2012 (In Thousands)	$4,623

INVESTMENT OBJECTIVE**

The JPMorgan Global Opportunities Fund (the “Fund”), previously known as the JPMorgan Global Focus Fund1, seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2012. The Fund’s stock selection in the energy sector detracted from relative performance. The Fund’s stock selection in the transportation services & consumer cyclicals sectors contributed to relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Humana, Inc., Shire plc. and Kinross Gold Corp. Shares of Humana, Inc. declined after the healthcare company warned of rising cost pressures and lowered its guidance for fiscal 2012 earnings. Shares of Shire plc., an Irish drug company, fell after the FDA approved a generic version of one of its best-selling drugs and the company’s CEO announced he would retire in 2013. Shares of Kinross Gold Corp. declined after the Canadian gold miner took a large goodwill write-down on its Tasiast mine in Africa and warned of project delays. Like many of its peers, the company also struggled with rising cost pressures.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Samsung Electronics Co., Ltd., Comcast Corp. and Wells

Fargo & Co. Shares of semiconductor, electronics and communications-equipment provider Samsung Electronics Co., Ltd. benefited as the company’s earnings were bolstered by robust sales for its smart phones and a turnaround in its display business. Shares of Comcast Corp., the U.S. cable TV, phone and internet provider, benefited as the company added more subscribers than expected, returned more capital to shareholders and saw ratings gains at recently-acquired NBC. Shares of U.S. bank Wells Fargo & Co. benefited from investors’ optimism surrounding the bank’s competitive positioning and resulting market share gains.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, seeking to identify what they believed to be the most attractive investment opportunities within each sector. The Fund’s portfolio managers sought stocks that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the stock to realize its inherent value.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the Benchmark.

[1]

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved. Effective November 1, 2011, the Fund modified some of its investment strategies and lowered its advisory fee and expense cap.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	2.7%
2.	Wells Fargo & Co.	2.2
3.	Royal Dutch Shell plc, Class A (Netherlands)	2.0
4.	Unilever N.V., CVA (Netherlands)	1.8
5.	Merck & Co., Inc.	1.7
6.	Microsoft Corp.	1.6
7.	Citigroup, Inc.	1.6
8.	British American Tobacco plc (United Kingdom)	1.5
9.	Vodafone Group plc (United Kingdom)	1.5
10.	Union Pacific Corp.	1.5

PORTFOLIO COMPOSITION BY COUNTRY***
United States	46.5%
United Kingdom	13.4
Japan	8.6
Netherlands	5.4
Germany	4.9
Switzerland	4.4
France	4.3
Ireland	3.1
Hong Kong	2.4
South Korea	1.0
Belgium	1.0
Others (each less than 1.0%)	5.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved. Effective November 1, 2011, the Fund changed its investment strategy and lowered its advisory fee and expense cap.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan Global Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		8.70%	(2.44)%	(0.44)%
With Sales Charge*		2.97	(3.49)	(1.39)
CLASS C SHARES	3/30/07
Without CDSC		8.11	(2.95)	(0.95)
With CDSC**		7.11	(2.95)	(0.95)
CLASS R2 SHARES	11/1/11	8.42	(2.49)	(0.48)
CLASS R5 SHARES	3/30/07	9.15	(2.01)	0.01
CLASS R6 SHARES	11/1/11	9.16	(2.01)	0.01
SELECT CLASS SHARES	3/30/07	8.88	(2.21)	(0.20)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

Effective November 1, 2011, some of the Fund’s investment strategies were modified and performance would have been different if the Fund was managed using its current strategies.

Returns for Class R2 Shares prior to its inception date were based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Opportunities Fund, the MSCI World Index and the Lipper Global Multi-Cap Core Index from March 30, 2007 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Multi-Cap Core Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through October 31, 2010, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.91%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	4.61%

Net Assets as of 10/31/2012 (In Thousands)	$1,076,035

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2012. The Fund’s stock selection, most notably in the information technology sector, contributed to the Fund’s relative performance. The Fund’s stock selection in the financials sector detracted from the Fund’s relative performance.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Samsung Electronics Co., Ltd., WPP plc and Anheuser-Busch InBev N.V. Shares of semiconductor, electronics and communications-equipment provider Samsung Electronics Co., Ltd. benefited as the company’s earnings were bolstered by robust sales for its smart phones and turnaround in its display business. Shares of U.K. advertising company WPP plc advanced due to the company’s better-than-expected 2011 results and expectations that events such as the London Olympics, the European Soccer Championships and the U.S. Presidential elections would support further revenue growth in 2012. Shares of Anheuser-Busch InBev N.V. increased after the beverages company reported strong revenue, boosted by continued growth in emerging markets and a recovery in its U.S. operations.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Canon, Inc., Tesco plc, and BG Group plc. Shares of Canon, Inc., the Japanese imaging company, underperformed, weighed down by concerns about a strong yen, sluggish demand for office equipment, slowing demand in China and a territorial dispute with China, which resulted in the Chinese boycotting Japanese goods. Shares of U.K. grocery store operator Tesco plc declined as competitive pressures and a challenging domestic economic environment prompted the company to issue its first profit warning in 20 years. Shares of BG Group plc, which is engaged in the exploration, development and production of natural gas and oil, declined following the company’s announcement that project delays would hold back output growth next year.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on stock selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced stocks of well-managed companies with the potential to grow their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	2.8%
2.	Nestle S.A. (Switzerland)	2.4
3.	HSBC Holdings plc (United Kingdom)	2.3
4.	Total S.A. (France)	2.2
5.	Vodafone Group plc (United Kingdom)	2.1
6.	Standard Chartered plc (United Kingdom)	2.0
7.	BG Group plc (United Kingdom)	1.9
8.	Roche Holding AG (Switzerland)	1.9
9.	SAP AG (Germany)	1.8
10.	Anheuser-Busch InBev N.V. (Belgium)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	24.1%
Japan	14.4
France	13.2
Switzerland	12.1
Germany	10.1
Netherlands	4.6
China	4.3
Hong Kong	2.6
Australia	2.1
Belgium	1.7
South Korea	1.4
Israel	1.2
Ireland	1.1
Taiwan	1.1
Others (each less than 1.0%)	2.5
Short-Term Investment	3.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		7.70%	(4.10)%	7.13%
With Sales Charge*		2.04	(5.13)	6.56
CLASS B SHARES	2/28/02
Without CDSC		7.15	(4.62)	6.66
With CDSC**		2.15	(5.10)	6.66
CLASS C SHARES	1/31/03
Without CDSC		7.16	(4.61)	6.56
With CDSC***		6.16	(4.61)	6.56
CLASS R2 SHARES	11/3/08	7.45	(4.31)	7.02
CLASS R5 SHARES	5/15/06	8.19	(3.69)	7.57
CLASS R6 SHARES	11/30/10	8.23	(3.67)	7.58
SELECT CLASS SHARES	1/1/97	7.91	(3.87)	7.43

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/02 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date were based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R5 Shares prior to its inception date were based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to its inception date were based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2002 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.40%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) GDP Index	3.49%

Net Assets as of 10/31/2012 (In Thousands)	$585,393

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Index Fund (the “Fund”) seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE Gross Domestic Product (“GDP”) Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Benchmark for the twelve months ended October 31, 2012. The Fund’s exposure to emerging markets stocks, which are not held in the Benchmark, drove the Fund’s relative outperformance as emerging markets stocks outperformed international developed markets stocks during the reporting period.

The Fund’s strategy is not a full replication approach. The Fund seeks to achieve a correlation of 0.90 with the Benchmark, without taking into account the Fund’s expenses. Perfect correlation would be 1.00. The tracking error (a measure of how closely the return of a portfolio follows the return of an index to which it is benchmarked) of this strategy during the reporting period can be attributed to not owning all the names in the Benchmark and the Fund’s exposure to emerging markets stocks.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers constructed the Fund with country weightings based on GDP rather than equity market capitalization. Each country was weighted by GDP, because the Fund’s portfolio managers believed that this measure served as a better indication of each country’s potential earning power than traditional market capitalization. The Fund’s emerging markets exposure at the end of the reporting period was approximately 9.3%.

During the reporting period, the Fund’s portfolio managers used a combination of exchange-traded funds and futures to help manage cash flows. The Fund continued to track the Benchmark, consistent with its investment strategy, and attempted to provide broad international exposure for U.S. investors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Eni S.p.A. (Italy)	2.0%
2.	Banco Santander S.A. (Spain)	1.4
3.	Siemens AG (Germany)	1.2
4.	BASF SE (Germany)	1.1
5.	Total S.A. (France)	1.1
6.	Sanofi (France)	1.1
7.	Anheuser-Busch InBev N.V. (Belgium)	1.1
8.	Bayer AG (Germany)	1.1
9.	Telefonica S.A. (Spain)	1.0
10.	SAP AG (Germany)	1.0

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	18.3%
Germany	13.0
France	9.5
Italy	7.9
United Kingdom	7.3
Spain	5.7
Australia	5.5
Netherlands	4.1
Switzerland	2.7
Belgium	1.9
Sweden	1.9
Norway	1.6
Austria	1.5
Denmark	1.1
Greece	1.0
Hong Kong	1.0
Others (each less than 1.0%)	15.4
Short-Term Investment	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/23/93
Without Sales Charge		5.16%	(7.14)%	7.72%
With Sales Charge*		(0.35)	(8.13)	7.15
CLASS B SHARES	1/14/94
Without CDSC		4.43	(7.82)	7.10
With CDSC**		(0.57)	(8.38)	7.10
CLASS C SHARES	11/4/97
Without CDSC		4.43	(7.80)	6.95
With CDSC***		3.43	(7.80)	6.95
CLASS R2 SHARES	11/3/08	4.94	(7.38)	7.45
SELECT CLASS SHARES	10/28/92	5.40	(6.91)	7.99

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/02 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date were based on the performance of the Select Class Shares. Class R2 Shares performance has been adjusted to reflect the difference in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, the MSCI EAFE GDP Index and Lipper International Large-Cap Core Funds Index from October 31, 2002 to October 31, 2012 and Lipper International Large-Cap Value Funds Index from September 30, 2007 (inception of the index) to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index and the Lipper International Large-Cap Value Funds Index include expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE GDP Index is a country weighted index that is designed to measure the size of developed market economies, excluding the U.S. & Canada. The Lipper International Large-Cap Core Funds Index and the Lipper International Large-Cap Value Funds Index are based on the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	7.45%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	4.61%

Net Assets as of 10/31/2012 (In Thousands)	$835,185

INVESTMENT OBJECTIVE**

The JPMorgan International Opportunities Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2012. The Fund’s stock selection, most notably in the semiconductors and transportation services & consumer cyclicals sectors, contributed to the Fund’s relative performance. The Fund’s stock selection in the autos and consumer non durable sectors detracted from the Fund’s relative performance.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Samsung Electronics Co., Ltd., Intercontinental Hotels Group plc and Hon Hai Precision Industry Co., Ltd. Shares of semiconductor, electronics and communications-equipment provider Samsung Electronics Co., Ltd. benefited as the company’s earnings were bolstered by robust sales for its smart phones and a turnaround in its display business. Shares of hotel operator Intercontinental Hotels Group plc benefited as growth in U.S. and China operations bolstered earnings and the company continued to return capital to shareholders. Shares of Hon Hai Precision Industry Co., Ltd., increased as revenues continued to grow, bolstered by strong sales of Apple products. Apple Inc. is the largest client of the Taiwanese consumer electronics contract manufacturer.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Nippon Sheet Glass Co., Ltd., Mitsubishi Electric Corp. and BG Group plc. Shares of Japanese glass maker Nippon Sheet Glass Co., Ltd. declined as the slowdown in European auto and construction activity, increased competition from Chinese manufacturers and the resignation of the company’s U.S. head of operations weighed on the stock. Mitsubishi Electric Corp. is a Japanese electronics maker. The stock declined as orders for factory automation equipment slowed and the company was prohibited from bidding on state contracts after the Japanese government accused the company of overcharging. Shares of BG Group plc, which is engaged in the exploration, development and production of natural gas and oil, declined following the company’s announcement that project delays would hold back output growth next year.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, seeking to identify what they believed were the most attractive investment opportunities within each sector. The Fund’s portfolio managers looked for stocks that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the stock to realize its inherent value.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with that of its Benchmark.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.3%
2.	HSBC Holdings plc (United Kingdom)	3.0
3.	Rio Tinto plc (United Kingdom)	2.6
4.	Unilever N.V., CVA (Netherlands)	2.4
5.	Vodafone Group plc (United Kingdom)	2.3
6.	GlaxoSmithKline plc (United Kingdom)	2.3
7.	British American Tobacco plc (United Kingdom)	2.1
8.	Nestle S.A. (Switzerland)	1.9
9.	BG Group plc (United Kingdom)	1.8
10.	Bayer AG (Germany)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	25.7%
Japan	17.4
Germany	10.1
Switzerland	7.3
Netherlands	7.2
France	6.6
Hong Kong	3.4
Sweden	2.8
Australia	2.5
China	2.4
Ireland	2.4
South Korea	2.0
Canada	1.4
Belgium	1.3
Taiwan	1.0
Finland	1.0
Others (each less than 1.0%)	3.1
Short-Term Investment	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		6.95%	(5.38)%	7.13%
With Sales Charge*		1.37	(6.40)	6.55
CLASS B SHARES	9/10/01
Without CDSC		6.46	(5.86)	6.71
With CDSC**		1.46	(6.37)	6.71
CLASS C SHARES	7/31/07
Without CDSC		6.47	(5.85)	6.61
With CDSC***		5.47	(5.85)	6.61
CLASS R6 SHARES	11/30/10	7.59	(4.93)	7.78
INSTITUTIONAL CLASS SHARES	2/26/97	7.45	(4.97)	7.76
SELECT CLASS SHARES	9/10/01	7.28	(5.15)	7.53

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/02 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date were based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2002 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	5.00%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	4.44%

Net Assets as of 10/31/2012 (In Thousands)	$2,267,422

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2012. The Fund’s stock selection, in aggregate, contributed to relative performance, particularly in the telecommunications, transportation services & consumer cyclicals and semiconductors sectors. The Fund’s sector allocation, notably its underweight positions versus the Benchmark in the banks & finance, capital markets and property sectors detracted from relative performance. The Fund’s stock selection in banks & finance and capital markets also detracted from relative performance.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Samsung Electronics Co., Ltd. and Intercontinental Hotels Group plc. Shares of semiconductor, electronics and communications-equipment provider Samsung Electronics Co., Ltd. benefited as the company’s earnings were bolstered by robust sales for its smart phones and a turnaround in its display business. Shares of hotel operator Intercontinental Hotels Group plc benefited as growth in U.S. and China operations bolstered earnings and the company continued to return capital to shareholders.

Not owning shares of Nokia Corp., which was held by the Benchmark, also contributed to the Fund’s relative performance.

Shares of the Finnish communications equipment provider declined as the company continued to struggle, particularly in the high-end segment of the cellular handset market.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Repsol YPF S.A. (“Repsol”), Hitachi Ltd. and Mitsubishi Electric Corp. Shares of Spanish oil company Repsol declined after the Argentinean government seized control of Repsol’s Argentine affiliate YPF. Shares of Japanese consumer electronics maker Hitachi Ltd. declined after the company reported disappointing net income due to weakening global demand and restructuring costs. Mitsubishi Electric Corp. is a Japanese electronics maker. The stock declined as orders for factory automation equipment slowed and the company was prohibited from bidding on state contracts after the Japanese government accused the company of overcharging.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for stocks that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the stock to realize its inherent value.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the U.S.-dollar denominated Benchmark.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	HSBC Holdings plc (United Kingdom)	3.9%
2.	Royal Dutch Shell plc, Class A (Netherlands)	3.6
3.	Vodafone Group plc (United Kingdom)	3.5
4.	Sanofi (France)	3.4
5.	Eni S.p.A. (Italy)	2.9
6.	Sumitomo Mitsui Financial Group, Inc. (Japan)	2.5
7.	Allianz SE (Germany)	2.3
8.	Australia & New Zealand Banking Group Ltd. (Australia)	2.2
9.	BNP Paribas S.A. (France)	1.9
10.	Honda Motor Co., Ltd. (Japan)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	19.8%
Japan	18.6
France	11.7
Germany	9.4
Netherlands	7.1
Switzerland	4.3
Italy	3.6
China	3.3
Sweden	3.0
Hong Kong	2.9
Australia	2.5
Spain	2.4
Norway	1.2
Belgium	1.2
South Korea	1.1
Others (each less than 1.0%)	5.0
Short-Term Investment	2.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		4.55%	(6.73)%	8.68%
With Sales Charge*		(0.95)	(7.73)	8.09
CLASS B SHARES	9/28/01
Without CDSC		3.96	(7.21)	8.25
With CDSC**		(1.04)	(7.76)	8.25
CLASS C SHARES	7/11/06
Without CDSC		4.04	(7.20)	8.14
With CDSC***		3.04	(7.20)	8.14
CLASS R2 SHARES	11/3/08	4.27	(6.93)	8.57
CLASS R6 SHARES	11/30/10	5.03	(6.32)	9.17
INSTITUTIONAL CLASS SHARES	11/4/93	5.00	(6.35)	9.16
SELECT CLASS SHARES	9/10/01	4.87	(6.49)	8.92

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/02 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance of Class C Shares prior to its inception date is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R2 Shares prior to its inception date were based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average

from October 31, 2002 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index. The Lipper International Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	5.50%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	4.61%

Net Assets as of 10/31/2012 (In Thousands)	$346,229

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid International Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2012. The Fund’s portfolio managers attempted to construct the Fund so that stock selection and style factors (i.e., growth and value characteristics) would be the primary drivers of returns. The Fund’s investments in the consumer discretionary and information technology sectors were the largest contributors to the Fund’s relative performance, while investments in the financials and industrials sectors were the largest detractors from relative performance.

In an attempt to mitigate the impact to performance from individual stocks, the Fund held a range of 200 to 220 stocks across sectors during the reporting period. While their overall impact to the Fund’s return was relatively small, the largest individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in U.K. real estate and housing companies Taylor Wimpey plc and Persimmon plc. Both stocks benefited from positive trends in the U.K. housing market and rising earnings as they sold more houses built on lower-cost land acquired in the aftermath of the financial crisis. In addition, not owning shares of Benchmark holding Telefonica S.A. contributed to the Fund’s relative performance. Telefonica S.A. is a Spanish communications services company. The stock declined as the challenging economic environment in Spain undermined earnings, forcing the company to suspend its dividend.

While their overall impact to the Fund’s return was relatively small, individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Gree, Inc. and Focus Media Holding Ltd., ADR. Shares of Gree, Inc., a Japanese operator of social games, declined on concerns about an investigation into the company’s sales practices by Japan’s Consumer Affairs Agency. Shares of Chinese media company Focus Media Holding Ltd., ADR declined amid market concerns about the size of its advertising network. The Fund’s underweight position versus the Benchmark in U.K. alcoholic beverages supplier Diageo plc also detracted from relative performance. Despite a difficult economic environment, company earnings have remained strong, due in part to the company’s ability to raise prices.

HOW WAS THE FUND POSITIONED?

The Fund’s strategy is rooted in the notion that investor behavior is influenced by human emotion and this influence gives rise to persistent growth and value anomalies within the market. During the reporting period, the Fund’s portfolio managers sought to exploit these anomalies by utilizing a series of style screens designed to identify stocks with attractive growth and/or value characteristics, targeting names that possessed high earnings momentum, strong price momentum, low price-to-book ratios and low price-to-earnings ratios.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	2.2%
2.	Nestle S.A. (Switzerland)	2.1
3.	HSBC Holdings plc (United Kingdom)	1.8
4.	Roche Holding AG (Switzerland)	1.7
5.	Vodafone Group plc (United Kingdom)	1.6
6.	Sanofi (France)	1.6
7.	BHP Billiton Ltd. (Australia)	1.5
8.	Novartis AG (Switzerland)	1.5
9.	Total S.A. (France)	1.3
10.	Bayer AG (Germany)	1.3

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	21.7%
Japan	15.7
Germany	10.7
Switzerland	9.6
France	9.5
Australia	5.9
Netherlands	5.9
Hong Kong	2.3
Italy	2.1
China	2.1
Spain	2.1
Belgium	1.4
Denmark	1.2
Norway	1.1
Ireland	1.1
Sweden	1.0
Others (each less than 1.0%)	4.6
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		4.97%	(7.55)%	6.03%
With Sales Charge*		(0.55)	(8.54)	5.46
CLASS C SHARES	2/28/06
Without CDSC		4.45	(8.00)	5.68
With CDSC**		3.45	(8.00)	5.68
CLASS R2 SHARES	11/3/08	4.64	(7.74)	5.92
INSTITUTIONAL CLASS SHARES	4/30/01	5.50	(7.08)	6.61
SELECT CLASS SHARES	2/28/06	5.24	(7.31)	6.44

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/02 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C and Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns for Class C and Class R2 Shares would have been lower than shown because Class C and Class R2 Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from October 31, 2002 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 92.6%
	Brazil — 6.4%
61	Cia de Saneamento Basico do Estado de Sao Paulo, ADR (m)	5,126
330	Cia Energetica de Minas Gerais, ADR (m)	3,960
133	Ez Tec Empreendimentos e Participacoes S.A. (m)	1,743
67	M. Dias Branco S.A. (a) (m)	2,257
241	Obrascon Huarte Lain Brasil S.A. (m)	2,269
207	Petroleo Brasileiro S.A., ADR (m)	4,388
483	Vale S.A., ADR (m)	8,854

		28,597

	China — 18.6%
13,433	China Construction Bank Corp., Class H (m)	10,070
1,829	China Merchants Bank Co., Ltd., Class H (m)	3,398
5,610	China Minsheng Banking Corp. Ltd., Class H (m)	5,080
3,365	China Shanshui Cement Group Ltd. (m)	2,490
1,350	China Shenhua Energy Co., Ltd., Class H (m)	5,718
4,395	CNOOC Ltd. (m)	9,045
3,540	Dongfeng Motor Group Co., Ltd., Class H (m)	4,378
3,889	Dongyue Group (m)	2,212
1,162	Great Wall Motor Co., Ltd., Class H (m)	3,169
1,732	Guangzhou R&F Properties Co., Ltd., Class H (m)	2,117
368	Hengan International Group Co., Ltd. (m)	3,337
13,874	Industrial & Commercial Bank of China Ltd., Class H (m)	9,136
6,266	Lenovo Group Ltd. (m)	5,017
69	NetEase, Inc., ADR (a) (m)	3,704
6,034	PetroChina Co., Ltd., Class H (m)	8,188
771	Ping An Insurance Group Co. of China Ltd., Class H (m)	6,068

		83,127

	Cyprus — 0.5%
121	Globaltrans Investment plc, Reg. S, GDR (m)	2,235

	Egypt — 0.5%
361	Commercial International Bank Egypt SAE (m)	2,235

	Hong Kong — 5.1%
2,696	Chaoda Modern Agriculture Holdings Ltd. (a) (i) (m)	—
372	China Mobile Ltd. (m)	4,126
906	China Overseas Land & Investment Ltd. (m)	2,359
936	China Resources Power Holdings Co., Ltd. (m)	2,001
1,106	Digital China Holdings Ltd. (m)	1,854
76	Jardine Matheson Holdings Ltd. (m)	4,675
2,134	SJM Holdings Ltd. (m)	4,625
5,746	Skyworth Digital Holdings Ltd. (m)	3,089

		22,729

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hungary — 1.0%
229	OTP Bank plc (m)	4,362

	India — 5.0%
504	Housing Development Finance Corp., Ltd. (m)	7,113
147	Infosys Ltd., ADR (m)	6,379
772	Oil & Natural Gas Corp., Ltd. (m)	3,846
207	Tata Motors Ltd., ADR (m)	5,001

		22,339

	Kazakhstan — 0.7%
163	KazMunaiGas Exploration Production JSC, Reg. S, GDR (m)	2,888

	Malaysia — 0.7%
1,022	UMW Holdings Berhad (m)	3,329

	Mexico — 0.5%
1,542	Compartamos S.A.B. de C.V. (m)	2,078

	Panama — 0.8%
39	Copa Holdings S.A., Class A (m)	3,639

	Poland — 1.2%
107	KGHM Polska Miedz S.A. (m)	5,369

	Russia — 7.1%
136	Lukoil OAO, ADR (m)	8,265
311	MMC Norilsk Nickel OJSC, ADR (m)	4,779
317	Mobile Telesystems OJSC, ADR (m)	5,430
967	Sberbank of Russia (m)	2,831
403	Sberbank of Russia, ADR (m)	4,766
139	Tatneft, ADR (m)	5,420

		31,491

	South Africa — 6.6%
623	African Bank Investments Ltd. (m)	2,107
45	Assore Ltd. (m)	1,845
455	AVI Ltd. (m)	2,998
414	Clicks Group Ltd. (m)	2,853
216	Exxaro Resources Ltd. (m)	4,316
244	Imperial Holdings Ltd. (m)	5,543
245	MTN Group Ltd. (m)	4,427
165	Tiger Brands Ltd. (m)	5,232

		29,321

	South Korea — 14.3%
230	DGB Financial Group, Inc. (m)	2,904
42	Hyundai Motor Co. (m)	8,650
105	Kangwon Land, Inc. (m)	2,451
102	Kia Motors Corp. (m)	5,645
11	Korea Zinc Co., Ltd. (m)	4,301
54	KT&G Corp. (m)	4,117

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	South Korea — Continued
19	Samsung Electronics Co., Ltd. (m)	23,353
134	Samsung Heavy Industries Co., Ltd. (m)	4,081
29	SK Innovation Co., Ltd. (m)	4,277
438	Woori Finance Holdings Co., Ltd. (m)	4,138

		63,917

	Taiwan — 9.4%
427	Asustek Computer, Inc. (m)	4,568
1,091	Chipbond Technology Corp. (m)	1,847
616	Hon Hai Precision Industry Co., Ltd. (m)	1,867
899	Hon Hai Precision Industry Co., Ltd., Reg. S, GDR (m)	5,475
1,946	Lite-On Technology Corp. (m)	2,476
2,930	Pou Chen Corp. (m)	2,962
839	Radiant Opto-Electronics Corp. (m)	3,486
1,020	Realtek Semiconductor Corp. (m)	1,918
861	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	13,682
273	TPK Holding Co., Ltd. (m)	3,424

		41,705

	Thailand — 5.3%
4,358	Charoen Pokphand Foods PCL, NVDR (m)	4,999
978	Kasikornbank PCL, NVDR (m)	5,687
5,874	Krung Thai Bank PCL, NVDR (m)	3,453
602	PTT PCL (m)	6,224
1,470	Thai Union Frozen Products PCL, NVDR (m)	3,446

		23,809

	Turkey — 6.3%
576	Arcelik AS (m)	3,805
1,793	Eregli Demir ve Celik Fabrikalari TAS (m)	2,131
159	Koza Altin Isletmeleri AS (m)	3,460
1,272	Turk Hava Yollari (a) (m)	2,947
1,242	Turkiye Garanti Bankasi AS (m)	5,933
322	Turkiye Halk Bankasi AS (m)	2,843

SHARES	SECURITY DESCRIPTION	VALUE($)

	Turkey — Continued
1,457	Turkiye Is Bankasi, Class C (m)	4,961
1,261	Turkiye Sise ve Cam Fabrikalari AS (m)	1,843

		27,923

	Ukraine — 0.2%
37	Kernel Holding S.A. (a) (m)	783

	United Arab Emirates — 0.9%
461	Dragon Oil plc (m)	4,140

	United Kingdom — 1.5%
1,166	Old Mutual plc (m)	3,233
146	Standard Chartered plc (m)	3,473

		6,706

	Total Common Stocks (Cost $400,216)	412,722

Preferred Stocks — 3.8%
	Brazil — 3.8%
181	Banco do Estado do Rio Grande do Sul S.A. (m)	1,432
192	Cia de Bebidas das Americas, ADR (m)	7,844
541	Itau Unibanco Holding S.A., ADR (m)	7,885

	Total Preferred Stocks (Cost $17,171)	17,161

Short-Term Investment — 2.4%
	Investment Company — 2.4%
10,554	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $10,554)	10,554

	Total Investments — 98.8% (Cost $427,941)	440,437
	Other Assets in Excess of Liabilities — 1.2%	5,496

	NET ASSETS — 100.0%	$445,933

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	19.2%
Oil, Gas & Consumable Fuels	15.1
Semiconductors & Semiconductor Equipment	10.1
Metals & Mining	7.0
Automobiles	6.9
Food Products	4.5
Wireless Telecommunication Services	3.2
Electronic Equipment, Instruments & Components	2.9
Computers & Peripherals	2.7
Insurance	2.1
Household Durables	2.0

INDUSTRY	PERCENTAGE
Beverages	1.8%
Thrifts & Mortgage Finance	1.6
Hotels, Restaurants & Leisure	1.6
Airlines	1.5
Industrial Conglomerates	1.5
IT Services	1.4
Distributors	1.3
Water Utilities	1.2
Real Estate Management & Development	1.0
Others (each less than 1.0%)	9.0
Short-Term Investment	2.4

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 90.6%
	Brazil — 7.8%
3,659	CCR S.A. (m)	32,174
1,632	Cielo S.A. (m)	40,365
2,700	Petroleo Brasileiro S.A., ADR (m)	55,431
1,459	Ultrapar Participacoes S.A. (m)	30,606
1,505	WEG S.A. (m)	17,284

		175,860

	Chile — 1.8%
1,513	Banco Santander Chile, ADR (m)	41,132

	China — 11.8%
6,903	Anhui Conch Cement Co., Ltd., Class H (m)	23,709
22,726	China Construction Bank Corp., Class H (m)	17,037
15,326	China Merchants Bank Co., Ltd., Class H (m)	28,476
27,915	CNOOC Ltd. (m)	57,448
731	New Oriental Education & Technology Group, ADR (m)	12,318
5,268	Ping An Insurance Group Co. of China Ltd., Class H (m)	41,457
7,730	Tingyi Cayman Islands Holding Corp. (m)	22,901
5,268	Tsingtao Brewery Co., Ltd., Class H (m)	28,418
20,159	Want Want China Holdings Ltd. (m)	27,445
3,591	Wumart Stores, Inc., Class H (m)	6,361

		265,570

	Hong Kong — 9.9%
13,844	AIA Group Ltd. (m)	54,593
6,441	China Mobile Ltd. (m)	71,442
7,844	Hang Lung Properties Ltd. (m)	27,160
770	Jardine Matheson Holdings Ltd. (m)	47,301
13,580	Li & Fung Ltd. (m)	22,654

		223,150

	Hungary — 0.8%
945	OTP Bank plc (m)	18,011

	India — 10.2%
872	ACC Ltd. (m)	22,274
2,412	Ambuja Cements Ltd. (m)	9,052
4,825	Bharti Airtel Ltd. (m)	24,119
327	HDFC Bank Ltd., ADR (m)	12,215
6,506	Housing Development Finance Corp., Ltd. (m)	91,848
173	Infosys Ltd. (m)	7,561
902	Infosys Ltd., ADR (m)	39,174
1,479	Jindal Steel & Power Ltd. (m)	10,631
1,150	Kotak Mahindra Bank Ltd. (m)	12,863

		229,737

SHARES	SECURITY DESCRIPTION	VALUE($)

	Indonesia — 4.3%
62,685	Astra International Tbk PT (m)	52,324
36,814	Bank Rakyat Indonesia Persero Tbk PT (m)	28,211
6,068	Unilever Indonesia Tbk PT (m)	16,411

		96,946

	Luxembourg — 1.9%
1,133	Tenaris S.A., ADR (m)	42,624

	Malaysia — 1.1%
400	British American Tobacco Malaysia Bhd (m)	8,281
3,042	Public Bank Bhd (m)	15,857

		24,138

	Mexico — 3.1%
4,334	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	24,094
15,299	Wal-Mart de Mexico S.A.B. de C.V. (m)	45,018

		69,112

	Russia — 3.0%
650	Magnit OJSC, Reg. S, GDR (m)	23,133
10,507	Sberbank of Russia (m)	30,759
1,094	Sberbank of Russia, ADR (m)	12,941

		66,833

	South Africa — 10.1%
4,560	African Bank Investments Ltd. (m)	15,429
1,300	Bidvest Group Ltd. (m)	31,022
10,077	FirstRand Ltd. (m)	33,491
405	Kumba Iron Ore Ltd. (m)	25,306
1,000	Massmart Holdings Ltd. (m)	20,114
701	Mr Price Group Ltd. (m)	10,836
2,039	MTN Group Ltd. (m)	36,839
1,602	Shoprite Holdings Ltd. (m)	32,949
674	Tiger Brands Ltd. (m)	21,440

		227,426

	South Korea — 11.3%
87	E-Mart Co., Ltd. (m)	18,856
186	Hyundai Mobis (m)	47,323
280	Hyundai Motor Co. (m)	57,581
53	POSCO (m)	16,521
95	Samsung Electronics Co., Ltd. (m)	113,968

		254,249

	Taiwan — 7.1%
10,955	Delta Electronics, Inc. (m)	37,369
4,078	President Chain Store Corp. (m)	20,154
2,732	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	8,326

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Taiwan — Continued
5,996	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	95,329

		161,178

	Turkey — 3.8%
4,300	KOC Holding AS (m)	20,202
13,544	Turkiye Garanti Bankasi AS (m)	64,715

		84,917

	United Kingdom — 2.6%
535	SABMiller plc (m)	22,940
1,526	Standard Chartered plc (m)	36,137
		59,077

	Total Common Stocks (Cost $1,694,897)	2,039,960

Preferred Stocks — 6.6%
	Brazil — 6.6%
1,718	Cia de Bebidas das Americas, ADR (m)	70,092
1,076	Itau Unibanco Holding S.A. (m)	15,734
1,257	Itau Unibanco Holding S.A., ADR (m)	18,327
2,532	Vale S.A., ADR (m)	45,045

	Total Preferred Stocks (Cost $104,694)	149,198

Short-Term Investment — 2.4%
	Investment Company — 2.4%
54,151	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $54,151)	54,151

	Total Investments — 99.6% (Cost $1,853,742)	2,243,309

	Other Assets in Excess of Liabilities — 0.4%	9,177

	NET ASSETS — 100.0%	$2,252,486

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	16.2%
Semiconductors & Semiconductor Equipment	9.7
Food & Staples Retailing	7.4
Oil, Gas & Consumable Fuels	6.4
Wireless Telecommunication Services	5.9
Beverages	5.4
Automobiles	4.9
Industrial Conglomerates	4.4
Metals & Mining	4.3
Insurance	4.3
Thrifts & Mortgage Finance	4.1
IT Services	3.9
Food Products	3.2
Diversified Financial Services	2.8
Construction Materials	2.5
Auto Components	2.1
Energy Equipment & Services	1.9
Electronic Equipment, Instruments & Components	1.7
Transportation Infrastructure	1.4
Real Estate Management & Development	1.2
Distributors	1.0
Others (each less than 1.0%)	2.9
Short-Term Investment	2.4

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.3%
	Australia — 6.8%
46	Amcor Ltd. (m)	374
36	Australia & New Zealand Banking Group Ltd. (m)	939
55	Goodman Group (m)	254
136	Stockland (m)	488
81	Transurban Group (m)	510

		2,565

	China — 2.9%
762	China Construction Bank Corp., Class H (m)	571
186	Wynn Macau Ltd. (m)	524

		1,095

	Finland — 0.9%
32	UPM-Kymmene OYJ (m)	342

	France — 8.2%
11	Cie de St-Gobain (m)	370
17	EDF S.A. (m)	357
6	Sanofi (m)	563
6	Schneider Electric S.A. (m)	389
4	Sodexo (m)	345
12	Total S.A. (m)	589
2	Unibail-Rodamco SE (m)	493

		3,106

	Germany — 6.2%
5	Allianz SE (m)	566
7	BASF SE (m)	598
10	Deutsche Boerse AG (m)	520
29	E.ON AG (m)	654

		2,338

	Hong Kong — 1.4%
55	Hutchison Whampoa Ltd. (m)	539

	Indonesia — 1.0%
766	Perusahaan Gas Negara Persero Tbk PT (m)	369

	Italy — 2.0%
32	Eni S.p.A. (m)	743

	Japan — 8.0%
17	Canon, Inc. (m)	566
6	Daito Trust Construction Co., Ltd. (m)	585
24	Japan Tobacco, Inc. (m)	664
12	Nippon Telegraph & Telephone Corp. (m)	535
49	Sumitomo Corp. (m)	668

		3,018

	Netherlands — 5.3%
39	Koninklijke Ahold N.V. (m)	492

SHARES	SECURITY DESCRIPTION	VALUE($)

	Netherlands — Continued
30	Royal Dutch Shell plc, Class A (m)	1,035
13	Unilever N.V., CVA (m)	487

		2,014

	New Zealand — 1.9%
374	Telecom Corp. of New Zealand Ltd. (m)	739

	Singapore — 1.8%
253	Singapore Telecommunications Ltd. (m)	666

	South Africa — 0.0% (g)
5	African Bank Investments Ltd. (m)	16

	Sweden — 2.0%
20	Swedbank AB, Class A (m)	372
42	Telefonaktiebolaget LM Ericsson, Class B (m)	370

		742

	Switzerland — 5.0%
8	Nestle S.A. (m)	539
4	Roche Holding AG (m)	726
9	Swiss Re AG (a) (m)	649

		1,914

	Taiwan — 0.9%
91	Novatek Microelectronics Corp. (m)	342

	United Kingdom — 12.0%
13	AstraZeneca plc (m)	588
11	British American Tobacco plc (m)	539
112	Centrica plc (m)	588
37	Direct Line Insurance Group plc (a) (m)	117
26	GlaxoSmithKline plc (m)	582
58	HSBC Holdings plc (m)	569
23	Pearson plc (m)	453
7	SABMiller plc (m)	308
292	Vodafone Group plc (m)	792

		4,536

	United States — 30.0%
1	Apple, Inc. (m)	354
4	Chevron Corp. (m)	478
25	Cisco Systems, Inc. (m)	433
11	CME Group, Inc. (m)	616
9	ConocoPhillips (m)	530
11	E.I. du Pont de Nemours & Co. (m)	472
12	Emerson Electric Co. (m)	562
10	Hewlett-Packard Co. (m)	140
7	Johnson & Johnson (m)	470
12	Kinder Morgan, Inc. (m)	405

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United States — Continued
27	Masco Corp. (m)	409
9	Mattel, Inc. (m)	331
22	Merck & Co., Inc. (m)	1,024
22	Microsoft Corp. (m)	637
10	Paychex, Inc. (m)	326
32	Pfizer, Inc. (m)	796
7	PG&E Corp. (m)	284
4	Sempra Energy (m)	294
13	Sysco Corp. (m)	398
24	Time Warner, Inc. (m)	1,049
16	Verizon Communications, Inc. (m)	706
19	Wells Fargo & Co. (m)	654

		11,368

	Total Common Stocks (Cost $33,992)	36,452

Short-Term Investment — 2.6%
	Investment Company — 2.6%
1,001	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $1,001)	1,001

	Total Investments — 98.9% (Cost $34,993)	37,453
	Other Assets in Excess of Liabilities — 1.1%	414

	NET ASSETS — 100.0%	$37,867

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	12.7%
Oil, Gas & Consumable Fuels	10.1
Commercial Banks	8.3
Diversified Telecommunication Services	7.1
Multi-Utilities	4.9
Media	4.0
Insurance	3.6
Real Estate Investment Trusts (REITs)	3.3
Tobacco	3.2
Diversified Financial Services	3.1
Chemicals	2.9
Food Products	2.7
Electrical Equipment	2.5
Food & Staples Retailing	2.4
Hotels, Restaurants & Leisure	2.3
Communications Equipment	2.1
Wireless Telecommunication Services	2.1
Building Products	2.1
Trading Companies & Distributors	1.8
Software	1.7
Real Estate Management & Development	1.6
Office Electronics	1.5
Industrial Conglomerates	1.4
Transportation Infrastructure	1.3
Computers & Peripherals	1.3
Containers & Packaging	1.0
Gas Utilities	1.0
Electric Utilities	1.0
Others (each less than 1.0%)	4.3
Short-Term Investment	2.7

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
316,268	AUD	Credit Suisse International	12/20/12	$326	$327	$1
144,457	CAD	BNP Paribas	12/20/12	147	144	(3)
1,581,281	CAD	Royal Bank of Canada	12/20/12	1,623	1,582	(41)
117,618	EUR	Credit Suisse International	12/20/12	153	153	— (h)
124,902	EUR	HSBC Bank, N.A.	12/20/12	161	162	1
314,921	EUR	Royal Bank of Canada	12/20/12	405	408	3
248,386	EUR	Royal Bank of Scotland	12/20/12	320	322	2
92,254	GBP	Royal Bank of Canada	12/20/12	147	149	2
5,781,778	JPY	BNP Paribas	12/20/12	74	72	(2)
13,477,544	JPY	Morgan Stanley	12/20/12	169	169	— (h)
523,427	NOK	Royal Bank of Scotland	12/20/12	92	92	— (h)
119,820	NZD	BNP Paribas	12/20/12	98	98	— (h)
				$3,715	$3,678	$(37)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
230,686	AUD	BNP Paribas	12/20/12	$238	$239	$(1)
87,529	AUD	Credit Suisse International	12/20/12	89	90	(1)
1,021,474	AUD	Westpac Banking Corp.	12/20/12	1,065	1,056	9
72,378	CHF	BNP Paribas	12/20/12	77	78	(1)
374,458	CHF	Credit Suisse International	12/20/12	404	402	2
78,012	CHF	Union Bank of Switzerland AG	12/20/12	83	84	(1)
87,500	EUR	BNP Paribas	12/20/12	112	113	(1)
191,560	EUR	Credit Suisse International	12/20/12	250	249	1
2,379,328	EUR	State Street Corp.	12/20/12	3,121	3,086	35
387,309	EUR	Union Bank of Switzerland AG	12/20/12	500	502	(2)
140,301	GBP	BNP Paribas	12/20/12	225	227	(2)
1,125,909	GBP	Citibank, N.A.	12/20/12	1,825	1,816	9
2,325,358	HKD	Credit Suisse International	12/20/12	300	300	— (h)
4,856,549	HKD	HSBC Bank, N.A.	12/20/12	627	627	— (h)
1,528,500	HKD	Royal Bank of Canada	12/20/12	197	197	— (h)
14,768,747	JPY	BNP Paribas	12/20/12	189	185	4
101,976	NZD	Credit Suisse International	12/20/12	84	84	— (h)
832,617	NZD	Westpac Banking Corp.	12/20/12	685	682	3
1,357,387	SEK	Royal Bank of Scotland	12/20/12	206	205	1
277,178	SGD	Credit Suisse International	12/20/12	227	227	— (h)
				$10,504	$10,449	$55

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

JPMorgan Global Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.7%
		Belgium — 1.0%
—	(h)	Solvay S.A. (m)	46

		Canada — 0.9%
2		First Quantum Minerals Ltd. (m)	42

		China — 0.9%
34		China Construction Bank Corp., Class H (m)	25
10		China Merchants Bank Co., Ltd., Class H (m)	18

			43

		Denmark — 0.5%
—	(h)	Carlsberg A/S, Class B (m)	21

		Finland — 0.7%
3		Stora Enso OYJ, Class R (m)	17
2		UPM-Kymmene OYJ (m)	17

			34

		France — 4.3%
1		GDF Suez (m)	31
1		Sanofi (m)	51
1		Schneider Electric S.A. (m)	46
1		Sodexo (m)	58
1		Suez Environnement Co. (m)	12

			198

		Germany — 3.8%
—	(h)	Allianz SE (m)	45
1		BASF SE (m)	43
1		Bayer AG (m)	56
1		E.ON AG (m)	30

			174

		Hong Kong — 2.1%
18		Belle International Holdings Ltd. (m)	33
14		China Overseas Land & Investment Ltd. (m)	37
3		Hutchison Whampoa Ltd. (m)	29

			99

		Ireland — 3.1%
1		Covidien plc (m)	47
3		Experian plc (m)	60
1		Shire plc (m)	37

			144

		Israel — 0.7%
1		Teva Pharmaceutical Industries Ltd., ADR (m)	33

		Japan — 8.6%
1		Canon, Inc. (m)	23
—	(h)	Dai-ichi Life Insurance Co., Ltd. (The) (m)	27

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
8		Hitachi Ltd. (m)	42
2		Japan Tobacco, Inc. (m)	66
5		JX Holdings, Inc. (m)	28
5		Marubeni Corp. (m)	32
6		Mitsubishi Electric Corp. (m)	45
2		Mitsubishi Estate Co., Ltd. (m)	40
5		Nissan Motor Co., Ltd. (m)	44
—	(h)	ORIX Corp. (m)	36
1		Softbank Corp. (m)	16

			399

		Netherlands — 5.4%
1		ASML Holding N.V. (m)	38
1		European Aeronautic Defence and Space Co. N.V. (m)	37
3		Royal Dutch Shell plc, Class A (m)	94
2		Unilever N.V., CVA (m)	82

			251

		South Korea — 1.0%
—	(h)	Samsung Electronics Co., Ltd. (m)	47

		Sweden — 0.7%
4		Telefonaktiebolaget LM Ericsson, Class B (m)	31

		Switzerland — 4.4%
1		ACE Ltd. (m)	59
1		Cie Financiere Richemont S.A., Class A (m)	45
1		Nestle S.A. (m)	60
—	(h)	Pentair Ltd. (m)	19
1		Tyco International Ltd. (m)	18

			201

		Taiwan — 0.8%
12		Hon Hai Precision Industry Co., Ltd. (m)	36

		United Kingdom — 13.4%
3		BG Group plc (m)	50
1		British American Tobacco plc (m)	71
8		Centrica plc (m)	43
2		Diageo plc (m)	47
3		GlaxoSmithKline plc (m)	61
6		HSBC Holdings plc (m)	62
2		InterContinental Hotels Group plc (m)	38
2		Pearson plc (m)	38
3		Prudential plc (m)	39
1		Rio Tinto plc (m)	62
1		SABMiller plc (m)	39
26		Vodafone Group plc (m)	69

			619

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan Global Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		United States — 46.4%
—	(h)	Adobe Systems, Inc. (a) (m)	16
—	(h)	Air Products & Chemicals, Inc. (m)	8
—	(h)	Allergan, Inc. (m)	40
1		Altera Corp. (m)	29
—	(h)	Amazon.com, Inc. (a) (m)	42
1		American Express Co. (m)	44
—	(h)	Anadarko Petroleum Corp. (m)	32
—	(h)	Apple, Inc. (m)	124
—	(h)	AutoZone, Inc. (a) (m)	36
—	(h)	Biogen Idec, Inc. (a) (m)	45
1		Capital One Financial Corp. (m)	56
1		CareFusion Corp. (a) (m)	33
1		Carnival Corp. (m)	42
—	(h)	Chevron Corp. (m)	50
2		Cisco Systems, Inc. (m)	37
2		Citigroup, Inc. (m)	72
—	(h)	Coach, Inc. (m)	23
1		Cognizant Technology Solutions Corp., Class A (a) (m)	40
1		Comcast Corp., Class A (m)	50
1		E.I. du Pont de Nemours & Co. (m)	39
1		Fluor Corp. (m)	50
—	(h)	Google, Inc., Class A (a) (m)	51
1		Home Depot, Inc. (The) (m)	64
—	(h)	Humana, Inc. (m)	25
1		Johnson Controls, Inc. (m)	36
1		Lam Research Corp. (a) (m)	35
—	(h)	LinkedIn Corp., Class A (a) (m)	28
2		Merck & Co., Inc. (m)	78
1		MetLife, Inc. (m)	33
3		Microsoft Corp. (m)	73
2		Morgan Stanley (m)	32
1		Occidental Petroleum Corp. (m)	52

SHARES		SECURITY DESCRIPTION	VALUE($)

		United States — Continued
—	(h)	Onyx Pharmaceuticals, Inc. (a) (m)	25
1		Oracle Corp. (m)	17
1		PACCAR, Inc. (m)	26
2		Peabody Energy Corp. (m)	47
—	(h)	PG&E Corp. (m)	9
1		Schlumberger Ltd. (m)	63
—	(h)	Sempra Energy (m)	30
1		SunTrust Banks, Inc. (m)	36
1		Target Corp. (m)	43
—	(h)	Time Warner Cable, Inc. (m)	22
1		Time Warner, Inc. (m)	58
1		Union Pacific Corp. (m)	67
—	(h)	United Technologies Corp. (m)	35
1		UnitedHealth Group, Inc. (m)	54
—	(h)	V.F. Corp. (m)	55
1		Valero Energy Corp. (m)	23
—	(h)	Vertex Pharmaceuticals, Inc. (a) (m)	18
3		Wells Fargo & Co. (m)	104

			2,147

		Total Common Stocks (Cost $4,154)	4,565

Preferred Stock — 1.1%
		Germany — 1.1%
—	(h)	Volkswagen AG (m) (Cost $41)	51

		Total Investments — 99.8% (Cost $4,195)	4,616
		Other Assets in Excess of Liabilities — 0.2%	7

		NET ASSETS — 100.0%	$4,623

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	8.2%
Pharmaceuticals	7.7
Commercial Banks	5.3
Insurance	4.4
Media	3.6
Multi-Utilities	3.4
Semiconductors & Semiconductor Equipment	3.2
Food Products	3.1
Tobacco	3.0
Hotels, Restaurants & Leisure	3.0
Chemicals	2.9
Specialty Retail	2.9
Computers & Peripherals	2.7
Textiles, Apparel & Luxury Goods	2.7
Diversified Financial Services	2.3
Beverages	2.3
Software	2.3
Metals & Mining	2.3

INDUSTRY	PERCENTAGE
Consumer Finance	2.2%
Automobiles	2.1
Electrical Equipment	2.0
Biotechnology	1.9
Wireless Telecommunication Services	1.8
Health Care Equipment & Supplies	1.7
Internet Software & Services	1.7
Health Care Providers & Services	1.7
Electronic Equipment, Instruments & Components	1.7
Real Estate Management & Development	1.6
Aerospace & Defense	1.6
Communications Equipment	1.5
Road & Rail	1.5
Energy Equipment & Services	1.4
Professional Services	1.3
Construction & Engineering	1.1
Machinery	1.0
Others (each less than 1.0%)	6.9

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/12		NET UNREALIZED APPRECIATION (DEPRECIATION)
19,945	EUR
2,015,635	for JPY	BNP Paribas	12/04/12	$25	#	$26	#	$1
165,272	AUD	Barclays Bank plc	12/04/12	169		171		2
198,215	CAD	Barclays Bank plc	12/04/12	199		198		(1)
59,082	CHF	Barclays Bank plc	12/04/12	62		63		1
38,291	EUR	Westpac Banking Corp.	12/04/12	50		50		—	(h)
15,712	GBP	Royal Bank of Canada	12/04/12	25		25		—	(h)
150,944	HKD	Royal Bank of Canada	12/04/12	20		20		—	(h)
1,088,540	JPY	HSBC Bank, N.A.	12/04/12	14		14		—	(h)
97,821	NOK	HSBC Bank, N.A.	12/04/12	17		17		—	(h)
149,120	SEK	HSBC Bank, N.A.	12/04/12	22		22		—	(h)
43,461	SGD	Royal Bank of Scotland	12/04/12	35		36		1
				$638		$642		$4

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan Global Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
22,996	EUR	Goldman Sachs International	12/04/12	$30	$30	$—	(h)
185,090	EUR	Morgan Stanley	12/04/12	233	240	(7)
166,920	GBP	Morgan Stanley	12/04/12	264	270	(6)
29,511	GBP	State Street Corp.	12/04/12	46	47	(1)
209,095	HKD	HSBC Bank, N.A.	12/04/12	27	27	—	(h)
338,558	HKD	Morgan Stanley	12/04/12	44	44	—	(h)
225,424	HKD	Royal Bank of Canada	12/04/12	29	29	—	(h)
				$673	$687	$(14)

#	For cross-currency exchange contracts, the settlement value is the U.S. dollar market value at 10/31/12 of the currency being sold, and the value at 10/31/12 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 93.9%
	Australia — 2.1%
501	BHP Billiton Ltd. (m)	17,722
87	Rio Tinto Ltd. (m)	5,121

		22,843

	Belgium — 1.7%
218	Anheuser-Busch InBev N.V. (m)	18,257

	China — 4.3%
13,715	China Construction Bank Corp., Class H (m)	10,282
4,094	CNOOC Ltd. (m)	8,425
19,691	Industrial & Commercial Bank of China Ltd., Class H (m)	12,966
1,035	Ping An Insurance Group Co. of China Ltd., Class H (m)	8,145
1,558	Sands China Ltd. (m)	5,823

		45,641

	France — 13.2%
343	Accor S.A. (m)	10,729
691	AXA S.A. (m)	11,015
152	BNP Paribas S.A. (m)	7,650
114	Imerys S.A. (m)	6,412
203	Lafarge S.A. (m)	11,928
83	LVMH Moet Hennessy Louis Vuitton S.A. (m)	13,468
94	Pernod-Ricard S.A. (m)	10,106
71	PPR (m)	12,506
166	Sanofi (m)	14,611
133	Schneider Electric S.A. (m)	8,307
100	Technip S.A. (m)	11,256
470	Total S.A. (m)	23,650

		141,638

	Germany — 7.7%
96	Allianz SE (m)	11,946
179	Bayer AG (m)	15,645
101	Fresenius Medical Care AG & Co. KGaA (m)	7,099
60	Linde AG (m)	10,161
268	SAP AG (m)	19,541
138	Siemens AG (m)	13,915
133	Symrise AG (m)	4,768

		83,075

	Hong Kong — 2.6%
2,599	Belle International Holdings Ltd. (m)	4,820
943	Cheung Kong Holdings Ltd. (m)	13,899
2,772	Hang Lung Properties Ltd. (m)	9,598

		28,317

SHARES	SECURITY DESCRIPTION	VALUE($)

	Indonesia — 0.6%
8,261	Astra International Tbk PT (m)	6,895

	Ireland — 1.1%
945	WPP plc (m)	12,221

	Israel — 1.2%
305	Teva Pharmaceutical Industries Ltd., ADR (m)	12,315

	Japan — 14.4%
303	Canon, Inc. (m)	9,856
205	Daikin Industries Ltd. (m)	5,666
88	East Japan Railway Co. (m)	6,013
64	FANUC Corp. (m)	10,164
384	Honda Motor Co., Ltd. (m)	11,532
375	Japan Tobacco, Inc. (m)	10,370
553	Komatsu Ltd. (m)	11,584
1,007	Kubota Corp. (m)	10,297
245	Makita Corp. (m)	9,704
565	Mitsubishi Corp. (m)	10,085
94	Murata Manufacturing Co., Ltd. (m)	4,582
91	Nidec Corp. (m)	6,469
141	Omron Corp. (m)	2,813
189	Shin-Etsu Chemical Co., Ltd. (m)	10,660
56	SMC Corp. (m)	8,860
618	Sumitomo Corp. (m)	8,421
354	Toyota Motor Corp. (m)	13,630
12	Yahoo! Japan Corp. (m)	4,164

		154,870

	Mexico — 0.6%
256	America Movil S.A.B. de C.V., ADR (m)	6,463

	Netherlands — 4.5%
147	Akzo Nobel N.V. (m)	8,002
1,219	ING Groep N.V., CVA (a) (m)	10,845
874	Royal Dutch Shell plc, Class A (m)	29,975

		48,822

	South Korea — 1.4%
19	Hyundai Mobis (m)	4,778
18	Samsung Electronics Co., Ltd., Reg. S, GDR (m)	10,510

		15,288

	Spain — 0.4%
552	Banco Bilbao Vizcaya Argentaria S.A. (m)	4,615

	Sweden — 0.9%
397	Atlas Copco AB, Class A (m)	9,766

	Switzerland — 12.1%
450	ABB Ltd. (a) (m)	8,120
154	Cie Financiere Richemont S.A., Class A (m)	9,979

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Switzerland — Continued
347	Credit Suisse Group AG (a) (m)	8,073
127	Holcim Ltd. (a) (m)	8,679
405	Nestle S.A. (m)	25,733
271	Novartis AG (m)	16,329
104	Roche Holding AG (m)	20,126
4	SGS S.A. (m)	7,744
713	Xstrata plc (m)	11,296
57	Zurich Insurance Group AG (a) (m)	14,153

		130,232

	Taiwan — 1.1%
711	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	11,304

	United Kingdom — 24.0%
2,671	Barclays plc (m)	9,876
1,121	BG Group plc (m)	20,812
275	BHP Billiton plc (m)	8,798
285	British American Tobacco plc (m)	14,145
619	Burberry Group plc (m)	11,682
1,963	Centrica plc (m)	10,275
668	GlaxoSmithKline plc (m)	14,973
2,488	HSBC Holdings plc (m)	24,512
807	ICAP plc (m)	4,247
324	Imperial Tobacco Group plc (m)	12,266
1,106	Man Group plc (m)	1,406
1,234	Marks & Spencer Group plc (m)	7,851
1,135	Meggitt plc (m)	7,078
1,265	Prudential plc (m)	17,375

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
256	Rio Tinto plc (m)	12,789
919	Standard Chartered plc (m)	21,770
2,089	Tesco plc (m)	10,808
467	Tullow Oil plc (m)	10,600
396	Unilever plc (m)	14,780
8,218	Vodafone Group plc (m)	22,316

		258,359

	Total Common Stocks (Cost $855,030)	1,010,921

Preferred Stocks — 2.3%
	Germany — 2.3%
120	Henkel AG & Co. KGaA (m)	9,588
75	Volkswagen AG (m)	15,555

	Total Preferred Stocks (Cost $17,337)	25,143

Short-Term Investment — 3.5%
	Investment Company — 3.5%
37,183	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $37,183)	37,183

	Total Investments — 99.7% (Cost $909,550)	1,073,247
	Other Assets in Excess of Liabilities — 0.3%	2,788

	NET ASSETS — 100.0%	$1,076,035

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	8.8%
Oil, Gas & Consumable Fuels	8.7
Commercial Banks	8.5
Insurance	5.8
Machinery	5.6
Metals & Mining	5.2
Automobiles	4.4
Food Products	3.8
Tobacco	3.4
Textiles, Apparel & Luxury Goods	3.3
Chemicals	3.1
Wireless Telecommunication Services	2.7
Beverages	2.6
Construction Materials	2.5
Real Estate Management & Development	2.2
Electrical Equipment	2.1

INDUSTRY	PERCENTAGE
Semiconductors & Semiconductor Equipment	2.0%
Multiline Retail	1.9
Software	1.8
Trading Companies & Distributors	1.7
Hotels, Restaurants & Leisure	1.5
Industrial Conglomerates	1.3
Capital Markets	1.3
Media	1.1
Energy Equipment & Services	1.1
Diversified Financial Services	1.0
Food & Staples Retailing	1.0
Multi-Utilities	1.0
Office Electronics	1.0
Others (each less than 1.0%)	6.1
Short-Term Investment	3.5

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.4%
	Australia — 5.5%
19	AGL Energy Ltd. (m)	282
12	ALS Ltd. (m)	111
81	Alumina Ltd. (m)	81
41	Amcor Ltd. (m)	338
100	AMP Ltd. (m)	478
22	APA Group (m)	120
33	Asciano Ltd. (m)	156
6	ASX Ltd. (m)	183
93	Australia & New Zealand Banking Group Ltd. (m)	2,450
14	Bendigo and Adelaide Bank Ltd. (m)	117
449	BGP Holdings plc (a) (i)	—
112	BHP Billiton Ltd. (m)	3,956
25	Boral Ltd. (m)	94
54	Brambles Ltd. (m)	405
5	Caltex Australia Ltd. (m)	81
45	Centro Retail Australia (m)	100
70	CFS Retail Property Trust Group (m)	141
20	Coca-Cola Amatil Ltd. (m)	281
2	Cochlear Ltd. (m)	143
55	Commonwealth Bank of Australia (m)	3,295
16	Computershare Ltd. (m)	143
14	Crown Ltd. (m)	139
18	CSL Ltd. (m)	874
163	Dexus Property Group (m)	167
27	Echo Entertainment Group Ltd. (m)	97
76	Fairfax Media Ltd. (m)	31
49	Fortescue Metals Group Ltd. (m)	209
55	Goodman Group (m)	251
51	GPT Group (m)	187
18	Harvey Norman Holdings Ltd. (m)	36
14	Iluka Resources Ltd. (m)	143
56	Incitec Pivot Ltd. (m)	184
72	Insurance Australia Group Ltd. (m)	341
5	Leighton Holdings Ltd. (m)	94
19	Lend Lease Group (m)	168
61	Lynas Corp., Ltd. (a) (m)	46
12	Macquarie Group Ltd. (m)	382
31	Metcash Ltd.	117
117	Mirvac Group (m)	183
78	National Australia Bank Ltd. (m)	2,074
26	Newcrest Mining Ltd. (m)	729
13	Orica Ltd. (m)	334
37	Origin Energy Ltd. (m)	438
11	OZ Minerals Ltd. (m)	93
38	Qantas Airways Ltd. (a) (m)	52

SHARES	SECURITY DESCRIPTION	VALUE($)

	Australia — Continued
41	QBE Insurance Group Ltd. (m)	560
58	QR National Ltd. (m)	225
4	Ramsay Health Care Ltd. (m)	110
15	Rio Tinto Ltd. (m)	893
33	Santos Ltd. (m)	397
13	Sonic Healthcare Ltd. (m)	169
60	SP AusNet (m)	66
77	Stockland (m)	278
44	Suncorp Group Ltd. (m)	431
13	Sydney Airport (m)	44
24	Tabcorp Holdings Ltd. (m)	71
48	Tatts Group Ltd. (m)	139
151	Telstra Corp., Ltd. (m)	647
23	Toll Holdings Ltd. (m)	106
46	Transurban Group (m)	291
35	Wesfarmers Ltd. (m)	1,258
75	Westfield Group (m)	829
99	Westfield Retail Trust (m)	318
106	Westpac Banking Corp. (m)	2,799
16	Whitehaven Coal Ltd. (m)	51
23	Woodside Petroleum Ltd. (m)	814
43	Woolworths Ltd. (m)	1,301
7	WorleyParsons Ltd. (m)	185

		32,306

	Austria — 1.5%
23	Andritz AG (m)	1,396
69	Erste Group Bank AG (a) (m)	1,727
249	IMMOFINANZ AG (a) (m)	961
46	OMV AG (m)	1,683
15	Raiffeisen Bank International AG (m)	611
70	Telekom Austria AG (m)	441
21	Verbund AG (m)	497
12	Vienna Insurance Group AG Wiener Versicherung Gruppe (m)	516
34	Voestalpine AG (m)	1,074

		8,906

	Belgium — 1.9%
22	Ageas (m)	564
75	Anheuser-Busch InBev N.V. (m)	6,250
14	Belgacom S.A. (m)	417
7	Colruyt S.A. (m)	315
10	Delhaize Group S.A. (m)	375
8	Groupe Bruxelles Lambert S.A. (m)	567
15	KBC Groep N.V. (m)	354
3	Mobistar S.A. (m)	69

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Belgium — Continued
6	Solvay S.A. (m)	670
5	Telenet Group Holding N.V. (m)	239
10	UCB S.A. (m)	592
11	Umicore S.A. (m)	548

		10,960

	Brazil — 0.2%
16	BM&FBovespa S.A. (m)	100
6	BRF - Brasil Foods S.A. (m)	111
3	Natura Cosmeticos S.A. (m)	75
44	Petroleo Brasileiro S.A. (m)	467
25	Vale S.A. (m)	457

		1,210

	Chile — 0.7%
5,450	Banco Santander Chile (m)	375
10	CAP S.A. (m)	354
89	Cencosud S.A. (m)	487
235	Empresa Nacional de Electricidad S.A. (m)	377
82	Empresas CMPC S.A. (m)	313
30	Empresas COPEC S.A. (m)	436
623	Enersis S.A. (m)	213
19	Enersis S.A., ADR (m)	315
9	ENTEL Chile S.A. (m)	180
14	Latam Airlines Group S.A. (m)	346
41	S.A.C.I. Falabella (m)	422

		3,818

	China — 0.7%
672	Bank of China Ltd., Class H (m)	275
26	BBMG Corp., Class H (m)	22
78	BYD Co., Ltd., Class H (a) (m)	153
468	China Construction Bank Corp., Class H (m)	351
75	China Life Insurance Co., Ltd., Class H (m)	221
158	CNOOC Ltd. (m)	325
410	Datang International Power Generation Co., Ltd., Class H (m)	145
41	Foxconn International Holdings Ltd. (a) (m)	14
226	Huaneng Power International, Inc., Class H (m)	181
601	Industrial & Commercial Bank of China Ltd., Class H (m)	396
48	Lenovo Group Ltd. (m)	38
349	PetroChina Co., Ltd., Class H (m)	473
17	Ping An Insurance Group Co. of China Ltd., Class H (m)	130
37	Sands China Ltd. (m)	138
91	Shui On Land Ltd. (m)	38

SHARES		SECURITY DESCRIPTION	VALUE($)

		China — Continued
11		Tencent Holdings Ltd. (m)	376
74		Tingyi Cayman Islands Holding Corp. (m)	219
24		Wynn Macau Ltd. (m)	66
54		Yangzijiang Shipbuilding Holdings Ltd. (m)	40
151		Yanzhou Coal Mining Co., Ltd., Class H (m)	226
361		Zhejiang Expressway Co., Ltd., Class H (m)	263

			4,090

		Denmark — 1.1%
—	(h)	A.P. Moller - Maersk A/S, Class A (m)	199
—	(h)	A.P. Moller - Maersk A/S, Class B (m)	502
6		Carlsberg A/S, Class B (m)	507
1		Coloplast A/S, Class B (m)	264
36		Danske Bank A/S (a) (m)	559
11		DSV A/S (m)	244
22		Novo Nordisk A/S, Class B (m)	3,573
13		Novozymes A/S, Class B (m)	368
28		TDC A/S (m)	196
1		Tryg A/S (m)	81
1		William Demant Holding A/S (a) (m)	124

			6,617

		Finland — 0.9%
9		Elisa OYJ (m)	198
30		Fortum OYJ (m)	547
5		Kesko OYJ, Class B (m)	142
11		Kone OYJ, Class B (m)	761
8		Metso OYJ (m)	290
9		Neste Oil OYJ (m)	115
254		Nokia OYJ (m)	683
8		Nokian Renkaat OYJ (m)	324
7		Orion OYJ, Class B (m)	171
10		Pohjola Bank plc, Class A (m)	138
28		Sampo OYJ, Class A (m)	883
37		Stora Enso OYJ, Class R (m)	232
35		UPM-Kymmene OYJ (m)	379
12		Wartsila OYJ (m)	469

			5,332

		France — 9.4%
8		Accor S.A. (m)	266
2		Aeroports de Paris (m)	128
19		Air Liquide S.A. (m)	2,208
139		Alcatel-Lucent (a) (m)	142
12		Alstom S.A. (m)	409
4		Arkema S.A. (m)	342
3		Atos Origin S.A. (m)	216

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	France — Continued
106	AXA S.A. (m)	1,695
58	BNP Paribas S.A. (m)	2,918
12	Bouygues S.A. (m)	284
3	Bureau Veritas S.A. (m)	344
8	Cap Gemini S.A. (m)	357
34	Carrefour S.A. (m)	821
3	Casino Guichard Perrachon S.A. (m)	288
3	Christian Dior S.A. (m)	468
24	Cie de St-Gobain (m)	836
9	Cie Generale de Geophysique-Veritas (a) (m)	280
11	Cie Generale des Etablissements Michelin, Class B (m)	931
12	Cie Generale d’Optique Essilor International S.A. (m)	1,081
8	CNP Assurances (m)	115
60	Credit Agricole S.A. (a) (m)	451
35	Danone S.A. (m)	2,132
4	Dassault Systemes S.A. (m)	397
10	Edenred (m)	299
14	EDF S.A. (m)	294
1	Eurazeo (m)	66
7	Eutelsat Communications S.A. (m)	240
2	Fonciere Des Regions (m)	125
112	France Telecom S.A. (m)	1,253
76	GDF Suez (m)	1,754
1	Gecina S.A. (m)	147
34	Groupe Eurotunnel S.A. (m)	257
1	ICADE (m)	114
1	Iliad S.A. (m)	207
2	Imerys S.A. (m)	102
4	JCDecaux S.A. (m)	83
6	Klepierre (m)	233
11	Lafarge S.A. (m)	642
7	Lagardere S.C.A (m)	187
14	Legrand S.A. (m)	555
14	L’Oreal S.A. (m)	1,838
15	LVMH Moet Hennessy Louis Vuitton S.A. (m)	2,480
59	Natixis (m)	193
13	Pernod-Ricard S.A. (m)	1,373
15	Peugeot S.A. (a) (m)	98
4	PPR (m)	786
11	Publicis Groupe S.A. (m)	575
1	Remy Cointreau S.A. (m)	143
11	Renault S.A. (m)	506
6	Rexel S.A. (m)	113
14	Safran S.A. (m)	542

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — Continued
71	Sanofi (m)	6,255
31	Schneider Electric S.A. (m)	1,956
10	SCOR SE (m)	268
2	Societe BIC S.A. (m)	218
42	Societe Generale S.A. (a) (m)	1,335
6	Sodexo (m)	447
17	Suez Environnement Co. (m)	184
6	Technip S.A. (m)	664
5	Thales S.A. (m)	181
127	Total S.A. (m)	6,415
5	Unibail-Rodamco SE (m)	1,235
6	Vallourec S.A. (m)	252
20	Veolia Environnement S.A. (m)	198
28	Vinci S.A. (m)	1,227
77	Vivendi S.A. (m)	1,583
2	Wendel S.A. (m)	176
2	Zodiac Aerospace (m)	209

		55,117

	Germany — 12.0%
18	Adidas AG (m)	1,516
39	Allianz SE (m)	4,793
4	Axel Springer AG (m)	153
78	BASF SE (m)	6,462
70	Bayer AG (m)	6,115
28	Bayerische Motoren Werke AG (m)	2,242
9	Beiersdorf AG (m)	619
4	Brenntag AG (m)	559
7	Celesio AG (m)	136
309	Commerzbank AG (a) (m)	593
7	Continental AG (m)	678
77	Daimler AG (m)	3,602
79	Deutsche Bank AG (m)	3,592
16	Deutsche Boerse AG (m)	890
21	Deutsche Lufthansa AG (m)	316
72	Deutsche Post AG (m)	1,423
238	Deutsche Telekom AG (m)	2,718
153	E.ON AG (m)	3,477
3	Fraport AG Frankfurt Airport Services Worldwide (m)	192
18	Fresenius Medical Care AG & Co. KGaA (m)	1,256
10	Fresenius SE & Co. KGaA (m)	1,193
15	GEA Group AG (m)	473
5	Hannover Rueckversicherung AG (m)	357
12	HeidelbergCement AG (m)	634
11	Henkel AG & Co. KGaA (m)	706

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Germany — Continued
3	Hochtief AG (a) (m)	138
2	Hugo Boss AG (m)	212
93	Infineon Technologies AG (m)	631
15	K+S AG (m)	693
7	Kabel Deutschland Holding AG (m)	536
7	Lanxess AG (m)	585
16	Linde AG (m)	2,642
4	MAN SE (m)	367
5	Merck KGaA (m)	701
11	Metro AG (m)	310
15	Muenchener Rueckversicherungs AG (m)	2,441
41	RWE AG (m)	1,893
4	Salzgitter AG (m)	153
78	SAP AG (m)	5,696
70	Siemens AG (m)	7,031
6	Suedzucker AG (m)	218
33	ThyssenKrupp AG (m)	748
8	United Internet AG (m)	158
3	Volkswagen AG (m)	494
1	Wacker Chemie AG (m)	77

		70,419

	Greece — 1.0%
214	Coca Cola Hellenic Bottling Co. S.A. (a) (m)	4,580
237	OPAP S.A. (m)	1,517

		6,097

	Hong Kong — 1.0%
159	AIA Group Ltd. (m)	626
3	ASM Pacific Technology Ltd. (m)	31
22	Bank of East Asia Ltd. (m)	81
118	Belle International Holdings Ltd. (m)	219
58	BOC Hong Kong Holdings Ltd. (m)	177
15	Cathay Pacific Airways Ltd. (m)	27
22	Cheung Kong Holdings Ltd. (m)	326
7	Cheung Kong Infrastructure Holdings Ltd. (m)	41
53	China Mobile Ltd. (m)	587
28	CLP Holdings Ltd. (m)	237
32	First Pacific Co., Ltd. (m)	36
23	Galaxy Entertainment Group Ltd. (a) (m)	79
14	Hang Lung Group Ltd. (m)	83
35	Hang Lung Properties Ltd. (m)	121
12	Hang Seng Bank Ltd. (m)	182
14	Henderson Land Development Co., Ltd. (m)	97
82	Hong Kong & China Gas Co., Ltd. (m)	217
16	Hong Kong Exchanges and Clearing Ltd. (m)	263

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — Continued
10	Hopewell Holdings Ltd. (m)	36
33	Hutchison Whampoa Ltd. (m)	326
9	Hysan Development Co., Ltd. (m)	40
11	Kerry Properties Ltd. (m)	52
92	Li & Fung Ltd. (m)	154
7	Lifestyle International Holdings Ltd. (m)	14
36	Link REIT (The) (m)	176
16	MGM China Holdings Ltd. (m)	28
23	MTR Corp., Ltd. (m)	90
57	New World Development Co., Ltd. (m)	87
103	Noble Group Ltd. (m)	110
23	NWS Holdings Ltd. (m)	35
3	Orient Overseas International Ltd. (m)	17
54	PCCW Ltd. (m)	22
21	Power Assets Holdings Ltd. (m)	183
26	Shangri-La Asia Ltd. (m)	50
47	Sino Land Co., Ltd. (m)	84
31	SJM Holdings Ltd. (m)	67
25	Sun Hung Kai Properties Ltd. (m)	339
10	Swire Pacific Ltd., Class A (m)	123
23	Wharf Holdings Ltd. (m)	159
14	Wheelock & Co., Ltd. (m)	61
3	Wing Hang Bank Ltd. (m)	26
10	Yue Yuen Industrial Holdings Ltd. (m)	35

		5,744

	Hungary — 0.8%
186	Magyar Telekom Telecommunications plc (m)	345
17	MOL Hungarian Oil and Gas plc (m)	1,442
89	OTP Bank plc (m)	1,691
6	Richter Gedeon Nyrt. (m)	1,032

		4,510

	India — 0.7%
20	Bharat Heavy Electricals Ltd. (m)	81
15	Hindustan Unilever Ltd. (m)	156
31	Housing Development Finance Corp., Ltd. (m)	435
7	ICICI Bank Ltd., ADR (m)	292
20	IDFC Ltd. (m)	62
9	Infosys Ltd. (m)	404
155	ITC Ltd., Reg. S, GDR (m)	816
75	Jaiprakash Associates Ltd. (m)	121
5	Larsen & Toubro Ltd., Reg. S, GDR (m)	144
9	Mahindra & Mahindra Ltd. (m)	140
33	NTPC Ltd. (m)	102
28	Oil & Natural Gas Corp., Ltd. (m)	137

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		India — Continued
12		Ranbaxy Laboratories Ltd., Reg. S, GDR (a) (m)	121
27		Reliance Industries Ltd. (m)	406
6		Reliance Industries Ltd., GDR (e) (m)	166
75		Sterlite Industries India Ltd. (m)	137
14		Sun Pharmaceutical Industries Ltd. (m)	177
31		Tata Motors Ltd. (m)	148
52		Tata Power Co., Ltd. (m)	103
59		United Phosphorus Ltd. (m)	125

			4,273

		Ireland — 0.9%
102		CRH plc (m)	1,905
49		Elan Corp. plc (a) (m)	533
23		Elan Corp. plc, ADR (a) (m)	249
20		Experian plc (m)	342
15		James Hardie Industries SE, CDI (m)	140
21		Kerry Group plc, Class A (m)	1,120
14		Ryanair Holdings plc (a) (m)	84
11		Shire plc (m)	322
25		WPP plc (m)	319

			5,014

		Israel — 0.8%
77		Bank Hapoalim BM (a) (m)	303
91		Bank Leumi Le-Israel BM (a) (m)	295
139		Bezeq Israeli Telecommunication Corp., Ltd. (m)	169
—	(h)	Delek Group Ltd. (m)	63
32		Israel Chemicals Ltd. (m)	406
—	(h)	Israel Corp., Ltd. (The) (m)	114
—	(h)	Koor Industries Ltd. (a) (m)	—	(h)
3		Mellanox Technologies Ltd. (a) (m)	197
9		Mizrahi Tefahot Bank Ltd. (a) (m)	82
4		NICE Systems Ltd. (a) (m)	145
49		Teva Pharmaceutical Industries Ltd. (m)	1,966
20		Teva Pharmaceutical Industries Ltd., ADR (m)	810

			4,550

		Italy — 7.7%
238		Assicurazioni Generali S.p.A. (m)	3,872
67		Atlantia S.p.A. (m)	1,110
23		Autogrill S.p.A. (m)	240
1,296		Banca Monte dei Paschi di Siena S.p.A. (a) (m)	358
360		Banco Popolare SC (a) (m)	575
358		Enel Green Power S.p.A. (m)	609
1,341		Enel S.p.A. (m)	5,050
518		Eni S.p.A. (m)	11,919
13		Exor S.p.A. (m)	345

SHARES	SECURITY DESCRIPTION	VALUE($)

	Italy — Continued
175	Fiat Industrial S.p.A. (m)	1,898
178	Fiat S.p.A (a) (m)	872
82	Finmeccanica S.p.A. (a) (m)	406
2,244	Intesa Sanpaolo S.p.A. (m)	3,559
24	Luxottica Group S.p.A. (m)	909
137	Mediaset S.p.A. (m)	241
105	Mediobanca S.p.A. (m)	603
48	Pirelli & C. S.p.A. (m)	559
42	Prysmian S.p.A. (m)	802
54	Saipem S.p.A. (m)	2,432
345	Snam S.p.A. (m)	1,529
1,911	Telecom Italia S.p.A. (m)	1,763
267	Terna Rete Elettrica Nazionale S.p.A. (m)	1,004
825	UniCredit S.p.A. (a) (m)	3,650
175	Unione di Banche Italiane ScpA (m)	689

		44,994

	Japan — 18.3%
2	ABC-Mart, Inc. (m)	66
8	Advantest Corp. (m)	104
32	Aeon Co., Ltd. (m)	350
4	Aeon Credit Service Co., Ltd. (m)	79
4	Aeon Mall Co., Ltd. (m)	93
8	Air Water, Inc. (m)	100
10	Aisin Seiki Co., Ltd. (m)	295
33	Ajinomoto Co., Inc. (m)	504
2	Alfresa Holdings Corp. (m)	95
62	All Nippon Airways Co., Ltd. (m)	131
19	Amada Co., Ltd. (m)	97
33	Aozora Bank Ltd. (m)	93
54	Asahi Glass Co., Ltd. (m)	370
21	Asahi Group Holdings Ltd. (m)	471
67	Asahi Kasei Corp. (m)	371
8	Asics Corp. (m)	121
23	Astellas Pharma, Inc. (m)	1,154
15	Bank of Kyoto Ltd. (The) (m)	129
65	Bank of Yokohama Ltd. (The) (m)	299
4	Benesse Holdings, Inc. (m)	177
34	Bridgestone Corp. (m)	796
13	Brother Industries Ltd. (m)	123
60	Canon, Inc. (m)	1,949
12	Casio Computer Co., Ltd. (m)	89
8	Central Japan Railway Co. (m)	645
41	Chiba Bank Ltd. (The) (m)	239
8	Chiyoda Corp. (m)	129
35	Chubu Electric Power Co., Inc. (m)	357

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
12		Chugai Pharmaceutical Co., Ltd. (m)	234
9		Chugoku Bank Ltd. (The) (m)	124
15		Chugoku Electric Power Co., Inc. (The) (m)	158
13		Citizen Holdings Co., Ltd. (m)	68
3		Coca-Cola West Co., Ltd. (m)	51
30		Cosmo Oil Co., Ltd. (m)	53
9		Credit Saison Co., Ltd. (m)	187
29		Dai Nippon Printing Co., Ltd. (m)	208
15		Daicel Corp. (m)	92
14		Daido Steel Co., Ltd. (m)	61
10		Daihatsu Motor Co., Ltd. (m)	175
—	(h)	Dai-ichi Life Insurance Co., Ltd. (The) (m)	526
35		Daiichi Sankyo Co., Ltd. (m)	534
12		Daikin Industries Ltd. (m)	346
8		Dainippon Sumitomo Pharma Co., Ltd. (m)	95
4		Daito Trust Construction Co., Ltd. (m)	388
27		Daiwa House Industry Co., Ltd. (m)	414
88		Daiwa Securities Group, Inc. (m)	353
6		Dena Co., Ltd. (m)	175
25		Denki Kagaku Kogyo KK (m)	79
26		Denso Corp. (m)	803
10		Dentsu, Inc. (m)	227
18		East Japan Railway Co. (m)	1,229
14		Eisai Co., Ltd. (m)	605
6		Electric Power Development Co., Ltd. (m)	164
3		FamilyMart Co., Ltd. (m)	158
10		FANUC Corp. (m)	1,601
3		Fast Retailing Co., Ltd. (m)	629
28		Fuji Electric Co., Ltd. (m)	57
31		Fuji Heavy Industries Ltd. (m)	299
25		FUJIFILM Holdings Corp. (m)	419
100		Fujitsu Ltd. (m)	386
38		Fukuoka Financial Group, Inc. (m)	147
30		Furukawa Electric Co., Ltd. (a) (m)	60
5		Gree, Inc. (m)	80
17		GS Yuasa Corp. (m)	66
21		Gunma Bank Ltd. (The) (m)	100
21		Hachijuni Bank Ltd. (The) (m)	108
1		Hakuhodo DY Holdings, Inc. (m)	70
4		Hamamatsu Photonics KK (m)	128
60		Hankyu Hanshin Holdings, Inc. (m)	332
13		Hino Motors Ltd. (m)	100
1		Hirose Electric Co., Ltd. (m)	157
3		Hisamitsu Pharmaceutical Co., Inc. (m)	171
6		Hitachi Chemical Co., Ltd. (m)	78

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
6		Hitachi Construction Machinery Co., Ltd. (m)	97
3		Hitachi High-Technologies Corp. (m)	68
246		Hitachi Ltd. (m)	1,305
7		Hitachi Metals Ltd. (m)	66
10		Hokkaido Electric Power Co., Inc. (m)	83
9		Hokuriku Electric Power Co. (m)	86
86		Honda Motor Co., Ltd. (m)	2,592
22		Hoya Corp. (m)	454
13		Hulic Co., Ltd. (a) (m)	107
6		Ibiden Co., Ltd. (m)	81
1		Idemitsu Kosan Co., Ltd. (m)	95
69		IHI Corp. (m)	145
—	(h)	Inpex Corp. (m)	661
18		Isetan Mitsukoshi Holdings Ltd. (m)	179
64		Isuzu Motors Ltd. (m)	339
81		ITOCHU Corp. (m)	814
1		Itochu Techno-Solutions Corp. (m)	75
13		Iyo Bank Ltd. (The) (m)	100
26		J. Front Retailing Co., Ltd. (m)	136
3		Japan Airlines Co., Ltd. (a) (m)	143
2		Japan Petroleum Exploration Co. (m)	64
—	(h)	Japan Prime Realty Investment Corp. (m)	130
—	(h)	Japan Real Estate Investment Corp. (m)	280
—	(h)	Japan Retail Fund Investment Corp. (m)	208
16		Japan Steel Works Ltd. (The) (m)	95
48		Japan Tobacco, Inc. (m)	1,319
27		JFE Holdings, Inc. (m)	379
11		JGC Corp. (m)	374
34		Joyo Bank Ltd. (The) (m)	165
9		JSR Corp. (m)	148
12		JTEKT Corp. (m)	93
—	(h)	Jupiter Telecommunications Co., Ltd. (m)	155
118		JX Holdings, Inc. (m)	627
41		Kajima Corp. (m)	113
12		Kamigumi Co., Ltd. (m)	101
16		Kaneka Corp. (m)	77
40		Kansai Electric Power Co., Inc. (The) (m)	310
11		Kansai Paint Co., Ltd. (m)	118
28		Kao Corp. (m)	778
69		Kawasaki Heavy Industries Ltd. (m)	142
50		Kawasaki Kisen Kaisha Ltd. (a) (m)	63
14		KDDI Corp. (m)	1,103
24		Keikyu Corp. (m)	228
31		Keio Corp. (m)	235
15		Keisei Electric Railway Co., Ltd. (m)	137

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Japan — Continued
2	Keyence Corp. (m)	637
9	Kikkoman Corp. (m)	117
5	Kinden Corp. (m)	32
88	Kintetsu Corp. (m)	343
46	Kirin Holdings Co., Ltd. (m)	574
133	Kobe Steel Ltd. (m)	116
5	Koito Manufacturing Co., Ltd. (m)	62
50	Komatsu Ltd. (m)	1,038
5	Konami Corp. (m)	126
23	Konica Minolta Holdings, Inc. (m)	156
57	Kubota Corp. (m)	585
17	Kuraray Co., Ltd. (m)	198
6	Kurita Water Industries Ltd. (m)	139
8	Kyocera Corp. (m)	701
13	Kyowa Hakko Kirin Co., Ltd. (m)	134
23	Kyushu Electric Power Co., Inc. (m)	176
3	Lawson, Inc. (m)	241
14	LIXIL Group Corp. (m)	314
1	Mabuchi Motor Co., Ltd. (m)	47
6	Makita Corp. (m)	224
88	Marubeni Corp. (m)	569
11	Marui Group Co., Ltd. (m)	82
3	Maruichi Steel Tube Ltd. (m)	52
142	Mazda Motor Corp. (a) (m)	169
4	McDonald’s Holdings Co., Japan Ltd. (m)	100
8	Medipal Holdings Corp. (m)	101
3	MEIJI Holdings Co., Ltd. (m)	145
3	Miraca Holdings, Inc. (m)	127
73	Mitsubishi Chemical Holdings Corp. (m)	287
74	Mitsubishi Corp. (m)	1,316
103	Mitsubishi Electric Corp. (m)	767
66	Mitsubishi Estate Co., Ltd. (m)	1,313
20	Mitsubishi Gas Chemical Co., Inc. (m)	98
160	Mitsubishi Heavy Industries Ltd. (m)	675
7	Mitsubishi Logistics Corp. (m)	87
56	Mitsubishi Materials Corp. (m)	164
213	Mitsubishi Motors Corp. (a) (m)	184
12	Mitsubishi Tanabe Pharma Corp. (m)	172
676	Mitsubishi UFJ Financial Group, Inc. (m)	3,058
3	Mitsubishi UFJ Lease & Finance Co., Ltd. (m)	139
91	Mitsui & Co., Ltd. (m)	1,286
46	Mitsui Chemicals, Inc. (m)	95
44	Mitsui Fudosan Co., Ltd. (m)	884
52	Mitsui OSK Lines Ltd. (m)	125
1,207	Mizuho Financial Group, Inc. (m)	1,889

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
26		MS&AD Insurance Group Holdings (m)	441
10		Murata Manufacturing Co., Ltd. (m)	506
5		Nabtesco Corp. (m)	99
10		Namco Bandai Holdings, Inc. (m)	156
131		NEC Corp. (a) (m)	251
6		Nexon Co., Ltd. (a) (m)	67
15		NGK Insulators Ltd. (m)	163
9		NGK Spark Plug Co., Ltd. (m)	106
9		NHK Spring Co., Ltd. (m)	78
6		Nidec Corp. (m)	410
18		Nikon Corp. (m)	446
6		Nintendo Co., Ltd. (m)	715
—	(h)	Nippon Building Fund, Inc. (m)	344
21		Nippon Electric Glass Co., Ltd. (m)	107
47		Nippon Express Co., Ltd. (m)	171
9		Nippon Meat Packers, Inc. (m)	115
5		Nippon Paper Group, Inc. (m)	58
398		Nippon Steel Corp. (m)	878
23		Nippon Telegraph & Telephone Corp. (m)	1,043
85		Nippon Yusen KK (m)	162
38		Nishi-Nippon City Bank Ltd. (The) (m)	87
132		Nissan Motor Co., Ltd. (m)	1,101
11		Nisshin Seifun Group, Inc. (m)	131
6		Nisshin Steel Holdings Co. Ltd. (a) (m)	37
3		Nissin Foods Holdings Co., Ltd. (m)	117
2		Nitori Holdings Co., Ltd. (m)	154
9		Nitto Denko Corp. (m)	402
20		NKSJ Holdings, Inc. (m)	363
5		NOK Corp. (m)	86
190		Nomura Holdings, Inc. (m)	688
5		Nomura Real Estate Holdings, Inc. (m)	88
—	(h)	Nomura Real Estate Office Fund, Inc. (m)	88
5		Nomura Research Institute Ltd. (m)	108
23		NSK Ltd. (m)	128
25		NTN Corp. (m)	44
—	(h)	NTT Data Corp. (m)	222
1		NTT DOCOMO, Inc. (m)	1,179
—	(h)	NTT Urban Development Corp. (m)	45
35		Obayashi Corp. (m)	158
32		Odakyu Electric Railway Co., Ltd. (m)	340
38		OJI Paper Co., Ltd. (m)	112
12		Olympus Corp. (a) (m)	209
11		Omron Corp. (m)	227
4		Ono Pharmaceutical Co., Ltd. (m)	266
2		Oracle Corp. Japan (m)	87

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Japan — Continued
3	Oriental Land Co., Ltd. (m)	362
5	ORIX Corp. (m)	560
96	Osaka Gas Co., Ltd. (m)	396
1	Otsuka Corp. (m)	65
19	Otsuka Holdings Co., Ltd. (m)	576
116	Panasonic Corp. (m)	703
38	Rakuten, Inc. (m)	345
101	Resona Holdings, Inc. (m)	436
33	Ricoh Co., Ltd. (m)	277
2	Rinnai Corp. (m)	116
5	Rohm Co., Ltd. (m)	152
3	Sankyo Co., Ltd. (m)	113
2	Sanrio Co., Ltd. (m)	72
4	Santen Pharmaceutical Co., Ltd. (m)	180
12	SBI Holdings, Inc. (m)	82
11	Secom Co., Ltd. (m)	559
10	Sega Sammy Holdings, Inc. (m)	198
6	Seiko Epson Corp. (m)	35
23	Sekisui Chemical Co., Ltd. (m)	188
28	Sekisui House Ltd. (m)	290
39	Seven & I Holdings Co., Ltd. (m)	1,215
26	Seven Bank Ltd. (m)	75
53	Sharp Corp. (m)	114
8	Shikoku Electric Power Co., Inc. (m)	88
12	Shimadzu Corp. (m)	81
1	Shimamura Co., Ltd. (m)	125
4	Shimano, Inc. (m)	252
32	Shimizu Corp. (m)	106
22	Shin-Etsu Chemical Co., Ltd. (m)	1,215
82	Shinsei Bank Ltd. (m)	120
15	Shionogi & Co., Ltd. (m)	249
19	Shiseido Co., Ltd. (m)	241
27	Shizuoka Bank Ltd. (The) (m)	279
79	Showa Denko KK (m)	121
9	Showa Shell Sekiyu KK (m)	48
3	SMC Corp. (m)	441
47	Softbank Corp. (m)	1,481
67	Sojitz Corp. (m)	84
53	Sony Corp. (m)	623
9	Sony Financial Holdings, Inc. (m)	152
4	Square Enix Holdings Co., Ltd. (m)	52
8	Stanley Electric Co., Ltd. (m)	108
6	Sumco Corp. (a) (m)	42
77	Sumitomo Chemical Co., Ltd. (m)	216
59	Sumitomo Corp. (m)	807

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
39	Sumitomo Electric Industries Ltd. (m)	415
30	Sumitomo Heavy Industries Ltd. (m)	107
28	Sumitomo Metal Mining Co., Ltd. (m)	370
71	Sumitomo Mitsui Financial Group, Inc. (m)	2,179
161	Sumitomo Mitsui Trust Holdings, Inc. (m)	489
19	Sumitomo Realty & Development Co., Ltd. (m)	533
9	Sumitomo Rubber Industries Ltd. (m)	110
10	Suruga Bank Ltd. (m)	118
4	Suzuken Co., Ltd. (m)	120
20	Suzuki Motor Corp. (m)	442
4	Sysmex Corp. (m)	183
30	T&D Holdings, Inc. (m)	333
60	Taiheiyo Cement Corp. (m)	128
50	Taisei Corp. (m)	139
2	Taisho Pharmaceutical Holdings Co., Ltd. (m)	159
13	Taiyo Nippon Sanso Corp. (m)	71
15	Takashimaya Co., Ltd. (m)	99
42	Takeda Pharmaceutical Co., Ltd. (m)	1,942
7	TDK Corp. (m)	246
53	Teijin Ltd. (m)	121
8	Terumo Corp. (m)	352
7	THK Co., Ltd. (m)	111
55	Tobu Railway Co., Ltd. (m)	293
6	Toho Co., Ltd. (m)	106
22	Toho Gas Co., Ltd. (m)	133
25	Tohoku Electric Power Co., Inc. (a) (m)	184
38	Tokio Marine Holdings, Inc. (m)	1,001
80	Tokyo Electric Power Co., Inc. (a) (m)	130
9	Tokyo Electron Ltd. (m)	415
129	Tokyo Gas Co., Ltd. (m)	683
60	Tokyu Corp. (m)	306
24	Tokyu Land Corp. (m)	132
15	TonenGeneral Sekiyu KK (m)	136
29	Toppan Printing Co., Ltd. (m)	169
78	Toray Industries, Inc. (m)	456
212	Toshiba Corp. (m)	787
26	Tosoh Corp. (m)	50
15	TOTO Ltd. (m)	115
8	Toyo Seikan Kaisha Ltd. (m)	87
5	Toyo Suisan Kaisha Ltd. (m)	125
4	Toyoda Gosei Co., Ltd. (m)	76
3	Toyota Boshoku Corp. (m)	28
9	Toyota Industries Corp. (m)	252
146	Toyota Motor Corp. (m)	5,614
12	Toyota Tsusho Corp. (m)	258

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Japan — Continued
6	Trend Micro, Inc. (m)	163
3	Tsumura & Co. (m)	106
56	Ube Industries Ltd. (m)	128
6	Unicharm Corp. (m)	330
5	Ushio, Inc. (m)	47
1	USS Co., Ltd. (m)	129
9	West Japan Railway Co. (m)	397
1	Yahoo! Japan Corp. (m)	261
5	Yakult Honsha Co., Ltd. (m)	237
5	Yamada Denki Co., Ltd. (m)	208
9	Yamaguchi Financial Group, Inc. (m)	75
8	Yamaha Corp. (m)	69
15	Yamaha Motor Co., Ltd. (m)	140
20	Yamato Holdings Co., Ltd. (m)	305
2	Yamato Kogyo Co., Ltd. (m)	51
6	Yamazaki Baking Co., Ltd. (m)	68
11	Yaskawa Electric Corp. (m)	79
11	Yokogawa Electric Corp. (m)	128

		106,880

	Luxembourg — 0.6%
56	ArcelorMittal (m)	833
2	Millicom International Cellular S.A., SDR (m)	184
19	SES S.A. FDR (m)	521
96	Tenaris S.A. (m)	1,804

		3,342

	Mexico — 0.8%
105	Alfa S.A.B. de C.V., Class A (m)	194
1,059	America Movil S.A.B. de C.V., Series L, (m)	1,344
300	Cemex S.A.B. de C.V. (a) (m)	272
66	Fomento Economico Mexicano S.A.B. de C.V. (m)	597
4	Fresnillo plc (m)	109
80	Grupo Bimbo S.A.B. de C.V., Series A, (m)	186
18	Grupo Carso S.A.B. de C.V., Series A1, (m)	64
132	Grupo Mexico S.A.B. de C.V., Series B, (m)	425
25	Grupo Modelo S.A.B. de C.V., Series C, (m)	219
83	Grupo Televisa S.A.B. (m)	375
82	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	199
18	Minera Frisco S.A.B. de C.V., Class A1 (a) (m)	70
159	Wal-Mart de Mexico S.A.B. de C.V., Series V, (m)	469

		4,523

	Netherlands — 4.1%
117	Aegon N.V. (m)	656
16	Akzo Nobel N.V. (m)	874

SHARES	SECURITY DESCRIPTION	VALUE($)

	Netherlands — Continued
29	ASML Holding N.V. (m)	1,579
4	Corio N.V. (m)	191
40	D.E Master Blenders 1753 N.V. (a) (m)	491
10	Delta Lloyd N.V. (m)	164
25	European Aeronautic Defence and Space Co., N.V. (m)	885
5	Fugro N.V., CVA, CVA (m)	328
5	Gemalto N.V. (m)	425
7	Heineken Holding N.V. (m)	347
16	Heineken N.V. (m)	969
262	ING Groep N.V., CVA (a) (m)	2,327
72	Koninklijke Ahold N.V. (m)	917
5	Koninklijke Boskalis Westminster N.V. (m)	190
10	Koninklijke DSM N.V. (m)	538
69	Koninklijke KPN N.V. (m)	438
71	Koninklijke Philips Electronics N.V. (m)	1,778
5	Koninklijke Vopak N.V. (m)	330
20	QIAGEN N.V. (a) (m)	353
8	Randstad Holding N.V. (m)	269
47	Reed Elsevier N.V. (m)	637
74	Royal Dutch Shell plc, Class A (m)	2,546
53	Royal Dutch Shell plc, Class B (m)	1,875
12	SBM Offshore N.V. (a) (m)	157
22	TNT Express N.V. (m)	228
111	Unilever N.V., CVA (m)	4,087
21	Wolters Kluwer N.V. (m)	403

		23,982

	New Zealand — 0.6%
236	Auckland International Airport Ltd. (m)	520
94	Contact Energy Ltd. (a) (m)	426
173	Fletcher Building Ltd. (m)	1,003
147	SKYCITY Entertainment Group Ltd. (m)	468
482	Telecom Corp. of New Zealand Ltd. (m)	953

		3,370

	Norway — 1.6%
17	Aker Solutions ASA (m)	329
99	DnB ASA (m)	1,239
21	Gjensidige Forsikring ASA (m)	303
93	Norsk Hydro ASA (m)	420
79	Orkla ASA (m)	622
36	Seadrill Ltd. (m)	1,447
113	Statoil ASA (m)	2,777
73	Telenor ASA (m)	1,442
19	Yara International ASA (m)	896

		9,475

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Philippines — 0.8%
40	Ayala Corp. (m)	424
1,041	Ayala Land, Inc. (m)	595
226	Bank of the Philippine Islands (m)	444
133	BDO Unibank, Inc. (a) (m)	206
6	Globe Telecom, Inc. (m)	165
110	Jollibee Foods Corp. (m)	282
70	Manila Electric Co. (m)	476
64	Metropolitan Bank & Trust Co. (m)	147
9	Philippine Long Distance Telephone Co. (m)	558
39	SM Investments Corp. (m)	762
1,538	SM Prime Holdings, Inc. (m)	541

		4,600

	Portugal — 0.9%
584	Banco Espirito Santo S.A. (a) (m)	569
552	EDP - Energias de Portugal S.A. (m)	1,500
67	Galp Energia SGPS S.A., Class B (m)	1,067
64	Jeronimo Martins SGPS S.A. (m)	1,112
183	Portugal Telecom SGPS S.A. (m)	920

		5,168

	Singapore — 0.9%
52	Ascendas Real Estate Investment Trust (m)	100
70	CapitaLand Ltd. (m)	186
64	CapitaMall Trust (m)	110
35	CapitaMalls Asia Ltd. (m)	53
13	City Developments Ltd. (m)	122
54	ComfortDelgro Corp., Ltd. (m)	75
31	Cosco Corp. Singapore Ltd. (m)	22
50	DBS Group Holdings Ltd. (m)	567
25	Fraser and Neave Ltd. (m)	187
170	Genting Singapore plc (m)	185
54	Global Logistic Properties Ltd. (m)	113
177	Golden Agri-Resources Ltd. (m)	91
141	Hutchison Port Holdings Trust, Class U (m)	110
3	Jardine Cycle & Carriage Ltd. (m)	125
39	Keppel Corp., Ltd. (m)	342
21	Keppel Land Ltd. (m)	58
28	Neptune Orient Lines Ltd. (a) (m)	26
43	Olam International Ltd. (m)	69
71	Oversea-Chinese Banking Corp., Ltd. (m)	530
26	SembCorp Industries Ltd. (m)	115
22	SembCorp Marine Ltd. (m)	85
15	Singapore Airlines Ltd. (m)	131
24	Singapore Exchange Ltd. (m)	132
45	Singapore Press Holdings Ltd. (m)	150

SHARES		SECURITY DESCRIPTION	VALUE($)

		Singapore — Continued
40		Singapore Technologies Engineering Ltd. (m)	115
217		Singapore Telecommunications Ltd. (m)	570
15		StarHub Ltd. (m)	45
35		United Overseas Bank Ltd. (m)	519
13		UOL Group Ltd. (m)	59
53		Wilmar International Ltd. (m)	134

			5,126

		South Africa — 0.7%
8		ABSA Group Ltd. (m)	120
1		Anglo American Platinum Ltd. (m)	41
5		AngloGold Ashanti Ltd. (m)	185
8		Bidvest Group Ltd. (m)	181
85		FirstRand Ltd. (m)	282
17		Gold Fields Ltd. (m)	210
13		Impala Platinum Holdings Ltd. (m)	233
35		MTN Group Ltd. (m)	636
9		Naspers Ltd., Class N (m)	588
35		PPC Ltd. (m)	117
56		Sanlam Ltd. (m)	249
13		Sasol Ltd. (m)	535
11		Shoprite Holdings Ltd. (m)	222
23		Standard Bank Group Ltd. (m)	288
35		Steinhoff International Holdings Ltd. (a) (m)	118
5		Tiger Brands Ltd. (m)	156

			4,161

		South Korea — 0.7%
2		Daelim Industrial Co., Ltd. (m)	124
6		Daewoo Shipbuilding & Marine Engineering Co., Ltd. (m)	123
—	(h)	E-Mart Co., Ltd. (m)	105
1		Hyundai Mobis (m)	366
1		Hyundai Motor Co. (m)	240
3		KB Financial Group, Inc. (m)	113
1		LG Chem Ltd. (m)	347
4		LG Electronics, Inc. (m)	253
1		POSCO (m)	409
1		Samsung Electronics Co., Ltd. (m)	1,360
2		Samsung Fire & Marine Insurance Co., Ltd. (m)	328
5		Shinhan Financial Group Co., Ltd. (m)	185
—	(h)	Shinsegae Co., Ltd. (m)	30
8		SK Hynix, Inc. (a) (m)	171
1		SK Innovation Co., Ltd. (m)	97
1		SK Telecom Co., Ltd. (m)	94

			4,345

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Spain — 5.7%
41	Abertis Infraestructuras S.A. (m)	613
2	Acciona S.A. (m)	141
11	Acerinox S.A. (m)	117
16	ACS Actividades de Construccion y Servicios S.A. (m)	334
34	Amadeus IT Holding S.A., Class A (m)	854
591	Banco Bilbao Vizcaya Argentaria S.A. (m)	4,939
311	Banco de Sabadell S.A. (a) (m)	759
147	Banco Popular Espanol S.A. (m)	230
1,081	Banco Santander S.A. (m)	8,142
110	Bankia S.A. (a) (m)	166
90	CaixaBank (m)	343
67	Distribuidora Internacional de Alimentacion S.A. (m)	403
19	Enagas S.A. (m)	387
44	Ferrovial S.A. (m)	625
39	Gas Natural SDG S.A. (m)	599
17	Grifols S.A. (a) (m)	576
427	Iberdrola S.A. (m)	2,209
24	Inditex S.A. (m)	3,061
85	Mapfre S.A. (m)	237
12	Red Electrica Corp. S.A. (m)	552
90	Repsol S.A. (m)	1,794
443	Telefonica S.A. (m)	5,846
17	Zardoya Otis S.A. (m)	211

		33,138

	Sweden — 1.8%
11	Alfa Laval AB (m)	199
11	Assa Abloy AB, Class B (m)	383
23	Atlas Copco AB, Class A (m)	561
13	Atlas Copco AB, Class B (m)	290
9	Boliden AB (m)	155
8	Electrolux AB, Series B (m)	209
12	Elekta AB, Class B (m)	173
7	Getinge AB, Class B (m)	203
32	Hennes & Mauritz AB, Class B (m)	1,099
8	Hexagon AB, Class B (m)	185
2	Holmen AB, Class B (m)	50
12	Husqvarna AB, Class B (m)	67
3	Industrivarden AB, Class C (m)	41
7	Investment AB Kinnevik, Class B (m)	131
16	Investor AB, Class B (m)	348
7	Lundin Petroleum AB (a) (m)	178
2	Modern Times Group AB, Class B (m)	53
89	Nordea Bank AB (m)	811

SHARES		SECURITY DESCRIPTION	VALUE($)

		Sweden — Continued
6		Ratos AB, Class B (m)	55
35		Sandvik AB (m)	481
11		Scania AB, Class B (m)	204
9		Securitas AB, Class B (m)	64
48		Skandinaviska Enskilda Banken AB, Class A (m)	401
13		Skanska AB, Class B (m)	198
13		SKF AB, Class B (m)	304
5		SSAB AB, Class A (m)	32
20		Svenska Cellulosa AB, Class B (m)	388
17		Svenska Handelsbanken AB, Class A (m)	584
28		Swedbank AB, Class A (m)	525
7		Swedish Match AB (m)	233
11		Tele2 AB, Class B (m)	176
102		Telefonaktiebolaget LM Ericsson, Class B (m)	908
73		TeliaSonera AB (m)	480
47		Volvo AB, Class B (m)	632

			10,801

		Switzerland — 2.7%
35		ABB Ltd. (a) (m)	630
2		Actelion Ltd. (a) (m)	77
2		Adecco S.A. (a) (m)	113
1		Aryzta AG (a) (m)	57
1		Baloise Holding AG (m)	61
—	(h)	Banque Cantonale Vaudoise (m)	31
—	(h)	Barry Callebaut AG (a) (m)	29
8		Cie Financiere Richemont S.A., Class A (m)	549
20		Credit Suisse Group AG (a) (m)	455
3		GAM Holding AG (a) (m)	39
1		Geberit AG (a) (m)	114
—	(h)	Givaudan S.A. (a) (m)	144
75		Glencore International plc (m)	415
4		Holcim Ltd. (a) (m)	252
4		Julius Baer Group Ltd. (a) (m)	129
1		Kuehne & Nagel International AG (m)	110
—	(h)	Lindt & Spruengli AG (a) (m)	114
1		Lonza Group AG (a) (m)	52
52		Nestle S.A. (m)	3,324
37		Novartis AG (m)	2,203
—	(h)	Pargesa Holdings S.A. (m)	27
—	(h)	Partners Group Holding AG (m)	49
11		Roche Holding AG (m)	2,150
1		Schindler Holding AG (m)	134
—	(h)	SGS S.A. (m)	172
—	(h)	Sika AG (m)	67
1		Sonova Holding AG (a) (m)	78

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Switzerland — Continued
37		STMicroelectronics N.V. (m)	218
—	(h)	Straumann Holding AG (m)	11
—	(h)	Sulzer AG (m)	64
1		Swatch Group AG (The) (m)	253
—	(h)	Swiss Life Holding AG (a) (m)	57
1		Swiss Prime Site AG (a) (m)	77
6		Swiss Re AG (a) (m)	395
—	(h)	Swisscom AG (m)	141
2		Syngenta AG (m)	586
6		Transocean Ltd. (m)	253
58		UBS AG (a) (m)	865
6		Wolseley plc (m)	255
42		Xstrata plc (m)	662
2		Zurich Insurance Group AG (a) (m)	573

			15,985

		Taiwan — 0.7%
27		Asustek Computer, Inc. (m)	284
150		Cathay Financial Holding Co., Ltd. (m)	150
396		China Steel Corp. (m)	340
183		Chinatrust Financial Holding Co., Ltd. (m)	101
22		Chunghwa Telecom Co., Ltd. (m)	69
168		Far Eastern New Century Corp. (m)	173
78		Formosa Plastics Corp. (m)	212
197		Hon Hai Precision Industry Co., Ltd. (m)	597
6		HTC Corp. (m)	44
25		MediaTek, Inc. (m)	278
65		Nan Ya Plastics Corp. (m)	115
105		Pegatron Corp. (a) (m)	132
103		Quanta Computer, Inc. (m)	235
557		Taishin Financial Holding Co., Ltd. (m)	199
91		Taiwan Cement Corp. (m)	117
63		Taiwan Mobile Co., Ltd. (m)	220
333		Taiwan Semiconductor Manufacturing Co., Ltd. (m)	1,016
195		United Microelectronics Corp. (m)	72

			4,354

		Thailand — 0.7%
52		Advanced Info Service PCL (m)	337
58		Bangkok Bank PCL (m)	342
12		Banpu PCL (m)	156
197		Charoen Pokphand Foods PCL (m)	226
109		Kasikornbank PCL (m)	639
279		Krung Thai Bank PCL (m)	164
93		PTT Exploration & Production PCL (m)	504
97		PTT Global Chemical PCL (m)	192

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thailand — Continued
54	PTT PCL (m)	557
34	Siam Cement PCL (m)	459
124	Siam Commercial Bank PCL (m)	646
35	Thai Oil PCL (m)	76

		4,298

	Turkey — 0.8%
122	Akbank TAS (m)	591
20	Anadolu Efes Biracilik Ve Malt Sanayii A.S. (m)	301
8	BIM Birlesik Magazalar A.S. (m)	388
111	Eregli Demir ve Celik Fabrikalari TAS (m)	132
69	Haci Omer Sabanci Holding A.S. (m)	363
49	KOC Holding A.S. (m)	231
15	Tupras Turkiye Petrol Rafinerileri A.S. (m)	365
76	Turkcell Iletisim Hizmet A.S. (a) (m)	462
185	Turkiye Garanti Bankasi A.S. (m)	885
39	Turkiye Halk Bankasi A.S. (m)	341
145	Turkiye Is Bankasi, Class C (m)	494
110	Yapi ve Kredi Bankasi A.S. (a) (m)	282

		4,835

	United Kingdom — 7.2%
20	3i Group plc (m)	71
17	Aberdeen Asset Management plc (m)	87
4	Admiral Group plc (m)	78
5	Aggreko plc (m)	190
7	AMEC plc (m)	113
28	Anglo American plc (m)	856
8	Antofagasta plc (m)	163
28	ARM Holdings plc (m)	302
7	Associated British Foods plc (m)	162
25	AstraZeneca plc (m)	1,177
59	Aviva plc (m)	318
7	Babcock International Group plc (m)	112
64	BAE Systems plc (m)	321
12	Balfour Beatty plc (m)	60
232	Barclays plc (m)	859
68	BG Group plc (m)	1,263
42	BHP Billiton plc (m)	1,357
382	BP plc (m)	2,725
39	British American Tobacco plc (m)	1,948
17	British Land Co. plc (m)	147
22	British Sky Broadcasting Group plc (m)	255
155	BT Group plc (m)	532
7	Bunzl plc (m)	109
9	Burberry Group plc (m)	169
13	Capita plc (m)	156

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United Kingdom — Continued
12	Capital Shopping Centres Group plc (m)	64
4	Carnival plc (m)	146
103	Centrica plc (m)	539
21	Cobham plc (m)	72
37	Compass Group plc (m)	407
3	Croda International plc (m)	95
50	Diageo plc (m)	1,439
5	Eurasian Natural Resources Corp. plc (m)	27
8	Evraz plc (m)	29
28	G4S plc (m)	119
31	GKN plc (m)	105
101	GlaxoSmithKline plc (m)	2,256
14	Hammerson plc (m)	108
364	HSBC Holdings plc (m)	3,591
12	ICAP plc (m)	63
6	IMI plc (m)	97
20	Imperial Tobacco Group plc (m)	752
9	Inmarsat plc (m)	87
6	InterContinental Hotels Group plc (m)	137
102	International Consolidated Airlines Group S.A. (a) (m)	268
3	Intertek Group plc (m)	148
17	Invensys plc (m)	62
10	Investec plc (m)	60
73	ITV plc (m)	102
25	J Sainsbury plc (m)	141
4	Johnson Matthey plc (m)	152
4	Kazakhmys plc (m)	49
48	Kingfisher plc (m)	226
16	Land Securities Group plc (m)	207
120	Legal & General Group plc (m)	259
835	Lloyds Banking Group plc (a) (m)	550
4	London Stock Exchange Group plc (m)	60
3	Lonmin plc (m)	28
38	Man Group plc (m)	48
33	Marks & Spencer Group plc (m)	209
15	Meggitt plc (m)	96
25	Melrose plc (m)	96
71	National Grid plc (m)	814
3	Next plc (m)	195
99	Old Mutual plc (m)	276
16	Pearson plc (m)	321
5	Petrofac Ltd. (m)	135
51	Prudential plc (m)	698
2	Randgold Resources Ltd. (m)	213
13	Reckitt Benckiser Group plc (m)	787

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
25	Reed Elsevier plc (m)	243
27	Resolution Ltd. (m)	96
18	Rexam plc (m)	127
27	Rio Tinto plc (m)	1,341
37	Rolls-Royce Holdings plc (a) (m)	514
42	Royal Bank of Scotland Group plc (a) (m)	189
72	RSA Insurance Group plc (m)	130
19	SABMiller plc (m)	820
26	Sage Group plc (The) (m)	130
2	Schroders plc (m)	56
15	Segro plc (m)	58
10	Serco Group plc (m)	89
5	Severn Trent plc (m)	124
18	Smith & Nephew plc (m)	193
8	Smiths Group plc (m)	136
19	SSE plc (m)	436
48	Standard Chartered plc (m)	1,133
48	Standard Life plc (m)	227
29	Subsea 7 S.A. (m)	629
9	Tate & Lyle plc (m)	108
161	Tesco plc (m)	831
8	TUI Travel plc (m)	34
18	Tullow Oil plc (m)	419
26	Unilever plc (m)	960
14	United Utilities Group plc (m)	152
2	Vedanta Resources plc (m)	43
990	Vodafone Group plc (m)	2,690
4	Weir Group plc (The) (m)	120
4	Whitbread plc (m)	136
48	WM Morrison Supermarkets plc (m)	207

		42,234

	United States — 0.0% (g)
5	Sims Metal Management Ltd. (m)	52

	Total Common Stocks (Cost $365,613)	564,626

Investment Companies — 0.8%
	United States — 0.8%
56	iShares MSCI EAFE Index Fund (m)	3,010
32	iShares MSCI Germany Index Fund (m)	741
22	iShares MSCI Pacific ex-Japan Index Fund (m)	1,024

	Total Investment Companies (Cost $4,764)	4,775

Preferred Stocks — 1.7%
	Brazil — 0.5%
27	Banco Bradesco S.A. (m)	423

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Preferred Stocks — Continued
	Brazil — Continued
8	Cia de Bebidas das Americas (m)	332
7	Cia Energetica de Minas Gerais (m)	84
67	Itau Unibanco Holding S.A. (m)	981
54	Petroleo Brasileiro S.A. (m)	552
37	Vale S.A., Class A (m)	667

		3,039

	Chile — 0.1%
7	Sociedad Quimica y Minera de Chile S.A., Class B (m)	424

	Germany — 0.9%
5	Bayerische Motoren Werke AG (m)	251
15	Henkel AG & Co. KGaA (m)	1,215
13	Porsche Automobil Holding SE (m)	866
8	ProSiebenSat.1 Media AG (m)	217
4	RWE AG (m)	145
12	Volkswagen AG (m)	2,542

		5,236

	Italy — 0.2%
1,233	Telecom Italia S.p.A. (m)	987

	United Kingdom — 0.0% (g)
2,824	Rolls-Royce Holdings plc (a) (m)	5

	Total Preferred Stocks (Cost $4,126)	9,691

Short-Term Investment — 0.6%
	Investment Company — 0.6%
3,425	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $3,425)	3,425

	Total Investments — 99.5% (Cost $377,928)	582,517
	Other Assets in Excess of Liabilities — 0.5%	2,876

	NET ASSETS — 100.0%	$585,393

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	13.3%
Oil, Gas & Consumable Fuels	7.8
Pharmaceuticals	6.3
Insurance	4.5
Chemicals	4.2
Diversified Telecommunication Services	4.1
Automobiles	4.0
Metals & Mining	3.7
Beverages	3.3
Electric Utilities	2.7
Machinery	2.7
Food Products	2.7
Industrial Conglomerates	2.1
Food & Staples Retailing	2.1
Wireless Telecommunication Services	2.0
Multi-Utilities	1.6
Energy Equipment & Services	1.5
Real Estate Management & Development	1.5
Capital Markets	1.3
Diversified Financial Services	1.3
Software	1.3
Media	1.2
Textiles, Apparel & Luxury Goods	1.2
Semiconductors & Semiconductor Equipment	1.1
Real Estate Investment Trusts (REITs)	1.1
Electrical Equipment	1.1
Trading Companies & Distributors	1.1
Electronic Equipment, Instruments & Components	1.1
Specialty Retail	1.0
Construction Materials	1.0
Auto Components	1.0
Hotels, Restaurants & Leisure	1.0
Others (each less than 1.0%)	13.5
Short-Term Investment	0.6

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
14	TOPIX Index	12/13/12	$1,299	$19
94	Euro STOXX 50	12/21/12	3,051	(5)
7	FTSE 100 Index	12/21/12	651	(8)

				$6

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 94.3%
	Australia — 2.4%
478	Australia & New Zealand Banking Group Ltd. (m)	12,598
1,720	Goodman Group (m)	7,897

		20,495

	Belgium — 1.3%
88	Solvay S.A. (m)	10,640

	Canada — 1.4%
510	First Quantum Minerals Ltd. (m)	11,459

	China — 2.4%
1,863	China Shenhua Energy Co., Ltd., Class H (m)	7,894
2,992	CNOOC Ltd. (m)	6,158
1,602	Sands China Ltd. (m)	5,988

		20,040

	Denmark — 0.5%
46	Carlsberg A/S, Class B (m)	3,941

	Finland — 1.0%
265	Ruukki Group OYJ (a) (m)	171
649	Stora Enso OYJ, Class R (m)	4,108
404	UPM-Kymmene OYJ (m)	4,342

		8,621

	France — 6.5%
186	Cie de St-Gobain (m)	6,542
283	GDF Suez (m)	6,504
131	Sanofi (m)	11,523
207	Schneider Electric S.A. (m)	12,970
168	Sodexo (m)	12,907
383	Suez Environnement Co. (m)	4,070

		54,516

	Germany — 7.5%
92	Allianz SE (m)	11,402
128	BASF SE (m)	10,627
171	Bayer AG (m)	14,927
62	Continental AG (m)	6,208
198	Deutsche Boerse AG (m)	10,710
380	E.ON AG (m)	8,645

		62,519

	Hong Kong — 3.3%
4,212	Belle International Holdings Ltd. (m)	7,811
3,870	China Overseas Land & Investment Ltd. (m)	10,077
1,037	Hutchison Whampoa Ltd. (m)	10,159

		28,047

	Indonesia — 0.8%
13,542	Perusahaan Gas Negara Persero Tbk PT (m)	6,531

SHARES	SECURITY DESCRIPTION	VALUE($)

	Ireland — 2.4%
651	Experian plc (m)	11,255
301	Shire plc (m)	8,452

		19,707

	Israel — 0.7%
141	Teva Pharmaceutical Industries Ltd., ADR (m)	5,714

	Japan — 17.3%
286	Canon, Inc. (m)	9,285
5	Dai-ichi Life Insurance Co., Ltd. (The) (m)	5,547
1,880	Fujitsu Ltd. (m)	7,233
2,169	Hitachi Ltd. (m)	11,503
321	Honda Motor Co., Ltd. (m)	9,638
147	Japan Airlines Co., Ltd. (a) (m)	7,002
491	Japan Tobacco, Inc. (m)	13,575
282	Komatsu Ltd. (m)	5,915
1,068	Marubeni Corp. (m)	6,921
1,442	Mitsubishi Electric Corp. (m)	10,779
466	Mitsubishi Estate Co., Ltd. (m)	9,222
2,581	Mitsubishi UFJ Financial Group, Inc. (m)	11,677
487	Mitsui & Co., Ltd. (m)	6,857
1,265	Nissan Motor Co., Ltd. (m)	10,582
47	Nitori Holdings Co., Ltd. (m)	3,842
341	Sumitomo Mitsui Financial Group, Inc. (m)	10,420
272	Yamato Holdings Co., Ltd. (m)	4,147

		144,145

	Netherlands — 7.1%
223	ASML Holding N.V. (m)	12,250
792	Royal Dutch Shell plc, Class A (m)	27,150
551	Unilever N.V., CVA (m)	20,250

		59,650

	New Zealand — 0.5%
2,119	Telecom Corp. of New Zealand Ltd. (m)	4,189

	South Korea — 2.0%
23	LG Chem Ltd. (m)	6,473
8	Samsung Electronics Co., Ltd. (m)	9,957

		16,430

	Spain — 0.7%
45	Inditex S.A. (m)	5,735

	Sweden — 2.8%
230	Electrolux AB (m)	5,902
499	Swedbank AB, Class A (m)	9,260
915	Telefonaktiebolaget LM Ericsson, Class B (m)	8,104

		23,266

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Switzerland — 7.2%
174	Cie Financiere Richemont S.A., Class A (m)	11,269
418	Credit Suisse Group AG (a) (m)	9,725
247	Nestle S.A. (m)	15,712
71	Roche Holding AG (m)	13,765
140	Swiss Re AG (a) (m)	9,675

		60,146

	Taiwan — 1.0%
1,421	Hon Hai Precision Industry Co., Ltd., Reg. S, GDR (m)	8,656

	United Kingdom — 25.5%
808	BG Group plc (m)	14,999
354	British American Tobacco plc (m)	17,546
1,961	BT Group plc (m)	6,739
1,555	Centrica plc (m)	8,139
839	GlaxoSmithKline plc (m)	18,791
2,542	HSBC Holdings plc (m)	25,062
556	InterContinental Hotels Group plc (m)	13,746
1,825	Kingfisher plc (m)	8,546
533	Pearson plc (m)	10,719
236	Petrofac Ltd. (m)	6,119
862	Prudential plc (m)	11,835
431	Rio Tinto plc (m)	21,512
252	SABMiller plc (m)	10,823

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
396	Standard Chartered plc (m)	9,380
415	Tullow Oil plc (m)	9,437
7,158	Vodafone Group plc (m)	19,438

		212,831

	Total Common Stocks (Cost $751,611)	787,278

Preferred Stocks — 2.5%
	Germany — 2.5%
111	Henkel AG & Co. KGaA (m)	8,900
58	Volkswagen AG (m)	12,113

	Total Preferred Stocks (Cost $14,587)	21,013

Short-Term Investment — 2.4%
	Investment Company — 2.4%
20,262	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $20,262)	20,262

	Total Investments — 99.2% (Cost $786,460)	828,553
	Other Assets in Excess of Liabilities — 0.8%	6,632

	NET ASSETS — 100.0%	$835,185

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	9.5%
Pharmaceuticals	8.8
Oil, Gas & Consumable Fuels	7.9
Insurance	4.6
Food Products	4.3
Metals & Mining	4.0
Hotels, Restaurants & Leisure	3.9
Automobiles	3.9
Tobacco	3.8
Chemicals	3.3
Multi-Utilities	3.3
Specialty Retail	3.1
Electrical Equipment	2.9
Semiconductors & Semiconductor Equipment	2.7
Electronic Equipment, Instruments & Components	2.4
Wireless Telecommunication Services	2.3
Real Estate Management & Development	2.3

INDUSTRY	PERCENTAGE
Beverages	1.8
Trading Companies & Distributors	1.7
Textiles, Apparel & Luxury Goods	1.4
Professional Services	1.4
Diversified Telecommunication Services	1.3
Media	1.3
Diversified Financial Services	1.3
Industrial Conglomerates	1.2
Capital Markets	1.2
Office Electronics	1.1
Household Products	1.1
Paper & Forest Products	1.0
Communications Equipment	1.0
Real Estate Investment Trusts (REITs)	1.0
Others (each less than 1.0%)	6.8
Short-Term Investment	2.4

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
155	Dow Jones Euro STOXX 50 Index	12/21/12	$5,030	$(22)
52	FTSE 100 Index	12/21/12	4,837	(18)

				$(40)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/12		NET UNREALIZED APPRECIATION (DEPRECIATION)
1,545,197	EUR
1,933,406	for CAD	Credit Suisse International	11/07/12	$1,936	#	$2,003	#	$67
1,244,740	EUR
981,543	for GBP	Barclays Bank plc	11/07/12	1,583	#	1,613	#	30
1,178,576	EUR
922,928	for GBP	Credit Suisse International	11/07/12	1,490	#	1,528	#	38
1,291,005	EUR
1,048,567	for GBP	Westpac Banking Corp.	11/07/12	1,692	#	1,673	#	(19)
3,351,456	EUR
33,912,158	for HKD	Barclays Bank plc	11/07/12	4,376	#	4,344	#	(32)
1,520,474	EUR
150,304,481	for JPY	Credit Suisse International	11/07/12	1,883	#	1,971	#	88
1,439,526	EUR
148,090,633	for JPY	Westpac Banking Corp.	11/07/12	1,855	#	1,866	#	11

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/12		NET UNREALIZED APPRECIATION (DEPRECIATION)
954,699	GBP
1,493,730	for CAD	Barclays Bank plc	11/07/12	$1,496	#	$1,541	#	$45
2,560,861	GBP
31,992,602	for HKD	Westpac Banking Corp.	11/07/12	4,127	#	4,132	#	5
140,040,606	JPY
1,375,907	for EUR	Westpac Banking Corp.	11/07/12	1,783	#	1,754	#	(29)
122,306,706	JPY
972,587	for GBP	BNP Paribas	11/07/12	1,569	#	1,532	#	(37)
293,087,418	JPY
28,793,341	for HKD	Credit Suisse International	11/07/12	3,716	#	3,672	#	(44)
13,439,612	SEK
1,275,431	for GBP	Westpac Banking Corp.	11/07/12	2,058	#	2,026	#	(32)
		Australia and New Zealand Banking
3,249,658	AUD	Group Limited	11/07/12	3,316		3,372		56
2,122,191	AUD	Barclays Bank plc	11/07/12	2,225		2,202		(23)
47,484,330	AUD	Citibank, N.A.	11/07/12	49,578		49,271		(307)
3,428,500	AUD	Royal Bank of Scotland	11/07/12	3,528		3,558		30
2,612,000	AUD	State Street Corp.	11/07/12	2,693		2,710		17
		Australia and New Zealand Banking
2,546,801	CHF	Group Limited	11/07/12	2,744		2,735		(9)
2,224,269	CHF	Barclays Bank plc	11/07/12	2,296		2,388		92
24,107,589	CHF	TD Bank Financial Group	11/07/12	24,667		25,888		1,221
29,609,493	DKK	State Street Corp.	11/07/12	5,180		5,145		(35)
31,547,410	DKK	Credit Suisse International	02/07/13	5,465		5,492		27
		Australia and New Zealand Banking
1,598,357	EUR	Group Limited	11/07/12	2,087		2,072		(15)
4,321,016	EUR	BNP Paribas	11/07/12	5,404		5,601		197
2,937,351	EUR	Credit Suisse International	11/07/12	3,835		3,807		(28)
1,229,194	EUR	Goldman Sachs International	11/07/12	1,546		1,593		47
6,216,294	EUR	HSBC Bank, N.A.	11/07/12	7,861		8,058		197
1,820,331	EUR	Royal Bank of Scotland	11/07/12	2,361		2,360		(1)
5,330,000	EUR	State Street Corp.	11/07/12	6,891		6,909		18
11,594,996	EUR	Union Bank of Switzerland AG	11/07/12	14,769		15,029		260
2,255,238	EUR	Barclays Bank plc	02/07/13	2,932		2,926		(6)
1,050,000	GBP	BNP Paribas	11/07/12	1,692		1,695		3
710,991	GBP	Credit Suisse International	11/07/12	1,127		1,147		20
2,527,222	GBP	Goldman Sachs International	11/07/12	4,053		4,078		25
674,936	GBP	Royal Bank of Scotland	11/07/12	1,080		1,089		9
3,019,797	GBP	Union Bank of Switzerland AG	11/07/12	4,892		4,873		(19)
692,146	GBP	Westpac Banking Corp.	11/07/12	1,127		1,117		(10)
1,035,738	GBP	Union Bank of Switzerland AG	02/07/13	1,661		1,671		10
382,063,499	JPY	Barclays Bank plc	11/07/12	4,899		4,786		(113)
121,169,788	JPY	Goldman Sachs International	11/07/12	1,547		1,518		(29)
492,738,107	JPY	Royal Bank of Canada	11/07/12	6,275		6,173		(102)
933,409,810	JPY	TD Bank Financial Group	11/07/12	11,950		11,693		(257)
125,722,531	JPY	Union Bank of Switzerland AG	11/07/12	1,607		1,575		(32)
132,543,565	JPY	Credit Suisse International	02/07/13	1,667		1,662		(5)
39,518,053	NOK	TD Bank Financial Group	11/07/12	6,537		6,930		393
60,853,498	SEK	Union Bank of Switzerland AG	11/07/12	8,925		9,173		248

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,942,003	SGD	State Street Corp.	11/07/12	$1,549	$1,592	$43
16,621,860	SGD	Union Bank of Switzerland AG	11/07/12	13,322	13,627	305
				$252,852	$255,170	$2,318

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
470,246	AUD	Barclays Bank plc	11/07/12	$492	$488	$4
3,994,943	AUD	Credit Suisse International	11/07/12	4,105	4,145	(40)
1,003,453	AUD	Union Bank of Switzerland AG	11/07/12	1,022	1,041	(19)
6,507,772	CAD	Citibank, N.A.	11/07/12	6,488	6,516	(28)
2,745,000	CHF	BNP Paribas	11/07/12	2,945	2,948	(3)
3,109,000	CHF	Credit Suisse International	11/07/12	3,312	3,338	(26)
1,268,199	CHF	Royal Bank of Canada	11/07/12	1,328	1,362	(34)
5,135,775	CHF	Royal Bank of Scotland	11/07/12	5,457	5,515	(58)
3,158,853	CHF	State Street Corp.	11/07/12	3,394	3,392	2
1,481,400	CHF	Credit Suisse International	02/07/13	1,583	1,594	(11)
2,090,610	DKK	Royal Bank of Scotland	11/07/12	346	364	(18)
1,246,927	EUR	BNP Paribas	11/07/12	1,613	1,616	(3)
3,846,077	EUR	Citibank, N.A.	11/07/12	4,994	4,986	8
2,326,566	EUR	Goldman Sachs International	11/07/12	3,005	3,016	(11)
1,609,397	EUR	Royal Bank of Canada	11/07/12	2,022	2,086	(64)
4,620,331	EUR	Royal Bank of Scotland	11/07/12	5,680	5,989	(309)
961,530	EUR	State Street Corp.	11/07/12	1,242	1,246	(4)
30,897,273	EUR	Union Bank of Switzerland AG	11/07/12	37,956	40,049	(2,093)
2,836,550	EUR	Credit Suisse International	02/07/13	3,662	3,681	(19)
28,754,081	GBP	Barclays Bank plc	11/07/12	44,687	46,400	(1,713)
3,100,000	GBP	BNP Paribas	11/07/12	4,979	5,003	(24)
3,863,331	GBP	Royal Bank of Scotland	11/07/12	6,022	6,234	(212)
1,518,830	GBP	Union Bank of Switzerland AG	11/07/12	2,411	2,451	(40)
2,424,137	GBP	Westpac Banking Corp.	11/07/12	3,940	3,912	28
8,267,236	HKD	Barclays Bank plc	11/07/12	1,066	1,067	(1)
15,341,000	HKD	Royal Bank of Canada	11/07/12	1,978	1,979	(1)
31,944,895	HKD	Union Bank of Switzerland AG	11/07/12	4,120	4,122	(2)
11,388,500	HKD	Westpac Banking Corp.	11/07/12	1,469	1,469	— (h)
285,762,867	JPY	Barclays Bank plc	11/07/12	3,657	3,580	77
151,442,988	JPY	Goldman Sachs International	11/07/12	1,948	1,897	51
347,385,000	JPY	Royal Bank of Scotland	11/07/12	4,474	4,352	122
769,250,000	JPY	State Street Corp.	11/07/12	9,633	9,636	(3)
322,469,060	JPY	TD Bank Financial Group	11/07/12	4,103	4,039	64
634,871,396	JPY	Westpac Banking Corp.	11/07/12	8,102	7,954	148
1,327,350	NZD	Barclays Bank plc	11/07/12	1,070	1,091	(21)
3,211,474	NZD	Union Bank of Switzerland AG	11/07/12	2,591	2,640	(49)
13,193,843	SEK	Royal Bank of Canada	11/07/12	1,979	1,989	(10)
27,745,000	SEK	State Street Corp.	11/07/12	4,215	4,182	33
				$203,090	$207,369	$(4,279)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/12 of the currency being sold, and the value at 10/31/12 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.4%
	Australia — 2.5%
1,891	Australia & New Zealand Banking Group Ltd. (m)	49,880
1,654	Goodman Group (m)	7,594

		57,474

	Belgium — 1.2%
231	Solvay S.A. (m)	27,822

	Canada — 0.7%
754	First Quantum Minerals Ltd. (m)	16,958

	China — 3.3%
33,973	China Construction Bank Corp., Class H (m)	25,468
5,435	China Shenhua Energy Co., Ltd., Class H (m)	23,029
13,122	CNOOC Ltd. (m)	27,005

		75,502

	Finland — 0.9%
949	Ruukki Group OYJ (a) (m)	615
1,791	UPM-Kymmene OYJ (m)	19,225

		19,840

	France — 11.8%
1,122	AXA S.A. (m)	17,877
880	BNP Paribas S.A. (m)	44,400
564	Cie de St-Gobain (m)	19,858
682	GDF Suez (m)	15,654
299	Lafarge S.A. (m)	17,558
423	Renault S.A. (m)	18,972
882	Sanofi (m)	77,446
329	Schneider Electric S.A. (m)	20,576
350	Sodexo (m)	26,952
866	Suez Environnement Co. (m)	9,194

		268,487

	Germany — 7.9%
422	Allianz SE (m)	52,399
311	BASF SE (m)	25,794
486	Bayer AG (m)	42,344
454	Deutsche Boerse AG (m)	24,585
1,459	E.ON AG (m)	33,217

		178,339

	Hong Kong — 3.0%
4,632	China Overseas Land & Investment Ltd. (m)	12,061
3,823	Hutchison Whampoa Ltd. (m)	37,452
10,024	Sino Land Co., Ltd. (m)	17,883

		67,396

SHARES	SECURITY DESCRIPTION	VALUE($)

	Ireland — 0.8%
1,034	Experian plc (m)	17,888

	Israel — 1.0%
546	Teva Pharmaceutical Industries Ltd., ADR (m)	22,082

	Italy — 3.7%
2,923	Eni S.p.A. (m)	67,272
9,812	Intesa Sanpaolo S.p.A. (m)	15,806

		83,078

	Japan — 18.7%
673	Asahi Group Holdings Ltd. (m)	15,360
644	Bridgestone Corp. (m)	15,034
743	Canon, Inc. (m)	24,144
173	East Japan Railway Co. (m)	11,901
3,623	Fujitsu Ltd. (m)	13,939
7,177	Hitachi Ltd. (m)	38,061
1,435	Honda Motor Co., Ltd. (m)	43,150
417	Japan Airlines Co., Ltd. (a) (m)	19,840
1,003	Japan Tobacco, Inc. (m)	27,724
1,629	Kirin Holdings Co., Ltd. (m)	20,449
2,104	Marubeni Corp. (m)	13,634
1,186	Mitsui & Co., Ltd. (m)	16,721
573	Nippon Telegraph & Telephone Corp. (m)	26,216
1,431	Nissan Motor Co., Ltd. (m)	11,966
208	ORIX Corp. (m)	21,376
2,417	Sumitomo Corp. (m)	32,949
1,838	Sumitomo Mitsui Financial Group, Inc. (m)	56,149
1,043	Yamato Holdings Co., Ltd. (m)	15,886

		424,499

	Luxembourg — 0.7%
1,036	ArcelorMittal (m)	15,323

	Netherlands — 7.2%
337	ASML Holding N.V. (m)	18,512
528	European Aeronautic Defence and Space Co. N.V. (m)	18,786
2,619	ING Groep N.V., CVA (a) (m)	23,301
2,371	Royal Dutch Shell plc, Class A (m)	81,358
581	Unilever N.V., CVA (m)	21,349

		163,306

	Norway — 1.2%
1,422	Telenor ASA (m)	27,964

	Russia — 0.5%
938	Sberbank of Russia, ADR (m)	11,092

	South Africa — 0.4%
2,364	African Bank Investments Ltd. (m)	8,001

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	South Korea — 1.2%
22	Samsung Electronics Co., Ltd. (m)	26,239

	Spain — 2.4%
1,994	Banco Bilbao Vizcaya Argentaria S.A. (m)	16,662
4,200	Iberdrola S.A. (m)	21,752
837	Repsol S.A. (m)	16,778

		55,192

	Sweden — 3.0%
3,528	Nordea Bank AB (m)	32,072
721	Swedbank AB, Class A (m)	13,400
2,548	Telefonaktiebolaget LM Ericsson, Class B (m)	22,572

		68,044

	Switzerland — 4.3%
1,211	Credit Suisse Group AG (a) (m)	28,173
120	Roche Holding AG (m)	23,171
419	Swiss Re AG (a) (m)	28,964
72	Zurich Insurance Group AG (a) (m)	17,717

		98,025

	United Kingdom — 20.0%
11,476	Barclays plc (m)	42,436
349	British American Tobacco plc (m)	17,333
4,398	Centrica plc (m)	23,024
1,296	GlaxoSmithKline plc (m)	29,035
8,997	HSBC Holdings plc (m)	88,708
1,103	InterContinental Hotels Group plc (m)	27,295
6,568	Kingfisher plc (m)	30,754
1,208	Pearson plc (m)	24,290
2,411	Prudential plc (m)	33,108
704	Rio Tinto plc (m)	35,159
490	SABMiller plc (m)	21,020
29,551	Vodafone Group plc (m)	80,250

		452,412

	Total Common Stocks (Cost $2,010,077)	2,184,963

Preferred Stock — 1.6%
	Germany — 1.6%
181	Volkswagen AG (m) (Cost $22,378)	37,661

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.9%
	Investment Company — 2.9%
65,639	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $65,639)	65,639

	Total Investments — 100.9% (Cost $2,098,094)	2,288,263
	Liabilities in Excess of Other Assets — (0.9)%	(20,841)

	NET ASSETS — 100.0%	$2,267,422

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	17.3%
Oil, Gas & Consumable Fuels	9.4
Pharmaceuticals	8.5
Insurance	6.6
Automobiles	4.9
Multi-Utilities	3.5
Wireless Telecommunication Services	3.5
Diversified Financial Services	3.4
Metals & Mining	3.0
Trading Companies & Distributors	2.8
Beverages	2.5
Hotels, Restaurants & Leisure	2.4
Diversified Telecommunication Services	2.4
Chemicals	2.3
Tobacco	2.0
Semiconductors & Semiconductor Equipment	2.0
Electronic Equipment, Instruments & Components	1.7
Industrial Conglomerates	1.6
Specialty Retail	1.3
Real Estate Management & Development	1.3
Capital Markets	1.2
Media	1.1
Office Electronics	1.1
Communications Equipment	1.0
Electric Utilities	1.0
Others (each less than 1.0%)	9.3
Short-Term Investment	2.9

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
77	TOPIX Index	12/13/12	$7,147	$95
352	Euro STOXX 50	12/21/12	11,425	171
118	FTSE 100 Index	12/21/12	10,976	60

				$326

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/12		NET UNREALIZED APPRECIATION (DEPRECIATION)
4,257,680	GBP
5,292,554	for EUR	Credit Suisse International	11/27/12	$6,861	#	$6,870	#	$9
14,369,232	GBP
179,499,292	for HKD	Westpac Banking Corp.	11/27/12	23,163	#	23,187	#	24
359,243,005	JPY
3,557,580	for EUR	Societe Generale	11/27/12	4,612	#	4,501	#	(111)
1,019,666,814	JPY
10,354,050	for EUR	Union Bank of Switzerland AG	11/27/12	13,424	#	12,776	#	(648)
426,535,180	JPY
3,428,563	for GBP	Barclays Bank plc	11/27/12	5,532	#	5,344	#	(188)
1,808,730,833	JPY
177,722,071	for HKD	Credit Suisse International	11/27/12	22,933	#	22,662	#	(271)
7,701,193	CHF
5,094,918	for GBP	Credit Suisse International	11/27/12	8,221	#	8,272	#	51
17,560,949	EUR
177,722,071	for HKD	Barclays Bank plc	11/27/12	22,933	#	22,767	#	(166)
12,867,970	EUR
1,272,370,719	for JPY	BNP Paribas	11/27/12	15,941	#	16,682	#	741
144,098,721	AUD	Credit Suisse International	11/27/12	149,599		149,277		(322)
7,840,000	AUD	Westpac Banking Corp.	11/27/12	8,146		8,121		(25)
118,516,811	CHF	Westpac Banking Corp.	11/27/12	124,101		127,308		3,207
14,114,276	DKK	Westpac Banking Corp.	11/27/12	2,383		2,453		70
2,467,451	EUR	Barclays Bank plc	11/27/12	3,100		3,199		99
33,667,022	EUR	Credit Suisse International	11/27/12	43,692		43,647		(45)
4,812,025	EUR	HSBC Bank, N.A.	11/27/12	6,219		6,239		20
6,466,934	EUR	Merrill Lynch International	11/27/12	8,445		8,384		(61)
3,411,267	EUR	Royal Bank of Canada	11/27/12	4,315		4,422		107
2,843,000	GBP	BNP Paribas	11/27/12	4,583		4,588		5
6,531,950	GBP	Citibank, N.A.	11/27/12	10,615		10,540		(75)
20,446,598	GBP	Credit Suisse International	11/27/12	32,389		32,993		604
2,876,760	GBP	Union Bank of Switzerland AG	11/27/12	4,614		4,642		28
6,512,408	GBP	Westpac Banking Corp.	11/27/12	10,522		10,508		(14)
89,140,900	HKD	Westpac Banking Corp.	11/27/12	11,496		11,503		7
337,170,198	JPY	Barclays Bank plc	11/27/12	4,300		4,225		(75)
1,022,687,762	JPY	BNP Paribas	11/27/12	13,044		12,813		(231)
1,615,675,910	JPY	Credit Suisse International	11/27/12	20,687		20,243		(444)

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
742,595,850	JPY	Royal Bank of Canada	11/27/12	$9,499	$9,304	$(195)
450,000,000	JPY	State Street Corp.	11/27/12	5,731	5,638	(93)
750,000,000	JPY	Union Bank of Switzerland AG	11/27/12	9,552	9,397	(155)
563,267,914	JPY	Westpac Banking Corp.	11/27/12	7,187	7,057	(130)
5,906,021	NZD	HSBC Bank, N.A.	11/27/12	4,743	4,849	106
3,967,250	NZD	Morgan Stanley	11/27/12	3,164	3,258	94
63,189,943	SEK	Citibank, N.A.	11/27/12	9,650	9,520	(130)
51,831,415	SGD	Barclays Bank plc	11/27/12	41,580	42,491	911
				$676,976	$679,680	$2,704

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,765,500	AUD	HSBC Bank, N.A.	11/27/12	$1,832	$1,829	$3
11,883,065	CAD	TD Bank Financial Group	11/27/12	11,985	11,892	93
12,572,726	CHF	Citibank, N.A.	11/27/12	13,409	13,505	(96)
24,906,504	CHF	Credit Suisse International	11/27/12	26,626	26,754	(128)
15,005,198	CHF	Westpac Banking Corp.	11/27/12	16,192	16,118	74
63,802,225	EUR	Barclays Bank plc	11/27/12	80,395	82,716	(2,321)
7,112,010	EUR	Citibank, N.A.	11/27/12	9,227	9,221	6
5,275,800	EUR	Deutsche Bank AG	11/27/12	6,836	6,840	(4)
3,525,000	EUR	HSBC Bank, N.A.	11/27/12	4,585	4,570	15
6,248,562	EUR	Royal Bank of Canada	11/27/12	7,992	8,101	(109)
10,759,975	GBP	BNP Paribas	11/27/12	17,438	17,363	75
3,623,566	GBP	Citibank, N.A.	11/27/12	5,771	5,847	(76)
5,500,000	GBP	Goldman Sachs International	11/27/12	8,849	8,875	(26)
73,270,611	GBP	Royal Bank of Scotland	11/27/12	116,257	118,230	(1,973)
66,651,800	HKD	Westpac Banking Corp.	11/27/12	8,602	8,601	1
556,336,814	JPY	Citibank, N.A.	11/27/12	6,972	6,971	1
788,905,606	JPY	Credit Suisse International	11/27/12	10,167	9,884	283
1,366,186,000	JPY	Deutsche Bank AG	11/27/12	17,479	17,117	362
6,337,642,828	JPY	TD Bank Financial Group	11/27/12	80,748	79,405	1,343
670,964,758	JPY	Westpac Banking Corp.	11/27/12	8,564	8,407	157
18,088,500	NOK	Royal Bank of Canada	11/27/12	3,124	3,169	(45)
35,011,219	NOK	TD Bank Financial Group	11/27/12	5,964	6,135	(171)
12,000,000	NOK	Union Bank of Switzerland AG	11/27/12	2,084	2,103	(19)
8,214,500	NZD	TD Bank Financial Group	11/27/12	6,671	6,744	(73)
130,443,074	SEK	HSBC Bank, N.A.	11/27/12	19,631	19,652	(21)
				$497,400	$500,049	$(2,649)

#	For cross-currency exchange contracts, the settlement value is the U.S. dollar market value at 10/31/12 of the currency being sold, and the value at 10/31/12 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.0%
	Australia — 5.9%
134	Australia & New Zealand Banking Group Ltd. (m)	3,526
147	BHP Billiton Ltd. (m)	5,211
32	Commonwealth Bank of Australia (m)	1,929
31	Flight Centre Ltd. (m)	858
40	Macquarie Group Ltd. (m)	1,313
118	Suncorp Group Ltd. (m)	1,149
43	Wesfarmers Ltd. (m)	1,533
124	Westfield Group (m)	1,371
135	Westpac Banking Corp. (m)	3,564

		20,454

	Austria — 0.4%
22	Andritz AG (m)	1,355

	Belgium — 1.4%
32	Anheuser-Busch InBev N.V. (m)	2,659
12	Solvay S.A. (m)	1,395
17	Umicore S.A. (m)	875

		4,929

	Bermuda — 0.3%
20	Signet Jewelers Ltd. (m)	1,059

	Brazil — 0.5%
30	Cielo S.A. (m)	732
45	Petroleo Brasileiro S.A., ADR (m)	963

		1,695

	China — 2.1%
9	Baidu, Inc., ADR (a) (m)	986
2,224	China Construction Bank Corp., Class H (m)	1,667
248	China Shenhua Energy Co., Ltd., Class H (m)	1,049
2,622	Industrial & Commercial Bank of China Ltd., Class H (m)	1,726
118	Ping An Insurance Group Co. of China Ltd., Class H (m)	925
260	Sands China Ltd. (m)	973

		7,326

	Denmark — 1.2%
14	Carlsberg A/S, Class B (m)	1,216
40	H Lundbeck A/S (m)	698
13	Novo Nordisk A/S, Class B (m)	2,114

		4,028

	Finland — 0.3%
106	UPM-Kymmene OYJ (m)	1,133

	France — 9.4%
33	Accor S.A. (m)	1,044
212	AXA S.A. (m)	3,379

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — Continued
45	BNP Paribas S.A. (m)	2,250
33	Cap Gemini S.A. (m)	1,403
9	Cie Generale des Etablissements Michelin, Class B (m)	741
23	Lafarge S.A. (m)	1,321
7	LVMH Moet Hennessy Louis Vuitton S.A. (m)	1,099
10	Pernod-Ricard S.A. (m)	1,032
9	PPR (m)	1,608
52	Rexel S.A. (m)	944
61	Sanofi (m)	5,354
24	Schneider Electric S.A. (m)	1,516
54	Societe Generale S.A. (a) (m)	1,709
11	Technip S.A. (m)	1,220
92	Total S.A. (m)	4,634
28	Vinci S.A. (m)	1,223
56	Vivendi S.A. (m)	1,138
10	Zodiac Aerospace (m)	1,041

		32,656

	Germany — 9.4%
27	Allianz SE (m)	3,327
53	BASF SE (m)	4,409
51	Bayer AG (m)	4,487
22	Bayerische Motoren Werke AG (m)	1,793
13	Bilfinger Berger SE (m)	1,309
11	Continental AG (m)	1,105
54	Deutsche Bank AG (m)	2,480
68	Deutsche Post AG (m)	1,341
86	E.ON AG (m)	1,951
51	Freenet AG (m)	841
13	Fresenius SE & Co. KGaA (m)	1,513
11	Linde AG (m)	1,782
47	SAP AG (m)	3,446
15	Siemens AG (m)	1,536
28	Suedzucker AG (m)	1,090

		32,410

	Hong Kong — 2.3%
90	Cheung Kong Holdings Ltd. (m)	1,327
410	China Overseas Land & Investment Ltd. (m)	1,068
320	Hang Lung Properties Ltd. (m)	1,108
125	Hutchison Whampoa Ltd. (m)	1,224
19	Jardine Matheson Holdings Ltd. (m)	1,179
86	Swire Pacific Ltd., Class A (m)	1,011
164	Wharf Holdings Ltd. (m)	1,115

		8,032

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	India — 0.9%
23	HDFC Bank Ltd., ADR (m)	867
25	ICICI Bank Ltd., ADR (m)	969
163	Yes Bank Ltd. (m)	1,243

		3,079

	Indonesia — 0.3%
1,570	Bank Rakyat Indonesia Persero Tbk PT (m)	1,203

	Ireland — 1.1%
139	Glanbia plc (m)	1,321
23	Kerry Group plc, Class A (m)	1,181
88	WPP plc (m)	1,138

		3,640

	Israel — 0.4%
31	Teva Pharmaceutical Industries Ltd., ADR (m)	1,235

	Italy — 1.8%
118	Eni S.p.A. (m)	2,709
84	Pirelli & C. S.p.A. (m)	973
80	Prada S.p.A. (m)	651
234	Snam S.p.A. (m)	1,039
8	Tod’s S.p.A. (m)	921

		6,293

	Japan — 15.6%
101	Anritsu Corp. (m)	1,271
48	Asahi Group Holdings Ltd. (m)	1,102
22	Astellas Pharma, Inc. (m)	1,114
17	Autobacs Seven Co., Ltd. (m)	714
54	Bridgestone Corp. (m)	1,250
28	Canon, Inc. (m)	907
43	Century Tokyo Leasing Corp. (m)	858
134	Chiba Bank Ltd. (The) (m)	783
63	Daihatsu Motor Co., Ltd. (m)	1,103
13	Daito Trust Construction Co., Ltd. (m)	1,332
81	Daiwa House Industry Co., Ltd. (m)	1,228
28	Dena Co., Ltd. (m)	858
23	FamilyMart Co., Ltd. (m)	1,119
8	FANUC Corp. (m)	1,306
214	Fukuoka Financial Group, Inc. (m)	837
193	Hitachi Ltd. (m)	1,024
79	Honda Motor Co., Ltd. (m)	2,372
250	Isuzu Motors Ltd. (m)	1,322
122	ITOCHU Corp. (m)	1,222
20	Itochu Techno-Solutions Corp. (m)	1,045
41	Japan Tobacco, Inc. (m)	1,123
220	JX Holdings, Inc. (m)	1,170
63	Komatsu Ltd. (m)	1,310

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
28	Konami Corp. (m)	650
112	Kubota Corp. (m)	1,145
32	Makita Corp. (m)	1,259
204	Marubeni Corp. (m)	1,322
55	Medipal Holdings Corp. (m)	704
73	Mitsubishi Corp. (m)	1,303
131	Mitsubishi Electric Corp. (m)	979
586	Mitsubishi UFJ Financial Group, Inc. (m)	2,653
54	Mitsui & Co., Ltd. (m)	763
17	Murata Manufacturing Co., Ltd. (m)	817
11	Nidec Corp. (m)	776
24	Nippon Telegraph & Telephone Corp. (m)	1,107
181	Nissan Motor Co., Ltd. (m)	1,513
1	NTT DOCOMO, Inc. (m)	977
12	ORIX Corp. (m)	1,193
94	Sekisui Chemical Co., Ltd. (m)	772
27	Seven & I Holdings Co., Ltd. (m)	839
23	Shin-Etsu Chemical Co., Ltd. (m)	1,304
36	Softbank Corp. (m)	1,150
30	Sugi Holdings Co., Ltd. (m)	1,095
104	Sumitomo Corp. (m)	1,416
65	Sumitomo Mitsui Financial Group, Inc. (m)	1,998
53	Toyota Motor Corp. (m)	2,028

		54,133

	Netherlands — 5.9%
185	Aegon N.V. (m)	1,035
21	Akzo Nobel N.V. (m)	1,125
22	ASML Holding N.V. (m)	1,197
10	Gemalto N.V. (m)	899
224	ING Groep N.V., CVA (a) (m)	1,991
17	Koninklijke DSM N.V. (m)	891
56	Koninklijke Philips Electronics N.V. (m)	1,392
15	Nutreco N.V. (m)	1,153
215	Royal Dutch Shell plc, Class B (m)	7,594
85	Unilever N.V., CVA (m)	3,130

		20,407

	Norway — 1.1%
113	DnB ASA (m)	1,412
60	Petroleum Geo-Services ASA (m)	1,040
67	Telenor ASA (m)	1,325

		3,777

	Singapore — 0.3%
122	Keppel Corp., Ltd. (m)	1,062

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	South Africa — 0.3%
27	Tiger Brands Ltd. (m)	874

	South Korea — 0.7%
5	Hyundai Motor Co. (m)	1,035
1	Samsung Electronics Co., Ltd. (m)	1,274

		2,309

	Spain — 2.0%
46	Amadeus IT Holding S.A., Class A (m)	1,132
205	Banco Bilbao Vizcaya Argentaria S.A. (m)	1,709
44	Endesa S.A. (m)	942
62	Ferrovial S.A. (m)	873
53	Gas Natural SDG S.A. (m)	821
13	Inditex S.A. (m)	1,624

		7,101

	Sweden — 1.0%
36	Electrolux AB, Series B (m)	933
56	NCC AB, Class B (m)	1,046
40	Svenska Handelsbanken AB, Class A (m)	1,369

		3,348

	Switzerland — 9.6%
17	Actelion Ltd. (a) (m)	816
20	Adecco S.A. (a) (m)	974
28	Cie Financiere Richemont S.A., Class A (m)	1,793
113	Credit Suisse Group AG (a) (m)	2,637
2	Galenica AG (m)	927
17	Holcim Ltd. (a) (m)	1,180
117	Nestle S.A. (m)	7,404
86	Novartis AG (m)	5,197
31	Roche Holding AG (m)	5,893
3	Swatch Group AG (The) (m)	1,050
27	Wolseley plc (m)	1,188
123	Xstrata plc (m)	1,943
9	Zurich Insurance Group AG (a) (m)	2,162

		33,164

	Taiwan — 0.2%
54	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	852

	United Kingdom — 21.6%
130	Aberdeen Asset Management plc (m)	681
118	ARM Holdings plc (m)	1,270
48	Associated British Foods plc (m)	1,066
57	AstraZeneca plc (m)	2,661
357	Aviva plc (m)	1,914
228	Balfour Beatty plc (m)	1,162

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
746	Barclays plc (m)	2,757
150	BG Group plc (m)	2,784
18	BHP Billiton plc (m)	579
391	BP plc (m)	2,796
82	British American Tobacco plc (m)	4,073
129	British Land Co. plc (m)	1,099
362	BT Group plc (m)	1,244
145	BTG plc (a) (m)	798
50	Burberry Group plc (m)	951
28	Carnival plc (m)	1,114
233	Centrica plc (m)	1,218
108	Daily Mail & General Trust plc, Class A (m)	834
70	Diageo plc (m)	2,003
117	easyJet plc (m)	1,179
195	GlaxoSmithKline plc (m)	4,380
617	HSBC Holdings plc (m)	6,086
40	Imperial Tobacco Group plc (m)	1,523
152	Inchcape plc (m)	992
40	InterContinental Hotels Group plc (m)	982
657	ITV plc (m)	920
211	J Sainsbury plc (m)	1,210
516	Legal & General Group plc (m)	1,119
205	Marks & Spencer Group plc (m)	1,302
187	Meggitt plc (m)	1,167
89	Persimmon plc (m)	1,147
37	Petrofac Ltd. (m)	951
187	Prudential plc (m)	2,562
27	Resolution Ltd. (m)	96
84	Rio Tinto plc (m)	4,202
29	Spectris plc (m)	810
173	Standard Chartered plc (m)	4,095
1,287	Taylor Wimpey plc (m)	1,272
63	Travis Perkins plc (m)	1,100
45	Tullow Oil plc (m)	1,023
2,074	Vodafone Group plc (m)	5,633

		74,755

	Total Common Stocks (Cost $288,831)	332,309

Preferred Stocks — 1.6%
	Germany — 1.3%
16	Henkel AG & Co. KGaA (m)	1,240
15	Volkswagen AG (m)	3,144

		4,384

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — Continued
	Italy — 0.3%
1,386	Telecom Italia S.p.A. (m)	1,110

	Total Preferred Stocks (Cost $4,427)	5,494

Short-Term Investment — 2.0%
	Investment Company — 2.0%
7,030	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $7,030)	7,030

	Total Investments — 99.6% (Cost $300,288)	344,833
	Other Assets in Excess of Liabilities — 0.4%	1,396

	NET ASSETS — 100.0%	$346,229

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	12.9%
Pharmaceuticals	10.1
Oil, Gas & Consumable Fuels	7.2
Insurance	5.1
Food Products	5.0
Automobiles	4.1
Metals & Mining	3.7
Chemicals	3.2
Trading Companies & Distributors	2.7
Wireless Telecommunication Services	2.5
Real Estate Management & Development	2.4
Beverages	2.3
Capital Markets	2.1
Tobacco	1.9
Textiles, Apparel & Luxury Goods	1.9
Industrial Conglomerates	1.9
Machinery	1.8
Diversified Telecommunication Services	1.7
Food & Staples Retailing	1.7
Hotels, Restaurants & Leisure	1.4
Semiconductors & Semiconductor Equipment	1.3
IT Services	1.3
Construction & Engineering	1.2
Household Durables	1.2
Software	1.2
Auto Components	1.2
Diversified Financial Services	1.2
Electronic Equipment, Instruments & Components	1.1
Specialty Retail	1.0
Others (each less than 1.0%)	11.7
Short-Term Investment	2.0

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

J.P. Morgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CDI	— CHESS Depositary Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EAFE	— Europe, Australasia, and Far East
EUR	— Euro
FDR	— Fiduciary Depositary Receipt
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
NVDR	— Non Voting Depository Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SDR	— Swedish Depositary Receipt
SEK	— Swedish Krona
SGD	— Singapore Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of October 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A of the notes to financial statements are as follows (amounts in thousands):

Fund	Value	Percentage
Emerging Economies Fund	$344,212	78.2%
Emerging Markets Equity Fund	1,552,195	69.2
Global Equity Income Fund	25,085	67.0
Global Opportunities Fund	2,252	48.8
International Equity Fund	995,472	92.8
International Equity Index Fund	559,890	96.1
International Opportunities Fund	791,118	95.5
International Value Fund	2,183,584	95.4
Intrepid International Fund	331,200	96.0

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2012

(Amounts in thousands, except per share amounts)

	Emerging Economies Fund		Emerging Markets Equity Fund		Global Equity Income Fund
ASSETS:
Investments in non-affiliates, at value	$429,883		$2,189,158		$36,452
Investments in affiliates, at value	10,554		54,151		1,001

Total investment securities, at value	440,437		2,243,309		37,453
Cash	346		297		166
Foreign currency, at value	2,368		8,591		25
Receivables:
Investment securities sold	378		10,100		104
Fund shares sold	2,394		4,636		295
Dividends from non-affiliates	845		1,755		80
Dividends from affiliates	1		1		—	(a)
Tax reclaims	—		—		26
Unrealized appreciation on forward foreign currency exchange contracts	—		—		73
Prepaid expenses	18		—		—

Total Assets	446,787		2,268,689		38,222

LIABILITIES:
Payables:
Dividends	—		—		1
Investment securities purchased	237		9,467		209
Fund shares redeemed	82		2,886		2
Unrealized depreciation on forward foreign currency exchange contracts	—		—		55
Accrued liabilities:
Investment advisory fees	372		1,903		6
Administration fees	4		166		—
Shareholder servicing fees	19		388		6
Distribution fees	8		91		2
Custodian and accounting fees	54		224		16
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Transfer agent fees	31		903		2
Audit fees	36		33		36
Other	11		142		20

Total Liabilities	854		16,203		355

Net Assets	$445,933		$2,252,486		$37,867

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Emerging Economies Fund	Emerging Markets Equity Fund	Global Equity Income Fund
NET ASSETS:
Paid-in-Capital	$487,258	$1,946,142	$35,969
Accumulated undistributed (distributions in excess of) net investment income	5,893	12,468	72
Accumulated net realized gains (losses)	(59,742)	(95,729)	(651)
Net unrealized appreciation (depreciation)	12,524	389,605	2,477

Total Net Assets	$445,933	$2,252,486	$37,867

Net Assets:
Class A	$30,356	$281,194	$9,003
Class B	—	6,100	—
Class C	2,088	44,643	646
Class R2	—	—	461
Class R5	331,032	—	465
Institutional Class	—	629,223	—
Select Class	82,457	1,291,326	27,292

Total	$445,933	$2,252,486	$37,867

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,358	12,778	637
Class B	—	282	—
Class C	164	2,082	46
Class R2	—	—	33
Class R5	25,579	—	33
Institutional Class	—	27,780	—
Select Class	6,386	57,652	1,929

Net Asset Value (a):
Class A — Redemption price per share	$12.88	$22.01	$14.12
Class B — Offering price per share (b)	—	21.59	—
Class C — Offering price per share (b)	12.72	21.44	14.11
Class R2 — Offering and redemption price per share	—	—	14.12
Class R5 — Offering and redemption price per share	12.94	—	14.15
Institutional Class — Offering and redemption price per share	—	22.65	—
Select Class — Offering and redemption price per share	12.91	22.40	14.14
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.59	$23.23	$14.90

Cost of investments in non-affiliates	$417,387	$1,799,591	$33,992
Cost of investments in affiliates	10,554	54,151	1,001
Cost of foreign currency	2,364	8,555	25

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands, except per share amounts)

	Global Opportunities Fund		International Equity Fund		International Equity Index Fund
ASSETS:
Investments in non-affiliates, at value	$4,616		$1,036,064		$579,092
Investments in affiliates, at value	—		37,183		3,425

Total investment securities, at value	4,616		1,073,247		582,517
Cash	36		136		575
Foreign currency, at value	13		19		904
Deposits at broker for futures contracts	—		—		335
Receivables:
Investment securities sold	8		—		—
Fund shares sold	—		966		416
Dividends from non-affiliates	6		2,120		1,235
Dividends from affiliates	—		4		—	(a)
Tax reclaims	3		1,459		488
Variation margin on futures contracts	—		—		35
Unrealized appreciation on forward foreign currency exchange contracts	5		—		—
Due from Advisor	16		—		—

Total Assets	4,703		1,077,951		586,505

LIABILITIES:
Payables:
Investment securities purchased	10		—		—
Fund shares redeemed	—		855		461
Unrealized depreciation on forward foreign currency exchange contracts	15		—		—
Accrued liabilities:
Investment advisory fees	—		654		273
Administration fees	—		—		43
Shareholder servicing fees	1		72		26
Distribution fees	1		34		33
Custodian and accounting fees	15		47		55
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	2
Transfer agent fees	3		149		137
Audit fees	34		36		30
Other	1		69		52

Total Liabilities	80		1,916		1,112

Net Assets	$4,623		$1,076,035		$585,393

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Global Opportunities Fund	International Equity Fund	International Equity Index Fund
NET ASSETS:
Paid-in-Capital	$5,247	$943,422	$462,314
Accumulated undistributed (distributions in excess of) net investment income	93	1,414	9,952
Accumulated net realized gains (losses)	(1,128)	(32,514)	(91,484)
Net unrealized appreciation (depreciation)	411	163,713	204,611

Total Net Assets	$4,623	$1,076,035	$585,393

Net Assets:
Class A	$1,300	$98,274	$96,191
Class B	—	2,164	3,060
Class C	415	17,873	16,291
Class R2	56	721	786
Class R5	100	63,767	—
Class R6	56	682,861	—
Select Class	2,696	210,375	469,065

Total	$4,623	$1,076,035	$585,393

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	97	7,355	5,580
Class B	—	167	192
Class C	31	1,399	977
Class R2	4	54	46
Class R5	7	4,716	—
Class R6	4	50,520	—
Select Class	200	15,558	27,015

Net Asset Value (a):
Class A — Redemption price per share	$13.48	$13.36	$17.24
Class B — Offering price per share (b)	—	12.93	15.91
Class C — Offering price per share (b)	13.39	12.78	16.68
Class R2 — Offering and redemption price per share	13.37	13.31	17.03
Class R5 — Offering and redemption price per share	13.51	13.52	—
Class R6 — Offering and redemption price per share	13.51	13.52	—
Select Class — Offering and redemption price per share	13.50	13.52	17.36
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.23	$14.10	$18.20

Cost of investments in non-affiliates	$4,195	$872,367	$374,503
Cost of investments in affiliates	—	37,183	3,425
Cost of foreign currency	13	18	852

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands, except per share amounts)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$808,291	$2,222,624	$337,803
Investments in affiliates, at value	20,262	65,639	7,030

Total investment securities, at value	828,553	2,288,263	344,833
Cash	2,134	123	732
Foreign currency, at value	24	1,019	116
Deposits at broker for futures contracts	—	1,793	—
Receivables:
Investment securities sold	13,173	5,841	696
Fund shares sold	599	6,849	214
Dividends from non-affiliates	2,000	6,950	854
Dividends from affiliates	2	5	1
Tax reclaims	536	2,343	260
Variation margin on futures contracts	—	116	—
Unrealized appreciation on forward foreign currency exchange contracts	4,039	8,496	—

Total Assets	851,060	2,321,798	347,706

LIABILITIES:
Payables:
Investment securities purchased	8,456	16,665	954
Fund shares redeemed	720	26,495	117
Variation margin on futures contracts	40	—	—
Unrealized depreciation on forward foreign currency exchange contracts	6,000	8,441	—
Accrued liabilities:
Investment advisory fees	419	1,161	246
Administration fees	61	80	11
Shareholder servicing fees	25	396	9
Distribution fees	15	38	7
Custodian and accounting fees	42	90	39
Trustees’ and Chief Compliance Officer’s fees	1	5	1
Other	96	1,005	93

Total Liabilities	15,875	54,376	1,477

Net Assets	$835,185	$2,267,422	$346,229

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	International Opportunities Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid-in-Capital	$866,779	$2,634,238	$868,841
Accumulated undistributed (distributions in excess of) net investment income	18,370	50,317	5,150
Accumulated net realized gains (losses)	(90,022)	(607,587)	(572,287)
Net unrealized appreciation (depreciation)	40,058	190,454	44,525

Total Net Assets	$835,185	$2,267,422	$346,229

Net Assets:
Class A	$67,472	$124,691	$32,231
Class B	462	2,932	—
Class C	531	14,311	875
Class R2	—	881	81
Class R6	692,117	25,945	—
Institutional Class	41,574	639,798	303,575
Select Class	33,029	1,458,864	9,467

Total	$835,185	$2,267,422	$346,229

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	5,418	10,241	2,027
Class B	37	244	—
Class C	44	1,209	55
Class R2	—	73	5
Class R6	54,537	2,095	—
Institutional Class	3,275	51,683	18,695
Select Class	2,613	118,558	575

Net Asset Value (a):
Class A — Redemption price per share	$12.45	$12.18	$15.90
Class B — Offering price per share (b)	12.46	12.03	—
Class C — Offering price per share (b)	12.15	11.84	16.00
Class R2 — Offering and redemption price per share	—	11.99	15.74
Class R6 — Offering and redemption price per share	12.69	12.38	—
Institutional Class — Offering and redemption price per share	12.69	12.38	16.24
Select Class — Offering and redemption price per share	12.64	12.31	16.46
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.14	$12.85	$16.78

Cost of investments in non-affiliates	$766,198	$2,032,455	$293,258
Cost of investments in affiliates	20,262	65,639	7,030
Cost of foreign currency	19	1,011	116

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2012

(Amounts in thousands)

	Emerging Economies Fund	Emerging Markets Equity Fund	Global Equity Income Fund
INVESTMENT INCOME:
Interest income from affiliates	$10	$5	$—
Dividend income from non-affiliates	12,766	50,138	1,318
Dividend income from affiliates	12	64	1
Foreign taxes withheld	(864)	(2,866)	(86)

Total investment income	11,924	47,341	1,233

EXPENSES:
Investment advisory fees	3,789	21,956	226
Administration fees	330	1,916	25
Distribution fees:
Class A	78	663	5
Class B	—	51	—
Class C	10	325	4
Class R2	—	—	2
Shareholder servicing fees:
Class A	78	663	5
Class B	—	17	—
Class C	3	109	1
Class R2	—	—	1
Class R5	134	—	— (a)
Institutional Class	—	593	—
Select Class	195	3,217	62
Custodian and accounting fees	376	1,581	90
Professional fees	69	105	76
Interest expense to affiliates	10	10	—
Trustees’ and Chief Compliance Officer’s fees	4	24	— (a)
Printing and mailing costs	29	412	8
Registration and filing fees	35	108	71
Transfer agent fees	143	2,841	9
Offering costs	—	—	37
Other	9	11	6

Total expenses	5,292	34,602	628

Less amounts waived	(463)	(103)	(256)
Less expense reimbursements	—	—	(80)

Net expenses	4,829	34,499	292

Net investment income (loss)	7,095	12,842	941

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(40,826)	(85,057)	(502)
Futures	—	—	(7)
Foreign currency transactions	(411)	(26)	70

Net realized gain (loss)	(41,237)	(85,083)	(439)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	45,941	161,675	2,639
Foreign currency translations	23	11	22

Change in net unrealized appreciation/depreciation	45,964	161,686	2,661

Net realized/unrealized gains (losses)	4,727	76,603	2,222

Change in net assets resulting from operations	$11,822	$89,445	$3,163

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Global Opportunities Fund	International Equity Fund	International Equity Index Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$— (a)	$— (a)
Dividend income from non-affiliates	127	28,514	21,117
Dividend income from affiliates	— (a)	42	6
Other income	—	154	293
Foreign taxes withheld	(6)	(1,966)	(1,992)

Total investment income	121	26,744	19,424

EXPENSES:
Investment advisory fees	27	6,976	3,205
Administration fees	4	760	509
Distribution fees:
Class A	3	230	233
Class B	—	18	26
Class C	3	137	115
Class R2 (b)	— (a)	2	3
Shareholder servicing fees:
Class A	3	230	233
Class B	—	6	9
Class C	1	46	39
Class R2 (b)	— (a)	1	1
Class R5	— (a)	29	—
Select Class	7	481	1,175
Custodian and accounting fees	102	268	427
Professional fees	80	80	81
Interest expense to affiliates	—	—	1
Trustees’ and Chief Compliance Officer’s fees	— (a)	9	2
Printing and mailing costs	14	94	85
Registration and filing fees	81	103	62
Transfer agent fees	13	426	354
Other	12	18	12

Total expenses	350	9,914	6,572

Less amounts waived	(31)	(1,727)	(1,385)
Less expense reimbursements	(268)	—	—

Net expenses	51	8,187	5,187

Net investment income (loss)	70	18,557	14,237

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(202)	(9,003)	(8,736)
Futures	6	—	1,331
Foreign currency transactions	40	185	135

Net realized gain (loss)	(156)	(8,818)	(7,270)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	464	65,491	23,626 (c)
Futures	—	—	(869)
Foreign currency translations	(15)	(136)	(2)

Change in net unrealized appreciation/depreciation	449	65,355	22,755

Net realized/unrealized gains (losses)	293	56,537	15,485

Change in net assets resulting from operations	$363	$75,094	$29,722

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 1, 2011 for Global Opportunities Fund.
(c)	Net of change in India capital gains tax of approximately $5,000 for International Equity Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2012 (continued)

(Amounts in thousands)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$1	$—
Dividend income from non-affiliates	23,142	89,493	9,544
Dividend income from affiliates	21	55	10
Other income	35	118	—
Foreign taxes withheld	(1,553)	(6,167)	(639)

Total investment income	21,645	83,500	8,915

EXPENSES:
Investment advisory fees	3,874	12,530	2,400
Administration fees	563	1,822	246
Distribution fees:
Class A	131	289	78
Class B	4	23	—
Class C	4	114	7
Class R2	—	4	— (a)
Shareholder servicing fees:
Class A	131	289	78
Class B	1	8	—
Class C	2	38	2
Class R2	—	2	— (a)
Institutional Class	39	589	240
Select Class	72	3,368	26
Custodian and accounting fees	278	589	230
Professional fees	79	96	81
Interest expense to affiliates	—	8	—
Trustees’ and Chief Compliance Officer’s fees	7	22	3
Printing and mailing costs	53	388	7
Registration and filing fees	61	170	66
Transfer agent fees	212	2,583	105
Other	4	9	3

Total expenses	5,515	22,941	3,572

Less amounts waived	(35)	(570)	(571)

Net expenses	5,480	22,371	3,001

Net investment income (loss)	16,165	61,129	5,914

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(18,074)	(144,254)	(13,119)
Futures	88	1,586	—
Foreign currency transactions	3,207	1,205	(48)

Net realized gain (loss)	(14,779)	(141,463)	(13,167)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	49,165	190,677	24,813
Futures	(40)	287	—
Foreign currency translations	(1,675)	(4,635)	(47)

Change in net unrealized appreciation/depreciation	47,450	186,329	24,766

Net realized/unrealized gains (losses)	32,671	44,866	11,599

Change in net assets resulting from operations	$48,836	$105,995	$17,513

(a)	Amount rounds to less than $1,000

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,095	$4,223	$12,842	$10,581
Net realized gain (loss)	(41,237)	(16,884)	(85,083)	(16)
Change in net unrealized appreciation/depreciation	45,964	(34,905)	161,686	(226,329)

Change in net assets resulting from operations	11,822	(47,566)	89,445	(215,764)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(404)	— (a)	—	(1,007)
Class C
From net investment income	(7)	—	—	(39)
Class R5
From net investment income	(3,406)	(248)	—	—
Institutional Class
From net investment income	—	—	(1,158)	(3,282)
Select Class
From net investment income	(1,054)	(126)	(767)	(5,259)

Total distributions to shareholders	(4,871)	(374)	(1,925)	(9,587)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	92,749	386,712	1,200	644,976

NET ASSETS:
Change in net assets	99,700	338,772	88,720	419,625
Beginning of period	346,233	7,461	2,163,766	1,744,141

End of period	$445,933	$346,233	$2,252,486	$2,163,766

Accumulated undistributed (distributions in excess of) net investment income	$5,893	$3,911	$12,468	$1,577

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund		Global Opportunities Fund
	Year Ended 10/31/2012	Period Ended 10/31/2011(a)	Year Ended 10/31/2012	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$941	$75	$70	$39
Net realized gain (loss)	(439)	(146)	(156)	(240)
Change in net unrealized appreciation/depreciation	2,661	(184)	449	(512)

Change in net assets resulting from operations	3,163	(255)	363	(713)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(55)	(2)	(14)	(9)
Class C
From net investment income	(15)	(1)	(4)	(3)
Class R2 (b)
From net investment income	(13)	(1)	(1)	—
Class R5
From net investment income	(16)	(1)	(2)	(2)
Class R6 (b)
From net investment income	—	—	(1)	—
Select Class
From net investment income	(846)	(64)	(41)	(45)

Total distributions to shareholders	(945)	(69)	(63)	(59)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	32,705	3,268	(216)	2,168

NET ASSETS:
Change in net assets	34,923	2,944	84	1,396
Beginning of period	2,944	—	4,539	3,143

End of period	$37,867	$2,944	$4,623	$4,539

Accumulated undistributed (distributions in excess of) net investment income	$72	$6	$93	$46

(a)	Commencement of operations was February 28, 2011.
(b)	Commencement of offering of class of shares effective November 1, 2011 for Global Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	International Equity Fund		International Equity Index Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$18,557	$13,038	$14,237	$15,743
Net realized gain (loss)	(8,818)	(3,838)	(7,270)	11,150
Change in net unrealized appreciation/depreciation	65,355	(42,482)	22,755	(92,735)

Change in net assets resulting from operations	75,094	(33,282)	29,722	(65,842)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,450)	(2,093)	(2,361)	(2,889)
Class B
From net investment income	(29)	(39)	(68)	(107)
Class C
From net investment income	(225)	(276)	(261)	(307)
Class R2
From net investment income	(4)	(1)	(11)	(5)
Class R5
From net investment income	(1,179)	(1,018)	—	—
Class R6 (a)
From net investment income	(11,257)	(5,557)	—	—
Select Class
From net investment income	(3,509)	(3,854)	(13,654)	(13,161)

Total distributions to shareholders	(17,653)	(12,838)	(16,355)	(16,469)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	313,506	108,846	(49,829)	38,549

NET ASSETS:
Change in net assets	370,947	62,726	(36,462)	(43,762)
Beginning of period	705,088	642,362	621,855	665,617

End of period	$1,076,035	$705,088	$585,393	$621,855

Accumulated undistributed (distributions in excess of) net investment income	$1,414	$325	$9,952	$10,590

(a)	Commencement of offering of class of shares effective November 30, 2010 for International Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Opportunities Fund		International Value Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,165	$8,748	$61,129	$45,281
Net realized gain (loss)	(14,779)	(1,059)	(141,463)	46,593
Change in net unrealized appreciation/depreciation	47,450	(46,324)	186,329	(258,093)

Change in net assets resulting from operations	48,836	(38,635)	105,995	(166,219)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,463)	(363)	(3,673)	(4,623)
Class B
From net investment income	(11)	(16)	(89)	(129)
Class C
From net investment income	(11)	(19)	(433)	(534)
Class R2
From net investment income	—	—	(20)	(37)
Class R6 (a)
From net investment income	(12,897)	(1)	(2)	(2)
Institutional Class
From net investment income	(1,204)	(7,005)	(19,820)	(15,255)
Select Class
From net investment income	(791)	(794)	(48,068)	(31,789)

Total distributions to shareholders	(16,377)	(8,198)	(72,105)	(52,369)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	312,142	218,691	139,907	777,579

NET ASSETS:
Change in net assets	344,601	171,858	173,797	558,991
Beginning of period	490,584	318,726	2,093,625	1,534,634

End of period	$835,185	$490,584	$2,267,422	$2,093,625

Accumulated undistributed (distributions in excess of) net investment income	$18,370	$15,375	$50,317	$60,088

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Intrepid International Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,914	$3,656
Net realized gain (loss)	(13,167)	713
Change in net unrealized appreciation/depreciation	24,766	(17,717)

Change in net assets resulting from operations	17,513	(13,348)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(328)	(518)
Class C
From net investment income	(2)	(12)
Class R2
From net investment income	(1)	(1)
Institutional Class
From net investment income	(3,168)	(2,372)
Select Class
From net investment income	(144)	(152)

Total distributions to shareholders	(3,643)	(3,055)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	108,810	88,261

NET ASSETS:
Change in net assets	122,680	71,858
Beginning of period	223,549	151,691

End of period	$346,229	$223,549

Accumulated undistributed (distributions in excess of) net investment income	$5,150	$2,927

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$17,345	$57,936	$115,445	$175,609
Dividends and distributions reinvested	404	— (a)	—	937
Cost of shares redeemed	(31,488)	(7,318)	(110,590)	(133,303)
Redemption fees	—	— (a)	—	7

Change in net assets resulting from Class A capital transactions	$(13,739)	$50,618	$4,855	$43,250

Class B
Proceeds from shares issued	$—	$—	$212	$646
Cost of shares redeemed	—	—	(1,932)	(2,980)
Redemption fees	—	—	—	— (a)

Change in net assets resulting from Class B capital transactions	$—	$—	$(1,720)	$(2,334)

Class C
Proceeds from shares issued	$2,046	$460	$10,193	$21,953
Dividends and distributions reinvested	7	—	—	33
Cost of shares redeemed	(483)	(9)	(10,395)	(14,028)
Redemption fees	—	— (a)	—	1

Change in net assets resulting from Class C capital transactions	$1,570	$451	$(202)	$7,959

Class R5
Proceeds from shares issued	$175,434	$261,420	$—	$—
Dividends and distributions reinvested	3,406	248	—	—
Cost of shares redeemed	(80,783)	(3,561)	—	—
Redemption fees	—	1	—	—

Change in net assets resulting from Class R5 capital transactions	$98,057	$258,108	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$208,354	$280,763
Dividends and distributions reinvested	—	—	934	2,114
Cost of shares redeemed	—	—	(200,452)	(138,088)
Redemption fees	—	—	—	15

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$8,836	$144,804

Select Class
Proceeds from shares issued	$32,183	$93,995	$507,533	$804,392
Dividends and distributions reinvested	64	55	569	2,409
Cost of shares redeemed	(25,386)	(16,516)	(518,671)	(355,531)
Redemption fees	—	1	—	27

Change in net assets resulting from Select Class capital transactions	$6,861	$77,535	$(10,569)	$451,297

Total change in net assets resulting from capital transactions	$92,749	$386,712	$1,200	$644,976

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	1,350	3,985	5,368	7,727
Reinvested	35	— (a)	—	40
Redeemed	(2,467)	(549)	(5,178)	(5,970)

Change in Class A Shares	(1,082)	3,436	190	1,797

Class B
Issued	—	—	10	28
Redeemed	—	—	(92)	(131)

Change in Class B Shares	—	—	(82)	(103)

Class C
Issued	160	38	479	960
Reinvested	1	—	—	2
Redeemed	(38)	(1)	(501)	(629)

Change in Class C Shares	123	37	(22)	333

Class R5
Issued	13,598	18,199	—	—
Reinvested	292	17	—	—
Redeemed	(6,289)	(242)	—	—

Change in Class R5 Shares	7,601	17,974	—	—

Institutional Class
Issued	—	—	9,474	12,015
Reinvested	—	—	46	88
Redeemed	—	—	(9,257)	(5,960)

Change in Institutional Class Shares	—	—	263	6,143

Select Class
Issued	2,538	6,525	23,388	34,906
Reinvested	5	4	28	102
Redeemed	(1,977)	(1,234)	(24,162)	(15,495)

Change in Select Class Shares	566	5,295	(746)	19,513

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund			Global Opportunities Fund
	Year Ended 10/31/2012	Period Ended 10/31/2011 (a)		Year Ended 10/31/2012	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,224	$129		$416	$2,535
Dividends and distributions reinvested	55	2		15	9
Cost of shares redeemed	(450)	—	(b)	(690)	(1,026)
Redemption fees	—	—		—	—	(b)

Change in net assets resulting from Class A capital transactions	$8,829	$131		$(259)	$1,518

Class C
Proceeds from shares issued	$530	$64		$67	$354
Dividends and distributions reinvested	14	1		4	3
Cost of shares redeemed	— (a)	—		(116)	(65)
Redemption fees	—	—		—	—	(b)

Change in net assets resulting from Class C capital transactions	$544	$65		$(45)	$292

Class R2 (c)
Proceeds from shares issued	$367	$50		$50	$—
Dividends and distributions reinvested	13	1		1	—

Change in net assets resulting from Class R2 capital transactions	$380	$51		$51	$—

Class R5
Proceeds from shares issued	$367	$50		$—	$—
Dividends and distributions reinvested	16	1		2	2
Redemption fees	—	—		—	—	(b)

Change in net assets resulting from Class R5 capital transactions	$383	$51		$2	$2

Class R6 (c)
Proceeds from shares issued	$—	$—		$50	$—
Dividends and distributions reinvested	—	—		1	—

Change in net assets resulting from Class R6 capital transactions	$—	$—		$51	$—

Select Class
Proceeds from shares issued	$21,742	$2,921		$78	$1,504
Dividends and distributions reinvested	839	64		40	45
Cost of shares redeemed	(12)	(15)		(134)	(1,193)
Redemption fees	—	—		—	—	(b)

Change in net assets resulting from Select Class capital transactions	$22,569	$2,970		$(16)	$356

Total change in net assets resulting from capital transactions	$32,705	$3,268		$(216)	$2,168

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Global Equity Income Fund			Global Opportunities Fund
	Year Ended 10/31/2012	Period Ended 10/31/2011 (a)		Year Ended 10/31/2012	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	656	9		32	179
Reinvested	4	—	(b)	1	1
Redeemed	(32)	—	(b)	(54)	(83)

Change in Class A Shares	628	9		(21)	97

Class C
Issued	41	4		5	25
Reinvested	1	—	(b)	— (b)	—	(b)
Redeemed	— (b)	—		(9)	(5)

Change in Class C Shares	42	4		(4)	20

Class R2 (c)
Issued	29	3		4	—
Reinvested	1	—	(b)	— (b)	—

Change in Class R2 Shares	30	3		4	—

Class R5
Issued	29	3		—	—
Reinvested	1	—	(b)	— (b)	—	(b)

Change in Class R5 Shares	30	3		— (b)	—	(b)

Class R6 (c)
Issued	—	—		4	—
Reinvested	—	—		— (b)	—

Change in Class R6 Shares	—	—		4	—

Select Class
Issued	1,669	195		6	100
Reinvested	62	5		4	3
Redeemed	(1)	(1)		(11)	(82)

Change in Select Class Shares	1,730	199		(1)	21

(a)	Commencement of operations was February 28, 2011.
(b)	Amount rounds to less than 1,000.
(c)	Commencement of offering of class of shares effective November 1, 2011 for Global Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Fund		International Equity Index Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$45,000	$57,126	$26,703	$32,815
Dividends and distributions reinvested	1,404	2,039	2,272	2,661
Cost of shares redeemed	(57,239)	(77,591)	(33,906)	(46,940)
Redemption fees	—	2	—	2

Change in net assets resulting from Class A capital transactions	$(10,835)	$(18,424)	$(4,931)	$(11,462)

Class B
Proceeds from shares issued	$50	$195	$42	$150
Dividends and distributions reinvested	23	29	67	101
Cost of shares redeemed	(853)	(1,809)	(1,257)	(2,032)
Redemption fees	—	— (a)	—	— (a)

Change in net assets resulting from Class B capital transactions	$(780)	$(1,585)	$(1,148)	$(1,781)

Class C
Proceeds from shares issued	$2,504	$4,209	$4,855	$7,301
Dividends and distributions reinvested	149	175	245	272
Cost of shares redeemed	(5,942)	(6,116)	(4,620)	(8,092)
Redemption fees	—	— (a)	—	— (a)

Change in net assets resulting from Class C capital transactions	$(3,289)	$(1,732)	$480	$(519)

Class R2
Proceeds from shares issued	$662	$—	$539	$337
Dividends and distributions reinvested	2	1	3	1
Cost of shares redeemed	(57)	—	(243)	(100)
Redemption fees	—	— (a)	—	— (a)

Change in net assets resulting from Class R2 capital transactions	$607	$1	$299	$238

Class R5
Proceeds from shares issued	$22,598	$51,189	$—	$—
Dividends and distributions reinvested	1,179	1,018	—	—
Cost of shares redeemed	(9,719)	(253,227)	—	—
Redemption fees	—	1	—	—

Change in net assets resulting from Class R5 capital transactions	$14,058	$(201,019)	$—	$—

Class R6 (b)
Proceeds from shares issued	$329,320	$406,486	$—	$—
Dividends and distributions reinvested	11,257	5,557	—	—
Cost of shares redeemed	(37,992)	(37,435)	—	—
Redemption fees	—	5	—	—

Change in net assets resulting from Class R6 capital transactions	$302,585	$374,613	$—	$—

Select Class
Proceeds from shares issued	$63,016	$66,352	$45,653	$134,004
Dividends and distributions reinvested	2,202	2,337	1,712	2,114
Cost of shares redeemed	(54,058)	(111,701)	(91,894)	(84,055)
Redemption fees	—	4	—	10

Change in net assets resulting from Select Class capital transactions	$11,160	$(43,008)	$(44,529)	$52,073

Total change in net assets resulting from capital transactions	$313,506	$108,846	$(49,829)	$38,549

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	International Equity Fund		International Equity Index Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	3,527	4,149	1,627	1,752
Reinvested	111	146	148	144
Redeemed	(4,441)	(5,922)	(2,081)	(2,534)

Change in Class A Shares	(803)	(1,627)	(306)	(638)

Class B
Issued	3	15	2	8
Reinvested	2	2	5	6
Redeemed	(69)	(136)	(83)	(116)

Change in Class B Shares	(64)	(119)	(76)	(102)

Class C
Issued	207	316	304	397
Reinvested	12	13	16	15
Redeemed	(492)	(475)	(291)	(450)

Change in Class C Shares	(273)	(146)	29	(38)

Class R2
Issued	53	—	33	20
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	(4)	—	(15)	(5)

Change in Class R2 Shares	49	— (a)	18	15

Class R5
Issued	1,799	3,905	—	—
Reinvested	92	74	—	—
Redeemed	(757)	(18,263)	—	—

Change in Class R5 Shares	1,134	(14,284)	—	—

Class R6 (b)
Issued	25,388	29,470	—	—
Reinvested	881	402	—	—
Redeemed	(2,974)	(2,647)	—	—

Change in Class R6 Shares	23,295	27,225	—	—

Select Class
Issued	4,933	4,873	2,866	7,136
Reinvested	172	167	111	114
Redeemed	(4,163)	(8,211)	(5,614)	(4,537)

Change in Select Class Shares	942	(3,171)	(2,637)	2,713

(a)	Amount rounds to less than 1,000.
(b)	Commencement of offering of class of shares effective November 30, 2010 for International Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Opportunities Fund		International Value Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$37,212	$55,121	$49,899	$75,529
Dividends and distributions reinvested	1,455	351	3,261	3,776
Cost of shares redeemed	(21,984)	(14,020)	(44,716)	(97,178)
Redemption fees	—	— (a)	—	2

Change in net assets resulting from Class A capital transactions	$16,683	$41,452	$8,444	$(17,871)

Class B
Proceeds from shares issued	$19	$341	$43	$207
Dividends and distributions reinvested	10	14	75	101
Cost of shares redeemed	(289)	(506)	(770)	(1,696)
Redemption fees	—	— (a)	—	— (a)

Change in net assets resulting from Class B capital transactions	$(260)	$(151)	$(652)	$(1,388)

Class C
Proceeds from shares issued	$87	$276	$2,699	$3,898
Dividends and distributions reinvested	9	13	274	302
Cost of shares redeemed	(166)	(478)	(5,245)	(5,488)
Redemption fees	—	— (a)	—	1

Change in net assets resulting from Class C capital transactions	$(70)	$(189)	$(2,272)	$(1,287)

Class R2
Proceeds from shares issued	$—	$—	$385	$692
Dividends and distributions reinvested	—	—	10	11
Cost of shares redeemed	—	—	(222)	(821)
Redemption fees	—	—	—	— (a)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$173	$(118)

Class R6 (b)
Proceeds from shares issued	$312,227	$428,154	$33,126	$50
Dividends and distributions reinvested	12,897	1	2	2
Cost of shares redeemed	(33,425)	(20,282)	(9,200)	—
Redemption fees	—	1	—	— (a)

Change in net assets resulting from Class R6 capital transactions	$291,699	$407,874	$23,928	$52

Institutional Class
Proceeds from shares issued	$9,873	$36,085	$256,917	$308,897
Dividends and distributions reinvested	788	6,602	14,739	10,471
Cost of shares redeemed	(10,083)	(274,069)	(190,594)	(138,436)
Redemption fees	—	— (a)	—	7

Change in net assets resulting from Institutional Class capital transactions	$578	$(231,382)	$81,062	$180,939

Select Class
Proceeds from shares issued	$13,694	$10,527	$551,695	$933,257
Dividends and distributions reinvested	516	474	29,315	2,710
Cost of shares redeemed	(10,698)	(9,914)	(551,786)	(318,731)
Redemption fees	—	— (a)	—	16

Change in net assets resulting from Select Class capital transactions	$3,512	$1,087	$29,224	$617,252

Total change in net assets resulting from capital transactions	$312,142	$218,691	$139,907	$777,579

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	International Opportunities Fund		International Value Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	3,125	4,021	4,264	5,652
Reinvested	132	27	297	290
Redeemed	(1,828)	(1,112)	(3,776)	(7,207)

Change in Class A Shares	1,429	2,936	785	(1,265)

Class B
Issued	1	26	4	15
Reinvested	1	1	7	8
Redeemed	(24)	(40)	(66)	(129)

Change in Class B Shares	(22)	(13)	(55)	(106)

Class C
Issued	8	21	236	299
Reinvested	1	1	26	24
Redeemed	(14)	(39)	(462)	(424)

Change in Class C Shares	(5)	(17)	(200)	(101)

Class R2
Issued	—	—	33	53
Reinvested	—	—	1	1
Redeemed	—	—	(19)	(61)

Change in Class R2 Shares	—	—	15	(7)

Class R6 (b)
Issued	25,578	32,025	2,821	4
Reinvested	1,153	— (a)	— (a)	— (a)
Redeemed	(2,807)	(1,412)	(730)	—

Change in Class R6 Shares	23,924	30,613	2,091	4

Institutional Class
Issued	808	2,718	21,768	22,968
Reinvested	70	499	1,323	793
Redeemed	(828)	(20,291)	(15,861)	(10,335)

Change in Institutional Class Shares	50	(17,074)	7,230	13,426

Select Class
Issued	1,131	788	46,604	70,086
Reinvested	46	36	2,644	206
Redeemed	(908)	(764)	(46,673)	(24,224)

Change in Select Class Shares	269	60	2,575	46,068

(a)	Amount rounds to less than 1,000.
(b)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid International Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,357	$32,879
Dividends and distributions reinvested	317	490
Cost of shares redeemed	(9,553)	(23,302)
Redemption fees	—	— (a)

Change in net assets resulting from Class A capital transactions	$(879)	$10,067

Class C
Proceeds from shares issued	$154	$147
Dividends and distributions reinvested	2	10
Cost of shares redeemed	(332)	(534)
Redemption fees	—	— (a)

Change in net assets resulting from Class C capital transactions	$(176)	$(377)

Class R2
Proceeds from shares issued	$2	$55
Dividends and distributions reinvested	1	1
Cost of shares redeemed	(32)	(5)
Redemption fees	—	— (a)

Change in net assets resulting from Class R2 capital transactions	$(29)	$51

Institutional Class
Proceeds from shares issued	$115,082	$104,518
Dividends and distributions reinvested	2,649	1,682
Cost of shares redeemed	(4,834)	(14,018)
Redemption fees	—	1

Change in net assets resulting from Institutional Class capital transactions	$112,897	$92,183

Select Class
Proceeds from shares issued	$1,207	$899
Dividends and distributions reinvested	20	16
Cost of shares redeemed	(4,230)	(14,578)
Redemption fees	—	— (a)

Change in net assets resulting from Select Class capital transactions	$(3,003)	$(13,663)

Total change in net assets resulting from capital transactions	$108,810	$88,261

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Intrepid International Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	551	1,952
Reinvested	22	29
Redeemed	(631)	(1,340)

Change in Class A Shares	(58)	641

Class C
Issued	12	7
Reinvested	— (a)	1
Redeemed	(23)	(32)

Change in Class C Shares	(11)	(24)

Class R2
Issued	— (a)	3
Reinvested	— (a)	— (a)
Redeemed	(2)	— (a)

Change in Class R2 Shares	(2)	3

Institutional Class
Issued	7,445	6,221
Reinvested	184	99
Redeemed	(315)	(829)

Change in Institutional Class Shares	7,314	5,491

Select Class
Issued	77	52
Reinvested	1	1
Redeemed	(274)	(836)

Change in Select Class Shares	(196)	(783)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Economies Fund
Class A
Year Ended October 31, 2012	$12.65	$0.17	(e)	$0.21	$0.38	$(0.15)	$—
Year Ended October 31, 2011	13.91	0.20	(e)	(1.44)	(1.24)	(0.02)	—	(f)
Year Ended October 31, 2010	10.47	0.11	(e)	3.60	3.71	(0.27)	—
Year Ended October 31, 2009	7.14	0.18		3.42	3.60	(0.27)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.20		(8.06)	(7.86)	—	—

Class C
Year Ended October 31, 2012	12.58	0.15	(e)	0.15	0.30	(0.16)	—
Year Ended October 31, 2011	13.87	0.08	(e)	(1.37)	(1.29)	—	—	(f)
Year Ended October 31, 2010	10.46	0.05	(e)	3.59	3.64	(0.23)	—
Year Ended October 31, 2009	7.11	0.14		3.43	3.57	(0.22)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.16		(8.05)	(7.89)	—	—

Class R5
Year Ended October 31, 2012	12.71	0.25	(e)	0.18	0.43	(0.20)	—
Year Ended October 31, 2011	13.93	0.30	(e)	(1.47)	(1.17)	(0.05)	—	(f)
Year Ended October 31, 2010	10.48	0.17	(e)	3.59	3.76	(0.31)	—
Year Ended October 31, 2009	7.16	0.22		3.41	3.63	(0.31)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.24		(8.08)	(7.84)	—	—

Select Class
Year Ended October 31, 2012	12.68	0.22	(e)	0.18	0.40	(0.17)	—
Year Ended October 31, 2011	13.92	0.25	(e)	(1.45)	(1.20)	(0.04)	—	(f)
Year Ended October 31, 2010	10.48	0.14	(e)	3.59	3.73	(0.29)	—
Year Ended October 31, 2009	7.15	0.20		3.42	3.62	(0.29)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.23		(8.08)	(7.85)	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.
(h)	Includes interest expense of 0.01%.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate* (b)

$12.88	3.15%	$30,356	1.65%		1.37%	1.76%		72%
12.65	(8.93)	43,519	1.75		1.50	1.75		84
13.91	36.12	49	1.85		0.96	3.99		156
10.47	52.59	36	1.85		2.27	5.59		141
7.14	(52.40)	24	1.86	(h)	2.37	5.30	(i)	110

12.72	2.54	2,088	2.12		1.21	2.27		72
12.58	(9.30)	516	2.28		0.57	2.32		84
13.87	35.33	49	2.35		0.46	4.49		156
10.46	51.98	36	2.35		1.77	6.08		141
7.11	(52.60)	24	2.36	(h)	1.86	5.81	(i)	110

12.94	3.53	331,032	1.19		1.99	1.31		72
12.71	(8.45)	228,411	1.31		2.14	1.32		84
13.93	36.66	50	1.40		1.41	3.54		156
10.48	53.31	37	1.40		2.72	5.13		141
7.16	(52.27)	24	1.41	(h)	2.82	4.86	(i)	110

12.91	3.34	82,457	1.39		1.70	1.51		72
12.68	(8.65)	73,787	1.52		1.76	1.55		84
13.92	36.35	7,313	1.60		1.21	3.74		156
10.48	53.07	5,360	1.60		2.52	5.33		141
7.15	(52.33)	3,503	1.61	(h)	2.62	5.05	(i)	110

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Year Ended October 31, 2012	$21.09	$0.07	(c)	$0.85	$0.92	$—	$—
Year Ended October 31, 2011	23.45	0.06	(c)	(2.33)	(2.27)	(0.09)	—	(d)
Year Ended October 31, 2010	18.79	(0.01	)(c)	4.71	4.70	(0.04)	—	(d)
Year Ended October 31, 2009	12.66	0.07	(c)	6.31	6.38	(0.25)	—	(d)
Year Ended October 31, 2008	26.19	0.27		(13.78)	(13.51)	(0.02)	—	(d)

Class B
Year Ended October 31, 2012	20.80	(0.05	)(c)	0.84	0.79	—	—
Year Ended October 31, 2011	23.15	(0.07	)(c)	(2.28)	(2.35)	—	—	(d)
Year Ended October 31, 2010	18.60	(0.12	)(c)	4.67	4.55	—	—	(d)
Year Ended October 31, 2009	12.46	—	(c)(d)	6.25	6.25	(0.11)	—	(d)
Year Ended October 31, 2008	25.89	0.16		(13.59)	(13.43)	—	—	(d)

Class C
Year Ended October 31, 2012	20.65	(0.04	)(c)	0.83	0.79	—	—
Year Ended October 31, 2011	23.01	(0.05	)(c)	(2.29)	(2.34)	(0.02)	—	(d)
Year Ended October 31, 2010	18.49	(0.11	)(c)	4.63	4.52	—	—	(d)
Year Ended October 31, 2009	12.42	(0.01	)(c)	6.23	6.22	(0.15)	—	(d)
Year Ended October 31, 2008	25.80	0.16		(13.54)	(13.38)	—	—	(d)

Institutional Class
Year Ended October 31, 2012	21.66	0.16	(c)	0.87	1.03	(0.04)	—
Year Ended October 31, 2011	24.04	0.16	(c)	(2.40)	(2.24)	(0.14)	—	(d)
Year Ended October 31, 2010	19.23	0.08	(c)	4.82	4.90	(0.09)	—	(d)
Year Ended October 31, 2009	12.97	0.14	(c)	6.45	6.59	(0.33)	—	(d)
Year Ended October 31, 2008	26.80	0.30		(14.04)	(13.74)	(0.09)	—	(d)

Select Class
Year Ended October 31, 2012	21.42	0.13	(c)	0.86	0.99	(0.01)	—
Year Ended October 31, 2011	23.80	0.13	(c)	(2.38)	(2.25)	(0.13)	—	(d)
Year Ended October 31, 2010	19.04	0.05	(c)	4.77	4.82	(0.06)	—	(d)
Year Ended October 31, 2009	12.84	0.11	(c)	6.39	6.50	(0.30)	—	(d)
Year Ended October 31, 2008	26.54	0.28		(13.94)	(13.66)	(0.04)	—	(d)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate*

$22.01	4.36%	$281,194	1.82%	0.33%	1.82%	20%
21.09	(9.73)	265,458	1.79	0.28	1.80	9
23.45	25.08	253,037	1.82	(0.03)	1.83	14
18.79	51.49	121,638	1.85	0.45	1.85	10
12.66	(51.62)	32,192	1.82	1.17	1.82	19

21.59	3.80	6,100	2.32	(0.23)	2.32	20
20.80	(10.15)	7,572	2.29	(0.32)	2.30	9
23.15	24.46	10,812	2.31	(0.58)	2.32	14
18.60	50.70	10,535	2.36	(0.02)	2.37	10
12.46	(51.87)	7,124	2.32	0.67	2.32	19

21.44	3.83	44,643	2.32	(0.17)	2.32	20
20.65	(10.18)	43,437	2.29	(0.23)	2.30	9
23.01	24.45	40,757	2.32	(0.52)	2.33	14
18.49	50.72	19,803	2.35	(0.06)	2.35	10
12.42	(51.86)	5,030	2.32	0.68	2.32	19

22.65	4.80	629,223	1.41	0.73	1.42	20
21.66	(9.37)	596,147	1.38	0.68	1.41	9
24.04	25.55	513,904	1.40	0.37	1.43	14
19.23	52.20	325,849	1.43	0.93	1.46	10
12.97	(51.44)	108,836	1.42	1.52	1.42	19

22.40	4.65	1,291,326	1.57	0.60	1.57	20
21.42	(9.51)	1,251,152	1.55	0.56	1.56	9
23.80	25.38	925,631	1.57	0.23	1.58	14
19.04	51.88	330,903	1.61	0.73	1.62	10
12.84	(51.53)	188,893	1.57	1.43	1.57	19

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Global Equity Income Fund
Class A
Year Ended October 31, 2012	$13.37	$0.31	(e)	$0.88	$1.19	$(0.44)
February 28, 2011 (f) through October 31, 2011	15.00	0.33	(e)	(1.64)	(1.31)	(0.32)

Class C
Year Ended October 31, 2012	13.35	0.36	(e)	0.77	1.13	(0.37)
February 28, 2011 (f) through October 31, 2011	15.00	0.30	(e)	(1.66)	(1.36)	(0.29)

Class R2
Year Ended October 31, 2012	13.36	0.40	(e)	0.76	1.16	(0.40)
February 28, 2011 (f) through October 31, 2011	15.00	0.32	(e)	(1.66)	(1.34)	(0.30)

Class R5
Year Ended October 31, 2012	13.38	0.50	(e)	0.76	1.26	(0.49)
February 28, 2011 (f) through October 31, 2011	15.00	0.38	(e)	(1.65)	(1.27)	(0.35)

Select Class
Year Ended October 31, 2012	13.37	0.47	(e)	0.76	1.23	(0.46)
February 28, 2011 (f) through October 31, 2011	15.00	0.37	(e)	(1.66)	(1.29)	(0.34)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of operations.
(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(h)	Certain non-recurring expense incurred by the Fund were not annualized for the period ended October 31, 2011.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate* (b)

$14.12	9.09%	$9,003	1.25%		2.21%		2.31%		52%
13.37	(8.77)	127	1.25	(h)	3.53	(h)	10.16	(g)(h)	40

14.11	8.66	646	1.75		2.69		2.95		52
13.35	(9.12)	60	1.75	(h)	3.17	(h)	10.82	(g)(h)	40

14.12	8.87	461	1.50		2.95		2.70		52
13.36	(8.97)	45	1.50	(h)	3.36	(h)	10.72	(g)(h)	40

14.15	9.62	465	0.80		3.65		2.00		52
13.38	(8.52)	46	0.80	(h)	4.05	(h)	10.05	(g)(h)	40

14.14	9.43	27,292	1.00		3.44		2.20		52
13.37	(8.68)	2,666	1.00	(h)	3.85	(h)	10.23	(g)(h)	40

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redeption fees
Global Opportunities Fund
Class A
Year Ended October 31, 2012	$12.57	$0.19	(e)	$0.88	$1.07	$(0.16)	$—	$(0.16)	$—
Year Ended October 31, 2011	14.05	0.11	(e)	(1.34)	(1.23)	(0.25)	—	(0.25)	—	(f)
Year Ended October 31, 2010	11.59	0.06		2.51	2.57	(0.11)	—	(0.11)	—
Year Ended October 31, 2009	8.22	0.08		3.42	3.50	(0.13)	—	(0.13)	—
Year Ended October 31, 2008	16.56	0.12		(8.07)	(7.95)	(0.02)	(0.37)	(0.39)	—

Class C
Year Ended October 31, 2012	12.51	0.12	(e)	0.88	1.00	(0.12)	—	(0.12)	—
Year Ended October 31, 2011	13.98	0.03	(e)	(1.33)	(1.30)	(0.17)	—	(0.17)	—	(f)
Year Ended October 31, 2010	11.55	0.01		2.48	2.49	(0.06)	—	(0.06)	—
Year Ended October 31, 2009	8.17	0.04		3.41	3.45	(0.07)	—	(0.07)	—
Year Ended October 31, 2008	16.51	0.06		(8.03)	(7.97)	—	(0.37)	(0.37)	—

Class R2
November 1, 2011 (h) through October 31, 2012	12.15	0.15	(e)	1.30	1.45	(0.23)	—	(0.23)	—

Class R5
Year Ended October 31, 2012	12.63	0.24	(e)	0.88	1.12	(0.24)	—	(0.24)	—
Year Ended October 31, 2011	14.08	0.14	(e)	(1.32)	(1.18)	(0.27)	—	(0.27)	—	(f)
Year Ended October 31, 2010	11.61	0.13		2.49	2.62	(0.15)	—	(0.15)	—
Year Ended October 31, 2009	8.25	0.12		3.42	3.54	(0.18)	—	(0.18)	—
Year Ended October 31, 2008	16.60	0.18		(8.08)	(7.90)	(0.08)	(0.37)	(0.45)	—

Class R6
November 1, 2011 (h) through October 31, 2012	12.20	0.25	(e)	1.30	1.55	(0.24)	—	(0.24)	—

Select Class
Year Ended October 31, 2012	12.62	0.22	(e)	0.87	1.09	(0.21)	—	(0.21)	—
Year Ended October 31, 2011	14.07	0.12	(e)	(1.32)	(1.20)	(0.25)	—	(0.25)	—	(f)
Year Ended October 31, 2010	11.60	0.11		2.49	2.60	(0.13)	—	(0.13)	—
Year Ended October 31, 2009	8.24	0.10		3.41	3.51	(0.15)	—	(0.15)	—
Year Ended October 31, 2008	16.58	0.16		(8.08)	(7.92)	(0.05)	(0.37)	(0.42)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(h)	Commencement of offering of class of shares.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate* (b)

$13.48	8.70%	$1,300	1.25%	1.45%	7.91%		100%
12.57	(8.98)	1,480	1.45	0.79	5.29	(g)	120
14.05	22.26	293	1.45	0.57	9.89		97
11.59	43.34	161	1.45	0.87	10.11		119
8.22	(49.02)	112	1.45	0.97	6.94		264

13.39	8.11	415	1.75	0.95	8.43		100
12.51	(9.46)	432	1.95	0.19	6.17	(g)	120
13.98	21.59	214	1.95	0.09	10.10		97
11.55	42.63	159	1.95	0.37	10.61		119
8.17	(49.26)	112	1.95	0.47	7.44		264

13.37	12.16	56	1.50	1.20	8.17		100

13.51	9.15	100	0.80	1.89	7.47		100
12.63	(8.56)	92	1.00	1.01	5.68	(g)	120
14.08	22.75	100	1.00	1.04	9.15		97
11.61	44.06	82	1.00	1.32	9.65		119
8.25	(48.79)	57	1.00	1.42	6.48		264

13.51	13.01	56	0.75	1.95	7.42		100

13.50	8.88	2,696	1.00	1.69	7.67		100
12.62	(8.73)	2,535	1.20	0.86	5.68	(g)	120
14.07	22.57	2,536	1.20	0.84	9.36		97
11.60	43.67	2,030	1.20	1.12	9.86		119
8.24	(48.86)	1,412	1.20	1.22	6.69		264

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption Fees
International Equity Fund
Class A
Year Ended October 31, 2012	$12.61	$0.22	(e)	$0.74	$0.96	$(0.21)	$—	$(0.21)	$—
Year Ended October 31, 2011	13.40	0.22	(e)	(0.80)	(0.58)	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2010	12.33	0.18	(e)	1.07	1.25	(0.18)	—	(0.18)	—	(f)
Year Ended October 31, 2009	18.28	0.20	(e)	1.98	2.18	(0.20)	(7.93)	(8.13)	—	(f)
Year Ended October 31, 2008	42.57	0.67	(e)	(15.42)	(14.75)	(0.79)	(8.75)	(9.54)	—	(f)

Class B
Year Ended October 31, 2012	12.22	0.16	(e)	0.70	0.86	(0.15)	—	(0.15)	—
Year Ended October 31, 2011	13.00	0.14	(e)	(0.77)	(0.63)	(0.15)	—	(0.15)	—	(f)
Year Ended October 31, 2010	11.97	0.11	(e)	1.04	1.15	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2009	18.01	0.14	(e)	1.92	2.06	(0.17)	(7.93)	(8.10)	—	(f)
Year Ended October 31, 2008	42.13	0.50	(e)	(15.21)	(14.71)	(0.66)	(8.75)	(9.41)	—	(f)

Class C
Year Ended October 31, 2012	12.08	0.16	(e)	0.69	0.85	(0.15)	—	(0.15)	—
Year Ended October 31, 2011	12.85	0.14	(e)	(0.76)	(0.62)	(0.15)	—	(0.15)	—	(f)
Year Ended October 31, 2010	11.85	0.11	(e)	1.01	1.12	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2009	17.92	0.14	(e)	1.89	2.03	(0.17)	(7.93)	(8.10)	—	(f)
Year Ended October 31, 2008	41.95	0.50	(e)	(15.12)	(14.62)	(0.66)	(8.75)	(9.41)	—	(f)

Class R2
Year Ended October 31, 2012	12.58	0.15	(e)	0.77	0.92	(0.19)	—	(0.19)	—
Year Ended October 31, 2011	13.37	0.18	(e)	(0.79)	(0.61)	(0.18)	—	(0.18)	—	(f)
Year Ended October 31, 2010	12.31	0.15	(e)	1.06	1.21	(0.15)	—	(0.15)	—	(f)
November 3, 2008 (h) through October 31, 2009	18.29	0.18	(e)	1.96	2.14	(0.19)	(7.93)	(8.12)	—	(f)

Class R5
Year Ended October 31, 2012	12.75	0.29	(e)	0.74	1.03	(0.26)	—	(0.26)	—
Year Ended October 31, 2011	13.55	0.23	(e)	(0.76)	(0.53)	(0.27)	—	(0.27)	—	(f)
Year Ended October 31, 2010	12.47	0.23	(e)	1.09	1.32	(0.24)	—	(0.24)	—	(f)
Year Ended October 31, 2009	18.38	0.25	(e)	2.01	2.26	(0.24)	(7.93)	(8.17)	—	(f)
Year Ended October 31, 2008	42.72	0.80	(e)	(15.49)	(14.69)	(0.90)	(8.75)	(9.65)	—	(f)

Class R6
Year Ended October 31, 2012	12.75	0.29	(e)	0.74	1.03	(0.26)	—	(0.26)	—
November 30, 2010 (h) through October 31, 2011	12.85	0.28	(e)	(0.10)	0.18	(0.28)	—	(0.28)	—	(f)

Select Class
Year Ended October 31, 2012	12.76	0.26	(e)	0.74	1.00	(0.24)	—	(0.24)	—
Year Ended October 31, 2011	13.56	0.24	(e)	(0.80)	(0.56)	(0.24)	—	(0.24)	—	(f)
Year Ended October 31, 2010	12.47	0.22	(e)	1.08	1.30	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2009	18.38	0.24	(e)	2.00	2.24	(0.22)	(7.93)	(8.15)	—	(f)
Year Ended October 31, 2008	42.72	0.65	(e)	(15.41)	(14.76)	(0.83)	(8.75)	(9.58)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.04%.
(h)	Commencement of offering of class of shares.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate* (b)

$13.36	7.70%	$98,274	1.30%		1.72%	1.51%	5%
12.61	(4.49)	102,866	1.31		1.63	1.52	18
13.40	10.42	131,125	1.31		1.44	1.54	15
12.33	27.39	114,557	1.31		1.90	1.62	14
18.28	(43.95)	87,531	1.35	(g)	2.33	1.64	13

12.93	7.15	2,164	1.80		1.31	2.01	5
12.22	(4.99)	2,817	1.81		1.08	2.02	18
13.00	9.82	4,543	1.86		0.89	2.04	15
11.97	26.72	5,303	1.87		1.44	2.12	14
18.01	(44.27)	5,225	1.91		1.74	2.14	13

12.78	7.16	17,873	1.80		1.31	2.01	5
12.08	(4.93)	20,193	1.81		1.09	2.02	18
12.85	9.69	23,370	1.86		0.88	2.04	15
11.85	26.76	22,934	1.87		1.46	2.12	14
17.92	(44.24)	24,300	1.91		1.74	2.14	13

13.31	7.45	721	1.55		1.16	1.74	5
12.58	(4.73)	67	1.56		1.33	1.77	18
13.37	10.07	70	1.56		1.17	1.79	15
12.31	26.95	64	1.56		1.76	1.85	14

13.52	8.19	63,767	0.85		2.24	1.05	5
12.75	(4.07)	45,680	0.86		1.69	1.08	18
13.55	10.86	242,131	0.86		1.86	1.10	15
12.47	27.92	144,494	0.86		2.39	1.16	14
18.38	(43.70)	86,640	0.90	(g)	2.86	1.19	13

13.52	8.23	682,861	0.80		2.26	1.00	5
12.75	1.20	347,040	0.81		2.23	1.01	18

13.52	7.91	210,375	1.05		2.02	1.25	5
12.76	(4.26)	186,425	1.06		1.76	1.27	18
13.56	10.72	241,123	1.06		1.74	1.29	15
12.47	27.73	260,814	1.06		2.28	1.37	14
18.38	(43.82)	277,313	1.10	(g)	2.10	1.37	13

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Index Fund
Class A
Year Ended October 31, 2012	$16.83	$0.37	(e)	$0.45		$0.82	$(0.41)	$—	$(0.41)	$—
Year Ended October 31, 2011	19.03	0.40	(e)	(2.16	)(g)	(1.76)	(0.44)	—	(0.44)	—	(f)
Year Ended October 31, 2010	17.89	0.33	(e)	1.10		1.43	(0.29)	—	(0.29)	—	(f)
Year Ended October 31, 2009	16.27	0.36	(e)	3.52		3.88	(0.70)	(1.56)	(2.26)	—	(f)
Year Ended October 31, 2008	33.43	0.78		(15.70)		(14.92)	(0.58)	(1.66)	(2.24)	—	(f)

Class B
Year Ended October 31, 2012	15.52	0.23	(e)	0.43		0.66	(0.27)	—	(0.27)	—
Year Ended October 31, 2011	17.57	0.24	(e)	(1.99	)(g)	(1.75)	(0.30)	—	(0.30)	—	(f)
Year Ended October 31, 2010	16.54	0.18	(e)	1.02		1.20	(0.17)	—	(0.17)	—	(f)
Year Ended October 31, 2009	15.13	0.24	(e)	3.25		3.49	(0.52)	(1.56)	(2.08)	—	(f)
Year Ended October 31, 2008	31.25	0.55		(14.64)		(14.09)	(0.37)	(1.66)	(2.03)	—	(f)

Class C
Year Ended October 31, 2012	16.27	0.25	(e)	0.44		0.69	(0.28)	—	(0.28)	—
Year Ended October 31, 2011	18.41	0.26	(e)	(2.09	)(g)	(1.83)	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2010	17.35	0.20	(e)	1.06		1.26	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2009	15.78	0.24	(e)	3.41		3.65	(0.52)	(1.56)	(2.08)	—	(f)
Year Ended October 31, 2008	32.52	0.57		(15.24)		(14.67)	(0.41)	(1.66)	(2.07)	—	(f)

Class R2
Year Ended October 31, 2012	16.66	0.32	(e)	0.45		0.77	(0.40)	—	(0.40)	—
Year Ended October 31, 2011	18.86	0.32	(e)	(2.12	)(g)	(1.80)	(0.40)	—	(0.40)	—	(f)
Year Ended October 31, 2010	17.76	0.28	(e)	1.10		1.38	(0.28)	—	(0.28)	—	(f)
November 3, 2008 (h) through October 31, 2009	16.32	0.27	(e)	3.48		3.75	(0.75)	(1.56)	(2.31)	—	(f)

Select Class
Year Ended October 31, 2012	16.96	0.41	(e)	0.45		0.86	(0.46)	—	(0.46)	—
Year Ended October 31, 2011	19.17	0.45	(e)	(2.17	)(g)	(1.72)	(0.49)	—	(0.49)	—	(f)
Year Ended October 31, 2010	18.01	0.37	(e)	1.12		1.49	(0.33)	—	(0.33)	—	(f)
Year Ended October 31, 2009	16.39	0.42	(e)	3.51		3.93	(0.75)	(1.56)	(2.31)	—	(f)
Year Ended October 31, 2008	33.65	0.80		(15.75)		(14.95)	(0.65)	(1.66)	(2.31)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to the total return.
(h)	Commencement of offering of class of shares.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate* (b)

$17.24	5.16%		$96,191	1.07%	2.27%	1.31%	19%
16.83	(9.45	)(g)	99,046	1.07	2.16	1.31	40
19.03	8.09		124,178	1.07	1.89	1.34	39
17.89	27.74		109,441	1.07	2.40	1.37	37
16.27	(47.49)		82,272	1.07	2.97	1.27	18

15.91	4.43		3,060	1.79	1.54	1.82	19
15.52	(10.11	)(g)	4,154	1.78	1.41	1.81	40
17.57	7.32		6,503	1.80	1.11	1.83	39
16.54	26.78		8,179	1.80	1.72	1.87	37
15.13	(47.88)		8,547	1.77	2.18	1.77	18

16.68	4.43		16,291	1.79	1.57	1.81	19
16.27	(10.08	)(g)	15,428	1.78	1.46	1.81	40
18.41	7.34		18,148	1.80	1.19	1.83	39
17.35	26.74		16,231	1.80	1.63	1.87	37
15.78	(47.85)		10,639	1.77	2.16	1.77	18

17.03	4.94		786	1.32	1.97	1.56	19
16.66	(9.72	)(g)	463	1.32	1.77	1.55	40
18.86	7.88		251	1.32	1.62	1.59	39
17.76	26.96		234	1.32	1.77	1.62	37

17.36	5.40		469,065	0.82	2.51	1.06	19
16.96	(9.21	)(g)	502,764	0.82	2.40	1.05	40
19.17	8.37		516,537	0.82	2.08	1.08	39
18.01	28.02		772,784	0.82	2.76	1.12	37
16.39	(47.35)		714,939	0.82	3.09	1.02	18

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Year Ended October 31, 2012	$12.00	$0.23	(e)	$0.56	$0.79	$(0.34)	$—
Year Ended October 31, 2011	13.20	0.19	(e)	(1.08)	(0.89)	(0.31)	—	(f)
Year Ended October 31, 2010	12.10	0.15	(e)	1.24	1.39	(0.29)	—	(f)
Year Ended October 31, 2009	9.95	0.19	(e)	2.16	2.35	(0.20)	—	(f)
Year Ended October 31, 2008	18.40	0.30	(e)	(8.48)	(8.18)	(0.27)	—	(f)

Class B
Year Ended October 31, 2012	11.93	0.18	(e)	0.56	0.74	(0.21)	—
Year Ended October 31, 2011	13.09	0.15	(e)	(1.10)	(0.95)	(0.21)	—	(f)
Year Ended October 31, 2010	12.03	0.08	(e)	1.23	1.31	(0.25)	—	(f)
Year Ended October 31, 2009	9.83	0.14	(e)	2.16	2.30	(0.10)	—	(f)
Year Ended October 31, 2008	18.20	0.23	(e)	(8.39)	(8.16)	(0.21)	—	(f)

Class C
Year Ended October 31, 2012	11.65	0.18	(e)	0.55	0.73	(0.23)	—
Year Ended October 31, 2011	12.84	0.15	(e)	(1.07)	(0.92)	(0.27)	—	(f)
Year Ended October 31, 2010	11.82	0.09	(e)	1.20	1.29	(0.27)	—	(f)
Year Ended October 31, 2009	9.77	0.13	(e)	2.11	2.24	(0.19)	—	(f)
Year Ended October 31, 2008	18.21	0.23	(e)	(8.35)	(8.12)	(0.32)	—	(f)

Class R6
Year Ended October 31, 2012	12.20	0.31	(e)	0.56	0.87	(0.38)	—
November 30, 2010 (g) through October 31, 2011	12.78	0.27	(e)	(0.48)	(0.21)	(0.37)	—	(f)

Institutional Class
Year Ended October 31, 2012	12.20	0.30	(e)	0.56	0.86	(0.37)	—
Year Ended October 31, 2011	13.42	0.23	(e)	(1.09)	(0.86)	(0.36)	—	(f)
Year Ended October 31, 2010	12.29	0.22	(e)	1.24	1.46	(0.33)	—	(f)
Year Ended October 31, 2009	10.13	0.25	(e)	2.18	2.43	(0.27)	—	(f)
Year Ended October 31, 2008	18.72	0.38	(e)	(8.62)	(8.24)	(0.35)	—	(f)

Select Class
Year Ended October 31, 2012	12.15	0.28	(e)	0.56	0.84	(0.35)	—
Year Ended October 31, 2011	13.37	0.26	(e)	(1.14)	(0.88)	(0.34)	—	(f)
Year Ended October 31, 2010	12.24	0.19	(e)	1.25	1.44	(0.31)	—	(f)
Year Ended October 31, 2009	10.07	0.22	(e)	2.18	2.40	(0.23)	—	(f)
Year Ended October 31, 2008	18.60	0.34	(e)	(8.56)	(8.22)	(0.31)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate* (b)

$12.45	6.95%	$67,472	1.29%	1.91%	1.30%	45%
12.00	(6.91)	47,855	1.28	1.45	1.28	76
13.20	11.67	13,904	1.34	1.23	1.36	57
12.10	24.17	13,773	1.41	1.84	1.42	85
9.95	(45.06)	6,700	1.39	1.99	1.39	70

12.46	6.46	462	1.79	1.54	1.80	45
11.93	(7.40)	702	1.78	1.18	1.79	76
13.09	11.01	949	1.85	0.65	1.86	57
12.03	23.62	1,716	1.91	1.34	1.92	85
9.83	(45.31)	879	1.89	1.48	1.89	70

12.15	6.47	531	1.79	1.55	1.80	45
11.65	(7.37)	576	1.78	1.14	1.79	76
12.84	11.05	849	1.85	0.77	1.86	57
11.82	23.50	636	1.91	1.20	1.92	85
9.77	(45.31)	87	1.89	1.58	1.89	70

12.69	7.59	692,117	0.79	2.58	0.79	45
12.20	(1.85)	373,613	0.78	2.27	0.78	76

12.69	7.45	41,574	0.89	2.47	0.90	45
12.20	(6.59)	39,362	0.89	1.73	0.90	76
13.42	12.12	272,487	0.91	1.75	0.96	57
12.29	24.70	161,023	0.92	2.41	1.02	85
10.13	(44.77)	126,248	0.92	2.48	0.98	70

12.64	7.28	33,029	1.04	2.35	1.05	45
12.15	(6.77)	28,476	1.03	1.97	1.04	76
13.37	11.93	30,537	1.09	1.56	1.11	57
12.24	24.41	28,588	1.16	2.12	1.17	85
10.07	(44.87)	23,645	1.14	2.20	1.14	70

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Value Fund
Class A
Year Ended October 31, 2012	$12.05	$0.31	(e)	$0.21	$0.52	$(0.39)	$—	$(0.39)	$—
Year Ended October 31, 2011	13.36	0.28	(e)	(1.17)	(0.89)	(0.42)	—	(0.42)	—	(f)
Year Ended October 31, 2010	12.27	0.17	(e)	1.20	1.37	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2009	10.32	0.23	(e)	2.06	2.29	(0.34)	—	(0.34)	—	(f)
Year Ended October 31, 2008	20.84	0.41	(e)	(9.73)	(9.32)	(0.22)	(0.98)	(1.20)	—	(f)

Class B
Year Ended October 31, 2012	11.89	0.25	(e)	0.20	0.45	(0.31)	—	(0.31)	—
Year Ended October 31, 2011	13.18	0.21	(e)	(1.16)	(0.95)	(0.34)	—	(0.34)	—	(f)
Year Ended October 31, 2010	12.10	0.11	(e)	1.18	1.29	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2009	10.12	0.18	(e)	2.03	2.21	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2008	20.46	0.32	(e)	(9.56)	(9.24)	(0.12)	(0.98)	(1.10)	—	(f)

Class C
Year Ended October 31, 2012	11.72	0.25	(e)	0.19	0.44	(0.32)	—	(0.32)	—
Year Ended October 31, 2011	13.01	0.21	(e)	(1.14)	(0.93)	(0.36)	—	(0.36)	—	(f)
Year Ended October 31, 2010	11.96	0.11	(e)	1.17	1.28	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2009	10.04	0.18	(e)	2.02	2.20	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2008	20.36	0.33	(e)	(9.51)	(9.18)	(0.16)	(0.98)	(1.14)	—	(f)

Class R2
Year Ended October 31, 2012	11.86	0.28	(e)	0.19	0.47	(0.34)	—	(0.34)	—
Year Ended October 31, 2011	13.21	0.24	(e)	(1.15)	(0.91)	(0.44)	—	(0.44)	—	(f)
Year Ended October 31, 2010	12.19	0.11	(e)	1.21	1.32	(0.30)	—	(0.30)	—	(f)
November 3, 2008 (g) through October 31, 2009	10.33	0.09	(e)	2.15	2.24	(0.38)	—	(0.38)	—	(f)

Class R6
Year Ended October 31, 2012	12.26	0.37	(e)	0.21	0.58	(0.46)	—	(0.46)	—
November 30, 2010 (g) through October 31, 2011	12.72	0.32	(e)	(0.30)	0.02	(0.48)	—	(0.48)	—	(f)

Institutional Class
Year Ended October 31, 2012	12.26	0.36	(e)	0.20	0.56	(0.44)	—	(0.44)	—
Year Ended October 31, 2011	13.59	0.33	(e)	(1.19)	(0.86)	(0.47)	—	(0.47)	—	(f)
Year Ended October 31, 2010	12.47	0.25	(e)	1.19	1.44	(0.32)	—	(0.32)	—	(f)
Year Ended October 31, 2009	10.47	0.28	(e)	2.10	2.38	(0.38)	—	(0.38)	—	(f)
Year Ended October 31, 2008	21.11	0.50	(e)	(9.89)	(9.39)	(0.27)	(0.98)	(1.25)	—	(f)

Select Class
Year Ended October 31, 2012	12.19	0.34	(e)	0.21	0.55	(0.43)	—	(0.43)	—
Year Ended October 31, 2011	13.50	0.31	(e)	(1.18)	(0.87)	(0.44)	—	(0.44)	—	(f)
Year Ended October 31, 2010	12.40	0.23	(e)	1.18	1.41	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2009	10.42	0.25	(e)	2.10	2.35	(0.37)	—	(0.37)	—	(f)
Year Ended October 31, 2008	21.01	0.47	(e)	(9.84)	(9.37)	(0.24)	(0.98)	(1.22)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate* (b)

$12.18	4.64%	$124,691	1.35%	2.66%	1.37%	62%
12.05	(6.91)	113,976	1.34	2.15	1.36	60
13.36	11.35	143,259	1.34	1.41	1.35	92
12.27	23.08	134,648	1.36	2.20	1.36	98
10.32	(47.12)	79,202	1.32	2.59	1.32	86

12.03	4.04	2,932	1.85	2.20	1.87	62
11.89	(7.42)	3,557	1.84	1.61	1.86	60
13.18	10.81	5,337	1.84	0.91	1.85	92
12.10	22.50	6,517	1.86	1.80	1.86	98
10.12	(47.40)	7,321	1.82	2.03	1.82	86

11.84	4.04	14,311	1.85	2.23	1.87	62
11.72	(7.38)	16,510	1.84	1.60	1.86	60
13.01	10.81	19,646	1.84	0.89	1.85	92
11.96	22.60	18,081	1.86	1.77	1.86	98
10.04	(47.43)	12,159	1.82	2.12	1.82	86

11.99	4.27	881	1.60	2.43	1.62	62
11.86	(7.12)	694	1.59	1.84	1.61	60
13.21	11.00	856	1.60	0.90	1.61	92
12.19	22.73	423	1.60	0.76	1.60	98

12.38	5.11	25,945	0.84	3.06	0.87	62
12.26	(0.10)	50	0.84	2.57	0.86	60

12.38	5.00	639,798	0.94	3.03	0.97	62
12.26	(6.56)	545,034	0.94	2.48	0.96	60
13.59	11.79	421,538	0.92	2.04	0.95	92
12.47	23.75	347,238	0.95	2.60	0.96	98
10.47	(46.94)	149,326	0.92	3.09	0.92	86

12.31	4.87	1,458,864	1.10	2.92	1.12	62
12.19	(6.65)	1,413,804	1.09	2.37	1.12	60
13.50	11.56	943,998	1.09	1.84	1.10	92
12.40	23.51	1,132,171	1.11	2.42	1.11	98
10.42	(47.00)	564,867	1.07	2.91	1.07	86

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Intrepid International Fund
Class A
Year Ended October 31, 2012	$15.32	$0.25	(e)	$0.49	$0.74	$(0.16)	$—	$(0.16)	$—
Year Ended October 31, 2011	16.59	0.24	(e)	(1.27)	(1.03)	(0.24)	—	(0.24)	—	(f)
Year Ended October 31, 2010	14.99	0.12	(e)	1.73	1.85	(0.25)	—	(0.25)	—	(f)
Year Ended October 31, 2009	13.51	0.19	(e)	2.40	2.59	(1.11)	—	(1.11)	—	(f)
Year Ended October 31, 2008	27.57	0.49	(e)	(13.93)	(13.44)	(0.23)	(0.39)	(0.62)	—	(f)

Class C
Year Ended October 31, 2012	15.36	0.18	(e)	0.50	0.68	(0.04)	—	(0.04)	—
Year Ended October 31, 2011	16.61	0.15	(e)	(1.26)	(1.11)	(0.14)	—	(0.14)	—	(f)
Year Ended October 31, 2010	14.99	0.05	(e)	1.73	1.78	(0.16)	—	(0.16)	—	(f)
Year Ended October 31, 2009	13.37	0.13	(e)	2.41	2.54	(0.92)	—	(0.92)	—	(f)
Year Ended October 31, 2008	27.33	0.38	(e)	(13.80)	(13.42)	(0.15)	(0.39)	(0.54)	—	(f)

Class R2
Year Ended October 31, 2012	15.21	0.19	(e)	0.50	0.69	(0.16)	—	(0.16)	—
Year Ended October 31, 2011	16.46	0.17	(e)	(1.22)	(1.05)	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2010	14.86	0.08	(e)	1.72	1.80	(0.20)	—	(0.20)	—	(f)
November 3, 2008 (h) through October 31, 2009	13.56	0.16	(e)	2.32	2.48	(1.18)	—	(1.18)	—	(f)

Institutional Class
Year Ended October 31, 2012	15.66	0.33	(e)	0.50	0.83	(0.25)	—	(0.25)	—
Year Ended October 31, 2011	16.94	0.32	(e)	(1.29)	(0.97)	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2010	15.27	0.19	(e)	1.78	1.97	(0.30)	—	(0.30)	—	(f)
Year Ended October 31, 2009	13.76	0.25	(e)	2.46	2.71	(1.20)	—	(1.20)	—	(f)
Year Ended October 31, 2008	28.05	0.60	(e)	(14.17)	(13.57)	(0.33)	(0.39)	(0.72)	—	(f)

Select Class
Year Ended October 31, 2012	15.85	0.30	(e)	0.51	0.81	(0.20)	—	(0.20)	—
Year Ended October 31, 2011	16.99	0.26	(e)	(1.28)	(1.02)	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2010	15.31	0.15	(e)	1.79	1.94	(0.26)	—	(0.26)	—	(f)
Year Ended October 31, 2009	13.72	0.23	(e)	2.45	2.68	(1.09)	—	(1.09)	—	(f)
Year Ended October 31, 2008	27.96	0.57	(e)	(14.14)	(13.57)	(0.28)	(0.39)	(0.67)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.01%.
(h)	Commencement of offering of class of shares.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate* (b)

$15.90	4.97%	$32,231	1.50%		1.65%	1.62%	46%
15.32	(6.30)	31,942	1.50		1.42	1.61	79
16.59	12.54	23,960	1.50		0.78	1.73	92
14.99	21.38	23,506	1.51	(g)	1.51	1.63	95
13.51	(49.72)	13,027	1.51		2.25	1.53	126

16.00	4.45	875	2.00		1.18	2.12	46
15.36	(6.75)	1,018	2.00		0.91	2.11	79
16.61	12.01	1,489	2.00		0.30	2.24	92
14.99	20.77	1,489	2.00	(g)	1.03	2.13	95
13.37	(49.97)	1,773	2.01	(g)	1.75	2.03	126

15.74	4.64	81	1.75		1.29	1.87	46
15.21	(6.48)	106	1.75		1.04	1.85	79
16.46	12.26	68	1.75		0.53	1.99	92
14.86	20.61	60	1.75	(g)	1.29	1.87	95

16.24	5.50	303,575	1.00		2.16	1.21	46
15.66	(5.85)	178,258	1.00		1.88	1.20	79
16.94	13.11	99,766	1.00		1.21	1.31	92
15.27	22.05	112,905	1.01	(g)	1.90	1.22	95
13.76	(49.49)	108,212	1.01	(g)	2.68	1.13	126

16.46	5.24	9,467	1.25		1.94	1.37	46
15.85	(6.08)	12,225	1.25		1.51	1.37	79
16.99	12.86	26,408	1.25		0.93	1.37	92
15.31	21.65	330,843	1.25	(g)	1.81	1.38	95
13.72	(49.58)	530,210	1.26	(g)	2.56	1.28	126

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Economies Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified
Emerging Markets Equity Fund	Class A, Class B, Class C, Institutional Class and Select Class	JPM I	Diversified
Global Equity Income Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Global Opportunities Fund	Class A, Class C, Class R2*, Class R5, Class R6* and Select Class	JPM I	Diversified
International Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6** and Select Class	JPM I	Diversified
International Equity Index Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
International Opportunities Fund	Class A, Class B, Class C, Class R6**, Institutional Class and Select Class	JPM I	Diversified
International Value Fund	Class A, Class B, Class C, Class R2, Class R6**, Institutional Class and Select Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Institutional Class and Select Class	JPM I	Diversified

*	Class R2 and R6 Shares commenced operations on November 1, 2011 for the Global Opportunities Fund.

**	Class R6 shares commenced operations on November 30, 2010 for the International Equity Fund, International Opportunities Fund and International Value Fund.

Global Equity Income Fund commenced operations on February 28, 2011.

The investment objective of Emerging Economies Fund is to seek long-term capital growth.

The investment objective of Emerging Markets Equity Fund is to seek to provide high total return from a portfolio of equity securities from emerging markets issuers.

The investment objective of Global Equity Income Fund is to seek to provide both current income and long-term capital appreciation.

The investment objective of Global Opportunities Fund is to seek to provide long-term capital growth.

The investment objective of International Equity Fund is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of International Equity Index Fund is to seek to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE Gross Domestic Product (“GDP”) Index.

The investment objective of International Opportunities Fund is to seek to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

The investment objective of International Value Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Intrepid International Fund is to seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

Effective November 1, 2011, Global Focus Fund was renamed Global Opportunities Fund and modified some of its investment strategies, its investment objective and fees pursuant to the approval of the Board of Trustees.

Effective November 1, 2009, Class B Shares of the Emerging Markets Equity Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

JPMorgan Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Brazil	$6,269	$22,328	$—		$28,597
China	3,704	79,423	—		83,127
Cyprus	—	2,235	—		2,235
Egypt	—	2,235	—		2,235
Hong Kong	—	22,729	—	(a)	22,729
Hungary	—	4,362	—		4,362
India	—	22,339	—		22,339
Kazakhstan	—	2,888	—		2,888
Malaysia	—	3,329	—		3,329
Mexico	2,078	—	—		2,078
Panama	3,639	—	—		3,639
Poland	—	5,369	—		5,369
Russia	—	31,491	—		31,491
South Africa	—	29,321	—		29,321
South Korea	—	63,917	—		63,917
Taiwan	—	41,705	—		41,705
Thailand	—	23,809	—		23,809
Turkey	—	27,923	—		27,923
Ukraine	—	783	—		783
United Arab Emirates	—	4,140	—		4,140
United Kingdom	—	6,706	—		6,706

Total Common Stocks	15,690	397,032	—	(a)	412,722

Preferred Stocks
Brazil	1,432	15,729	—		17,161

Total Preferred Stocks	1,432	15,729	—		17,161

Short-Term Investment
Investment Company	10,554	—	—		10,554

Total Investments in Securities	$27,676	$412,761	$—	(a)	$440,437

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

JPMorgan Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$120,429	$55,431	$—	$175,860
Chile	—	41,132	—	41,132
China	12,318	253,252	—	265,570
Hong Kong	—	223,150	—	223,150
Hungary	—	18,011	—	18,011
India	—	229,737	—	229,737
Indonesia	—	96,946	—	96,946
Luxembourg	—	42,624	—	42,624
Malaysia	—	24,138	—	24,138
Mexico	69,112	—	—	69,112
Russia	—	66,833	—	66,833
South Africa	—	227,426	—	227,426
South Korea	—	254,249	—	254,249
Taiwan	—	161,178	—	161,178
Turkey	—	84,917	—	84,917
United Kingdom	—	59,077	—	59,077

Total Common Stocks	201,859	1,838,101	—	2,039,960

Preferred Stocks
Brazil	15,734	133,464	—	149,198
Short-Term Investment
Investment Company	54,151	—	—	54,151

Total Investments in Securities	$271,744	$1,971,565	$—	$2,243,309

Global Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$2,565	$—	$2,565
China	—	1,095	—	1,095
Finland	—	342	—	342
France	—	3,106	—	3,106
Germany	—	2,338	—	2,338
Hong Kong	—	539	—	539
Indonesia	—	369	—	369
Italy	—	743	—	743
Japan	—	3,018	—	3,018
Netherlands	—	2,014	—	2,014
New Zealand	—	739	—	739
Singapore	—	666	—	666
South Africa	—	16	—	16
Sweden	—	742	—	742
Switzerland	—	1,914	—	1,914
Taiwan	—	342	—	342
United Kingdom	—	4,536	—	4,536
United States	11,368	—	—	11,368

Total Common Stocks	11,368	25,084	—	36,452

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

Global Equity Income Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investment
Investment Company	$1,001	$—	$—	$1,001

Total Investments in Securities	$12,369	$25,084	$—	$37,453

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$73	$—	$73

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(55)	$—	$(55)

JPMorgan Global Opportunities Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Belgium	$—	$46	$—	$46
Canada	42	—	—	42
China	—	43	—	43
Denmark	—	21	—	21
Finland	—	34	—	34
France	—	198	—	198
Germany	—	174	—	174
Hong Kong	—	99	—	99
Ireland	47	97	—	144
Israel	—	33	—	33
Japan	—	399	—	399
Netherlands	—	251	—	251
South Korea	—	47	—	47
Sweden	—	31	—	31
Switzerland	96	105	—	201
Taiwan	—	36	—	36
United Kingdom	—	619	—	619
United States	2,147	—	—	2,147

Total Common Stocks	2,332	2,233	—	4,565

Preferred Stocks
Germany	—	51	—	51

Total Preferred Stocks	—	51	—	51

Total Investments in Securities	$2,332	$2,284	$—	$4,616

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$5	$—	$5

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(15)	$—	$(15)

JPMorgan International Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$37,183	$1,036,064	$—	$1,073,247

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

International Equity Index

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$32,306	$—	(a)	$32,306
Austria	—	8,906	—		8,906
Belgium	—	10,960	—		10,960
Brazil	1,210	—	—		1,210
Chile	3,503	315	—		3,818
China	—	4,090	—		4,090
Denmark	—	6,617	—		6,617
Finland	—	5,332	—		5,332
France	—	55,117	—		55,117
Germany	—	70,419	—		70,419
Greece	—	6,097	—		6,097
Hong Kong	—	5,744	—		5,744
Hungary	—	4,510	—		4,510
India	—	4,273	—		4,273
Ireland	—	5,014	—		5,014
Israel	—	4,550	—		4,550
Italy	—	44,994	—		44,994
Japan	—	106,880	—		106,880
Luxembourg	—	3,342	—		3,342
Mexico	4,414	109	—		4,523
Netherlands	—	23,982	—		23,982
New Zealand	—	3,370	—		3,370
Norway	—	9,475	—		9,475
Philippines	—	4,600	—		4,600
Portugal	—	5,168	—		5,168
Singapore	—	5,126	—		5,126
South Africa	—	4,161	—		4,161
South Korea	—	4,345	—		4,345
Spain	—	33,138	—		33,138
Sweden	—	10,801	—		10,801
Switzerland	—	15,985	—		15,985
Taiwan	—	4,354	—		4,354
Thailand	—	4,298	—		4,298
Turkey	—	4,835	—		4,835
United Kingdom	—	42,234	—		42,234
United States	—	52	—		52

Total Common Stocks	9,127	555,499	—	(a)	564,626

Preferred Stocks
Brazil	3,039	—	—		3,039
Chile	424	—	—		424
Germany	—	5,236	—		5,236
Italy	—	987	—		987
United Kingdom	5	—	—		5

Total Preferred Stocks	3,468	6,223	—		9,691

Investment Companies
United States	4,775	—	—		4,775

Total Investment Companies	4,775	—	—		4,775

Short-Term Investment
Investment Company	3,425	—	—		3,425

Total Investments in Securities	$20,795	$561,722	$—	(a)	$582,517

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

International Equity Index (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts	$19	$—	$—	$19

Depreciation in Other Financial Instruments
Futures Contracts	$(13)	$—	$—	$(13)

JPMorgan International Opportunities Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$20,495	$—	$20,495
Belgium	—	10,640	—	10,640
Canada	11,459	—	—	11,459
China	—	20,040	—	20,040
Denmark	—	3,941	—	3,941
Finland	—	8,621	—	8,621
France	—	54,516	—	54,516
Germany	—	62,519	—	62,519
Hong Kong	—	28,047	—	28,047
Indonesia	—	6,531	—	6,531
Ireland	—	19,707	—	19,707
Israel	—	5,714	—	5,714
Japan	—	144,145	—	144,145
Netherlands	—	59,650	—	59,650
New Zealand	—	4,189	—	4,189
South Korea	—	16,430	—	16,430
Spain	—	5,735	—	5,735
Sweden	—	23,266	—	23,266
Switzerland	—	60,146	—	60,146
Taiwan	—	8,656	—	8,656
United Kingdom	—	212,831	—	212,831

Total Common Stocks	11,459	775,819	—	787,278

Preferred Stocks
Germany	—	21,013	—	21,013

Short-Term Investment
Investment Company	20,262	—	—	20,262

Total Investments in Securities	$31,721	$796,832	$—	$828,553

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$4,039	$—	$4,039

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(6,000)	$—	$(6,000)
Futures Contracts	(40)	—	—	(40)

Total Depreciation in Other Financial Instruments	$(40)	$(6,000)	$—	$(6,040)

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

JPMorgan International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$57,474	$—	$57,474
Belgium	—	27,822	—	27,822
Canada	16,958	—	—	16,958
China	—	75,502	—	75,502
Finland	—	19,840	—	19,840
France	—	268,487	—	268,487
Germany	—	178,339	—	178,339
Hong Kong	—	67,396	—	67,396
Ireland	—	17,888	—	17,888
Israel	—	22,082	—	22,082
Italy	—	83,078	—	83,078
Japan	—	424,499	—	424,499
Luxembourg	—	15,323	—	15,323
Netherlands	—	163,306	—	163,306
Norway	—	27,964	—	27,964
Russia	—	11,092	—	11,092
South Africa	—	8,001	—	8,001
South Korea	—	26,239	—	26,239
Spain	—	55,192	—	55,192
Sweden	—	68,044	—	68,044
Switzerland	—	98,025	—	98,025
United Kingdom	—	452,412	—	452,412

Total Common Stocks	16,958	2,168,005	—	2,184,963

Preferred Stocks
Germany	—	37,661	—	37,661

Total Preferred Stocks	—	37,661	—	37,661

Short-Term Investment
Investment Company	65,639	—	—	65,639

Total Investments in Securities	$82,597	$2,205,666	$—	$2,288,263

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$8,496	$—	$8,496
Futures Contracts	326	—	—	326

Total Appreciation in Other Financial Instruments	$326	$8,496	$—	$8,822

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(8,441)	$—	$(8,441)

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

Intrepid International Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$20,454	$—	$20,454
Austria	—	1,355	—	1,355
Belgium	—	4,929	—	4,929
Bermuda	—	1,059	—	1,059
Brazil	732	963	—	1,695
China	986	6,340	—	7,326
Denmark	—	4,028	—	4,028
Finland	—	1,133	—	1,133
France	—	32,656	—	32,656
Germany	—	32,410	—	32,410
Hong Kong	—	8,032	—	8,032
India	—	3,079	—	3,079
Indonesia	—	1,203	—	1,203
Ireland	—	3,640	—	3,640
Israel	—	1,235	—	1,235
Italy	—	6,293	—	6,293
Japan	—	54,133	—	54,133
Netherlands	—	20,407	—	20,407
Norway	—	3,777	—	3,777
Singapore	—	1,062	—	1,062
South Africa	—	874	—	874
South Korea	—	2,309	—	2,309
Spain	—	7,101	—	7,101
Sweden	—	3,348	—	3,348
Switzerland	—	33,164	—	33,164
Taiwan	—	852	—	852
United Kingdom	—	74,755	—	74,755

Total Common Stocks	1,718	330,591	—	332,309

Preferred Stocks
Germany	—	4,384	—	4,384
Italy	—	1,110	—	1,110

Total Preferred Stocks	—	5,494	—	5,494

Short-Term Investment
Investment Company	7,030	—	—	7,030

Total Investments in Securities	$8,748	$336,085	$—	$344,833

(a)	Value is zero.
(b)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for country specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended October 31, 2012.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Emerging Economies Fund	Balance as of 10/31/11		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases [1]	Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/12
Investment in Securities
Common Stocks — Hong Kong	$—	(a)	$—	$—	$—	$—	$—	$—	$—	$—	(a)

	$—	(a)	$—	$—	$—	$—	$—	$—	$—	$—	(a)

Emerging Markets Equity Fund	Balance as of 10/31/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases [1]	Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/12
Investments in Securities
Common Stocks — China	$34,036	$—	$—	$—	$—	$—	$—	$(34,036)	$—
Common Stocks — Malaysia	6,016	—	—	—	—	—	—	(6,016)	—

	$40,052	$—	$—	$—	$—	$—	$—	$(40,052)	$—

International Equity Index Fund	Balance as of 10/31/11		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases [1]	Sales [2]		Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/12
Investments in Securities
Common Stocks — Australia	$—	(a)	$—	$—	$—	$—	$—		$—	$—	$—	(a)
Common Stocks — Japan	—	(a)	—	—	—	—	—	(a)	—	—	—

	$—	(a)	$—	$—	$—	$—	$—	(a)	$—	$—	$—	(a)

(a)	Value is zero.
[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the year.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at October 31, 2012, which were valued using significant unobservable inputs (Level 3) was zero for Emerging Economies Fund and International Equity Index Fund.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of October 31, 2012, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following is the value and percentage of net assets of illiquid securities as of October 31, 2012 (amounts in thousands):

	Value		Percentage
Emerging Economies Fund	$—	(a)	—%
International Equity Index Fund	—	(a)	—

(a)	Value is zero.

C. Futures Contracts — The Global Equity Income Fund, Global Opportunities Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended October 31, 2012 (amounts in thousands):

	Global Equity Income Fund		Global Opportunities Fund		International Equity Index Fund	International Opportunities Fund	International Value Fund
Futures Contracts:
Average Notional Balance Long	$927	(a)	$64	(b)	$8,476	$1,706	$11,017
Ending Notional Balance Long	—		—		5,001	9,867	29,548

(a)	For the period September 1, 2012 through October 31, 2012.
(b)	For the period December 1, 2011 through January 31, 2012.

D. Forward Foreign Currency Exchange Contracts — The Global Equity Income Fund, Global Opportunities Fund, International Opportunities Fund and International Value Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the year ended

October 31, 2012 (amounts in thousands):

	Global Equity Income Fund	Global Opportunities Fund	International Opportunities Fund	International Value Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$3,454	$710	$179,792	$471,067
Average Settlement Value Sold	7,828	791	152,248	371,768
Ending Settlement Value Purchased	3,715	638	252,852	676,976
Ending Settlement Value Sold	10,504	673	203,090	497,400

E. Summary of Derivatives Information — The following tables present the value of derivatives held as of October 31, 2012, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Equity Income Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign Exchange Contracts	Receivables	$73

Liabilities:
Foreign Currency Contracts	Payables	$(55)

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

Global Opportunities Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign Currency Contracts	Receivables	$5

Liabilities:
Foreign Currency Contracts	Payables	$(15)

International Equity Index Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$19

Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(13)

International Opportunities Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Forward Foreign Currency Exchange Contracts	Receivables	$—	$4,039

Liabilities:
Forward Foreign Currency Exchange Contracts	Payables	$—	$(6,000)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(40)	—

Total		$(40)	$(6,000)

International Value Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Forward Foreign Currency Exchange Contracts	Receivables	$—	$8,496
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	326	—

Total		$326	$8,496

Liabilities:
Forward Foreign Currency Exchange Contracts	Payables	$—	$(8,441)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOIs. The Statements of Assets & Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2012, by primary underlying risk exposure (amounts in thousands):

Global Equity Income Fund

Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$—	$61	$61
Equity contracts	(7)	—	(7)

Total	$(7)	$61	$54

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts
Foreign Exchange Contracts	$23

Global Opportunities Fund

Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$—	$36	$36
Equity contracts	6	—	6

Total	$6	$36	$42

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts
Foreign Exchange Contracts	$(14)

International Equity Index Fund

Derivative Contract	Futures Contracts
Equity contracts	$1,331

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Equity contracts	$(869)

International Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$—	$1,564	$1,564
Equity contracts	88	—	88

Total	$88	$1,564	$1,652

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$—	$(1,618)	$(1,618)
Equity contracts	(40)	—	(40)

Total	$(40)	$(1,618)	$(1,658)

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$—	$(3,373)	$(3,373)
Equity contracts	1,586	—	1,586

Total	$1,586	$(3,373)	$(1,787)

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$—	$(4,588)	$(4,588)
Equity contracts	287	—	287

Total	$287	$(4,588)	$(4,301)

The Funds’ derivatives contracts held at October 31, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Offering and Organizational Costs — Total offering costs of approximately $111,000 paid in connection with the offering of shares of the Global Equity Income Fund were amortized up to 12 months from the date the Fund commenced operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has recently enacted rules imposing a tax on indirect transfer of Indian shares, although additional guidance from the Indian tax authorities is awaited. At present, management does not believe that such tax will be applicable to the Funds. However, the Funds’ conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

L. Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually, except for Global Equity Income Fund, which are declared and paid monthly and for International Equity Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed/ (distribution in excess of) net investment income	Accumulated net realized gains (losses)
Emerging Economies Fund	$—	$(242)	$242
Emerging Markets Equity Fund	231	(26)	(205)
Global Equity Income Fund	—	70	(70)
Global Opportunities Fund	—	40	(40)
International Equity Fund	—	185	(185)
International Equity Index Fund	—	1,480	(1,480)
International Opportunities Fund	—	3,207	(3,207)
International Value Fund	—	1,205	(1,205)
Intrepid International Fund	—	(48)	48

The reclassifications for the Funds relate primarily to foreign currency gains or losses, non-taxable special dividends (International Equity Index Fund), and passive foreign investment company (PFIC) gains and losses (Emerging Economies Fund, Global Opportunities Fund, International Equity Index Fund and Intrepid International Fund).

N. Redemption Fees — Prior to May 2, 2011, shares of the Funds held for less than 60 days were generally subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees were paid directly to the applicable Fund and were credited to paid in capital. Effective May 2, 2011 shares of the Funds are no longer subject to a redemption fee regardless of how long such shares have been held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Economies Fund	1.00%
Emerging Markets Equity Fund	1.00
Global Equity Income Fund	0.80
Global Opportunities Fund	0.60
International Equity Fund	0.80
International Equity Index Fund	0.55
International Opportunities Fund	0.60
International Value Fund	0.60
Intrepid International Fund	0.85

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2012, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Emerging Economies Fund	0.25%	n/a	0.75%	n/a
Emerging Markets Equity Fund	0.25	0.75%	0.75	n/a
Global Equity Income Fund	0.25	n/a	0.75	0.50%
Global Opportunities Fund	0.25	n/a	0.75	0.50
International Equity Fund	0.25	0.75	0.75	0.50
International Equity Index Fund	0.25	0.75	0.75	0.50
International Opportunities Fund	0.25	0.75	0.75	n/a
International Value Fund	0.25	0.75	0.75	0.50
Intrepid International Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Emerging Economies Fund	$8		$1
Emerging Markets Equity Fund	37		4
Global Equity Income Fund	1		—
Global Opportunities Fund	—	(a)	—
International Equity Fund	11		1
International Equity Index Fund	64		1
International Opportunities Fund	2		—	(a)
International Value Fund	18		1
Intrepid International Fund	—	(a)	—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Economies Fund	0.25%	n/a	0.25%	n/a	0.05%	n/a	0.25%
Emerging Markets Equity Fund	0.25	0.25%	0.25	n/a	n/a	0.10%	0.25
Global Equity Income Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Global Opportunities Fund	0.25	n/a	0.25	0.25	0.05	n/a	0.25
International Equity Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
International Equity Index Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
International Opportunities Fund	0.25	0.25	0.25	n/a	n/a	0.10	0.25
International Value Fund	0.25	0.25	0.25	0.25	n/a	0.10	0.25
Intrepid International Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25
The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations. Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B	Class C		Class R2	Class R5		Class R6	Institutional Class	Select Class
Emerging Economies Fund	1.60	%*	n/a	2.10	%*	n/a	1.15	%*	n/a	n/a	1.35	%*
Emerging Markets Equity Fund	2.00		2.50%	2.50		n/a	n/a		n/a	1.45%	1.75
Global Equity Income Fund	1.25		n/a	1.75		1.50%	0.80		n/a	n/a	1.00
Global Opportunities Fund	1.25		n/a	1.75		1.50	0.80		0.75%	n/a	1.00
International Equity Fund	1.31		1.81	1.81		1.56	0.86		0.81	n/a	1.06
International Equity Index Fund	1.07		1.80	1.80		1.32	n/a		n/a	n/a	0.82
International Opportunities Fund	1.31		1.92	1.92		n/a	n/a		0.81	0.91	1.06
International Value Fund	1.35		1.85	1.85		1.60	n/a		0.85	0.95	1.10
Intrepid International Fund	1.50		n/a	2.00		1.75	n/a		n/a	1.00	1.25

*	Prior to February 29, 2012, the contractual expense limitations for Emerging Economies Fund were 1.85%, 2.35%, 1.40% and 1.60% for Class A, Class C, Class R5 and Select Class, respectively.

The expense limitation agreements were in effect for the year ended October 31, 2012. The contractual expense limitation percentages in the table above are in place until at least February 28, 2013. In addition, the Funds’ service providers have voluntarily waived fees during the year ended October 31, 2012. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended October 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Emerging Economies Fund	$84	$227	$134	$445	$—
Emerging Markets Equity Fund	—	—	9	9	—
Global Equity Income Fund	217	25	14	256	80
Global Opportunities Fund	27	4	—	31	268
International Equity Fund	1,064	601	—	1,665	—
International Equity Index Fund	96	—	1,276	1,372	—
International Opportunities Fund	—	4	—	4	—
International Value Fund	186	305	—	491	—
Intrepid International Fund	86	231	240	557	—

	Voluntary Waivers
	Investment Advisory	Total
International Equity Fund	$4	$4
International Equity Index Fund	3	3

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2012 were as follows (amounts in thousands):

Emerging Economies Fund	$18
Emerging Markets Equity Fund	94
International Equity Fund	58
International Equity Index Fund	10
International Opportunities Fund	31
International Value Fund	79
Intrepid International Fund	14

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended October 31, 2012, incurred brokerage commissions with broker-dealers affiliated with the Advisor were as follows (amounts in thousands):

Emerging Economies Fund	$—	(a)
Emerging Markets Equity Fund	4
Global Equity Income Fund	—	(a)
Global Opportunities Fund	—	(a)
International Opportunities Fund	2
International Value Fund	2
Intrepid International Fund	—	(a)

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$353,295	$261,777
Emerging Markets Equity Fund	422,152	439,031
Global Equity Income Fund	44,954	13,519
Global Opportunities Fund	4,401	4,554
International Equity Fund	327,647	44,190
International Equity Index Fund	110,827	158,659
International Opportunities Fund	579,526	281,149
International Value Fund	1,401,115	1,266,022
Intrepid International Fund	228,241	125,645

During the year ended October 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$435,456	$28,664	$23,683	$4,981
Emerging Markets Equity Fund	1,853,904	465,255	75,850	389,405
Global Equity Income Fund	35,054	2,934	535	2,399
Global Opportunities Fund	4,244	541	169	372
International Equity Fund	914,622	190,913	32,288	158,625
International Equity Index Fund	404,037	208,740	30,260	178,480
International Opportunities Fund	789,906	69,045	30,398	38,647
International Value Fund	2,129,829	235,636	77,202	158,434
Intrepid International Fund	316,153	33,335	4,655	28,680

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of passive foreign investment companies (PFICs) (Emerging Economies Fund, Global Equity Income Fund, Global Opportunities Fund, International Equity Index Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund), non-taxable special dividends (International Equity Index Fund) and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Emerging Economies Fund	$4,871	$4,871
Emerging Markets Equity Fund	1,925	1,925
Global Equity Income Fund	945	945
Global Opportunities Fund	63	63
International Equity Fund	17,653	17,653
International Equity Index Fund	16,355	16,355
International Opportunities Fund	16,377	16,377
International Value Fund	72,105	72,105
Intrepid International Fund	3,643	3,643

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Emerging Economies Fund	$374	$374
Emerging Markets Equity Fund	9,587	9,587
Global Equity Income Fund	69	69
Global Opportunities Fund	59	59
International Equity Fund	12,838	12,838
International Equity Index Fund	16,469	16,469
International Opportunities Fund	8,198	8,198
International Value Fund	52,369	52,369
Intrepid International Fund	3,055	3,055

As of October 31, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$5,957	$(52,288)	$5,009
Emerging Markets Equity Fund	12,492	(95,568)	389,443
Global Equity Income Fund	127	(624)	2,397
Global Opportunities Fund	90	(1,086)	373
International Equity Fund	1,483	(27,441)	158,639
International Equity Index Fund	13,388	(68,793)	178,510
International Opportunities Fund	16,738	(87,159)	38,837
International Value Fund	51,753	(577,731)	159,181
Intrepid International Fund	5,730	(556,992)	28,660

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation, distribution payable (Global Equity Income Fund), mark to market of forward foreign currency contracts (Global Equity Income Fund, Global Opportunities Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund), mark to market of futures contracts (International Opportunities Fund and International Value Fund), mark to market of passive foreign investment companies (PFICs) (Emerging Economies Fund, Global Equity Income Fund, Global Opportunities Fund, International Equity Index Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund) and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

As of October 31, 2012, the Funds had post-enactment net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Economies Fund	$19,744	$13,924
Emerging Markets Equity Fund	26,125	59,597
Global Equity Income Fund	418	64
Global Opportunities Fund	222	—
International Equity Fund	—	9,002
International Equity Index Fund	4,418	10,230
International Opportunities Fund	8,636	10,241
International Value Fund	75,342	77,603
Intrepid International Fund	11,500	805

As of October 31, 2012, the Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains as follows: (amounts in thousands):

	2016	2017	2018	2019	Total
Emerging Economies Fund	$—	$1,890	$—	$16,730	$18,620
Emerging Markets Equity Fund	—	9,846	—	—	9,846
Global Equity Income Fund	—	—	—	142	142
Global Opportunities Fund	437	264	—	163	864
International Equity Fund	—	7,942	7,185	3,312	18,439
International Equity Index Fund	—	54,145	—	—	54,145
International Opportunities Fund	18,724	39,131	441	9,986	68,282
International Value Fund	119,474	241,545	63,767	—	424,786
Intrepid International Fund	293,716	250,971	—	—	544,687

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for each of the Emerging Markets Equity Fund, International Equity Index Fund, International Value Fund and Intrepid International Fund.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

In addition, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of certain of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Emerging Economies Fund	15.9%	60.8%
Emerging Markets Equity Fund	n/a	15.1
International Equity Fund	n/a	46.0
International Equity Index Fund	49.1	n/a
International Opportunities Fund	n/a	60.2
Intrepid International Fund	n/a	75.6

Additionally, the Advisor owns a significant portion of the outstanding shares of Global Equity Income Fund and Global Opportunities Fund.

International Value Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2012, substantially all of the Funds’ net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of October 31, 2012, International Equity Fund, International Opportunities Fund and Intrepid International Fund invested 24.1%, 25.7% and 21.7% of their respective total investments in issuers in the United Kingdom. Global Equity Income Fund and Global Opportunities Fund invested 30.4% and 46.5% of their respective total investments in issuers in the United States.

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Equity Income Fund, JPMorgan Global Opportunities Fund (formerly JPMorgan Global Focus Fund), JPMorgan International Equity Fund, JPMorgan International Equity Index Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Opportunities Fund (formerly JPMorgan Global Focus Fund), JPMorgan International Equity Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund (each a separate Fund of JPMorgan Trust I) and JPMorgan International Equity Index Fund (a separate Fund of JPMorgan Trust II) at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, and the financial position of JPMorgan Global Equity Income Fund (a separate Fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period February 28, 2011 (commencement of operations) through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2012

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	168	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	168	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	168	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	168	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	168	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	168	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	168	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	168	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	168	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	168	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	168	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	168	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	168	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Messrs. Armstrong, Reid, and Spalding are retiring from the Board of Trustees effective December 31, 2012. The other Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (168 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

TRUSTEES

(Unaudited) (continued)

In order to fill the vacancies created by the retirement of Messrs. Reid, Armstrong, and Spalding effective December 31, 2012, the Board appointed Mary E. Martinez and Mitchell M. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013. Information about Ms. Martinez, Mr. Merin, and Ms. Pardo is set forth below:

Name (Year of Birth)	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years

Mary E. Martinez (1960)	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Mitchell M. Merin (1953)	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

Marian U. Pardo* (1946)	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) 2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

*	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she will irrevocably waive effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which will end on January 1, 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Timothy J. Stewart (1974), Assistant Treasurer (2012)***	Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011 – 2012); Chief Financial Officer (2008 – 2011) and Director of Operations (2003 - 2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	Mr. Stewart is the Assistant Treasurer of JPMorgan Trust I only.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2012, and continued to hold your shares at the end of the reporting period, October 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2012	Ending Account Value, October 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual	$1,000.00	$949.90	$7.84	1.60%
Hypothetical	1,000.00	1,017.09	8.11	1.60
Class C
Actual	1,000.00	947.10	10.28	2.10
Hypothetical	1,000.00	1,014.58	10.63	2.10
Class R5
Actual	1,000.00	952.20	5.64	1.15
Hypothetical	1,000.00	1,019.36	5.84	1.15
Select Class
Actual	1,000.00	950.70	6.62	1.35
Hypothetical	1,000.00	1,018.35	6.85	1.35

Emerging Markets Equity Fund
Class A
Actual	1,000.00	990.50	9.06	1.81
Hypothetical	1,000.00	1,016.04	9.17	1.81
Class B
Actual	1,000.00	987.60	11.54	2.31
Hypothetical	1,000.00	1,013.52	11.69	2.31
Class C
Actual	1,000.00	988.00	11.54	2.31
Hypothetical	1,000.00	1,013.52	11.69	2.31
Institutional Class
Actual	1,000.00	992.60	7.06	1.41
Hypothetical	1,000.00	1,018.05	7.15	1.41

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Beginning Account Value, May 1, 2012	Ending Account Value, October 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Emerging Markets Equity Fund (continued)
Select Class
Actual	$1,000.00	$991.60	$7.81	1.56%
Hypothetical	1,000.00	1,017.29	7.91	1.56

Global Equity Income Fund
Class A
Actual	1,000.00	1,037.60	6.40	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	1,036.10	8.96	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Class R2
Actual	1,000.00	1,036.50	7.68	1.50
Hypothetical	1,000.00	1,017.60	7.61	1.50
Class R5
Actual	1,000.00	1,040.00	4.10	0.80
Hypothetical	1,000.00	1,021.11	4.06	0.80
Select Class
Actual	1,000.00	1,039.00	5.13	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00

Global Opportunities Fund
Class A
Actual	1,000.00	995.60	6.27	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	992.60	8.77	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Class R2
Actual	1,000.00	994.80	7.52	1.50
Hypothetical	1,000.00	1,017.60	7.61	1.50
Class R5
Actual	1,000.00	997.80	4.02	0.80
Hypothetical	1,000.00	1,021.11	4.06	0.80
Class R6
Actual	1,000.00	998.50	3.77	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Select Class
Actual	1,000.00	997.00	5.02	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00

International Equity Fund
Class A
Actual	1,000.00	1,014.50	6.58	1.30
Hypothetical	1,000.00	1,018.60	6.60	1.30
Class B
Actual	1,000.00	1,011.60	9.10	1.80
Hypothetical	1,000.00	1,016.09	9.12	1.80
Class C
Actual	1,000.00	1,011.80	9.10	1.80
Hypothetical	1,000.00	1,016.09	9.12	1.80
Class R2
Actual	1,000.00	1,013.10	7.84	1.55
Hypothetical	1,000.00	1,017.34	7.86	1.55
Class R5
Actual	1,000.00	1,016.40	4.31	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	145

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2012	Ending Account Value, October 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
International Equity Fund (continued)
Class R6
Actual	$1,000.00	$1,016.70	$4.06	0.80%
Hypothetical	1,000.00	1,021.11	4.06	0.80
Select Class
Actual	1,000.00	1,015.50	5.32	1.05
Hypothetical	1,000.00	1,019.86	5.33	1.05
International Equity Index Fund
Class A
Actual	1,000.00	1,030.50	5.46	1.07
Hypothetical	1,000.00	1,019.76	5.43	1.07
Class B
Actual	1,000.00	1,027.10	9.12	1.79
Hypothetical	1,000.00	1,016.14	9.07	1.79
Class C
Actual	1,000.00	1,027.10	9.12	1.79
Hypothetical	1,000.00	1,016.14	9.07	1.79
Class R2
Actual	1,000.00	1,029.00	6.73	1.32
Hypothetical	1,000.00	1,018.50	6.70	1.32
Select Class
Actual	1,000.00	1,031.50	4.19	0.82
Hypothetical	1,000.00	1,021.01	4.17	0.82

International Opportunities Fund
Class A
Actual	1,000.00	1,001.60	6.44	1.28
Hypothetical	1,000.00	1,018.70	6.50	1.28
Class B
Actual	1,000.00	1,000.00	8.95	1.78
Hypothetical	1,000.00	1,016.19	9.02	1.78
Class C
Actual	1,000.00	999.20	8.95	1.78
Hypothetical	1,000.00	1,016.19	9.02	1.78
Class R6
Actual	1,000.00	1,004.80	3.93	0.78
Hypothetical	1,000.00	1,021.22	3.96	0.78
Institutional Class
Actual	1,000.00	1,004.00	4.43	0.88
Hypothetical	1,000.00	1,020.71	4.47	0.88
Select Class
Actual	1,000.00	1,003.20	5.19	1.03
Hypothetical	1,000.00	1,019.96	5.23	1.03

International Value Fund
Class A
Actual	1,000.00	1,009.90	6.77	1.34
Hypothetical	1,000.00	1,018.40	6.80	1.34
Class B
Actual	1,000.00	1,006.70	9.28	1.84
Hypothetical	1,000.00	1,015.89	9.32	1.84
Class C
Actual	1,000.00	1,007.70	9.29	1.84
Hypothetical	1,000.00	1,015.89	9.32	1.84
Class R2
Actual	1,000.00	1,008.40	8.03	1.59
Hypothetical	1,000.00	1,017.14	8.06	1.59

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

	Beginning Account Value, May 1, 2012	Ending Account Value, October 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
International Value Fund (continued)
Class R6
Actual	$1,000.00	$1,012.30	$4.25	0.84%
Hypothetical	1,000.00	1,020.91	4.27	0.84
Institutional Class
Actual	1,000.00	1,012.30	4.75	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Select Class
Actual	1,000.00	1,011.50	5.51	1.09
Hypothetical	1,000.00	1,019.66	5.53	1.09

Intrepid International Fund
Class A
Actual	1,000.00	1,006.30	7.51	1.49
Hypothetical	1,000.00	1,017.65	7.56	1.49
Class C
Actual	1,000.00	1,003.80	10.02	1.99
Hypothetical	1,000.00	1,015.13	10.08	1.99
Class R2
Actual	1,000.00	1,004.50	8.77	1.74
Hypothetical	1,000.00	1,016.39	8.82	1.74
Institutional Class
Actual	1,000.00	1,008.70	5.00	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Select Class
Actual	1,000.00	1,007.30	6.26	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24

* Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	147

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement

148	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, securities lending and other related services. The Trustees also considered that the Funds are not currently engaged in securities lending.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Equity Index Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the Senior Officer’s report in determining whether to continue the Advisory Agreements.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Emerging Economies Fund, Emerging Markets Equity Fund, Global Equity Income Fund, Global Opportunities Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	149

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance a the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s performance was in the third and first quintiles for Class A shares and in the second and first quintiles for Select Class shares for the one- and three-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Emerging Markets Equity Fund’s performance was in the second, fourth and second quintiles for Class A shares and in the second, third and second quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the performance of the Global Equity Income Fund since its inception on February 28, 2011 as compared with that of its benchmark index through December 31, 2011. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Global Opportunities Fund’s performance was in the fifth and first quintiles for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees also noted that effective

November 1, 2011, the Fund changed its name, investment objective and investment strategies. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Equity Fund’s performance was in the second quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2011, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Equity Index Fund’s performance was in the fourth, third and third quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. They requested, however, that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the money market and alternative products subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the International Opportunities Fund’s performance was in the fourth, third and third quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Value Fund’s performance was in the third, second and second quintiles for both Class A and Select Class shares for the one-, three- and five- year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid International Fund’s performance was in the fourth, fourth and fifth quintiles for Class A shares and in the third, fourth, and fifth quintiles for Select Class shares for the one-, three- and five- year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and

150	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. They requested, however, that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for Class A and Select Class shares was in the third and fourth quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the fourth quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Global Equity Income Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for both Class A and Select Class shares were in the second quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Global Opportunities Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of their Universe Group. The Trustees noted further that, effective November 1, 2011, the contractual advisory fee and expense caps for the Fund were reduced and that Lipper reflected the reduced fees and expense caps in their analysis. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Equity Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Equity Index Fund’s net advisory fee for Class A and Select Class shares was in the second and fifth quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and fourth quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Opportunities Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Value Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid International Fund’s net advisory fee for Class A and Select Class shares was in the second and third quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

OCTOBER 31, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	151

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividend Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2012:

Dividend Received Deduction
Global Equity Income Fund	32.07%
Global Opportunities Fund	30.46

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Emerging Economies Fund	$4,871
Emerging Markets Equity Fund	1,925
Global Equity Income Fund	945
Global Opportunities Fund	63
International Equity Fund	17,653
International Equity Index Fund	16,355
International Opportunities Fund	16,377
International Value Fund	69,589
Intrepid International Fund	3,643

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2012, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Emerging Economies Fund	$11,910	$864
Emerging Markets Equity Fund	50,078	2,866
Global Equity Income Fund	948	82
Global Opportunities Fund	91	6
International Equity Fund	26,548	1,767
International Equity Index Fund	18,678	1,969
International Opportunities Fund	21,492	1,553
International Value Fund	80,600	5,523
Intrepid International Fund	8,905	639

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December, 2012. These shareholders will receive more detailed information along with their 2012 Form 1099-DIV.

152	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2012

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. October 2012.	AN-INTEQ-1012

Annual Report

J.P. Morgan Tax Aware Funds

October 31, 2012

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware Real Return Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 26, 2012 (Unaudited)

Dear Shareholder:

Global equity markets continued to seesaw against an uncertain macroeconomic and geopolitical backdrop. In the U.S., improving economic data has been overshadowed by the pending “fiscal cliff.” Concerns about a potential economic “hard landing” in China remain, while escalating tension in the Middle East recently resulted in a conflict between Israel and Hamas, exacerbating fears about the stability of the region. Europe’s debt crisis continues and global equity prices have fluctuated with investors’ changing perception about the viability of corrective actions taken by the European Central Bank.

“The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors.”

Despite these sharp swings in market momentum, stocks in most parts of the world posted positive returns for the twelve months ended October 31, 2012. Accommodative monetary policies have been a significant catalyst for the positive returns for stocks during the past year and continue to keep yields at historically low levels. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging markets debt in search of higher yielding securities. Higher demand for these securities as well as positive fundamentals led to positive returns for high yield bonds and emerging markets debt during the 12 months ended October 31, 2012.

U.S. Treasury Yields Remain Low while U.S. Stocks Outperform

Real yields are negative on many parts of the yield curve, meaning that the payment that investors will receive from these bonds is less than the expected rate of inflation. Holders of these securities are willing to see the purchasing power of their money decline in order to access the perceived safety of U.S. Treasury securities, likely a reflection of the elevated level of uncertainty among investors. The yield for 10-year U.S. Treasury securities ended October 2012 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 2.9%, respectively.

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended

October 31, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks, which were weighed down by Europe’s ongoing debt crisis and concerns about an economic “hard landing” in China.

Emerging Markets: An Evolving Asset Class

While the Chinese economy rightfully commands a large amount of attention from emerging markets investors, the asset class encompasses a wide range of countries with diverse cultural and political standards and evolving industries. Changes to local political administrations and economic policies can alter the investment landscape of an emerging market. For example, recently elected Mexican president Pena Nieto has pledged to focus on energy, labor and tax reforms, which has attracted more foreign investors who welcome the proposed business-friendly changes. On the other side of the spectrum, Russia’s recent presidential election has elevated geopolitical risk and therefore lowered the willingness of investors to invest in local Russian companies.

The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors. The volatility and differences in emerging markets can also create attractive investment opportunities for active managers with the resources in place to monitor disparate emerging economies and the companies that operate in them.

Emerging markets securities can be a valuable tool for investors as they construct their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	1

A MESSAGE FROM GARY J. MADICH, CFA

Global Chief Investment Officer for J.P. Morgan Asset Management’s Global Fixed Income Group

DECEMBER 7, 2012 (Unaudited)

Flows into bond funds remain strong. Investors still seem to be drawn to the perception of bonds’ relative safety versus other investments and continue to allocate assets to fixed income securities given the uncertainty prevalent in today’s marketplace. While we believe that bonds play an essential role in any well-diversified portfolio, we would like to take this opportunity to remind you about the risks associated with bond funds and the importance of diversification.

Bond prices generally decrease as interest rates rise and increase as interest rates fall. Currently, interest rates are at very low levels and most fixed income portfolios would be negatively impacted in an environment where interest rates may increase, as the fixed income securities held in the portfolios would likely decrease in value. This is a broad risk that applies to most portfolios of bonds across the spectrum of the fixed income market. Bond portfolios comprised mostly of municipal bonds share this risk and also carry other risks specific to the nature of their asset class.

The ability of states and municipalities to repay their debt could be hindered by unfavorable local economic or political events. Acknowledging the challenges facing many states and municipalities, our strategic and tactical mutual fund positions maintain a preference for an up in quality bias in an effort to actively manage our credit exposures, liquidity, and volatility levels. The portfolio management teams continue to focus on fundamental security selection and credit analyses in the construction of our portfolios. In addition , we are assessing the impact that potential changes to U.S. tax policies may have on our portfolios and will make any necessary adjustments. However, it is important to note that, given their inherent geographic concentration, state-specific municipal bond funds may experience a disproportionately negative impact as a result of unfavorable economic or political developments in the state or region where the funds are primarily invested.

While we certainly believe that municipal bond funds are a valuable tool for many investors, the risks associated with these funds serve as a reminder about the importance of a well-diversified portfolio. We believe that the best way to manage against a variety of risks is to proactively build a well-diversified portfolio that may be able to withstand and benefit from a variety of future outcomes1.

On behalf of the Funds’ fixed income portfolio management team,

Gary J. Madich, CFA

[1]	Diversification does not guarantee investment returns and does not eliminate the risk of loss.

2	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	14.19%
S&P 500 Index	15.21%

Net Assets as of 10/31/2012 (In Thousands)	$867,908

INVESTMENT OBJECTIVE**

The JPMorgan Tax Aware Equity Fund (the “Fund”) seeks to provide high after-tax total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

The debt crisis in Europe continued to be a major source of uncertainty in capital markets. Global equity prices rose and fell with investors’ changing perception about the viability of actions taken by the European Central Bank to curb the crisis. While U.S. stocks were not immune to these market fluctuations, accommodative policies from the U.S. Federal Reserve and improving U.S. economic data helped U.S. stocks outperform international and emerging markets stocks. The S&P 500 Index (the “Benchmark”) finished the reporting period with a 15.21% gain.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Benchmark for the twelve months ended October 31, 2012. The Fund’s stock selection in the auto and transportation sector and overweight and stock selection in the network technology sector detracted from relative performance. The Fund’s stock selection in the retail sector and overweight and stock selection in the systems hardware sector contributed to the Fund’s relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Walter Energy, Inc. and Johnson Controls, Inc. Walter Energy, Inc. is a producer and exporter of metallurgical coal. The stock declined due to pricing pressure in the coal sector given low natural gas prices and slower economic growth. Shares of Johnson Controls, Inc. declined given soft earnings driven by European auto exposure and battery business segment.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Lowe’s Cos., Inc. and Lennar Corp. Lowe’s Cos., Inc. is a home improvement retailer and Lennar Corp. is a construction services company. Both stocks benefited from better investor sentiment towards an improving U.S. housing market. In addition, shares of Lowe’s Cos., Inc. benefited from the company’s earnings and sales growth, boosted by its restructuring initiatives.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth.

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	3

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.2%
2.	Microsoft Corp.	3.2
3.	Wells Fargo & Co.	3.0
4.	Time Warner, Inc.	2.6
5.	Merck & Co., Inc.	2.2
6.	Exxon Mobil Corp.	2.1
7.	United Technologies Corp.	2.1
8.	Pfizer, Inc.	2.1
9.	Google, Inc., Class A	2.0
10.	Oracle Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.7%
Consumer Discretionary	16.9
Financials	14.2
Health Care	13.8
Energy	12.0
Industrials	8.6
Consumer Staples	7.4
Materials	3.6
Telecommunication Services	1.2
Utilities	1.0
Short-Term Investment	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012
		1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distri butions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distri butions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distri butions and Sale of Fund Shares
CLASS A SHARES	3/22/11
Without Sales Charge		13.64%	13.39%	9.00%	0.24%	0.01%	0.15%	6.71%	6.48%	5.86%
With Sales Charge*		7.65	7.41	5.10	(0.84)	(1.06)	(0.76)	6.14	5.91	5.34
CLASS C SHARES	3/22/11
Without CDSC		13.10	12.93	8.64	0.07	(0.13)	0.02	6.63	6.40	5.79
With CDSC**		12.10	11.93	7.99	0.07	(0.13)	0.02	6.63	6.40	5.79
INSTITUTIONAL CLASS SHARES	1/30/97	14.19	13.82	9.36	0.38	0.12	0.25	6.79	6.54	5.92
SELECT CLASS SHARES	3/22/11	13.93	13.59	9.19	0.32	0.07	0.20	6.76	6.51	5.89

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (10/31/02 TO 10/31/2012)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class C and Select Class Shares would have been lower than shown because Class A, Class C and Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from October 31, 2002 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper

Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	5

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.66%
Barclays Competitive Intermediate Municipal (1-17 Year) Maturities Index	7.01%
Composite Benchmark**	7.61%

Net Assets as of 10/31/2012 (In Thousands)	$3,256,024

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

INVESTMENT APPROACH

The Fund uses zero-coupon inflation-swaps (“inflation swaps”) in combination with tax-exempt municipal bonds to create a synthetic portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that result from macroeconomic or technical factors.

HOW DID THE MARKET PERFORM?

In most parts of the world, central banks continued their efforts to stimulate economic growth with accommodative policies. The U.S. Federal Open Market Committee extended its $400 billion “Operation Twist” program through the end of 2012 and announced an additional round of quantitative easing in September. Meanwhile, in June, European leaders agreed to ease repayment rules for emergency loans to Spanish banks and relax conditions on potential help for Italy, increasing optimism that Europe’s debt crisis may be contained. In the municipal bond market, interest rates remained at historically low levels and the volume of new debt issuances by states and municipalities was low. Demand for municipal bonds remained strong during the reporting period, which helped support a positive technical environment. Lower-quality tax-free fixed income securities outperformed higher-quality securities as investors reached for yield given the low level of interest rates. The Barclays Competitive Intermediate Municipal (1-17 Year) Maturities Index (the “Municipal Securities Benchmark”) returned 7.01% for the twelve months ended October 31, 2012.

Inflation, as measured by the CPI-U, increased during the reporting period, while improving economic data caused investors’ expectations for future inflation to increase across most parts of the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time). 5-, 10-, 20- and 30-year maturity inflation swaps also increased during the twelve months ended October 31, 2012. 2-year maturity inflation swaps posted a negative return during the reporting period.

HOW DID THE FUND PERFORM?

While the Fund (Select Class Shares) posted a positive absolute return, it underperformed the Municipal Securities Benchmark and its Composite Benchmark for the twelve months ended October 31, 2012. The Fund’s fixed income investments were allocated primarily among high-quality general obligation bonds, pre-refunded bonds (bonds that are secured with U.S. government securities) and essential-service revenue bonds. The Fund’s underperformance versus the Municipal Securities Benchmark and the Composite Benchmark was mainly due to this preference for high-quality municipal bond securities as improving U.S. economic data supported investors’ appetite for risk during the reporting period and helped lower-quality municipal bonds outperform.

Over the reporting period, the Fund’s exposure to inflation swaps benefited the Fund’s absolute performance as inflation expectations increased across most of the yield curve. However, the Fund’s overall underweight versus the Barclays Capital Inflation Swap 5 Year Zero Coupon Index detracted from relative performance versus the Composite Benchmark. The Fund’s exposure to shorter-dated inflation swaps detracted from relative performance as short-maturity inflation expectations lagged the broader rally as a result of a decline in the

6	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

price of crude oil futures. However, the Fund’s exposure to longer inflation swaps contributed to relative performance versus the Composite Benchmark as longer-dated inflation swaps outperformed amid a strong equity market rally, more favorable economic data and generally improved financial conditions.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its quality bias, as the Fund’s portfolio managers preferred higher-quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve.

PORTFOLIO COMPOSITION****
Municipal Bonds	96.5%
Short-Term Investment	3.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Fund’s Composite Benchmark is determined by adding the return of the Barclays Competitive Intermediate (1-17 Year) Maturities Index and the Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	7

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012
		1 YEAR			5 YEAR			SINCE INCEPTION
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	8/31/05
Without Sales Charge		5.55%	5.37%	4.26%	3.86%	3.82%	3.64%	3.45%	3.43%	3.32%
With Sales Charge*		1.57	1.39	1.65	3.06	3.02	2.95	2.90	2.88	2.84
CLASS C SHARES	8/31/05
Without CDSC		4.92	4.79	3.68	3.20	3.17	3.00	2.83	2.81	2.71
With CDSC**		3.92	3.79	3.03	3.20	3.17	3.00	2.83	2.81	2.71
INSTITUTIONAL CLASS SHARES	8/31/05	5.91	5.71	4.56	4.13	4.09	3.91	3.77	3.74	3.63
SELECT CLASS SHARES	8/31/05	5.66	5.47	4.36	3.97	3.93	3.75	3.60	3.58	3.47

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (8/31/05 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2005.

This graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Real Return Fund, the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2005 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses incurred by the Fund. The Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index

represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the Barclays Competitive Intermediate (1-17 Year) Maturities Index and the Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a minimum investment of $1,000,000. For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.2%
	Consumer Discretionary — 16.9%
	Auto Components — 1.0%
337	Johnson Controls, Inc.	8,677

	Automobiles — 1.0%
349	General Motors Co. (a)	8,909

	Hotels, Restaurants & Leisure — 2.4%
144	Carnival Corp.	5,445
98	Royal Caribbean Cruises Ltd.	3,293
176	Yum! Brands, Inc.	12,371

		21,109

	Household Durables — 0.8%
178	Lennar Corp., Class A	6,655

	Internet & Catalog Retail — 1.2%
44	Amazon.com, Inc. (a)	10,352

	Media — 5.5%
386	Comcast Corp., Class A	14,477
145	DISH Network Corp., Class A	5,176
57	Time Warner Cable, Inc.	5,660
518	Time Warner, Inc.	22,501

		47,814

	Multiline Retail — 1.0%
137	Target Corp.	8,716

	Specialty Retail — 3.3%
18	AutoZone, Inc. (a)	6,640
172	Home Depot, Inc. (The)	10,558
351	Lowe’s Cos., Inc.	11,349

		28,547

	Textiles, Apparel & Luxury Goods — 0.7%
19	Lululemon Athletica, Inc., (Canada) (a)	1,283
27	V.F. Corp.	4,276

		5,559

	Total Consumer Discretionary	146,338

	Consumer Staples — 7.3%
	Beverages — 0.9%
108	PepsiCo, Inc.	7,510

	Food & Staples Retailing — 0.4%
40	Costco Wholesale Corp.	3,914

	Food Products — 2.2%
8	Archer-Daniels-Midland Co.	209
246	General Mills, Inc.	9,847
360	Mondelez International, Inc., Class A	9,551

		19,607

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 1.7%
213	Procter & Gamble Co. (The)	14,764

	Personal Products — 0.5%
73	Estee Lauder Cos., Inc. (The), Class A	4,494

	Tobacco — 1.6%
153	Philip Morris International, Inc.	13,538

	Total Consumer Staples	63,827

	Energy — 12.0%
	Energy Equipment & Services — 3.3%
81	Cameron International Corp. (a)	4,126
129	Ensco plc, (United Kingdom), Class A	7,468
228	Halliburton Co.	7,367
134	Schlumberger Ltd.	9,292

		28,253

	Oil, Gas & Consumable Fuels — 8.7%
135	Anadarko Petroleum Corp.	9,283
165	Cheniere Energy, Inc. (a)	2,655
86	EOG Resources, Inc.	10,003
204	Exxon Mobil Corp.	18,562
122	Kinder Morgan, Inc.	4,238
196	Occidental Petroleum Corp.	15,501
99	Phillips 66	4,664
56	Pioneer Natural Resources Co.	5,888
136	Williams Cos., Inc. (The)	4,758

		75,552

	Total Energy	103,805

	Financials — 14.1%
	Capital Markets — 2.7%
82	Goldman Sachs Group, Inc. (The)	10,039
271	Invesco Ltd.	6,590
208	Morgan Stanley	3,615
180	TD Ameritrade Holding Corp.	2,824

		23,068

	Commercial Banks — 3.0%
779	Wells Fargo & Co.	26,232

	Consumer Finance — 0.3%
54	American Express Co.	3,023

	Diversified Financial Services — 4.0%
1,041	Bank of America Corp.	9,702
317	Citigroup, Inc.	11,842
151	CME Group, Inc.	8,453
36	IntercontinentalExchange, Inc. (a)	4,753

		34,750

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	9

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — 4.1%
155	ACE Ltd., (Switzerland)	12,219
85	Hartford Financial Services Group, Inc.	1,852
343	MetLife, Inc.	12,189
163	Prudential Financial, Inc.	9,326

		35,586

	Total Financials	122,659

	Health Care — 13.8%
	Biotechnology — 2.7%
59	Biogen Idec, Inc. (a)	8,135
107	Celgene Corp. (a)	7,821
36	Onyx Pharmaceuticals, Inc. (a)	2,783
88	Vertex Pharmaceuticals, Inc. (a)	4,254

		22,993

	Health Care Equipment & Supplies — 1.7%
228	CareFusion Corp. (a)	6,044
163	Covidien plc, (Ireland)	8,981

		15,025

	Health Care Providers & Services — 3.1%
197	Cardinal Health, Inc.	8,098
40	DaVita, Inc. (a)	4,546
73	Humana, Inc.	5,442
154	UnitedHealth Group, Inc.	8,615

		26,701

	Pharmaceuticals — 6.3%
69	Allergan, Inc.	6,247
165	Johnson & Johnson	11,656
414	Merck & Co., Inc.	18,888
735	Pfizer, Inc.	18,281

		55,072

	Total Health Care	119,791

	Industrials — 8.6%
	Aerospace & Defense — 3.2%
144	Honeywell International, Inc.	8,822
237	United Technologies Corp.	18,513

		27,335

	Building Products — 0.6%
353	Masco Corp.	5,328

	Commercial Services & Supplies — 0.5%
160	Tyco International Ltd., (Switzerland)	4,304

	Construction & Engineering — 0.5%
85	Fluor Corp.	4,720

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 1.2%
214	Emerson Electric Co.	10,344

	Machinery — 1.8%
249	PACCAR, Inc.	10,805
38	Pentair Ltd., (Switzerland)	1,624
47	SPX Corp.	3,238

		15,667

	Road & Rail — 0.8%
321	CSX Corp.	6,576

	Total Industrials	74,274

	Information Technology — 20.7%
	Communications Equipment — 3.0%
443	Cisco Systems, Inc.	7,587
230	Juniper Networks, Inc. (a)	3,811
249	QUALCOMM, Inc.	14,597

		25,995

	Computers & Peripherals — 5.6%
76	Apple, Inc.	45,159
117	NetApp, Inc. (a)	3,154

		48,313

	Internet Software & Services — 2.9%
55	Baidu, Inc., (China), ADR (a)	5,909
25	Google, Inc., Class A (a)	16,979
21	LinkedIn Corp., Class A (a)	2,288

		25,176

	IT Services — 1.8%
125	Cognizant Technology Solutions Corp., Class A (a)	8,360
17	MasterCard, Inc., Class A	7,767

		16,127

	Semiconductors & Semiconductor Equipment — 1.6%
112	Altera Corp.	3,399
62	ASML Holding N.V., (Netherlands)	3,408
139	Broadcom Corp., Class A (a)	4,390
66	Lam Research Corp. (a)	2,331

		13,528

	Software — 5.8%
108	Adobe Systems, Inc. (a)	3,667
46	Citrix Systems, Inc. (a)	2,854
966	Microsoft Corp.	27,570
516	Oracle Corp.	16,037

		50,128

	Total Information Technology	179,267

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Materials — 3.6%
	Chemicals — 1.9%
89	Dow Chemical Co. (The)	2,596
149	E.I. du Pont de Nemours & Co.	6,614
87	Georgia Gulf Corp.	3,075
85	LyondellBasell Industries N.V., (Netherlands), Class A	4,541

		16,826

	Metals & Mining — 1.7%
232	Freeport-McMoRan Copper & Gold, Inc.	9,039
73	United States Steel Corp.	1,483
123	Walter Energy, Inc.	4,284

		14,806

	Total Materials	31,632

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.2%
225	Verizon Communications, Inc.	10,062

	Utilities — 1.0%
-	Multi-Utilities — 1.0%
205	CenterPoint Energy, Inc.	4,452
67	Sempra Energy	4,660

	Total Utilities	9,112

	Total Common Stocks (Cost $669,922)	860,767

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 0.6%
	Investment Company — 0.6%
5,438	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $5,438)	5,438

	Total Investments — 99.8% (Cost $675,360)	866,205
	Other Assets in Excess of Liabilities — 0.2%	1,703

	NET ASSETS — 100.0%	$867,908

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	11

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — 96.8% (t)
	Alabama — 0.3%
	Education — 0.3%
8,135	Alabama Public School & College Authority, Capital Improvement, Rev., 5.000%, 12/01/16	9,536

	Arizona — 3.7%
	Certificate of Participation/Lease — 0.0% (g)
650	Salt River Project Agricultural Improvement & Power District, COP, NATL-RE, 5.000%, 12/01/12	653

	Education — 0.0% (g)
175	Arizona State University, Rev., AMBAC, 5.000%, 07/01/19	193

	General Obligation — 0.7%
	City of Goodyear,
1,175	GO, AGM, 6.000%, 07/01/15	1,340
1,225	GO, AGM, 6.000%, 07/01/16	1,456
1,300	GO, AGM, 6.000%, 07/01/17	1,599
1,375	GO, AGM, 6.000%, 07/01/18	1,736
1,400	GO, AGM, 6.000%, 07/01/19	1,746
3,450	City of Phoenix, Various Purpose, Series A, GO, 5.000%, 07/01/17	4,121
725	Maricopa County Unified School District No. 48, Scottsdale, School Improvement, Series A, GO, NATL-RE, FGIC, 5.000%, 07/01/15 (p)	814
275	Maricopa County Unified School District No. 48, Scottsdale, Unrefunded Balance, School Improvement, Series A, GO, NATL-RE, FGIC, 5.000%, 07/01/16	308
8,130	Maricopa County Unified School District No. 69-Paradise Valley, GO, NATL-RE, FGIC, 5.200%, 07/01/16	9,436
1,500	Maricopa County Unified School District No. 97-Deer Valley, School Improvement Project 2004, Series B, GO, AGM, 5.000%, 07/01/15	1,667

		24,223

	Hospital — 0.5%
	Arizona Health Facilities Authority, Banner Health,
5,000	Series D, Rev., 5.000%, 01/01/17	5,792
2,500	Series D, Rev., 5.000%, 01/01/23	2,804
3,215	Series D, Rev., 5.000%, 01/01/24	3,590
2,500	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A, Rev., VAR, 1.210%, 02/02/15	2,478

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — Continued
2,250	Scottsdale IDA, Series A, Rev., 5.000%, 09/01/14	2,383

		17,047

	Other Revenue — 1.4%
	Arizona State Transportation Board,
16,705	Series A, Rev., 5.250%, 07/01/25	19,962
17,135	Series A, Rev., 5.250%, 07/01/26	20,371
3,000	Arizona State Transportation Board, Maricopa County Regional Area Road, Rev., 5.000%, 07/01/24	3,592
	Phoenix Civic Improvement Corp., Senior Lien,
1,085	Series C, Rev., 5.000%, 07/01/22	1,342
1,000	Series C, Rev., 5.000%, 07/01/24	1,215

		46,482

	Prerefunded — 0.4%
12,040	Arizona School Facilities Board, State School Trust, Series A, Rev., AMBAC, 5.750%, 07/01/14 (p)	13,119

	Special Tax — 0.4%
9,000	Glendale Western Loop 101 Public Facilities Corp., Series A, Rev., 7.000%, 07/01/33	9,602
1,845	Scottsdale Municipal Property Corp., Rev., 5.000%, 07/01/17	2,200

		11,802

	Transportation — 0.2%
5,475	Arizona State Transportation Board, Series A, Rev., GAN, 5.000%, 07/01/14	5,895

	Utility — 0.1%
1,500	Salt River Project Agricultural Improvement & Power District, Series A, Rev., 5.000%, 01/01/22	1,799

	Total Arizona	121,213

	Arkansas — 0.3%
	Special Tax — 0.2%
5,650	City of Fayetteville, Sales & Use Tax, Series A, Rev., AGM, 4.750%, 11/01/18	6,455

	Water & Sewer — 0.1%
1,815	City of Fort Smith, Water & Sewer, Rev., AGM, 5.000%, 10/01/22	2,161

	Total Arkansas	8,616

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	California — 8.2%
	Certificate of Participation/Lease — 0.3%
	Los Angeles Unified School District, Headquarters Building Projects,
2,315	Series A, COP, 5.000%, 10/01/18	2,715
5,865	Series A, COP, 5.000%, 10/01/19	6,928
1,125	Series B, COP, 5.000%, 10/01/31	1,250

		10,893

	Education — 0.8%
2,000	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.000%, 10/01/39	2,306
	California State Public Works Board, University of California Research Project,
1,000	Series E, Rev., 5.250%, 10/01/17	1,164
2,025	Series E, Rev., 5.250%, 10/01/18	2,341
	University of California,
5,285	Series O, Rev., 5.750%, 05/15/28	6,553
5,000	Series O, Rev., 5.750%, 05/15/29	6,185
6,045	University of California Regents Medical Center, Series A, Rev., NATL-RE, 4.750%, 05/15/22	6,578

		25,127

	General Obligation — 4.4%
	Carlsbad Unified School District,
465	GO, Zero Coupon, 05/01/14	459
2,500	GO, Zero Coupon, 05/01/16	2,349
2,000	GO, Zero Coupon, 05/01/17	1,816
1,490	GO, Zero Coupon, 05/01/19	1,252
3,445	Center Unified School District, Election of 1991, Series D, GO, NATL-RE, Zero Coupon, 08/01/26	1,730
13,815	City of Los Angeles, Series A, GO, 5.000%, 09/01/20	17,387
	Contra Costa Community College District,
2,115	GO, 5.000%, 08/01/21	2,705
1,000	GO, 5.000%, 08/01/22	1,254
1,000	GO, 5.000%, 08/01/24	1,230
	Evergreen Elementary School District,
3,000	Series A, GO, AGM, 6.000%, 08/01/13	3,125
1,090	Series A, GO, AGM, 6.000%, 08/01/16	1,300
	Grossmont-Cuyamaca Community College District, Capital Appreciation,
5,640	GO, AGC, Zero Coupon, 08/01/14	5,561
5,845	GO, AGC, Zero Coupon, 08/01/15	5,691
250	Los Altos School District, GO, AMBAC, 5.000%, 08/01/21	288

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
	Los Angeles Unified School District,
1,000	Series A-1, GO, AGM, 5.000%, 07/01/19	1,183
5,000	Series A-2, GO, 5.000%, 07/01/21	6,285
2,750	Series B, GO, FGIC, 4.750%, 07/01/21	3,137
5,000	Series D, GO, 5.250%, 07/01/24	6,112
6,240	Los Angeles Unified School District, Election of 2002, Series A, GO, AGM, 5.000%, 07/01/13 (p)	6,438
1,500	Placentia-Yorba Linda Unified School District, 2002 Election, Series B, GO, NATL-RE, FGIC, 5.500%, 08/01/14 (p)	1,636
	San Diego Unified School District, Election of 1998,
3,800	Series C-2, GO, AGM, 5.500%, 07/01/24	4,830
1,220	Series F-1, GO, AGM, 5.250%, 07/01/28	1,579
2,860	San Francisco City & County, Clean & Safe Neighborhood Park, GO, 4.000%, 06/15/24	3,209
	State Center Community College District,
1,705	GO, 5.000%, 08/01/22	2,138
1,795	GO, 5.000%, 08/01/24	2,201
1,000	State of California, GO, 5.000%, 08/01/16	1,153
6,060	State of California, Economic Recovery, Unrefunded Balance, Series A, GO, 5.250%, 07/01/14	6,551
	State of California, Various Purpose,
1,720	GO, 5.000%, 03/01/16	1,958
940	GO, 5.000%, 04/01/16	1,073
3,810	GO, 5.000%, 04/01/17	4,461
5,000	GO, 5.000%, 04/01/20	5,963
1,000	GO, 5.000%, 09/01/25	1,154
2,000	GO, 5.000%, 09/01/26	2,303
10,000	GO, 5.500%, 04/01/18	12,228
5,000	GO, 5.500%, 04/01/21	6,139
5,000	GO, 5.625%, 04/01/26	5,911
6,600	GO, 6.500%, 04/01/33	8,298

		142,087

	Hospital — 0.1%
	California Health Facilities Financing Authority, Providence Health & Services,
1,500	Series C, Rev., 6.250%, 10/01/24	1,809
2,000	Series C, Rev., 6.250%, 10/01/28	2,382
1,000	University of California, Unrefunded Balance, UCLA Medical Center, Series B, Rev., AMBAC, 5.500%, 05/15/20	1,042

		5,233

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	13

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
200	California Infrastructure & Economic Development Bank, Revolving Fund, Rev., 5.000%, 10/01/24	217

	Other Revenue — 0.4%
	California State University, Unrefunded Balance, Systemwide,
1,040	Series A, Rev., AGM, 4.750%, 11/01/22	1,101
870	Series A, Rev., AGM, 4.750%, 11/01/24	920
2,475	Golden West Schools Financing Authority, Placentia-Yorba Linda University, Rev., AMBAC, 5.500%, 08/01/20	3,082
2,545	Metropolitan Water District Southern Water works, Series A, Rev., 5.000%, 10/01/25	3,179
3,110	Simi Valley School Financing Authority, Rev., AGM, 5.000%, 08/01/21	3,683

		11,965

	Prerefunded — 1.8%
	California Infrastructure & Economic Development Bank, Bay Area Toll Bridges, First Lien,
340	Series A, Rev., AGM, 5.000%, 07/01/22 (p)	437
2,315	Series A, Rev., FGIC, 5.000%, 07/01/25 (p)	3,064
	California State University, Systemwide,
6,230	Series A, Rev., AGM, 4.750%, 05/01/14 (p)	6,642
13,000	Golden State Tobacco Securitization Corp., Series A-1, Rev., 6.750%, 06/01/13 (p)	13,491
	Golden State Tobacco Securitization Corp., Asset-Backed,
2,000	Series A-2, Rev., 7.900%, 06/01/13 (p)	2,089
1,350	Series A-4, Rev., 7.800%, 06/01/13 (p)	1,409
4,765	Golden State Tobacco Securitization Corp., Enhanced, Asset-Backed, Series B, Rev., AMBAC, 5.000%, 06/01/13 (p)	4,897
	State of California,
3,775	GO, 5.000%, 02/01/14 (p)	3,997
18,945	GO, 5.125%, 02/01/14 (p)	20,088
1,770	State of California, Economic Recovery, Series A, GO, 5.250%, 07/01/14 (p)	1,916

		58,030

	Utility — 0.2%
2,070	California State Department of Water Resources, Power Supply, Series H, Rev., AGM-CR, 5.000%, 05/01/21	2,501
5,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/21	5,824

		8,325

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 0.2%
4,750	City of Santa Rosa, Capital Appreciation, Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 09/01/23	3,133
	City of Vallejo, Water Revenue,
1,690	Rev., NATL-RE, 5.000%, 05/01/18	1,818
1,370	Rev., NATL-RE, 5.000%, 05/01/21	1,440

		6,391

	Total California	268,268

	Colorado — 2.1%
	Certificate of Participation/Lease — 0.2%
5,830	Colorado Higher Education, COP, 5.500%, 11/01/27	6,764

	General Obligation — 1.4%
5,000	Adams 12 Five Star Schools, GO, 4.000%, 12/15/23	5,814
	Arapahoe County School District No. 5 Cherry Creek, Improvement,
5,380	GO, AGM, 5.000%, 12/15/13	5,663
1,850	GO, AGM, 5.000%, 12/15/13 (p)	1,949
460	Denver City & County, Better Denver & Zoo, Series A, GO, 4.000%, 08/01/14	490
	Douglas County School District No. Re-1 Douglas & Elbert Counties,
5,275	GO, 5.250%, 12/15/20	6,725
6,950	GO, 5.250%, 12/15/23	9,049
2,345	GO, 5.250%, 12/15/25	3,125
10,000	Jefferson County School District R-1, GO, 5.000%, 12/15/22	12,667

		45,482

	Prerefunded — 0.4%
2,170	Colorado Higher Education, COP, 5.500%, 11/01/18 (p)	2,717
4,250	Dawson Ridge Metropolitan District No. 1, Series A, GO, Zero Coupon, 10/01/22 (p)	3,395
5,000	Regional Transportation District, Fastracks Project, Series A, Rev., AMBAC, 5.000%, 11/01/16 (p)	5,897

		12,009

	Transportation — 0.0% (g)
1,000	Denver City & County, Airport System, Series B, Rev., AMT, NATL-RE, FGIC, 5.000%, 11/15/14	1,089

	Utility — 0.1%
1,225	Platte River Power Authority, Series HH, Rev., 5.000%, 06/01/22	1,482

	Total Colorado	66,826

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Connecticut — 1.2%
	Certificate of Participation/Lease — 0.1%
3,000	State of Connecticut, Transportation Infrastructure, Special Tax, Series A, Rev., COP, AMBAC, 5.000%, 07/01/20	3,347

	Education — 0.0% (g)
1,000	Connecticut State Health & Educational Facility Authority, Quinnipiac University, Series I, Rev., NATL-RE, 5.000%, 07/01/26	1,090

	General Obligation — 1.0%
	City of Greenwich,
325	GO, 4.000%, 06/01/22	365
200	GO, 5.000%, 06/01/20	241
	City of Hartford,
1,025	GO, AGC, 5.000%, 11/15/14	1,120
1,325	GO, AGC, 5.000%, 11/15/15	1,503
250	GO, AGC, 5.000%, 11/15/16	293
270	GO, AGC, 5.000%, 11/15/17	325
595	GO, AGC, 5.000%, 11/15/18	731
	State of Connecticut,
3,000	GO, 5.000%, 03/15/14	3,194
3,500	Series B, GO, AMBAC, 5.250%, 06/01/19	4,379
4,980	Series B, GO, AMBAC, 5.250%, 06/01/20	6,301
10,235	Series B, GO, NATL-RE, 5.000%, 06/01/14	10,995
250	Series F, GO, 4.000%, 09/15/14	267
650	Town of Trumbull, GO, 5.000%, 09/15/15	733

		30,447

	Transportation — 0.0% (g)
1,000	State of Connecticut, Transportation Infrastructure, Special Tax, Series A, Rev., 4.000%, 12/01/15	1,106

	Water & Sewer — 0.1%
	South Central Regional Water Authority, Water System Revenue,
250	Series A, Rev., NATL-RE, 5.250%, 08/01/19	312
1,290	Series A, Rev., NATL-RE, 5.250%, 08/01/20	1,633
2,000	State of Connecticut, Revolving Fund, Series A, Rev., 5.000%, 06/01/13	2,056

		4,001

	Total Connecticut	39,991

	Delaware — 0.5%
	General Obligation — 0.0% (g)
1,000	State of Delaware, Series C, GO, 5.000%, 03/01/21	1,276

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.5%
7,000	Delaware Transportation Authority, Transportation System Senior Revenue, Rev., 5.000%, 07/01/22	8,951
	University of Delaware,
1,000	Series B, Rev., 5.000%, 11/01/15	1,135
1,000	Series B, Rev., 5.000%, 11/01/18	1,237
1,000	Series B, Rev., 5.000%, 11/01/21	1,222
	Wilmington Parking Authority,
1,500	Rev., AGM, 5.250%, 09/15/14	1,625
500	Rev., AGM, 5.250%, 09/15/15	562

		14,732

	Total Delaware	16,008

	District of Columbia — 1.0%
	Other Revenue — 1.0%
	District of Columbia Water & Sewer Authority, Sub Lien,
5,000	Series C, Rev., 5.000%, 10/01/25	6,145
5,000	Series C, Rev., 5.000%, 10/01/29	6,043
	District of Columbia, Income Tax,
3,395	Series A, Rev., 5.000%, 12/01/17	4,092
5,000	Series A, Rev., 5.000%, 12/01/18	6,171
6,000	Series A, Rev., 5.000%, 12/01/19	7,484
2,000	Series A, Rev., 5.000%, 12/01/20	2,511

	Total District of Columbia	32,446

	Florida — 3.8%
	Certificate of Participation/Lease — 0.3%
	Miami-Dade County, School Board,
2,500	Series A, COP, NATL-RE, FGIC, 5.000%, 05/01/18	2,890
3,405	Series D, COP, AGM-CR, FGIC, 5.000%, 08/01/13 (p)	3,524
3,000	Tampa Sports Authority, Sales Tax Payments Stadium Project, Rev., COP, AGM, 5.000%, 01/01/23	3,280

		9,694

	General Obligation — 1.9%
	Florida State Board of Education, Public Education, Capital Outlay,
5,090	Series A, GO, 5.000%, 06/01/24	6,180
15,000	Series B, GO, 4.750%, 06/01/21	16,621
32,375	Series D, GO, 5.000%, 06/01/25	39,310
135	State of Florida, Department of Transportation, Right of Way, Series A, GO, 5.000%, 07/01/14	146

		62,257

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	15

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — 0.5%
	City of Port St. Lucie, Utilities Systems,
1,800	Rev., AGC, 5.000%, 09/01/15	2,012
2,355	Rev., AGC, 5.000%, 09/01/18	2,843
1,070	Rev., AGC, 5.000%, 09/01/20	1,272
3,405	Florida State Department of General Services, Facilities Pool, Series A, Rev., AMBAC, 5.000%, 09/01/14	3,664
	Lee County, Non-Ad Valorem,
2,000	Rev., 5.000%, 10/01/23	2,441
1,500	Rev., 5.000%, 10/01/24	1,837
2,500	Tampa Bay Water Florida Utility System Revenue, Regional Water Supply Authority, Rev., NATL-RE, FGIC, 5.250%, 10/01/16	2,935

		17,004

	Prerefunded — 0.2%
4,900	City of Gainesville, Utilities System, Series A, Rev., AGM, 5.000%, 10/01/15 (p)	5,552

	Special Tax — 0.2%
5,000	Florida State Department of Environmental Protection, Florida Forever, Series C, Rev., AMBAC, 5.000%, 07/01/13 (p)	5,206

	Utility — 0.0% (g)
110	Lee County, Capital Improvement & Transition, Rev., AMBAC, 5.000%, 10/01/19	114

	Water & Sewer — 0.7%
	Miami-Dade County, Water & Sewer Systems,
6,000	Series B, Rev., AGM, 5.000%, 10/01/14	6,500
15,180	Series B, Rev., AGM, 5.000%, 10/01/15	17,022

		23,522

	Total Florida	123,349

	Georgia — 5.1%
	Education — 0.0% (g)
1,050	Private Colleges & Universities Authority, Emory University, Series B, Rev., 5.000%, 09/01/19	1,310

	General Obligation — 2.9%
1,660	City of Marietta, School, Series A, GO, 5.000%, 02/01/16	1,897
5,000	Douglas County School District, GO, AGM, 5.000%, 04/01/26	5,766
3,090	Henry County School District, GO, 5.000%, 08/01/20	3,871
	State of Georgia,
3,425	Series A, GO, 5.000%, 09/01/15 (p)	3,871
3,140	Series B, GO, 5.000%, 07/01/19	3,944

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
3,300	Series B, GO, 5.000%, 07/01/20	4,192
1,000	Series B, GO, 5.750%, 08/01/17	1,236
14,960	Series C, GO, 5.000%, 07/01/17	17,939
10,000	Series C, GO, 5.500%, 07/01/15	10,852
3,935	Series E, GO, 5.000%, 08/01/16	4,595
14,790	Series F, GO, 5.000%, 12/01/19	18,735
16,535	Series G, GO, 5.000%, 11/01/13	17,327

		94,225

	Other Revenue — 0.5%
6,000	City of Atlanta, Airport, Series A, Rev., 5.000%, 01/01/21	7,320
5,000	Fulton County, Water & Sewerage, Rev., 5.000%, 01/01/23	6,049
1,000	Henry County Water & Sewerage Authority, Rev., 5.000%, 02/01/29	1,213

		14,582

	Prerefunded — 0.2%
6,440	Gwinnett County Development Authority, Public Schools Project, COP, NATL-RE, 5.250%, 01/01/14 (p)	6,810

	Special Tax — 0.4%
10,000	Georgia State Road and Tollway Authority, Federal Highway, Grant Anticipation Bonds, Series A, Rev., AGM, 5.000%, 06/01/18	12,149

	Transportation — 0.5%
	Georgia State Road and Tollway Authority, Federal Highway, Grant Anticipation Bonds,
7,375	Rev., NATL-RE, 5.000%, 06/01/17	8,497
2,000	Rev., NATL-RE, 5.000%, 06/01/18	2,291
5,000	Series A, Rev., 5.000%, 06/01/15	5,572

		16,360

	Utility — 0.2%
5,700	Municipal Electric Authority of Georgia, Series B, Rev., 6.250%, 01/01/17	6,820

	Water & Sewer — 0.4%
6,895	Cobb County, Water & Sewer, Rev., 5.000%, 07/01/22	8,425
3,335	Gwinnett County Water & Sewerage Authority, Rev., 5.000%, 08/01/19	4,072

		12,497

	Total Georgia	164,753

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Hawaii — 1.7%
	General Obligation — 1.1%
	State of Hawaii,
5,515	Series CY, GO, AGM, 5.750%, 02/01/14	5,886
2,750	Series D, GO, 5.000%, 06/01/16 (p)	3,196
10,000	Series DD, GO, NATL-RE, 5.250%, 05/01/14 (p)	10,735
7,500	Series DQ, GO, 5.000%, 06/01/15	8,370
7,250	Series DR, GO, 5.000%, 06/01/16	8,381

		36,568

	Transportation — 0.2%
	State of Hawaii,
1,500	Rev., 5.000%, 01/01/15	1,647
2,575	Rev., 5.000%, 01/01/19	3,160

		4,807

	Water & Sewer — 0.4%
	City & County of Honolulu, Wastewater System, Second Bond Resolution,
3,740	Series A, Rev., AGM, 5.000%, 07/01/23	4,433
2,740	Series A, Rev., AGM, 5.000%, 07/01/24	3,248
4,915	Series A, Rev., AGM, 5.000%, 07/01/25	5,825

		13,506

	Total Hawaii	54,881

	Idaho — 0.6%
	General Obligation — 0.1%
1,000	Ada & Canyon Counties Joint School District No. 2 Meridian, GO, 5.000%, 07/30/17	1,183

	Hospital — 0.3%
8,000	Idaho Health Facilities Authority, Trinity Health Group, Series B, Rev., 6.000%, 12/01/23	9,539

	Other Revenue — 0.2%
6,885	Idaho State Building Authority, Capitol Project, Rev., NATL-RE, FGIC, 5.000%, 09/01/14	7,437

	Total Idaho	18,159

	Illinois — 1.0%
	General Obligation — 0.2%
140	Du Page & Will Counties Community School District No. 204 Indian Prairie, School Building, Series F, GO, AGM-CR, FGIC, 6.250%, 12/30/21	190
3,970	State of Illinois, Series A, GO, AGM, 5.000%, 06/01/14	4,238
	Village of Schaumburg,
1,000	Series A, GO, 4.000%, 12/01/19	1,176

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
625	Series A, GO, 4.000%, 12/01/20	735

		6,339

	Hospital — 0.1%
2,425	Illinois Health Facilities Authority, Advocate Health Care Network, Series A, Rev., VAR, 4.375%, 07/01/14	2,554

	Other Revenue — 0.2%
4,850	City of Chicago, Second Lien Water Revenue, Rev., 4.000%, 11/01/37	4,995

	Special Tax — 0.1%
3,000	City of Chicago, Sales Tax, Rev., AGM, 5.000%, 01/01/18	3,343

	Transportation — 0.4%
5,000	Chicago O’Hare International Airport, Third Lien, Series A, Rev., AGC-ICC, AMBAC, 5.000%, 01/01/22	5,579
610	Chicago Transit Authority, Capital Grant, Federal Transit Administration, Rev., AMBAC, 5.000%, 12/01/16 (p)	721
5,000	Illinois State Toll Highway Authority, Series A, Rev., AGM, 5.500%, 01/01/15	5,455
750	Regional Transportation Authority, Series A, Rev., NATL-RE, 6.000%, 07/01/24	990

		12,745

	Water & Sewer — 0.0% (g)
1,125	City of Chicago, Wastewater Transmission, Series A, Rev., BHAC, 5.250%, 01/01/30	1,253

	Total Illinois	31,229

	Indiana — 1.6%
	Certificate of Participation/Lease — 0.2%
1,000	Hamilton Heights School Corp., First Mortgage, Rev., COP, AGM, 5.000%, 01/15/13	1,010
5,205	Indianapolis Local Public Improvement Bond Bank, Series E, Rev., COP, AMBAC, 5.000%, 01/01/15	5,697

		6,707

	Education — 0.2%
3,570	Purdue University, Student Facilities Systems, Series A, Rev., 5.250%, 07/01/20	4,550
2,920	Southwest Allen Multi School Building Corp., First Mortgage, Series A, Rev., NATL-RE, 5.000%, 07/15/13 (p)	3,018

		7,568

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	17

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — 0.7%
2,125	Center Grove 2000 Building Corp., First Mortgage, Rev., NATL-RE, FGIC, 5.250%, 07/10/24	2,363
160	Indiana Bond Bank, Special Program, Series D, Rev., AGM, 5.000%, 08/01/19	181
9,870	Indiana Finance Authority, Revolving Fund, Series A, Rev., 5.000%, 02/01/26	12,171
1,700	Indianapolis Local Public Improvement Bond Bank, Series B, Rev., 5.000%, 02/01/15	1,867
1,750	Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project, Series F, Rev., AGM, 5.000%, 01/01/22	2,128
	South Bend Community School Corp., First Mortgage,
1,350	Rev., AGM, 5.000%, 07/05/14	1,451
855	Rev., AGM, 5.000%, 01/05/16	970
1,030	Rev., AGM, 5.000%, 07/05/17	1,220

		22,351

	Prerefunded — 0.5%
3,750	Indiana Transportation Finance Authority, Series A, Rev., FGIC, 5.250%, 06/01/14 (p)	4,040
10,000	Wayne Township School Building Corp., Series B, Rev., FGIC, 5.250%, 01/15/14 (p)	10,597

		14,637

	Total Indiana	51,263

	Iowa — 0.4%
	General Obligation — 0.1%
	City of Des Moines, Capital Loan Notes,
3,150	Series C, GO, 5.000%, 06/01/14	3,384
1,070	Series C, GO, 5.000%, 06/01/15	1,196

		4,580

	Other Revenue — 0.3%
	Iowa Finance Authority, State Revolving Fund,
1,000	Rev., 5.000%, 08/01/19	1,250
1,000	Rev., 5.000%, 08/01/20	1,263
5,940	Rev., 5.000%, 08/01/26	7,270

		9,783

	Total Iowa	14,363

	Kansas — 2.1%
	Industrial Development Revenue/Pollution Control Revenue — 0.4%
	Kansas Development Finance Authority, Commerce Impact,
5,815	Rev., 5.000%, 06/01/16	6,694

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Development Revenue/Pollution Control Revenue — Continued
6,105	Rev., 5.000%, 06/01/17	7,225

		13,919

	Other Revenue — 0.7%
1,745	Kansas Development Finance Authority, Kansas Transitional Revolving Fund, Rev., 5.000%, 10/01/16	1,966
	Kansas State Department of Transportation,
5,000	Series A, Rev., 5.000%, 09/01/13	5,199
7,000	Series A, Rev., 5.000%, 09/01/16	8,189
4,800	Series A, Rev., 5.000%, 09/01/18	5,926

		21,280

	Prerefunded — 0.9%
21,045	City of Olathe & County of Labette, Capital Accumulator, Series A, Rev., Zero Coupon, 02/01/16 (p)	20,456
9,015	Reno Sedgwick Finney Counties, Capital Accumulator, Rev., NATL-RE, Zero Coupon, 04/01/16 (p)	8,747

		29,203

	Utility — 0.1%
3,755	Wyandotte County-Kansas City Unified Government, Utility System, Series 2004, Rev., AMBAC, 5.650%, 09/01/15	4,272

	Total Kansas	68,674

	Kentucky — 1.3%
	Other Revenue — 1.0%
	Kentucky State Property & Buildings Commission, Project No. 89,
6,145	Rev., AGM, 5.000%, 11/01/22	7,098
1,000	Rev., AGM, 5.000%, 11/01/24	1,189
5,185	Kentucky Turnpike Authority, Revitalization, Series A, Rev., 5.000%, 07/01/28	6,234
	Louisville & Jefferson County Metro Government Board of Water Works,
13,225	Series A, Rev., 5.000%, 11/15/14	14,467
3,955	Series A, Rev., 5.000%, 11/15/18	4,897

		33,885

	Prerefunded — 0.3%
	Kentucky State Property & Buildings Commission, Project No. 79,
5,000	Rev., NATL-RE, 5.000%, 10/01/13 (p)	5,218
4,030	Rev., NATL-RE, 5.125%, 10/01/13 (p)	4,211

		9,429

	Total Kentucky	43,314

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Louisiana — 0.4%
	Other Revenue — 0.2%
5,000	State of Louisiana, Gas & Fuel Tax Revenue, Second Lien, Series A, Rev., VAR, 0.960%, 06/01/13	5,008

	Prerefunded — 0.2%
4,375	Louisiana Public Facilities Authority, CR, Series B, Rev., Zero Coupon, 12/01/19 (p)	3,854
3,270	Louisiana Public Facilities Authority, CR, Multi-Family Housing, Series A, Rev., Zero Coupon, 02/01/20 (p)	2,863

		6,717

	Total Louisiana	11,725

	Maryland — 3.3%
	Education — 0.4%
	University System of Maryland, Tuition,
2,135	Series A, Rev., 5.000%, 04/01/16	2,461
4,340	Series A, Rev., 5.000%, 04/01/17	5,152
4,560	Series A, Rev., 5.000%, 04/01/18	5,568

		13,181

	General Obligation — 1.8%
4,060	Hardford County, Public Improvement, GO, 5.000%, 12/01/15	4,633
5	Maryland National Capital Park & Planning Commission, Park Acquisition & Development, Series EE-2, GO, 5.000%, 01/15/14 (p)	5
5,000	Montgomery County, Public Improvement, Series A, GO, 5.000%, 05/01/17	5,965
6,635	State of Maryland, Capital Improvement, Series A, GO, 5.250%, 02/15/14	7,059
20,000	State of Maryland, State & Local Facilities, Series C, GO, 5.000%, 11/01/18	24,860
	State of Maryland, State & Local Facilities Loan, Second Series,
6,700	GO, 5.000%, 08/01/13 (p)	6,940
8,000	GO, 5.000%, 08/01/15	9,008

		58,470

	Other Revenue — 0.6%
	Baltimore Board of School Commissioners,
4,625	Rev., 5.000%, 05/01/15	5,150
4,725	Rev., 5.000%, 05/01/17	5,614
4,605	Maryland State Transportation Authority, Transportation Facilities Project, Rev., 5.000%, 07/01/22	5,879

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
1,490	Maryland Water Quality Financing Administration Revolving Loan Fund, Rev., 5.000%, 03/01/14	1,582

		18,225

	Prerefunded — 0.0% (g)
1,000	Maryland State Economic Development Corp., University of Maryland College Park Project, Rev., 6.000%, 06/01/13 (p)	1,034

	Transportation — 0.5%
	Maryland State Department of Transportation,
4,000	Rev., 4.000%, 03/01/18	4,550
9,880	Rev., 5.250%, 12/15/17	12,118

		16,668

	Water & Sewer — 0.0% (g)
1,150	State of Maryland, State & Local Facilities Loan, Capital Improvement, Series A, GO, 5.500%, 08/01/13	1,196

	Total Maryland	108,774

	Massachusetts — 3.8%
	Certificate of Participation/Lease — 0.4%
10,000	Massachusetts Bay Transportation Authority, Series A, Rev., COP, 5.250%, 07/01/27	13,214

	Education — 0.3%
10,000	Massachusetts Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series A, Rev., 5.000%, 07/01/14	10,786

	General Obligation — 0.9%
9,000	Commonwealth of Massachusetts, Series A, GO, 5.250%, 08/01/19	11,349
	Commonwealth of Massachusetts, Consolidated Lien,
4,100	Series C, GO, NATL-RE, FGIC, 5.500%, 11/01/13	4,315
10,000	Series C, GO, NATL-RE, FGIC, 5.500%, 11/01/14	11,018
2,455	Series D, GO, 5.250%, 10/01/13 (p)	2,563

		29,245

	Other Revenue — 0.6%
	Boston Housing Authority,
1,790	Rev., AGM, 5.000%, 04/01/15	1,947
1,770	Rev., AGM, 5.000%, 04/01/17	2,016
1,925	Massachusetts Bay Transportation Authority, Series A, Rev., 5.000%, 07/01/21	2,445

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	19

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
10,000	Massachusetts School Building Authority, Dedicated Sales Tax, Series A, Rev., 5.000%, 08/15/23	12,621

		19,029

	Prerefunded — 1.5%
200	Commonwealth of Massachusetts, Series C, GO, AGM, 5.500%, 12/01/22 (p)	265
	Commonwealth of Massachusetts, Consolidated Lien,
5,000	Series C, GO, NATL-RE-IBC, 5.500%, 11/01/16 (p)	5,987
5,000	Series E, GO, AMBAC, 5.000%, 11/01/16 (p)	5,895
	Commonwealth of Massachusetts, Special Obligation,
14,900	Rev., FGIC, 5.000%, 01/01/14 (p)	15,695
4,160	Rev., FGIC, 5.250%, 01/01/14 (p)	4,394
2,500	Commonwealth of Massachusetts, Water Pollution Abatement, Series 10, Rev., 5.000%, 08/01/14 (p)	2,704
11,695	Massachusetts Bay Transportation Authority, Series A, Rev., 5.000%, 07/01/14 (p)	12,608

		47,548

	Special Tax — 0.1%
3,840	Massachusetts School Building Authority, Series A, Rev., AGM, 5.000%, 08/15/15 (p)	4,330

	Total Massachusetts	124,152

	Michigan — 1.9%
	Education — 0.3%
	University of Michigan,
3,535	Series A, Rev., 5.000%, 04/01/15	3,928
4,170	Series A, Rev., 5.000%, 04/01/21	5,021

		8,949

	General Obligation — 0.4%
	Ann Arbor School District,
3,425	GO, Q-SBLF, 5.000%, 05/01/20	4,256
2,000	GO, Q-SBLF, 5.000%, 05/01/21	2,501
1,000	Brandon School District, School Building & Site, GO, AGM, Q-SBLF, 5.000%, 05/01/17	1,148
2,000	Huron Valley School District, GO, Q-SBLF, 5.000%, 05/01/24	2,340
3,000	State of Michigan, GO, 5.500%, 12/01/13	3,168

		13,413

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.6%
10,000	City of Grand Rapids, Sewer System, Series A, Rev., BHAC-CR, AGM-CR, FGIC, 5.500%, 01/01/22	12,637
3,000	Michigan Finance Authority, State Revolving Fund, Clean Water, Rev., 5.000%, 10/01/21	3,804
1,400	State of Michigan, Trunk Line Fund, Series B, Rev., AGM, 5.000%, 09/01/16	1,569

		18,010

	Prerefunded — 0.4%
8,000	Detroit City School District, School Building & Site Improvement, Series A, GO, FGIC, Q-SBLF, 5.000%, 05/01/13 (p)	8,190
5,000	State of Michigan, Environmental Program, Series A, GO, 5.250%, 05/01/13 (p)	5,125

		13,315

	Transportation — 0.0% (g)
1,240	State of Michigan, Trunk Line Fund, Rev., 5.000%, 11/15/28	1,476

	Water & Sewer — 0.2%
540	City of Detroit, Sewer Systems, Senior Lien, Series C, Rev., NATL-RE, FGIC, 5.250%, 07/01/16	596
250	City of Detroit, Water Supply System, Second Lien, Series A, Rev., NATL-RE, 5.250%, 07/01/23	267
5,900	City of Detroit, Water Supply System, Senior Lien, Series B, Rev., NATL-RE, 5.000%, 07/01/13	6,061

		6,924

	Total Michigan	62,087

	Minnesota — 1.7%
	General Obligation — 1.5%
	Olmsted County, Crossover,
2,085	Series A, GO, 4.000%, 02/01/23	2,448
775	Series A, GO, 5.000%, 02/01/21	986
3,350	Ramsey County, Capital Improvement, Series B, GO, 5.000%, 02/01/20	4,215
	State of Minnesota,
5,000	GO, 5.000%, 08/01/16	5,835
4,900	GO, 5.000%, 11/01/19	5,720
10,000	GO, AGM, 5.000%, 08/01/13 (p)	10,354
6,760	Series C, GO, 5.000%, 08/01/16	7,889
8,275	State of Minnesota, Various Purpose, Series F, GO, 5.000%, 08/01/20	10,478

		47,925

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — 0.2%
8,650	Minnesota Public Facilities Authority, Series B, Rev., 5.000%, 03/01/13	8,789

	Total Minnesota	56,714

	Mississippi — 0.7%
	General Obligation — 0.2%
5,760	State of Mississippi, Series A, GO, 5.000%, 10/01/14	6,269

	Prerefunded — 0.5%
15,750	Mississippi Housing Finance Corp., Capital Appreciation, Rev., Zero Coupon, 09/15/16 (p)	15,239

	Total Mississippi	21,508

	Missouri — 4.1%
	General Obligation — 0.1%
1,000	Cass County Reorganized School District No. R-2, GO, 5.000%, 03/01/20	1,133
2,260	Missouri Highway & Transportation Commission, Federal Reimbursement, Series A, GO, 5.000%, 05/01/17	2,689

		3,822

	Other Revenue — 2.0%
	Kansas City Industrial Development Authority, Downtown Redevelopment District,
3,440	Series A, Rev., 5.000%, 09/01/19	4,050
7,640	Series A, Rev., 5.000%, 09/01/20	9,043
8,120	Series A, Rev., 5.000%, 09/01/21	9,625
1,455	Missouri State Board Public Buildings, Series A, Rev., 5.000%, 10/15/15	1,521
	Missouri State Environmental Improvement & Energy Resources Authority, Revolving Funds,
10,805	Series A, Rev., 5.000%, 01/01/19	13,354
20,915	Series A, Rev., 5.000%, 01/01/21	25,807
2,355	Series B, Rev., 5.000%, 07/01/25	2,988

		66,388

	Prerefunded — 0.5%
1,575	Hazelwood School District, GO, 5.250%, 03/01/13 (p)	1,602
12,545	Missouri State Board Public Buildings, Series A, Rev., 5.000%, 10/15/13 (p)	13,113

		14,715

	Transportation — 1.5%
	Missouri Highway & Transportation Commission, Federal Reimbursement,
3,730	Series A, Rev., 5.000%, 05/01/16	4,309

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — Continued
4,060	Series A, Rev., 5.000%, 05/01/20	4,968
	Missouri State Highways & Transit Commission, First Lien,
3,000	Series A, Rev., 5.000%, 05/01/13	3,073
7,000	Series A, Rev., 5.000%, 05/01/17	8,059
6,000	Series B, Rev., 5.000%, 05/01/22	6,889
5,000	Missouri State Highways & Transit Commission, Second Lien, Rev., 5.000%, 05/01/16	5,782
	Missouri State Highways & Transit Commission, Senior Lien,
5,000	Rev., 5.000%, 02/01/16	5,731
7,000	Rev., 5.000%, 02/01/21	8,198

		47,009

	Total Missouri	131,934

	Nebraska — 0.6%
	Education — 0.3%
	University of Nebraska Facilities Corp., Deferred Maintenance,
3,625	Rev., AMBAC, 5.000%, 07/15/18	4,172
3,715	Rev., AMBAC, 5.000%, 07/15/19	4,269

		8,441

	Other Revenue — 0.2%
	Omaha Public Power District Electric,
5,000	Series A, Rev., 4.000%, 02/01/32	5,414
2,500	Series A, Rev., 5.000%, 02/01/37	2,903

		8,317

	Utility — 0.1%
	Nebraska Public Power District,
250	Series B, Rev., AGM, 5.000%, 01/01/17	292
600	Series B, Rev., AGM, 5.000%, 01/01/18	709
2,500	Series C, Rev., NATL-RE, FGIC, 5.000%, 01/01/17	2,819

		3,820

	Total Nebraska	20,578

	Nevada — 1.3%
	Education — 0.4%
	Nevada System of Higher Education,
5,785	Series B, Rev., AMBAC, 5.000%, 07/01/21	6,485
6,075	Series B, Rev., AMBAC, 5.000%, 07/01/22	6,796

		13,281

	General Obligation — 0.2%
5,000	State of Nevada, Projects R9-A-R13-F, Series F, GO, AGM, 5.000%, 12/01/24	5,541

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	21

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Prerefunded — 0.5%
3,795	Clark County School District, Series C, GO, AGM, 5.000%, 12/15/15 (p)	4,333
12,140	Clark County School District, Building, Series D, GO, NATL-RE, 5.000%, 12/15/14 (p)	13,325

		17,658

	Water & Sewer — 0.2%
5,000	Truckee Meadows Water Authority, Rev., AGM, 5.000%, 07/01/16	5,732

	Total Nevada	42,212

	New Hampshire — 0.2%
	Industrial Development Revenue/Pollution Control Revenue — 0.2%
	New Hampshire Municipal Bond Bank,
1,025	Series E, Rev., 5.000%, 01/15/23	1,219
1,035	Series E, Rev., 5.000%, 01/15/24	1,219
1,195	Series E, Rev., 5.000%, 01/15/26	1,391
1,250	Series E, Rev., 5.000%, 01/15/27	1,448

	Total New Hampshire	5,277

	New Jersey — 2.1%
	Education — 0.2%
7,500	New Jersey Higher Education Assistance Authority, Series A, Rev., 5.000%, 06/01/15	8,211

	General Obligation — 0.5%
850	North Brunswick Township Board of Education, GO, 5.000%, 07/15/22	1,038
2,500	State of New Jersey, GO, 5.250%, 08/01/20	3,181
1,995	Sussex County Municipal Utilities Authority, Capital Appreciation, Series B, GO, AGM, Zero Coupon, 12/01/20	1,645
	Township of Maplewood, General Improvement,
775	GO, 4.000%, 10/15/17	890
1,495	GO, 5.000%, 10/15/20	1,872
1,505	GO, 5.000%, 10/15/21	1,896
	Township of Woodbridge,
1,720	GO, 4.000%, 07/15/16	1,899
1,100	GO, 5.000%, 07/15/22	1,310
1,200	GO, 5.000%, 07/15/23	1,412

		15,143

	Industrial Development Revenue/Pollution Control Revenue — 0.2%
5,000	New Jersey EDA, Cigarette Tax, Rev., AGC-ICC, 5.375%, 06/15/14 (p)	5,409

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.5%
6,000	Garden State Preservation Trust, 2005, Series A, Rev., AGM, 5.800%, 11/01/15 (p)	6,955
7,510	New Jersey Environmental Infrastructure Trust, Series A, Rev., 5.000%, 09/01/15 (p)	8,482
60	New Jersey Environmental Infrastructure Trust, Unrefunded Balance, Series A, Rev., 5.000%, 09/01/16	68

		15,505

	Prerefunded — 0.5%
	Garden State Preservation Trust,
2,670	Series A, Rev., AGM, 5.250%, 11/01/13 (p)	2,804
	New Jersey Transportation Trust Fund Authority, Transportation System,
5,000	Series C, Rev., AGM-CR, 5.500%, 06/15/13 (p)	5,164
1,500	Series D, Rev., 5.000%, 06/15/14 (p)	1,614
8,120	Tobacco Settlement Financing Corp., Rev., 6.750%, 06/01/13 (p)	8,429

		18,011

	Transportation — 0.2%
5,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series B, Rev., AMBAC, 5.250%, 12/15/22	6,261

	Total New Jersey	68,540

	New Mexico — 1.3%
	General Obligation — 0.2%
4,200	New Mexico Finance Authority, Senior Lien, Series C, GO, 5.000%, 06/01/22	5,207

	Other Revenue — 0.5%
	New Mexico Finance Authority, Senior Lien,
1,625	Series B, Rev., 5.000%, 06/01/22	1,923
1,690	Series B, Rev., 5.000%, 06/01/23	1,995
1,820	Series B, Rev., 5.000%, 06/01/25	2,130
1,965	Series B, Rev., 5.000%, 06/01/27	2,268
	New Mexico Finance Authority, State Transportation, Sub Lien,
1,195	Series A-2, Rev., 4.000%, 12/15/18	1,398
3,000	Series A-2, Rev., 5.000%, 12/15/19	3,736
2,245	Series A-2, Rev., 5.000%, 12/15/20	2,816
1,385	Series A-2, Rev., 5.000%, 12/15/21	1,712

		17,978

	Special Tax — 0.6%
7,000	New Mexico Finance Authority, Senior Lien, Series A, Rev., NATL-RE, 5.250%, 06/15/16	7,544

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Special Tax — Continued
10,735	State of New Mexico, Series A-1, Rev., 4.000%, 07/01/13 (p)	11,004

		18,548

	Total New Mexico	41,733

	New York — 11.7%
	Certificate of Participation/Lease — 0.5%
15,000	New York State Urban Development Corp., Service Contract, Series B, Rev., COP, 5.250%, 01/01/25	17,477

	Education — 1.8%
3,000	Erie County Industrial Development Agency, City of Buffalo School District Project, Series A, Rev., AGM, 5.750%, 05/01/21	3,661
6,750	New York City Transitional Finance Authority, Building Aid Revenue, Series S-2, Rev., NATL-RE, FGIC, 5.000%, 01/15/22	7,801
5,340	New York State Dormitory Authority, Columbia University, Series B, Rev., 5.000%, 07/01/15	5,994
	New York State Dormitory Authority, Education,
10,000	Series A, Rev., 5.000%, 03/15/21	12,001
4,000	Series A, Rev., 5.000%, 03/15/23	4,912
8,000	Series C, Rev., 5.000%, 03/15/14	8,520
6,500	Series C, Rev., 5.000%, 12/15/21	7,602
	New York State Dormitory Authority, School Districts, Building Finance Program,
400	Series A, Rev., NATL-RE, 5.000%, 10/01/13	416
510	Series A, Rev., NATL-RE, 5.000%, 10/01/14	551
675	Series A, Rev., NATL-RE, 5.000%, 10/01/15	754
1,360	Series A, Rev., NATL-RE, 5.000%, 10/01/18	1,566
4,395	New York State Dormitory Authority, University Dormitory Facilities, Series A, Rev., 5.000%, 07/01/22	5,103

		58,881

	General Obligation — 1.4%
1,385	Bethlehem Central School District, Series A, GO, 4.000%, 01/15/21	1,584
	Briarcliff Manor, Public Improvement,
285	Series A, GO, AGM, 5.000%, 09/01/13	296
100	Series A, GO, AGM, 5.000%, 09/01/14	108
	New York City,
7,920	Series E, GO, 5.000%, 08/01/21	9,863
5,000	Series E, GO, 5.000%, 08/01/23	6,099
7,500	Series I, GO, 5.000%, 08/01/24	9,214
11,000	Sub Series D-1, GO, 5.000%, 10/01/21	13,728

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
1,815	New York City, Unrefunded Balance, Series F, GO, 6.000%, 01/15/21	1,836
1,000	Starpoint Central School District, GO, 5.000%, 06/15/19	1,213
1,000	Taconic Hills Central School District at Craryville, GO, 5.000%, 06/15/19	1,220

		45,161

	Hospital — 0.2%
	New York State Dormitory Authority, Mental Health Services Facilities Improvement,
3,600	Series D, Rev., AGM, 5.000%, 02/15/14	3,804
2,220	Series D, Rev., AGM, 5.000%, 08/15/14	2,394
510	Series D, Rev., AGM, 5.000%, 02/15/18	597

		6,795

	Other Revenue — 4.2%
1,500	Metropolitan Transportation Authority, Series A, Rev., 5.000%, 11/15/41	1,685
1,235	New York City Municipal Water Finance Authority, Fiscal Year 2010, Series BB, Rev., 2.500%, 06/15/13	1,253
	New York City Municipal Water Finance Authority, Second Generation Resolution,
17,835	Series FF, Rev., 5.000%, 06/15/24	21,646
6,585	Series HH, Rev., 5.000%, 06/15/26	7,983
4,790	New York City Transitional Finance Authority, Building Aid Revenue, Sub Series S-1A, Rev., 5.000%, 07/15/18	5,794
400	New York City Transitional Finance Authority, Building Aid Revenue, Fiscal Year 2007, Series S-1, Rev., NATL-RE, FGIC, 5.000%, 07/15/16	463
395	New York City Transitional Finance Authority, Future Tax Secured, Sub Series A-2, Rev., 5.000%, 11/01/18	447
1,675	New York City Transitional Finance Authority, Unrefunded Balance, Future Tax Secured, Series B, Rev., 5.000%, 11/01/17	1,998
10,000	New York State Dormitory Authority, Construction Services Contract, Series A, Rev., 5.000%, 07/01/23	11,775
3,500	New York State Dormitory Authority, General Purpose, Series C, Rev., 5.000%, 03/15/41	4,004
	New York State Thruway Authority,
7,425	Series B, Rev., 5.000%, 04/01/23	8,623
6,100	Series G, Rev., AGM, 5.000%, 01/01/25	6,718
5,000	New York State Thruway Authority, Highway & Bridge, Series B, Rev., AMBAC, 5.000%, 04/01/21	5,614

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	23

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
10,000	New York State Thruway Authority, State Personal Transportation, Series A, Rev., 5.000%, 03/15/26	12,068
5,000	New York State Urban Development Corp., Series D, Rev., 5.500%, 01/01/19	6,210
	Triborough Bridge & Tunnel Authority, General Purpose,
24,250	Series A, Rev., 5.000%, 01/01/26	29,454
4,970	Series A-2, Rev., 5.000%, 11/15/28	5,971
1,250	Series B, Rev., 5.000%, 11/15/31	1,502
5,000	Series B, Rev., 5.250%, 11/15/12 (p)	5,010

		138,218

	Prerefunded — 0.5%
1,045	New York City, Series F, GO, 6.000%, 01/15/13 (p)	1,058
3,310	New York City Transitional Finance Authority, Future Tax Secured, Series B, Rev., 5.000%, 05/01/17 (p)	3,944
5,000	New York State Thruway Authority, Series A, Rev., NATL-RE, 5.250%, 04/01/13 (p)	5,105
5,000	Westchester Tobacco Asset Securitization Corp., Capital Appreciation, Rev., 6.950%, 07/15/17 (p)	6,441

		16,548

	Special Tax — 1.2%
3,750	New York City Transitional Finance Authority, Future Tax Secured, Series B, Rev., 5.000%, 11/01/21	4,622
7,875	New York Local Government Assistance Corp., Sub Series A-5/6, Rev., 5.500%, 04/01/19	10,024
5,805	New York Local Government Assistance Corp., Senior Lien, Rev., 5.500%, 04/01/19	7,389
	New York State Environmental Facilities Corp.,
1,000	Series A, Rev., 5.000%, 12/15/19	1,204
2,430	Series A, Rev., 5.250%, 12/15/18	3,033
5,000	New York State Thruway Authority, Series A, Rev., 5.250%, 03/15/19	6,253
5,000	Sales Tax Asset Receivables Corp., Series A, Rev., AMBAC, 5.250%, 10/15/27	5,430

		37,955

	Transportation — 1.0%
	Metropolitan Transportation Authority,
1,000	Series 2008-C, Rev., 6.500%, 11/15/28	1,279
6,000	Series A, Rev., AMBAC, 5.500%, 11/15/14	6,608
7,135	Series B, Rev., NATL-RE, 5.000%, 11/15/17	8,297

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — Continued
7,000	Series B, Rev., NATL-RE, FGIC, 5.250%, 11/15/16	7,334
2,535	New York State Thruway Authority, Series B, Rev., AMBAC, 5.000%, 04/01/18	2,863
5,000	Triborough Bridge & Tunnel Authority, General Purpose, Series B, Rev., 5.250%, 11/15/15	5,723

		32,104

	Water & Sewer — 0.9%
1,550	Erie County Water Authority, Rev., 5.000%, 12/01/16	1,810
	New York City Municipal Water Finance Authority,
380	Series AA, Rev., 5.000%, 06/15/17	451
2,500	Series CC, Rev., 5.000%, 06/15/29	2,920
2,500	New York City Municipal Water Finance Authority, Second Generation Resolution, Series BB, Rev., 5.000%, 06/15/17	2,893
10,225	New York State Environmental Facilities Corp., New York City Municipal Project, Revolving Funds, Sub Series C, Rev., 5.000%, 06/15/21	12,063
2,250	New York State Environmental Facilities Corp., New York City Municipal Water Financing Authority, Series A, Rev., 5.000%, 06/15/19	2,586
5,000	New York State Environmental Facilities Corp., Revolving Funds, Series B, Rev., 5.000%, 06/15/13	5,152

		27,875

	Total New York	381,014

	North Carolina — 1.2%
	Certificate of Participation/Lease — 0.0% (g)
1,020	Iredell County, School Project, COP, AMBAC, 5.000%, 06/01/17	1,169

	General Obligation — 0.9%
	Durham County,
1,000	GO, 5.000%, 04/01/16	1,154
1,175	GO, 5.000%, 04/01/17	1,398
1,240	New Hanover County, GO, 5.000%, 12/01/16	1,464
10,000	State of North Carolina, Public Improvement, Series A, GO, 5.000%, 05/01/15	11,150
	Wake County, Hammond Road Detention Center, Limited Obligation,
1,205	GO, 5.000%, 06/01/17	1,430
3,905	GO, 5.000%, 06/01/20	4,796
5,950	GO, 5.000%, 06/01/21	7,343

		28,735

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — 0.2%
	City of High Point, Combined Water & Sewer System Revenue,
1,000	Rev., AGM, 5.000%, 11/01/25	1,189
1,170	Rev., AGM, 5.000%, 11/01/26	1,392
4,155	State of North Carolina, Annual Appropriation, Series A, Rev., 5.000%, 05/01/22	5,063

		7,644

	Utility — 0.1%
2,500	North Carolina Eastern Municipal Power Agency, Series A, Rev., AGC, 5.250%, 01/01/19	2,953

	Total North Carolina	40,501

	Ohio — 2.2%
	Certificate of Participation/Lease — 0.1%
2,105	Ohio State Building Authority, Adult Correctional Facilities, Series B, Rev., COP, 5.000%, 10/01/13	2,193

	Education — 0.1%
2,700	State of Ohio, Higher Educational Facility, Denison University 2007 Project, Rev., 5.000%, 11/01/20	3,184

	General Obligation — 1.1%
7,780	City of Columbus, Limited Tax, Series 2, GO, 5.000%, 07/01/14 (p)	8,385
5,725	Franklin County, Various Purpose, GO, 5.000%, 12/01/19	7,043
225	Kettering City School District, School Improvement, GO, AGM, 5.000%, 12/01/22	245
	State of Ohio, Common Schools,
3,000	Series B, GO, 5.000%, 03/15/14 (p)	3,194
3,165	Series B, GO, 5.000%, 09/15/15	3,567
5,035	Series B, GO, 5.000%, 09/15/16	5,869
5,495	State of Ohio, Infrastructure Improvement, Series A, GO, 5.375%, 02/01/15	6,106

		34,409

	Other Revenue — 0.4%
550	City of Cleveland, Parking Facility, Rev., AGM, 5.250%, 09/15/18 (p)	678
1,165	City of Cleveland, Parking Facility, Unrefunded Balance, Rev., AGM, 5.250%, 09/15/18	1,371
2,235	Ohio State Building Authority, State Financials Facilities, Adult Correctional, Series B, Rev., 5.000%, 10/01/22	2,630
6,850	Ohio State Turnpike Commission, Series A, Rev., 5.250%, 02/15/27	8,829

		13,508

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.2%
6,330	Ohio State Water Development Authority, Rev., 5.000%, 06/01/15 (p)	7,073

	Water & Sewer — 0.3%
	City of Cincinnati, Water System,
3,805	Series A, Rev., 5.000%, 12/01/17	4,589
4,650	Series A, Rev., 5.000%, 12/01/18	5,739

		10,328

	Total Ohio	70,695

	Oklahoma — 0.8%
	Education — 0.4%
	Tulsa County Industrial Authority, Jenks Public School,
1,125	Rev., 5.000%, 09/01/14	1,217
3,500	Rev., 5.500%, 09/01/15	3,977
5,210	Rev., 5.500%, 09/01/18	6,492

		11,686

	Other Revenue — 0.4%
	Oklahoma Turnpike Authority, Second Senior,
3,000	Series A, Rev., 5.000%, 01/01/22	3,695
2,500	Series A, Rev., 5.000%, 01/01/24	3,025
5,500	Tulsa County Industrial Authority, Broken Arrow Public Schools Project, Rev., 5.000%, 09/01/19	6,663

		13,383

	Total Oklahoma	25,069

	Oregon — 1.1%
	Certificate of Participation/Lease — 0.5%
	Oregon State Department of Administrative Services,
3,425	Series A, COP, 5.000%, 05/01/20	4,148
3,350	Series A, COP, 5.000%, 05/01/21	4,000
6,965	Series A, COP, 5.000%, 05/01/22	8,219

		16,367

	General Obligation — 0.2%
1,500	Clackamas County, School District No. 12, GO, AGM, 5.000%, 06/15/18	1,840
100	Marion County, GO, AMBAC, 5.500%, 06/01/23	133
4,950	Portland Community College District, GO, AGM, 5.000%, 06/15/14	5,323

		7,296

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	25

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — 0.1%
2,715	Oregon State Department of Transportation, Series B, Rev., 5.000%, 11/15/14 (p)	2,971

	Special Tax — 0.1%
1,250	Oregon State Department of Transportation, Senior Lien, Series C, Rev., 5.000%, 11/15/17	1,509

	Water & Sewer — 0.2%
6,560	City of Portland, Sewer Systems, First Lien, Series A, Rev., 5.000%, 06/15/18	8,009

	Total Oregon	36,152

	Pennsylvania — 3.8%
	Education — 0.1%
	Pennsylvania State University,
1,250	Series A, Rev., 5.000%, 03/01/22	1,467
2,000	Series A, Rev., 5.000%, 03/01/23	2,327

		3,794

	General Obligation — 2.2%
9,265	Allegheny County, Series C-57, GO, NATL-RE, FGIC, 5.000%, 11/01/15	10,020
865	Central Bucks School District, GO, NATL-RE, FGIC, 5.000%, 05/15/15 (p)	966
4,585	Chester County, Unrefunded Balance, GO, 5.000%, 07/15/22	5,410
3,000	Commonwealth of Pennsylvania, GO, 5.000%, 07/01/18	3,669
	Commonwealth of Pennsylvania, First Series,
1,000	GO, 5.000%, 10/01/13	1,044
14,865	GO, 5.000%, 05/15/18	18,120
9,660	GO, 5.000%, 07/01/22	12,293
4,000	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 01/01/22	4,534
4,195	Commonwealth of Pennsylvania, Third Series, GO, 5.375%, 07/01/21	5,446
1,315	Haverford Township School District, GO, AGM, 5.250%, 03/15/16	1,491
1,060	Marple Newtown School District, GO, AGM, 5.000%, 03/01/17	1,204
	Red Lion Area School District,
1,860	GO, AGM, 5.000%, 05/01/20	2,222
1,200	GO, AGM, 5.000%, 05/01/21	1,418
2,365	GO, AGM, 5.000%, 05/01/22	2,787
2,050	Seneca Valley School District, GO, AGM, 5.000%, 07/01/13	2,113

		72,737

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — 0.2%
5,500	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.000%, 09/01/14	5,934
3,000	Sayre Health Care Facilities Authority, Guthrie Health, Rev., VAR, 1.062%, 12/01/24	2,679

		8,613

	Other Revenue — 0.9%
2,500	Northampton County General Purpose Authority, Saint Lukes Hospital Project, Series C, Rev., VAR, 4.500%, 08/15/16	2,723
20,000	Pennsylvania Economic Development Financing Authority, Unemployment Compensation, Series A, Rev., 5.000%, 07/01/18	24,520
1,100	Pennsylvania Turnpike Commission, Series A, Rev., AGM, 5.250%, 07/15/22	1,388

		28,631

	Prerefunded — 0.1%
2,550	Chester County, GO, 5.000%, 07/15/17 (p)	3,073

	Transportation — 0.1%
2,070	Pennsylvania Turnpike Commission, Series A, Rev., AGM-CR, AMBAC, 5.000%, 12/01/18	2,407

	Water & Sewer — 0.2%
5,000	Altoona City Authority, Rev., AGM, 5.250%, 11/01/18	5,967

	Total Pennsylvania	125,222

	Rhode Island — 0.1%
	Other Revenue — 0.1%
	Rhode Island Health & Educational Building Corp., Brown University,
810	Series A, Rev., 5.000%, 09/01/23	997
840	Series A, Rev., 5.000%, 09/01/24	1,029
655	Series A, Rev., 5.000%, 09/01/25	798

	Total Rhode Island	2,824

	South Carolina — 1.6%
	Education — 0.1%
3,025	Scago Educational Facilities Corp. for Colleton School District, Pickens County Project, Rev., AGM, 5.000%, 12/01/21	3,434

	General Obligation — 0.6%
10,000	State of South Carolina, Series A, GO, 5.000%, 06/01/19	12,536
	York County School District No. 1,
2,170	Series A, GO, SCSDE, 5.250%, 03/01/21	2,633
4,740	Series A, GO, SCSDE, 5.250%, 03/01/22	5,676

		20,845

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — 0.1%
1,500	City of Columbia, Rev., 5.000%, 02/01/26	1,849

	Utility — 0.7%
	Piedmont Municipal Power Agency,
13,185	Series A3, Rev., AGC, 5.000%, 01/01/17	15,239
7,000	Series A3, Rev., AGC, 5.000%, 01/01/18	8,236

		23,475

	Water & Sewer — 0.1%
2,220	City of Charleston, Waterworks & Sewer System, Series A, Rev., 5.000%, 01/01/22	2,637

	Total South Carolina	52,240

	Tennessee — 0.9%
	Education — 0.3%
8,190	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Building, Vanderbilt University, Series A, Rev., 5.000%, 10/01/18	10,020

	General Obligation — 0.3%
2,325	City of Memphis, General Improvement, GO, NATL-RE, 5.250%, 10/01/18	2,893
	Metropolitan Government Nashville & Davidson County,
1,000	Series A, GO, NATL-RE, 5.000%, 01/01/16	1,138
4,050	Series B, GO, 5.000%, 08/01/16 (p)	4,732
1,500	State of Tennessee, Series C, GO, 5.000%, 05/01/16	1,735

		10,498

	Other Revenue — 0.1%
4,000	City of Memphis, Rev., 5.000%, 12/01/15	4,543

	Utility — 0.1%
3,000	Tennessee Energy Acquisition Corp., Series A, Rev., 5.000%, 09/01/13	3,095

	Water & Sewer — 0.1%
2,070	City of Memphis, Sewer System, Rev., AGM, 5.000%, 05/01/17	2,442

	Total Tennessee	30,598

	Texas — 8.2%
	Certificate of Participation/Lease — 0.0% (g)
1,550	Texas Public Finance Authority, State Preservation Board Projects, Series B, Rev., COP, AMBAC, 5.000%, 02/01/18	1,672

	Education — 0.9%
	Southwest Higher Education Authority, Southern Methodist University Project,
1,000	Rev., 5.000%, 10/01/14	1,086

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Education — Continued
2,000	Rev., 5.000%, 10/01/20	2,477
3,000	Rev., 5.000%, 10/01/21	3,669
	Texas State University Systems,
3,150	Rev., 5.250%, 03/15/27	3,748
1,000	Series A, Rev., AMBAC, 5.500%, 03/15/17	1,156
	University of North Texas, Financing System,
1,255	Series A, Rev., 5.000%, 04/15/20	1,527
2,500	Series A, Rev., 5.000%, 04/15/22	3,028
	University of Texas, Financing System,
3,000	Series B, Rev., 5.000%, 08/15/16 (p)	3,499
2,500	Series B, Rev., 5.250%, 08/15/17	3,024
500	Series C, Rev., 5.000%, 08/15/18	615
	Waco Educational Finance Corp., Baylor University,
2,275	Series C, Rev., 5.000%, 03/01/21	2,682
1,215	Series C, Rev., 5.000%, 03/01/22	1,433

		27,944

	General Obligation — 3.7%
1,075	Bexar County, GO, 5.250%, 06/15/22	1,277
2,260	City of Fort Worth, General Purpose, GO, 5.000%, 03/01/18	2,737
4,485	City of Garland, Series A, GO, 5.000%, 02/15/23	5,296
3,225	City of Lubbock, Waterworks Systems, GO, AGM, 5.000%, 02/15/16	3,676
	City of Pflugerville, Limited Tax,
700	GO, 5.000%, 08/01/22	884
880	GO, 5.000%, 08/01/23	1,098
	City of San Antonio,
2,000	GO, 5.000%, 08/01/24	2,464
4,735	GO, 5.000%, 08/01/26	5,785
	City of San Antonio, General Improvement,
1,000	GO, 5.000%, 08/01/23	1,239
1,500	GO, 5.000%, 08/01/24	1,848
2,735	GO, 5.000%, 08/01/27	3,330
	Collin County, Tax Road,
95	GO, 5.000%, 02/15/15 (p)	105
90	GO, 5.000%, 02/15/21	99
1,965	Dallas County Community College District, GO, 5.000%, 02/15/24	2,381
	Deer Park Independent School District, Limited Tax,
1,000	GO, AGM, 4.000%, 02/15/15	1,080
1,000	GO, AGM, 5.250%, 02/15/26	1,160
1,000	GO, AGM, 5.250%, 02/15/27	1,160

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	27

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
3,680	Edinburg Consolidated Independent School District, School Building, Series A, GO, AGM, 5.000%, 08/15/18	4,509
1,000	Fort Bend County, Road, GO, 5.000%, 03/01/20	1,246
1,830	Harlandale Independent School District, GO, AGC, 5.000%, 08/01/27	2,095
4,800	Harris County Flood Control District, Series A, GO, 5.250%, 10/01/19	6,096
	Harris County, Permanent Improvement,
2,000	Series B, GO, 4.000%, 10/01/15	2,206
1,500	Series B, GO, 5.000%, 10/01/15	1,698
1,605	Series B, GO, 5.000%, 10/01/19	2,006
	Harris County, Road,
2,750	Series A, GO, 5.250%, 10/01/18	3,431
2,000	Series A, GO, 5.250%, 10/01/19	2,532
	Hays County,
2,500	GO, 5.000%, 02/15/23	2,965
1,785	GO, 5.000%, 02/15/24	2,105
2,410	GO, 5.000%, 02/15/25	2,828
665	La Joya Independent School District, GO, PSF-GTD, 5.000%, 02/15/17	761
	Longview Independent School District, Capital Appreciation, School Building,
1,575	GO, PSF-GTD, Zero Coupon, 02/15/14	1,567
2,210	GO, PSF-GTD, Zero Coupon, 02/15/15	2,181
3,870	GO, PSF-GTD, Zero Coupon, 02/15/16	3,778
	North East Independent School District, Capital Appreciation, School Building,
1,430	Series A, GO, PSF-GTD, Zero Coupon, 08/01/13	1,427
2,730	Series A, GO, PSF-GTD, Zero Coupon, 08/01/15	2,683
	San Jacinto Community College District,
4,920	GO, 5.000%, 02/15/18	5,916
5,000	GO, 5.000%, 02/15/34	5,670
1,330	GO, AMBAC, 5.000%, 02/15/19	1,538
390	GO, AMBAC, 5.000%, 02/15/20	451
3,600	San Jacinto Community College District, Limited Tax, GO, 5.000%, 02/15/40	4,016
8,000	State of Texas, Public Finance Authority, Series A, GO, 5.000%, 10/01/16	9,382
	State of Texas, Water Financial Assistance,
2,500	Series A, GO, 5.000%, 08/01/20	3,068
4,340	Series A, GO, 5.000%, 08/01/21	5,315
1,800	Tarrant County, Limited Tax, GO, 5.000%, 07/15/20	2,163

		119,252

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — 0.2%
5,120	Harris County Health Facilities Development Corp., Hermann Memorial Healthcare System, Series B, Rev., 7.200%, 12/01/28	5,654
1,350	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources, Series A, Rev., 5.000%, 02/15/15	1,479

		7,133

	Other Revenue — 0.5%
	Coastal Water Authority, City of Houston Projects,
100	Rev., 4.000%, 12/15/18	117
3,315	Rev., 5.000%, 12/15/23	3,989
	Houston Airport System, Sub Lien,
1,000	Series B, Rev., 5.000%, 07/01/25	1,174
3,000	Series B, Rev., 5.000%, 07/01/26	3,506
5,000	San Antonio Electric & Gas, Rev., 5.000%, 02/01/21	6,292

		15,078

	Prerefunded — 0.3%
5,550	City of Houston, Utility System, Junior Lien, Series A, Rev., AGM, 5.750%, 12/01/32 (p)	8,261
1,000	North Texas Tollway Authority, Series A, Rev., AGM, 5.000%, 01/01/15 (p)	1,099
1,200	University of Texas, Financing System, Series B, Rev., 5.250%, 08/15/13 (p)	1,247

		10,607

	Special Tax — 0.3%
	Carroll Independent School District,
1,000	Series C, GO, 5.000%, 02/15/20	1,237
945	Series C, GO, 5.000%, 02/15/22	1,159
325	Series C, GO, 5.000%, 02/15/23	398
5,000	Texas State Transportation Commission, First Tier, Series A, Rev., 5.000%, 04/01/18	5,750

		8,544

	Transportation — 1.1%
200	City of Laredo, International Toll Bridge System, Series B, Rev., AGM, 5.000%, 10/01/13	208
	Dallas Area Rapid Transit, Senior Lien,
4,620	Rev., 5.000%, 12/01/21	5,578
3,000	Rev., 5.250%, 12/01/48	3,468
10,000	Series A, Rev., 5.000%, 12/01/16	11,736
7,660	Series A, Rev., 5.000%, 12/01/21	9,164
	Dallas-Fort Worth International Airport,
1,000	Series A, Rev., 5.000%, 11/01/19	1,221
2,000	Series A, Rev., 5.000%, 11/01/21	2,287

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Transportation — Continued
600	Texas State Transportation Commission, First Tier, Series A, Rev., 5.250%, 04/01/14	642

		34,304

	Utility — 0.1%
4,000	City of San Antonio, Electric & Gas, Series B, Rev., 5.000%, 02/01/13	4,048

	Water & Sewer — 1.1%
3,880	City of Dallas, Waterworks & Sewer Systems, Rev., AMBAC, 5.000%, 10/01/17	4,677
6,020	Colorado River Municipal Water District, Water System, Rev., AMBAC, 5.375%, 01/01/13 (p)	6,072
	North Texas Municipal Water District,
2,030	Rev., 5.000%, 06/01/15	2,258
2,230	Rev., 5.000%, 06/01/17	2,638
2,130	Rev., 5.000%, 06/01/18	2,573
2,695	Rev., 5.000%, 06/01/21	3,194
2,955	Rev., 5.000%, 06/01/23	3,465
3,405	Rev., 5.000%, 06/01/26	3,961
	Texas Water Development Board, State Revolving Fund,
3,200	Sub Series A-1, Rev., 5.000%, 07/15/17	3,833
3,820	Sub Series A-1, Rev., 5.000%, 07/15/20	4,734

		37,405

	Total Texas	265,987

	Utah — 1.0%
	Education — 0.2%
	Utah State University of Agriculture & Applied Science,
1,000	Rev., 5.000%, 12/01/19	1,226
1,050	Rev., 5.000%, 12/01/20	1,269
1,100	Rev., 5.000%, 12/01/21	1,312
1,150	Rev., 5.000%, 12/01/22	1,356

		5,163

	General Obligation — 0.0% (g)
1,365	Central Utah Water Conservancy District, Series C, GO, 5.000%, 04/01/18	1,657

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
	Salt Lake County Municipal Building Authority,
1,125	Series A, Rev., 5.000%, 12/01/15	1,277
1,375	Series A, Rev., 5.000%, 12/01/16	1,612
1,000	Series A, Rev., 5.000%, 12/01/17	1,201

		4,090

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.0% (g)
795	Utah Water Finance Agency, Loan Financing Program, Series A, Rev., AMBAC, 5.000%, 07/01/15	849

	Prerefunded — 0.3%
7,525	Utah Transit Authority, Series B, Rev., AGM, 4.750%, 12/15/15 (p)	8,540
1,315	Utah Water Finance Agency, Loan Financing Program, Series A, Rev., AMBAC, 5.000%, 07/01/14 (p)	1,416

		9,956

	Utility — 0.1%
1,680	Utah Municipal Power Agency, Electrical Systems, Series A, Rev., AMBAC, 5.000%, 07/01/16	1,916

	Water & Sewer — 0.3%
7,455	Metropolitan Water District of Salt Lake & Sandy, Series A, Rev., 5.000%, 07/01/26	8,768

	Total Utah	32,399

	Vermont — 0.2%
	Other Revenue — 0.2%
	University of Vermont & State Agricultural College,
4,230	Rev., AMBAC, 5.000%, 10/01/21	4,968
2,355	Rev., AMBAC, 5.000%, 10/01/22	2,757

	Total Vermont	7,725

	Virginia — 4.3%
	Education — 1.0%
	Virginia College Building Authority, Public Higher Education Financing Program,
9,080	Series B, Rev., 5.000%, 09/01/17	10,870
10,050	Series B, Rev., 5.000%, 09/01/19	12,493
5,135	Virginia Public School Authority, Series A, Rev., 5.000%, 08/01/14	5,551
	Virginia Public School Authority, School Financing, 1997 Resolution,
1,900	Series A, Rev., 5.000%, 08/01/14	2,054
3,000	Series B, Rev., 5.000%, 08/01/13	3,108

		34,076

	General Obligation — 1.7%
5,180	Arlington County, Public Improvement, GO, 5.000%, 01/15/16	5,929
3,575	Chesterfield County, Public Improvement, Series A, GO, 5.000%, 01/01/16	4,086
205	City of Richmond, Public Improvement, Series D, GO, 5.000%, 07/15/26	257

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	29

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
	Commonwealth of Virginia,
4,000	Series A, GO, 5.000%, 06/01/13	4,113
2,725	Series A, GO, 5.000%, 06/01/14	2,929
17,575	Series D, GO, 5.000%, 06/01/20	21,812
6,495	Fairfax County, Public Improvement, Series A, GO, 5.000%, 04/01/21	7,788
6,260	Prince William County, Public Improvement, Series A, GO, 5.000%, 08/01/18	7,736

		54,650

	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
1,130	Virginia Public Building Authority, Series B, Rev., 5.000%, 08/01/17	1,348

	Other Revenue — 0.9%
	Virginia Public Building Authority,
5,330	Series A, Rev., 5.000%, 08/01/14	5,752
4,910	Series B-1, Rev., 5.000%, 08/01/18	6,002
5,620	Series C, Rev., 5.000%, 08/01/15 (p)	6,327
5,225	Series D, Rev., 5.000%, 08/01/17	6,232
3,320	Virginia Public School Authority, School Financing, 1997 Resolution, Series B, Rev., 5.250%, 08/01/17	3,998

		28,311

	Prerefunded — 0.3%
1,500	Arlington County, Public Improvement, GO, 5.250%, 05/15/14 (p)	1,615
7,000	Tobacco Settlement Financing Corp., Asset-Backed, Rev., 5.625%, 06/01/15 (p)	7,926

		9,541

	Resource Recovery — 0.1%
2,295	Virginia Resources Authority, Pooled Resources, Series A, Rev., 5.000%, 11/01/23	2,844

	Transportation — 0.3%
	Fairfax County EDA, Route 28 Project, Special Tax,
1,500	5.000%, 04/01/15	1,656
1,005	5.000%, 04/01/16	1,148
1,935	5.000%, 04/01/17	2,270
1,655	5.000%, 04/01/18	1,993
2,900	Virginia Commonwealth Transportation Board, Series A, Rev., 5.000%, 05/15/14	3,107

		10,174

	Total Virginia	140,944

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Washington — 3.1%
	General Obligation — 2.7%
2,000	City of Tacoma, Series B, GO, NATL-RE, Zero Coupon, 12/01/16	1,883
5,000	King County School District No. 414, Lake Washington, GO, AGM, 5.000%, 12/01/20	5,915
	Snohomish County School District No. 201,
8,425	GO, 5.000%, 12/01/22	10,480
6,660	GO, 5.000%, 12/01/23	8,191
6,320	State of Washington, Series R-2012A, GO, 5.000%, 07/01/24	7,737
6,000	State of Washington, Motor Vehicle Tax Senior 520, Series C, GO, 5.000%, 06/01/23	7,382
	State of Washington, Various Purpose,
10,000	Series 2010C, GO, 5.000%, 08/01/34	12,014
1,000	Series C, GO, 5.000%, 01/01/18	1,207
12,400	Series R-2010A, GO, 5.000%, 01/01/22	14,963
7,750	Series R-2012C, GO, 5.000%, 07/01/25	9,603
1,800	Whitman County School District No. 267 Pullman, GO, 5.000%, 12/01/18	2,205
4,690	Yakima County School District No. 7, GO, 5.500%, 12/01/23	5,850

		87,430

	Hospital — 0.0% (g)
1,225	Washington Health Care Facilities Authority, Multicare Health Care System, Series A, Rev., AGM, 5.250%, 08/15/23	1,391

	Other Revenue — 0.4%
5,520	City of Seattle, Washington Municipal Light and Power Improvement, Series A, Rev., 5.000%, 06/01/21	6,961
5,000	City of Seattle, Water System Revenue, Rev., 5.000%, 09/01/21	6,346

		13,307

	Utility — 0.0% (g)
200	Energy Northwest, Project 1, Series A, Rev., NATL-RE, 5.250%, 07/01/13	207

	Total Washington	102,335

	Wisconsin — 0.3%
	General Obligation — 0.3%
	State of Wisconsin,
5,000	Series 1, GO, NATL-RE, 5.000%, 05/01/14	5,348
5,000	Series E, GO, NATL-RE, FGIC, 5.000%, 05/01/15	5,564

	Total Wisconsin	10,912

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Wyoming — 0.0% (g)
	Other Revenue — 0.0% (g)
150	Wyoming State Loan & Investment Board, Capital Facilities, Rev., 5.000%, 10/01/22	162

	Total Municipal Bonds (Cost $2,899,579)	3,152,902

SHARES
Short-Term Investment — 3.5%
	Investment Company — 3.5%
112,716	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.050% † (b) (l) (m) (Cost $112,716)	112,716

	Total Investments — 100.3% (Cost $3,012,295)	3,265,618
	Liabilities in Excess of Other Assets — (0.3)%	(9,594)

	NET ASSETS — 100.0%	$3,256,024

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	31

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

Inflation-Linked Swaps (Amounts in thousands)
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	3.003% at termination	CPI-U at termination	01/15/13	$20,000	$(1,396)
Barclays Bank plc	2.855% at termination	CPI-U at termination	02/13/13	500	(24)
Barclays Bank plc	2.540% at termination	CPI-U at termination	03/19/13	50,000	(1,928)
Barclays Bank plc	2.950% at termination	CPI-U at termination	06/14/13	2,000	(131)
Barclays Bank plc	2.923% at termination	CPI-U at termination	06/15/13	3,000	(190)
Barclays Bank plc	2.573% at termination	CPI-U at termination	07/15/13	25,000	(1,046)
Barclays Bank plc	2.895% at termination	CPI-U at termination	08/25/13	25,000	(1,725)
Barclays Bank plc	2.573% at termination	CPI-U at termination	01/15/14	50,000	(2,574)
Barclays Bank plc	2.993% at termination	CPI-U at termination	01/15/14	25,000	(2,140)
Barclays Bank plc	2.920% at termination	CPI-U at termination	01/15/15	25,000	(2,350)
Barclays Bank plc	3.007% at termination	CPI-U at termination	01/15/15	20,000	(2,071)
Barclays Bank plc	2.610% at termination	CPI-U at termination	03/19/15	50,000	(3,063)
Barclays Bank plc	2.675% at termination	CPI-U at termination	10/12/15	50,000	(3,077)
Barclays Bank plc	2.998% at termination	CPI-U at termination	01/15/16	25,000	(2,663)
Barclays Bank plc	2.095% at termination	CPI-U at termination	05/24/16	50,000	387
Barclays Bank plc	2.943% at termination	CPI-U at termination	06/14/16	5,000	(478)
Barclays Bank plc	2.930% at termination	CPI-U at termination	06/15/16	3,000	(282)
Barclays Bank plc	2.680% at termination	CPI-U at termination	07/15/16	25,000	(1,711)
Barclays Bank plc	2.718% at termination	CPI-U at termination	01/15/17	50,000	(3,721)
Barclays Bank plc	2.812% at termination	CPI-U at termination	10/12/19	25,000	(1,770)
BNP Paribas	1.980% at termination	CPI-U at termination	01/31/14	100,000	966
BNP Paribas	1.910% at termination	CPI-U at termination	06/18/15	50,000	632
BNP Paribas	2.395% at termination	CPI-U at termination	05/31/16	100,000	(1,469)
BNP Paribas	2.350% at termination	CPI-U at termination	07/06/20	25,000	643
Citibank, N.A.	2.285% at termination	CPI-U at termination	06/30/18	50,000	701
Citibank, N.A.	2.280% at termination	CPI-U at termination	07/01/18	50,000	734
Citibank, N.A.	2.420% at termination	CPI-U at termination	05/24/20	25,000	358
Citibank, N.A.	2.420% at termination	CPI-U at termination	06/30/20	50,000	862
Citibank, N.A.	2.410% at termination	CPI-U at termination	07/01/20	50,000	923
Citibank, N.A.	2.330% at termination	CPI-U at termination	07/06/20	50,000	1,398
Credit Suisse International	1.900% at termination	CPI-U at termination	05/02/14	49,000	(236)
Credit Suisse International	1.840% at termination	CPI-U at termination	05/09/14	50,000	(218)
Credit Suisse International	2.250% at termination	CPI-U at termination	05/09/17	50,000	(82)
Deutsche Bank AG, New York	2.135% at termination	CPI-U at termination	08/03/16	100,000	494
Deutsche Bank AG, New York	1.990% at termination	CPI-U at termination	06/08/15	40,000	305
Deutsche Bank AG, New York	2.410% at termination	CPI-U at termination	06/30/20	100,000	1,837
Morgan Stanley Capital Services	2.268% at termination	CPI-U at termination	03/01/15	240,000	(2,745)
Royal Bank of Scotland	2.140% at termination	CPI-U at termination	09/15/13	100,000	(4,627)
Royal Bank of Scotland	1.840% at termination	CPI-U at termination	05/09/14	50,000	(218)
Royal Bank of Scotland	2.430% at termination	CPI-U at termination	06/28/20	25,000	400
Royal Bank of Scotland	2.423% at termination	CPI-U at termination	06/30/20	75,000	1,265
Royal Bank of Scotland	0.036% at termination	CPI-U at termination	07/31/29	89,000	(16,670)
Union Bank of Switzerland AG	2.275% at termination	CPI-U at termination	07/02/18	50,000	759
Union Bank of Switzerland AG	2.220% at termination	CPI-U at termination	07/06/18	50,000	1,022
Union Bank of Switzerland AG	2.140% at termination	CPI-U at termination	07/09/18	50,000	1,391
Union Bank of Switzerland AG	2.480% at termination	CPI-U at termination	07/01/22	50,000	1,295

					$(42,233)

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

JPMorgan Tax Aware Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

ADR	— AmericanDepositary Receipt
AGC	— Insuredby Assured Guaranty Corp.
AGM	— Insuredby Assured Guaranty Municipal Corp.
AMBAC	— Insuredby American Municipal Bond Assurance Corp.*
AMT	— AlternativeMinimum Tax
BHAC	— Insuredby Berkshire Hathaway Assurance Corp.
COP	— Certificateof Participation
CPI-U	— ConsumerPrice Index for All Urban Consumers
CR	— CustodialReceipts
EDA	— EconomicDevelopment Authority
FGIC	— Insuredby Financial Guaranty Insurance Co.
GAN	— GrantAnticipation Notes
GO	— GeneralObligation
GTD	— Guaranteed
IBC	— InsuredBond Certificates
ICC	— InsuredCustody Certificates
IDA	— IndustrialDevelopment Authority
NATL	— Insuredby National Public Finance Guarantee Corp.
PSF	— PermanentSchool Fund
Q-SBLF	— QualifiedSchool Bond Loan Fund
RE	— Reinsured
Rev.	— Revenue

SCSDE	— SouthCarolina School District Enhancement
VAR	— VariableRate Security. The interest rate shown is the rate in effect as of October 31, 2012.

(a)	— Non-incomeproducing security.
(b)	— Investmentin affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amountrounds to less than 0.1%.
(l)	— Therate shown is the current yield as of October 31, 2012.
(m)

—  Allor a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(p)	— Securityis prerefunded or escrowed to maturity.
(r)	— Ratesshown are per annum and payments are as described.
(t)	— Thedate shown represents the earliest of the prerefunded date, next put date or final maturity date.
†	— Approximately$53,410,000 of this investment is restricted as collateral for swaps to various brokers.

*	Filed for bankruptcy on November 8, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2012

(Amounts in thousands, except per share amounts)

	Tax Aware Equity Fund	Tax Aware Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$860,767	$3,152,902
Investments in affiliates, at value	5,438	59,306
Investments in affiliates — restricted, at value	—	53,410

Total investment securities, at value	866,205	3,265,618
Receivables:
Investment securities sold	444	—
Fund shares sold	2,091	5,365
Interest and dividends from non-affiliates	809	41,742
Dividends from affiliates	1	2
Outstanding swap contracts, at value	—	16,372

Total Assets	869,550	3,329,099

LIABILITIES:
Payables:
Due to custodian	—	216
Dividends	—	4,378
Investment securities purchased	255	—
Fund shares redeemed	836	7,963
Outstanding swap contracts, at value	—	58,605
Accrued liabilities:
Investment advisory fees	260	962
Administration fees	65	241
Shareholder servicing fees	166	339
Distribution fees	2	117
Custodian and accounting fees	6	38
Collateral management fees	—	10
Trustees’ and Chief Compliance Officer’s fees	1	10
Other	51	196

Total Liabilities	1,642	73,075

Net Assets	$867,908	$3,256,024

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

	Tax Aware Equity Fund	Tax Aware Real Return Fund
NET ASSETS:
Paid-in-capital	$763,555	$3,078,314
Accumulated undistributed (distributions in excess of) net investment income	2,716	(4,182)
Accumulated net realized gains (losses)	(89,208)	(29,198)
Net unrealized appreciation (depreciation)	190,845	211,090

Total Net Assets	$867,908	$3,256,024

Net Assets:
Class A	$4,902	$222,694
Class C	1,432	108,755
Institutional Class	148,369	944,652
Select Class	713,205	1,979,923

Total	$867,908	$3,256,024

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	250	21,192
Class C	74	10,378
Institutional Class	7,559	89,748
Select Class	36,383	188,364

Net Asset Value (a):
Class A — Redemption price per share	$19.60	$10.51
Class C — Offering price per share (b)	19.54	10.48
Institutional Class — Offering and redemption price per share	19.63	10.53
Select Class — Offering and redemption price per share	19.60	10.51
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$20.69	$10.92

Cost of investments in non-affiliates	$669,922	$2,899,579
Cost of investments in affiliates	5,438	59,306
Cost of investments in affiliates — restricted	—	53,410

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	35

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2012

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1		$98,486
Interest income from affiliates	—		17
Dividend income from non-affiliates	15,220		—
Dividend income from affiliates	10		12

Total investment income	15,231		98,515

EXPENSES:
Investment advisory fees	2,805		11,132
Administration fees	699		2,775
Distribution fees:
Class A	12		523
Class C	9		788
Shareholder servicing fees:
Class A	12		523
Class C	3		263
Institutional Class	249		876
Select Class	1,367		4,976
Custodian and accounting fees	10		253
Professional fees	59		112
Collateral management fees	—		39
Interest expense to affiliates	—	(a)	—
Trustees’ and Chief Compliance Officer’s fees	8		33
Printing and mailing costs	33		40
Registration and filing fees	42		74
Transfer agent fees	14		359
Other	17		33

Total expenses	5,339		22,799

Less amounts waived	(50)		(2,545)

Net expenses	5,289		20,254

Net investment income (loss)	9,942		78,261

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	39,733		5,415
Futures	57		—
Swaps	—		6,456

Net realized gain (loss)	39,790		11,871

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	54,454		82,634
Swaps	—		(133)

Change in net unrealized appreciation/depreciation	54,454		82,501

Net realized/unrealized gains (losses)	94,244		94,372

Change in net assets resulting from operations	$104,186		$172,633

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$9,942	$8,069	$78,261	$80,989
Net realized gain (loss)	39,790	17,104	11,871	(647)
Change in net unrealized appreciation/depreciation	54,454	(8,074)	82,501	36,929

Change in net assets resulting from operations	104,186	17,099	172,633	117,271

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (a)	—	—	—	—
From net investment income	(50)	(21)	(4,832)	(4,660)
Class C (a)	—	—	—	—
From net investment income	(9)	(2)	(1,791)	(1,902)
Institutional Class	—	—	—	—
From net investment income	(4,450)	(6,393)	(22,553)	(19,827)
Select Class (a)	—	—	—	—
From net investment income	(5,741)	(1,290)	(48,058)	(54,928)

Total distributions to shareholders	(10,250)	(7,706)	(77,234)	(81,317)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	35,380	256,482	123,212	(188,880)

NET ASSETS:
Change in net assets	129,316	265,875	218,611	(152,926)
Beginning of period	738,592	472,717	3,037,413	3,190,339

End of period	$867,908	$738,592	$3,256,024	$3,037,413

Accumulated undistributed (distributions in excess of) net investment income	$2,716	$864	$(4,182)	$(167)

(a)	Commencement of offering of class of shares effective March 22, 2011 for Tax Aware Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A (a)
Proceeds from shares issued	$351	$269	$83,242	$74,925
Net assets acquired in Fund reorganization (See Note 8)	—	5,238	—	—
Dividends and distributions reinvested	49	21	4,206	4,007
Cost of shares redeemed	(843)	(457)	(53,725)	(83,530)

Change in net assets resulting from Class A capital transactions	$(443)	$5,071	$33,723	$(4,598)

Class C (a)
Proceeds from shares issued	$370	$114	$25,012	$24,617
Net assets acquired in Fund reorganization (See Note 8)	—	1,275	—	—
Dividends and distributions reinvested	7	1	1,432	1,393
Cost of shares redeemed	(170)	(226)	(21,747)	(33,857)

Change in net assets resulting from Class C capital transactions	$207	$1,164	$4,697	$(7,847)

Institutional Class
Proceeds from shares issued	$24,653	$146,302	$409,896	$230,777
Net assets acquired in Fund reorganization (See Note 8)	—	28,635	—	—
Dividends and distributions reinvested	322	319	6,724	5,763
Cost of shares redeemed	(406,503)	(181,272)	(235,278)	(177,719)

Change in net assets resulting from Institutional Class capital transactions	$(381,528)	$(6,016)	$181,342	$58,821

Select Class (a)
Proceeds from shares issued	$555,508	$92,810	$543,917	$470,314
Net assets acquired in Fund reorganization (See Note 8)	—	198,020	—	—
Dividends and distributions reinvested	147	57	4,315	4,229
Cost of shares redeemed	(138,511)	(34,624)	(644,782)	(709,799)

Change in net assets resulting from Select Class capital transactions	$417,144	$256,263	$(96,550)	$(235,256)

Total change in net assets resulting from capital transactions	$35,380	$256,482	$123,212	$(188,880)

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A (a)
Issued	18	14	7,974	7,401
Shares issued in connection with Fund reorganization (See Note 8)	—	284	—	—
Reinvested	3	1	404	396
Redeemed	(44)	(26)	(5,158)	(8,292)

Change in Class A Shares	(23)	273	3,220	(495)

Class C (a)
Issued	20	6	2,406	2,433
Shares issued in connection with Fund reorganization (See Note 8)	—	69	—	—
Reinvested	— (b)	— (b)	138	138
Redeemed	(9)	(12)	(2,094)	(3,379)

Change in Class C Shares	11	63	450	(808)

Institutional Class
Issued	1,354	8,168	39,000	22,898
Shares issued in connection with Fund reorganization (See Note 8)	—	1,553	—	—
Reinvested	18	18	645	569
Redeemed	(21,737)	(10,111)	(22,486)	(17,515)

Change in Institutional Class Shares	(20,365)	(372)	17,159	5,952

Select Class (a)
Issued	29,588	5,322	52,065	46,494
Shares issued in connection with Fund reorganization (See Note 8)	—	10,737	—	—
Reinvested	8	3	414	418
Redeemed	(7,323)	(1,952)	(61,603)	(70,267)

Change in Select Class Shares	22,273	14,110	(9,124)	(23,355)

(a)	Commencement of offering of class of shares effective March 22, 2011 for Tax Aware Equity Fund.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	39

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Aware Equity Fund
Class A
Year Ended October 31, 2012	$17.43	$0.18	(e)	$2.18	$2.36	$(0.19)
March 22, 2011 (f) through October 31, 2011	18.15	0.10		(0.74)	(0.64)	(0.08)

Class C
Year Ended October 31, 2012	17.42	0.08	(e)	2.19	2.27	(0.15)
March 22, 2011 (f) through October 31, 2011	18.15	0.04		(0.74)	(0.70)	(0.03)

Institutional Class
Year Ended October 31, 2012	17.43	0.28	(e)	2.17	2.45	(0.25)
Year Ended October 31, 2011	16.71	0.23		0.71	0.94	(0.22)
Year Ended October 31, 2010	14.64	0.20		2.07	2.27	(0.20)
Year Ended October 31, 2009	13.09	0.24		1.55	1.79	(0.24)
Year Ended October 31, 2008	20.82	0.33		(7.74)	(7.41)	(0.32)

Select Class
Year Ended October 31, 2012	17.43	0.21	(e)	2.20	2.41	(0.24)
March 22, 2011 (f) through October 31, 2011	18.15	0.11		(0.73)	(0.62)	(0.10)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate* (b)

$19.60	13.64%	$4,902	0.96%		0.95%		0.96%		55%
17.43	(3.53)	4,766	0.97	(g)	0.89	(g)	0.97	(g)	60

19.54	13.10	1,432	1.46		0.43		1.46		55
17.42	(3.85)	1,097	1.46	(g)	0.39	(g)	1.47	(g)	60

19.63	14.19	148,369	0.55		1.53		0.56		55
17.43	5.66	486,833	0.55		1.30		0.61		60
16.71	15.64	472,717	0.55		1.27		0.58		65
14.64	14.03	385,639	0.55		1.79		0.61		84
13.09	(35.95)	418,947	0.55		1.83		0.59		65

19.60	13.93	713,205	0.71		1.12		0.71		55
17.43	(3.39)	245,896	0.72	(g)	1.14	(g)	0.72	(g)	60

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	41

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Aware Real Return Fund
Class A
Year Ended October 31, 2012	$10.19	$0.24	$0.32	$0.56	$(0.24)
Year Ended October 31, 2011	10.07	0.26	0.12	0.38	(0.26)
Year Ended October 31, 2010	9.84	0.23	0.23	0.46	(0.23)
Year Ended October 31, 2009	9.08	0.28	0.75	1.03	(0.27)
Year Ended October 31, 2008	9.91	0.30	(0.83)	(0.53)	(0.30)

Class C
Year Ended October 31, 2012	10.16	0.18	0.32	0.50	(0.18)
Year Ended October 31, 2011	10.04	0.19	0.12	0.31	(0.19)
Year Ended October 31, 2010	9.82	0.16	0.23	0.39	(0.17)
Year Ended October 31, 2009	9.07	0.21	0.75	0.96	(0.21)
Year Ended October 31, 2008	9.90	0.24	(0.82)	(0.58)	(0.25)

Institutional Class
Year Ended October 31, 2012	10.20	0.27	0.33	0.60	(0.27)
Year Ended October 31, 2011	10.08	0.28	0.12	0.40	(0.28)
Year Ended October 31, 2010	9.85	0.25	0.23	0.48	(0.25)
Year Ended October 31, 2009	9.10	0.30	0.75	1.05	(0.30)
Year Ended October 31, 2008	9.92	0.34	(0.83)	(0.49)	(0.33)

Select Class
Year Ended October 31, 2012	10.19	0.26	0.31	0.57	(0.25)
Year Ended October 31, 2011	10.07	0.27	0.12	0.39	(0.27)
Year Ended October 31, 2010	9.84	0.24	0.23	0.47	(0.24)
Year Ended October 31, 2009	9.09	0.28	0.75	1.03	(0.28)
Year Ended October 31, 2008	9.91	0.31	(0.82)	(0.51)	(0.31)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate*

$10.51	5.55%	$222,694	0.75%	2.34%	0.97%	8%
10.19	3.80	183,105	0.75	2.53	0.97	14
10.07	4.69	185,970	0.74	2.30	0.98	16
9.84	11.51	155,982	0.74	2.90	1.00	9
9.08	(5.54)	134,277	0.76	3.13	1.00	7

10.48	4.92	108,755	1.40	1.70	1.47	8
10.16	3.13	100,908	1.40	1.88	1.48	14
10.04	3.96	107,844	1.39	1.65	1.48	16
9.82	10.73	89,259	1.39	2.16	1.50	9
9.07	(6.03)	42,365	1.40	2.49	1.50	7

10.53	5.91	944,652	0.50	2.58	0.57	8
10.20	4.05	740,738	0.50	2.78	0.58	14
10.08	4.95	672,006	0.49	2.55	0.58	16
9.85	11.66	612,933	0.49	3.09	0.60	9
9.10	(5.20)	373,697	0.50	3.39	0.60	7

10.51	5.66	1,979,923	0.65	2.46	0.72	8
10.19	3.91	2,012,662	0.65	2.63	0.73	14
10.07	4.80	2,224,519	0.64	2.40	0.73	16
9.84	11.53	2,170,175	0.64	2.95	0.75	9
9.09	(5.32)	1,272,624	0.65	3.24	0.75	7

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Tax Aware Equity Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Tax Aware Real Return Fund	Class A, Class C, Institutional Class and Select Class	Diversified

The investment objective of Tax Aware Equity Fund is to seek to provide high after-tax total return from a portfolio of selected equity securities.

The investment objective of Tax Aware Real Return Fund is to seek to maximize after-tax inflation protected return.

Class A, Class C and Select Class Shares of the Tax Aware Equity Fund commenced operations on March 22, 2011.

The Tax Aware Equity Fund acquired all of the assets and liabilities of Tax Aware U.S. Equity Fund, a series of JPMorgan Trust I (“Predecessor Fund”) in a reorganization on March 25, 2011.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

44	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Tax Aware Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$866,205	$—	$—	$866,205

Tax Aware Real Return Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$112,716	$3,152,902	$—	$3,265,618

Appreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$16,372	$—	$16,372

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$(58,605)	$—	$(58,605)

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for state specifics of portfolio holdings.

Transfers from Level 2 to Level 1 are due to an availability of an exchange traded closing price as of October 31, 2012.

B. Futures Contracts — The Tax Aware Equity Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures contracts activity during the period November 1, 2011 through November 30, 2011 (amounts in thousands):

Tax Aware Equity Fund
Futures Contracts:
Average Notional Balance Long	$1,371
Ending Notional Balance Long	—

C. Swaps — The Tax Aware Real Return Fund uses inflation-linked swaps to provide inflation protection within its portfolio. These transactions are negotiated contracts between the Fund and a counterparty to exchange cash flows at specified, future intervals.

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The table below discloses the volume of the Fund’s swap activity during the year ended October 31, 2012 (amounts in thousands):

Interest Rate-Related Swaps (Inflation-Linked Swaps)	Tax Aware Real Return Fund
Average Notional Balance — Pays Fixed Rate	$2,250,923
Ending Notional Balance — Pays Fixed Rate	2,246,500

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts.

Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.) and is reported on the Statements of Assets and Liabilities as Investments in affiliates — restricted. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities and are disclosed in the table below.

The Tax Aware Real Return Fund’s swap contracts at net value and collateral posted or received by counterparty as of October 31, 2012 are as follows (amounts in thousands):

Counterparty		Value of Swap Contracts	Collateral Amount
Barclays Bank plc	Collateral Posted	$(31,953)	$31,510
Credit Suisse International		(536)	560
Morgan Stanley Capital Services		(2,745)	2,210
Royal Bank of Scotland		(19,850)	19,130

46	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

Counterparty		Value of Swap Contracts	Collateral Amount
BNP Paribas	Collateral Received	$772	$(1,345)
Citibank, N.A.		4,976	(5,180)
Deutsche Bank, AG		2,636	(3,100)
UBS, AG		4,467	(4,339)

D. Summary of Derivatives Information

The following tables present the value of derivatives held as of October 31, 2012, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Tax Aware Real Return Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Swaps
Interest rate contracts	Receivables	$16,372

Liabilities:
Interest rate contracts	Payables	$(58,605)

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2012, by primary underlying risk exposure (amounts in thousands):

Tax Aware Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Equity contracts	$57

Tax Aware Real Return Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Swaps
Interest rate contracts	$6,456

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Swaps
Interest rate contracts	$(133)

The Funds’ derivatives contracts held at October 31, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Tax Aware Real Return Fund generally declares and pays distributions from net investment income monthly. Tax Aware Equity Fund generally declares and pays distributions from net investment income quarterly. Distributions are declared separately for

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Tax Aware Equity Fund	$—	$2,160	$(2,160)
Tax Aware Real Return Fund	4,059	(5,042)	983

The reclassifications for the Funds relate primarily to distribution reclassifications (Tax Aware Equity Fund), Target Fund 855(a) paid in Acquirer (Tax Aware Equity Fund), taxable overdistributions (Tax Aware Real Return Fund) and amortization adjustments (Tax Aware Real Return Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Tax Aware Equity Fund	0.35%
Tax Aware Real Return Fund	0.35

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2012, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMCB, a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Tax Aware Equity Fund	0.25%	0.75%
Tax Aware Real Return Fund	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Tax Aware Equity Fund	$—	(a)	$—	(a)
Tax Aware Real Return Fund	31		2

(a)	Amount rounds to less than $1,000.

48	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Tax Aware Equity Fund	0.25%	0.25%	0.10%	0.25%
Tax Aware Real Return Fund	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Tax Aware Equity Fund	1.05%	1.55%	0.55%	0.80%
Tax Aware Real Return Fund	0.75	1.40	0.50	0.65

The expense limitation agreements were in effect for the year ended October 31, 2012. The contractual expense limitation percentages in the table above are in place until at least February 28, 2013.

For the year ended October 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Shareholder Servicing	Total
Tax Aware Equity Fund	$35	$35
Tax Aware Real Return Fund	2,443	2,443

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2012 were as follows (amounts in thousands):

Tax Aware Equity Fund	$15
Tax Aware Real Return Fund	102

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Tax Aware Real Return Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

H. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

During the year ended October 31, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended October 31, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Tax Aware Equity Fund	$470,670	$435,581	$—	$1,403
Tax Aware Real Return Fund	372,925	245,563	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$684,348	$190,193	$8,336	$181,857
Tax Aware Real Return Fund	3,012,307	253,785	474	253,311

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax-Exempt Income	Total Distributions Paid
Tax Aware Equity Fund	$10,250	$—	$10,250
Tax Aware Real Return Fund	—	77,234	77,234

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax-Exempt Income	Total Distributions Paid
Tax Aware Equity Fund	$7,706	$—	$7,706
Tax Aware Real Return Fund	—	81,317	81,317

As of October 31, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Tax-Exempt Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$2,750	$—	$(80,219)	$181,857
Tax Aware Real Return Fund	—	1,429	(29,185)	211,077

The cumulative timing differences primarily consist of wash sale loss deferrals, distributions payable (Tax Aware Real Return Fund) and trustee deferred compensation (Tax Aware Equity Fund).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

50	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

As of October 31, 2012, the Funds did not have post-enactment net capital loss carryforwards.

As of October 31, 2012, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018	2019	Total
Tax Aware Equity Fund	$39,086	$41,133	$—	$—	$80,219
Tax Aware Real Return Fund	—	26,211	2,850	124	29,185

During the year ended October 31, 2012, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Tax Aware Equity Fund	$38,562
Tax Aware Real Return Fund	11,884

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

Tax Aware Real Return Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Tax Aware Real Return Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions, absent other conditions, allowing the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivatives instruments’ payables or receivables with collateral posted to a segregated custody account as described in Note 2.C.

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

8. Business Combinations

In November, 2010, the Board of Trustees of the Trust approved management’s proposal to merge JPMorgan Tax Aware U.S. Equity Fund (the “Target Fund”) into JPMorgan Tax Aware Equity Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization with respect to the Target Fund was approved by the Target Fund’s shareholders at a special meeting of shareholders held on March 16, 2011. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on March 25, 2011. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C, Institutional Class and Select Class shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, and Class B shareholders of the Target Fund received shares of Class A in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $231,627,000 and identified cost of approximately $159,295,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of March 25, 2011, the Target Fund had undistributed short-term capital gains of approximately $2,226,000.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Tax Aware U.S. Equity Fund				$72,332
Class A	312	$4,968	$15.91
Class B	17	270	15.73
Class C	82	1,275	15.62
Institutional Class	2,959	28,635	9.68
Select Class	12,437	198,020	15.92

Acquiring Fund
Tax Aware Equity Fund				103,449
Class A	3	51	18.44
Class C	3	51	18.44
Institutional Class	27,480	506,910	18.45
Select Class	3	51	18.44

Post Reorganization
Tax Aware Equity Fund				175,781
Class A	287	5,289	18.44
Class C	72	1,326	18.44
Institutional Class	29,033	535,545	18.45
Select Class	10,740	198,071	18.44

Expenses related to reorganization were incurred by the Acquiring Fund.

Assuming the reorganization had been completed on November 1, 2010, the beginning of the annual reporting period, the pro forma results of operations for the year ended October 31, 2011, are as follows (amounts in thousands):

Net investment income (loss)	$9,267
Net realized/unrealized gains (losses)	33,283

Change in net assets resulting from operations	$42,550

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statements of Operations since March 25, 2011.

52	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund (each a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Funds”) at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2012

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	53

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	168	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	168	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	168	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	168	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	168	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	168	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	168	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	168	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	168	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

54	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	168	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	168	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	168	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	168	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Messrs. Armstrong, Reid, and Spalding are retiring from the Board of Trustees effective December 31, 2012. The other Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (168 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	55

TRUSTEES

(Unaudited) (continued)

In order to fill the vacancies created by the retirement of Messrs. Reid, Armstrong, and Spalding effective December 31, 2012, the Board appointed Mary E. Martinez and Mitchell M. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013. Information about Ms. Martinez, Mr. Merin, and Ms. Pardo is set forth below:

Name (Year of Birth)	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years

Mary E. Martinez (1960)

Associate, Special Properties, a Christie’s International Real Estate Affiliate

(2010-Present); Managing Director, Bank of America (Asset Management) (2007–2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).

Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Mitchell M. Merin (1953)	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

Marian U. Pardo* (1946)	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007–present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

*	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she will irrevocably waive effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which will end on January 1, 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

56	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.
**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	57

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2012, and continued to hold your shares at the end of the reporting period, October 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2012	Ending Account Value, October 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Tax Aware Equity Fund
Class A
Actual	$1,000.00	$1,011.00	$4.80	0.95%
Hypothetical	1,000.00	1,020.36	4.82	0.95
Class C
Actual	1,000.00	1,008.80	7.32	1.45
Hypothetical	1,000.00	1,017.85	7.35	1.45
Institutional Class
Actual	1,000.00	1,013.30	2.78	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55
Select Class
Actual	1,000.00	1,012.20	3.54	0.70
Hypothetical	1,000.00	1,021.62	3.56	0.70

Tax Aware Real Return Fund
Class A
Actual	1,000.00	1,016.90	3.80	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class C
Actual	1,000.00	1,012.90	7.08	1.40
Hypothetical	1,000.00	1,018.10	7.10	1.40
Institutional Class
Actual	1,000.00	1,018.10	2.54	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Select Class
Actual	1,000.00	1,016.50	3.29	0.65
Hypothetical	1,000.00	1,021.87	3.30	0.65

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

58	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	59

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for Funds that do not primarily invest in U.S. equities.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to

60	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Equity Fund’s performance was in the fourth, second and third quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Tax Aware Real Return Fund’s performance was in the fifth, third and fifth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively. The Trustees noted further that the independent consultant indicated that the Fund’s risk profile was consistent with its investment objectives. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance and noted the difficulty in assigning the Fund a representative peer group given the Fund’s investment strategy. They requested, however, that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the fixed income subcommittee at each of their regular meetings over the course of the next year

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Equity Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Tax Aware Real Return Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile, and that the actual total expenses for Class A and Select Class Shares were in the second and fifth quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

OCTOBER 31, 2012	J.P. MORGAN TAX AWARE FUNDS	61

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended October 31, 2012:

Dividends Received Deduction
Tax Aware Equity Fund	100.00%

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Tax Aware Equity Fund	$10,250
Tax Aware Real Return Fund	77,234

62	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2012

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. October 2012.	AN-TA-1012

Annual Report

J.P. Morgan Country/Region Funds

October 31, 2012

JPMorgan Asia Pacific Fund (formerly known as Asia Pacific Focus Fund)

JPMorgan China Region Fund

JPMorgan India Fund

JPMorgan Intrepid European Fund

JPMorgan Latin America Fund

JPMorgan Russia Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 26, 2012

Dear Shareholder:

Global equity markets continued to seesaw against an uncertain macroeconomic and geopolitical backdrop. In the U.S., improving economic data has been overshadowed by the pending “fiscal cliff.” Concerns about a potential economic “hard landing” in China remain, while escalating tension in the Middle East recently resulted in a conflict between Israel and Hamas, exacerbating fears about the stability of the region. Europe’s debt crisis continues and global equity prices have fluctuated with investors’ changing perception about the viability of corrective actions taken by the European Central Bank.

“The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors.”

Despite these sharp swings in market momentum, stocks in most parts of the world posted positive returns for the twelve months ended October 31, 2012. Accommodative monetary policies have been a significant catalyst for the positive returns for stocks during the past year and continue to keep yields at historically low levels. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging markets debt in search of higher yielding securities. Higher demand for these securities as well as positive fundamentals led to positive returns for high yield bonds and emerging markets debt during the 12 months ended October 31, 2012.

U.S. Treasury Yields Remain Low while U.S. Stocks Outperform

Real yields are negative on many parts of the yield curve, meaning that the payment that investors will receive from these bonds is less than the expected rate of inflation. Holders of these securities are willing to see the purchasing power of their money decline in order to access the perceived safety of U.S. Treasury securities, likely a reflection of the elevated level of uncertainty among investors. The yield for 10-year U.S. Treasury securities ended October 2012 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 2.9%, respectively.

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended

October 31, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks, which were weighed down by Europe’s ongoing debt crisis and concerns about an economic “hard landing” in China.

Emerging Markets: An Evolving Asset Class

While the Chinese economy rightfully commands a large amount of attention from emerging markets investors, the asset class encompasses a wide range of countries with diverse cultural and political standards and evolving industries. Changes to local political administrations and economic policies can alter the investment landscape of an emerging market. For example, recently elected Mexican president Pena Nieto has pledged to focus on energy, labor and tax reforms, which has attracted more foreign investors who welcome the proposed business-friendly changes. On the other side of the spectrum, Russia’s recent presidential election has elevated geopolitical risk and therefore lowered the willingness of investors to invest in local Russian companies.

The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors. The volatility and differences in emerging markets can also create attractive investment opportunities for active managers with the resources in place to monitor disparate emerging economies and the companies that operate in them.

Emerging markets securities can be a valuable tool for investors as they construct their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	1

J.P. Morgan Country/Region Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

The debt crisis in Europe continued to be a major source of uncertainty in capital markets. Global equity prices rose and fell with investors’ changing perception about the viability of actions taken by the European Central Bank to curb the crisis. Escalating political and social unrest in the Middle East also weighed on investor sentiment during the reporting period. Despite these concerns, stocks in many parts of the world posted positive returns during the twelve months ended October 31, 2012, bolstered by the accommodative policies of central banks as they continued their efforts to stoke economic growth.

Greater China

In the beginning of the reporting period, Chinese equities rallied along with stocks in other parts of the world as fears about systemic risk from Europe’s debt crisis seemingly abated. However, investors’ concerns about a “hard landing” resurfaced late in the first quarter of 2012 after the Chinese government’s gross domestic product (GDP) target was revised downward and some macroeconomic data, such as the purchasing managers index (PMI), started to deteriorate. In the end, stocks in the greater China region, as measured by the MSCI Golden Dragon Index (net of foreign withholding taxes), gained 7.61% for the twelve months ended October 31, 2012. Taiwanese stocks were the weakest performers in the greater China region during the reporting period. Taiwan’s economy is heavily reliant on technology exports and was hurt by concerns about slowing demand in end markets. Meanwhile, Hong Kong stocks outperformed as the stock market was boosted by positive trends in the property market.

India

Indian stocks declined at the end of 2011, led by a drop in the rupee and an outflow of foreign investment capital. In addition, political uncertainty weighed on the Indian stock market. Indian stocks gained momentum at the start of 2012, rallying with the broader market following aggressive measures taken by the European Central Bank in an attempt to curb the region’s debt crisis. Concerns about political uncertainty began to subside later in the reporting period, providing an additional boost to Indian equities. However, the MSCI India Index (net of foreign withholding taxes) finished the reporting period in negative territory, returning -4.73% for the twelve months ended October 31, 2012.

Europe

The price movements of European stocks largely followed the developments of the region’s unfolding debt crisis. In the end, the MSCI Europe Index (net of foreign withholding taxes) gained 6.17% for the twelve months ended October 31, 2012.

Latin America and Russia

Latin American and Russian stocks benefited from easing concerns about systemic risk in Europe. However, concerns about slowing demand for commodities hindered stocks in both regions, causing them to post modestly negative absolute returns during the reporting period. Fears about geopolitical risk in Russia also weighed on Russian equities. The MSCI Emerging Markets Latin America Index (net of foreign withholding taxes) returned -3.98% for the twelve months ended October 31, 2012, while the MSCI Russia Index (net of foreign withholding taxes) returned -4.50% during the same time period.

2	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

JPMorgan Asia Pacific Fund

FUND COMMENTARY

FOR THE PERIOD NOVEMBER 30, 2011 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	8.40%
Morgan Stanley Capital International (“MSCI”) All Country Asia Pacific ex-Japan Index (net of foreign withholding taxes)	15.98%

Net Assets as of 10/31/2012 (In Thousands)	$3,465

INVESTMENT OBJECTIVE**

The JPMorgan Asia Pacific Fund1 (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI All Country Asia Pacific ex-Japan Index (net of foreign withholding taxes) (the “Benchmark”) for the period November 30, 2011 through October 31, 2012.

From November 30, 2011 through June 28, 2012, the Fund employed a bottom-up fundamental approach to stock selection, holding a relatively small number of stocks with a longer-term investment horizon. Following this period, the Fund began to use an investment strategy rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. The Fund’s portfolio managers targeted stocks that they believed were attractively valued and possessed strong fundamentals and momentum characteristics and sought to sell stocks when they no longer exhibited these characteristics. In addition to this investment strategy change, the Fund changed its name from the JPMorgan Asia Pacific Focus Fund to the JPMorgan Asia Pacific Fund and changed its investment advisory fees and management team.

Prior to the Fund’s investment strategy change, the Fund’s performance was hurt by investments in China and India. Following the change to the Fund’s investment strategy, performance was hurt by stock selection in China, Indonesia and Korea. Stock selection in Hong Kong, Taiwan and Thailand contributed to performance following the change to the Fund’s investment strategy.

HOW WAS THE FUND POSITIONED?

Following the change to its investment strategy, the Fund used a disciplined quantitative ranking methodology to identify attractive stocks in each sector. To employ its new investment strategy, the Fund bought and sold a greater number of stocks compared to the period preceding the Fund’s investment strategy change. The Fund finished the reporting period with limited sector and country bets and held 150 stocks as of October 31, 2012.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Samsung Electronics Co., Ltd. (South Korea)	4.5%
2.	BHP Billiton Ltd. (Australia)	3.3
3.	Commonwealth Bank of Australia (Australia)	3.0
4.	Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	2.3
5.	Westpac Banking Corp. (Australia)	2.3
6.	Australia & New Zealand Banking Group Ltd. (Australia)	2.2
7.	China Construction Bank Corp., Class H (China)	2.0
8.	AIA Group Ltd. (Hong Kong)	1.8
9.	Industrial & Commercial Bank of China Ltd., Class H (China)	1.7
10.	Tencent Holdings Ltd. (China)	1.5

PORTFOLIO COMPOSITION BY COUNTRY***
Australia	23.8%
China	16.7
Hong Kong	14.5
South Korea	12.9
Taiwan	8.9
India	4.4
Thailand	3.5
Malaysia	3.5
Indonesia	3.3
Philippines	3.0
Singapore	2.5
France	1.2
Others (each less than 1.0%)	1.8

1	Previously known as the Asia Pacific Focus Fund.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	3

JPMorgan Asia Pacific Fund

FUND COMMENTARY

FOR THE PERIOD NOVEMBER 30, 2011 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	11/30/11
Without Sales Charge		8.13%
With Sales Charge**		2.46
CLASS C SHARES	11/30/11
Without CDSC		7.67
With CDSC***		6.67
SELECT CLASS SHARES	11/30/11	8.40

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

Effective June 29, 2012, the Fund’s investment strategy changed and performance would have been different if the Fund was managed using its current strategy.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Asia Pacific Fund and the MSCI All Country Asia Pacific ex-Japan Index from November 30, 2011 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country Asia Pacific ex-Japan Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI All Country Asia Pacific ex-Japan Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia Pacific region, excluding Japan. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

JPMorgan China Region Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.78%
Morgan Stanley Capital International (“MSCI”) Golden Dragon Index (net of foreign withholding taxes)	7.61%

Net Assets as of 10/31/2012 (In Thousands)	$9,062

INVESTMENT OBJECTIVE**

The JPMorgan China Region Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI Golden Dragon Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2012. The Fund’s outperformance was driven mainly by stock selection in Hong Kong and the Fund’s underweight versus the Benchmark in Taiwan. The Fund’s stock selection in China detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Tencent Holdings Ltd., Prada S.p.A. and Wharf Holdings Ltd. Tencent Holdings Ltd. is a Chinese online social media company. The stock benefited from the company’s strong earnings and subscriber growth during the reporting period. Prada S.p.A. is a Hong Kong listed luxury retailer, while real estate company Wharf Holdings Ltd. is a landlord that operates luxury retail stores in Hong Kong. Both stocks benefited from strong spending on luxury items among Chinese consumers.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in insurers New China Life Insurance Co., Ltd and China Life Insurance Co., Ltd. Both stocks were hurt by lower investment income. Another individual detractor from relative performance was the Fund’s overweight position versus the Benchmark in Chinese coal mining company Yanzhou Coal Mining Co., Ltd. Shares of Yanzhou Coal Mining Co., Ltd. declined amid concerns about weakening infrastructure spending and lower demand and prices for coal.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund finished the reporting period with an overweight versus the Benchmark in China, focusing on companies that the Fund’s portfolio managers believed were positioned to benefit from industry consolidation, expanding consumption and urbanization.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	6.9%
2.	Tencent Holdings Ltd. (China)	5.1
3.	China Mobile Ltd. (Hong Kong)	5.0
4.	AIA Group Ltd. (Hong Kong)	4.3
5.	China Construction Bank Corp., Class H (China)	4.3
6.	Cheung Kong Holdings Ltd. (Hong Kong)	4.2
7.	Industrial & Commercial Bank of China Ltd., Class H (China)	3.7
8.	CNOOC Ltd. (China)	3.2
9.	PetroChina Co., Ltd., Class H (China)	2.4
10.	China Vanke Co., Ltd., Class B (China)	2.3

PORTFOLIO COMPOSITION BY COUNTRY***
China	39.7%
Hong Kong	34.2
Taiwan	24.5
Italy	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	5

JPMorgan China Region Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		7.51%	(7.11)%	3.42%
With Sales Charge*		1.88	(8.10)	2.44
CLASS C SHARES	2/28/07
Without CDSC		6.97	(7.57)	2.90
With CDSC**		5.97	(7.57)	2.90
SELECT CLASS SHARES	2/28/07	7.78	(6.88)	3.67

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan China Region Fund, the MSCI Golden Dragon Index and the Lipper China Region Funds Index from February 28, 2007 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Golden Dragon Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper China Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Golden Dragon Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The Lipper China Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

JPMorgan India Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-3.33%
Morgan Stanley Capital International (“MSCI”) India Index (net of foreign withholding taxes)	-4.73%

Net Assets as of 10/31/2012 (In Thousands)	$15,709

INVESTMENT OBJECTIVE**

The JPMorgan India Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the MSCI India Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2012. The Fund’s outperformance was driven primarily by stock selection in the financials and materials sectors. The Fund’s stock selection and underweight versus the Benchmark in the consumer staples sector detracted from relative performance. The Fund’s stock selection in the information technology sector also detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Divi’s Laboratories Ltd. and Ambuja Cements Ltd. Shares of generic drug producer Divi’s Laboratories Ltd. benefited from the company’s strong revenues and investors’ optimism about its pipeline of drugs. Shares of cement producer Ambuja Cements Ltd. benefited from higher cement prices as a result of consolidation in the Indian cement industry. In addition, amid the market volatility in India, the Fund’s overweight positions versus the Benchmark in financial companies which were perceived to have high quality management teams, robust balance sheets and strong corporate governance, such as HDFC Bank Ltd., contributed to relative performance.

Meanwhile, the stocks of consumer staples companies benefited from the stable nature of their cash flows as their products are generally less sensitive to economic and market conditions. Among consumer staples stocks, the Fund’s overweight versus the Benchmark in ITC Ltd. contributed to relative performance and the Fund’s underweight versus the Benchmark in Hindustan Unilever Ltd. detracted from relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Larsen & Toubro Ltd., Bharat Heavy Electricals Ltd. and Bharti Airtel Ltd. Shares of industrial goods providers Larsen & Toubro Ltd. and Bharat Heavy Electricals Ltd. declined due to concerns that political uncertainty would slow the pace of infrastructure projects. Shares of telecommunications provider Bharti Airtel Ltd.

declined amid concerns about increasing market competition in India’s telecommunications industry.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed bottom-up fundamental research, rigorously researching companies in an attempt to determine their underlying value and potential for future earnings growth. They preferred to invest in what they believed were well-managed, leading high quality companies with strong and visible earnings profiles.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	HDFC Bank Ltd.	9.3%
2.	Housing Development Finance Corp., Ltd.	9.0
3.	Reliance Industries Ltd.	7.9
4.	ITC Ltd.	7.2
5.	Infosys Ltd.	6.7
6.	IDFC Ltd.	4.1
7.	Tata Motors Ltd.	3.7
8.	Tata Consultancy Services Ltd.	3.7
9.	ACC Ltd.	3.4
10.	Ambuja Cements Ltd.	3.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	33.0%
Information Technology	12.8
Materials	12.5
Consumer Discretionary	9.9
Energy	9.3
Consumer Staples	9.1
Health Care	6.8
Industrials	3.4
Utilities	1.7
Telecommunication Services	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	7

JPMorgan India Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/1/07
Without Sales Charge		(3.33)%	(7.75)%	(1.32)%
With Sales Charge*		(8.41)	(8.75)	(2.28)
CLASS C SHARES	5/1/07
Without CDSC		(3.83)	(8.20)	(1.80)
With CDSC**		(4.83)	(8.20)	(1.80)
SELECT CLASS SHARES	5/1/07	(3.09)	(7.53)	(1.08)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/1/07 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 1, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan India Fund, the MSCI India Index and the Lipper India Region Funds Average from May 1, 2007 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI India Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper India Region Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI India Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in India. Investors cannot invest directly in an index. The Lipper India Region Funds Average represents the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically or economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

JPMorgan Intrepid European Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	8.98%
Morgan Stanley Capital International (“MSCI”) Europe Index (net of foreign withholding taxes)	6.17%

Net Assets as of 10/31/2012 (In Thousands)	$140,460

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid European Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2012. The Fund’s stock selection in the consumer durables & apparel and capital goods sectors was the primary contributor to relative performance. The Fund’s stock selection and underweight versus the Benchmark in the food, beverage & tobacco and banks sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Persimmon plc and Ashtead Group plc. Persimmon plc is a U.K. construction services company. The stock benefited from the company’s strong earnings and positive trends in the U.K. housing market. Shares of Ashtead Group plc, a U.K. equipment rental company, benefited from the company’s strong earnings momentum as businesses have opted to rent rather than buy equipment in the uncertain economic environment.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Swedish Match AB and Golar LNG, Ltd. Shares of Swedish Match AB declined after the Swedish tobacco products company reported disappointing third-quarter earnings. Shares of Golar LNG, Ltd., a Norwegian shipper of liquefied natural gas (“LNG”), fell after the company reported weaker-than-expected first-quarter earnings, and were hurt by a decline in LNG prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality stocks with positive momentum outperform the market. During the reporting period, the Fund’s portfolio managers invested in stocks that they believed had these style characteristics. Portfolio positions flowed from bottom-up stock selection rather than top-down asset allocation decisions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Deutsche Bank AG (Germany)	3.1%
2.	Lafarge S.A. (France)	2.8
3.	AXA S.A. (France)	2.6
4.	Merck KGaA (Germany)	2.5
5.	Barclays plc (United Kingdom)	2.5
6.	Aegon N.V. (Netherlands)	2.4
7.	easyJet plc (United Kingdom)	2.4
8.	Novo Nordisk A/S, Class B (Denmark)	2.1
9.	Suedzucker AG (Germany)	2.1
10.	Ashtead Group plc (United Kingdom)	2.1

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	35.2%
Germany	18.2
France	9.9
Switzerland	8.8
Netherlands	5.7
Spain	5.4
Italy	3.9
Denmark	3.1
Norway	3.0
Belgium	2.3
Austria	1.3
Finland	1.2
Sweden	1.2
Others (each less than 1.0%)	0.3
Short-Term Investment	0.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	9

JPMorgan Intrepid European Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/95
Without Sales Charge		8.98%	(7.45)%	8.78%
With Sales Charge*		3.27	(8.44)	8.19
CLASS B SHARES	11/3/95
Without CDSC		8.46	(7.92)	8.32
With CDSC**		3.46	(8.48)	8.32
CLASS C SHARES	11/1/98
Without CDSC		8.40	(7.91)	8.21
With CDSC***		7.40	(7.91)	8.21
INSTITUTIONAL CLASS SHARES	9/10/01	9.51	(7.01)	9.35
SELECT CLASS SHARES	9/10/01	9.21	(7.22)	9.06

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/02 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, the MSCI Europe Index, and the Lipper European Region Funds Index from October 31, 2002 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper European Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Lipper European Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

JPMorgan Latin America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-2.04%
Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Latin America Index (net of foreign withholding taxes)	-3.98%

Net Assets as of 10/31/2012 (In Thousands)	$81,347

INVESTMENT OBJECTIVE**

The JPMorgan Latin America Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the MSCI EM Latin America Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2012. The Fund’s stock selection and overweight versus the Benchmark in the industrials sector and stock selection and underweight versus the Benchmark in the materials sector were the main contributors to relative performance. The Fund’s underweight versus the Benchmark and stock selection in the consumer staples sector and stock selection in the energy sector detracted from the Fund’s relative performance.

The Fund’s underweight positions versus the Benchmark in Petrobras (Petroleo Brasileiro) and Vale (Cia Vale Do Rio Doce) contributed to relative performance. Shares of Brazilian energy company Petrobras were hurt by declining energy prices. Shares of Vale, a Brazilian iron-ore producer, declined due to a dispute over the company’s unpaid tax claims. The Fund’s overweight versus the Benchmark in Mexichem S.A.B. de C.V. also contributed to relative performance. The stock increased after the Mexican industrial company reported strong third-quarter earnings, which were bolstered by recent acquisitions.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in NII Holdings, Inc. and OGX Petroleo e Gas Participacoes S.A. Shares of telecommunications provider NII Holdings, Inc. declined due to higher costs and slowing subscriber growth. Shares of Brazilian energy company OGX Petroleo e Gas Participacoes S.A. declined due to investors’ concerns about the company’s announced management change. In addition, the Fund not owning shares of Ecopetrol S.A., a Columbian oil company, detracted from relative performance. The stock was included in the Benchmark and benefited from the company’s strong oil production growth.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings against the Benchmark, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. As a result of this process, the Fund’s largest overweight versus the Benchmark was in the industrials sector and the Fund’s largest underweight versus the Benchmark was in the materials sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Itau Unibanco Holding S.A., ADR (Brazil) (Preferred Stock)	6.0%
2.	Mexichem S.A.B. de C.V. (Mexico)	5.5
3.	Banco Bradesco S.A., ADR (Brazil)	5.0
4.	America Movil S.A.B. de C.V., ADR (Mexico)	4.3
5.	Cia de Bebidas das Americas, ADR (Brazil) (Preferred Stock)	4.0
6.	Gerdau S.A. (Brazil) (Preferred Stock)	3.3
7.	Fomento Economico Mexicano S.A.B. de C.V., ADR (Mexico)	3.1
8.	Credicorp Ltd. (Peru)	3.0
9.	BM&FBovespa S.A. (Brazil)	3.0
10.	Lojas Renner S.A. (Brazil)	2.8

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	56.7%
Mexico	24.9
Peru	4.3
Chile	2.8
United States	2.2
Colombia	2.1
Panama	2.0
United Kingdom	1.9
Argentina	1.3
Others (each less than 1.0%)	0.8
Short-Term Investment	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	11

JPMorgan Latin America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		(2.04)%	(2.36)%	5.64%
With Sales Charge*		(7.20)	(3.41)	4.64
CLASS C SHARES	2/28/07
Without CDSC		(2.54)	(2.85)	5.11
With CDSC**		(3.54)	(2.85)	5.11
SELECT CLASS SHARES	2/28/07	(1.85)	(2.13)	5.89

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Latin America Fund, the MSCI EM Latin America Index and the Lipper Latin American Funds Average from February 28, 2007 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI EM Latin America Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Latin American Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets in Latin America. Investors cannot invest directly in an index. The Lipper Latin American Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

JPMorgan Russia Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-0.29%
Morgan Stanley Capital International (“MSCI”) Russia Index (net of foreign withholding taxes)	-4.50%

Net Assets as of 10/31/2012 (In Thousands)	$8,262

INVESTMENT OBJECTIVE**

The JPMorgan Russia Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the MSCI Russia Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2012. The Fund’s overweight versus the Benchmark and stock selection in the telecommunications services sector and stock selection in the energy sector were the primary contributors to relative performance. The Fund’s overweight and stock selection in the materials and consumer staples sectors detracted from relative performance.

The largest individual contributor to relative performance was the Fund’s underweight position versus the Benchmark in energy company Gazprom OAO. The stock declined on concerns that slowing global demand would hurt the company’s earnings. The Fund’s overweight positions versus the Benchmark in Sollers OJSC and Eurasia Drilling Co., Ltd. also contributed to relative performance. Shares of auto manufacturer Sollers OJSC benefited from the company’s strong sales. Shares of onshore and offshore drilling service provider Eurasia Drilling Co., Ltd. benefited from the company’s strong earnings.

An individual detractor from relative performance was the Fund’s overweight position versus the Benchmark in Magnitogorsk Iron & Steel Works. Shares of the steel company declined on concerns that slowing global demand would hurt the company’s earnings. The Fund’s underweight positions versus the Benchmark in Surgutneftegaz and Lukoil OAO also detracted from relative performance as the stocks were strong performers during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings relative to the Benchmark, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. As a result of this process, the Fund’s largest overweight versus the Benchmark was in the consumer discretionary sector and the Fund’s largest underweight versus the Benchmark was in the energy sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Lukoil OAO, ADR	9.1%
2.	Sberbank of Russia, ADR	7.7
3.	Sberbank of Russia	5.3
4.	MMC Norilsk Nickel OJSC, ADR	4.6
5.	Uralkali OJSC, Reg. S, GDR	3.9
6.	DIXY Group OJSC	3.8
7.	Mobile Telesystems OJSC, ADR	3.4
8.	Mostotrest	3.3
9.	Magnit OJSC	3.2
10.	Sollers OJSC	3.2

PORTFOLIO COMPOSITION BY SECTOR***
Energy	25.2%
Materials	19.0
Financials	17.6
Consumer Staples	17.0
Telecommunication Services	9.2
Consumer Discretionary	5.5
Industrials	3.3
Utilities	2.0
Health Care	1.2
Short-Term Investment	0.0	(g)

(g)	Amount rounds to less than 0.1%.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	13

JPMorgan Russia Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		(0.29)%	(11.37)%	(5.93)%
With Sales Charge*		(5.52)	(12.32)	(6.82)
CLASS C SHARES	2/28/07
Without CDSC		(0.89)	(11.84)	(6.41)
With CDSC**		(1.89)	(11.84)	(6.41)
SELECT CLASS SHARES	2/28/07	(0.10)	(11.15)	(5.69)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Russia Fund, the MSCI Russia Index and the Lipper Emerging Markets Funds Index from February 28, 2007 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Russia Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Russia Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance in Russia. The Lipper Emerging Markets Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

JPMorgan Asia Pacific Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 90.1%
		Australia — 22.9%
3		Ausdrill Ltd.	8
3		Australia & New Zealand Banking Group Ltd.	75
3		BHP Billiton Ltd.	111
3		Challenger Ltd.	11
2		Commonwealth Bank of Australia	100
1		CSL Ltd.	39
2		Downer EDI Ltd. (a)	9
5		DUET Group	11
12		Envestra Ltd.	11
1		Flight Centre Ltd.	15
5		Goodman Group	21
1		GrainCorp Ltd., Class A	10
7		Insurance Australia Group Ltd.	31
2		Lend Lease Group	18
1		Macquarie Group Ltd.	24
2		Medusa Mining Ltd.	13
1		National Australia Bank Ltd.	40
3		Nufarm Ltd.	17
2		Oil Search Ltd.	13
4		Regis Resources Ltd. (a)	25
—	(h)	Rio Tinto Ltd.	27
13		SP AusNet	14
7		Spark Infrastructure Group	12
7		Telstra Corp., Ltd.	30
—	(h)	Wesfarmers Ltd.	6
7		Westfield Retail Trust	21
3		Westpac Banking Corp.	75
—	(h)	Woolworths Ltd.	6

			793

		China — 16.1%
5		AAC Technologies Holdings, Inc.	16
12		Agile Property Holdings Ltd.	14
107		Bank of China Ltd., Class H	44
20		Beijing Capital International Airport Co., Ltd., Class H	13
15		China Communications Construction Co., Ltd., Class H	14
89		China Construction Bank Corp., Class H	67
12		China National Building Material Co., Ltd., Class H	15
8		China Oilfield Services Ltd., Class H	15
26		China Petroleum & Chemical Corp., Class H	27
16		China Railway Construction Corp., Ltd., Class H	16
35		China Railway Group Ltd., Class H	18
31		Chongqing Rural Commercial Bank, Class H	14
17		CNOOC Ltd.	35

SHARES		SECURITY DESCRIPTION	VALUE($)

		China — Continued
7		Great Wall Motor Co., Ltd., Class H	19
11		Guangzhou R&F Properties Co., Ltd., Class H	13
12		Harbin Electric Co., Ltd., Class H	10
84		Industrial & Commercial Bank of China Ltd., Class H	55
18		PetroChina Co., Ltd., Class H	24
16		PICC Property & Casualty Co., Ltd., Class H	21
7		Shimao Property Holdings Ltd.	13
24		Sino-Ocean Land Holdings Ltd.	15
20		Sunac China Holdings Ltd.	11
1		Tencent Holdings Ltd.	49
13		Want Want China Holdings Ltd.	18

			556

		Hong Kong — 13.9%
15		AIA Group Ltd.	58
7		BOC Hong Kong Holdings Ltd.	20
12		Brilliance China Automotive Holdings Ltd. (a)	15
2		Cheung Kong Holdings Ltd.	30
3		Cheung Kong Infrastructure Holdings Ltd.	18
3		China Mobile Ltd.	33
10		China Overseas Land & Investment Ltd.	26
8		China Resources Land Ltd.	18
12		First Pacific Co., Ltd.	13
8		Galaxy Entertainment Group Ltd. (a)	27
16		Giordano International Ltd.	13
4		Great Eagle Holdings Ltd.	12
—	(h)	Jardine Matheson Holdings Ltd.	25
1		Jardine Strategic Holdings Ltd.	18
3		Kerry Properties Ltd.	15
15		New World Development Co., Ltd.	23
18		Noble Group Ltd.	19
11		NWS Holdings Ltd.	17
3		Power Assets Holdings Ltd.	21
34		Skyworth Digital Holdings Ltd.	18
3		Wharf Holdings Ltd.	21
5		Wheelock & Co., Ltd.	22

			482

		Indonesia — 3.2%
201		Alam Sutera Realty Tbk PT	12
27		Astra International Tbk PT	22
19		Bank Mandiri Persero Tbk PT	16
23		Bank Rakyat Indonesia Persero Tbk PT	18
44		Charoen Pokphand Indonesia Tbk PT	14
28		Telekomunikasi Indonesia Persero Tbk PT	28

			110

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	15

JPMorgan Asia Pacific Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Malaysia — 3.3%
7		Axiata Group Bhd	15
13		DiGi.Com Bhd	22
6		Malayan Banking Bhd	18
2		Petronas Dagangan Bhd	16
8		Telekom Malaysia Bhd	16
6		Top Glove Corp. Bhd	11
5		UMW Holdings Bhd	17

			115

		New Zealand — 0.4%
5		Ryman Healthcare Ltd.	15

		Philippines — 2.9%
15		Aboitiz Power Corp.	12
53		Alliance Global Group, Inc.	19
10		BDO Unibank, Inc. (a)	16
8		Metropolitan Bank & Trust Co.	18
16		Puregold Price Club, Inc.	11
6		Security Bank Corp.	25

			101

		Singapore — 2.4%
4		Keppel Corp., Ltd.	35
13		Neptune Orient Lines Ltd. (a)	12
3		SembCorp Industries Ltd.	14
5		UOL Group Ltd.	23

			84

		South Korea — 12.4%
1		BS Financial Group, Inc.	12
—	(h)	Dongbu Insurance Co., Ltd.	15
—	(h)	GS Holdings	15
—	(h)	GS Retail Co., Ltd.	11
1		Hana Financial Group, Inc.	15
—	(h)	Hyundai Heavy Industries Co., Ltd.	21
—	(h)	Hyundai Marine & Fire Insurance Co., Ltd.	12
—	(h)	Hyundai Mobis	23
—	(h)	Hyundai Motor Co.	41
—	(h)	Hyundai Wia Corp.	14
1		KB Financial Group, Inc.	21
—	(h)	LG Corp.	19
1		LG Display Co., Ltd. (a)	18
—	(h)	Samsung Electro-Mechanics Co., Ltd.	20
—	(h)	Samsung Electronics Co., Ltd.	150
—	(h)	SK Innovation Co., Ltd.	21

			428

		Taiwan — 8.5%
4		Advantech Co., Ltd.	14

SHARES		SECURITY DESCRIPTION	VALUE($)

		Taiwan — Continued
2		Asustek Computer, Inc.	21
9		Cheng Shin Rubber Industry Co., Ltd.	22
5		Chicony Electronics Co., Ltd.	11
9		Chipbond Technology Corp.	15
6		Far EasTone Telecommunications Co., Ltd.	14
5		Farglory Land Development Co., Ltd.	9
3		Giant Manufacturing Co., Ltd.	16
6		Highwealth Construction Corp.	10
15		Hon Hai Precision Industry Co., Ltd.	44
5		Novatek Microelectronics Corp.	19
25		Taiwan Semiconductor Manufacturing Co., Ltd.	76
2		TPK Holding Co., Ltd.	25

			296

		Thailand — 3.4%
3		Advanced Info Service PCL	20
4		Airports of Thailand PCL	11
4		Kasikornbank PCL, NVDR	21
31		Krung Thai Bank PCL	18
3		Siam Commercial Bank PCL	14
9		Thai Union Frozen Products PCL	22
8		Tisco Financial Group PCL	11

			117

		United Kingdom — 0.7%
2		HSBC Holdings plc	24

		Total Common Stocks (Cost $2,825)	3,121

Structured Instruments — 5.9%
		India — 5.9%
		Low Exercise Call Warrants — 5.9%
1		ACC Ltd., expiring 10/29/13 (issued through BNP Paribas) (a)	17
3		Ambuja Cements, Ltd., expiring 10/07/13 (issued through UBS AG) (a)	12
—	(h)	Divi’s Laboratories Ltd., expiring 06/29/15 (issued through UBS AG) (a)	11
—	(h)	Grasim Industries, Ltd., expiring 10/5/15 (issued through UBS AG) (a)	10
1		HCL Technologies Ltd., expiring 09/06/13 (issued through UBS AG ) (a)	10
2		HDFC Bank Ltd., expiring 06/29/15 (issued through UBS AG) (a)	21
1		Housing Development Finance Corp., expiring 06/29/15 (issued through UBS AG) (a)	14
4		ITC Ltd., expiring 06/26/13 (issued through UBS AG) (a)	18

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Structured Instruments — Continued
	India — Continued
1	Kotak Mahindra Bank Ltd., expiring 06/29/15 (issued through UBS AG) (a)	10
1	Mahindra & Mahindra Ltd., expiring 08/08/13 (issued through UBS AG) (a)	18
3	Power Finance Corp. Ltd., expiring 09/17/13 (issued through UBS AG) (a)	10
3	Rural Electrification Corp. Ltd., expiring 06/29/15 (issued through UBS AG) (a)	10
1	Sun Pharmaceutical Industries Ltd., expiring 06/29/15 (issued through UBS AG) (a)	14
1	Tech Mahindra Ltd., expiring 09/30/13 (issued through UBS AG ) (a)	10
1	Ultratech Cement Ltd., expiring 10/29/13 (issued through BNP Paribas) (a)	22

	Total Participation Notes (Cost $192)	207

	Total Investments — 96.0% (Cost $3,017)	3,328
	Other Assets in Excess of Liabilities — 4.0%	137

	NET ASSETS — 100.0%	$3,465

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	23.3%
Real Estate Management & Development	9.1
Semiconductors & Semiconductor Equipment	7.8
Capital Markets	5.8
Metals & Mining	5.3
Oil, Gas & Consumable Fuels	4.6
Insurance	4.5
Industrial Conglomerates	4.4
Automobiles	3.4
Electronic Equipment, Instruments & Components	3.2
Wireless Telecommunication Services	3.1
Diversified Telecommunication Services	2.2
Electric Utilities	2.0
Food Products	1.9
Auto Components	1.8
Construction & Engineering	1.7
Internet Software & Services	1.5
Computers & Peripherals	1.4
Hotels, Restaurants & Leisure	1.3
Real Estate Investment Trusts (REITs)	1.3
Biotechnology	1.2
Food & Staples Retailing	1.0
Others (each less than 1.0%)	8.2

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	17

JPMorgan China Region Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.7%
	China — 39.0%
24	AAC Technologies Holdings, Inc.	84
267	Agricultural Bank of China Ltd., Class H	115
22	Anhui Conch Cement Co., Ltd., Class H	76
1	Baidu, Inc., ADR (a)	59
19	China Coal Energy Co., Ltd., Class H	19
506	China Construction Bank Corp., Class H	379
164	China Eastern Airlines Corp., Ltd., Class H (a)	57
128	China Minsheng Banking Corp., Ltd., Class H	115
74	China National Building Material Co., Ltd., Class H	94
84	China Oilfield Services Ltd., Class H	158
19	China Shenhua Energy Co., Ltd., Class H	78
56	China Telecom Corp., Ltd., Class H	33
155	China Vanke Co., Ltd., Class B	202
137	CNOOC Ltd.	282
29	Great Wall Motor Co., Ltd., Class H	79
499	Industrial & Commercial Bank of China Ltd., Class H	329
85	Intime Department Store Group Co., Ltd.	100
1	NetEase, Inc., ADR (a)	55
17	New China Life Insurance Co., Ltd., Class H	54
156	PetroChina Co., Ltd., Class H	212
24	Ping An Insurance Group Co. of China Ltd., Class H	189
17	Sands China Ltd.	64
10	Shanda Games Ltd., ADR	32
86	Springland International Holdings Ltd.	42
13	Tencent Holdings Ltd.	450
92	Want Want China Holdings Ltd.	125
8	Zhuzhou CSR Times Electric Co., Ltd., Class H	23
21	Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	28

		3,533

	Hong Kong — 32.0%
98	AIA Group Ltd.	386
82	Belle International Holdings Ltd.	152
33	BOC Hong Kong Holdings Ltd.	101
26	Cheung Kong Holdings Ltd.	378
9	Cheung Kong Infrastructure Holdings Ltd.	53
40	China Mobile Ltd.	447
60	China Overseas Land & Investment Ltd.	156
80	China Resources Gas Group Ltd.	177
40	China Resources Land Ltd.	91
12	Galaxy Entertainment Group Ltd. (a)	41
18	Hutchison Whampoa Ltd.	176
2	Jardine Matheson Holdings Ltd.	129

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — Continued
4	Kerry Properties Ltd.	17
58	Li & Fung Ltd.	97
29	Lifestyle International Holdings Ltd.	62
120	Midland Holdings Ltd.	60
54	New World Development Co., Ltd.	83
14	Orient Overseas International Ltd.	85
13	Swire Properties Ltd.	41
25	Wharf Holdings Ltd.	169

		2,901

	Italy — 1.6%
18	Prada S.p.A.	145

	Taiwan — 24.1%
106	Advanced Semiconductor Engineering, Inc.	80
11	Asustek Computer, Inc.	118
7	Catcher Technology Co., Ltd.	30
57	China Life Insurance Co., Ltd. (a)	44
41	Delta Electronics, Inc.	140
190	E.Sun Financial Holding Co., Ltd.	95
29	Formosa Chemicals & Fibre Corp.	69
54	Hon Hai Precision Industry Co., Ltd.	163
7	MediaTek, Inc.	78
103	Mega Financial Holding Co., Ltd.	75
13	Novatek Microelectronics Corp.	49
33	Oriental Union Chemical Corp.	35
40	Powertech Technology, Inc.	62
13	President Chain Store Corp.	64
137	Prince Housing & Development Corp.	92
17	Quanta Computer, Inc.	39
39	Ruentex Development Co., Ltd.	65
202	Taiwan Semiconductor Manufacturing Co., Ltd.	616
4	TPK Holding Co., Ltd.	53
30	TXC Corp.	52
92	Uni-President Enterprises Corp.	162

		2,181

	Total Common Stocks (Cost $6,725)	8,760

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Company — 1.5%
	Hong Kong — 1.5%
41	BOCI-Prudential - W.I.S.E. - CSI China Tracker Fund (a) (Cost $154)	138

	Total Investments — 98.2% (Cost $6,879)	8,898
	Other Assets in Excess of Liabilities — 1.8%	164

	NET ASSETS — 100.0%	$9,062

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Real Estate Management & Development	15.2%
Commercial Banks	13.6
Semiconductors & Semiconductor Equipment	9.9
Insurance	7.6
Oil, Gas & Consumable Fuels	6.6
Internet Software & Services	6.3
Wireless Telecommunication Services	5.0
Electronic Equipment, Instruments & Components	4.6
Industrial Conglomerates	3.4
Food Products	3.2
Multiline Retail	2.3
Computers & Peripherals	2.1
Gas Utilities	2.0
Construction Materials	1.9
Energy Equipment & Services	1.8
Specialty Retail	1.7
Textiles, Apparel & Luxury Goods	1.6
Mutual Funds	1.6
Hotels, Restaurants & Leisure	1.2
Chemicals	1.2
Distributors	1.1
Marine	1.0
Others (each less than 1.0%)	5.1

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	19

JPMorgan India Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.6%
	Consumer Discretionary — 9.8%
	Auto Components — 1.0%
16	Balkrishna Industries Ltd.	78
31	Exide Industries Ltd.	82

		160

	Automobiles — 8.1%
31	Mahindra & Mahindra Ltd.	510
7	Maruti Suzuki India Ltd.	179
120	Tata Motors Ltd.	573

		1,262

	Media — 0.5%
73	Navneet Publications India Ltd.	79

	Multiline Retail — 0.2%
2	Trent Ltd.	38

	Total Consumer Discretionary	1,539

	Consumer Staples — 9.0%
	Food Products — 1.9%
164	Bajaj Hindusthan Ltd.	90
162	Balrampur Chini Mills Ltd. (a)	206

		296

	Tobacco — 7.1%
213	ITC Ltd.	1,114

	Total Consumer Staples	1,410

	Energy — 9.2%
	Oil, Gas & Consumable Fuels — 9.2%
23	Bharat Petroleum Corp., Ltd.	145
16	Great Eastern Shipping Co., Ltd. (The)	75
82	Reliance Industries Ltd.	1,220

	Total Energy	1,440

	Financials — 32.5%
	Commercial Banks — 12.9%
123	HDFC Bank Ltd.	1,445
66	IndusInd Bank Ltd.	456
14	ING Vysya Bank Ltd.	121

		2,022

	Consumer Finance — 1.6%
16	Mahindra & Mahindra Financial Services Ltd.	256

	Diversified Financial Services — 6.8%
212	IDFC Ltd.	635
39	Kotak Mahindra Bank Ltd.	438

		1,073

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — 1.3%
7	Godrej Properties Ltd.	71
27	Oberoi Realty Ltd.	138

		209

	Thrifts & Mortgage Finance — 9.9%
46	Gruh Finance Ltd.	164
98	Housing Development Finance Corp., Ltd.	1,387

		1,551

	Total Financials	5,111

	Health Care — 6.7%
	Life Sciences Tools & Services — 1.6%
11	Divi’s Laboratories Ltd.	256

	Pharmaceuticals — 5.1%
8	Dr Reddy’s Laboratories Ltd.	275
10	Lupin Ltd.	107
32	Sun Pharmaceutical Industries Ltd.	414

		796

	Total Health Care	1,052

	Industrials — 3.3%
	Electrical Equipment — 1.8%
68	Bharat Heavy Electricals Ltd.	280

	Machinery — 0.6%
11	Cummins India Ltd.	102

	Transportation Infrastructure — 0.9%
157	Gujarat Pipavav Port Ltd. (a)	138

	Total Industrials	520

	Information Technology — 12.6%
	IT Services — 12.6%
24	Infosys Ltd.	1,032
4	Infosys Ltd., ADR	168
23	Tata Consultancy Services Ltd.	573
32	Wipro Ltd.	207

	Total Information Technology	1,980

	Materials — 12.3%
	Chemicals — 1.5%
43	Godrej Industries Ltd.	242

	Construction Materials — 10.8%
21	ACC Ltd.	532
140	Ambuja Cements Ltd.	526
3	Grasim Industries Ltd.	194
129	HeidelbergCement India Ltd. (a)	116
37	JK Lakshmi Cement Ltd.	85

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Construction Materials — Continued
1	Shree Cement Ltd.	72
4	Ultratech Cement Ltd.	161

		1,686

	Total Materials	1,928

	Telecommunication Services — 1.5%
	Wireless Telecommunication Services — 1.5%
48	Bharti Airtel Ltd.	239

	Utilities — 1.7%
	Independent Power Producers & Energy Traders — 1.7%
88	NTPC Ltd.	270

	Total Investments — 98.6% (Cost $15,018)	15,489
	Other Assets in Excess of Liabilities — 1.4%	220

	NET ASSETS — 100.0%	$15,709

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	21

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.0%
	Austria — 1.2%
56	Voestalpine AG (m)	1,759

	Belgium — 2.3%
31	Anheuser-Busch InBev N.V. (m)	2,606
16	Delhaize Group S.A. (m)	631

		3,237

	Denmark — 3.1%
14	Chr Hansen Holding A/S (m)	441
18	Novo Nordisk A/S, Class B (m)	2,961
5	Topdanmark A/S (a) (m)	971

		4,373

	Finland — 1.2%
201	Nokia OYJ (m)	539
463	Outokumpu OYJ (a) (m)	393
24	Sampo OYJ, Class A (m)	764

		1,696

	France — 9.8%
231	AXA S.A. (m)	3,676
32	Cie Generale des Etablissements Michelin (m)	2,778
165	Credit Agricole S.A. (a) (m)	1,247
8	Dassault Systemes S.A. (m)	804
66	Lafarge S.A. (m)	3,858
203	Natixis (m)	665
22	Societe Generale S.A. (a) (m)	709

		13,737

	Germany — 15.6%
8	Allianz SE (m)	1,019
27	BASF SE (m)	2,209
19	Continental AG (m)	1,910
94	Deutsche Bank AG (m)	4,293
123	Deutsche Lufthansa AG (m)	1,886
5	Fresenius SE & Co. KGaA (m)	625
27	Merck KGaA (m)	3,488
36	SAP AG (m)	2,610
6	Siemens AG (m)	623
76	Suedzucker AG (m)	2,950
11	Talanx AG (a) (m)	289

		21,902

	Ireland — 0.2%
32	Smurfit Kappa Group plc (m)	348

	Italy — 3.9%
87	Azimut Holding S.p.A. (m)	1,100
149	Banca Generali S.p.A. (m)	2,188

SHARES	SECURITY DESCRIPTION	VALUE($)

	Italy — Continued
248	Enel S.p.A. (m)	936
835	Telecom Italia S.p.A. (m)	770
110	UniCredit S.p.A. (a) (m)	487

		5,481

	Netherlands — 5.7%
608	Aegon N.V. (m)	3,400
21	European Aeronautic Defence and Space Co. N.V. (m)	745
12	Gemalto N.V. (m)	1,056
226	ING Groep N.V., CVA (a) (m)	2,007
30	Koninklijke Philips Electronics N.V. (m)	763

		7,971

	Norway — 3.0%
11	Fred Olsen Energy ASA (m)	530
3,289	Marine Harvest ASA (a) (m)	2,580
31	TGS Nopec Geophysical Co. ASA (m)	1,046
40	TTS Group ASA (m)	67

		4,223

	Spain — 5.4%
68	Grifols S.A. (a) (m)	2,364
8	Inditex S.A. (m)	997
48	Tecnicas Reunidas S.A. (m)	2,358
37	Viscofan S.A. (m)	1,806

		7,525

	Sweden — 1.1%
126	Billerud AB (m)	1,198
37	Trelleborg AB, Class B (m)	409

		1,607

	Switzerland — 8.7%
83	Credit Suisse Group AG (a) (m)	1,940
37	EFG Financial Products Holding AG (a) (m)	1,850
417	Ferrexpo plc (m)	1,406
21	Swiss Re AG (a) (m)	1,461
5	Syngenta AG (m)	2,127
62	Wolseley plc (m)	2,736
42	Xstrata plc (m)	666

		12,186

	United Kingdom — 34.8%
472	Ashtead Group plc (m)	2,853
80	Babcock International Group plc (m)	1,260
70	BAE Systems plc (m)	355
921	Barclays plc (m)	3,407
576	Barratt Developments plc (a) (m)	1,765

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United Kingdom — Continued
77	Berkeley Group Holdings plc (a) (m)	1,899
44	British American Tobacco plc (m)	2,188
774	Debenhams plc (m)	1,499
87	Diageo plc (m)	2,481
331	easyJet plc (m)	3,349
268	HSBC Holdings plc (m)	2,640
31	Imperial Tobacco Group plc (m)	1,176
882	ITV plc (m)	1,235
102	Lancashire Holdings Ltd. (m)	1,417
4,164	Lloyds Banking Group plc (a) (m)	2,742
354	Micro Focus International plc (a) (m)	1,715
61	Mondi plc (m)	670
22	Next plc (m)	1,242
310	Old Mutual plc (m)	864
206	Persimmon plc (m)	2,651
146	Prudential plc (m)	2,010
25	Rio Tinto plc (m)	1,248
30	Standard Chartered plc (m)	709
122	Tate & Lyle plc (m)	1,425
1,840	Taylor Wimpey plc (m)	1,819
131	Telecity Group plc (m)	1,904
262	Vodafone Group plc (m)	710
22	Whitbread plc (m)	836
142	William Hill plc (m)	778

		48,847

	Total Common Stocks (Cost $119,618)	134,892

Preferred Stocks — 2.4%
	Germany — 2.4%
24	ProSiebenSat.1 Media AG (m)	680
6	Sartorius AG (m)	481
10	Volkswagen AG (m)	2,144

	Total Preferred Stocks (Cost $2,619)	3,305

Short-Term Investment — 0.5%
	Investment Company — 0.5%
650	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $650)	650

	Total Investments — 98.9% (Cost $122,887)	138,847
	Other Assets in Excess of Liabilities — 1.1%	1,613

	NET ASSETS — 100.0%	$140,460

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Insurance	11.4%
Commercial Banks	9.1
Capital Markets	8.2
Food Products	6.3
Household Durables	5.9
Pharmaceuticals	4.6
Trading Companies & Distributors	4.0
Metals & Mining	3.9
Airlines	3.8
Software	3.7
Beverages	3.7
Chemicals	3.4
Auto Components	3.4
Energy Equipment & Services	2.8
Construction Materials	2.8
Tobacco	2.4
Multiline Retail	2.0
Biotechnology	1.7
Automobiles	1.5
Diversified Financial Services	1.4
Media	1.4
Internet Software & Services	1.4
Paper & Forest Products	1.3
Hotels, Restaurants & Leisure	1.2
Industrial Conglomerates	1.0
Others (each less than 1.0%)	7.2
Short-Term Investment	0.5

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	23

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands, except for number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
29	Dow Jones Euro STOXX 50 Index	12/21/12	$941	$(24)
5	FTSE 100 Index	12/21/12	465	(10)

				$(34)

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 79.6%
	Argentina — 1.3%
28	Tenaris S.A., ADR (m)	1,039

	Bermuda — 0.8%
49	Wilson Sons Ltd., BDR (m)	679

	Brazil — 38.1%
23	Arezzo Industria e Comercio S.A. (m)	411
261	Banco Bradesco S.A., ADR (m)	4,089
384	BM&FBovespa S.A. (m)	2,460
148	BR Malls Participacoes S.A. (m)	1,951
31	BR Properties S.A. (m)	403
140	Brasil Brokers Participacoes S.A. (m)	392
53	BRF - Brasil Foods S.A. (m)	970
69	BRF - Brasil Foods S.A., ADR (m)	1,259
143	CCR S.A. (m)	1,259
60	Cia Energetica de Minas Gerais, ADR (m)	720
43	Cia Hering (m)	988
18	Cielo S.A. (m)	443
57	Fleury S.A. (m)	672
71	Iochpe-Maxion S.A. (m)	870
107	Localiza Rent A Car S.A. (m)	1,877
62	Lojas Renner S.A. (m)	2,298
49	Mills Estruturas e Servicos de Engenharia S.A. (m)	745
199	MRV Engenharia e Participacoes S.A. (m)	1,008
47	Multiplus S.A. (m)	1,101
346	Odontoprev S.A. (m)	1,789
57	OGX Petroleo e Gas Participacoes S.A. (a) (m)	132
87	Raia Drogasil S.A. (m)	962
113	Souza Cruz S.A. (m)	1,471
41	Ultrapar Participacoes S.A., ADR (m)	862
44	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A (m)	828
94	WEG S.A. (m)	1,079

		31,039

	Chile — 2.1%
1,640	CFR Pharmaceuticals S.A. (m)	395
127	S.A.C.I. Falabella (m)	1,306

		1,701

	Colombia — 2.1%
72	Pacific Rubiales Energy Corp. (m)	1,683

	Mexico — 24.8%
922	Alfa S.A.B. de C.V., Class A (m)	1,694
139	America Movil S.A.B. de C.V., ADR (m)	3,507

SHARES	SECURITY DESCRIPTION	VALUE($)

	Mexico — Continued
101	Cemex S.A.B. de C.V., ADR (a) (m)	911
1,442	Compartamos S.A.B. de C.V. (m)	1,944
55	Desarrolladora Homex S.A.B. de C.V., ADR (a) (m)	734
253	Fibra Uno Administracion S.A. de C.V. (m)	667
28	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	2,519
15	Grupo Aeroportuario del Sureste S.A.B de C.V., ADR (m)	1,489
99	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	550
900	Mexichem S.A.B. de C.V. (m)	4,462
577	Wal-Mart de Mexico S.A.B. de C.V. (m)	1,698

		20,175

	Panama — 2.0%
17	Copa Holdings S.A., Class A (m)	1,614

	Peru — 4.3%
19	Credicorp Ltd. (m)	2,470
32	Intercorp Financial Services, Inc. (m)	1,015

		3,485

	United Kingdom — 1.9%
78	Antofagasta plc (m)	1,591

	United States — 2.2%
40	First Cash Financial Services, Inc. (a) (m)	1,769

	Total Common Stocks (Cost $57,236)	64,775

Preferred Stocks — 19.2%
	Brazil — 18.5%
99	Alpargatas S.A. (m)	752
21	Banco Bradesco S.A. (m)	324
276	Banco do Estado do Rio Grande do Sul S.A. (m)	2,178
79	Cia de Bebidas das Americas, ADR (m)	3,221
310	Gerdau S.A. (m)	2,710
334	Itau Unibanco Holding S.A., ADR (m)	4,870
161	Marcopolo S.A. (m)	945

		15,000

	Chile — 0.7%
10	Sociedad Quimica y Minera de Chile S.A., Class B (m)	573

	Total Preferred Stocks (Cost $15,084)	15,573

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	25

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.0%
	Investment Company — 1.0%
800	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $800)	800

	Total Investments — 99.8% (Cost $73,120)	81,148
	Other Assets in Excess of Liabilities — 0.2%	199

	NET ASSETS — 100.0%	$81,347

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	17.8%
Beverages	7.1
Chemicals	6.2
Metals & Mining	5.3
Consumer Finance	4.6
Multiline Retail	4.4
Wireless Telecommunication Services	4.3
Diversified Financial Services	4.3
Transportation Infrastructure	4.2
Machinery	3.6
Real Estate Management & Development	3.4
Oil, Gas & Consumable Fuels	3.3
Food & Staples Retailing	3.3
Health Care Providers & Services	3.0
Food Products	2.7
Commercial Services & Supplies	2.4
Road & Rail	2.3
Household Durables	2.1
Industrial Conglomerates	2.1
Airlines	2.0
Tobacco	1.8
Textiles, Apparel & Luxury Goods	1.4
Energy Equipment & Services	1.3
Specialty Retail	1.2
Construction Materials	1.1
Others (each less than 1.0%)	3.8
Short-Term Investment	1.0

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

JPMorgan Russia Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.3%
	Consumer Discretionary — 5.5%
	Automobiles — 3.2%
12	Sollers OJSC (a)	261

	Media — 2.3%
23	CTC Media, Inc. (m)	192

	Total Consumer Discretionary	453

	Consumer Staples — 17.0%
	Food & Staples Retailing — 9.0%
30	DIXY Group OJSC (a) (m)	314
2	Magnit OJSC (m)	262
1	O’Key Group S.A., (Luxembourg), Reg. S, GDR (m)	12
8	X5 Retail Group N.V., Reg. S, GDR (a) (m)	154

		742

	Food Products — 6.0%
18	Cherkizovo Group OJSC, Reg. S, GDR (a) (m)	219
5	Kernel Holding S.A., (Ukraine) (a) (m)	108
24	Ros Agro plc, (Cyprus), GDR (a) (e) (m)	167

		494

	Personal Products — 2.0%
6	Oriflame Cosmetics S.A., (Luxembourg), SDR (m)	166

	Total Consumer Staples	1,402

	Energy — 25.2%
	Energy Equipment & Services — 2.6%
6	Eurasia Drilling Co., Ltd., (Cyprus), Reg. S, GDR (m)	212

	Oil, Gas & Consumable Fuels — 22.6%
26	Alliance Oil Co., Ltd., SDR (a) (m)	202
23	Dragon Oil plc, (Ireland) (m)	205
8	KazMunaiGas Exploration Production JSC, (Kazakhstan), Reg. S, GDR (m)	144
12	Lukoil OAO, ADR (m)	753
2	NovaTek OAO, Reg. S, GDR (m)	199
4	Tatneft OAO, ADR (m)	174
18	Zhaikmunai LP, (Kazakhstan), Reg. S, GDR (m)	194

		1,871

	Total Energy	2,083

	Financials — 17.6%
	Commercial Banks — 14.7%
33	Bank St. Petersburg OJSC (m)	61
10	Halyk Savings Bank of Kazakhstan JSC, (Kazakhstan), Reg. S, GDR (a) (m)	71
151	Sberbank of Russia (m)	441

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
54	Sberbank of Russia, ADR (m)	639

		1,212

	Real Estate Management & Development — 2.9%
39	Etalon Group Ltd., (United Kingdom), Reg. S, GDR (a) (m)	226
45	HALS-Development JSC, Reg. S, GDR (a) (m)	15

		241

	Total Financials	1,453

	Health Care — 1.2%
	Pharmaceuticals — 1.2%
4	Veropharm (m)	98

	Industrials — 3.3%
	Construction & Engineering — 3.3%
45	Mostotrest (m)	270

	Materials — 18.0%
	Chemicals — 3.9%
8	Uralkali OJSC, Reg. S, GDR (m)	326

	Construction Materials — 0.1%
24	Steppe Cement Ltd., (Malaysia) (a) (m)	10

	Metals & Mining — 14.0%
42	Magnitogorsk Iron & Steel Works, Reg. S, GDR (a) (m)	181
49	Mechel OAO, ADR (m)	113
25	MMC Norilsk Nickel OJSC, ADR (m)	378
12	Novolipetsk Steel OJSC, Reg. S, GDR (m)	233
4	Polymetal International plc (m)	74
14	Severstal OAO, Reg. S, GDR (m)	170

		1,149

	Total Materials	1,485

	Telecommunication Services — 7.5%
	Wireless Telecommunication Services — 7.5%
19	Mobile Telesystems OJSC (m)	141
17	Mobile Telesystems OJSC, ADR (m)	284
11	Sistema JSFC, Reg. S, GDR (m)	195

	Total Telecommunication Services	620

	Utilities — 2.0%
	Electric Utilities — 2.0%
2,361	IDGC Holding JSC (a) (m)	140
135	Lenenergo OAO (a) (m)	28

	Total Utilities	168

	Total Common Stocks (Cost $6,591)	8,032

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	27

JPMorgan Russia Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Preferred Stocks — 2.7%
		Materials — 1.0%
		Metals & Mining — 1.0%
19		Mechel OAO (m)	84

		Telecommunication Services — 1.7%
		Diversified Telecommunication Services — 1.7%
49		Rostelecom OJSC (m)	146

		Total Preferred Stocks (Cost $494)	230

Short-Term Investment — 0.0% (g)
		Investment Company — 0.0% (g)
—	(h)	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (Cost $— (h))	—	(h)

		Total Investments — 100.0% (Cost $7,085)	8,262

		Other Assets in Excess of Liabilities — 0.0% (g)	—	(h)

		NET ASSETS — 100.0%	$8,262

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

J.P. Morgan Country/Region Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

ADR	— American Depositary Receipt
BDR	— Brazilian Depositary Receipt
CVA	— Dutch Certification
GDR	— Global Depositary Receipt
NVDR	— Non Voting Depositary Receipt
SDR	— Swedish Depositary Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than 1,000 (shares or dollars).
(l)	— The rate shown is the current yield as of October 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign exchange currency contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements are as follows (amounts in thousands):

Fund	Value	Percentage
Asia Pacific Fund	$3,111	93.5%
China Region Fund	8,752	98.4
India Fund	15,321	98.9
Intrepid European Fund	138,047	99.4
Latin America Fund	1,591	2.0
Russia Fund	7,318	88.6

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2012

(Amounts in thousands, except per share amounts)

	Asia Pacific Fund		China Region Fund		India Fund
ASSETS:
Investments in non-affiliates, at value	$3,328		$8,898		$15,489
Cash	122		235		340
Foreign currency, at value	34		60		13
Receivables:
Investment securities sold	22		30		—
Fund shares sold	20		74		7
Dividends from non-affiliates	2		2		2
Variation margin on futures contracts	—	(a)	—		—
Due from Advisor	70		14		8
Due from affiliate	3	(b)
Other assets	2		—		—

Total Assets	3,603		9,313		15,859

LIABILITIES:
Payables:
Investment securities purchased	78		145		20
Fund shares redeemed	—		24		54
Accrued liabilities:
Distribution fees	—	(a)	2		4
Custodian and accounting fees	26		28		16
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Transfer agent fees	1		5		12
Registration Fees	—		10		9
Audit fees	32		35		32
Other	1		2		3

Total Liabilities	138		251		150

Net Assets	$3,465		$9,062		$15,709

(a)	Amount rounds to less than $1,000.
(b)	See Note 3.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

	Asia Pacific Fund	China Region Fund	India Fund
NET ASSETS:
Paid-in-Capital	$3,209	$20,949	$38,163
Accumulated undistributed (distributions in excess of) net investment income	37	47	(65)
Accumulated net realized gains (losses)	(92)	(13,953)	(22,860)
Net unrealized appreciation (depreciation)	311	2,019	471

Total Net Assets	$3,465	$9,062	$15,709

Net Assets:
Class A	$233	$3,138	$6,473
Class C	55	1,441	3,192
Select Class	3,177	4,483	6,044

Total	$3,465	$9,062	$15,709

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	14	177	464
Class C	4	83	235
Select Class	195	251	428

Net Asset Value (a):
Class A — Redemption price per share	$16.22	$17.73	$13.94
Class C — Offering price per share (b)	16.15	17.43	13.57
Select Class — Offering and redemption price per share	16.26	17.84	14.13
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.12	$18.71	$14.71

Cost of investments in non-affiliates	$3,017	$6,879	$15,018
Cost of foreign currency	34	59	13

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands, except per share amounts)

	Intrepid European Fund		Latin America Fund		Russia Fund
ASSETS:
Investments in non-affiliates, at value	$138,197		$80,348		$8,262
Investments in affiliates, at value	650		800		—	(a)

Total investment securities, at value	138,847		81,148		8,262
Cash	182		184		118
Foreign currency, at value	382		77		2
Deposits at broker for futures contracts	205		—		—
Receivables:
Investment securities sold	8,488		84		—
Fund shares sold	188		176		9
Dividends from non-affiliates	176		65		4
Dividends from affiliates	—	(a)	—	(a)	—
Tax reclaims	217		—		—
Variation margin on futures contracts	11		—		—
Due from Advisor	—		—		3

Total Assets	148,696		81,734		8,398

LIABILITIES:
Payables:
Investment securities purchased	7,807		180		12
Fund shares redeemed	188		40		52
Accrued liabilities:
Investment advisory fees	73		83		—
Shareholder servicing fees	26		—		—
Distribution fees	29		6		3
Custodian and accounting fees	23		21		13
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Transfer agent fees	35		10		8
Registration Fees	1		11		11
Audit fees	35		34		35
Other	19		2		2

Total Liabilities	8,236		387		136

Net Assets	$140,460		$81,347		$8,262

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

	Intrepid European Fund	Latin America Fund	Russia Fund
NET ASSETS:
Paid-in-Capital	$345,981	$88,208	$8,169
Accumulated undistributed (distributions in excess of) net investment income	1,685	59	13
Accumulated net realized gains (losses)	(223,165)	(14,948)	(1,097)
Net unrealized appreciation (depreciation)	15,959	8,028	1,177

Total Net Assets	$140,460	$81,347	$8,262

Net Assets:
Class A	$94,840	$17,490	$4,414
Class B	5,047	—	—
Class C	8,953	3,370	2,955
Institutional Class	16,151	—	—
Select Class	15,469	60,487	893

Total	$140,460	$81,347	$8,262

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	5,301	948	431
Class B	311	—	—
Class C	556	185	296
Institutional Class	880	—	—
Select Class	852	3,253	86

Net Asset Value: (a)
Class A — Redemption price per share	$17.89	$18.46	$10.26
Class B — Offering price per share (b)	16.23	—	—
Class C — Offering price per share (b)	16.11	18.21	9.97
Institutional Class — Offering and redemption price per share	18.35	—	—
Select Class — Offering and redemption price per share	18.15	18.59	10.40
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.88	$19.48	$10.83

Cost of investments in non-affiliates	$122,237	$72,320	$7,085
Cost of investments in affiliates	650	800	— (c)
Cost of foreign currency	381	77	2

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	33

STATEMENTS OF OPERATIONS

For the Period Ended October 31, 2012

(Amounts in thousands)

	Asia Pacific Fund (a)		China Region Fund	India Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$82		$240	$187
Foreign taxes withheld	(6)		(23)	—

Total investment income	76		217	187

EXPENSES:
Investment advisory fees	28		109	186
Administration fees	3		8	13
Distribution fees:
Class A	—	(b)	8	19
Class C	—	(b)	11	28
Shareholder servicing fees:
Class A	—	(b)	8	19
Class C	—	(b)	4	9
Select Class	7		10	9
Custodian and accounting fees	102		178	118
Interest expense to affiliates	—	(b)	— (b)	— (b)
Professional fees	77		72	141
Trustees’ and Chief Compliance Officer’s fees	—	(b)	— (b)	— (b)
Printing and mailing costs	6		4	4
Registration and filing fees	45		32	33
Transfer agent fees	4		19	40
Offering costs	25		—	—
Other	9		7	7

Total expenses	306		470	626

Less amounts waived	(38)		(130)	(220)
Less expense reimbursements	(226)		(169)	(102)

Net expenses	42		171	304

Net investment income (loss)	34		46	(117)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(96)		(162)	(1,453)
Futures	1		—	—
Foreign currency transactions	3		1	(11)
Payment by affiliate	3	(c)	—	—

Net realized gain (loss)	(89)		(161)	(1,464)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	311		654	624
Foreign currency translations	—	(b)	(3)	— (b)

Change in net unrealized appreciation/depreciation	311		651	624

Net realized/unrealized gains (losses)	222		490	(840)

Change in net assets resulting from operations	$256		$536	$(957)

(a)	Commencement of operations was November 30, 2011.
(b)	Amount rounds to less than $1,000.
(c)	See Note 3.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

	Intrepid European Fund	Latin America Fund	Russia Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$— (a)	$— (a)
Dividend income from non-affiliates	3,879	1,810	248
Dividend income from affiliates	2	2	— (a)
Foreign taxes withheld	(251)	(10)	(9)

Total investment income	3,630	1,802	239

EXPENSES:
Investment advisory fees	735	812	115
Administration fees	99	68	8
Distribution fees:
Class A	172	36	10
Class B	41	—	—
Class C	74	26	29
Shareholder servicing fees:
Class A	172	36	10
Class B	14	—	—
Class C	24	8	10
Institutional Class	13	—	—
Select Class	40	150	3
Custodian and accounting fees	203	136	126
Interest expense to affiliates	5	1	1
Professional fees	73	69	74
Trustees’ and Chief Compliance Officer’s fees	1	1	— (a)
Printing and mailing costs	7	9	9
Registration and filing fees	61	35	32
Transfer agent fees	214	49	33
Other	8	6	4

Total expenses	1,956	1,442	464

Less amounts waived	(286)	(128)	(135)
Less expense reimbursements	—	—	(133)

Net expenses	1,670	1,314	196

Net investment income (loss)	1,960	488	43

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(956)	(7,420)	472
Futures	(764)	—	—
Foreign currency transactions	(162)	(117)	(1)

Net realized gain (loss)	(1,882)	(7,537)	471

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	13,498	6,540	(837)
Futures	(34)	—	—
Foreign currency translations	23	(5)	— (a)

Change in net unrealized appreciation/depreciation	13,487	6,535	(837)

Net realized/unrealized gains (losses)	11,605	(1,002)	(366)

Change in net assets resulting from operations	$13,565	$(514)	$(323)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Asia Pacific Fund	China Region Fund
	Period Ended 10/31/2012 (a)	Year Ended 10/31/2012	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$34	$46	$76
Net realized gain (loss)	(89)	(161)	536
Change in net unrealized appreciation/depreciation	311	651	(2,665)

Change in net assets resulting from operations	256	536	(2,053)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(27)	(8)
Class C
From net investment income	—	(1)	—
Select Class
From net investment income	—	(42)	(28)

Total distributions to shareholders	—	(70)	(36)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,209	(1,238)	(1,833)

NET ASSETS:
Change in net assets	3,465	(772)	(3,922)
Beginning of period	—	9,834	13,756

End of period	$3,465	$9,062	$9,834

Accumulated undistributed (distributions in excess of) net investment income	$37	$47	$70

(a)	Commencement of operations was November 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

	India Fund		Intrepid European Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(117)	$(195)	$1,960	$1,974
Net realized gain (loss)	(1,464)	(653)	(1,882)	7,196
Change in net unrealized appreciation/depreciation	624	(4,245)	13,487	(14,728)

Change in net assets resulting from operations	(957)	(5,093)	13,565	(5,558)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(1,865)	(1,341)
Class B
From net investment income	—	—	(179)	(112)
Class C
From net investment income	—	—	(323)	(206)
Institutional Class
From net investment income	—	—	(438)	(277)
Select Class
From net investment income	—	—	(566)	(354)

Total distributions to shareholders	—	—	(3,371)	(2,290)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,048)	(2,506)	21,433	(36,033)

NET ASSETS:
Change in net assets	(2,005)	(7,599)	31,627	(43,881)
Beginning of period	17,714	25,313	108,833	152,714

End of period	$15,709	$17,714	$140,460	$108,833

Accumulated undistributed (distributions in excess of) net investment income	$(65)	$(1)	$1,685	$2,807

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Latin America Fund		Russia Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$488	$626	$43	$(43)
Net realized gain (loss)	(7,537)	(3,739)	471	1,996
Change in net unrealized appreciation/depreciation	6,535	(5,949)	(837)	(5,852)

Change in net assets resulting from operations	(514)	(9,062)	(323)	(3,899)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(19)	—	—	—
Class C
From net investment income	(6)	—	—	—
Select Class
From net investment income	(115)	—	—	—

Total distributions to shareholders	(140)	—	—	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	7,766	25,505	(1,991)	(10,317)

NET ASSETS:
Change in net assets	7,112	16,443	(2,314)	(14,216)
Beginning of period	74,235	57,792	10,576	24,792

End of period	$81,347	$74,235	$8,262	$10,576

Accumulated undistributed (distributions in excess of) net investment income	$59	$(172)	$13	$(42)

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

	Asia Pacific Fund	China Region Fund
	Period Ended 10/31/2012 (a)	Year Ended 10/31/2012	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$222	$789	$1,851
Dividends and distributions reinvested	—	28	8
Cost of shares redeemed	—	(1,433)	(2,024)
Redemption fees	—	—	1

Change in net assets resulting from Class A capital transactions	$222	$(616)	$(164)

Class C
Proceeds from shares issued	$52	$155	$579
Dividends and distributions reinvested	—	1	—
Cost of shares redeemed	—	(661)	(625)
Redemption fees	—	—	— (b)

Change in net assets resulting from Class C capital transactions	$52	$(505)	$(46)

Select Class
Proceeds from shares issued	$2,935	$3,122	$1,667
Dividends and distributions reinvested	—	5	3
Cost of shares redeemed	—	(3,244)	(3,294)
Redemption fees	—	—	1

Change in net assets resulting from Select Class capital transactions	$2,935	$(117)	$(1,623)

Total change in net assets resulting from capital transactions	$3,209	$(1,238)	$(1,833)

SHARE TRANSACTIONS:
Class A
Issued	14	46	93
Reinvested	—	2	1
Redeemed	—	(87)	(105)

Change in Class A Shares	14	(39)	(11)

Class C
Issued	4	10	30
Reinvested	—	— (b)	—
Redeemed	—	(42)	(33)

Change in Class C Shares	4	(32)	(3)

Select Class
Issued	195	180	82
Reinvested	—	— (b)	— (b)
Redeemed	—	(190)	(173)

Change in Select Class Shares	195	(10)	(91)

(a)	Commencement of operations was November 30, 2011.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	India Fund		Intrepid European Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,253	$5,253	$43,680	$5,433
Dividends and distributions reinvested	—	—	1,778	1,264
Cost of shares redeemed	(4,507)	(7,202)	(19,971)	(30,256)
Redemption fees	—	7	—	1

Change in net assets resulting from Class A capital transactions	$(2,254)	$(1,942)	$25,487	$(23,558)

Class B
Proceeds from shares issued	$—	$—	$25	$52
Dividends and distributions reinvested	—	—	166	101
Cost of shares redeemed	—	—	(1,927)	(3,054)
Redemption fees	—	—	—	— (a)

Change in net assets resulting from Class B capital transactions	$—	$—	$(1,736)	$(2,901)

Class C
Proceeds from shares issued	$259	$2,701	$653	$490
Dividends and distributions reinvested	—	—	253	156
Cost of shares redeemed	(1,579)	(3,713)	(3,881)	(6,092)
Redemption fees	—	4	—	— (a)

Change in net assets resulting from Class C capital transactions	$(1,320)	$(1,008)	$(2,975)	$(5,446)

Institutional Class
Proceeds from shares issued	$—	$—	$3,943	$531
Dividends and distributions reinvested	—	—	375	247
Cost of shares redeemed	—	—	(941)	(1,199)
Redemption fees	—	—	—	— (a)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$3,377	$(421)

Select Class
Proceeds from shares issued	$4,654	$2,390	$3,176	$4,323
Dividends and distributions reinvested	—	—	173	88
Cost of shares redeemed	(2,128)	(1,948)	(6,069)	(8,118)
Redemption fees	—	2	—	— (a)

Change in net assets resulting from Select Class capital transactions	$2,526	$444	$(2,720)	$(3,707)

Total change in net assets resulting from capital transactions	$(1,048)	$(2,506)	$21,433	$(36,033)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

	India Fund		Intrepid European Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	165	316	2,788	293
Reinvested	—	—	116	69
Redeemed	(338)	(458)	(1,202)	(1,624)

Change in Class A Shares	(173)	(142)	1,702	(1,262)

Class B
Issued	—	—	2	3
Reinvested	—	—	12	6
Redeemed	—	—	(129)	(179)

Change in Class B Shares	—	—	(115)	(170)

Class C
Issued	20	165	43	29
Reinvested	—	—	18	9
Redeemed	(122)	(239)	(262)	(362)

Change in Class C Shares	(102)	(74)	(201)	(324)

Institutional Class
Issued	—	—	227	27
Reinvested	—	—	24	13
Redeemed	—	—	(55)	(64)

Change in Institutional Class Shares	—	—	196	(24)

Select Class
Issued	330	145	186	227
Reinvested	—	—	11	5
Redeemed	(161)	(121)	(368)	(439)

Change in Select Class Shares	169	24	(171)	(207)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Latin America Fund		Russia Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$12,947	$11,555	$3,287	$5,269
Dividends and distributions reinvested	16	—	—	—
Cost of shares redeemed	(6,166)	(10,350)	(2,629)	(12,467)
Redemption fees	—	12	—	6

Change in net assets resulting from Class A capital transactions	$6,797	$1,217	$658	$(7,192)

Class C
Proceeds from shares issued	$1,452	$2,544	$447	$1,843
Dividends and distributions reinvested	5	—	—	—
Cost of shares redeemed	(1,467)	(2,428)	(2,256)	(2,844)
Redemption fees	—	4	—	3

Change in net assets resulting from Class C capital transactions	$(10)	$120	$(1,809)	$(998)

Select Class
Proceeds from shares issued	$25,435	$35,361	$1,027	$4,690
Dividends and distributions reinvested	5	—	—	—
Cost of shares redeemed	(24,461)	(11,231)	(1,867)	(6,820)
Redemption fees	—	38	—	3

Change in net assets resulting from Select Class capital transactions	$979	$24,168	$(840)	$(2,127)

Total change in net assets resulting from capital transactions	$7,766	$25,505	$(1,991)	$(10,317)

SHARE TRANSACTIONS:
Class A
Issued	688	557	309	380
Reinvested	1	—	—	—
Redeemed	(339)	(529)	(257)	(915)

Change in Class A Shares	350	28	52	(535)

Class C
Issued	78	121	42	141
Reinvested	— (a)	—	—	—
Redeemed	(81)	(123)	(228)	(219)

Change in Class C Shares	(3)	(2)	(186)	(78)

Select Class
Issued	1,404	1,767	93	338
Reinvested	— (a)	—	—	—
Redeemed	(1,282)	(569)	(181)	(611)

Change in Select Class Shares	122	1,198	(88)	(273)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Asia Pacific Fund
Class A
November 30, 2011(f) through October 31, 2012	$15.00	$0.13	$1.09	(g)	$1.22	$16.22	8.13	%(g)

Class C
November 30, 2011(f) through October 31, 2012	15.00	0.05	1.10	(g)	1.15	16.15	7.67	(g)

Select Class
November 30, 2011(f) through October 31, 2012	15.00	0.16	1.10	(g)	1.26	16.26	8.40	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012.
(f)	Commencement of operations.
(g)	An affiliate of JPMorgan will make a payment to the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $1.08, $1.08 and $1.08 for Class A, Class C and Select Class Shares, respectively, and the total return would have been 8.07%, 7.53% and 8.27% for Class A, Class C and Select Class Shares, respectively. (See Note 3)
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earning credits (e)	Portfolio turnover rate* (b)

$233	1.62%	1.81%	13.29%	215%

55	2.21	0.38	11.03	215

3,177	1.46	1.13	10.30	215

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
China Region Fund
Class A
Year Ended October 31, 2012	$16.64	$0.10	(c)	$1.13	$1.23	$(0.14)	$—	$(0.14)	$—
Year Ended October 31, 2011	19.73	0.12	(c)	(3.18)	(3.06)	(0.03)	—	(0.03)	—	(d)
Year Ended October 31, 2010	16.68	0.04	(c)	3.07	3.11	(0.07)	—	(0.07)	0.01
Year Ended October 31, 2009	10.46	0.10	(c)	6.12	6.22	—	—	—	—	(d)
Year Ended October 31, 2008	26.24	0.05	(c)	(15.65)	(15.60)	(0.08)	(0.11)	(0.19)	0.01

Class C
Year Ended October 31, 2012	16.31	—	(c)(d)	1.13	1.13	(0.01)	—	(0.01)	—
Year Ended October 31, 2011	19.41	0.01	(c)	(3.11)	(3.10)	—	—	—	—	(d)
Year Ended October 31, 2010	16.48	(0.07	)(c)	3.04	2.97	(0.05)	—	(0.05)	0.01
Year Ended October 31, 2009	10.38	0.04	(c)	6.06	6.10	—	—	—	—	(d)
Year Ended October 31, 2008	26.15	(0.03	)(c)	(15.59)	(15.62)	(0.05)	(0.11)	(0.16)	0.01

Select Class
Year Ended October 31, 2012	16.75	0.12	(c)	1.15	1.27	(0.18)	—	(0.18)	—
Year Ended October 31, 2011	19.87	0.15	(c)	(3.19)	(3.04)	(0.08)	—	(0.08)	—	(d)
Year Ended October 31, 2010	16.78	0.10	(c)	3.08	3.18	(0.10)	—	(0.10)	0.01
Year Ended October 31, 2009	10.50	0.13	(c)	6.15	6.28	—	—	—	—	(d)
Year Ended October 31, 2008	26.28	(0.03	)(c)	(15.56)	(15.59)	(0.09)	(0.11)	(0.20)	0.01

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.
(e)	Includes interest expense of 0.05%.
(f)	Includes interest expense of 0.06%.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate*

$17.73	7.51%	$3,138	1.98%		0.61%	5.40%	85%
16.64	(15.52)	3,590	2.00		0.59	3.55	83
19.73	18.76	4,479	2.00		0.22	3.89	79
16.68	59.46	4,951	2.00		0.78	5.31	102
10.46	(59.78)	2,305	2.05	(e)	0.30	3.13	122

17.43	6.97	1,441	2.48		(0.01)	5.89	85
16.31	(15.97)	1,875	2.50		0.06	4.05	83
19.41	18.16	2,293	2.50		(0.39)	4.36	79
16.48	58.77	3,078	2.50		0.32	5.51	102
10.38	(59.99)	728	2.56	(f)	(0.15)	3.67	122

17.84	7.78	4,483	1.73		0.70	5.15	85
16.75	(15.35)	4,369	1.75		0.76	3.32	83
19.87	19.08	6,984	1.75		0.55	3.65	79
16.78	59.81	6,877	1.75		1.00	4.93	102
10.50	(59.67)	3,905	1.80	(e)	(0.14)	2.65	122

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (a)
India Fund
Class A
Year Ended October 31, 2012	$14.42	$(0.10	)(c)	$(0.38)	$(0.48)	$—		$13.94	(3.33)%
Year Ended October 31, 2011	17.82	(0.12	)(c)	(3.29)	(3.41)	0.01		14.42	(19.08)
Year Ended October 31, 2010	12.42	(0.11	)(c)	5.50	5.39	0.01		17.82	43.48
Year Ended October 31, 2009	7.90	(0.07	)(c)	4.59	4.52	—	(d)	12.42	57.22
Year Ended October 31, 2008	20.84	(0.17	)(c)	(12.78)	(12.95)	0.01		7.90	(62.09)

Class C
Year Ended October 31, 2012	14.11	(0.16	)(c)	(0.38)	(0.54)	—		13.57	(3.83)
Year Ended October 31, 2011	17.52	(0.20	)(c)	(3.22)	(3.42)	0.01		14.11	(19.46)
Year Ended October 31, 2010	12.27	(0.18	)(c)	5.42	5.24	0.01		17.52	42.79
Year Ended October 31, 2009	7.84	(0.12	)(c)	4.55	4.43	—	(d)	12.27	56.51
Year Ended October 31, 2008	20.79	(0.25	)(c)	(12.71)	(12.96)	0.01		7.84	(62.29)

Select Class
Year Ended October 31, 2012	14.58	(0.05	)(c)	(0.40)	(0.45)	—		14.13	(3.09)
Year Ended October 31, 2011	17.97	(0.06	)(c)	(3.34)	(3.40)	0.01		14.58	(18.86)
Year Ended October 31, 2010	12.49	(0.08	)(c)	5.55	5.47	0.01		17.97	43.88
Year Ended October 31, 2009	7.93	(0.05	)(c)	4.61	4.56	—	(d)	12.49	57.50
Year Ended October 31, 2008	20.87	(0.18	)(c)	(12.77)	(12.95)	0.01		7.93	(62.00)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.
(e)	Includes interest expense of 0.03%.
(f)	Includes interest expense of 0.02%.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
	Ratios to average net assets
Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate*

$6,473	1.98%		(0.75)%	4.14%	45%
9,187	2.00		(0.78)	2.96	41
13,882	2.00		(0.71)	3.59	45
6,613	2.00		(0.72)	4.17	45
4,438	2.03	(e)	(1.17)	2.40	80

3,192	2.48		(1.23)	4.64	45
4,749	2.50		(1.27)	3.46	41
7,200	2.50		(1.24)	4.07	45
3,740	2.50		(1.23)	4.59	45
1,960	2.53	(e)	(1.67)	2.89	80

6,044	1.72		(0.41)	3.91	45
3,778	1.75		(0.39)	2.72	41
4,231	1.75		(0.51)	3.33	45
3,046	1.75		(0.51)	4.00	45
4,608	1.77	(f)	(1.04)	1.99	80

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Intrepid European Fund
Class A
Year Ended October 31, 2012	$16.98	$0.26	(c)(g)	$1.19		$1.45	$(0.54)	$—	$(0.54)	$—
Year Ended October 31, 2011	18.28	0.27	(c)	(1.28	)(e)	(1.01)	(0.29)	—	(0.29)	—	(d)
Year Ended October 31, 2010	17.03	0.18	(c)	1.43		1.61	(0.36)	—	(0.36)	—	(d)
Year Ended October 31, 2009	15.20	0.33	(c)	2.49		2.82	(0.99)	—	(0.99)	—	(d)
Year Ended October 31, 2008	34.64	0.70	(c)	(16.27)		(15.57)	(0.41)	(3.46)	(3.87)	—	(d)

Class B
Year Ended October 31, 2012	15.43	0.22	(c)(g)	1.02		1.24	(0.44)	—	(0.44)	—
Year Ended October 31, 2011	16.63	0.16	(c)	(1.16	)(e)	(1.00)	(0.20)	—	(0.20)	—	(d)
Year Ended October 31, 2010	15.54	0.09	(c)	1.29		1.38	(0.29)	—	(0.29)	—	(d)
Year Ended October 31, 2009	13.92	0.23	(c)	2.27		2.50	(0.88)	—	(0.88)	—	(d)
Year Ended October 31, 2008	32.09	0.53	(c)	(14.95)		(14.42)	(0.29)	(3.46)	(3.75)	—	(d)

Class C
Year Ended October 31, 2012	15.33	0.22	(c)(g)	1.01		1.23	(0.45)	—	(0.45)	—
Year Ended October 31, 2011	16.53	0.16	(c)	(1.16	)(e)	(1.00)	(0.20)	—	(0.20)	—	(d)
Year Ended October 31, 2010	15.43	0.09	(c)	1.30		1.39	(0.29)	—	(0.29)	—	(d)
Year Ended October 31, 2009	13.81	0.24	(c)	2.24		2.48	(0.86)	—	(0.86)	—	(d)
Year Ended October 31, 2008	31.91	0.52	(c)	(14.84)		(14.32)	(0.32)	(3.46)	(3.78)	—	(d)

Institutional Class
Year Ended October 31, 2012	17.42	0.40	(c)(g)	1.17		1.57	(0.64)	—	(0.64)	—
Year Ended October 31, 2011	18.75	0.37	(c)	(1.32	)(e)	(0.95)	(0.38)	—	(0.38)	—	(d)
Year Ended October 31, 2010	17.46	0.27	(c)	1.46		1.73	(0.44)	—	(0.44)	—	(d)
Year Ended October 31, 2009	15.63	0.42	(c)	2.53		2.95	(1.12)	—	(1.12)	—	(d)
Year Ended October 31, 2008	35.44	0.74	(c)	(16.59)		(15.85)	(0.50)	(3.46)	(3.96)	—	(d)

Select Class
Year Ended October 31, 2012	17.24	0.38	(c)(g)	1.12		1.50	(0.59)	—	(0.59)	—
Year Ended October 31, 2011	18.54	0.32	(c)	(1.30	)(e)	(0.98)	(0.32)	—	(0.32)	—	(d)
Year Ended October 31, 2010	17.26	0.23	(c)	1.45		1.68	(0.40)	—	(0.40)	—	(d)
Year Ended October 31, 2009	15.39	0.37	(c)	2.51		2.88	(1.01)	—	(1.01)	—	(d)
Year Ended October 31, 2008	34.98	0.69	(c)	(16.37)		(15.68)	(0.45)	(3.46)	(3.91)	—	(d)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.
(e)	The Advisor reimbursed the Fund for losses incurred from an operational error. There was no impact to net realized and unrealized gains (losses) on investments per share or total return.
(f)	Includes interest expense of 0.01%.
(g)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $0.24, $0.21, $0.21, $0.39 and $0.37 for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.44%, 1.37%, 1.39%, 2.28% and 2.20% for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate*

$17.89	9.04%		$94,840	1.50%		1.54	%(g)	1.74%	297%
16.98	(5.67	)(e)	61,113	1.49		1.45		1.66	360
18.28	9.58		88,859	1.49		1.05		1.66	381
17.03	20.26		116,135	1.51		2.29		1.78	433
15.20	(49.91)		139,208	1.46		2.77		1.46	235

16.23	8.53		5,047	2.00		1.47	(g)	2.26	297
15.43	(6.12	)(e)	6,573	1.99		0.93		2.16	360
16.63	8.98		9,917	1.99		0.57		2.16	381
15.54	19.59		13,262	2.01		1.77		2.28	433
13.92	(50.14)		15,678	1.96		2.28		1.96	235

16.11	8.47		8,953	2.00		1.48	(g)	2.26	297
15.33	(6.13	)(e)	11,605	1.99		0.93		2.16	360
16.53	9.10		17,873	1.99		0.56		2.16	381
15.43	19.60		23,291	2.01		1.81		2.28	433
13.81	(50.15)		28,904	1.96		2.27		1.96	235

18.35	9.63		16,151	1.00		2.37	(g)	1.35	297
17.42	(5.20	)(e)	11,913	1.00		1.96		1.25	360
18.75	10.10		13,271	1.00		1.57		1.27	381
17.46	20.80		34,082	1.01	(f)	2.88		1.39	433
15.63	(49.65)		48,219	1.01	(f)	2.77		1.05	235

18.15	9.27		15,469	1.25		2.29	(g)	1.51	297
17.24	(5.43	)(e)	17,629	1.23		1.71		1.40	360
18.54	9.90		22,794	1.25		1.38		1.42	381
17.26	20.50		36,409	1.26		2.54		1.53	433
15.39	(49.76)		48,741	1.20		2.63		1.20	235

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Latin America Fund
Class A
Year Ended October 31, 2012	$18.88	$0.10	(c)	$(0.49)	$(0.39)	$(0.03)	$—	$(0.03)	$—
Year Ended October 31, 2011	21.43	0.14	(c)	(2.71)	(2.57)	—	—	—	0.02
Year Ended October 31, 2010	16.05	(0.02	)(c)	5.87	5.85	(0.50)	—	(0.50)	0.03
Year Ended October 31, 2009	9.66	0.07	(c)	6.67	6.74	(0.36)	—	(0.36)	0.01
Year Ended October 31, 2008	23.07	0.26	(c)	(13.08)	(12.82)	(0.18)	(0.46)	(0.64)	0.05

Class C
Year Ended October 31, 2012	18.72	0.01	(c)	(0.49)	(0.48)	(0.03)	—	(0.03)	—
Year Ended October 31, 2011	21.35	0.04	(c)	(2.69)	(2.65)	—	—	—	0.02
Year Ended October 31, 2010	16.01	(0.09	)(c)	5.84	5.75	(0.44)	—	(0.44)	0.03
Year Ended October 31, 2009	9.61	0.02	(c)	6.66	6.68	(0.29)	—	(0.29)	0.01
Year Ended October 31, 2008	22.99	0.17	(c)	(13.02)	(12.85)	(0.13)	(0.46)	(0.59)	0.06

Select Class
Year Ended October 31, 2012	18.98	0.13	(c)	(0.48)	(0.35)	(0.04)	—	(0.04)	—
Year Ended October 31, 2011	21.48	0.20	(c)	(2.71)	(2.51)	—	—	—	0.01
Year Ended October 31, 2010	16.06	(0.03	)(c)	5.95	5.92	(0.52)	—	(0.52)	0.02
Year Ended October 31, 2009	9.70	0.12	(c)	6.64	6.76	(0.41)	—	(0.41)	0.01
Year Ended October 31, 2008	23.11	0.30	(c)	(13.12)	(12.82)	(0.18)	(0.46)	(0.64)	0.05

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Includes interest expense of 0.02%.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate*

$18.46	(2.04)%	$17,490	1.86%		0.52%	2.03%	49%
18.88	(11.90)	11,297	1.89		0.71	2.00	53
21.43	37.51	12,218	1.88		(0.10)	2.93	85
16.05	73.15	6,654	1.90		0.63	5.31	96
9.66	(56.81)	2,462	1.92	(d)	1.31	3.61	134

18.21	(2.54)	3,370	2.37		0.05	2.52	49
18.72	(12.32)	3,522	2.39		0.22	2.50	53
21.35	36.80	4,053	2.38		(0.51)	3.44	85
16.01	72.12	2,577	2.40		0.14	5.86	96
9.61	(56.98)	1,017	2.42	(d)	0.88	4.18	134

18.59	(1.85)	60,487	1.61		0.69	1.78	49
18.98	(11.64)	59,416	1.64		0.97	1.76	53
21.48	37.87	41,521	1.55		(0.14)	2.33	85
16.06	73.46	3,536	1.65		1.02	5.26	96
9.70	(56.70)	1,756	1.67	(d)	1.46	3.49	134

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Russia Fund
Class A
Year Ended October 31, 2012	$10.30	$0.07	(c)	$(0.11)	$(0.04)	$—	$—	$—	$—
Year Ended October 31, 2011	12.94	(0.03	)(c)	(2.62)	(2.65)	—	—	—	0.01
Year Ended October 31, 2010	9.60	(0.06	)(c)	3.39	3.33	—	—	—	0.01
Year Ended October 31, 2009	5.39	(0.09	)(c)	4.29	4.20	—	—	—	0.01
Year Ended October 31, 2008	19.43	(0.12	)(c)	(13.33)	(13.45)	(0.02)	(0.60)	(0.62)	0.03

Class C
Year Ended October 31, 2012	10.07	0.01	(c)	(0.11)	(0.10)	—	—	—	—
Year Ended October 31, 2011	12.72	(0.07	)(c)	(2.59)	(2.66)	—	—	—	0.01
Year Ended October 31, 2010	9.48	(0.08	)(c)	3.31	3.23	—	—	—	0.01
Year Ended October 31, 2009	5.35	(0.11	)(c)	4.23	4.12	—	—	—	0.01
Year Ended October 31, 2008	19.36	(0.18	)(c)	(13.26)	(13.44)	— (e)	(0.60)	(0.60)	0.03

Select Class
Year Ended October 31, 2012	10.42	0.11	(c)	(0.13)	(0.02)	—	—	—	—
Year Ended October 31, 2011	13.06	0.03	(c)	(2.68)	(2.65)	—	—	—	0.01
Year Ended October 31, 2010	9.66	(0.04	)(c)	3.43	3.39	—	—	—	0.01
Year Ended October 31, 2009	5.42	(0.06	)(c)	4.30	4.24	(0.01)	—	(0.01)	0.01
Year Ended October 31, 2008	19.53	(0.09	)(c)	(13.44)	(13.53)	(0.01)	(0.60)	(0.61)	0.03

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Includes interest expense of 0.01%.
(e)	Amount rounds to less than $0.01.
(f)	Includes interest expense of 0.02%.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate*

$10.26	(0.39)%	$4,414	1.96%		0.65%	4.87%	41%
10.30	(20.40)	3,909	2.00		(0.20)	2.89	31
12.94	34.79	11,831	2.01	(d)	(0.52)	2.96	58
9.60	78.11	11,027	1.99		(1.27)	3.97	66
5.39	(71.32)	1,034	2.02	(f)	(0.70)	3.57	76

9.97	(0.99)	2,955	2.48		0.10	5.43	41
10.07	(20.83)	4,853	2.51	(d)	(0.58)	3.35	31
12.72	34.18	7,117	2.51	(d)	(0.77)	3.50	58
9.48	77.20	5,169	2.49		(1.66)	4.84	66
5.35	(71.45)	1,288	2.52	(f)	(1.09)	4.02	76

10.40	(0.19)	893	1.73		1.02	4.70	41
10.42	(20.21)	1,814	1.76	(d)	0.25	2.60	31
13.06	35.20	5,844	1.76	(d)	(0.32)	2.72	58
9.66	78.55	6,606	1.75		(0.86)	4.61	66
5.42	(71.33)	2,325	1.77	(f)	(0.56)	3.39	76

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 6 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Asia Pacific Fund	Class A, Class C and Select Class	Non-Diversified
China Region Fund	Class A, Class C and Select Class	Non-Diversified
India Fund	Class A, Class C and Select Class	Non-Diversified
Intrepid European Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified
Latin America Fund	Class A, Class C and Select Class	Non-Diversified
Russia Fund	Class A, Class C and Select Class	Non-Diversified

Prior to July 2, 2012, the Asia Pacific Fund was not publicly offered for investment.

The investment objectives of the Funds are as follows:

The Intrepid European Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

The Asia Pacific Fund seeks to provide long-term capital growth.

The China Region Fund, India Fund, Latin America Fund and Russia Fund will seek long-term capital growth.

The Asia Pacific Fund commenced operations on November 30, 2011. Effective June 28, 2012, the Asia Pacific Fund changed its name from Asia Pacific Focus Fund.

Effective November 1, 2009, Class B Shares of Intrepid European Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’

56	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country or sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Asia Pacific Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$3,328	$—	$3,328

China Region Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$146	$8,752	$—	$8,898

JPMorgan India Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$15,489	$—	$15,489

JPMorgan Intrepid European Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (c)	$1,647	$137,200	$—	$138,847

Depreciation in Other Financial Instruments
Futures Contracts	$(34)	$—	$—	$(34)

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

JPMorgan Latin America Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$—	$1,039	$—	$1,039
Bermuda	679	—	—	679
Brazil	24,109	6,930	—	31,039
Chile	1,701	—	—	1,701
Colombia	1,683	—	—	1,683
Mexico	11,015	9,160	—	20,175
Panama	1,614	—	—	1,614
Peru	3,485	—	—	3,485
United Kingdom	—	1,591	—	1,591
United States	1,769	—	—	1,769

Total Common Stocks	46,055	18,720	—	64,775

Preferred Stocks
Brazil	6,909	8,091	—	15,000
Chile	573	—	—	573

Total Preferred Stocks	7,482	8,091	—	15,573

Short-Term Investment
Investment Company	800	—	—	800

Total Investments in Securities	$54,337	$26,811	$—	$81,148

Russia Fund

	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$192		$261	$—	$453
Consumer Staples	167		1,235	—	1,402
Energy	—		2,083	—	2,083
Financials	61		1,392	—	1,453
Health Care	98		—	—	98
Industrials	—		270	—	270
Materials	—		1,485	—	1,485
Telecommunication Services	—		620	—	620
Utilities	28		140	—	168

Total Common Stocks	546		7,486	—	8,032

Preferred Stocks
Materials	—		84	—	84
Telecommunication Services	—		146	—	146

Total Preferred Stocks	—		230	—	230

Short-Term Investment
Investment Company	—	(d)	—	—	—	(d)

Total Investments in Securities	$546		$7,716	$—	$8,262

(a)	Portfolio holdings designated as Level 2 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.
(b)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of three ADRs. Please refer to the SOI for industry specifics of portfolio holdings.
(c)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash and a common stock. Please refer to the SOI for industry specifics of portfolio holdings.
(d)	Amount rounds to less than $1,000.

58	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

There were no transfers between Levels 1 and 2 during the period ended October 31, 2012.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Russia Fund	Balance as of 10/31/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/12
Investments in Securities
Common Stocks — Consumer Discretionary	$158	$—	$—	$—	$—	$—	$—	$(158)	$—
Common Stocks — Industrials	340	—	—	—	—	—	—	(340)	—
Common Stocks — Information Technology	25	(225)	236	—	—	(36)	—	—	—

Total	$523	$(225)	$236	$—	$—	$(36)	$—	$(498)	$—

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the year.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of October 31, 2012, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Futures Contracts — The Intrepid European Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Intrepid European Fund buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Intrepid European Fund to equity price risk. The Asia Pacific Fund also buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

The table below discloses the volume of the Funds’ futures contracts activity during the period ended October 31, 2012 (amounts in thousands):

	Asia Pacific Fund		Intrepid European Fund
Futures Contracts:
Average Notional Balance Long	$445	(a)	$399
Ending Notional Balance Long	—		1,406

(a)	For the period December 1, 2011 through December 31, 2011.

D. Structured Instruments — The Asia Pacific Fund invests in Structured Instruments that have similar economic characteristics to equity securities. These instruments replicate the performance of an underlying reference asset such as an equity security or market (“reference assets”). The value of these instruments are derived from the price movements of the referenced asset. On maturity date of each instrument, the Fund will receive a payment from the instrument’s issuing entity based on the value of the referenced asset and record a realized gain or loss. The instrument may receive dividends paid in connection with the referenced asset which are recorded as dividend income and are reported under Dividend income from non-affiliates on the Statements of Operations.

Investments in structured instruments generally have the same risks associated with a direct investment in the referenced asset. However, there can be no assurance that structured instruments will trade at the same price or have the same value as the referenced assets. In addition structured instruments may be subject to transfer restrictions and a liquid market may not exist for these instruments. The lack of liquid market may make it difficult to sell the structured instrument or accurately value them. Structured instruments are notes that are issued by banks, broker dealers or their affiliates and typically constitute unsecured contractual obligations of the issuing entity. This subjects the Fund to counterparty risk.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

F. Offering and Organizational Costs — Total offering costs of approximately $27,000 paid in connection with the offering of shares of the Asia Pacific Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and

60	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

regulations that exist in the markets in which they invest. The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported in Deferred India capital gains tax in the accompanying Statements of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has recently enacted rules imposing a tax on indirect transfer of Indian shares, although additional guidance from the Indian tax authorities is awaited. At present, management does not believe that such tax will be applicable to the Funds. However, the Funds’ conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Asia Pacific Fund	$—	(a)	$3	$(3)
China Region Fund	(1)		1	— (a)
India Fund	(66)		53	13
Intrepid European Fund	1		289	(290)
Latin America Fund	—		(117)	117
Russia Fund	—	(a)	12	(12)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to foreign currency gains or losses (Asia Pacific Fund, China Region Fund, India Fund, Intrepid European Fund, Latin America Fund and Russia Fund), passive foreign investment companies (“PFICs”) gains and losses (Asia Pacific Fund, Intrepid European Fund, Latin America Fund and Russia Fund) and net operating loss (India Fund).

L. Redemption Fees — Prior to May 2, 2011, shares of the Funds held for less than 60 days were generally subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees, other than for the Asia Pacific Fund, were paid directly to the applicable Fund and were credited to paid in capital. Effective May 2, 2011, shares of the Funds are no longer subject to a redemption fee regardless of how long such shares have been held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Asia Pacific Fund	0.90	%*
China Region Fund	1.25
India Fund	1.25
Intrepid European Fund	0.65
Latin America Fund	1.00
Russia Fund	1.25

*	Prior to June 28, 2012, the annual rate for Asia Pacific Fund was 1.00%.

The Advisor, on behalf of Asia Pacific Fund, China Region Fund and India Fund, has entered into investment sub-advisory agreements with JF International Management, Inc. (“JFIMI”), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by J.P. Morgan Asset Management Holdings Inc. For its services as sub-advisor, JFIMI receives a portion of the fees payable to the Advisor.

The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Asia Pacific Fund	0.40	%**
China Region Fund	0.60
India Fund	0.60

**	Prior to June 28, 2012, the annual rate for Asia Pacific Fund was 0.50%.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended October 31, 2012, the annual effective rate was 0.09% of the Funds’ average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Asia Pacific Fund	0.25%	n/a	0.75%
China Region Fund	0.25	n/a	0.75
India Fund	0.25	n/a	0.75
Intrepid European Fund	0.25	0.75%	0.75
Latin America Fund	0.25	n/a	0.75
Russia Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended October 31, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Asia Pacific Fund	$—	(a)	$—
China Region Fund	1		—
India Fund	1		1
Intrepid European Fund	3		1
Latin America Fund	12		7
Russia Fund	1		2

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Asia Pacific Fund	0.25%	n/a	0.25%	n/a	0.25%
China Region Fund	0.25	n/a	0.25	n/a	0.25
India Fund	0.25	n/a	0.25	n/a	0.25
Intrepid European Fund	0.25	0.25%	0.25	0.10%	0.25
Latin America Fund	0.25	n/a	0.25	n/a	0.25
Russia Fund	0.25	n/a	0.25	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

62	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Asia Pacific Fund	1.55%	n/a	2.05%	n/a	1.30%
China Region Fund	1.85	n/a	2.35	n/a	1.60
India Fund	1.85	n/a	2.35	n/a	1.60
Intrepid European Fund	1.50	2.00%	2.00	1.00%	1.25
Latin America Fund	1.70	n/a	2.20	n/a	1.45
Russia Fund	1.70	n/a	2.20	n/a	1.45

The expense limitation agreements were in effect for the year ended October 31, 2012 for Intrepid European Fund, for the period June 28, 2012 through October 31, 2012 for Asia Pacific Fund and for the period September 1, 2012 through October 31, 2012 for China Region Fund, India Fund, Latin America Fund and Russia Fund. The contractual expense limitation percentages in the table above are in place until at least February 28, 2013 for Asia Pacific Fund and Intrepid European Fund, and until at least February 28, 2014 for China Region Fund, India Fund, Latin America Fund and Russia Fund.

Prior to June 28, 2012, the contractual expense limitation percentages for Asia Pacific Fund were as follows:

	Class A	Class C	Select Class
Asia Pacific Fund	1.80%	2.30%	1.55%

Prior to September 1, 2012, the contractual expense limitation percentages for China Region Fund, India Fund, Latin America Fund and Russia Fund were as follows:

	Class A	Class C	Select Class
China Region Fund	2.00%	2.50%	1.75%
India Fund	2.00	2.50	1.75
Latin America Fund	1.90	2.40	1.65
Russia Fund	2.00	2.50	1.75

For the period ended October 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers				Contractual Reimbursements
	Investment Advisory	Administration	Shareholder Servicing	Total
Asia Pacific Fund	$28	$3	$7	$38	$226
China Region Fund	109	8	13	130	169
India Fund	186	13	21	220	102
Intrepid European Fund	194	76	14	284	—
Latin America Fund	29	16	79	124	—
Russia Fund	115	8	12	135	133

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the period ended October 31, 2012 were as follows (amounts in thousands):

Intrepid European Fund	$2
Latin America Fund	4

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended October 31, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the period ended October 31, 2012, the Intrepid European Fund incurred brokerage commissions with broker-dealers affiliated with the Advisor of approximately $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

An affiliate of JPMorgan will make a payment to the Asia Pacific Fund of approximately $3,000 relating to an operational error.

4. Investment Transactions

During the period ended October 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Asia Pacific Fund	$9,746	$6,634
China Region Fund	7,486	8,890
India Fund	6,701	7,904
Intrepid European Fund	351,280	333,699
Latin America Fund	46,610	36,688
Russia Fund	3,710	5,272

During the period ended October 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Pacific Fund	$3,039	$306	$17	$289
China Region Fund	7,207	1,844	153	1,691
India Fund	15,522	1,176	1,209	(33)
Intrepid European Fund	124,544	15,069	766	14,303
Latin America Fund	73,447	11,150	3,449	7,701
Russia Fund	7,980	1,757	1,475	282

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of PFICs (Asia Pacific Fund, Latin America Fund and Russia Fund) and wash sale loss deferrals.

The tax character of distributions paid during the fiscal period ended October 31, 2012 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
China Region Fund	$70	$70
Intrepid European Fund	3,371	3,371
Latin America Fund	140	140

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
China Region Fund	$36	$36
Intrepid European Fund	2,290	2,290

64	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

As of October 31, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Asia Pacific Fund	$45	$(78)	$289
China Region Fund	48	(13,626)	1,691
India Fund	—	(22,355)	(37)
Intrepid European Fund	1,694	(221,518)	14,311
Latin America Fund	63	(14,625)	7,701
Russia Fund	55	(244)	283

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation (China Region Fund, Intrepid European Fund and Russia Fund), mark to market of PFICs (Asia Pacific Fund, China Region Fund, Latin America Fund and Russia Fund), late-year loss deferrals (India Fund) and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2012, the following Funds had post-enactment net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Asia Pacific Fund	$78	$—
China Region Fund	303	—
India Fund	122	1,215
Intrepid European Fund	3,199	1,014
Latin America Fund	2,196	5,216

As of October 31, 2012, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2015	2016	2017	2018	2019	Total
China Region Fund	$—	$11,350	$1,973	$—	$—	$13,323
India Fund	33	13,292	7,113	4	576	21,018
Intrepid European Fund	—	118,396	98,909	—	—	217,305
Latin America Fund	—	1,454	2,277	—	3,482	7,213
Russia Fund	—	—	244	—	—	244

During the period ended October 31, 2012, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

Russia Fund	$56

Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the period ended October 31, 2012, the following Fund deferred to November 1, 2012 late year ordinary losses as follows (amounts in thousands):

Late Year Ordinary Loss
India Fund	$64

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2012, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for each of the China Region Fund and Latin America Fund.

In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of certain of the Funds as follows:

J.P. Morgan Investor Funds
Latin America Fund	54.2%

Additionally, the Advisor owns a significant portion of the outstanding shares of the Asia Pacific Fund.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2012, substantially all of the Funds’ net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of October 31, 2012, the Asia Pacific Fund invested approximately 23.8% of its total investments in issuers in Australia.

As of October 31, 2012, the Intrepid European Fund invested approximately 35.2% of its total investments in issuers in the United Kingdom.

China Region Fund

Investing in securities of “China Region companies” may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China Region companies are those that are organized under the laws of, or have a principal office in, the People’s Republic of China (including Hong Kong and Macau) (“China”), or Taiwan; the principal securities market for which is China or Taiwan; that derive at least 50% of its total revenues or profits from goods or services that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities.

At October 31, 2012, the Fund had 39.7%, 34.2% and 24.5% of its total investments invested in China, Hong Kong and Taiwan, respectively.

India Fund

Investing in securities of Indian companies may include certain risks typically not associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from India’s undeveloped securities markets.

Latin America Fund

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments. At October 31, 2012, the Fund had 56.7% and 24.9% of its total investments invested in Brazil and Mexico, respectively.

Russia Fund

Investing in securities of Russian companies may include certain risks typically not associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from Russia’s undeveloped securities markets. At October 31, 2012, the Fund had 22.6% of its total investments in the Oil, Gas & Consumable Fuels industry.

66	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Asia Pacific Fund, JPMorgan China Region Fund, JPMorgan India Fund, JPMorgan Intrepid European Fund, JPMorgan Latin America Fund and JPMorgan Russia Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan China Region Fund, JPMorgan India Fund, JPMorgan Intrepid European Fund, JPMorgan Latin America Fund and JPMorgan Russia Fund (each a separate Fund of JPMorgan Trust I) at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and the financial position of JPMorgan Asia Pacific Fund (a separate Fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period November 30, 2011 (commencement of operations) through October 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2012

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	67

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	168	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	168	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	168	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	168	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	168	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	168	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	168	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	168	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	168	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

68	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	168	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	168	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	168	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	168	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Messrs. Armstrong, Reid, and Spalding are retiring from the Board of Trustees effective December 31, 2012. The other Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (168 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	69

TRUSTEES

(Unaudited) (continued)

In order to fill the vacancies created by the retirement of Messrs. Reid, Armstrong, and Spalding effective December 31, 2012, the Board appointed Mary E. Martinez and Mitchell M. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013. Information about Ms. Martinez, Mr. Merin, and Ms. Pardo is set forth below:

Name (Year of Birth)	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years

Mary E. Martinez (1960)	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Mitchell M. Merin (1953)	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

Marian U. Pardo* (1946)	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

*	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she will irrevocably waive effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which will end on January 1, 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

70	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.
**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	71

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2012, and continued to hold your shares at the end of the reporting period, October 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Asia Pacific Fund
Class A
Actual	$1,000.00	$981.20	$7.87	1.58%
Hypothetical	1,000.00	1,017.19	8.01	1.58
Class C
Actual	1,000.00	978.80	10.59	2.13
Hypothetical	1,000.00	1,014.43	10.79	2.13
Select Class
Actual	1,000.00	982.50	6.88	1.38
Hypothetical	1,000.00	1,018.20	7.00	1.38

China Region Fund
Class A
Actual	1,000.00	1,019.60	9.90	1.95
Hypothetical	1,000.00	1,015.33	9.88	1.95
Class C
Actual	1,000.00	1,016.30	12.42	2.45
Hypothetical	1,000.00	1,012.82	12.40	2.45
Select Class
Actual	1,000.00	1,020.60	8.63	1.70
Hypothetical	1,000.00	1,016.59	8.62	1.70

India Fund
Class A
Actual	1,000.00	1,058.50	10.09	1.95
Hypothetical	1,000.00	1,015.33	9.88	1.95
Class C
Actual	1,000.00	1,056.00	12.66	2.45
Hypothetical	1,000.00	1,012.82	12.40	2.45

72	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

	Beginning Account Value, May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
India Fund (continued)
Select Class
Actual	$1,000.00	$1,060.00	$8.75	1.69%
Hypothetical	1,000.00	1,016.64	8.57	1.69

Intrepid European Fund
Class A
Actual	1,000.00	1,023.50	7.63	1.50
Hypothetical	1,000.00	1,017.60	7.61	1.50
Class B
Actual	1,000.00	1,020.80	10.16	2.00
Hypothetical	1,000.00	1,015.08	10.13	2.00
Class C
Actual	1,000.00	1,020.30	10.16	2.00
Hypothetical	1,000.00	1,015.08	10.13	2.00
Institutional Class
Actual	1,000.00	1,026.30	5.09	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00
Select Class
Actual	1,000.00	1,024.30	6.36	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25

Latin America Fund
Class A
Actual	1,000.00	962.50	9.03	1.83
Hypothetical	1,000.00	1,015.94	9.27	1.83
Class C
Actual	1,000.00	959.90	11.48	2.33
Hypothetical	1,000.00	1,013.42	11.79	2.33
Select Class
Actual	1,000.00	963.20	7.80	1.58
Hypothetical	1,000.00	1,017.19	8.01	1.58

Russia Fund
Class A
Actual	1,000.00	924.30	9.14	1.89
Hypothetical	1,000.00	1,015.63	9.58	1.89
Class C
Actual	1,000.00	921.40	11.69	2.42
Hypothetical	1,000.00	1,012.97	12.25	2.42
Select Class
Actual	1,000.00	925.30	8.13	1.68
Hypothetical	1,000.00	1,016.69	8.52	1.68

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	73

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds and sub-advisory agreements for the Asia Pacific Fund, China Region Fund and India Fund, whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s

74	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, securities lending and other related services. The Trustees also considered that the Funds are not currently engaged in securities lending.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has, or has agreed to, put in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds which had at least one full year of performance at the time of review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one- and three-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	75

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the performance of the Asia Pacific Fund since its inception on November 30, 2011 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable. The Trustees also noted that effective June 28, 2012, the Fund changed its name, portfolio management team, investment strategies and lowered its expense caps and investment advisory and sub-advisory fees.

The Trustees noted that the China Region Fund’s performance was in the fifth and third quintiles for Class A shares, and in the fourth and third quintiles for Select Class shares for the one- and three-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the India Fund’s performance was in the second quintile for Class A shares, and in the first and second quintiles for Select Class shares for the one- and three-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid European Fund’s performance was in the fourth quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2011, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Latin America Fund’s performance was in the second and first quintiles for both Class A and Select

Class shares for the one- and three-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Russia Fund’s performance was in the fifth and first quintiles for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees also considered that effective September 1, 2012, the Advisor would reduce the expense caps for the China Region Fund, India Fund, Latin American Fund and Russia Fund. In addition, the Trustees noted that effective June 28, 2012, the Advisor reduced the advisory fees, sub-advisory fees and expense caps for the Asia Pacific Fund. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Asia Pacific Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the fifth and fourth quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the China Region Fund’s net advisory fee for both Class A and Select Class shares was in the first

76	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

quintile, and that the actual total expenses for both Class A and Select Class shares were in the fifth quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the India Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the fifth quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid European Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the third and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Latin America Fund’s net advisory fee for Class A and Select Class shares was in the third and fourth quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the fifth quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Russia Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the fifth quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

OCTOBER 31, 2012	J.P. MORGAN COUNTRY/REGION FUNDS	77

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
China Region Fund	$70
Intrepid European Fund	3,371

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2012, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Asia Pacific Fund	$76	$6
China Region Fund	218	23
Intrepid European Fund	3,556	237
Latin America Fund	1,800	10
Russia Fund	222	9

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2012. These shareholders will receive more detailed information along with their 2012 Form 1099-DIV.

78	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2012

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. October 2012.	AN-INTEQ-CO-1012

Annual Report

J.P. Morgan SMA Funds

October 31, 2012

JPMorgan International Value SMA Fund

JPMorgan Tax Aware Real Return SMA Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 26, 2012 (Unaudited)

Dear Shareholder:

Global equity markets continued to seesaw against an uncertain macroeconomic and geopolitical backdrop. In the U.S., improving economic data has been overshadowed by the pending “fiscal cliff.” Concerns about a potential economic “hard landing” in China remain, while escalating tension in the Middle East recently resulted in a conflict between Israel and Hamas, exacerbating fears about the stability of the region. Europe’s debt crisis continues and global equity prices have fluctuated with investors’ changing perception about the viability of corrective actions taken by the European Central Bank.

“The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors.”

Despite these sharp swings in market momentum, stocks in most parts of the world posted positive returns for the twelve months ended October 31, 2012. Accommodative monetary policies have been a significant catalyst for the positive returns for stocks during the past year and continue to keep yields at historically low levels. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging markets debt in search of higher yielding securities. Higher demand for these securities as well as positive fundamentals led to positive returns for high yield bonds and emerging markets debt during the 12 months ended October 31, 2012.

U.S. Treasury Yields Remain Low while U.S. Stocks Outperform

Real yields are negative on many parts of the yield curve, meaning that the payment that investors will receive from these bonds is less than the expected rate of inflation. Holders of these securities are willing to see the purchasing power of their money decline in order to access the perceived safety of U.S. Treasury securities, likely a reflection of the elevated level of uncertainty among investors. The yield for 10-year U.S. Treasury securities ended October 2012 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 2.9%, respectively.

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended

October 31, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks, which were weighed down by Europe’s ongoing debt crisis and concerns about an economic “hard landing” in China.

Emerging Markets: An Evolving Asset Class

While the Chinese economy rightfully commands a large amount of attention from emerging markets investors, the asset class encompasses a wide range of countries with diverse cultural and political standards and evolving industries. Changes to local political administrations and economic policies can alter the investment landscape of an emerging market. For example, recently elected Mexican president Pena Nieto has pledged to focus on energy, labor and tax reforms, which has attracted more foreign investors who welcome the proposed business-friendly changes. On the other side of the spectrum, Russia’s recent presidential election has elevated geopolitical risk and therefore lowered the willingness of investors to invest in local Russian companies.

The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors. The volatility and differences in emerging markets can also create attractive investment opportunities for active managers with the resources in place to monitor disparate emerging economies and the companies that operate in them.

Emerging markets securities can be a valuable tool for investors as they construct their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2012	J.P. MORGAN SMA FUNDS	1

A MESSAGE FROM GARY J. MADICH, CFA

Global Chief Investment Officer for J.P. Morgan Asset Management’s Global Fixed Income Group

DECEMBER 7, 2012 (Unaudited)

Flows into bond funds remain strong. Investors still seem to be drawn to the perception of bonds’ relative safety versus other investments and continue to allocate assets to fixed income securities given the uncertainty prevalent in today’s marketplace. While we believe that bonds play an essential role in any well-diversified portfolio, we would like to take this opportunity to remind you about the risks associated with bond funds and the importance of diversification.

Bond prices generally decrease as interest rates rise and increase as interest rates fall. Currently, interest rates are at very low levels and most fixed income portfolios would be negatively impacted in an environment where interest rates may increase, as the fixed income securities held in the portfolios would likely decrease in value. This is a broad risk that applies to most portfolios of bonds across the spectrum of the fixed income market. Bond portfolios comprised mostly of municipal bonds share this risk and also carry other risks specific to the nature of their asset class.

The ability of states and municipalities to repay their debt could be hindered by unfavorable local economic or political events. Acknowledging the challenges facing many states and municipalities, our strategic and tactical mutual fund positions maintain a preference for an up in quality bias in an effort to actively manage our credit exposures, liquidity, and volatility levels. The portfolio management teams continue to focus on fundamental security selection and credit analyses in the construction of our portfolios. In addition, we are assessing the impact that potential changes to U.S. tax policies may have on our portfolios and will make any necessary adjustments. However, it is important to note that, given their inherent geographic concentration, state-specific municipal bond funds may experience a disproportionately negative impact as a result of unfavorable economic or political developments in the state or region where the funds are primarily invested.

While we certainly believe that municipal bond funds are a valuable tool for many investors, the risks associated with these funds serve as a reminder about the importance of a well-diversified portfolio. We believe that the best way to manage against a variety of risks is to proactively build a well-diversified portfolio that may be able to withstand and benefit from a variety of future outcomes1.

On behalf of the Funds’ fixed income portfolio management team,

Gary J. Madich, CFA

[1]	Diversification does not guarantee investment returns and does not eliminate the risk of loss.

2	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2012

JPMorgan International Value SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund*	2.28%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	4.44%

Net Assets as of 10/31/2012 (In Thousands)	$201,942

INVESTMENT OBJECTIVE

The JPMorgan International Value SMA Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities**.

The Fund was established to implement the International Value separately managed account strategy, and to hold common shares of companies that were deemed attractive but were not accessible as American Depository Receipts (ADRs).

HOW DID THE MARKET PERFORM?

The debt crisis in Europe continued to be a major source of uncertainty in capital markets. Global equity prices rose and fell with investors’ changing perception about the viability of actions taken by the European Central Bank to curb the crisis. Escalating political and social unrest in the Middle East and concerns about a hard economic landing in China also weighed on investor sentiment during the reporting period. Despite these concerns, international stocks posted positive returns during the reporting period as the MSCI EAFE Index (net of foreign withholding taxes) gained 4.61% for twelve months ended October 31, 2012. International value stocks, as measured by the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”), underperformed the broader international stock index, returning 4.44% for the twelve months ended October 31, 2012.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund underperformed the Benchmark for the twelve months ended October 31, 2012. Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Samsung Electronics Co., Ltd. and Hon Hai Precision Industry Co., Ltd. Shares of semiconductor, electronics and communications-equipment provider Samsung Electronics Co., Ltd. benefited as the company’s earnings were bolstered by robust sales for its smart phones and a turnaround in its display business. Shares of Hon Hai Precision Industry Co., Ltd., increased as revenues continued to grow, bolstered by strong sales of Apple products. Apple Inc. is the largest client of the Taiwanese consumer electronics contract manufacturer.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Mitsubishi Electric Corp., Deutsche Boerse AG and UniCredit S.p.A. Mitsubishi Electric Corp. is a Japanese electronics maker. The stock declined as orders for factory automation equipment slowed and the company was prohibited from bidding on state contracts after the Japanese government accused the company of overcharging for its products. Shares of Italian financial services company UniCredit S.p.A. declined as the ongoing European sovereign debt crisis and more stringent capital requirements forced the company to raise more capital.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for stocks that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the stock to realize its inherent value.

OCTOBER 31, 2012	J.P. MORGAN SMA FUNDS	3

JPMorgan International Value SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Volkswagen AG, (Germany)	5.4%
2.	Nordea Bank AB, (Sweden)	4.7
3.	Kingfisher plc, (United Kingdom)	4.6
4.	Swiss Re AG, (Switzerland)	4.3
5.	Japan Tobacco, Inc., (Japan)	4.2
6.	Solvay S.A., (Belgium)	4.2
7.	Telenor ASA, (Norway)	4.2
8.	Sodexo, (France)	4.1
9.	Samsung Electronics Co., Ltd., (South Korea)	3.8
10.	Deutsche Boerse AG, (Germany)	3.6

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	25.1%
France	13.5
Germany	9.0
United Kingdom	7.7
Netherlands	5.9
Sweden	4.7
Switzerland	4.3
Belgium	4.2
Norway	4.2
Hong Kong	3.9
South Korea	3.8
Spain	3.2
Finland	2.9
China	2.9
Canada	2.5
South Africa	1.1
Australia	1.1

*	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
INTERNATIONAL VALUE SMA FUND	8/17/07	2.28%	(5.32)%	(3.41)%

LIFE OF FUND PERFORMANCE (8/17/07 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 17, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Value SMA Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Index from August 17, 2007 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Lipper International Large-Cap Value Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2012	J.P. MORGAN SMA FUNDS	5

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund	6.24%
Barclays Competitive Intermediate Municipal (1-17 Year) Maturities Index	7.01%
Composite Benchmark**	7.61%

Net Assets as of 10/31/2012 (In Thousands)	$39,681

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return SMA Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

INVESTMENT APPROACH

The Fund was established to implement the Tax Aware Real Return separately managed account strategy. The Fund uses zero-coupon inflation-swaps (“inflation swaps”) in combination with tax-exempt municipal bonds to create a synthetic portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that result from macroeconomic or technical factors.

HOW DID THE MARKET PERFORM?

In most parts of the world, central banks continued their efforts to stimulate economic growth with accommodative policies. The U.S. Federal Open Market Committee extended its $400 billion “Operation Twist” program through the end of 2012 and announced an additional round of quantitative easing in September. Meanwhile, in June, European leaders agreed to ease repayment rules for emergency loans to Spanish banks and relax conditions on potential help for Italy, increasing optimism that Europe’s debt crisis may be contained. In the municipal bond market, interest rates remained at historically low levels and the volume of new debt issuances by states and municipalities was low. Demand for municipal bonds remained strong during the reporting period, which helped support a positive technical environment. Lower-quality tax-free fixed income securities outperformed higher-quality securities as investors reached for yield given the low level of interest rates. The Barclays Competitive Intermediate Municipal (1-17 Year) Maturities Index (the “Municipal Securities Benchmark”) returned 7.01% for the twelve months ended October 31, 2012.

Inflation, as measured by the CPI-U, increased during the reporting period, while improving economic data caused investors’ expectations for future inflation to increase across most parts of the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time). 5-, 10-, 20- and 30-year maturity inflation swaps also increased during the twelve months ended October 31, 2012. 2-year maturity inflation swaps posted a negative return during the reporting period.

HOW DID THE FUND PERFORM?

While the Fund posted a positive absolute return, it underperformed the Municipal Securities Benchmark and its Composite Benchmark for the twelve months ended October 31, 2012. The Fund’s fixed income investments were allocated primarily among high-quality general obligation bonds, pre-refunded bonds (bonds that are secured with U.S. government securities) and essential-service revenue bonds. The Fund’s underperformance versus the Municipal Securities Benchmark and the Composite Benchmark was mainly due to this preference for high-quality municipal bond securities as improving U.S. economic data supported investors’ appetite for risk during the reporting period and helped lower-quality municipal bonds outperform.

Over the reporting period, the Fund’s exposure to inflation swaps benefited the Fund’s absolute performance as inflation expectations increased across most of the yield curve. However, the Fund’s overall underweight versus the Barclays Capital Inflation Swap 5 Year Zero Coupon Index detracted from relative performance versus the Composite Benchmark. The Fund’s exposure to shorter-dated inflation swaps detracted

6	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2012

from relative performance as short-maturity inflation expectations lagged the broader rally as a result of a decline in the price of crude oil futures. However, the Fund’s exposure to longer inflation swaps contributed to relative performance versus the Composite Benchmark as longer-dated inflation swaps outperformed amid a strong equity market rally, more favorable economic data and generally improved financial conditions.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its quality bias, as the Fund’s portfolio managers preferred higher-quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve.

**	The Fund’s Composite Benchmark is determined by adding the return of the Barclays Competitive Intermediate (1-17 Year) Maturities Index and the Barclays Inflation Swap 5 Year Zero Coupon Index.

PORTFOLIO COMPOSITION****
Municipal Bonds	97.6%
Short-Term Investment	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The return of the Fund’s Composite Benchmark is determined by adding the return of the Barclays Competitive Intermediate (1-17 Year) Maturities Index and the Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2012	J.P. MORGAN SMA FUNDS	7

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
TAX AWARE REAL RETURN SMA FUND	5/31/07
Before Taxes		6.24%	5.08%	5.26%
After Taxes on Distributions		6.04	5.04	5.22
After Taxes on Distributions and Sale of Fund Shares		4.72	4.77	4.94

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (5/31/07 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Tax Aware Real Return SMA Fund, the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index from May 31, 2007 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index, and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Competitive Intermediate Municipal (1–17 Year) Maturities

Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the return of the Barclays Competitive Intermediate (1–17 Year) Maturities Index and the Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2012

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 92.2%
	Australia — 1.1%
468	Goodman Group (m)	2,150

	Belgium — 4.1%
69	Solvay S.A. (m)	8,277

	Canada — 2.4%
219	First Quantum Minerals Ltd. (m)	4,917

	China — 2.8%
1,334	China Shenhua Energy Co., Ltd., Class H (m)	5,650

	Finland — 2.8%
89	Ruukki Group OYJ (a) (m)	57
526	UPM-Kymmene OYJ (m)	5,648

		5,705

	France — 13.1%
165	Cie de St-Gobain (m)	5,820
75	Lafarge S.A. (m)	4,390
126	Renault S.A. (m)	5,648
104	Sodexo (m)	7,988
251	Suez Environnement Co. (m)	2,663

		26,509

	Germany — 3.6%
132	Deutsche Boerse AG (m)	7,151

	Hong Kong — 3.8%
1,368	China Overseas Land & Investment Ltd. (m)	3,562
2,306	Sino Land Co., Ltd. (m)	4,114

		7,676

	Japan — 24.5%
194	Asahi Group Holdings Ltd. (m)	4,423
184	Bridgestone Corp. (m)	4,305
52	East Japan Railway Co. (m)	3,555
1,043	Fujitsu Ltd. (m)	4,013
118	Japan Airlines Co., Ltd. (a) (m)	5,593
300	Japan Tobacco, Inc. (m)	8,298
463	Kirin Holdings Co., Ltd. (m)	5,812
620	Marubeni Corp. (m)	4,018
343	Mitsui & Co., Ltd. (m)	4,838
303	Yamato Holdings Co., Ltd. (m)	4,610

		49,465

SHARES	SECURITY DESCRIPTION	VALUE($)

	Netherlands — 5.7%
150	European Aeronautic Defence and Space Co. N.V. (m)	5,329
169	Unilever N.V., CVA (m)	6,206

		11,535

	Norway — 4.1%
415	Telenor ASA (m)	8,167

	South Africa — 1.1%
660	African Bank Investments Ltd. (m)	2,234

	South Korea — 3.7%
6	Samsung Electronics Co., Ltd. (m)	7,533

	Spain — 3.1%
1,217	Iberdrola S.A. (m)	6,301

	Sweden — 4.6%
1,021	Nordea Bank AB (m)	9,280

	Switzerland — 4.2%
122	Swiss Re AG (a) (m)	8,439

	United Kingdom — 7.5%
1,935	Kingfisher plc (m)	9,059
142	SABMiller plc (m)	6,090

		15,149

	Total Common Stocks (Cost $172,556)	186,138

Preferred Stock — 5.2%
	Germany — 5.2%
51	Volkswagen AG (m) (Cost $5,840)	10,536

	Total Investments — 97.4% (Cost $178,396)	196,674
	Other Assets in Excess of Liabilities — 2.6%	5,268

	NET ASSETS — 100.0%	$201,942

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SMA FUNDS	9

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Beverages	8.3%
Automobiles	8.2
Diversified Financial Services	4.8
Commercial Banks	4.7
Specialty Retail	4.6
Trading Companies & Distributors	4.5
Insurance	4.3
Tobacco	4.2
Chemicals	4.2
Diversified Telecommunication Services	4.2
Hotels, Restaurants & Leisure	4.1
Real Estate Management & Development	3.9
Semiconductors & Semiconductor Equipment	3.8
Electric Utilities	3.2

INDUSTRY	PERCENTAGE
Food Products	3.2%
Building Products	3.0
Oil, Gas & Consumable Fuels	2.9
Paper & Forest Products	2.9
Airlines	2.8
Aerospace & Defense	2.7
Metals & Mining	2.5
Air Freight & Logistics	2.3
Construction Materials	2.2
Auto Components	2.2
Computers & Peripherals	2.0
Road & Rail	1.8
Multi-Utilities	1.4
Real Estate Investment Trusts (REITs)	1.1

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
9	TOPIX Index	12/13/12	$836	$—	(h)
42	Euro STOXX 50	12/21/12	1,363	14
14	FTSE 100 Index	12/21/12	1,302	(3)

				$11

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2012

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — 97.3% (t)
	Alaska — 0.3%
	General Obligation — 0.3%
100	Matanuska-Susitna Borough School Board, Series A, GO, NATL-RE, 5.250%, 04/01/15 (p)	112

	Arizona — 1.0%
	General Obligation — 0.7%
150	City of Scottsdale, GO, 5.000%, 07/01/21	191
85	Maricopa County Elementary, School District No. 38, Madison Elementary School Improvement Project of 2004, Series B, GO, NATL-RE, 5.000%, 07/01/16	97

		288

	Transportation — 0.3%
90	Arizona State Transportation Board, Series B, Rev., 5.000%, 07/01/13	93

	Total Arizona	381

	California — 3.4%
	Education — 0.3%
60	California Educational Facilities Authority, Pomona College, Series A, Rev., 5.000%, 01/01/18	73
50	University of California, Series C, Rev., NATL-RE, 4.750%, 05/15/13 (p)	52

		125

	General Obligation — 2.2%
200	Los Angeles Unified School District, Election of 2002, Series A, GO, AGM, 5.000%, 07/01/13 (p)	206
175	San Ramon Valley Unified School District, 2002 Election, GO, AGM, 5.250%, 08/01/14 (p)	190
375	State Center Community College District, GO, 5.000%, 08/01/25	456

		852

	Other Revenue — 0.3%
75	Golden West Schools Financing Authority, Series A, Rev., NATL-RE, 5.800%, 02/01/20	91
25	Golden West Schools Financing Authority, Beverly Hills Unified School District, Rev., NATL-RE, FGIC, 5.250%, 08/01/23	32

		123

	Prerefunded — 0.6%
30	El Monte Union High School District, 2002 Election, Series B, GO, NATL-RE, 5.000%, 03/01/15 (p)	33

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — Continued
80	Golden State Tobacco Securitization Corp., Series A-1, Rev., 6.750%, 06/01/13 (p)	83
30	Pasadena Unified School District, Election 1997, Series D, GO, NATL-RE, 4.500%, 05/01/13 (p)	31
100	Redondo Beach Unified School District, Election of 2000, GO, AGM, 5.750%, 08/01/13 (p)	106

		253

	Total California	1,353

	Colorado — 2.7%
	General Obligation — 1.0%
305	Jefferson County School District R-1, GO, 5.000%, 12/15/22	386

	Other Revenue — 1.5%
500	Colorado Water Resources & Power Development Authority, Revolving Fund, Series A, Rev., 5.250%, 09/01/16	589

	Special Tax — 0.2%
100	City of Grand Junction, Rev., 5.000%, 03/01/13	102

	Total Colorado	1,077

	Connecticut — 5.7%
	General Obligation — 4.4%
150	City of New Britain, GO, AGM, 5.000%, 04/15/17	178
250	State of Connecticut, Series E, GO, 5.000%, 12/15/16	293
100	Town of New Canaan, Series B, GO, 5.000%, 04/01/20	123
500	Town of Stratford, Series B, GO, 4.000%, 08/01/17	569
200	Town of Trumbull, GO, 5.000%, 09/15/16	233
135	Town of West Hartford, Series A, GO, 5.000%, 07/01/18	166
200	Town of Wilton, GO, 5.000%, 01/15/13	202

		1,764

	Prerefunded — 1.3%
500	Town of Plainville, GO, NATL-RE, FGIC, 5.000%, 12/01/12 (p)	502

	Total Connecticut	2,266

	District of Columbia — 0.7%
	Education — 0.3%
100	District of Columbia, Georgetown University, Series A, Rev., AMBAC, 5.000%, 04/01/16	112

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SMA FUNDS	11

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — 0.0% (g)
20	District of Columbia, Series C, GO, AGM, 5.000%, 06/01/15	22

	Other Revenue — 0.4%
135	Washington Metropolitan Area Transit Authority, Series A, Rev., 5.000%, 07/01/18	163

	Total District of Columbia	297

	Florida — 2.7%
	General Obligation — 1.5%
500	Florida State Board of Education, Public Education, Capital Outlay, Series D, GO, 5.000%, 06/01/25	607

	Other Revenue — 0.8%
185	Florida State Department of Transportation, Series A, Rev., 4.000%, 07/01/18	214
80	Polk County, Public Facilities Authority, Rev., NATL-RE, 5.000%, 12/01/18	89

		303

	Transportation — 0.3%
125	Florida State Turnpike Authority, Series C, Rev., 5.000%, 07/01/13 (p)	130

	Water & Sewer — 0.1%
25	Seminole County, Water & Sewer, Rev., 5.000%, 10/01/18	28

	Total Florida	1,068

	Georgia — 5.2%
	Certificate of Participation/Lease — 0.5%
225	Metropolitan Atlanta Rapid Transit Authority, Second Indenture Series, COP, NATL-RE, 5.000%, 01/01/13 (p)	227

	General Obligation — 1.1%
50	Augusta Georgia, GO, 4.000%, 10/01/14	53
200	Henry County School District, GO, 4.000%, 08/01/13	206
150	State of Georgia, Series D, GO, 5.250%, 10/01/15	171

		430

	Other Revenue — 3.4%
625	County of Columbia, Water & Sewerage, Rev., 4.000%, 06/01/17	713
250	DeKalb County, Water & Sewer, Series B, Rev., 5.250%, 10/01/26	326
250	Henry County, Water & Sewerage Authority, Rev., 5.000%, 02/01/26	306

		1,345

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 0.2%
60	Jackson County Water & Sewer Authority, Series A, Rev., XLCA, 5.250%, 09/01/21	70

	Total Georgia	2,072

	Hawaii — 0.9%
	General Obligation — 0.9%
300	State of Hawaii, Unrefunded Balance, Series DR, GO, 5.000%, 06/01/18	366

	Idaho — 0.1%
	Water & Sewer — 0.1%
50	Idaho Board Bank Authority, Series B, Rev., NATL-RE, 5.000%, 09/15/15	56

	Illinois — 1.2%
	General Obligation — 0.2%
60	City of Chicago, Series A, GO, AGM, 5.500%, 01/01/19	73

	Other Revenue — 0.5%
165	Forest Preserve District of Cook County, Limited Tax Project and Refunding, Series B, GO, 5.000%, 12/15/24	198

	Prerefunded — 0.5%
150	Metropolitan Pier & Exposition Authority, Series A-2002, Rev., FGIC, 5.500%, 06/15/18 (p)	185

	Total Illinois	456

	Indiana — 0.8%
	Education — 0.3%
100	Purdue University, Student Fees, Series U, Rev., 5.250%, 07/01/21	129

	Other Revenue — 0.5%
150	Indiana Transportation Finance Authority, Series B, Rev., NATL-RE, FGIC, 5.500%, 12/01/16	179

	Total Indiana	308

	Iowa — 0.2%
	Water & Sewer — 0.2%
65	City of Des Moines, Sewer System, Series H, Rev., AGM, 5.000%, 06/01/14	70

	Kansas — 2.2%
	General Obligation — 2.2%
500	City of Wichita, Series B, GO, 4.000%, 09/01/17	576
265	Sedgwick County Unified School District No. 265 Goddard, Series 2, GO, AGM, 5.000%, 10/01/15	298

	Total Kansas	874

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Kentucky — 0.6%
	Prerefunded — 0.6%
250	University of Kentucky, Housing & Dining Systems, Series S, Rev., AGM, 4.400%, 06/01/13 (p)	256

	Louisiana — 0.6%
	Industrial Development Revenue/Pollution Control Revenue — 0.6%
200	Terrebonne Parish, Series ST, Rev., 5.875%, 03/01/26	238

	Maryland — 5.9%
	General Obligation — 4.1%
500	Anne Arundel County, Consolidated General Improvements, GO, 5.000%, 04/01/20	629
500	Maryland State Refunding, State & Local Facilities Loan, Series C, GO, 5.000%, 11/01/17	606
100	Montgomery County, Public Improvement, Series A, GO, 5.000%, 05/01/17 (p)	120
50	Prince Georges County, Public Improvement, Series A, GO, 5.000%, 10/01/13	52
200	State of Maryland, Local Facilities First, Series A, GO, 5.000%, 03/01/13	203

		1,610

	Other Revenue — 0.9%
220	Charles County, Consolidated Public Improvement, GO, 5.000%, 04/01/15	243
100	Maryland State Department of Transportation, Second Issue, Rev., 4.000%, 09/01/13	103

		346

	Prerefunded — 0.6%
250	Maryland State Economic Development Corp., University of Maryland College Park Project, Rev., 5.625%, 06/01/13 (p)	258

	Transportation — 0.3%
100	Maryland State Department of Transportation, Second Issue, Rev., 4.000%, 09/01/16	113

	Total Maryland	2,327

	Massachusetts — 3.9%
	Certificate of Participation/Lease — 2.0%
	Massachusetts Bay Transportation Authority,
350	Series A, Rev., COP, 5.250%, 07/01/27	462
250	Series B, Rev., COP, 5.250%, 07/01/23	326

		788

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Education — 0.3%
100	University of Massachusetts Building Authority, Senior Series 1, Rev., AMBAC, 5.250%, 11/01/13 (p)	105

	General Obligation — 1.0%
300	Commonwealth of Massachusetts, Series B, GO, 5.250%, 08/01/21	386
35	Commonwealth of Massachusetts, Consolidated Loan, Series A, GO, 5.000%, 05/01/13	36

		422

	Other Revenue — 0.3%
100	Massachusetts Health & Educational Facilities Authority, Harvard University, Series A, Rev., 5.000%, 12/15/15	114

	Prerefunded — 0.3%
100	Commonwealth of Massachusetts, Special Obligation, Rev., FGIC, 5.000%, 01/01/14 (p)	106

	Total Massachusetts	1,535

	Michigan — 0.4%
	Education — 0.2%
75	Western Michigan University, Rev., NATL-RE, FGIC, 5.000%, 11/15/15	82

	Prerefunded — 0.2%
85	Ovid Elsie Area Schools, School Building & Site, GO, NATL-RE, Q-SBLF, 5.000%, 11/01/12 (p)	85

	Total Michigan	167

	Minnesota — 1.0%
	General Obligation — 0.4%
150	State of Minnesota, Various Purpose, Series F, GO, 4.000%, 08/01/13	154

	Other Revenue — 0.6%
200	Minnesota Public Facilities Authority, Series A, Rev., 5.000%, 03/01/16	230

	Total Minnesota	384

	Mississippi — 0.2%
	Prerefunded — 0.2%
100	Mississippi Housing Finance Corp., Short Term Appreciation, Rev., Zero Coupon, 06/01/15 (p)	98

	Missouri — 3.3%
	General Obligation — 2.8%
350	City of Kansas, Improvement, Series A, GO, 5.000%, 02/01/23	430

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SMA FUNDS	13

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
175	North Kansas City School District No. 74, Direct Deposit Program, GO, 5.000%, 03/01/20	208
200	Springfield School District No. R-12, GO, AGM, 5.000%, 03/01/15	221
250	St. Louis County Reorganized School District No. R-6, GO, AGM, 5.000%, 02/01/14	264

		1,123

	Transportation — 0.3%
100	Missouri State Highways & Transit Commission, First Lien, Series B, Rev., 5.000%, 05/01/22	115

	Water & Sewer — 0.2%
75	Missouri State Environmental Improvement & Energy Resources Authority, State Revolving Funding Program, Series B, Rev., 5.500%, 07/01/14	80

	Total Missouri	1,318

	New Jersey — 1.9%
	Education — 0.3%
125	New Jersey Economic Development Authority, School Facilities Construction, Series F, Rev., 5.250%, 06/15/13 (p)	129

	Prerefunded — 1.1%
385	New Jersey Transportation Trust Fund Authority, Transportation System, Rev., 5.750%, 12/15/14 (p)	429

	Transportation — 0.5%
	New Jersey Transportation Trust Fund Authority,
80	Series A, Rev., 5.250%, 12/15/20	100
60	Series A, Rev., 5.500%, 12/15/21	76

		176

	Total New Jersey	734

	New Mexico — 5.4%
	General Obligation — 1.0%
340	New Mexico Finance Authority, Senior Lien, Series C, GO, 5.000%, 06/01/22	422

	Other Revenue — 4.4%
300	Bernalillo County, Gross Receipts, Tax Revenue, Rev., AMBAC, 5.250%, 10/01/26	399
	New Mexico Finance Authority, State Transportation, Senior Lien,
250	Rev., 5.000%, 06/15/24	301
125	Series A, Rev., NATL-RE, 5.250%, 06/15/14 (p)	135

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
	New Mexico Finance Authority, State Transportation, Sub Lien,
200	Series A-2, Rev., 5.000%, 12/15/20	251
500	Series A-2, Rev., 5.000%, 12/15/21	618
30	New Mexico Finance Authority, Sub Lien Public Project Revolving Fund, Series B, Rev., NATL-RE, 5.000%, 06/15/17	35

		1,739

	Total New Mexico	2,161

	New York — 10.4%
	Education — 0.3%
100	New York State Dormitory Authority, Series B, Rev., 4.000%, 03/15/14	105

	General Obligation — 2.7%
50	Ardsley Union Free School District, Series B, GO, AGM, 4.000%, 06/15/15	54
195	Briarcliff Manor, Public Improvement, Series A, GO, AGM, 5.000%, 09/01/14	211
100	Queensbury Union Free School District, GO, 4.000%, 12/15/18	116
75	Suffolk County, Public Improvement, Series B, GO, NATL-RE, 4.250%, 11/01/14	80
100	Syosset Central School District, GO, AGM, 4.250%, 12/15/13	104
350	Taconic Hills Central School District at Craryville, GO, 4.000%, 06/15/18	402
100	Town of Riverhead, Public Improvement, GO, 4.000%, 06/01/21	117

		1,084

	Industrial Development Revenue/Pollution Control Revenue — 0.9%
280	City of New York, Series E-1, GO, 6.250%, 10/15/28	351

	Other Revenue — 5.7%
110	New York City Transitional Finance Authority, Fiscal Year 2009, Series S-5, Rev., 5.000%, 01/15/26	131
300	New York State Dormitory Authority, Consolidated Service Contract, Series A, Rev., 5.000%, 07/01/18	360
260	New York State Dormitory Authority, Personal Education, Series C, Rev., 5.000%, 03/15/19	315
250	New York State Environmental Facilities Corp., Revolving Funds, New York City Municipal Water Projects, Series K, Rev., 5.500%, 06/15/17	303

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
100	New York State Urban Development Corp., Service Contract, Series A, Rev., 5.000%, 01/01/16	114
100	Triborough Bridge & Tunnel Authority, Sub Series D, Rev., 5.000%, 11/15/18	121
750	Triborough Bridge & Tunnel Authority, General Purpose, Series A, Rev., 5.000%, 01/01/26	911

		2,255

	Special Tax — 0.3%
100	Sales Tax Asset Receivable Corp., Series A, Rev., NATL-RE, 5.000%, 10/15/17	109

	Water & Sewer — 0.5%
175	New York City Municipal Water Finance Authority, Series AA, Rev., 5.000%, 06/15/17	208

	Total New York	4,112

	North Carolina — 1.7%
	Certificate of Participation/Lease — 1.0%
65	Cabarrus County, COP, 5.250%, 02/01/13 (p)	65
290	North Carolina Infrastructure Finance Corp., Capital Improvement, Series A, COP, AGM, 5.000%, 05/01/15	322

		387

	Transportation — 0.7%
300	State of North Carolina, Rev., NATL-RE, 5.000%, 03/01/13	305

	Total North Carolina	692

	North Dakota — 0.3%
	Prerefunded — 0.3%
100	North Dakota Public Finance Authority, Municipal Bond Bank, State Revolving Fund, Series A, Rev., 5.000%, 10/01/13 (p)	104

	Ohio — 1.0%
	General Obligation — 0.6%
100	Cincinnati City School District, Classroom Construction & Improvement, GO, NATL-RE, FGIC, 5.250%, 12/01/19	125
100	Franklin County, Various Purpose, GO, 5.000%, 12/01/19	123

		248

	Other Revenue — 0.4%
125	Ohio State Water Development Authority, Loan Fund, Water Quality, Rev., 5.250%, 12/01/18	157

	Total Ohio	405

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oregon — 4.8%
	General Obligation — 4.3%
215	Clackamas County School District No. 7J, Lake Oswego, GO, AGM, 5.250%, 06/01/25	281
300	Linn County Community School District No. 9 Lebanon, GO, NATL-RE, FGIC, 5.250%, 06/15/26	397
1,000	Oregon State Department of Administrative Services, Series B, COP, GO, AGM, 5.000%, 05/01/13	1,024

		1,702

	Other Revenue — 0.5%
175	Oregon State Department of Administrative Services, Series A, Rev., 5.000%, 04/01/21	212

	Total Oregon	1,914

	Pennsylvania — 2.9%
	Education — 0.5%
190	Delaware County Authority, Villanova University, Rev., AMBAC, 5.000%, 08/01/23	208

	General Obligation — 2.4%
500	Central Bucks School District, Series A, GO, 5.000%, 05/15/23	617
	Commonwealth of Pennsylvania, Second Series,
200	GO, 5.000%, 01/01/16 (p)	228
100	GO, 5.000%, 03/01/16	115

		960

	Total Pennsylvania	1,168

	Rhode Island — 1.6%
	Other Revenue — 1.6%
505	Rhode Island Clean Water Finance Agency, Water Pollution Control, Revolving Fund, Series A, Rev., 5.000%, 10/01/18	618

	South Carolina — 1.9%
	Education — 0.4%
150	Oconee County School District, Series B, GO, SCSDE, 3.000%, 03/01/15	158

	General Obligation — 1.2%
300	State of South Carolina, Series C, GO, 5.000%, 03/01/22	377
100	State of South Carolina, State Highway, Series A, GO, 4.000%, 06/01/14	106

		483

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SMA FUNDS	15

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — 0.3%
100	South Carolina State Public Service Authority, Series A, Rev., AGM, 5.000%, 01/01/14 (p)	106

	Total South Carolina	747

	Tennessee — 1.2%
	General Obligation — 0.4%
	Metropolitan Government of Nashville & Davidson County,
50	GO, 5.000%, 01/01/18 (p)	60
100	Series B, GO, 5.000%, 08/01/15	112

		172

	Other Revenue — 0.8%
250	City of Memphis, Rev., 5.000%, 12/01/17	301

	Total Tennessee	473

	Texas — 8.3%
	Education — 1.6%
500	University of Texas, Financing System, Series C, Rev., 5.000%, 08/15/18	615

	General Obligation — 2.5%
75	City of El Paso, Series A, GO, NATL-RE, 4.750%, 08/15/23	86
240	City of Irving, Improvement, GO, 5.000%, 09/15/21	299
500	Hays County, Pass-Thru Toll, GO, 5.000%, 02/15/23	593

		978

	Other Revenue — 1.0%
210	Harris County, Series C, Rev., 5.000%, 08/15/22	249
150	Texas State Public Finance Authority, Criminal Projects, Rev., AMBAC, 4.000%, 02/01/14	157

		406

	Prerefunded — 1.3%
100	Harris County, Series C, GO, 5.750%, 10/01/18 (p)	127
300	University of Texas, Financing System, Series D, Rev., 5.000%, 08/15/14 (p)	325
75	University of Texas, Financing System, Permanent University Fund, Series A, Rev., 6.250%, 01/01/13 (p)	76

		528

	Utility — 0.1%
50	City of Garland, Electric System, Rev., NATL-RE, 5.625%, 03/01/15	55

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 1.8%
	City of Houston, Utilities System, First Lien,
50	Series A, Rev., AGM, 5.000%, 11/15/15	57
355	Series D, Rev., 5.000%, 11/15/24	436
25	City of San Antonio, Water Authority, Rev., NATL-RE, FGIC, 5.500%, 05/15/15	28
70	Mesquite Waterworks & Sewer System, Rev., AGM, 5.000%, 03/01/20	81
100	Trinity River Authority, Rev., 5.000%, 08/01/14	108

		710

	Total Texas	3,292

	Utah — 0.2%
	Other Revenue — 0.2%
75	Utah State Building Ownership Authority, State Facilities Master Lease Program, Series C, Rev., AGM, 5.500%, 05/15/14	81

	Vermont — 0.1%
	Utility — 0.1%
35	Vermont Public Power Supply Authority, McNeil Project, Series E, Rev., NATL-RE, 5.250%, 07/01/14	38

	Virginia — 6.8%
	General Obligation — 5.1%
550	City of Norfolk, Capital Improvement, Series C, GO, 5.000%, 04/01/17	651
150	Loudoun County, Public Improvement, Series A, GO, 5.000%, 07/01/16	175
900	Newport News Virginia, Water Improvement, Series B, GO, 5.250%, 07/01/22	1,169

		1,995

	Other Revenue — 0.7%
175	Henrico County, Public Improvement, Rev., 5.000%, 07/15/20	223
50	Virginia College Building Authority, 21st Century College, Rev., 5.000%, 02/01/23	63

		286

	Prerefunded — 1.0%
355	Tobacco Settlement Financing Corp., Asset-Backed, Rev., 5.625%, 06/01/15 (p)	402

	Total Virginia	2,683

	Washington — 4.0%
	General Obligation — 2.3%
500	City of Seattle, GO, NATL-RE, 5.000%, 01/01/14	528

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
25	Snohomish County School District No. 2 Everett, GO, NATL-RE, FGIC, 5.000%, 12/01/16	29
280	State of Washington, Various Purpose, Series 2010A, GO, 5.000%, 08/01/19	349

		906

	Other Revenue — 1.6%
500	City of Seattle, Municipal Light and Power Improvement, Series A, Rev., 5.000%, 06/01/21	631

	Transportation — 0.1%
25	Port of Seattle, Intermediate Lien, Series A, Rev., NATL-RE, 5.000%, 03/01/15	27

	Utility — 0.0% (g)
20	Energy Northwest, Project 1, Series D, Rev., 5.000%, 07/01/16	23

	Total Washington	1,587

	Wisconsin — 1.8%
	Other Revenue — 1.8%
	State of Wisconsin,
290	Series A, Rev., 5.000%, 07/01/20	363
300	Series A, Rev., 5.000%, 07/01/26	356

	Total Wisconsin	719

	Total Municipal Bonds (Cost $36,043)	38,607

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.4%
	Investment Company — 2.4%
949	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $949)	949

	Total Investments — 99.7% (Cost $36,992)	39,556
	Other Assets in Excess of Liabilities — 0.3%	125

	NET ASSETS — 100.0%	$39,681

Percentages indicated are based on net assets.

Inflation-Linked Swaps (Amounts in thousands)
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.573% at termination	CPI-U at termination	01/15/14	$1,000	$(51)
Barclays Bank plc	2.610% at termination	CPI-U at termination	03/19/15	1,500	(92)
Barclays Bank plc	2.675% at termination	CPI-U at termination	10/12/15	500	(31)
Barclays Bank plc	2.095% at termination	CPI-U at termination	05/24/16	5,000	39
BNP Paribas	1.980% at termination	CPI-U at termination	01/31/14	1,000	9
BNP Paribas	2.440% at termination	CPI-U at termination	04/01/15	5,000	(63)
BNP Paribas	2.720% at termination	CPI-U at termination	04/01/21	8,000	(67)
Citibank, N.A.	1.470% at termination	CPI-U at termination	08/26/15	1,000	42
Credit Suisse International	1.900% at termination	CPI-U at termination	05/02/14	1,000	(5)
Deutsche Bank AG, New York	1.930% at termination	CPI-U at termination	01/03/17	5,000	67
Morgan Stanley Capital Services	2.268% at termination	CPI-U at termination	03/01/15	4,000	(46)
Royal Bank of Scotland	2.740% at termination	CPI-U at termination	07/31/13	1,000	(67)
Royal Bank of Scotland	2.620% at termination	CPI-U at termination	06/28/25	1,000	25
Union Bank of Switzerland AG	2.438% at termination	CPI-U at termination	03/02/16	1,000	(10)

					$(250)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SMA FUNDS	17

JPMorgan SMA Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.*
COP	— Certificate of Participation
CPI-U	— Consumer Price Index for All Urban Consumers
CVA	— Dutch Certification
FGIC	— Insured by Financial Guaranty Insurance Co.
GO	— General Obligation
NATL	— Insured by National Public Finance Guarantee Corp.
Q-SBLF	— Qualified School Bond Loan Fund
RE	— Reinsured
Rev.	— Revenue
SCSDE	— South Carolina School District Enhancement
XLCA	— Insured by XL Capital Assurance

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares or dollars).
(l)	— The rate shown is the current yield as of October 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(p)	— Security is prerefunded or escrowed to maturity.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
*	— Filed for bankruptcy on November 8, 2010.

For the JPMorgan International Value SMA Fund, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to the financial statements, are approximately $191,757,000 and 97.5%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2012

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2012

(Amounts in thousands, except per share amounts)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
ASSETS:
Investments in non-affiliates, at value	$196,674		$38,607
Investments in affiliates, at value	—		949

Total investment securities, at value	196,674		39,556
Cash	4,937		—
Foreign currency, at value	72		—
Deposits at broker for futures contracts	212		—
Receivables:
Investment securities sold	809		—
Fund shares sold	285		—
Interest and dividends from non-affiliates	646		486
Dividends from affiliates	—		—	(a)
Tax reclaims	192		—
Variation margin on futures contracts	14		—
Outstanding swap contracts, at value	—		182
Due from Advisor	38		15

Total Assets	203,879		40,239

LIABILITIES:
Payables:
Dividends	—		71
Investment securities purchased	1,592		—
Fund shares redeemed	272		—
Outstanding swap contracts, at value	—		432
Accrued liabilities:
Custodian and accounting fees	19		8
Collateral management fees	—		4
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Professional fees	35		34
Other	19		9

Total Liabilities	1,937		558

Net Assets	$201,942		$39,681

NET ASSETS:
Paid-in-Capital	$223,621		$37,469
Accumulated undistributed (distributions in excess of) net investment income	7,132		(7)
Accumulated net realized gains (losses)	(47,082)		(95)
Net unrealized appreciation (depreciation)	18,271		2,314

Total Net Assets	$201,942		$39,681

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	17,853		3,572
Net asset value, offering and redemption price per share (b)	$11.31		$11.11

Cost of investments in non-affiliates	$178,396		$36,043
Cost of investments in affiliates	—		949
Cost of foreign currency	72		—

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SMA FUNDS	19

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2012

(Amounts in thousands)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$942
Dividend income from non-affiliates	8,113	—
Dividend income from affiliates	3	— (a)
Foreign taxes withheld	(558)	—

Total investment income	7,558	942

EXPENSES:
Administration fees	184	34
Custodian and accounting fees	135	58
Collateral management fees	—	13
Interest expense to affiliates	2	—
Professional fees	74	69
Trustees’ and Chief Compliance Officer’s fees	2	— (a)
Printing and mailing costs	9	5
Registration and filing fees	27	12
Transfer agent fees	13	1
Other	5	5

Total expenses	451	197

Less amounts waived	(184)	(34)
Less expense reimbursements	(267)	(163)

Net expenses	—	—

Net investment income (loss)	7,558	942

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(28,332)	12
Futures	(15)	—
Foreign currency transactions	(101)	—
Swaps	—	(29)

Net realized gain (loss)	(28,448)	(17)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	25,102	1,228
Futures	11	—
Foreign currency translations	6	—
Swaps	—	155

Change in net unrealized appreciation/depreciation	25,119	1,383

Net realized/unrealized gains (losses)	(3,329)	1,366

Change in net assets resulting from operations	$4,229	$2,308

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,558	$7,542	$942	$694
Net realized gain (loss)	(28,448)	13,906	(17)	(35)
Change in net unrealized appreciation/depreciation	25,119	(37,613)	1,383	602

Change in net assets resulting from operations	4,229	(16,165)	2,308	1,261

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,501)	(3,733)	(918)	(695)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$92,833	$126,561	$5,751	$26,915
Dividends and distributions reinvested	5,643	1,259	—	—
Cost of shares redeemed	(121,912)	(66,841)	(3,196)	(7,660)

Change in net assets resulting from capital transactions	$(23,436)	$60,979	$2,555	$19,255

NET ASSETS:
Change in net assets	(26,708)	41,081	3,945	19,821
Beginning of period	228,650	187,569	35,736	15,915

End of period	$201,942	$228,650	$39,681	$35,736

Accumulated undistributed (distributions in excess of) net investment income	$7,132	$7,178	$(7)	$(1)

SHARE TRANSACTIONS:
Issued	8,284	9,991	524	2,554
Reinvested	550	101	—	—
Redeemed	(10,921)	(5,401)	(290)	(732)

Change in Shares	(2,087)	4,691	234	1,822

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SMA FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Value SMA Fund
Year Ended October 31, 2012	$11.47	$0.43		$(0.21)	$0.22	$(0.38)
Year Ended October 31, 2011	12.30	0.41	(d)	(1.00)	(0.59)	(0.24)
Year Ended October 31, 2010	10.80	0.22		1.45	1.67	(0.17)
Year Ended October 31, 2009	8.40	0.26	(d)	2.38	2.64	(0.24)
Year Ended October 31, 2008	16.47	0.29		(8.33)	(8.04)	(0.03)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker dealers unaffiliated with the Fund and the Investment Advisor. Participants in these programs pay a fee to the sponsor of these programs.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period (000’s)	Net expenses (b)(c)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate*

$11.31	2.28%	$201,942	—%	3.58%	0.21%	81%
11.47	(4.95)	228,650	—	3.27	0.21	65
12.30	15.67	187,569	—	1.89	0.24	85
10.80	32.28	169,705	—	2.86	0.35	119
8.40	(48.89)	68,158	—	3.03	0.33	115

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SMA FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
Tax Aware Real Return SMA Fund
Year Ended October 31, 2012	$10.71	$0.27	$0.39	$0.66	$(0.26)	$—		$(0.26)
Year Ended October 31, 2011	10.50	0.28	0.21	0.49	(0.28)	—		(0.28)
Year Ended October 31, 2010	10.34	0.32	0.17	0.49	(0.32)	(0.01)		(0.33)
Year Ended October 31, 2009	9.49	0.38	0.85	1.23	(0.38)	—		(0.38)
Year Ended October 31, 2008	10.14	0.38	(0.65)	(0.27)	(0.38)	—	(d)	(0.38)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Fund and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period (000’s)	Net expenses (b)(c)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate*

$11.11	6.24%	$39,681	—%	2.45%	0.51%	4%
10.71	4.72	35,736	—	2.65	0.62	17
10.50	4.77	15,915	—	3.08	1.46	4
10.34	13.15	10,302	—	3.76	1.50	32
9.49	(2.86)	7,340	—	3.83	2.84	37

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SMA FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Diversified/Non-Diversified
International Value SMA Fund	Diversified (effective 2/29/12)
Tax Aware Real Return SMA Fund	Diversified

The investment objective of International Value SMA Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Tax Aware Real Return SMA Fund is to seek to maximize after-tax inflation protected return.

Shares of the Funds may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. serves as the investment advisor or subadvisor to the account with the separately managed account sponsor or directly with the client. Fund shares may not be purchased directly by individuals.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the

26	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2012

investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

International Value SMA Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,917	$191,757	$—	$196,674

Appreciation in Other Financial Instruments
Futures Contracts	$14	$—	$—	$14

Depreciation in Other Financial Instruments
Futures Contracts	$(3)	$—	$—	$(3)

Tax Aware Real Return SMA Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$949	$38,607	$—	$39,556

Appreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$182	$—	$182

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$(432)	$—	$(432)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 1 consists of a common stock held in Canada. Please refer to the SOI for country specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for state specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended October 31, 2012.

B. Futures Contracts — The International Value SMA Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

OCTOBER 31, 2012	J.P. MORGAN SMA FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended October 31, 2012 (amounts in thousands):

International Value SMA Fund
Futures Contracts:
Average Notional Balance Long	$1,355
Ending Notional Balance Long	3,501

C. Swaps — The Tax Aware Real Return SMA Fund uses inflation-linked swaps to provide inflation protection within its portfolio. These transactions are negotiated contracts between the Fund and a counterparty to exchange cash flows at specified, future intervals.

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The table below discloses the volume of the Fund’s swap activity during the year ended October 31, 2012 (amounts in thousands):

Tax Aware Real Return SMA Fund
Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance — Pays Fixed Rate	$34,462
Ending Notional Balance — Pays Fixed Rate	36,000

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. These amounts are held in segregated accounts with the Fund’s or counterparty’s custodial bank, as applicable.

Daily movement of collateral is subject to minimum threshold amounts.

D. Summary of Derivatives Information

The following table presents the value of derivatives held as of October 31, 2012, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Value SMA Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$14

Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(3)

28	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2012

Tax Aware Real Return SMA Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Swaps
Interest rate contracts	Receivables	$182

Liabilities:
Interest rate contracts	Payables	$(432)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOI. The Statements of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2012, by primary underlying risk exposure (amounts in thousands):

International Value SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Equity contracts	$(15)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Equity contracts	$11

Tax Aware Real Return SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Swaps
Interest rate contracts	$(29)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Swaps
Interest rate contracts	$155

The Funds’ derivative contracts held at October 31, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

OCTOBER 31, 2012	J.P. MORGAN SMA FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

G. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually for International Value SMA Fund and monthly for Tax Aware Real Return SMA Fund. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
International Value SMA Fund	$4	$(103)	$99
Tax Aware Real Return SMA Fund	21	(30)	9

The reclassifications for the Funds relate primarily to foreign currency gains or losses (International Value SMA Fund) and an amortization reclass (Tax Aware Real Return SMA Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM does not charge an advisory fee to the Funds. It should be understood, however, that the Funds are an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Advisor is compensated directly or indirectly by the separately managed account sponsors.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2012, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Funds’ shares. The Distributor receives no compensation in its capacity as the Funds’ underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. International Value SMA Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations. For Tax Aware Real Return SMA Fund, payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

30	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2012

E. Waivers and Reimbursements — No expenses or fees (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) are borne by the Funds pursuant to contractual arrangements with the Advisor through February 28, 2013.

For the year ended October 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers		Contractual Reimbursements
	Administration	Total
International Value SMA Fund	$184	$184	$267
Tax Aware Real Return SMA Fund	34	34	163

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return SMA Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

G. Other — The Funds may invest in affiliated J.P. Morgan money market funds. The Funds’ Advisor and its affiliates provide services to and receive fees from the J.P. Morgan money market funds; therefore, the Advisor and its affiliates may indirectly receive fees, including advisory fees, from the Fund.

Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended October 31, 2012, the International Value SMA Fund incurred approximately $1,000 in brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
International Value SMA Fund	$167,792	$193,631
Tax Aware Real Return SMA Fund	5,452	1,573

During the year ended October 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation		Net Unrealized Appreciation (Depreciation)
International Value SMA Fund	$181,432	$23,687	$8,445		$15,242
Tax Aware Real Return SMA Fund	37,013	2,543	—	(a)	2,543

(a)	Amount rounds to less than $1,000.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of passive foreign investment companies (“PFICs”) (International Value SMA Fund) and wash sale loss deferrals.

OCTOBER 31, 2012	J.P. MORGAN SMA FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows (amounts in thousands):

	Total Distributions Paid From:		Total Distributions Paid
	Ordinary Income	Tax-Exempt Distributions
International Value SMA Fund	$7,501	$—	$7,501
Tax Aware Real Return SMA Fund	—	918	918

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (amounts in thousands):

	Total Distributions Paid From:		Total Distributions Paid
	Ordinary Income	Tax-Exempt Distributions
International Value SMA Fund	$3,733	$—	$3,733
Tax Aware Real Return SMA Fund	—	695	695

As of October 31, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Tax Exempt Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
International Value SMA Fund	$7,186	$—	$(44,099)	$15,237
Tax Aware Real Return SMA Fund	—	64	(72)	2,293

The cumulative timing differences primarily consist of mark to market of futures contracts (International Value SMA Fund), mark to market of PFICs (International Value SMA Fund), distributions payable (Tax Aware Real Return SMA Fund), trustee deferred compensation and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2012, the Funds had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Short Term	Long Term
International Value SMA Fund	$14,393	$13,507
Tax Aware Real Return SMA Fund	2	14

As of October 31, 2012, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019	Total
International Value SMA Fund	$16,199	$—	$—	$16,199
Tax Aware Real Return SMA Fund	—	52	4	56

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

32	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2012

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

International Value SMA Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws, or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2012, substantially all of the International Value SMA Fund’s net assets consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of October 31, 2012, International Value SMA Fund invested approximately 25.1% of its total investments in Japan.

International Value SMA Fund has several shareholders, which are accounts maintained by separately managed account sponsors on behalf of their clients, that own significant portions of the Fund’s outstanding shares. Tax Aware Real Return SMA Fund has a shareholder, which is an account maintained by a separately managed account sponsor on behalf of its clients, that owns all of the Fund’s outstanding shares. Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

Tax Aware Real Return SMA Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Tax Aware Real Return SMA Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivatives instruments’ payables or receivables with collateral posted to a segregated custody account as described in Note 2.C.

OCTOBER 31, 2012	J.P. MORGAN SMA FUNDS	33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan International Value SMA Fund and JPMorgan Tax Aware Real Return SMA Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Value SMA Fund and JPMorgan Tax Aware Real Return SMA Fund (each a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Funds”) at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2012

34	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2012

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	168	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	168	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	168	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	168	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	168	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	168	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	168	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	168	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	168	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

OCTOBER 31, 2012	J.P. MORGAN SMA FUNDS	35

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	168	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	168	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	168	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	168	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Messrs. Armstrong, Reid, and Spalding are retiring from the Board of Trustees effective December 31, 2012. The other Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (168 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

36	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2012

In order to fill the vacancies created by the retirement of Messrs. Reid, Armstrong, and Spalding effective December 31, 2012, the Board appointed Mary E. Martinez and Mitchell M. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013. Information about Ms. Martinez, Mr. Merin, and Ms. Pardo is set forth below:

Name (Year of Birth)	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years

Mary E. Martinez (1960)	Associate, Special Properties, a Christie’s International Real Estate Affiliate
	(2010-Present); Managing Director, Bank of America (Asset Management) (2007–2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Mitchell M. Merin (1953)	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

Marian U. Pardo* (1946)	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007–Present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

*	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she will irrevocably waive effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which will end on January 1, 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

OCTOBER 31, 2012	J.P. MORGAN SMA FUNDS	37

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.
**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

38	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Fund at the beginning of the reporting period, May 1, 2012, and continued to hold your shares at the end of the reporting period, October 31, 2012.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2012	Ending Account Value, October 31, 2012	Expenses Paid During the Period†*	Annualized Expense Ratio†
International Value SMA Fund
Actual	$1,000.00	$969.20	$0.00	0.00%
Hypothetical	1,000.00	1,025.14	0.00	0.00

Tax Aware Real Return SMA Fund
Actual	1,000.00	1,018.10	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00

†	Reflects the fact that no fees or expenses are borne by the Funds. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.

*	Expenses are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OCTOBER 31, 2012	J.P. MORGAN SMA FUNDS	39

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement, was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

40	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2012

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees noted that there was no advisory fee charged to the Funds. The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM did not earn fees from the Funds for providing administrative services due to contractual waivers it has in place. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. In addition, the Trustees considered that the Advisor receives fees from sponsors of separately managed accounts that are invested in the Funds.

Economies of Scale

The Trustees noted that there was not an investment advisory fee charged to the Funds. The Trustees also noted that the fee schedule for the administrative services provided by JPMFM includes a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint in the absence of the current waivers in place for the Funds. The Trustees also recognized the Advisor has fee waivers and expense limitations in place that serve to limit the Funds’ overall net expense ratios at competitive levels. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the Advisory Agreement or management fees including administrative fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees further noted that the overall fee structure of the Funds as compared to the Advisor’s other clients was reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one- and three-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance are summarized below:

The Trustees noted that the International Value SMA Fund’s performance was in the fourth and first quintiles for the one- and three-year periods ended December 31, 2011, respectively. The Trustees discussed the performance and

OCTOBER 31, 2012	J.P. MORGAN SMA FUNDS	41

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Tax Aware Real Return SMA Fund’s performance was in the fourth and second quintiles for the one- and three-year periods ended December 31, 2011, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. They requested, however, that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the fixed income subcommittee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Funds are not charged a separate investment advisory fee by the Advisor because the Funds are used only by managed-account strategies advised by the Advisor. The Trustees considered each Fund’s contractual advisory fee rate and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee (which is 0.00%) and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the expenses of each Fund after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of expense ratios because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s expense ratios are summarized below:

The Trustees noted that the International Value SMA Fund’s contractual advisory fee was 0.00% and that the actual total expenses were in the first quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Tax Aware Real Return SMA Fund’s contractual advisory fee was 0.00% and that the actual total expenses were in the first quintile of its Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

42	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2012

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
International Value SMA Fund	$7,549

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2012, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
International Value SMA Fund	$7,557	$558

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2012. These shareholders will receive more detailed information along with 2012 Form 1099-DIV.

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended October 31, 2012:

Exempt Distributions Paid
Tax Aware Real Return SMA Fund	100.00%

OCTOBER 31, 2012	J.P. MORGAN SMA FUNDS	43

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. October 2012.	AN-SMA-1012

Annual Report

J.P. Morgan Specialty Funds

October 31, 2012

JPMorgan Global Natural Resources Fund

JPMorgan International Realty Fund

JPMorgan Strategic Preservation Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 26, 2012 (Unaudited)

Dear Shareholder:

Global equity markets continued to seesaw against an uncertain macroeconomic and geopolitical backdrop. In the U.S., improving economic data has been overshadowed by the pending “fiscal cliff.” Concerns about a potential economic “hard landing” in China remain, while escalating tension in the Middle East recently resulted in a conflict between Israel and Hamas, exacerbating fears about the stability of the region. Europe’s debt crisis continues and global equity prices have fluctuated with investors’ changing perception about the viability of corrective actions taken by the European Central Bank.

“The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors.”

Despite these sharp swings in market momentum, stocks in most parts of the world posted positive returns for the twelve months ended October 31, 2012. Accommodative monetary policies have been a significant catalyst for the positive returns for stocks during the past year and continue to keep yields at historically low levels. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging markets debt in search of higher yielding securities. Higher demand for these securities as well as positive fundamentals led to positive returns for high yield bonds and emerging markets debt during the 12 months ended October 31, 2012.

U.S. Treasury yields remain low while U.S. stocks outperform

Real yields are negative on many parts of the yield curve, meaning that the payment that investors will receive from these bonds is less than the expected rate of inflation. Holders of these securities are willing to see the purchasing power of their money decline in order to access the perceived safety of U.S. Treasury securities, likely a reflection of the elevated level of uncertainty among investors. The yield for 10-year U.S. Treasury securities ended October 2012 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 2.9%, respectively.

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended

October 31, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks, which were weighed down by Europe’s ongoing debt crisis and concerns about an economic “hard landing” in China.

Emerging markets: An evolving asset class

While the Chinese economy rightfully commands a large amount of attention from emerging markets investors, the asset class encompasses a wide range of countries with diverse cultural and political standards and evolving industries. Changes to local political administrations and economic policies can alter the investment landscape of an emerging market. For example, recently elected Mexican president Pena Nieto has pledged to focus on energy, labor and tax reforms, which has attracted more foreign investors who welcome the proposed business-friendly changes. On the other side of the spectrum, Russia’s recent presidential election has elevated geopolitical risk and therefore lowered the willingness of investors to invest in local Russian companies.

The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors. The volatility and differences in emerging markets can also create attractive investment opportunities for active managers with the resources in place to monitor disparate emerging economies and the companies that operate in them.

Emerging markets securities can be a valuable tool for investors as they construct their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	1

JPMorgan Global Natural Resources Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-13.27%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	9.45%

HSBC Gold, Mining and Energy Index	-6.72%
Net Assets as of 10/31/2012 (In Thousands)	$76,247

INVESTMENT OBJECTIVE**

The JPMorgan Global Natural Resources Fund (the “Fund”) seeks to provide long-term capital appreciation.

HOW DID THE MARKET PERFORM?

The debt crisis in Europe continued to be a major source of uncertainty in capital markets. Global equity prices rose and fell with investors’ changing perception about the viability of actions taken by the European Central Bank to curb the crisis. Escalating political and social unrest in the Middle East also weighed on investor sentiment during the reporting period along with concerns about the possibility of a hard economic landing in China. Despite these concerns, global stocks posted positive returns during the reporting period as the MSCI World Index (net of foreign withholding taxes) gained 9.45% for twelve months ended October 31, 2012. The HSBC Gold, Mining and Energy Index, which is designed to measure the performance of resource equities, finished the twelve months ended October 31, 2012 with a -6.72% return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

Resource equities underperformed the broader market during the reporting period, held back by concerns about the global economy, in particular the deceleration of economic growth in China. As a result, the Fund underperformed the MSCI World Index (net of foreign withholding taxes). The Fund also underperformed the HSBC Gold, Mining and Energy Index for the twelve months ended October 31, 2012 owing, in part, to the Fund’s relative overweight to small cap stocks.

The Fund’s investments in base metal producers, particularly iron ore producers Fortescue Metals Group Ltd. and Ferrexpo plc., detracted from the Fund’s return. Both stocks were hurt by falling prices for iron ore. In addition, shares of Fortescue

Metals Group Ltd. were weighed down by concerns about the company’s debt load. The company is in the midst of an aggressive expansion program, which has left it highly geared to the price of iron ore. Iron ore prices declined during the reporting period, adversely impacting the stock. The Fund’s investments in gold producers, particularly Canadian gold miner Kinross Gold Corp., also detracted from the Fund’s return. Shares of Kinross Gold Corp. declined after the Canadian gold miner took a large goodwill write-down on its Tasiast mine in Africa and warned of project delays. Like many of its peers, the company also struggled with rising cost pressures.

Individual contributors to the Fund’s returns included Africa Oil Corp., Amerisur Resource plc. and Sierra Rutile Ltd. Shares of Canadian oil and gas company Africa Oil Corp. increased after the company found crude oil in Kenya. Shares of Amerisur Resource plc. benefited on news of rapid progress in its Columbian exploration and production projects. Shares of Sierra Rutile Ltd., a mineral sands producer, benefited from tight supply/demand conditions. Demand for rutile, which is used to make paint and ceramics, has been growing, driven in large part by China. Meanwhile, the industry has experienced permanent closures in capacity since 2007.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers invested in the equity securities of natural resource companies operating primarily in the gold and precious metals, energy and base metals sub-sectors. They used bottom-up fundamental research in an attempt to identify what they believed were attractively priced stocks of companies that appeared positioned to grow their long-term earnings by increasing production and reserves. The Fund was invested across various sub-sectors within natural resources as well as across regions and market-capitalizations.

2	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Rio Tinto plc (United Kingdom)	5.1%
2.	Goldcorp, Inc. (Canada)	4.2
3.	First Quantum Minerals Ltd. (Canada)	4.1
4.	BHP Billiton plc (United Kingdom)	3.9
5.	Xstrata plc (Switzerland)	3.5
6.	Anadarko Petroleum Corp. (United States)	2.9
7.	Freeport-McMoRan Copper & Gold, Inc. (United States)	2.9
8.	Royal Dutch Shell plc, Class B (Netherlands)	2.8
9.	Newmont Mining Corp. (United States)	2.7
10.	Fortescue Metals Group Ltd. (Australia)	2.4

PORTFOLIO COMPOSITION BY COUNTRY***
Canada	35.4%
United Kingdom	18.2
United States	16.1
Australia	13.7
Switzerland	6.2
Netherlands	2.8
Sweden	1.8
Ireland	1.2
South Africa	1.1
Others (each less than 1.0%)	2.3
Short-Term Investment	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s composition is subject to change.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Global Natural Resources Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		(13.45)%	(11.97)%
With Sales Charge*		(17.98)	(14.41)
CLASS C SHARES	11/30/10
Without CDSC		(13.88)	(12.41)
With CDSC**		(14.88)	(12.41)
CLASS R2 SHARES	11/30/10	(13.68)	(12.20)
CLASS R5 SHARES	11/30/10	(13.11)	(11.60)
CLASS R6 SHARES	11/30/11	(13.04)	(11.56)
SELECT CLASS SHARES	11/30/10	(13.27)	(11.78)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/10 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2010.

Returns for Class R6 Shares prior to its inception date were based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Natural Resources Fund, the MSCI World Index, the HSBC Gold, Mining and Energy Index and the Lipper Global Natural Resources Funds Index from November 30, 2010 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the HSBC Gold, Mining and Energy Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark. For the MSCI World Index, the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Natural Resources Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The HSBC Gold, Mining and Energy Index is comprised of three natural resources sector components which are each equally weighted to reflect 1/3 of the index: 1) the Mining component, consisting of the HSBC Global Mining Index, excluding Gold, Coal and Uranium, 2) the Gold component, consisting of all gold producers found in the HSBC Global Mining Index, and 3) the Energy component, comprised of the Energy sector within the HSBC Global Equities Index plus any Coal or Uranium companies in the Global Mining Index. The three components are rebalanced quarterly at the end of each March, June, September and December and the index is net of withholding taxes. The Lipper Global Natural Resources Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

JPMorgan International Realty Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares, without a sales charge)*	18.51%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	4.61%

FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance (net of foreign withholdings taxes) (“Real Estate Securities Benchmark”)	18.63%
Net Assets as of 10/31/2012 (In Thousands)	$188,523

INVESTMENT OBJECTIVE**

The JPMorgan International Realty Fund (the “Fund”) will seek long-term capital growth.

HOW DID THE MARKET PERFORM?

The debt crisis in Europe continued to be a major source of uncertainty in capital markets. Global equity prices rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank. Escalating political and social unrest in the Middle East and concerns about a potential “hard landing” in China also weighed on investor sentiment during the reporting period. Despite these concerns, stocks in most parts of the world posted positive returns during the twelve months ended October 31, 2012, bolstered by the accommodative policies of central banks as they continued their efforts to stoke economic growth. International equities, as measured by the MSCI EAFE Index (net of foreign withholding taxes), gained 4.61% for the twelve months ended October 31, 2012.

International real estate securities outperformed international stocks, as the Real Estate Securities Benchmark returned 18.63% for the twelve months ended October 31, 2012. Real estate securities in Hong Kong outperformed amid signs that the Chinese government’s measures to cool the country’s surging property market did not have the impact that investors initially feared. Australian real estate securities also outperformed during the reporting period. Meanwhile, although fears of systemic risk abated, Europe’s ongoing debt crisis caused real estate securities in Spain and Italy to underperform.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class R5 Shares, without a sales charge) outperformed the MSCI EAFE Index (net of foreign withholding taxes) and underperformed the Real Estate Securities Benchmark for the twelve months ended October 31, 2012. The Fund’s underperformance versus the Real Estate Securities Benchmark was driven mainly by negative security selection in Hong Kong. The Fund’s security selection in China contributed to relative performance.

Individual detractors from relative performance versus the Real Estate Securities Benchmark included the Fund’s overweight position in Netherlands-based Corio N.V. and Hong Kong-based Sun Hung Kai Properties Ltd. Corio N.V. is an operator of shopping centers in Europe that was hurt by concerns about the region’s ongoing debt crisis. Shares of Sun Hung Kai Properties Ltd. underperformed due to the announcement that Hong Kong’s Independent Commission Against Corruption had launched an investigation into the company.

Meanwhile, in Japan, the Fund held an overweight position in real estate investment trust (“REIT”) Tokyu REIT, Inc. and an underweight position in property developer Sumitomo Realty & Development. Japanese property developers outperformed Japanese REITs during the reporting period and the Fund’s positioning detracted from relative performance.

Individual contributors to the Fund’s relative performance versus the Real Estate Securities Benchmark included overweight positions in China Resources Land Ltd., China Overseas Land & Investment Ltd. and Australia-based Westfield Group. Shares of China Resources Land Ltd. and China Overseas Land & Investment Ltd. gained amid signs that the Chinese government’s measures to cool the country’s surging property market did not have the impact that investors initially feared. Westfield Group benefited as investors reacted positively to the company’s announced sale of several lower-quality shopping centers in its portfolio. In addition, the Fund did not own shares of PSP Swiss Property AG, which contributed to relative performance as Swiss real estate securities underperformed during the reporting period.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers projected long-term cash flow for each company and valued real estate securities using a proprietary dividend discount model. As a result of this process, the Fund’s largest country overweight relative to the Real Estate Securities Benchmark was in Australia and the Fund’s largest country underweight was in Switzerland.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan International Realty Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Unibail-Rodamco SE (France)	6.2%
2.	Westfield Group (Australia)	5.8
3.	Mitsubishi Estate Co., Ltd. (Japan)	5.6
4.	Sun Hung Kai Properties Ltd. (Hong Kong)	5.5
5.	Mitsui Fudosan Co., Ltd. (Japan)	5.0
6.	British Land Co. plc (United Kingdom)	4.0
7.	Stockland (Australia)	2.8
8.	Goodman Group (Australia)	2.6
9.	Sino Land Co., Ltd. (Hong Kong)	2.4
10.	CapitaMalls Asia Ltd. (Singapore)	2.3

PORTFOLIO COMPOSITION BY COUNTRY***
Hong Kong	21.3%
Japan	18.6
Australia	17.3
United Kingdom	9.9
Canada	9.6
Singapore	9.5
France	8.7
Netherlands	2.5
Germany	1.1
Others (each less than 1.0%)	0.4
Short-Term Investment	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s composition is subject to change.

6	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/06
Without Sales Charge		18.03%	(5.38)%	(2.37)%
With Sales Charge*		11.82	(6.40)	(3.25)
CLASS C SHARES	11/30/06
Without CDSC		17.44	(5.86)	(2.86)
With CDSC**		16.44	(5.86)	(2.86)
CLASS R5 SHARES	11/30/06	18.51	(4.95)	(1.92)
SELECT CLASS SHARES	11/30/06	18.28	(5.15)	(2.12)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/06 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2006.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan International Realty Fund, MSCI EAFE Index, FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance and Lipper International Real Estate Funds Average from November 30, 2006 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or sales charges associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance does not reflect the deduction of expenses or sales charges associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, after deduction of withholding tax, and capital gain distributions of the securities included in the benchmarks. The performance of the Lipper International Real Estate Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The FTSE EPRA/NAREIT Developed ex US Net of

Tax US Tax Stance is a subset of the FTSE EPRA/NAREIT Developed Index, where the FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide, and the FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance excludes all US companies and is net of withholding tax from the perspective of a U.S. investor. All index constituents are fully free float adjusted in accordance with FTSE’s index rules, to reflect the actual availability of stock in the market for public investment. Each FTSE constituent weighting is adjusted to reflect restricted shareholdings and foreign ownership to ensure an accurate representation of investable market capitalization. Inverstors cannot invest directly in an index. The Lipper International Real Estate Funds Average represents an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R5 Shares have no minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Strategic Preservation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-1.49%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.08%

Net Assets as of 10/31/2012 (In Thousands)	$40,644

INVESTMENT OBJECTIVE**

The JPMorgan Strategic Preservation Fund (the “Fund”) seeks to provide a total return from a diversified portfolio of stocks and bonds.

HOW DID THE MARKET PERFORM?

In December 2011, aggressive measures taken by European Central Bank in attempt to curb the region’s debt crisis caused concerns about systemic risk to abate, which helped support investors’ appetite for risk and sparked a rally among global equities. Improving economic data in the U.S. and accommodative policies helped stocks in most parts of the world finish the twelve months ended October 31, 2012 with gains.

Although fears of systemic risk abated, Europe’s ongoing debt crisis caused international developed stocks to underperform U.S. stocks during the reporting period. Emerging markets stocks also underperformed U.S. stocks as investors worried that the pace of China’s robust economic growth could decelerate, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. Among fixed income securities, high yield bonds (also known as “junk bonds”) and emerging markets debt securities outperformed investment grade corporate securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the twelve months ended October 31, 2012. The Fund’s underperformance was predominantly driven by its fixed income and equity exposure in November 2011, the sharp sell-off in U.S. Treasury securities during March 2012 and the Fund’s equity exposure in May 2012. November 2011 was characterized by negative sentiment for all risk assets, driven by investors’ concerns that the crisis in Europe was deepening and positions were hurt as the traditional correlations between bonds and equities broke down.

The Fund suffered as both bonds and equities declined as the market re-priced the risk that Germany would be further engulfed in the Euro zone crisis. Risk assets made back some of their losses in the initial months of 2012 but in March 2012, concerns over sovereign debt issues re-emerged. While the Fund’s stock allocation was reduced during March 2012, the Fund suffered as defensive positions lagged the broader market. Against a backdrop of a considerable move in fixed income markets, driven by a shift in sentiment around a further round of quantitative easing, the largest detractor from performance was the Fund’s position in U.S. 5-year Treasury securities. In May 2012, escalating concerns about the European debt crisis and slowing economic growth caused equities to sell off and the Fund’s allocation to stocks detracted from performance. European leaders responded in June by agreeing to ease repayment rules for emergency loans to Spanish banks and relax conditions on potential help for Italy, increasing optimism that Europe’s debt crisis may be contained. In addition, the U.S. Federal Open Market Committee extended its $400 billion “Operation Twist” program through the end of 2012 and announced an additional round of quantitative easing. Equities markets rallied as a result of these accommodative policies. The Fund maintained its exposure to equities during this period and recouped some of the losses sustained in May.

HOW WAS THE FUND POSITIONED?

The Fund invested in global stocks and bonds, convertible bonds, U.S. Treasury securities and cash. In the face of market volatility in the second half of the reporting period, the Fund maintained its exposure to equities and increased its exposure to convertible bonds. In addition, the Fund began to invest in a greater number of individual stock positions to implement its equity allocation.

The Fund used futures for efficient portfolio management and to implement tactical positioning. The Fund also used currency derivatives to hedge its exposure to foreign currencies during the reporting period.

8	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	U.S. Treasury Note, 1.000%, 06/30/19	7.3%
2.	International Bank for Reconstruction & Development, (Supranational), 1.125%, 08/25/14	7.2
3.	Finland Government Bond, (Finland), 1.250%, 10/19/15	5.7
4.	U.S. Treasury Notes, 1.250%, 04/30/19	5.4
5.	Australia Government Bond, (Australia), 6.076%, 08/20/20	4.8
6.	Spain Government Bond, (Spain), 3.150%, 01/31/16	4.7
7.	U.S. Treasury Bond, 8.875%, 02/15/19	4.4
8.	Bundesobligation, (Germany), 0.750%, 02/24/17	4.4
9.	European Investment Bank, (Supranational), 1.000%, 12/15/17	3.8
10.	U.S. Treasury Note, 1.625%, 08/15/22	2.4

PORTFOLIO COMPOSITION BY COUNTRY***
United States	37.8%
Supranational	11.0
United Kingdom	7.8
Germany	5.9
Finland	5.7
Australia	5.3
Spain	4.7
France	4.2
Switzerland	2.8
Japan	2.5
Netherlands	2.3
Singapore	2.3
Cayman Islands	1.7
Others (each less than 1.0%)	2.0
Short-Term Investment	4.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s composition is subject to change.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Strategic Preservation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		(1.49)%	0.02%	0.96%
With Sales Charge*		(5.21)	(0.75)	0.28
CLASS C SHARES	3/30/07
Without CDSC		(1.94)	(0.47)	0.46
With CDSC**		(2.94)	(0.47)	0.46
CLASS R5 SHARES	3/30/07	(1.00)	0.47	1.42
SELECT CLASS SHARES	3/30/07	(1.21)	0.26	1.20

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Strategic Preservation Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the Strategic Preservation Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from March 30, 2007 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Strategic Preservation Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Strategic Preservation Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 20% MSCI World Index, 50% Barclays Global Aggregate Bond Index and 30% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Lipper Global Flexible Portfolio Funds Index is an index based on the total returns of certain mutual funds within the Funds’s designated category as defined by Lipper, Inc. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

JPMorgan Global Natural Resources Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.5%
	Australia — 13.6%
130	African Petroleum Corp., Ltd. (a) (m)	147
327	Alumina Ltd. (m)	326
127	Aurora Oil & Gas Ltd. (a) (m)	513
86	Ausgold Ltd. (a) (m)	14
327	Base Resources Ltd. (a) (m)	85
418	Bathurst Resources Ltd. (a) (m)	188
73	Beach Energy Ltd. (m)	105
2,490	Beacon Hill Resources plc (a) (m)	155
70	Blackthorn Resources Ltd. (a) (m)	88
1,315	Bullabulling Gold Ltd. (a) (m)	143
253	Cape Lambert Resources Ltd. (a) (m)	67
44	Elemental Minerals Ltd. (a) (m)	27
97	Equatorial Resources Ltd. (a) (m)	178
433	Fortescue Metals Group Ltd. (m)	1,825
633	Gindalbie Metals Ltd. (a) (m)	226
328	Gryphon Minerals Ltd. (a) (m)	265
56	Iluka Resources Ltd. (m)	579
58	Independence Group NL (m)	240
246	Integra Mining Ltd. (a) (m)	139
442	Kagara Ltd. (a) (i)	—
500	Marengo Mining Ltd. (a) (m)	85
197	Mawson West Ltd. (a) (m)	197
29	Mineral Deposits Ltd. (a) (m)	149
101	Mirabela Nickel Ltd. (a) (m)	47
63	Newcrest Mining Ltd. (m)	1,743
220	Northern Star Resources Ltd. (m)	293
239	Papillon Resources Ltd. (a) (m)	459
78	Perseus Mining Ltd. (a) (m)	209
392	Resolute Mining Ltd. (m)	782
142	Rex Minerals Ltd. (a) (m)	118
28	Sandfire Resources NL (a) (m)	246
173	Sarama Resources Ltd. (a) (m)	152
650	Tiger Resources Ltd. (a) (m)	208
67	Western Areas NL (m)	304
527	World Titanium Resources Ltd. (a) (m)	93

		10,395

	Bermuda — 0.4%
9	Energy XXI Bermuda Ltd. (m)	311

	Brazil — 0.4%
14	Petroleo Brasileiro S.A., ADR (m)	288

	Canada — 35.3%
116	Afferro Mining, Inc. (a) (m)	106
30	Africa Oil Corp. (a) (m)	302
42	Alamos Gold, Inc. (m)	812

SHARES	SECURITY DESCRIPTION	VALUE($)

	Canada — Continued
136	Augusta Resource Corp. (a) (m)	367
272	B2Gold Corp. (a) (m)	1,125
90	Banro Corp. (a) (m)	415
49	Barrick Gold Corp. (m)	1,993
5	Brazilian Gold Corp. (a) (m)	1
19	Cameco Corp. (m)	367
35	Canadian Natural Resources Ltd. (m)	1,055
22	Cenovus Energy, Inc. (m)	759
13	Centerra Gold, Inc. (m)	152
112	Champion Iron Mines Ltd. (a) (m)	65
39	Copper Mountain Mining Corp. (a) (m)	159
65	Duluth Metals Ltd. (a) (m)	147
320	EastCoal, Inc. (a) (m)	82
68	Eldorado Gold Corp. (m)	1,002
140	First Quantum Minerals Ltd. (m)	3,145
70	Goldcorp, Inc. (m)	3,164
28	Gran Tierra Energy, Inc. (a) (m)	139
5	Inmet Mining Corp. (m)	268
30	Keegan Resources, Inc. (a) (m)	118
139	Kinross Gold Corp. (m)	1,379
122	Loncor Resources, Inc. (a) (m)	117
462	Lucara Diamond Corp. (a) (m)	282
99	Lundin Mining Corp. (a) (m)	515
337	Mandalay Resources Corp. (a) (m)	334
15	Mirasol Resources Ltd. (a) (m)	31
128	New Gold, Inc. (a) (m)	1,503
75	New Zealand Energy Corp. (a) (m)	128
66	NGEx Resources, Inc. (a) (m)	208
12	Niko Resources Ltd. (m)	148
58	Parex Resources, Inc. (a) (m)	261
8	Petrobank Energy & Resources Ltd. (a) (m)	110
40	Rainy River Resources Ltd. (a) (m)	215
152	Regulus Resources, Inc. (a) (m)	58
139	Rio Novo Gold, Inc. (a) (m)	31
233	Romarco Minerals, Inc. (a) (m)	221
98	SEMAFO, Inc. (m)	391
12	Silver Wheaton Corp. (m)	471
76	Silvercrest Mines, Inc. (a) (m)	199
135	Spartan Oil Corp. (a) (m)	620
52	Teck Resources Ltd., Class B (m)	1,641
112	TriStar Gold, Inc. (a) (m)	53
51	Turquoise Hill Resources Ltd. (a) (m)	396
255	WesternZagros Resources Ltd. (a) (m)	325
74	Yamana Gold, Inc. (m)	1,496

		26,876

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Global Natural Resources Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Colombia — 0.3%
11	Pacific Rubiales Energy Corp. (m)	263

	Ireland — 1.2%
883	Kenmare Resources plc (a) (m)	563
34	Providence Resources plc (a) (m)	346

		909

	Netherlands — 2.8%
60	Royal Dutch Shell plc, Class B (m)	2,119

	Norway — 0.9%
12	Det Norske Oljeselskap ASA (a) (m)	183
278	DNO International ASA (a) (m)	487

		670

	Russia — 0.3%
67	Exillon Energy plc (a) (m)	168
52	RusPetro plc (a) (m)	87

		255

	South Africa — 1.1%
33	Impala Platinum Holdings Ltd. (m)	592
267	Sierra Rutile Ltd. (a) (m)	239

		831

	Sweden — 1.8%
57	Lundin Petroleum AB (a) (m)	1,377

	Switzerland — 6.2%
397	Ferrexpo plc (m)	1,340
134	Glencore International plc (m)	743
169	Xstrata plc (m)	2,671

		4,754

	United Kingdom — 18.2%
81	3Legs Resources plc (a) (m)	52
123	Afren plc (a) (m)	275
97	African Minerals Ltd. (a) (m)	427
224	Amara Mining plc (a) (m)	254
627	Amerisur Resources plc (a) (m)	475
52	Antofagasta plc (m)	1,053
70	BG Group plc (m)	1,302
92	BHP Billiton plc (m)	2,945
85	Eurasian Natural Resources Corp. plc (m)	449
72	Gem Diamonds Ltd. (a) (m)	197
412	Highland Gold Mining Ltd. (m)	696
322	Petra Diamonds Ltd. (a) (m)	518
7	Randgold Resources Ltd., ADR (m)	825
77	Rio Tinto plc (m)	3,839
1,412	Sable Mining Africa Ltd. (a) (m)	209
174	Trap Oil Group plc (a) (m)	50

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
11	Valiant Petroleum plc (a) (m)	77
19	Zhaikmunai LP, Reg. S, GDR (m)	208

		13,851

	United States — 16.0%
32	Anadarko Petroleum Corp. (m)	2,230
42	Coastal Energy Co. (a) (m)	789
5	Cobalt International Energy, Inc. (a) (m)	108
16	Concho Resources, Inc. (a) (m)	1,395
57	Freeport-McMoRan Copper & Gold, Inc. (m)	2,205
37	Newmont Mining Corp. (m)	2,018
19	Occidental Petroleum Corp. (m)	1,508
41	Peabody Energy Corp. (m)	1,152
10	Sanchez Energy Corp. (a) (m)	181
10	Swift Energy Co. (a) (m)	167
13	Walter Energy, Inc. (m)	469

		12,222

	Total Common Stocks (Cost $84,409)	75,121

NUMBER OF RIGHTS
Rights — 0.0%
	Australia — 0.0%
27	Base Resources Ltd., expiring 11/01/12 (a) (Cost $—)	—

NUMBER OF WARRANTS
Warrants — 0.0%
	Canada — 0.0%
3	Duluth Metals Ltd., expiring 01/18/13 (a) (i)	—
65	Regulus Resources, Inc., expiring 03/06/14 (a)	—
15	Stans Energy Corp., expiring 04/28/13 (a) (i)	—

	Total Warrants (Cost $—)	—

SHARES
Short-Term Investment — 1.2%
	Investment Company — 1.2%
900	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $900)	900

	Total Investments — 99.7% (Cost $85,309)	76,021
	Other Assets in Excess of Liabilities — 0.3%	226

	NET ASSETS — 100.0%	$76,247

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Metals & Mining	71.8%
Oil, Gas & Consumable Fuels	27.0
Short-Term Investment	1.2

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.8%
	Australia — 17.2%
1,299	BGP Holdings plc (a) (i)	—
3,460	Dexus Property Group (m)	3,531
1,061	Goodman Group (m)	4,869
506	GPT Group (m)	1,867
2,029	Mirvac Group (m)	3,165
1,445	Stockland (m)	5,184
989	Westfield Group (m)	10,935
921	Westfield Retail Trust (m)	2,958

		32,509

	Canada — 9.6%
53	Allied Properties Real Estate Investment Trust (m)	1,664
170	Brookfield Office Properties, Inc. (m)	2,622
112	Canadian Apartment Properties REIT (m)	2,735
84	Canadian Real Estate Investment Trust (m)	3,506
95	Dundee Real Estate Investment Trust (m)	3,468
127	First Capital Realty, Inc. (m)	2,350
22	Northern Property Real Estate Investment Trust (m)	683
41	RioCan Real Estate Investment Trust (m)	1,117

		18,145

	Finland — 0.4%
152	Technopolis OYJ (m)	690

	France — 8.7%
24	ICADE (m)	2,205
70	Klepierre (m)	2,592
51	Unibail-Rodamco SE (m)	11,590

		16,387

	Germany — 1.1%
178	Alstria Office REIT-AG (m)	2,154

	Hong Kong — 21.3%
227	Cheung Kong Holdings Ltd. (m)	3,346
1,378	China Overseas Land & Investment Ltd. (m)	3,588
250	China Resources Land Ltd. (m)	567
659	Hang Lung Properties Ltd. (m)	2,282
280	Henderson Land Development Co., Ltd. (m)	1,931
563	Hongkong Land Holdings Ltd. (m)	3,560
615	Link REIT (The) (m)	3,056
2,439	New World Development Co., Ltd. (m)	3,752
2,523	Sino Land Co., Ltd. (m)	4,501
749	Sun Hung Kai Properties Ltd. (m)	10,354
465	Wharf Holdings Ltd. (m)	3,168

		40,105

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — 18.6%
—	(h)	Frontier Real Estate Investment Corp. (m)	1,706
—	(h)	Japan Real Estate Investment Corp. (m)	3,274
1		Japan Retail Fund Investment Corp. (m)	2,097
—	(h)	Kenedix Realty Investment Corp. (m)	1,305
534		Mitsubishi Estate Co., Ltd. (m)	10,568
463		Mitsui Fudosan Co., Ltd. (m)	9,359
—	(h)	Nomura Real Estate Residential Fund, Inc. (m)	1,195
—	(h)	Orix JREIT, Inc. (m)	1,125
354		Tokyo Tatemono Co., Ltd. (a) (m)	1,457
1		Tokyu REIT, Inc. (m)	2,893

			34,979

		Netherlands — 2.5%
65		Corio N.V. (m)	2,893
40		Vastned Retail N.V. (m)	1,834

			4,727

		Singapore — 9.5%
1,826		CapitaCommercial Trust (m)	2,343
1,476		CapitaLand Ltd. (m)	3,931
2,867		CapitaMalls Asia Ltd. (m)	4,326
153		City Developments Ltd. (m)	1,429
1,744		Global Logistic Properties Ltd. (m)	3,659
790		Keppel Land Ltd. (m)	2,188

			17,876

		United Kingdom — 9.9%
143		Atrium European Real Estate Ltd. (m)	813
886		British Land Co. plc (m)	7,564
505		Hammerson plc (m)	3,848
499		Helical Bar plc (m)	1,555
327		Land Securities Group plc (m)	4,253
146		Unite Group plc (m)	670

			18,703

		Total Common Stocks (Cost $159,205)	186,275

NUMBER OF WARRANTS
Warrant — 0.0%
		Netherlands — 0.0%
29		Nieuwe Steen Investments N.V., expiring 04/01/13 (Cost $—) (a) (i)	—

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.1%
	Investment Company — 1.1%
2,033	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $2,033)	2,033

	Total Investments — 99.9% (Cost $161,238)	188,308
	Other Assets in Excess of Liabilities — 0.1%	215

	NET ASSETS — 100.0%	$188,523

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Real Estate Management & Development	43.9%
Diversified	32.9
Shopping Centers	12.6
Office Property	7.1
Multifamily	1.8
Others (each less than 1.0%)	0.6
Short-Term Investment	1.1

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/12		NET UNREALIZED APPRECIATION (DEPRECIATION)
5,911,716	HKD
748,279	for AUD	Royal Bank of Canada	12/19/12	$774	#	$763	#	$(11)
902,134	AUD	Societe Generale	12/19/12	930		933		3
3,042,542	CAD	BNP Paribas	12/19/12	3,145		3,043		(102)
3,954,520	CHF	BNP Paribas	12/19/12	4,259		4,249		(10)
465,813	GBP	Goldman Sachs International	12/19/12	746		751		5
545,154	GBP	HSBC Bank, N.A.	12/19/12	884		880		(4)
24,864,744	HKD	BNP Paribas	12/19/12	3,209		3,209		— (h)
22,463,059	SEK	BNP Paribas	12/19/12	3,414		3,382		(32)
1,006,418	SGD	Westpac Banking Corp.	12/19/12	821		825		4
				$18,182		$18,035		$(147)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
3,054,417	AUD	Westpac Banking Corp.	12/19/12	$3,208	$3,158	$50
2,606,922	CAD	State Street Corp.	12/19/12	2,659	2,608	51
405,717	EUR	Societe Generale	12/19/12	525	526	(1)
576,748	EUR	State Street Corp.	12/19/12	753	748	5
764,071	EUR	Westpac Banking Corp.	12/19/12	1,000	991	9
1,060,072	GBP	Westpac Banking Corp.	12/19/12	1,721	1,711	10
10,356,300	HKD	TD Bank Financial Group	12/19/12	1,336	1,336	—	(h)
84,789,100	JPY	Royal Bank of Canada	12/19/12	1,090	1,062	28
28,297,020	JPY	State Street Corp.	12/19/12	365	355	10
1,357,881	SGD	TD Bank Financial Group	12/19/12	1,115	1,113	2
				$13,772	$13,608	$164

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/12 of the currency being sold, and the value at 10/31/12 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE

Common Stocks — 33.9%
		Australia — 0.5%
10		GrainCorp Ltd., Class A (m)	127
15		Telstra Corp., Ltd. (m)	64

			191

		Canada — 0.1%
1		Potash Corp. of Saskatchewan, Inc. (m)	54

		Denmark — 0.2%
—	(h)	Carlsberg A/S, Class B (m)	36
—	(h)	Novo Nordisk A/S, Class B (m)	26

			62

		France — 1.3%
3		Lafarge S.A. (m)	153
1		L’Oreal S.A. (m)	149
—	(h)	LVMH Moet Hennessy Louis Vuitton S.A. (m)	46
2		Sanofi (m)	189

			537

		Germany — 1.3%
1		Allianz SE (m)	93
2		Bayer AG (m)	213
4		Deutsche Wohnen AG (m)	74
1		GSW Immobilien AG (m)	52
1		Muenchener Rueckversicherungs AG (m)	111

			543

		Israel — 0.1%
1		Teva Pharmaceutical Industries Ltd. (m)	58

		Italy — 0.2%
3		Eni S.p.A. (m)	75

		Japan — 2.6%
13		Anritsu Corp. (m)	164
3		Bridgestone Corp. (m)	58
1		FamilyMart Co., Ltd. (m)	58
8		Japan Tobacco, Inc. (m)	219
30		Mitsubishi UFJ Financial Group, Inc. (m)	137
86		Mizuho Financial Group, Inc. (m)	134
4		Sumitomo Mitsui Financial Group, Inc. (m)	131
2		Toyota Motor Corp. (m)	66
2		West Japan Railway Co. (m)	74

			1,041

		Netherlands — 2.4%
17		Aegon N.V. (m)	94
2		Gemalto N.V. (m)	205
16		ING Groep N.V., CVA (a) (m)	143
3		Nutreco N.V. (m)	245
8		Royal Dutch Shell plc, Class A (m)	288

			975

SHARES		SECURITY DESCRIPTION	VALUE

		New Zealand — 0.4%
85		Telecom Corp. of New Zealand Ltd. (m)	169

		Norway — 0.2%
3		Telenor ASA (m)	61

		Singapore — 0.3%
44		Singapore Telecommunications Ltd. (m)	116

		Switzerland — 2.9%
1		Cie Financiere Richemont S.A., Class A (m)	37
3		Nestle S.A. (m)	161
2		Novartis AG (m)	97
2		Roche Holding AG (m)	320
3		Swiss Re AG (a) (m)	223
—	(h)	Syngenta AG (m)	109
1		Tyco International Ltd. (m)	25
1		Zurich Insurance Group AG (a) (m)	212

			1,184

		United Kingdom — 5.7%
58		Barratt Developments plc (a) (m)	177
7		Berkeley Group Holdings plc (a) (m)	171
6		British American Tobacco plc (m)	273
2		Diageo plc (m)	70
6		GlaxoSmithKline plc (m)	142
9		HSBC Holdings plc (m)	88
6		Imperial Tobacco Group plc (m)	208
36		Legal & General Group plc (m)	78
6		National Grid plc (m)	71
16		Persimmon plc (m)	209
13		Prudential plc (m)	173
2		SABMiller plc (m)	75
1		Standard Chartered plc (m)	35
48		Standard Life plc (m)	229
61		Vodafone Group plc (m)	167
2		Weir Group plc (The) (m)	55
18		William Hill plc (m)	99

			2,320

		United States — 15.7%
1		AGCO Corp. (a) (m)	40
5		Altria Group, Inc. (m)	155
3		AmerisourceBergen Corp. (m)	116
2		Amgen, Inc. (m)	161
—	(h)	Apple, Inc. (m)	212
4		Ares Capital Corp. (m)	78
4		AT&T, Inc. (m)	135
1		Berkshire Hathaway, Inc., Class B (a) (m)	56

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

SHARES		SECURITY DESCRIPTION	VALUE

Common Stocks — Continued
		United States — Continued
2		Capital One Financial Corp. (m)	109
5		CBS Corp. (Non-Voting), Class B (m)	169
—	(h)	CF Industries Holdings, Inc. (m)	64
2		Chevron Corp. (m)	190
4		Comcast Corp., Class A (m)	165
1		Deere & Co. (m)	44
4		DTE Energy Co. (m)	267
4		eBay, Inc. (a) (m)	184
4		Eli Lilly & Co. (m)	182
1		Estee Lauder Cos., Inc. (The), Class A (m)	36
1		Exxon Mobil Corp. (m)	64
5		Fifth Third Bancorp (m)	78
1		Flowserve Corp. (m)	96
4		HollyFrontier Corp. (m)	140
3		Johnson & Johnson (m)	225
8		Merck & Co., Inc. (m)	375
2		Mosaic Co. (The) (m)	105
6		Mylan, Inc. (a) (m)	155
4		Oracle Corp. (m)	109
19		Pfizer, Inc. (m)	484
2		Philip Morris International, Inc. (m)	141
—	(h)	PPG Industries, Inc. (m)	47
5		Reynolds American, Inc. (m)	217
—	(h)	Simon Property Group, Inc. (m)	74
1		SL Green Realty Corp. (m)	60
1		Time Warner Cable, Inc. (m)	140
7		Time Warner, Inc. (m)	284
1		Union Pacific Corp. (m)	76
2		UnitedHealth Group, Inc. (m)	86
3		Verizon Communications, Inc. (m)	119
1		Visa, Inc., Class A (m)	147
3		Wal-Mart Stores, Inc. (m)	228
3		Watson Pharmaceuticals, Inc. (a) (m)	219
10		Wells Fargo & Co. (m)	340

			6,372

		Total Common Stocks (Cost $13,077)	13,758

PRINCIPAL AMOUNT
Convertible Bonds — 8.8%
		France — 0.9%
EUR 23		Air France-KLM, 4.970%, 04/01/15 (m)	361

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Singapore — 2.1%
	CapitaLand Ltd.,
SGD 750	2.875%, 09/03/16 (m)	630
SGD 250	3.125%, 03/05/18 (m)	219

		849

	United Arab Emirates — 0.9%
EUR 300	Aabar Investments PJSC, 4.000%, 05/27/16 (m)	388

	United Kingdom — 2.4%
GBP 400	British Land Co. Jersey Ltd., 1.500%, 09/10/17 (m)	639
500	QBE Funding Trust, Zero Coupon, 05/12/30 (m)	323

		962

	United States — 2.5%
385	Ares Capital Corp., 5.125%, 06/01/16 (m)	405
592	Microsoft Corp., Zero Coupon, 06/15/13 (e) (m)	605

		1,010

	Total Convertible Bonds (Cost $3,378)	3,570

Corporate Bonds — 3.9%
	Cayman Islands — 1.8%
700	Hutchison Whampoa International 10 Ltd., VAR, 6.000%, 10/28/15 (e) (m) (x)	732

	France — 2.1%
EUR 289	AXA S.A., Series CS, 2.500%, 01/01/14 (m)	869

	Total Corporate Bonds (Cost $1,656)	1,601

Foreign Government Securities — 20.3%
	Australia — 5.0%
AUD 1,000	Australia Government Bond, 6.076%, 08/20/20 (m)	2,025

	Finland — 5.9%
2,350	Finland Government Bond, 1.250%, 10/19/15 (e) (m)	2,401

	Germany — 4.5%
EUR 1,400	Bundesobligation, 0.750%, 02/24/17 (m)	1,845

	Spain — 4.9%
EUR 1,549	Spain Government Bond, 3.150%, 01/31/16 (m)	1,971

	Total Foreign Government Securities (Cost $7,588)	8,242

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	17

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE

Preferred Stocks — 1.0%
		Germany — 0.2%
—	(h)	Volkswagen AG (m)	94

		United States — 0.8%
—	(h)	Bank of America Corp., 7.250%, 01/30/13 (m) @	301

		Total Preferred Stocks (Cost $395)	395

PRINCIPAL AMOUNT
Supranational — 11.4%
1,600		European Investment Bank, 1.000%, 12/15/17 (m)	1,602
3,000		International Bank for Reconstruction & Development, 1.125%, 08/25/14 (m)	3,043

		Total Supranational (Cost $4,584)	4,645

U.S. Treasury Obligations — 20.2%
1,250		U.S. Treasury Bond, 8.875%, 02/15/19 (m)	1,857
		U.S. Treasury Notes,
3,100		1.000%, 06/30/19 (m)	3,086
2,250		1.250%, 04/30/19 (m)	2,281
1,000		1.625%, 08/15/22 (m)	995

		Total U.S. Treasury Obligations (Cost $7,956)	8,219

SHARES
Short-Term Investment — 4.2%
		Investment Company — 4.2%
1,700		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $1,700)	1,700

		Total Investments — 103.7% (Cost $40,334)	42,130
		Liabilities in Excess of Other Assets — (3.7)%	(1,486)

		NET ASSETS — 100.0%	$40,644

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
U.S. Treasury Notes	15.1%
Foreign Government Securities	14.9
Supranational	11.0
Pharmaceuticals	6.4
Insurance	5.8
Foreign Governments	4.7
U.S. Treasury Bonds	4.4
Real Estate Management & Development	3.8
Commercial Banks	3.0
Tobacco	2.9
Media	1.8
Oil, Gas & Consumable Fuels	1.8
Industrial Conglomerates	1.7
Software	1.7
Diversified Telecommunication Services	1.6
Household Durables	1.3
Food Products	1.3
Diversified Financial Services	1.3
Capital Markets	1.1
Computers & Peripherals	1.0
Others (each less than 1.0%)	9.4
Short-Term Investment	4.0

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
90	Euro-Bobl	12/06/12	14,679	62
30	10 Year Australian Government Bond	12/17/12	3,902	25
52	CBOE VIX	12/18/12	1,014	40
	Short Futures Outstanding
(47)	Euro-Schatz	12/06/12	(6,744)	(8)
(75)	10 Year U.S. Treasury Note	12/19/12	(9,977)	(36)
(6)	DAX	12/21/12	(1,414)	18
(11)	E-mini S&P 500	12/21/12	(774)	(2)

				99

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
180,000	AUD	Royal Bank of Scotland	12/04/12	185	186	1
118,461	AUD	Westpac Banking Corp.	12/04/12	123	123	—	(h)
218,858	EUR	Credit Suisse International	12/04/12	277	284	7
117,493	EUR	HSBC Bank, N.A.	12/04/12	152	152	—	(h)
100,000	EUR	Morgan Stanley	12/04/12	130	130	—	(h)
80,000	EUR	Royal Bank of Scotland	12/04/12	105	104	(1)
74,864	EUR	Union Bank of Switzerland AG	12/04/12	97	97	—	(h)
518,628	EUR	Westpac Banking Corp.	12/04/12	660	672	12
41,768	GBP	Westpac Banking Corp.	12/04/12	67	67	—	(h)
1,634,531	HKD	Deutsche Bank AG	12/04/12	211	211	—	(h)
1,991,772	HKD	Westpac Banking Corp.	12/04/12	257	257	—	(h)
6,528,579	JPY	Citibank, N.A.	12/04/12	84	82	(2)
9,841,546	JPY	Goldman Sachs International	12/04/12	124	123	(1)
259,620	SGD	Royal Bank of Canada	12/04/12	208	213	5
				2,680	2,701	21

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
109,006	AUD	Barclays Bank plc	12/04/12	111	113	(2)
2,159,749	AUD	State Street Corp.	12/04/12	2,215	2,236	(21)
106,152	AUD	Westpac Banking Corp.	12/04/12	110	110	— (h)
117,000	CHF	Deutsche Bank AG	12/04/12	126	126	— (h)
181,058	CHF	Morgan Stanley	12/04/12	196	195	1
46,400	CHF	Royal Bank of Canada	12/04/12	50	50	— (h)
490,386	CHF	State Street Corp.	12/04/12	515	527	(12)
1,030,332	EUR	Credit Suisse International	12/04/12	1,336	1,336	— (h)
569,700	EUR	Deutsche Bank AG	12/04/12	735	738	(3)
4,824,839	EUR	Morgan Stanley	12/04/12	6,086	6,256	(170)
85,027	EUR	Royal Bank of Canada	12/04/12	109	110	(1)
91,963	EUR	Westpac Banking Corp.	12/04/12	121	120	1

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	19

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
85,500	GBP	Deutsche Bank AG	12/04/12	139	138	1
1,169,366	GBP	Morgan Stanley	12/04/12	1,850	1,887	(37)
86,953	GBP	Royal Bank of Canada	12/04/12	140	140	— (h)
162,250	GBP	Union Bank of Switzerland AG	12/04/12	261	262	(1)
205,313	GBP	Westpac Banking Corp.	12/04/12	329	331	(2)
3,626,303	HKD	Morgan Stanley	12/04/12	468	468	— (h)
95,621,058	JPY	State Street Corp.	12/04/12	1,218	1,198	20
182,199	NZD	Royal Bank of Scotland	12/04/12	145	149	(4)
1,332,840	SGD	HSBC Bank, N.A.	12/04/12	1,067	1,092	(25)
				17,327	17,582	(255)

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

JPMorgan Specialty Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CVA	— Dutch Certification
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NZD	— New Zealand Dollar
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust.
SEK	— Swedish Krona
SGD	— Singapore Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2012.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of October 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments, and/or forward foreign currency exchange contracts.

(x)

—  Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2012.

@

—  The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of October 31, 2012.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements are as follows (amounts in thousands):

Fund	Value	Percentage
Global Natural Resources Fund	$34,135	44.9%
International Realty Fund	168,130	89.3
Strategic Preservation Fund	7,402	17.6

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	21

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2012

(Amounts in thousands, except per share amounts)

	Global Natural Resources Fund		International Realty Fund		Strategic Preservation Fund
ASSETS:
Investments in non-affiliates, at value	$75,121		$186,275		$40,430
Investments in affiliates, at value	900		2,033		1,700

Total investment securities, at value	76,021		188,308		42,130
Cash	178		116		46
Foreign currency, at value	—		21		135
Deposits at broker for futures contracts	—		—		748
Receivables:
Investment securities sold	156		—		322
Fund shares sold	80		148		141
Interest and dividends from non-affiliates	39		359		174
Dividends from affiliates	—	(a)	—	(a)	—	(a)
Tax reclaims	4		—		4
Variation margin on futures contracts	—		—		17
Unrealized appreciation on forward foreign currency exchange contracts	—		177		48

Total Assets	76,478		189,129		43,765

LIABILITIES:
Payables:
Investment securities purchased	91		—	(a)	2,664
Fund shares redeemed	42		240		65
Unrealized depreciation on forward foreign currency exchange contracts	—		160		282
Accrued liabilities:
Investment advisory fees	18		129		5
Administration fees	—		—	(a)	—
Shareholder servicing fees	10		5		7
Distribution fees	2		6		8
Custodian and accounting fees	15		22		10
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Audit fees	30		38		41
Other	23		6		39

Total Liabilities	231		606		3,121

Net Assets	$76,247		$188,523		$40,644

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

	Global Natural Resources Fund	International Realty Fund	Strategic Preservation Fund
NET ASSETS:
Paid-in-Capital	$95,580	$197,346	$38,028
Accumulated undistributed net investment income	354	2,445	1,077
Accumulated net realized gains (losses)	(10,399)	(38,351)	(123)
Net unrealized appreciation (depreciation)	(9,288)	27,083	1,662

Total Net Assets	$76,247	$188,523	$40,644

Net Assets:
Class A	$4,519	$22,646	$37,488
Class C	768	1,196	511
Class R2	39	—	—
Class R5	40	157,283	108
Class R6	29,103	—	—
Select Class	41,778	7,398	2,537

Total	$76,247	$188,523	$40,644

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	387	2,299	2,653
Class C	66	123	37
Class R2	3	—	—
Class R5	4	15,837	7
Class R6	2,477	—	—
Select Class	3,564	749	178

Net Asset Value (a):
Class A — Redemption price per share	$11.68	$9.85	$14.13
Class C — Offering price per share (b)	11.58	9.70	13.84
Class R2 — Offering and redemption price per share	11.68	—	—
Class R5 — Offering and redemption price per share	11.74	9.93	14.39
Class R6 — Offering and redemption price per share	11.75	—	—
Select Class — Offering and redemption price per share	11.72	9.88	14.25
Class A maximum sales charge	5.25%	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.33	$10.40	$14.68

Cost of investments in non-affiliates	$84,409	$159,205	$38,634
Cost of investments in affiliates	900	2,033	1,700
Cost of foreign currency	—	21	134

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	23

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2012

(Amounts in thousands)

	Global Natural Resources Fund	International Realty Fund	Strategic Preservation Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$700
Interest income from affiliates	— (a)	—	— (a)
Dividend income from non-affiliates	1,050	6,162	359
Dividend income from affiliates	3	3	4
Foreign taxes withheld	(22)	(395)	(9)

Total investment income	1,031	5,770	1,054

EXPENSES:
Investment advisory fees	564	1,371	272
Administration fees	62	133	40
Distribution fees:
Class A	10	47	106
Class C	6	9	6
Class R2	— (a)	—	—
Shareholder servicing fees:
Class A	10	47	106
Class C	2	3	2
Class R2	— (a)	—	—
Class R5	8	60	— (a)
Select Class	94	33	5
Custodian and accounting fees	108	155	103
Professional fees	64	79	83
Interest expense to affiliates	1	—	— (a)
Trustees’ and Chief Compliance Officer’s fees	1	2	— (a)
Printing and mailing costs	21	18	4
Registration and filing fees	91	37	55
Transfer agent fees	38	74	50
Offering costs	11	—	—
Other	7	6	9

Total expenses	1,098	2,074	841

Less amounts waived	(409)	(509)	(234)

Net expenses	689	1,565	607

Net investment income (loss)	342	4,205	447

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(8,177)	(3,587)	1,002
Futures	—	—	(1,901)
Foreign currency transactions	(11)	(227)	1,314

Net realized gain (loss)	(8,188)	(3,814)	415

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(1,256)	28,309	(811)
Futures	—	—	(186)
Foreign currency translations	(1)	110	(699)

Change in net unrealized appreciation/depreciation	(1,257)	28,419	(1,696)

Net realized/unrealized gains (losses)	(9,445)	24,605	(1,281)

Change in net assets resulting from operations	$(9,103)	$28,810	$(834)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Global Natural Resources Fund		International Realty Fund
	Year Ended 10/31/2012	Period Ended 10/31/2011 (a)	Year Ended 10/31/2012	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$342	$66	$4,205	$2,105
Net realized gain (loss)	(8,188)	(1,841)	(3,814)	1,955
Change in net unrealized appreciation/depreciation	(1,257)	(8,031)	28,419	(14,215)

Change in net assets resulting from operations	(9,103)	(9,806)	28,810	(10,155)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(20)	—	(573)	(1,417)
Class C
From net investment income	(4)	—	(30)	(124)
Class R2
From net investment income	— (b)	—	—	—
Class R5
From net investment income	(178)	—	(3,399)	(3,713)
Class R6 (c)
From net investment income	— (b)	—	—	—
Select Class
From net investment income	(223)	—	(484)	(759)

Total distributions to shareholders	(425)	—	(4,486)	(6,013)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	15,849	79,732	45,046	62,759

NET ASSETS:
Change in net assets	6,321	69,926	69,370	46,591
Beginning of period	69,926	—	119,153	72,562

End of period	$76,247	$69,926	$188,523	$119,153

Accumulated undistributed net investment income	$354	$144	$2,445	$480

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class of shares effective November 30, 2011 for Global Natural Resources Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	25

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Strategic Preservation Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$447	$1,147
Net realized gain (loss)	415	159
Change in net unrealized appreciation/depreciation	(1,696)	(929)

Change in net assets resulting from operations	(834)	377

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(3,921)	—
Class C
From net realized gains	(58)	—
Class R5
From net realized gains	(8)	—
Select Class
From net realized gains	(159)	—

Total distributions to shareholders	(4,146)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(11,076)	(64,788)

NET ASSETS:
Change in net assets	(16,056)	(64,411)
Beginning of period	56,700	121,111

End of period	$40,644	$56,700

Accumulated undistributed (distributions in excess of) net investment income	$1,077	$(406)

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

	Global Natural Resources Fund		International Realty Fund
	Year Ended 10/31/2012	Period Ended 10/31/2011 (a)	Year Ended 10/31/2012	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,598	$5,001	$8,676	$16,701
Dividends and distributions reinvested	20	—	556	1,375
Cost of shares redeemed	(1,925)	(1,174)	(8,664)	(11,490)
Redemption fees	—	1	—	—	(b)

Change in net assets resulting from Class A capital transactions	$1,693	$3,828	$568	$6,586

Class C
Proceeds from shares issued	$840	$749	$272	$608
Dividends and distributions reinvested	4	—	24	102
Cost of shares redeemed	(558)	(75)	(625)	(495)
Redemption fees	—	— (b)	—	—	(b)

Change in net assets resulting from Class C capital transactions	$286	$674	$(329)	$215

Class R2
Proceeds from shares issued	$— (b)	$50	$—	$—
Dividends and distributions reinvested	— (b)	—	—	—
Redemption fees	—	— (b)	—	—

Change in net assets resulting from Class R2 capital transactions	$— (b)	$50	$—	$—

Class R5
Proceeds from shares issued	$13,400	$25,783	$49,751	$46,120
Dividends and distributions reinvested	178	—	3,399	3,713
Cost of shares redeemed	(29,703)	(1,873)	(21)	—
Redemption fees	—	— (b)	—	—

Change in net assets resulting from Class R5 capital transactions	$(16,125)	$23,910	$53,129	$49,833

Class R6 (c)
Proceeds from shares issued	$33,463	$—	$—	$—
Dividends and distributions reinvested	— (b)	—	—	—
Cost of shares redeemed	(6,505)	—	—	—

Change in net assets resulting from Class R6 capital transactions	$26,958	$—	$—	$—

Select Class
Proceeds from shares issued	$15,083	$64,319	$2,479	$7,559
Dividends and distributions reinvested	13	—	472	738
Cost of shares redeemed	(12,059)	(13,055)	(11,273)	(2,172)
Redemption fees	—	6	—	—	(b)

Change in net assets resulting from Select Class capital transactions	$3,037	$51,270	$(8,322)	$6,125

Total change in net assets resulting from capital transactions	$15,849	$79,732	$45,046	$62,759

a)	Commencement of operations was November 30, 2010.
b)	Amount rounds to less than $1,000.
c)	Commencement of offering of class of shares effective November 30, 2011 for Global Natural Resources Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Natural Resources Fund		International Realty Fund
	Year Ended 10/31/2012	Period Ended 10/31/2011 (a)	Year Ended 10/31/2012	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	295	326	969	1,762
Reinvested	2	—	73	145
Redeemed	(159)	(77)	(993)	(1,199)

Change in Class A Shares	138	249	49	708

Class C
Issued	67	50	32	63
Reinvested	— (b)	—	3	11
Redeemed	(46)	(5)	(75)	(52)

Change in Class C Shares	21	45	(40)	22

Class R2
Issued	—	3	—	—
Reinvested	— (b)	—	—	—

Change in Class R2 Shares	— (b)	3	—	—

Class R5
Issued	1,051	1,811	5,716	4,941
Reinvested	15	—	444	389
Redeemed	(2,736)	(137)	(3)	—

Change in Class R5 Shares	(1,670)	1,674	6,157	5,330

Class R6 (c)
Issued	3,087	—	—	—
Reinvested	— (b)	—	—	—
Redeemed	(610)	—	—	—

Change in Class R6 Shares	2,477	—	—	—

Select Class
Issued	1,365	4,072	283	840
Reinvested	1	—	62	78
Redeemed	(969)	(905)	(1,204)	(223)

Change in Select Class Shares	397	3,167	(859)	695

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than 1,000.
(c)	Commencement of offering of class of shares effective November 30, 2011 for Global Natural Resources Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

	Strategic Preservation Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,659	$28,805
Dividends and distributions reinvested	3,918	—
Cost of shares redeemed	(24,488)	(95,104)

Change in net assets resulting from Class A capital transactions	$(11,911)	$(66,299)

Class C
Proceeds from shares issued	$320	$424
Dividends and distributions reinvested	58	—
Cost of shares redeemed	(497)	(20)

Change in net assets resulting from Class C capital transactions	$(119)	$404

Class R5
Dividends and distributions reinvested	8	—

Change in net assets resulting from Class R5 capital transactions	$8	$—

Select Class
Proceeds from shares issued	$3,537	$5,275
Dividends and distributions reinvested	159	—
Cost of shares redeemed	(2,750)	(4,168)

Change in net assets resulting from Select Class capital transactions	$946	$1,107

Total change in net assets resulting from capital transactions	$(11,076)	$(64,788)

SHARE TRANSACTIONS:
Class A
Issued	609	1,896
Reinvested	279	—
Redeemed	(1,715)	(6,256)

Change in Class A Shares	(827)	(4,360)

Class C
Issued	24	28
Reinvested	4	—
Redeemed	(36)	(2)

Change in Class C Shares	(8)	26

Class R5
Reinvested	— (a)	—

Change in Class R5 Shares	— (a)	—

Select Class
Issued	244	345
Reinvested	11	—
Redeemed	(191)	(272)

Change in Select Class Shares	64	73

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Global Natural Resources Fund
Class A
Year Ended October 31, 2012	$13.57	$0.02	(f)	$(1.84)	$(1.82)	$(0.07)	$—
November 30, 2010 (e) through October 31, 2011	15.00	(0.02	)(f)	(1.41)	(1.43)	—	—	(g)

Class C
Year Ended October 31, 2012	13.51	(0.04	)(f)	(1.83)	(1.87)	(0.06)	—
November 30, 2010 (e) through October 31, 2011	15.00	(0.09	)(f)	(1.40)	(1.49)	—	—	(g)

Class R2
Year Ended October 31, 2012	13.54	(0.02	)(f)	(1.83)	(1.85)	(0.01)	—
November 30, 2010 (e) through October 31, 2011	15.00	(0.06	)(f)	(1.40)	(1.46)	—	—	(g)

Class R5
Year Ended October 31, 2012	13.63	0.07	(f)	(1.85)	(1.78)	(0.11)	—
November 30, 2010 (e) through October 31, 2011	15.00	0.04	(f)	(1.41)	(1.37)	—	—	(g)

Class R6
November 30, 2011 (j) through October 31, 2012	13.49	0.08	(f)	(1.71)	(1.63)	(0.11)	—

Select Class
Year Ended October 31, 2012	13.60	0.05	(f)	(1.85)	(1.80)	(0.08)	—
November 30, 2010 (e) through October 31, 2011	15.00	0.02	(f)	(1.42)	(1.40)	—	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Commencement of operations.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012.
(j)	Commencement of offering of class of shares.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate* (b)

$11.68	(13.45)%	$4,519	1.30%		0.16%		1.88%		38%
13.57	(9.53)	3,377	1.29	(i)	(0.15	)(i)	2.00	(h)(i)	23

11.58	(13.88)	768	1.80		(0.36)		2.38		38
13.51	(9.93)	607	1.79	(i)	(0.63	)(i)	2.60	(h)(i)	23

11.68	(13.68)	39	1.55		(0.13)		2.12		38
13.54	(9.73)	45	1.54	(i)	(0.46	)(i)	3.90	(h)(i)	23

11.74	(13.11)	40	0.85		0.53		1.43		38
13.63	(9.13)	22,816	0.84	(i)	0.34	(i)	1.26	(h)(i)	23

11.75	(12.14)	29,103	0.79		0.74		1.37		38

11.72	(13.27)	41,778	1.05		0.43		1.62		38
13.60	(9.33)	43,081	1.05	(i)	0.12	(i)	1.83	(h)(i)	23

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Realty Fund
Class A
Year Ended October 31, 2012	$8.64	$0.21	(c)	$1.27	$1.48	$(0.27)	$—
Year Ended October 31, 2011	10.40	0.21	(c)	(1.16)	(0.95)	(0.81)	—	(d)
Year Ended October 31, 2010	9.72	0.34	(c)	1.23	1.57	(0.89)	—	(d)
Year Ended October 31, 2009	8.00	0.26	(c)	1.46	1.72	— (d)	—	(d)
Year Ended October 31, 2008	17.12	0.24	(c)	(8.50)	(8.26)	(0.86)	—	(d)

Class C
Year Ended October 31, 2012	8.48	0.16	(c)	1.27	1.43	(0.21)	—
Year Ended October 31, 2011	10.23	0.16	(c)	(1.14)	(0.98)	(0.77)	—	(d)
Year Ended October 31, 2010	9.62	0.27	(c)	1.23	1.50	(0.89)	—	(d)
Year Ended October 31, 2009	7.95	0.21	(c)	1.46	1.67	— (d)	—	(d)
Year Ended October 31, 2008	17.04	0.19	(c)	(8.47)	(8.28)	(0.81)	—	(d)

Class R5
Year Ended October 31, 2012	8.72	0.25	(c)	1.27	1.52	(0.31)	—
Year Ended October 31, 2011	10.48	0.24	(c)	(1.16)	(0.92)	(0.84)	—	(d)
Year Ended October 31, 2010	9.76	0.37	(c)	1.25	1.62	(0.90)	—	(d)
Year Ended October 31, 2009	8.03	0.30	(c)	1.48	1.78	(0.05)	—	(d)
Year Ended October 31, 2008	17.18	0.30	(c)	(8.54)	(8.24)	(0.91)	—	(d)

Select Class
Year Ended October 31, 2012	8.68	0.24	(c)	1.26	1.50	(0.30)	—
Year Ended October 31, 2011	10.43	0.21	(c)	(1.14)	(0.93)	(0.82)	—	(d)
Year Ended October 31, 2010	9.73	0.34	(c)	1.26	1.60	(0.90)	—	(d)
Year Ended October 31, 2009	8.01	0.29	(c)	1.46	1.75	(0.03)	—	(d)
Year Ended October 31, 2008	17.16	0.28	(c)	(8.54)	(8.26)	(0.89)	—	(d)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.
(e)	Includes interest expense of 0.01%.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate*

$9.85	18.03%	$22,646	1.40%		2.37%	1.74%	38%
8.64	(9.75)	19,437	1.40		2.26	1.90	44
10.40	17.90	16,029	1.40		3.76	2.17	75
9.72	21.55	5,539	1.40		3.35	2.35	129
8.00	(50.32)	4,012	1.41	(e)	1.90	2.43	108

9.70	17.56	1,196	1.90		1.89	2.24	38
8.48	(10.21)	1,389	1.90		1.67	2.40	44
10.23	17.20	1,443	1.90		3.01	2.67	75
9.62	21.05	931	1.90		2.77	2.85	129
7.95	(50.55)	5,022	1.91	(e)	1.50	2.85	108

9.93	18.51	157,283	0.95		2.83	1.28	38
8.72	(9.35)	84,380	0.95		2.51	1.44	44
10.48	18.37	45,570	0.95		3.98	1.72	75
9.76	22.36	25,271	0.95		3.83	1.91	129
8.03	(50.13)	24,306	0.96	(e)	2.51	1.76	108

9.88	18.28	7,398	1.15		2.78	1.50	38
8.68	(9.48)	13,947	1.15		2.20	1.65	44
10.43	18.16	9,520	1.15		3.68	1.92	75
9.73	21.99	8,592	1.15		3.73	2.13	129
8.01	(50.25)	5,818	1.16	(e)	2.27	2.10	108

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Strategic Preservation Fund
Class A
Year Ended October 31, 2012	$15.55	$0.14	(c)	$(0.38)	$(0.24)	$—	$(1.18)	$(1.18)
Year Ended October 31, 2011	15.32	0.19	(c)	0.04	0.23	—	—	—
Year Ended October 31, 2010	14.50	0.06	(c)	0.76	0.82	—	—	—
Year Ended October 31, 2009	14.25	0.03	(c)	0.60	0.63	(0.38)	—	(0.38)
Year Ended October 31, 2008	15.82	0.23	(c)	(1.71)	(1.48)	(0.09)	—	(0.09)

Class C
Year Ended October 31, 2012	15.33	0.07	(c)	(0.38)	(0.31)	—	(1.18)	(1.18)
Year Ended October 31, 2011	15.18	0.10	(c)	0.05	0.15	—	—	—
Year Ended October 31, 2010	14.45	(0.02	)(c)	0.75	0.73	—	—	—
Year Ended October 31, 2009	14.19	(0.04	)(c)	0.61	0.57	(0.31)	—	(0.31)
Year Ended October 31, 2008	15.77	0.15	(c)	(1.70)	(1.55)	(0.03)	—	(0.03)

Class R5
Year Ended October 31, 2012	15.74	0.21	(c)	(0.38)	(0.17)	—	(1.18)	(1.18)
Year Ended October 31, 2011	15.44	0.25	(c)	0.05	0.30	—	—	—
Year Ended October 31, 2010	14.56	0.12	(c)	0.76	0.88	—	—	—
Year Ended October 31, 2009	14.31	0.09	(c)	0.61	0.70	(0.45)	—	(0.45)
Year Ended October 31, 2008	15.86	0.30	(c)	(1.71)	(1.41)	(0.14)	—	(0.14)

Select Class
Year Ended October 31, 2012	15.64	0.18	(c)	(0.39)	(0.21)	—	(1.18)	(1.18)
Year Ended October 31, 2011	15.37	0.20	(c)	0.07	0.27	—	—	—
Year Ended October 31, 2010	14.52	0.08	(c)	0.77	0.85	—	—	—
Year Ended October 31, 2009	14.28	0.07	(c)	0.60	0.67	(0.43)	—	(0.43)
Year Ended October 31, 2008	15.84	0.27	(c)	(1.71)	(1.44)	(0.12)	—	(0.12)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate*

$14.13	(1.49)%	$37,488	1.34%	0.98%	1.85%	163%
15.55	1.50	54,108	1.34	1.22	1.56	87
15.32	5.66	120,086	1.32	0.39	1.48	78
14.50	4.52	56,450	1.32	0.23	2.10	47
14.25	(9.40)	191	1.35	1.50	3.91	89

13.84	(2.01)	511	1.84	0.49	2.36	163
15.33	0.99	702	1.84	0.69	2.12	87
15.18	5.05	292	1.81	(0.10)	1.99	78
14.45	4.05	235	1.84	(0.30)	3.28	47
14.19	(9.83)	190	1.85	1.00	4.41	89

14.39	(1.00)	108	0.89	1.42	1.41	163
15.74	1.94	109	0.89	1.65	1.15	87
15.44	6.04	107	0.86	0.82	1.04	78
14.56	5.00	101	0.89	0.66	2.35	47
14.31	(8.95)	96	0.90	1.95	3.46	89

14.25	(1.28)	2,537	1.09	1.22	1.61	163
15.64	1.76	1,781	1.09	1.29	1.40	87
15.37	5.85	626	1.09	0.52	1.34	78
14.52	4.80	9,545	1.09	0.46	2.55	47
14.28	(9.16)	9,109	1.10	1.76	3.61	89

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Natural Resources Fund	Class A, Class C, Class R2, Class R5, Class R6* and Select Class	Non-Diversified
International Realty Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
Strategic Preservation Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

The Global Natural Resources Fund commenced operations on November 30, 2010.

*	Class R6 Shares commenced operations on November 30, 2011 for the Global Natural Resources Fund.

The investment objectives of the Funds are as follows:

The JPMorgan Global Natural Resources Fund seeks to provide long-term capital appreciation.

The JPMorgan International Realty Fund will seek long-term capital growth.

The JPMorgan Strategic Preservation Fund seeks to provide a total return from a diversified portfolio of stocks and bonds.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management

36	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

JPMorgan Global Natural Resources Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$608	$9,787	$—	(a)	$10,395
Bermuda	311	—	—		311
Brazil	—	288	—		288
Canada	26,468	408	—		26,876
Colombia	263	—	—		263
Ireland	—	909	—		909
Netherlands	—	2,119	—		2,119
Norway	—	670	—		670
Russia	—	255	—		255
South Africa	—	831	—		831
Sweden	—	1,377	—		1,377
Switzerland	—	4,754	—		4,754
United Kingdom	—	13,851	—		13,851
United States	12,222	—	—		12,222

Total Common Stocks	39,872	35,249	—	(a)	75,121

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

JPMorgan Global Natural Resources Fund (continued)
	Level 1 Quoted prices		Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Rights
Australia	$—		$—	(a)	$—		$—	(a)
Warrants
Canada	—	(a)	—		—	(a)	—	(a)
Short-Term Investment
Investment Company	900		—		—		900

Total Investments in Securities	$40,772		$35,249		$—	(a)	$76,021

JPMorgan International Realty Fund
	Level 1 Quoted prices		Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—		$32,509		$—	(a)	$32,509
Canada	18,145		—		—		18,145
Finland	—		690		—		690
France	—		16,387		—		16,387
Germany	—		2,154		—		2,154
Hong Kong	—		40,105		—		40,105
Japan	—		34,979		—		34,979
Netherlands	—		4,727		—		4,727
Singapore	—		17,876		—		17,876
United Kingdom	—		18,703		—		18,703

Total Common Stocks	18,145		168,130		—	(a)	186,275

Warrant
Netherlands	—		—		—	(a)	—	(a)
Short-Term Investment
Investment Company	2,033		—		—		2,033

Total Investments in Securities	$20,178		$168,130		$—	(a)	$188,308

Appreciation in Other Financial Instruments

Forward Foreign Currency Exchange Contracts	$—		$177		$—		$177

Depreciation in Other Financial Instruments

Forward Foreign Currency Exchange Contracts	$—		$(160)		$—		$(160)

38	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

JPMorgan Strategic Preservation Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$191	$—	$191
Canada	54	—	—	54
Denmark	—	62	—	62
France	—	537	—	537
Germany	—	543	—	543
Israel	—	58	—	58
Italy	—	75	—	75
Japan	—	1,041	—	1,041
Netherlands	—	975	—	975
New Zealand	—	169	—	169
Norway	—	61	—	61
Singapore	—	116	—	116
Switzerland	25	1,159	—	1,184
United Kingdom	—	2,320	—	2,320
United States	6,372	—	—	6,372

Total Common Stocks	6,451	7,307	—	13,758

Preferred Stocks
Germany	—	94	—	94
United States	301	—	—	301

Total Preferred Stocks	301	94	—	395

Debt Securities
Convertible Bonds
France	—	361	—	361
Singapore	—	849	—	849
United Arab Emirates	—	388	—	388
United Kingdom	—	962	—	962
United States	—	1,010	—	1,010

Total Convertible Bonds	—	3,570	—	3,570

Corporate Bonds
Cayman Islands	—	732	—	732
France	—	869	—	869

Total Corporate Bonds	—	1,601	—	1,601

Foreign Government Securities	—	8,242	—	8,242
Supranational	—	4,645	—	4,645
U.S. Treasury Obligations	—	8,219	—	8,219
Short-Term Investment
Investment Company	1,700	—	—	1,700

Total Investments in Securities	$8,452	$33,678	$—	$42,130

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$48	$—	$48
Futures Contracts	145	—	—	145

Total Appreciation in Other Financial Instruments	$145	$48	$—	$193

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(282)	$—	$(282)
Futures Contracts	(46)	—	—	(46)

Total Depreciation in Other Financial Instruments	$(46)	$(282)	$—	$(328)

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

There were no transfers between Levels 1 and 2 during the year ended October 31, 2012.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

JPMorgan Global Natural Resources Fund	Balance as of 10/31/11		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases [1]	Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/12
Investments in Securities
Common Stocks — Australia	$—		$(9)	$(177)	$—	$—	$(13)	$199	$—	$—	(a)
Warrants — Canada	—	(a)	—	—	—	—	—	—	—	—	(a)

	$—	(a)	$(9)	$(177)	$—	$—	$(13)	$199	$—	$—	(a)

JPMorgan International Realty Fund	Balance as of 10/31/11		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases [1]	Sales [2]	Transfers into Level 3		Transfers out of Level 3	Balance as of 10/31/12
Investments in Securities
Common Stocks — Australia	$—	(a)	$—	$—	$—	$—	$—	$—		$—	$—	(a)
Warrant — Netherlands	—		—	—	—	—	—	—	(a)	—	—	(a)

	$—	(a)	$—	$—	$—	$—	$—	$—	(a)	$—	$—	(a)

(a)	Value is zero.
(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

Transfers into, or out of, Level 3 are valued utilizing values as of the beginning of the year.

The change in unrealized appreciation (depreciation) attributable to securities owned at October 31, 2012, which were valued using significant unobservable inputs (Level 3) was as follows (amounts in thousands):

Global Natural Resources Fund	$(177)
International Realty Fund	—

These amounts are included in change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of October 31, 2012, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following is the value and percentage of net assets of illiquid securities as of October 31, 2012:

	Value		Percentage
Global Natural Resources Fund	$—	(a)	—%
International Realty Fund	—	(a)	—

(a)	Value is zero.

C. Futures Contracts — The Strategic Preservation Fund uses treasury, index and financial futures contracts to gain or reduce exposure to the stock and bond market, enhance returns, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial

40	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended October 31, 2012 (amounts in thousands):

Strategic Preservation Fund
Average Notional Balance Long	$10,812
Average Notional Balance Short	13,875
Ending Notional Balance Long	19,595
Ending Notional Balance Short	18,909

D. Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. The Funds also buy forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the year ended October 31, 2012 (amounts in thousands):

	International Realty Fund	Strategic Preservation Fund
Average Settlement Value Purchased	$27,574	$6,103
Average Settlement Value Sold	18,810	25,032
Ending Settlement Value Purchased	18,182	2,680
Ending Settlement Value Sold	13,772	17,327

E. Summary of Derivatives Information — The following tables present the value of derivatives held as of October 31, 2012, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Realty Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$177

Liabilities:
Foreign exchange contracts	Payables	$(160)

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

Strategic Preservation Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$58	$—
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	87	—
Foreign exchange contracts	Receivables	—	48

Total		$145	$48

Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(2)	$—
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(44)	—
Foreign exchange contracts	Payables	—	(282)

Total		$(46)	$(282)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2012, by primary underlying risk exposure (amounts in thousands):

International Realty Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$(324)	$(324)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$115	$115

Strategic Preservation Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(558)	$—	$(558)
Foreign exchange contracts	—	1,256	1,256
Equity contracts	(1,343)	—	(1,343)

Total	$(1,901)	$1,256	$(645)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(28)	$—	$(28)
Foreign exchange contracts	—	(677)	(677)
Equity contracts	(158)	—	(158)

Total	$(186)	$(677)	$(863)

The Funds’ derivatives contracts held at October 31, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

42	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Offering and Organization Costs — Total offering costs of approximately $137,000 for the Global Natural Resources Fund paid in connection with the offering of shares of the Fund are amortized up to 12 months from the date the Fund commenced operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated undistributed net investment income	Accumulated net realized gains (losses)
Global Natural Resources Fund	$—	$293	$(293)
International Realty Fund	—	2,246	(2,246)
Strategic Preservation Fund	—	1,036	(1,036)

The reclassifications for the Funds relate primarily to foreign currency gains or losses, passive foreign investment companies (“PFICs”) gains or losses (Global Natural Resources Fund and International Realty Fund) and taxable special dividend (International Realty Fund).

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

M. Redemption Fees — Prior to May 2, 2011, shares of the Global Natural Resources Fund and International Realty Fund held for less than 60 days were generally subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees were paid directly to the applicable Fund and were credited to Paid-in-Capital. Effective May 2, 2011, shares of the Global Natural Resources Fund and International Realty Fund are no longer subject to a redemption fee regardless of how long such shares have been held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Global Natural Resources Fund	0.80%
International Realty Fund	0.90
Strategic Preservation Fund	0.60

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2012, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services, Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Global Natural Resources Fund	0.25%	0.75%	0.50%
International Realty Fund	0.25	0.75	n/a
Strategic Preservation Fund	0.25	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Global Natural Resources Fund	$5		$1
International Realty Fund	1		—	(a)
Strategic Preservation Fund	—	(a)	3

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
Global Natural Resources Fund	0.25%	0.25%	0.25%	0.05%	0.25%
International Realty Fund	0.25	0.25	n/a	0.05	0.25
Strategic Preservation Fund	0.25	0.25	n/a	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

44	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class
Global Natural Resources Fund	1.30%	1.80%	1.55%	0.85%	0.80%	1.05%
International Realty Fund	1.40	1.90	n/a	0.95	n/a	1.15
Strategic Preservation Fund	1.35	1.85	n/a	0.90	n/a	1.10

The expense limitation agreements were in effect for the year ended October 31, 2012. The contractual expense limitation percentages in the table above are in place until at least February 28, 2013.

For the year ended October 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Global Natural Resources Fund	$357	$47	$—	$404
International Realty Fund	311	118	76	505
Strategic Preservation Fund	185	28	16	229

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2012 were as follows (amounts in thousands):

Global Natural Resources Fund	$5
International Realty Fund	4
Strategic Preservation Fund	5

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

4. Investment Transactions

During the year ended October 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Global Natural Resources Fund	$39,738	$25,894	$—	$—
International Realty Fund	101,215	56,868	—	—
Strategic Preservation Fund	49,486	62,694	17,470	12,135

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Natural Resources Fund	$87,008	$3,760	$14,747	$(10,987)
International Realty Fund	175,586	13,617	895	12,722
Strategic Preservation Fund	40,339	1,920	129	1,791

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of PFICs (Global Natural Resources Fund and International Realty Fund), wash sale loss deferrals and taxable special dividend (International Realty Fund).

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital gains	Total Distributions Paid
Global Natural Resources Fund	$425	$—	$425
International Realty Fund	4,486	—	4,486
Strategic Preservation Fund	972	3,174	4,146

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
International Realty Fund	$6,013	$6,013

As of October 31, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Global Natural Resources Fund	$1,377	$(9,723)	$(10,987)
International Realty Fund	10,743	(32,276)	12,712
Strategic Preservation Fund	864	(117)	1,868

The cumulative timing differences primarily consist of mark to market of PFICs (Global Natural Resources Fund and International Realty Fund), mark to market of forward foreign currency contracts (Strategic Preservation Fund), taxable special dividends (International Realty Fund) and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

46	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

As of October 31, 2012, the following Funds had post-enactment net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Global Natural Resources Fund	$4,466	$3,455
International Realty Fund	1,537	4,173
Strategic Preservation Fund	117	—

As of October 31, 2012, the following Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2015	2016	2017	2018	2019	Total
Global Natural Resources Fund	$—	$—	$—	$—	$1,802	$1,802
International Realty Fund	1,161	9,106	13,760	2,062	477	26,566

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Global Natural Resources Fund	48.9%	30.7%
International Realty Fund	—	79.5

In addition, Strategic Preservation Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2012, substantially all of the International Realty Fund’s net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

As of October 31, 2012, the Global Natural Resources Fund invested approximately 35.4% of its total investments in issuers in Canada, the International Realty Fund invested approximately 21.3% of its total investments in issuers in Hong Kong and the Strategic Preservation Fund invested approximately 37.8% of its total investments in the United States. As of October 31, 2012, the Global Natural Resources Fund invested approximately 71.8% and 27.0% of its total investments in the Metals & Mining and Oil, Gas & Consumable Fuels industries, respectively. The International Realty Fund invested approximately 43.9% and 32.9% of its total investments in the Real Estate Management & Development and Diversified industries, respectively.

Because the Global Natural Resources Fund invests a substantial portion of its assets in the natural resources sector, events that affect natural resources will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. In addition, certain natural resources sub-sectors are subject to greater governmental regulation than are other industries; therefore, changes in tax and other government regulations may be more likely to adversely affect the Fund.

The International Realty Fund invests primarily in shares of real estate securities. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

The Strategic Preservation Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

48	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Global Natural Resources Fund, JPMorgan International Realty Fund and JPMorgan Strategic Preservation Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Realty Fund and JPMorgan Strategic Preservation Fund (each a separate Fund of JPMorgan Trust I) at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and the financial position of JPMorgan Global Natural Resources Fund (a separate Fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 30, 2010 (commencement of operations) through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2012

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	49

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	168	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	168	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	168	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	168	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	168	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	168	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	168	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	168	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	168	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

50	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	168	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	168	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	168	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	168	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Messrs. Armstrong, Reid, and Spalding are retiring from the Board of Trustees effective December 31, 2012. The other Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (168 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	51

TRUSTEES

(Unaudited) (continued)

In order to fill the vacancies created by the retirement of Messrs. Reid, Armstrong, and Spalding effective December 31, 2012, the Board appointed Mary E. Martinez and Mitchell M. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013. Information about Ms. Martinez, Mr. Merin, and Ms. Pardo is set forth below:

Name (Year of Birth)	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years

Mary E. Martinez (1960)	Associate, Special Properties, a Christie’s International Real Estate Affiliate
	(2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006 -Present)

Mitchell M. Merin (1953)	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

Marian U. Pardo* (1946)	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) 2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

*	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she will irrevocably waive effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which will end on January 1, 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

52	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	53

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2012, and continued to hold your shares at the end of the reporting period, October 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Global Natural Resources Fund
Class A
Actual	$1,000.00	$915.40	$6.21	1.29%
Hypothetical	1,000.00	1,018.65	6.55	1.29
Class C
Actual	1,000.00	913.20	8.61	1.79
Hypothetical	1,000.00	1,016.14	9.07	1.79
Class R2
Actual	1,000.00	914.60	7.41	1.54
Hypothetical	1,000.00	1,017.39	7.81	1.54
Class R5
Actual	1,000.00	917.20	4.10	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class R6
Actual	1,000.00	918.00	3.81	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79
Select Class
Actual	1,000.00	916.30	5.01	1.04
Hypothetical	1,000.00	1,019.91	5.28	1.04

International Realty Fund
Class A
Actual	1,000.00	1,118.00	7.45	1.40
Hypothetical	1,000.00	1,018.10	7.10	1.40
Class C
Actual	1,000.00	1,114.90	10.10	1.90
Hypothetical	1,000.00	1,015.58	9.63	1.90

54	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

	Beginning Account Value, May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
International Realty Fund (continued)
Class R5
Actual	$1,000.00	$1,119.50	$5.06	0.95%
Hypothetical	1,000.00	1,020.36	4.82	0.95
Select Class
Actual	1,000.00	1,118.90	6.13	1.15
Hypothetical	1,000.00	1,019.36	5.84	1.15

Strategic Preservation Fund
Class A
Actual	1,000.00	1,002.10	6.74	1.34
Hypothetical	1,000.00	1,018.40	6.80	1.34
Class C
Actual	1,000.00	999.30	9.25	1.84
Hypothetical	1,000.00	1,015.89	9.32	1.84
Class R5
Actual	1,000.00	1,004.90	4.49	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89
Select Class
Actual	1,000.00	1,003.50	5.49	1.09
Hypothetical	1,000.00	1,019.66	5.53	1.09

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	55

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing that the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by J.P. Morgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement

56	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The

Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	57

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

by the Advisor and the independent consultant and also considered the special analysis that was done by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Global Natural Resources Fund’s performance was in the fifth quintile for both Class A and Select Class shares for the one year period ended December 31, 2011. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of next year.

The Trustees noted that the International Realty Fund’s performance was in the fourth, fourth and third quintiles for Class A shares and in the third, fourth and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the Equity subcommittee at each of their regular meetings over the course of next year.

The Trustees noted that the Strategic Preservation Fund’s performance was in the first and fifth quintiles both for Class A and Select Class shares for the one- and three-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Global Natural Resources Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Realty Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Strategic Preservation Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class Shares were in the third and fourth quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

58	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2012

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended October 31, 2012:

Dividends Received Deduction
Global Natural Resources Fund	10.52%

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Global Natural Resources Fund	$425
International Realty Fund	4,486

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2012, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Global Natural Resources Fund	$904	$22
International Realty Fund	6,141	395
Strategic Preservation Fund	674	8

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December, 2012. These shareholders will receive more detailed information along with 2008 Form 1099-DIV.

OCTOBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	59

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. October 2012.	AN-SPEC2-1012

J.P. Morgan International Equity Funds

Annual Report

October 31, 2012

JPMorgan International Opportunities Plus Fund

J.P. Morgan Funds

Annual Report

October 31, 2012

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

J.P. Morgan Funds

CEO’s Letter (Unaudited)

November 26, 2012

Dear Shareholder:

Global equity markets continued to seesaw against an uncertain macroeconomic and geopolitical backdrop. In the U.S., improving economic data has been overshadowed by the pending “fiscal cliff.” Concerns about a potential economic “hard landing” in China remain, while escalating tension in the Middle East recently resulted in a conflict between Israel and Hamas, exacerbating fears about the stability of the region. Europe’s debt crisis continues and global equity prices have fluctuated with investors’ changing perception about the viability of corrective actions taken by the European Central Bank.

Despite these sharp swings in market momentum, stocks in most parts of the world posted positive returns for the twelve months ended October 31, 2012. Accommodative monetary policies have been a significant catalyst for the positive returns for stocks during the past year and continue to keep yields at historically low levels. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging markets debt in search of higher yielding securities. Higher demand for these securities as well as positive fundamentals led to positive returns for high yield bonds and emerging markets debt during the 12 months ended October 31, 2012.

Quote “The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors.”

U.S. Treasury Yields Remain Low while U.S. Stocks Outperform

Real yields are negative on many parts of the yield curve, meaning that the payment that investors will receive from these bonds is less than the expected rate of inflation. Holders of these securities are willing to see the purchasing power of their money decline in order to access the perceived safety of U.S.

Treasury securities, likely a reflection of the elevated level of uncertainty among investors. The yield for 10-year U.S. Treasury securities ended October 2012 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 2.9%, respectively.

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended October 31, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks, which were weighed down by Europe’s ongoing debt crisis and concerns about an economic “hard landing” in China.

Emerging Markets: An Evolving Asset Class

While the Chinese economy rightfully commands a large amount of attention from emerging markets investors, the asset class encompasses a wide range of countries with diverse cultural and political standards and evolving industries. Changes to local political administrations and economic policies can alter the investment landscape of an emerging market. For example, recently elected Mexican president Pena Nieto has pledged to focus on energy, labor and tax reforms, which has attracted more foreign investors who welcome the proposed business-friendly changes. On the other side of the spectrum, Russia’s recent presidential election has elevated geopolitical risk and therefore lowered the willingness of investors to invest in local Russian companies.

The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors. The volatility and differences in emerging markets can also create attractive investment opportunities for active managers with the resources in place to monitor disparate emerging economies and the companies that operate in them.

1

Emerging markets securities can be a valuable tool for investors as they construct their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2

JPMorgan International Opportunities Plus Fund

Fund Commentary

Twelve Months Ended October 31, 2012 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	6.52%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	4.61%
Net Assets as of 10/31/2012	$5,288,259

INVESTMENT OBJECTIVE**

The JPMorgan International Opportunities Plus Fund (the “Fund”) seeks to provide long-term capital appreciation.

HOW DID THE MARKET PERFORM?

The debt crisis in Europe continued to be a major source of uncertainty in capital markets. Global equity prices rose and fell with investors’ changing perception about the viability of actions taken by the European Central Bank to curb the crisis. Escalating political and social unrest in the Middle East and concerns about an economic “hard landing” in China also weighed on investor sentiment during the reporting period. Despite these concerns, international stocks posted positive returns during the reporting period as the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) gained 4.61% for the twelve months ended October 31, 2012.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Benchmark for the twelve months ended October 31, 2012. The Fund’s stock selection in the retail and semiconductors sectors contributed to the Fund’s relative performance. The Fund’s stock selection and underweight versus the Benchmark in the banks and finance sector and stock selection in the energy sector detracted from the Fund’s relative performance.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Samsung Electronics Co., Ltd., InterContinental Hotels Group plc and Hon Hai Precision Industry Co., Ltd. Shares of semiconductor, electronics and communications-equipment provider Samsung Electronics Co., Ltd. benefited as the company’s earnings were bolstered by robust sales for its smart phones and a turnaround in its display business. Shares of hotel operator InterContinental Hotels Group plc benefited as growth in U.S. and China operations bolstered earnings and the company continued to return capital to shareholders. Shares of Hon Hai Precision Industry Co., Ltd. increased as revenues continued to grow, bolstered by strong sales of Apple products. Apple Inc. is the largest client of the Taiwanese consumer electronics contract manufacturer.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Nippon Sheet Glass Co., Ltd., Mitsubishi Electric Corp. and BG Group plc. Shares of Japanese glass maker Nippon Sheet Glass Co., Ltd. declined as the slowdown in European auto and construction activity, increased competition from Chinese manufacturers and the resignation of the company’s U.S. head of operations weighed on the stock. Mitsubishi Electric Corp. is a Japanese electronics maker. The stock declined as orders for factory automation equipment slowed and the company was prohibited from bidding on state contracts after the Japanese government accused the company of overcharging. Shares of BG Group plc, which is engaged in the exploration, development and production of natural gas and oil, declined following the company’s announcement that project delays would hold back output growth next year.

3

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, utilizing a proprietary dividend discount model to rank stocks within each sector. The Fund’s portfolio managers established long positions in stocks they believed were attractive and short positions in stocks that they believed were unattractive. The Fund’s portfolio managers used total return swaps to replicate the performance of a portfolio of long and short positions. The Fund’s average long-to-short exposure over the reporting period was 118% to 18%. In addition, the Fund employed futures and foreign currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the Benchmark.

4

	TOP TEN LONG EQUITY HOLDINGS OF THE
	PORTFOLIO(a)(b)
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.3%
2.	Rio Tinto plc (United Kingdom)	3.0
3.	Unilever N.V. (Netherlands)	2.7
4.	British American Tobacco plc (United Kingdom)	1.9
5.	BG Group plc (United Kingdom)	1.7
6.	HSBC Holdings plc (United Kingdom)	1.8
7.	Mitsubishi UFJ Financial Group, Inc. (Japan)	1.7
8.	Roche Holding AG (Switzerland)	1.7
9.	Pearson plc (United Kingdom)	1.7
10.	Sanofi (France)	1.7

	TOP TEN SHORT EQUITY HOLDINGS OF THE
	PORTFOLIO(a)(b)
1.	Daiwa Securities Group, Inc. (Japan)	0.5%
2.	StarHub Ltd. (Singapore)	0.5
3.	Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	0.5
4.	Cap Gemini S.A. (France)	0.5
5.	Mitsubishi Motors Corp. (Japan)	0.5
6.	Ono Pharmaceutical Co., Ltd. (Japan)	0.5
7.	Turkiye Garanti Bankasi AS (Turkey)	0.5
8.	Raiffeisen Bank International AG (Austria)	0.4
9.	Newcrest Mining Ltd. (Australia)	0.4
10.	Outotec OYJ (Finland)	0.4

PORTFOLIO COMPOSITION BY COUNTRY (a)(b)	Long	Short	Net
United Kingdom	28.8%	-3.0%	25.8%
Japan	28.3	-5.0	23.3
Germany	12.5	-0.8	11.7
Netherlands	7.7	-0.3	7.4
Switzerland	7.2	-0.8	6.4
France	6.7	-1.1	5.6
Hong Kong	3.6	-0.7	2.9
Ireland	3.3	0.0	3.3
Sweden	3.1	-0.7	2.4
Australia	2.9	-1.1	1.8
China	2.6	-0.3	2.3
South Korea	2.0	0.0	2.0
Belgium	1.6	0.0	1.6
Canada	1.4	0.0	1.4
Taiwan	1.1	-0.5	0.6
Others (each less than 1.0%)	5.2	-3.7	1.5

	118.0	-18.0	100.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)	Percentages indicated are based upon total investments plus the current value of the total net long and short positions within the Portfolio Swap as of October 31, 2012. The Fund’s portfolio composition is subject to change.
(b)	The Fund has entered into a Portfolio Swap, which provides exposure equivalent to a portfolio of long and short securities. The percentages calculated in the tables above include the current values of the long or short positions within the Portfolio Swap as of October 31, 2012, as applicable.

5

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION
	DATE OF			SINCE
	CLASS	1 YEAR	3 YEAR	INCEPTION
CLASS A SHARES	10/14/09
Without Sales Charge		6.23%	3.63%	1.61%
With Sales Charge*		0.64	1.79	(0.17)

CLASS C SHARES	10/14/09
Without CDSC		5.72	3.11	1.11
With CDSC**		4.72	3.11	1.11
SELECT CLASS SHARES	10/14/09	6.52	3.90	1.87

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales change) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (10/14/09 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

6

The Fund commenced operations on October 14, 2009.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Opportunities Plus Fund, the MSCI EAFE Index and the Lipper Long/Short Equity Funds Index from October 14, 2009 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Lipper Long/Short Equity Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Long/Short Equity Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

7

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.4%
	Australia — 2.8%
3,133	Australia & New Zealand Banking Group Ltd. (m)	82,652
11,266	Goodman Group (m)	51,719
4,423	Stockland (m)	15,870

		150,241

	Belgium — 1.5%
681	Solvay S.A. (m)	81,994

	Canada — 1.4%
3,181	First Quantum Minerals Ltd. (m)	71,503

	China — 2.6%
15,000	China Shenhua Energy Co., Ltd., Class H (m)	63,558
18,000	CNOOC Ltd. (m)	37,044
9,600	Sands China Ltd. (m)	35,886

		136,488

	Denmark — 0.5%
293	Carlsberg A/S, Class B (m)	25,291

	Finland — 0.9%
4,270	Stora Enso OYJ, Class R (m)	27,010
2,158	UPM-Kymmene OYJ (m)	23,170

		50,180

	France — 6.4%
1,856	GDF Suez (m)	42,600
987	Sanofi (m)	86,686
1,325	Schneider Electric S.A. (m)	82,964
837	Sodexo (m)	64,478
769	Total S.A. (m)	38,735
102	Unibail-Rodamco SE (m)	22,974

		338,437

	Germany — 7.5%
583	Allianz SE (m)	72,423
928	Bayer AG (m)	80,915
390	Continental AG (m)	39,254
1,294	Deutsche Boerse AG (m)	70,116
1,558	Deutsche Lufthansa AG (m)	23,836
2,411	Deutsche Telekom AG (m)	27,506
2,435	E.ON AG (m)	55,433
406	SAP AG (m)	29,607

		399,090

	Hong Kong — 3.2%
16,000	Belle International Holdings Ltd. (m)	29,671

SHARES	SECURITY DESCRIPTION	VALUE($)
	Hong Kong — Continued
24,000	China Overseas Land & Investment Ltd. (m)	62,492
8,000	Hutchison Whampoa Ltd. (m)	78,372

		170,535

	Indonesia — 0.8%
89,000	Perusahaan Gas Negara Persero Tbk PT (m)	42,925

	Ireland — 2.9%
4,524	Experian plc (m)	78,270
437	Paddy Power plc (m)	32,240
1,552	Shire plc (m)	43,641

		154,151

	Israel — 0.7%
867	Teva Pharmaceutical Industries Ltd., ADR (m)	35,044

	Italy — 0.5%
1,194	ENI S.p.A. (m)	27,475

	Japan — 25.0%
600	Astellas Pharma, Inc. (m)	29,843
2,000	Canon, Inc. (m)	64,999
26	Dai-ichi Life Insurance Co., Ltd. (The) (m)	29,977
200	FANUC Corp. (m)	31,863
2,000	Fuji Heavy Industries Ltd. (m)	19,280
12,000	Fujitsu Ltd. (m)	46,168
600	Hisamitsu Pharmaceutical Co., Inc. (m)	31,023
14,000	Hitachi Ltd. (m)	74,245
2,100	Honda Motor Co., Ltd. (m)	63,133
1,100	Japan Airlines Co., Ltd. (a) (m)	52,361
2,200	Japan Tobacco, Inc. (m)	60,835
1,800	Komatsu Ltd. (m)	37,718
6,000	Marubeni Corp. (m)	38,879
8,000	Mitsubishi Electric Corp. (m)	59,798
3,000	Mitsubishi Estate Co., Ltd. (m)	59,372
6,000	Mitsubishi Heavy Industries Ltd. (m)	25,273
20,300	Mitsubishi UFJ Financial Group, Inc. (m)	91,837
1,400	Mitsui & Co., Ltd. (m)	19,733
2,000	Mitsui Fudosan Co., Ltd. (m)	40,430
8,300	Nissan Motor Co., Ltd. (m)	69,416
350	Nitori Holdings Co., Ltd. (m)	28,582
9,900	Nomura Holdings, Inc. (m)	35,787
630	ORIX Corp. (m)	64,707
300	Otsuka Corp. (m)	24,460

SEE NOTES TO FINANCIAL STATEMENTS.

8

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Japan — Continued
400	Rinnai Corp. (m)	27,320
1,300	Sega Sammy Holdings, Inc. (m)	24,503
2,500	Sumitomo Mitsui Financial Group, Inc. (m)	76,393
2,400	Sumitomo Rubber Industries Ltd. (m)	28,294
900	Sundrug Co., Ltd. (m)	33,148
2,000	Yamato Holdings Co., Ltd. (m)	30,467

		1,319,844

	Netherlands — 7.4%
1,443	ASML Holding N.V. (m)	79,325
5,015	Royal Dutch Shell plc, Class A (m)	171,921
3,849	Unilever N.V., CVA (m)	141,468

		392,714

	New Zealand — 0.8%
22,404	Telecom Corp. of New Zealand Ltd. (m)	44,290

	Norway — 0.5%
901	Algeta ASA (a) (m)	24,233

	South Korea — 2.0%
152	LG Chem Ltd. (m)	42,639
54	Samsung Electronics Co., Ltd. (m)	64,802

		107,441

	Spain — 0.7%
295	Inditex S.A. (m)	37,669

	Sweden — 3.1%
1,508	Electrolux AB (m)	38,659
3,332	Swedbank AB, Class A (m)	61,890
6,977	Telefonaktiebolaget LM Ericsson, Class B (m)	61,810

		162,359

	Switzerland — 6.3%
924	Cie Financiere Richemont S.A., Class A (m)	59,966
2,738	Credit Suisse Group AG (a) (m)	63,673
838	Nestle S.A. (m)	53,203
471	Roche Holding AG (m)	90,726
916	Swiss Re AG (a) (m)	63,385

		330,953

	Taiwan — 1.1%
9,364	Hon Hai Precision Industry Co., Ltd., Reg. S, GDR (m)	57,048

SHARES	SECURITY DESCRIPTION	VALUE($)
	United Kingdom — 18.8%
1,330	Associated British Foods plc (m)	29,764
5,409	BG Group plc (m)	100,428
346	British American Tobacco plc (m)	17,162
7,963	BT Group plc (m)	27,366
10,182	Centrica plc (m)	53,306
3,504	GlaxoSmithKline plc (m)	78,516
9,836	HSBC Holdings plc (m)	96,976
1,092	InterContinental Hotels Group plc (m)	27,018
2,886	Kingfisher plc (m)	13,512
4,324	Pearson plc (m)	86,942
5,338	Prudential plc (m)	73,310
3,125	Rio Tinto plc (m)	156,114
1,660	Rolls-Royce Holdings plc (a) (m)	22,940
914	SABMiller plc (m)	39,227
2,409	Standard Chartered plc (m)	57,037
967	Tullow Oil plc (m)	21,969
2,800	United Utilities Group plc (m)	30,613
21,904	Vodafone Group plc (m)	59,483

		991,683

	Total Common Stocks (Cost $4,830,626)	5,151,588

Preferred Stocks —2.5%
	Germany — 2.5%
729	Henkel AG & Co. KGaA (m)	58,289
357	Volkswagen AG (m)	74,122

		132,411

	United Kingdom — 0.0% (g)
126,160	Rolls-Royce Holdings plc (a) (m)	204

	Total Preferred Stocks (Cost $76,428)	132,615

	Total Investments — 99.9% (Cost $4,907,054)	5,284,203
	Other Assets in Excess of Liabilities — 0.1%	4,056

	NET ASSETS — 100.0%	$5,288,259

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

9

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	9.0%
Commercial Banks	8.8
Oil, Gas & Consumable Fuels	8.7
Insurance	4.5
Metals & Mining	4.3
Automobiles	4.3
Food Products	4.2
Real Estate Management & Development	3.1
Hotels, Restaurants & Leisure	3.0
Multi-Utilities	2.9
Semiconductors & Semiconductor Equipment	2.7
Electrical Equipment	2.7
Diversified Financial Services	2.6
Electronic Equipment, Instruments &
Components	2.5
Chemicals	2.4
Specialty Retail	2.1
Capital Markets	1.9
Diversified Telecommunication Services	1.9
Machinery	1.8
Real Estate Investment Trusts (REITs)	1.7
Media	1.6
Industrial Conglomerates	1.5
Professional Services	1.5
Tobacco	1.5
Airlines	1.4
Auto Components	1.3
Household Durables	1.2
Office Electronics	1.2
Beverages	1.2
Communications Equipment	1.2
Textiles, Apparel & Luxury Goods	1.1
Wireless Telecommunication Services	1.1
Trading Companies & Distributors	1.1
Household Products	1.1
Others (each less than 1.0%)	6.9

SEE NOTES TO FINANCIAL STATEMENTS.

10

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

Forward Foreign Currency Exchange Contracts
								NET
								UNREALIZED
CONTRACTS			SETTLEMENT	SETTLEMENT		VALUE AT		APPRECIATION
TO BUY	CURRENCY	COUNTERPARTY	DATE	VALUE		10/31/12		(DEPRECIATION)
5,306	CAD
3,321	for GBP	Credit Suisse International	01/08/13	$5,358	#	$5,305	#	$(53)
8,351	EUR
6,716	for GBP	Westpac Banking Corp.	01/08/13	10,835	#	10,832	#	(3)
12,269	EUR
124,224	for HKD	Barclays Bank plc	01/08/13	16,031	#	15,914	#	(117)
8,288	GBP
103,520	for HKD	Westpac Banking Corp.	01/08/13	13,359	#	13,372	#	13
1,061,490	JPY
10,343	for EUR	Credit Suisse International	01/08/13	13,416	#	13,307	#	(109)
2,780,043	JPY
273,293	for HKD	Credit Suisse International	01/08/13	35,268	#	34,851	#	(417)
21,100	AUD	Barclays Bank plc	01/08/13	21,644		21,782		138
20,550	AUD	Royal Bank of Scotland	01/08/13	21,034		21,215		181
320,830	AUD	TD Bank Financial Group	01/08/13	328,193		331,203		3,010
188,176	CHF	TD Bank Financial Group	01/08/13	201,376		202,285		909
143,787	DKK	Barclays Bank plc	01/08/13	25,181		25,017		(164)
206,355	DKK	Credit Suisse International	01/08/13	35,728		35,903		175
206,569	DKK	TD Bank Financial Group	01/08/13	35,891		35,940		49
93,324	EUR	Barclays Bank plc	01/08/13	121,435		121,047		(388)
64,814	EUR	Credit Suisse International	01/08/13	84,594		84,068		(526)
23,650	GBP	Barclays Bank plc	01/08/13	38,002		38,157		155
6,631	GBP	BNP Paribas	01/08/13	10,637		10,699		62
37,151	GBP	Credit Suisse International	01/08/13	59,863		59,940		77
7,794	GBP	Royal Bank of Scotland	01/08/13	12,471		12,575		104
5,185	GBP	Union Bank of Switzerland AG	01/08/13	8,314		8,365		51
129,558	HKD	Barclays Bank plc	01/08/13	16,709		16,719		10
1,472,079	JPY	Barclays Bank plc	01/08/13	18,914		18,454		(460)
564,292	JPY	BNP Paribas	01/08/13	7,217		7,074		(143)
3,840,478	JPY	Credit Suisse International	01/08/13	48,827		48,144		(683)
1,252,332	JPY	Royal Bank of Scotland	01/08/13	15,715		15,699		(16)
1,008,166	JPY	Westpac Banking Corp.	01/08/13	12,904		12,638		(266)
218,618	NOK	Royal Bank of Scotland	01/08/13	38,131		38,250		119
577,776	SEK	Royal Bank of Scotland	01/08/13	87,224		86,934		(290)
158,488	SGD	Royal Bank of Scotland	01/08/13	129,030		129,926		896

				$1,473,301		$1,475,615		$2,314

								NET
								UNREALIZED
CONTRACTS			SETTLEMENT	SETTLEMENT		VALUE AT		APPRECIATION
TO SELL	CURRENCY	COUNTERPARTY	DATE	VALUE		10/31/12		(DEPRECIATION)
65,129	CAD	Westpac Banking Corp.	01/08/13	$66,169		$65,115		$1,054
55,954	CHF	Barclays Bank plc	01/08/13	60,177		60,149		28
14,615	CHF	BNP Paribas	01/08/13	15,738		15,711		27
10,891	CHF	Credit Suisse International	01/08/13	11,634		11,708		(74)
8,745	EUR	BNP Paribas	01/08/13	11,341		11,343		(2)
8,309	EUR	Citibank, N.A.	01/08/13	10,744		10,777		(33)
31,064	EUR	Credit Suisse International	01/08/13	40,090		40,291		(201)

SEE NOTES TO FINANCIAL STATEMENTS.

11

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

						NET
						UNREALIZED
CONTRACTS			SETTLEMENT	SETTLEMENT	VALUE AT	APPRECIATION
TO SELL	CURRENCY	COUNTERPARTY	DATE	VALUE	10/31/12	(DEPRECIATION)
18,500	EUR	Royal Bank of Scotland	01/08/13	$24,119	$23,996	$123
134,486	EUR	Westpac Banking Corp.	01/08/13	173,823	174,437	(614)
13,448	GBP	Citibank, N.A.	01/08/13	21,525	21,698	(173)
10,064	GBP	State Street Corp.	01/08/13	16,110	16,237	(127)
260,611	GBP	Westpac Banking Corp.	01/08/13	421,027	420,473	554
306,419	HKD	Credit Suisse International	01/08/13	39,534	39,543	(9)
93,500	HKD	Royal Bank of Scotland	01/08/13	12,065	12,067	(2)
6,712,500	JPY	Barclays Bank plc	01/08/13	84,145	84,148	(3)
23,693,673	JPY	BNP Paribas	01/08/13	303,702	297,024	6,678
5,331,703	JPY	Citibank, N.A.	01/08/13	68,239	66,838	1,401
3,435,000	JPY	State Street Corp.	01/08/13	42,875	43,062	(187)
843,117	JPY	Westpac Banking Corp.	01/08/13	10,776	10,569	207
21,285	NZD	BNP Paribas	01/08/13	17,586	17,425	161
18,325	NZD	Morgan Stanley	01/08/13	15,079	15,002	77
175,750	SEK	Barclays Bank plc	01/08/13	26,656	26,444	212
49,850	SEK	Morgan Stanley	01/08/13	7,431	7,501	(70)
46,550	SEK	Royal Bank of Scotland	01/08/13	7,028	7,004	24

				$1,507,613	$1,498,562	$9,051

#	For cross-currency exchange contracts, the settlement value is the U.S. dollar market value at 10/31/12 of the currency being sold, and the value at 10/31/12 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

12

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
CVA	—	Dutch Certification
DKK	—	Danish Krone
EUR	—	Euro
GBP	—	British Pound
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
NOK	—	Norweigan Krone
NZD	—	New Zealand Dollar
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
Reg. S	—	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
(a)	—	Non-income producing security
(g)	—	Amount rounds to less than 0.1%
(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements and/or forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements are $5,177,453 and 98.0%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

13

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

Portfolio Swap* Outstanding at October 31, 2012

		TERMINATION
COUNTERPARTY	DESCRIPTION	DATE	VALUE
UBS	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	12/31/15	$25,743

Total			$25,743

*	See the accompanying “Additional Information—Portfolio Swap” for further details.

SEE NOTES TO FINANCIAL STATEMENTS.

14

JPMorgan International Opportunities Plus Fund

ADDITIONAL INFORMATION – PORTFOLIO SWAP

AS OF OCTOBER 31, 2012

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE ($) [1]	CURRENT VALUE ($) [2]	VALUE ($) [3]
Long Positions
France — 0.2%
Sodexo	13,082	13,082	—

Germany — 2.3%
BASF SE	77,145	77,145	—
Bayer AG	18,463	18,463	—
E.ON AG	114	114	—
Gerresheimer AG (a)	28,579	28,579	—

	124,301	124,301	—

Hong Kong — 0.4%
Belle International Holdings Ltd.	18,632	18,632	—

Ireland — 0.3%
Experian plc	2,227	2,227	—
Shire plc	14,767	14,767	—

	16,994	16,994	—

Japan — 3.0%
Canon, Inc.	6,459	6,459	—
Dentsu, Inc.	18,870	18,870	—
Japan Tobacco, Inc.	22,107	22,107	—
Mitsubishi Electric Corp.	7,466	7,466	—
Mitsui & Co., Ltd.	15,502	15,502	—
Seven & I Holdings Co., Ltd.	27,756	27,756	—
Softbank Corp.	12,662	12,662	—
Tokyo Electron Ltd.	26,945	26,945	—
Tokyu REIT, Inc.	26,368	26,368	—

	164,135	164,135	—

Netherlands — 0.2%
Royal Dutch Shell plc, Class A	10,904	10,904	—

Switzerland — 0.8%
Nestle S.A.	45,310	45,310	—

United Kingdom — 9.5%
Brammer plc	21,684	21,684	—
British American Tobacco plc	100,653	100,653	—
BT Group plc	17,256	17,256	—
GlaxoSmithKline plc	36,627	36,627	—
HSBC Holdings plc	62,720	62,720	—
Intercontinental Hotels Group plc	57,084	57,084	—
Kingfisher plc	55,842	55,842	—
Petrofac Ltd.	39,474	39,474	—
SABMiller plc	26,988	26,988	—
Tullow Oil plc	38,313	38,313	—
Vodafone Group plc	62,782	62,782	—

	519,423	519,423	—

Total Long Positions of Portfolio Swap	912,781	912,781	—

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE ($) [1]	CURRENT VALUE ($) [2]	VALUE ($) [3]
Short Positions
Australia — 1.1%
National Australia Bank Ltd.	21,257	21,257	—
Newcrest Mining Ltd.	22,881	22,881	—
Telstra Corp. Ltd.	13,851	13,851	—

	57,989	57,989	—

Austria — 1.1%
Raiffeisen Bank International
AG	23,272	23,272	—
Schoeller-Bleckmann Oilfield
Equipment AG	21,905	21,905	—
Verbund AG	16,966	16,966	—

	62,143	62,143	—

China — 0.3%
Lenovo Group Ltd.	17,685	17,685	—

Finland — 0.6%
Outotec OYJ	22,303	22,303	—
Ramirent OYJ	14,006	14,006	—

	36,309	36,309	—

France — 1.0%
Cap Gemini S.A.	25,178	25,178	—
JCDecaux S.A.	15,494	15,494	—
Publicis Groupe S.A.	16,486	16,486	—

	57,158	57,158	—

Germany — 0.8%
ElringKlinger AG	22,128	22,128	—
United Internet AG	21,306	21,306	—

	43,434	43,434	—

Hong Kong — 0.7%
Anta Sports Products (a)	17,032	17,032	—
ASM Pacific Technology Ltd.	18,952	18,952	—

	35,984	35,984	—

Italy — 0.4%
Davide Campari-Milano SpA	21,461	21,461	—

Japan — 4.8%
Asatsu-DK, Inc.	20,654	20,654	—
Daihatsu Motor Co Ltd.	17,512	17,512	—
Daiwa Securities Group, Inc.	27,884	27,884	—
Eisai Co., Ltd.	17,813	17,813	—
Hirose Electric Co., Ltd.	21,395	21,395	—
Kawasaki Heavy Industries, Ltd.	14,381	14,381	—
Konica Minolta Holdings, Inc.	16,598	16,598	—
Mitsubishi Motors Corp.	24,201	24,201	—
Nissin Foods Holdings Co., Ltd.	18,915	18,915	—
Ono Pharmaceutical Co., Ltd.	24,151	24,151	—
Shizuoka Bank Ltd. (The)	20,443	20,443	—

SEE NOTES TO FINANCIAL STATEMENTS.

15

JPMorgan International Opportunities Plus Fund

ADDITIONAL INFORMATION – PORTFOLIO SWAP

AS OF OCTOBER 31, 2012 (continued)

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE ($) [1]	CURRENT VALUE ($) [2]	VALUE ($) [3]
Japan — Continued
Takeda Pharmaceutical Co., Ltd.	18,590	18,590	—
Toyota Industries Corp.	19,993	19,993	—

	262,530	262,530	—

Netherlands — 0.3%
Eurocommercial Properties
NV	17,809	17,809	—

Singapore — 0.5%
StarHub Ltd.	27,152	27,152	—

Spain — 0.4%
Tecnicas Reunidas SA	21,167	21,167	—

Sweden — 0.7%
Alfa Laval AB	17,872	17,872	—
Hennes & Mauritz AB	20,409	20,409	—

	38,281	38,281	—

Switzerland — 0.8%
Baloise Holding AG	21,553	21,553	—
Schindler Holding AG	20,832	20,832	—

	42,385	42,385	—

Taiwan — 0.5%
Taiwan Semiconductor
Manufacturing Co., Ltd.	25,186	25,186	—

Turkey — 0.4%
Turkiye Garanti Bankasi AS	23,823	23,823	—

United Kingdom — 2.9%
Capita plc	15,249	15,249	—
Capital Shopping Centres
Group plc	20,420	20,420	—
Firstgroup plc	21,255	21,255	—
G4S plc	21,107	21,107	—
Marston’s plc	16,809	16,809	—
National Grid plc	21,970	21,970	—
PZ Cussons plc	19,086	19,086	—
RSA Insurance Group plc	21,057	21,057	—

	156,953	156,953	—

Total Short Positions of Portfolio Swap	947,449	947,449	—

Total of Long and Short Positions of Portfolio Swap	(34,668)	34,668	—

Cash and Other Receivables [4]			21,987
Financing Costs			(874)
Net Dividends			4,630

Net Swap Contract, at value			$25,743

NOTES TO ADDITIONAL INFORMATION - PORTFOLIO SWAP:

1	Notional value represents the market value (including any fees or commissions) of the long and short positions at the time they are established.
2	Current value represents the market value of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
3	Value represents the unrealized gain (loss) of the positions and was zero at October 31, 2012 as the swap reset on that day.
4	Cash and other receivables includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected in the Statement of Operations, when cash is settled with the counterparty.
(a)	Non-income producing security.

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2012

International
Opportunities
Plus Fund
ASSETS:
Investments in non-affiliates, at value	$5,284,203
Foreign currency, at value	5,071
Receivables:
Investment securities sold	92,753
Dividends from non-affiliates	14,021
Tax reclaims	4,661
Unrealized appreciation on forward foreign currency exchange contracts	16,495
Net swap contract, at value	25,743
Due from Advisor	14,206

Total Assets	5,457,153

LIABILITIES:
Payables:
Due to custodian	25,826
Investment securities purchased	59,687
Unrealized depreciation on forward foreign currency exchange contracts	5,130
Accrued liabilities:
Distribution fees	44
Custodian and accounting fees	22,336
Trustees’ and Chief Compliance Officer’s fees	1
Audit fees	45,395
Other	10,475

Total Liabilities	168,894

Net Assets	$5,288,259

SEE NOTES TO FINANCIAL STATEMENTS.

17

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2012 (continued)

International
Opportunities
Plus Fund
NET ASSETS :
Paid-in-Capital	$5,317,092
Accumulated undistributed (distributions in excess of) net investment income	107,475
Accumulated net realized gains (losses)	(550,345)
Net unrealized appreciation (depreciation)	414,037

Total Net Assets	$5,288,259

Net Assets:
Class A	$52,497
Class C	51,704
Select Class	5,184,058

Total	$5,288,259

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,546
Class C	3,511
Select Class	349,321

Net Asset Value (a):

Class A—Redemption price per share	$14.80
Class C—Offering price per share (b)	14.73
Select Class—Offering and redemption price per share	14.84
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.62

Cost of investments in non-affiliates	$4,907,054
Cost of foreign currency	5,009

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

18

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2012

International
Opportunities
Plus Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$176,280
Interest income from affiliates	113
Foreign taxes withheld	(13,003)

Total investment income	163,390

EXPENSES:
Investment advisory fees	58,143
Administration fees	4,412
Distribution fees:
Class A	126
Class C	372
Shareholder servicing fees:	12,640
Class A	126
Class C	124
Select Class	12,390
Custodian and accounting fees	162,676
Professional fees	86,705
Trustees’ and Chief Compliance Officer’s fees	40
Printing and mailing costs	1,031
Registration and filing fees	18,792
Transfer agent fees	4,797
Other	4,545

Total expenses	354,279

Less amounts waived	(75,195)
Less expense reimbursements	(215,387)

Net expenses	63,697

Net investment income (loss)	99,693

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(234,833)
Futures	704
Foreign currency transactions	28,557
Swaps	(100,000)

Net realized gain (loss)	(305,572)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	492,867
Futures	(2,534)
Foreign currency translations	(19,456)
Swaps	57,025

Change in net unrealized appreciation/depreciation	527,902

Net realized/unrealized gains (losses)	222,330

Change in net assets resulting from operations	322,023

SEE NOTES TO FINANCIAL STATEMENTS.

19

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	International Opportunities Plus Fund
	Year Ended	Year Ended
	10/31/2012	10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$99,693	$85,804
Net realized gain (loss)	(305,572)	45,466
Change in net unrealized appreciation/depreciation	527,902	(496,961)

Change in net assets resulting from operations	322,023	(365,691)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,588)	(1,472)
Class C
From net investment income	(1,316)	(1,226)
Select Class
From net investment income	(169,002)	(156,362)

Total distributions to shareholders	(171,906)	(159,060)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	171,906	159,060

NET ASSETS:
Change in net assets	322,023	(365,691)
Beginning of period	4,966,236	5,331,927

End of period	$5,288,259	$4,966,236

Accumulated undistributed (distributions in excess of) net investment income	$107,475	$143,123

SEE NOTES TO FINANCIAL STATEMENTS.

20

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (Continued)

	International Opportunities Plus Fund
	Year Ended	Year Ended
	10/31/2012	10/31/2011
CAPITAL TRANSACTIONS:
Class A
Dividends and distributions reinvested	$1,588	$1,472

Change in net assets resulting from Class A capital transactions	$1,588	$1,472

Class C
Dividends and distributions reinvested	$1,316	$1,226

Change in net assets resulting from Class C capital transactions	$1,316	$1,226

Select Class
Dividends and distributions reinvested	$169,002	$156,362

Change in net assets resulting from Select Class capital transactions	$169,002	$156,362

Total change in net assets resulting from capital transactions	$171,906	$159,060

SHARE TRANSACTIONS:
Class A
Reinvested	120	93

Change in Class A Shares	120	93

Class C
Reinvested	100	78

Change in Class C Shares	100	78

Select Class
Reinvested	12,764	9,890

Change in Select Class Shares	12,764	9,890

SEE NOTES TO FINANCIAL STATEMENTS.

21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance							Ratios/Supplemental data
		Investment operations				Distributions				Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses(d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate* (b)
International Opportunities Plus Fund
Class A
Year Ended October 31, 2012	$14.42	$0.25		$0.59	$0.84	$(0.46)	$14.80	6.23%	$52,497	1.50%	1.73%	7.25%		56%
Year Ended October 31, 2011	15.96	0.21	(e)	(1.31)	(1.10)	(0.44)	14.42	(7.12)	49,419	1.50	1.33	6.28		77
Year Ended October 31, 2010	14.15	0.17		1.64	1.81	—	15.96	12.79	53,186	1.50	1.14	5.71		65
October 14, 2009 (f) through October 31, 2009	15.00	(0.01)		(0.84)	(0.85)	—	14.15	(5.67)	47,173	1.50	(1.20)	52.29	(g)	11
Class C
Year Ended October 31, 2012	14.34	0.18		0.60	0.78	(0.39)	14.73	5.72	51,704	2.00	1.23	7.75		56
Year Ended October 31, 2011	15.87	0.13	(e)	(1.29)	(1.16)	(0.37)	14.34	(7.53)	48,916	2.00	0.83	6.78		77
Year Ended October 31, 2010	14.15	0.09		1.63	1.72	—	15.87	12.16	52,908	2.00	0.64	6.22		65
October 14, 2009 (f) through October 31, 2009	15.00	(0.01)		(0.84)	(0.85)	—	14.15	(5.67)	47,162	2.00	(1.67)	52.80	(g)	11
Select Class
Year Ended October 31, 2012	14.46	0.28		0.60	0.88	(0.50)	14.84	6.52	5,184,058	1.25	1.98	7.00		56
Year Ended October 31, 2011	16.00	0.25	(e)	(1.31)	(1.06)	(0.48)	14.46	(6.89)	4,867,901	1.25	1.58	6.03		77
Year Ended October 31, 2010	14.15	0.20		1.65	1.85	—	16.00	13.07	5,225,833	1.25	1.39	5.46		65
October 14, 2009 (f) through October 31, 2009	15.00	(0.01)		(0.84)	(0.85)	—	14.15	(5.67)	4,623,471	1.25	(0.96)	52.05	(g)	11

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of operations.
(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

22

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
International Opportunities Plus Fund	Class A, Class C and Select Class	Diversified

The investment objective of the Fund is to seek to provide long-term capital appreciation. The Fund invests primarily in long and short positions of equity securities of companies from developed countries other than the U.S. The Fund invests also, to a limited extent, in emerging markets issuers.

The Fund commenced operations on October 14, 2009. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments – Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty.

See Note 2.D. for further detail on portfolio swap valuation.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

23

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (“SOI”):

		Level 2	Level 3
	Level 1	Other significant observable	Significant unobservable
	Quoted prices	inputs	inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$150,241	$—	$150,241
Belgium	—	81,994	—	81,994
Canada	71,503	—	—	71,503
China	—	136,488	—	136,488
Denmark	—	25,291	—	25,291
Finland	—	50,180	—	50,180
France	—	338,437	—	338,437
Germany	—	399,090	—	399,090
Hong Kong	—	170,535	—	170,535
Indonesia	—	42,925	—	42,925
Ireland	—	154,151	—	154,151
Israel	—	35,044	—	35,044
Italy	—	27,475	—	27,475
Japan	—	1,319,844	—	1,319,844
Netherlands	—	392,714	—	392,714
New Zealand	—	44,290	—	44,290
Norway	—	24,233	—	24,233
South Korea	—	107,441	—	107,441
Spain	—	37,669	—	37,669
Sweden	—	162,359	—	162,359
Switzerland	—	330,953	—	330,953
Taiwan	—	57,048	—	57,048
United Kingdom	—	991,683	—	991,683

Total Common Stocks	$71,503	$5,080,085	$—	$5,151,588

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		Level 2	Level 3
	Level 1	Other significant observable	Significant unobservable
	Quoted prices	inputs	inputs	Total
Preferred Stocks
Germany	—	132,411	—	132,411
United Kingdom	204	—	—	204

Total Preferred Stocks	204	132,411	—	132,615

Total Investments in Securities	$71,707	$5,212,496	$—	$5,284,203

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$16,495	$—	$16,495
Portfolio Swap	—	25,743	—	25,743

Total Appreciation in Other Financial Instruments	$—	$42,238	$—	$42,238

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(5,130)	$—	$(5,130)

Total Depreciation in Other Financial Instruments	$—	$(5,130)	$—	$(5,130)

There were no transfers between Levels 1 and 2 during the year ended October 31, 2012.

B. Restricted and Illiquid Securities —Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of October 31, 2012, the Fund had no investments in restricted securities other than securities sold to the Fund under Regulation S under the Securities Act.

C. Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D. Portfolio Swap – The Fund entered into a portfolio swap agreement to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund’s investment strategy.

Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset on at least an annual basis and financing costs are reset monthly. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and counterparty, over the life of the agreement, and is generally determined based on internal limits and thresholds established at both the Fund and counterparty.

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The swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of the swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. The Fund’s activities in the portfolio swap are concentrated with a single counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the Statement of Assets and Liabilities).

The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applicable. The value of the swap is reflected on the Statement of Assets and Liabilities as Net swap contract, at value. Changes in the value of the swap are recognized as changes in unrealized appreciation or depreciation in the Statement of Operations.

Cash settlements between the Fund and counterparty are recognized as realized gains or losses in the Statement of Operations.

The table below discloses the volume of the Fund’s portfolio swap activity during the year ended October 31, 2012:

Portfolio Swap:
Average Notional Balance Long	$955,220
Average Notional Balance Short	957,284
Ending Notional Balance Long	912,781
Ending Notional Balance Short	947,449

E. Futures Contracts – The Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation (depreciation) in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended October 31, 2012:

Futures Contracts:
Average Notional Balance Long	$64,297	(a)
Ending Notional Balance Long	—

(a)	For the period November 1, 2011 through November 30, 2011.

F. Forward Foreign Currency Exchange Contracts – The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

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The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the year ended October 31, 2012:

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$1,475,993
Average Settlement Value Sold	1,300,482
Ending Settlement Value Purchased	1,473,301
Ending Settlement Value Sold	1,507,613

G. Summary of Derivatives Information – The following table presents the value of derivatives held as of October 31, 2012, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contract	Statement of Assets and Liabilities Location
		Forward Foreign
		Currency Exchange
Assets:		Contracts	Swaps
Foreign exchange contracts	Receivables	$16,495	$—
Equity contracts	Receivables	—	25,743

Total		$16,495	$25,743

Liabilities:

Foreign exchange contracts	Payables	$(5,130)	$—

The following tables present the effect of derivatives on the Statement of Operations for the year ended October 31, 2012, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

	Forward Foreign
	Currency Exchange	Futures
Derivative Contract	Contracts	Contracts	Swaps	Total
Foreign exchange contracts	$37,863	$—	$—	$37,863
Equity contracts	—	704	(100,000)	(99,296)

Total	$37,863	$704	$(100,000)	$(61,433)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

	Forward Foreign
	Currency Exchange	Futures
Derivative Contract	Contracts	Contracts	Swaps	Total
Foreign exchange contracts	$(21,543)	$—	$—	$(21,543)
Equity contracts	—	(2,534)	57,025	54,491

Total	$(21,543)	$(2,534)	$57,025	$32,948

The Fund’s derivatives contracts held at October 31, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

H. Security Transactions and Investment Income – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

I. Allocation of Income and Expenses – Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

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J. Federal Income Taxes – The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes – The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

L. Distributions to Shareholders – Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Accumulated
undistributed
(distributions
	in excess of)	Accumulated
	net investment	net realized
Paid-in-Capital	income	gains (losses)
$—	$36,565	$(36,565)

The reclassifications for the Fund relate primarily to foreign currency gains or losses and passive foreign investment companies (“PFICs”) gains and losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee – Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.15% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee – Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2012, the annual effective rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co. serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees – Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

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In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2012, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees – The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to 0.25% of the average daily net assets of each class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees –JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements – The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.50%	2.00%	1.25%

The expense limitation agreement was in effect for the year ended October 31, 2012. The contractual expense limitation percentages in the table above are in place until at least February 28, 2013.

For the year ended October 31, 2012, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment		Shareholder		Contractual
Advisory	Administration	Servicing	Total	Reimbursements
$58,143	$4,412	$12,640	$75,195	$215,387

G. Other – Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2012, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the year ended October 31, 2012, the Fund incurred $5 in brokerage commissions with broker-dealers affiliated with the Advisor.

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The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases	Sales
(excluding U.S.	(excluding U.S.
Government)	Government)
$2,977,706	$2,816,798

During the year ended October 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2012 were as follows:

Net
	Gross	Gross	Unrealized
Aggregate	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$4,919,427	$608,218	$243,442	$364,776

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of PFICs and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows:

Total
Ordinary	Distributions
Income	Paid
$171,906	$171,906

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows:

Total
Ordinary	Distributions
Income	Paid
$159,060	$159,060

As of October 31, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current
Distributable
Current	Long-Term
Distributable	Capital Gain or	Unrealized
Ordinary	(Tax Basis Capital	Appreciation
Income	Loss Carryover)	(Depreciation)
$124,859	$(518,646)	$364,989

The cumulative timing differences primarily consist of mark to market of forward foreign currency exchange contracts, mark to market of PFICs, swap interest accruals and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

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As of October 31, 2012, the Fund had post-enactment net capital loss carryforwards:

Capital Loss Carryforward Character
Short-Term	Long-Term
$116,343	$163,472

As of October 31, 2012, the Fund had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017	2018	2019	Total
$1,097	$182,818	$54,916	$238,831

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2012, the Fund invested approximately 25.8% and 23.3% of its total investments in issuers in the United Kingdom and Japan, respectively.

As of October 31, 2012, substantially all of the Fund’s net assets consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with a dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparties (e.g. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Fund.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan International Opportunities Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Opportunities Plus Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the "Fund") at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2012

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TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

		Number of
Name (Year of Birth);		Portfolios in Fund	Other Directorships Held
Positions With	Principal Occupations	Complex Overseen	Outside Fund Complex
the Fund (1)	During Past 5 Years	by Trustee (2)	During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	168	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	168	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	168	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	168	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	168	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	168	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	168	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	168	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth- Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	168	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

33

TRUSTEES

(Unaudited) (continued)

		Number of
Name (Year of Birth);		Portfolios in Fund	Other Directorships Held
Positions With	Principal Occupations	Complex Overseen	Outside Fund Complex
the Fund (1)	During Past 5 Years	by Trustee (2)	During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of . Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	168	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	168	None.

Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	168	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	168	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Messrs. Armstrong, Reid, and Spalding are retiring from the Board of Trustees effective December 31, 2012. The other Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (168 funds).
*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.
**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.
***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

34

In order to fill the vacancies created by the retirement of Messrs. Reid, Armstrong, and Spalding effective December 31, 2012, the Board appointed Mary E. Martinez and Mitchell M. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013. Information about Ms. Martinez, Mr. Merin, and Ms. Pardo is set forth below:

	Principal Occupation	Other Directorships Held
Name (Year of Birth)	During Past 5 Years	During the Past 5 Years
Mary E. Martinez (1960)

Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies)

(2004-2005).

Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Mitchell M. Merin (1953)	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

Marian U. Pardo* (1946)	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

*	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she will irrevocably waive effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which will end on January 1, 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

35

OFFICERS

(Unaudited)

Name (Year of Birth),
Positions Held with
the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

The	contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.
**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

36

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2012, and continued to hold your shares at the end of the reporting period, October 31, 2012.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning
	Account	Ending Account	Expenses Paid	Annualized
	Value,	Value,	During the	Expense
	May 1, 2012	October 31, 2012	Period*	Ratio
International Opportunities Plus Fund
Class A
Actual	$1,000.00	$997.30	$7.53	1.50%
Hypothetical	1,000.00	1,017.60	7.61	1.50

Class C
Actual	1,000.00	994.60	10.03	2.00
Hypothetical	1,000.00	1,015.08	10.13	2.00

Select Class
Actual	1,000.00	998.70	6.28	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

37

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s performance compared to the performance of the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

38

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(continued) (Unaudited)

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

39

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(continued) (Unaudited)

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the applicable one-year period. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the

40

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(continued) (Unaudited)

Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the fifth quintile for both Class A and Select Class shares for the one-year period ended December 31, 2011, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

41

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. $152,684 of ordinary income distributions was treated as qualified dividends.

42

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• transaction history and account transactions

• checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For marketing purposes – to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are

Who is providing this notice?	J.P. Morgan Funds

What we do

How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you: • open an account or provide contact information • give us your account information or pay us by check • make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   sharing for affiliates’ everyday business purposes – information about your creditworthiness

•   affiliates from using your information to market to you

•   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

• J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

• J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

• J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Funds

Annual Report

October 31, 2012

JPMorgan Global Allocation Fund

J.P. Morgan Funds

Annual Report

October 31, 2012

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

J. P. Morgan Funds

CEO’s Letter (Unaudited)

November 26, 2012

Dear Shareholder:

Global equity markets continued to seesaw against an uncertain macroeconomic and geopolitical backdrop. In the U.S., improving economic data has been overshadowed by the pending “fiscal cliff.” Concerns about a potential economic “hard landing” in China remain, while escalating tension in the Middle East recently resulted in a conflict between Israel and Hamas, exacerbating fears about the stability of the region. Europe’s debt crisis continues and global equity prices have fluctuated with investors’ changing perception about the viability of corrective actions taken by the European Central Bank.

Despite these sharp swings in market momentum, stocks in most parts of the world posted positive returns for the twelve months ended October 31, 2012. Accommodative monetary policies have been a significant catalyst for the positive returns for stocks during the past year and continue to keep yields at historically low levels. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging markets debt in search of higher yielding securities. Higher demand for these securities as well as positive fundamentals led to positive returns for high yield bonds and emerging markets debt during the 12 months ended October 31, 2012.

Quote “The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors.”

U.S. Treasury Yields Remain Low while U.S. Stocks Outperform

Real yields are negative on many parts of the yield curve, meaning that the payment that investors will receive from these bonds is less than the expected rate of inflation. Holders of these securities are willing to see the purchasing power of their money decline in order to access the perceived safety of U.S. Treasury securities, likely a reflection of the elevated level of uncertainty among investors. The yield for 10-year U.S. Treasury securities ended October 2012 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 2.9%, respectively.

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended October 31, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks, which were weighed down by Europe’s ongoing debt crisis and concerns about an economic “hard landing” in China.

Emerging Markets: An Evolving Asset Class

While the Chinese economy rightfully commands a large amount of attention from emerging markets investors, the asset class encompasses a wide range of countries with diverse cultural and political standards and evolving industries. Changes to local political administrations and economic policies can alter the investment landscape of an emerging market. For example, recently elected Mexican president Pena Nieto has pledged to focus on energy, labor and tax reforms, which has attracted more foreign investors who welcome the proposed business-friendly changes. On the other side of the spectrum, Russia’s recent presidential election has elevated geopolitical risk and therefore lowered the willingness of investors to invest in local Russian companies.

1

The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors. The volatility and differences in emerging markets can also create attractive investment opportunities for active managers with the resources in place to monitor disparate emerging economies and the companies that operate in them.

Emerging markets securities can be a valuable tool for investors as they construct their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2

JPMorgan Global Allocation Fund

Fund Commentary

Twelve Months Ended October 31, 2012 (Unaudited)

Reporting Period Return:

Fund (Select Class Shares)*	10.50%
Morgan Stanley Capital International (“MSCI”)
World Index (net of foreign withholding taxes)	9.45%
Composite Benchmark	8.00%

Net Assets as of 10/31/2012 (In Thousands)	$20,004,887

INVESTMENT OBJECTIVE**

The JPMorgan Global Allocation Fund (the “Fund”) seeks to maximize long-term total return.

HOW DID THE MARKET PERFORM?

In December 2011, and again in February 2012 the European Central Bank (“ECB”) took aggressive measures to curb the region’s debt crisis by providing unlimited amounts of financing to the region’s banks at very attractive levels. This was known as the Long Term Refinancing Operation (LTRO), and it amounted to over $1trillion in 3 year loans to over 1000 European financial institutions. This helped support investors’ appetite for risk and sparked a rally among global equities in the first part of 2012. After stress returned to Europe again in the summer, European leaders responded with their most important effort – the Outright Monetary Transaction (OMT) program in September. This was truly an effort by the ECB to become the “lender of last resort” where if a struggling peripheral country asks for assistance, the ECB will support that country by buying their debt in unlimited amounts. In addition, the U.S. Federal Open Market Committee extended its $400 billion “Operation Twist” program through the end of 2012 and announced an additional round of open ended quantitative easing in September. Although fears of systemic risk abated, Europe’s ongoing debt crisis caused international stocks to underperform U.S. stocks during the reporting period. Emerging markets stocks also underperformed U.S. stocks as investors worried that the pace of China’s robust economic growth could decelerate, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market.

The S&P 500 Index finished the reporting period with a 15.21% gain, while the MSCI Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes) gained 4.61%. The MSCI Emerging Markets Index (net of foreign withholding taxes) gained 2.63% for the twelve months ended October 31, 2012.

Fixed income securities, as measured by the Barclays U.S. Aggregate Index, posted a 5.25% return and underperformed global equities for the twelve months ended October 31, 2012. Low interest rates caused increased demand for higher yielding securities, which helped high yield bonds and emerging markets debt securities outperform investment grade corporate securities. Extraordinary amounts of Central Bank liquidity also kept default rates at historically low levels providing a tail wind for credit related fixed income sectors.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended October 31, 2012, the Fund (Select Class Shares) outperformed its Composite Benchmark, which is comprised of 60% MSCI World Index (net of foreign withholding taxes) and 40% Barclays U.S. Aggregate Index.

3

The Fund’s allocation to emerging markets debt securities and high yield bonds (also known as “junk bonds”), which are not held in the Composite Benchmark, contributed to its relative performance. Strong corporate balance sheets and investors’ increasing appetite for risk benefited high yield bonds. Emerging markets debt securities were supported by a beneficial technical environment, as the asset class experienced strong inflows due, in part, to investors’ search for yield in a low interest rate environment and accommodative policies from emerging markets central banks in 2012.

Among equities, the Fund had a larger exposure to stocks in international developed and emerging markets versus U.S. equities. This weighting was a detractor given the underperformance of international developed stocks and emerging market stocks in comparison to U.S. stocks. Stocks in international developed countries lagged U.S. stocks mainly due to relative weakness from European equities as a result of the region’s debt crisis. Meanwhile, emerging market stocks were hurt by concerns about the potential of a “hard landing” in China.

HOW WAS THE FUND POSITIONED?

J.P. Morgan’s Global Multi-Asset Group (“GMAG”) utilized top-down research to identify the Fund’s asset allocation. After determining what they believed to be the Fund’s ideal asset allocation, GMAG leveraged the resources and insights of specialist teams, each with expertise in managing money in the asset classes assigned to them by GMAG. These specialist teams used bottom-up fundamental research, researching investment opportunities to determine their underlying value. During the reporting period, the Fund invested in U.S., international and emerging markets equities, high yield fixed income and emerging markets debt securities.

	TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	10.7%
2.	Bundsrepublik Deutschland, (Germany), 3.500%, 07/04/19	8.6
3.	iShares MSCI Emerging Markets Index Fund	6.9
4.	Bundesobligation, (Germany), 0.500%, 04/07/17	4.8
5.	Vanguard MSCI Emerging Markets ETF	4.2
6.	U.S. Treasury Note, 2.875%, 01/31/13	2.4
7.	Roche Holding AG (Switzerland)	0.6
8.	Gemalto N.V. (Netherlands)	0.6
9.	Calpine Corp., 7.875%, 01/15/23	0.6
10.	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.000%, 12/01/20	0.6

PORTFOLIO COMPOSITION BY COUNTRY***
United States	66.8%
Germany	15.5
United Kingdom	5.1
Japan	2.7
Switzerland	2.3
Netherlands	2.2
France	1.6
Singapore	1.0
Others (each less than 1.0%)	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

4

JPMorgan Global Allocation Fund

TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/31/11
Without Sales Charge		10.26%	(0.25)%
With Sales Charge*		5.28	(3.45)

CLASS C SHARES	5/31/11
Without CDSC		9.75	(0.73)
With CDSC**		8.75	(0.73)
CLASS R2 SHARES	5/31/11	9.99	(0.49)
SELECT CLASS SHARES	5/31/11	10.50	0.01

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the periods.

LIFE OF FUND PERFORMANCE (5/31/11 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

5

The Fund commenced operations on May 31, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Allocation Fund, the MSCI World Index and the Global Allocation Composite Benchmark from May 31, 2011 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Global Allocation Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index and 40% Barclays U.S. Aggregate Index. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in U.S. dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — 25.4%
	Australia — 0.5%
313	Commonwealth Bank of Australia	18,744
2,925	GrainCorp Ltd., Class A	37,145
8,577	Telstra Corp., Ltd.	36,860
637	Westpac Banking Corp.	16,841

		109,590

	Denmark — 0.1%
174	Carlsberg A/S, Class B	15,019
50	Novo Nordisk A/S, Class B	8,016

		23,035

	France — 1.6%
5,200	AXA S.A.	82,881
950	Lafarge S.A.	55,698
359	L’Oreal S.A.	45,754
93	LVMH Moet Hennessy Louis Vuitton S.A.	15,120
1,236	Sanofi	108,555
210	Total S.A.	10,578

		318,586

	Germany — 1.9%
450	Allianz SE	55,901
448	BASF SE	37,162
820	Bayer AG	71,498
147	Bayerische Motoren Werke AG	11,752
2,144	Deutsche Post AG	42,507
3,144	Deutsche Wohnen AG	57,580
927	GSW Immobilien AG	38,104
180	Muenchener Rueckversicherungs AG	28,963
400	SAP AG	29,169

		372,636

	Hong Kong — 0.0% (g)
652	HKT Trust/HKT Ltd.	604

	Indonesia — 0.0% (g)
2,000	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	482

	Ireland — 0.1%
250	Accenture plc, Class A	16,853

	Israel — 0.1%
600	Teva Pharmaceutical Industries Ltd.	24,205

	Italy — 0.3%
2,202	Eni S.p.A.	50,670

	Japan — 2.7%
5,000	Anritsu Corp.	62,898

SHARES	SECURITY DESCRIPTION	VALUE

	Japan — Continued
1,500	Bridgestone Corp.	35,038
400	East Japan Railway Co.	27,455
600	FamilyMart Co., Ltd.	29,077
400	Honda Motor Co., Ltd.	12,025
3,200	Japan Tobacco, Inc.	88,487
14,100	Mitsubishi UFJ Financial Group, Inc.	63,788
35,900	Mizuho Financial Group, Inc.	56,172
600	Nippon Telegraph & Telephone Corp.	27,437
1,000	Nissan Motor Co., Ltd.	8,363
2,000	Sumitomo Mitsui Financial Group, Inc.	61,114
800	Toyota Motor Corp.	30,846
700	West Japan Railway Co.	30,560

		533,260

	Netherlands — 2.1%
16,844	Aegon N.V.	94,203
1,230	Gemalto N.V.	111,094
6,210	ING Groep N.V., CVA (a)	55,257
753	Nutreco N.V.	56,404
2,260	Royal Dutch Shell plc, Class A	77,547
1,014	Royal Dutch Shell plc, Class B	35,868

		430,373

	New Zealand — 0.2%
17,965	Telecom Corp. of New Zealand Ltd.	35,515

	Norway — 0.1%
836	Telenor ASA	16,443

	Singapore — 1.0%
66,000	First Real Estate Investment Trust	56,491
159,000	Lippo Malls Indonesia Retail Trust (m)	63,148
60,000	Mapletree Logistics Trust	54,456
12,000	Singapore Telecommunications Ltd.	31,608

		205,703

	Spain — 0.2%
858	Viscofan S.A.	41,572

	Switzerland — 2.3%
342	ACE Ltd.	26,898
195	Cie Financiere Richemont S.A., Class A	12,655
1,156	Nestle S.A.	73,392
753	Novartis AG	45,406
80	Pentair Ltd.	3,379
623	Roche Holding AG	120,006
840	Swiss Re AG (a)	58,126
136	Syngenta AG	53,025
334	Tyco International Ltd.	8,975

SEE NOTES TO FINANCIAL STATEMENTS.

7

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — Continued
	Switzerland — Continued
216	Zurich Insurance Group AG (a)	53,248

		455,110

	United Kingdom — 5.0%
19,684	Barratt Developments plc (a)	60,341
4,172	Berkeley Group Holdings plc (a)	102,665
6,490	BP plc	46,349
1,740	British American Tobacco plc	86,303
3,391	GlaxoSmithKline plc	75,984
2,677	HSBC Holdings plc	26,393
1,912	Imperial Tobacco Group plc	72,311
17,153	Legal & General Group plc	37,183
3,860	National Grid plc	44,022
910	Pearson plc	18,297
6,408	Persimmon plc	82,451
4,277	Prudential plc	58,739
853	Standard Chartered plc	20,196
12,500	Standard Life plc	59,023
1,599	Unilever plc	59,648
25,695	Vodafone Group plc	69,778
962	Weir Group plc (The)	27,110
9,388	William Hill plc	51,295

		998,088

	United States — 7.2%
167	ADT Corp. (The) (a) (m)	6,932
1,000	Altria Group, Inc. (m)	31,800
487	American Express Co. (m)	27,257
380	AmerisourceBergen Corp. (m)	14,987
361	Amgen, Inc. (m)	31,243
133	Apple, Inc. (m)	79,148
915	Ares Capital Corp. (m)	15,976
717	AT&T, Inc. (m)	24,801
330	Berkshire Hathaway, Inc., Class B (a) (m)	28,496
220	Bunge Ltd.	15,627
500	Capital One Financial Corp.	30,085
763	CBS Corp. (Non-Voting), Class B (m)	24,721
111	CF Industries Holdings, Inc.	22,776
350	Chevron Corp.	38,573
344	Citigroup, Inc.	12,862
988	Comcast Corp., Class A	37,060
82	Deere & Co.	7,006
443	DTE Energy Co.	27,510
300	EMC Corp. (a)	7,326
341	Estee Lauder Cos., Inc. (The), Class A	21,012
328	Exxon Mobil Corp.	29,904

SHARES	SECURITY DESCRIPTION	VALUE

	United States — Continued
1,440	Fifth Third Bancorp	20,923
168	Flowserve Corp.	22,762
500	General Mills, Inc.	20,040
34	Google, Inc., Class A (a)	23,112
536	HollyFrontier Corp.	20,706
244	International Business Machines Corp.	47,465
750	Johnson & Johnson	53,115
40	Lorillard, Inc.	4,640
568	Macy’s, Inc.	21,624
870	Merck & Co., Inc.	39,698
1,200	Microsoft Corp.	34,242
100	Monsanto Co.	8,607
361	Mosaic Co. (The)	18,895
875	Mylan, Inc. (a)	22,172
100	National Oilwell Varco, Inc.	7,370
74	Noble Energy, Inc.	7,031
95	Occidental Petroleum Corp.	7,501
721	Oracle Corp.	22,387
1,915	Pfizer, Inc.	47,626
366	Philip Morris International, Inc.	32,413
94	PPG Industries, Inc.	11,006
820	PulteGroup, Inc. (a)	14,219
260	QUALCOMM, Inc.	15,230
638	Reynolds American, Inc.	26,566
134	Simon Property Group, Inc. (m)	20,396
200	SL Green Realty Corp.	15,060
550	SunTrust Banks, Inc.	14,960
349	Time Warner Cable, Inc.	34,589
860	Time Warner, Inc.	37,367
130	Union Pacific Corp.	15,994
460	UnitedHealth Group, Inc.	25,760
523	Verizon Communications, Inc.	23,347
199	Visa, Inc., Class A	27,613
583	Wal-Mart Stores, Inc.	43,737
350	Watson Pharmaceuticals, Inc. (a)	30,083
1,553	Wells Fargo & Co.	52,321
160	Whole Foods Market, Inc.	15,157
242	Xilinx, Inc.	7,928

		1,448,764

	Total Common Stocks (Cost $4,705,122)	5,081,489

SEE NOTES TO FINANCIAL STATEMENTS.

8

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — 23.6%
	Australia — 0.1%
	FMG Resources August 2006 Pty Ltd.,
2,000	6.000%, 04/01/17 (e)	1,920
3,000	6.375%, 02/01/16 (e)	3,000
6,000	6.875%, 02/01/18 (e)	5,805
10,000	7.000%, 11/01/15 (e)	10,100
3,000	Nufarm Australia Ltd., 6.375%, 10/15/19 (e)	3,075

		23,900

	Bahamas — 0.0% (g)
3,000	Ultrapetrol Bahamas Ltd., 9.000%, 11/24/14	2,505

	Bermuda — 0.0% (g)
5,000	Aircastle Ltd., 9.750%, 08/01/18 (m)	5,656

	Canada — 0.3%
10,000	Masonite International Corp., 8.250%, 04/15/21 (e)	10,600
5,000	Mood Media Corp., 9.250%, 10/15/20 (e)	5,062
2,000	New Gold, Inc., 7.000%, 04/15/20 (e)	2,120
19,000	Novelis, Inc., 8.750%, 12/15/20	20,948
5,000	Quebecor Media, Inc., 5.750%, 01/15/23 (e)	5,100
10,000	Telesat Canada/Telesat LLC, 6.000%, 05/15/17 (e)	10,425

		54,255

	Cayman Islands — 0.1%
9,000	MCE Finance Ltd., 10.250%, 05/15/18	10,260
5,000	Shelf Drilling Holdings Ltd., 8.625%, 11/01/18 (e)	5,025

		15,285

	Finland — 0.0% (g)
	Nokia OYJ,
3,000	5.375%, 05/15/19	2,482
3,000	6.625%, 05/15/39	2,333

		4,815

	France — 0.0% (g)
5,000	Lafarge S.A., 7.125%, 07/15/36	5,100

	Luxembourg — 0.6%
25,000	ArcelorMittal, 6.250%, 02/25/22 (m)	24,560
40,000	Intelsat Jackson Holdings S.A., 7.250%, 04/01/19	42,900
40,000	Intelsat Luxembourg S.A., PIK, 12.500%, 02/04/17	42,100

		109,560

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Mexico — 0.0% (g)
3,000	Kansas City Southern de Mexico S.A. de C.V., 6.625%, 12/15/20	3,375

	Netherlands — 0.0% (g)
5,000	Royal Bank of Scotland N.V., VAR, 1.108%, 03/09/15	4,670

	United Kingdom — 0.1%
10,000	Royal Bank of Scotland Group plc, 5.050%, 01/08/15	10,352

	United States — 22.4%
9,000	AAH Holdings Corp., 8.875%, 08/01/20 (e)	9,563
6,000	Access Midstream Partners LP/ACMP Finance Corp., 6.125%, 07/15/22	6,345
10,000	ACE Cash Express, Inc., 11.000%, 02/01/19 (e) (m)	9,425
10,578	ACL I Corp., PIK, 10.625%, 02/15/16 (m)	10,618
5,000	Actuant Corp., 5.625%, 06/15/22 (m)	5,162
10,000	Advanced Micro Devices, Inc., 7.750%, 08/01/20 (m)	8,275
5,000	AK Steel Corp., 7.625%, 05/15/20 (m)	4,325
8,000	Alliance One International, Inc., 10.000%, 07/15/16 (m)	8,260
	Ally Financial, Inc.,
9,000	7.500%, 09/15/20 (m)	10,609
55,000	8.000%, 11/01/31	65,450
	Alpha Natural Resources, Inc.,
6,000	6.000%, 06/01/19 (m)	5,265
4,000	6.250%, 06/01/21 (m)	3,480
5,000	9.750%, 04/15/18 (m)	5,062
2,000	Alphabet Holding Co., Inc., PIK, 8.500%, 11/01/17 (e) (m)	2,017
10,000	Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 9.625%, 10/15/18 (m)	10,100
5,000	American Casino & Entertainment Properties LLC/ACEP Finance Corp., 11.000%, 06/15/14 (m)	5,181
30,000	American International Group, Inc., VAR, 8.175%, 05/15/58 (m)	37,425
	AmeriGas Finance LLC/AmeriGas Finance Corp.,
6,000	6.750%, 05/20/20 (m)	6,450
6,000	7.000%, 05/20/22 (m)	6,517
10,000	AmeriGas Partners LP/AmeriGas Finance Corp., 6.250%, 08/20/19 (m)	10,500
5,000	Ameristar Casinos, Inc., 7.500%, 04/15/21 (e) (m)	5,350

SEE NOTES TO FINANCIAL STATEMENTS. 9

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
	Amkor Technology, Inc.,
3,000	6.375%, 10/01/22 (e) (m)	2,783
15,000	6.625%, 06/01/21 (m)	14,287
10,000	Anixter, Inc., 5.625%, 05/01/19 (m)	10,525
10,000	Arch Coal, Inc., 7.250%, 10/01/20 (m)	8,850
5,000	Audatex North America, Inc., 6 .750% 06/15/18 (e) (m)	5,362
	Avaya, Inc.,
25,000	7.000%, 04/01/19 (e) (m)	22,813
15,000	10.875%, 11/01/15 (m)	13,312
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
5,000	8.250%, 01/15/19 (m)	5,456
10,000	9.625%, 03/15/18 (m)	11,138
11,000	Ball Corp., 5.000%, 03/15/22 (m)	11,605
	Bank of America Corp.,
10,000	6.500%, 08/01/16 (m)	11,631
35,000	Series K, VAR, 8.000%, 01/30/18 (m) (x)	38,980
5,000	Belden, Inc., 5.500%, 09/01/22 (e) (m)	5,087
8,000	Berry Plastics Corp., 9.500%, 05/15/18 (m)	8,700
	Biomet, Inc.,
13,000	6.500%, 08/01/20 (e) (m)	13,422
5,000	6.500%, 10/01/20 (e) (m)	4,863
2,000	Boise Cascade LLC/Boise Cascade Finance Corp., 6.375%, 11/01/20 (e) (m)	2,030
3,000	Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp., 8.375%, 02/15/18 (e) (m)	3,067
25,000	Brightstar Corp., 9.500%, 12/01/16 (e) (m)	26,750
17,000	Building Materials Corp. of America, 7.500%, 03/15/20 (e) (m)	18,487
8,000	Bumble Bee Acquisition Corp., 9.000%, 12/15/17 (e) (m)	8,420
6,000	Burger King Corp., 9.875%, 10/15/18 (m)	6,945
	Cablevision Systems Corp.,
6,000	5.875%, 09/15/22	5,955
10,000	8.000%, 04/15/20	11,225
100,000	Calpine Corp., 7.875%, 01/15/23 (e)	110,500
	Calumet Specialty Products Partners LP/Calumet Finance Corp.,
1,000	9.375%, 05/01/19	1,075
4,000	9.625%, 08/01/20 (e)	4,350

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
5,000	Casella Waste Systems, Inc., 7.750%, 02/15/19 (e)	4,900
5,000	Catalent Pharma Solutions, Inc., 7.875%, 10/15/18 (e)	5,050
	CCO Holdings LLC/CCO Holdings Capital Corp.,
5,000	5.250%, 09/30/22	5,025
5,000	7.375%, 06/01/20	5,600
25,000	8.125%, 04/30/20 (m)	28,125
16,000	CDR DB Sub, Inc., 7.750%, 10/15/20 (e)	15,780
19,000	CDW LLC/CDW Finance Corp., 8.500%, 04/01/19	20,282
30,000	Cenveo Corp., 8.875%, 02/01/18	27,075
6,000	Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp., 6.375%, 09/15/20 (e)	6,075
12,000	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 (e)	12,840
25,000	Ceridian Corp., 8.875%, 07/15/19 (e)	26,500
25,000	Chemtura Corp., 7.875%, 09/01/18	26,187
15,000	Chesapeake Energy Corp., 6.775%, 03/15/19	15,037
10,000	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19 (e)	9,525
	CHS/Community Health Systems, Inc.,
10,000	5.125%, 08/15/18	10,375
8,000	7.125%, 07/15/20	8,460
3,000	Cimarex Energy Co., 5.875%, 05/01/22	3,202
	CIT Group, Inc.,
15,000	5.375%, 05/15/20	16,012
40,000	6.625%, 04/01/18 (e)	44,600
9,542	CityCenter Holdings LLC/CityCenter Finance Corp., PIK, 11.500%, 01/15/17	10,091
4,000	CKE Restaurants, Inc., 11.375%, 07/15/18	4,605
	Claire’s Stores, Inc.,
22,000	8.875%, 03/15/19	19,938
35,000	9.000%, 03/15/19 (e)	36,531
6,000	Clean Harbors, Inc., 5.250%, 08/01/20 (e)	6,150
	Clear Channel Worldwide Holdings, Inc.,
5,000	Series A, 7.625%, 03/15/20	4,712
15,000	Series B, 7.625%, 03/15/20	14,288
65,000	Series A, 9.250%, 12/15/17	69,712

SEE NOTES TO FINANCIAL STATEMENTS.

10

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
15,000	Clearwire Communications LLC/Clearwire Finance, Inc., 12.000%, 12/01/15 (e)	15,975
2,000	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.500%, 12/15/19	2,205
7,000	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	7,210
	Comstock Resources, Inc.,
25,000	7.750%, 04/01/19	25,375
4,000	9.500%, 06/15/20	4,280
40,000	Concho Resources, Inc., 7.000%, 01/15/21	44,400
15,000	CONSOL Energy, Inc., 6.375%, 03/01/21	14,925
5,000	Constellation Brands, Inc., 6.000%, 05/01/22	5,675
48,535	Continental Airlines 2005-ERJ1 Pass- Through Trust, 9.798%, 04/01/21	52,903
	Continental Resources, Inc.,
10,000	5.000%, 09/15/22	10,525
3,000	5.000%, 09/15/22 (e)	3,165
25,000	Cricket Communications, Inc., 7.750%, 10/15/20	25,781
3,000	Crown Castle International Corp., 5.250%, 01/15/23 (e)	3,105
5,000	CSC Holdings LLC, 6.750%, 11/15/21 (e)	5,562
9,000	CVR Refining LLC/Coffeyville Finance, Inc., 6.500%, 11/01/22 (e)	8,820
13,000	DaVita, Inc., 6.375%, 11/01/18	13,877
	Dean Foods Co.,
5,000	7.000%, 06/01/16	5,381
5,000	9.750%, 12/15/18	5,630
100,000	Deluxe Corp., 7.000%, 03/15/19	105,500
	DISH DBS Corp.,
3,000	4.625%, 07/15/17	3,094
7,000	5.875%, 07/15/22	7,350
8,000	6.750%, 06/01/21	8,910
5,000	7.875%, 09/01/19	5,862
3,000	DR Horton, Inc., 4.375%, 09/15/22	3,007
40,000	Endo Health Solutions, Inc., 7.000%, 07/15/19	43,200
	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.,
100,000	10.000%, 12/01/20	109,250
7,000	11.750%, 03/01/22 (e)	6,842
15,000	Energy XXI Gulf Coast, Inc., 7.750%, 06/15/19	16,275

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	EP Energy LLC/EP Energy Finance, Inc.,
4,000	6.875%, 05/01/19 (e)	4,320
13,000	9.375%, 05/01/20 (e)	14,365
2,000	EP Energy LLC/Everest Acquisition Finance, Inc., 7.750%, 09/01/22 (e)	2,070
10,000	Felcor Lodging LP, 6.750%, 06/01/19	10,675
25,000	Ferrellgas LP/Ferrellgas Finance Corp., 6.500%, 05/01/21	24,125
7,000	FGI Operating Co. LLC/FGI Finance, Inc., 7.875%, 05/01/20 (e)	7,595
5,000	Fidelity National Information Services, Inc., 7.625%, 07/15/17	5,456
	First Data Corp.,
20,000	6.750%, 11/01/20 (e)	20,000
14,000	7.375%, 06/15/19 (e)	14,490
10,000	8.250%, 01/15/21 (e)	10,000
15,000	10.550%, 09/24/15	15,375
10,000	12.625%, 01/15/21	10,325
10,000	PIK, 10.000%, 01/15/22 (e)	10,100
24,000	Ford Motor Co., 7.450%, 07/16/31	30,360
15,000	Forest Oil Corp., 7.250%, 06/15/19	15,225
	Fresenius Medical Care U.S. Finance, Inc.,
5,000	5.750%, 02/15/21 (e)	5,287
25,000	6.500%, 09/15/18 (e)	28,000
	Frontier Communications Corp.,
10,000	7.125%, 01/15/23	10,650
25,000	8.500%, 04/15/20	28,875
3,000	General Cable Corp., 5.750%, 10/01/22 (e)	3,052
16,000	Genesis Energy LP/Genesis Energy Finance Corp., 7.875%, 12/15/18 (e)	16,960
3,000	GenOn Energy, Inc., 9.875%, 10/15/20	3,367
25,000	Gibraltar Industries, Inc., Series B, 8.000%, 12/01/15	25,437
10,000	Goodman Networks, Inc., 12.125%, 07/01/18 (e)	10,975
5,000	Graton Economic Development Authority, 9.625%, 09/01/19 (e)	5,319
5,000	Gray Television, Inc., 7.500%, 10/01/20 (e)	4,937
5,000	Gymboree Corp., 9.125%, 12/01/18	4,706
5,000	Harron Communications LP/Harron Finance Corp., 9.125%, 04/01/20 (e)	5,400
	HCA, Inc.,
5,000	4.750%, 05/01/23	5,000
5,000	5.875%, 05/01/23	5,050

SEE NOTES TO FINANCIAL STATEMENTS.

11

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
50,000	6.500%, 02/15/20	55,250
20,000	7.500%, 02/15/22	22,350
5,000	8.000%, 10/01/18	5,775
10,000	HD Supply, Inc., 8.125%, 04/15/19 (e)	11,000
15,000	Health Management Associates, Inc., 7.375%, 01/15/20	16,162
15,000	Hertz Corp. (The), 7.375%, 01/15/21	16,144
13,000	Hiland Partners LP/Hiland Partners Finance Corp., 7.250%, 10/01/20 (e)	13,520
25,000	Hilcorp Energy I LP/Hilcorp Finance Co., 7.625%, 04/15/21 (e)	27,250
5,000	Hologic, Inc., 6.250%, 08/01/20 (e)	5,300
7,000	Hub International Ltd., 8.125%, 10/15/18 (e)	7,192
4,000	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	3,680
5,000	IMS Health, Inc., 6.000%, 11/01/20 (e)	5,087
5,000	Infor U.S., Inc., 9.375%, 04/01/19	5,525
6,000	Innovation Ventures LLC/Innovation Ventures Finance Corp., 9.500%, 08/15/19 (e)	5,737
	International Lease Finance Corp.,
10,000	5.875%, 08/15/22	10,388
46,000	8.250%, 12/15/20	54,223
23,000	8.625%, 01/15/22	27,801
3,000	International Wire Group Holdings, Inc., 8.500%, 10/15/17 (e)	3,030
13,000	Iron Mountain, Inc., 7.750%, 10/01/19	14,657
3,000	Isle of Capri Casinos, Inc., 7.750%, 03/15/19	3,214
6,000	iStar Financial, Inc., 9.000%, 06/01/17	6,495
2,000	Jabil Circuit, Inc., 4.700%, 09/15/22	2,000
25,000	Jo-Ann Stores Holdings, Inc., PIK, 10.500%, 10/15/19 (e)	24,594
4,000	K Hovnanian Enterprises, Inc., 7.250%, 10/15/20 (e)	4,220
2,000	KB Home, 7.500%, 09/15/22	2,172
50,000	Key Energy Services, Inc., 6.750%, 03/01/21	49,750
5,000	Lamar Media Corp., 5.000%, 05/01/23 (e)	5,000
6,000	Laredo Petroleum, Inc., 7.375%, 05/01/22	6,540
5,000	Lender Processing Services, Inc., 5.750%, 04/15/23	5,287
	Lennar Corp.,
4,000	4.750%, 12/15/17 (e)	4,170
10,000	Series B, 12.250%, 06/01/17	13,500
55,000	Level 3 Financing, Inc., 8.125%, 07/01/19	58,713

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
6,000	Libbey Glass, Inc., 6.875%, 05/15/20 (e)	6,390
	Liberty Mutual Group, Inc.,
2,000	6.500%, 05/01/42 (e)	2,279
60,000	7.800%, 03/15/37 (e)	67,350
4,000	VAR, 10.750%, 06/15/58 (e)	5,960
5,000	Logo Merger Sub Corp., 8.375%, 10/15/20 (e)	5,075
10,000	M/I Homes, Inc., 8.625%, 11/15/18	10,825
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
10,000	6.250%, 06/15/22	10,825
15,000	6.750%, 11/01/20	16,350
4,000	Masco Corp., 5.950%, 03/15/22	4,476
2,000	Mead Products LLC/ACCO Brands Corp., 6.750%, 04/30/20 (e)	2,043
15,000	Media General, Inc., 11.750%, 02/15/17	17,175
5,000	Mediacom Broadband LLC/Mediacom Broadband Corp., 6.375%, 04/01/23 (e)	5,038
	Mediacom LLC/Mediacom Capital Corp.,
5,000	7.250%, 02/15/22	5,363
5,000	9.125%, 08/15/19	5,537
2,500	Meritage Homes Corp., 7.000%, 04/01/22	2,700
30,000	MetroPCS Wireless, Inc., 6.625%, 11/15/20	32,250
	MGM Resorts International,
10,000	7.500%, 06/01/16	10,600
2,000	8.625%, 02/01/19 (e)	2,163
10,000	10.000%, 11/01/16	11,400
25,000	11.375%, 03/01/18	29,375
3,000	Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 10.750%, 10/01/20 (e)	3,180
25,000	MultiPlan, Inc., 9.875%, 09/01/18 (e)	27,500
4,000	NAI Entertainment Holdings LLC, 8.250%, 12/15/17 (e)	4,450
3,000	Nationstar Mortgage LLC/Nationstar Capital Corp., 7.875%, 10/01/20 (e)	3,090
11,000	Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875%, 11/01/17	11,275
12,000	NB Capital Trust II, 7.830%, 12/15/26	12,235
2,000	NCR Corp., 5.000%, 07/15/22 (e)	2,043
	Newfield Exploration Co.,
6,000	5.625%, 07/01/24	6,405
10,000	5.750%, 01/30/22	10,800
40,000	NewPage Corp., 11.375%, 12/31/14 (d)	19,100

SEE NOTES TO FINANCIAL STATEMENTS.

12

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
4,000	Nexstar Broadcasting, Inc., 6.875%, 11/15/20 (e)	4,010
3,000	NGPL PipeCo LLC, 9.625%, 06/01/19 (e)	3,450
25,000	NII Capital Corp., 7.625%, 04/01/21	19,750
25,000	Noranda Aluminum Acquisition Corp., PIK, 4.730%, 05/15/15	23,625
11,000	Nortek, Inc., 8.500%, 04/15/21	11,825
	NRG Energy, Inc.,
11,000	6.625%, 03/15/23 (e)	11,330
13,000	7.875%, 05/15/21	14,235
5,000	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	5,100
5,000	Oppenheimer Holdings, Inc., 8.750%, 04/15/18	5,150
12,000	PBF Holding Co. LLC/PBF Finance Corp., 8.250%, 02/15/20 (e)	12,600
	Peabody Energy Corp.,
5,000	6.000%, 11/15/18	5,188
10,000	6.250%, 11/15/21	10,325
6,000	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 8.375%, 06/01/20 (e)	6,300
6,000	Penske Automotive Group, Inc., 5.750%, 10/01/22 (e)	6,113
6,000	Pinnacle Entertainment, Inc., 8.750%, 05/15/20	6,555
5,000	Pioneer Energy Services Corp., 9.875%, 03/15/18	5,413
	Plains Exploration & Production Co.,
8,000	6.500%, 11/15/20	8,000
8,000	6.875%, 02/15/23	7,990
50,000	PolyOne Corp., 7.375%, 09/15/20	53,875
4,000	Prestige Brands, Inc., 8.125%, 02/01/20	4,495
	QEP Resources, Inc.,
3,000	5.250%, 05/01/23	3,128
15,000	5.375%, 10/01/22	15,750
10,000	6.875%, 03/01/21	11,400
	R.R. Donnelley & Sons Co.,
10,000	7.250%, 05/15/18	9,937
5,000	8.250%, 03/15/19	5,150
5,000	Radio Systems Corp., 8.375%, 11/01/19 (e)	5,100
8,000	Range Resources Corp., 5.000%, 08/15/22	8,360
10,000	Regal Cinemas Corp., 8.625%, 07/15/19	11,000

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
20,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.500%, 04/15/23	20,800
41,000	Resolute Forest Products, 10.250%, 10/15/18 (m)	46,740
100,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 9.000%, 04/15/19	101,250
	Rite Aid Corp.,
20,000	7.500%, 03/01/17	20,550
10,000	9.250%, 03/15/20	10,225
35,000	9.500%, 06/15/17	35,963
10,000	ROC Finance LLC/ROC Finance 1 Corp., 12.125%, 09/01/18 (e)	11,550
5,000	Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10.000%, 06/01/20 (e)	5,500
5,000	Ruby Tuesday, Inc., 7.625%, 05/15/20 (e)	4,744
5,000	Ryerson, Inc./Joseph T. Ryerson & Son, Inc., 9.000%, 10/15/17 (e)	5,100
5,000	Sabre, Inc., 8.500%, 05/15/19 (e)	5,188
20,000	Samson Investment Co., 9.750%, 02/15/20 (e)	21,100
4,000	Serta Simmons Holdings LLC, 8.125%, 10/01/20 (e)	4,035
25,000	Service Corp. International, 8.000%, 11/15/21	30,688
3,000	Sidewinder Drilling, Inc., 9.750%, 11/15/19 (e)	3,015
10,000	Sinclair Television Group, Inc., 6.125%, 10/01/22 (e)	10,325
17,000	Sitel LLC/Sitel Finance Corp., 11.000%, 08/01/17 (e)	17,106
	SM Energy Co.,
5,000	6.500%, 01/01/23	5,225
50,000	6.625%, 02/15/19	52,375
	Smithfield Foods, Inc.,
2,000	6.625%, 08/15/22	2,095
7,000	7.750%, 07/01/17	7,910
91,000	Sprint Capital Corp., 6.900%, 05/01/19	98,963
	Sprint Nextel Corp.,
6,000	7.000%, 03/01/20 (e)	6,960
26,000	9.000%, 11/15/18 (e)	32,110
3,000	11.500%, 11/15/21	3,990
3,000	SquareTwo Financial Corp., 11.625%, 04/01/17	2,708
20,000	Standard Pacific Corp., 8.375%, 05/15/18	23,300

SEE NOTES TO FINANCIAL STATEMENTS. 13

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
5,000	Starz LLC/Starz Finance Corp., 5.000%, 09/15/19 (e)	5,113
	Steel Dynamics, Inc.,
2,000	6.125%, 08/15/19 (e)	2,090
2,000	6.375%, 08/15/22 (e)	2,090
5,000	7.625%, 03/15/20	5,481
4,000	Stone Energy Corp., 7.500%, 11/15/22	3,950
	SunGard Data Systems, Inc.,
5,000	6.625%, 11/01/19 (e)	5,044
7,000	7.625%, 11/15/20	7,604
60,000	SUPERVALU, Inc., 8.000%, 05/01/16	57,150
8,000	Swift Energy Co., 7.875%, 03/01/22	8,320
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
6,000	6.375%, 08/01/22 (e)	6,405
50,000	6.875%, 02/01/21	54,250
5,000	Taylor Morrison Communities, Inc./ Monarch Communities, Inc., 7.750%, 04/15/20 (e)	5,325
	Tenet Healthcare Corp.,
5,000	4.750%, 06/01/20 (e)	4,956
5,000	6.250%, 11/01/18	5,413
5,000	8.000%, 08/01/20	5,262
	Tesoro Corp.,
1,000	4.250%, 10/01/17	1,038
2,000	5.375%, 10/01/22	2,085
13,000	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875%, 10/01/20 (e)	13,455
15,000	Thermadyne Holdings Corp., 9.000%, 12/15/17	15,825
50,000	TransDigm, Inc., 7.750%, 12/15/18	55,125
5,000	Tronox Finance LLC, 6.375%, 08/15/20 (e)	4,988
25,000	Tutor Perini Corp., 7.625%, 11/01/18	25,563
1,000	tw telecom holdings, inc., 5.375%, 10/01/22 (e)	1,028
23,000	UCI International, Inc., 8.625%, 02/15/19	22,799
8,000	Unisys Corp., 6.250%, 08/15/17	8,360
8,000	Unit Corp., 6.625%, 05/15/21 (e)	8,160
	United States Steel Corp.,
28,000	7.375%, 04/01/20	28,140
5,000	7.500%, 03/15/22	4,975
7,000	United Surgical Partners International, Inc., 9.000%, 04/01/20	7,665
	Univision Communications, Inc.,
19,000	6.750%, 09/15/22 (e)	19,000

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
76,000	6.875%, 05/15/19 (e)	77,710
5,000	8.500%, 05/15/21 (e)	5,025
5,000	Vail Resorts, Inc., 6.500%, 05/01/19	5,425
10,000	Valassis Communications, Inc., 6.625%, 02/01/21	10,300
5,000	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.750%, 02/01/19 (e)	5,188
8,000	Vanguard Natural Resources LLC/VNR Finance Corp., 7.875%, 04/01/20	8,160
3,000	Viasystems, Inc., 7.875%, 05/01/19 (e)	2,933
2,000	Visant Corp., 10.000%, 10/01/17	1,933
5,000	VPI Escrow Corp., 6.375%, 10/15/20 (e)	5,263
45,000	Vulcan Materials Co., 7.500%, 06/15/21	50,850
10,000	VWR Funding, Inc., 7.250%, 09/15/17 (e)	10,175
37,000	W&T Offshore, Inc., 8.500%, 06/15/19	38,943
25,000	Wachovia Capital Trust III, VAR, 5.570%, 12/03/12 (x)	24,813
	Windstream Corp.,
5,000	7.500%, 06/01/22	5,300
15,000	7.750%, 10/15/20	16,163
	WMG Acquisition Corp.,
5,000	6.000%, 01/15/21 (e)	5,013
2,000	9.500%, 06/15/16	2,197
5,000	9.500%, 06/15/16	5,506
4,000	11.500%, 10/01/18	4,510
	WPX Energy, Inc.,
10,000	5.250%, 01/15/17	10,675
10,000	6.000%, 01/15/22	10,700
25,000	XM Satellite Radio, Inc., 7.625%, 11/01/18 (e)	27,625
5,000	Zayo Group LLC/Zayo Capital, Inc., 8.125%, 01/01/20	5,475

		4,471,442

	Total Corporate Bonds (Cost $4,500,949)	4,710,915

Foreign Government Securities — 13.3%
	Germany — 13.3%
EUR 735,000	Bundesobligation, 0.500%, 04/07/17	957,405
EUR 1,120,000	Bundesrepublik Deutschland, 3.500%, 07/04/19	1,699,419

	Total Foreign Government Securities (Cost $2,596,351)	2,656,824

SEE NOTES TO FINANCIAL STATEMENTS.

14

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Investment Companies — 21.6%
	United States — 21.6%
33,050	iShares MSCI Emerging Markets Index Fund	1,358,686
235,985	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	2,123,869
20,233	Vanguard MSCI Emerging Markets ETF	839,467

	Total Investment Companies (Cost $4,091,543)	4,322,022

PRINCIPAL AMOUNT
Loan Participations & Assignments — 0.7%
	United States — 0.7%
4,938	Aot Holding Ltd., 1st Lien Senior Secured Term Loan, VAR, 5.000%, 10/01/19	4,933
16,920	Caesars Entertainment Operating Co., Inc., Extended B-6 Term Loan, VAR, 5.461%, 01/28/18 ^	15,146
5,058	Caesars Entertainment Operating Co., Inc., Term B-1 Loan, VAR, 01/28/15 ^	4,904
806	Caesars Entertainment Operating Co., Inc., Term B-2 Loan, VAR, 01/28/15 ^	781
	Caesars Entertainment Operating Co., Inc., Term Loan,
2,011	VAR, 01/28/15 ^	1,950
5	VAR, 01/28/15 ^	5
4,572	Chesapeake Energy Corp., Term Loan, VAR, 8.500%, 12/02/17	4,577
	Freedom Group, Inc., Term B Loan,
49,242	VAR, 5.500%, 04/19/19	49,673
633	VAR, 5.500%, 04/19/19	638
23	VAR, 6.500%, 04/19/19	24
15,000	GMACM, Term A-1 Loan, VAR, 5.000%, 11/18/13	15,028
	Gymboree, Initial Term Loan,
21,557	VAR, 5.000%, 02/23/18	21,018
2,898	VAR, 5.000%, 02/23/18	2,826
3,173	Homeward Residential, Inc., Initial Term Loan, VAR, 8.250%, 08/08/17	3,181
15,000	NGPL PipeCo LLC, Term Loan, VAR, 6.750%, 09/15/17	15,287
	PL Propylene LLC, Term Loan,
4,285	VAR, 7.000%, 03/27/17	4,359
11	VAR, 7.000%, 03/27/17	11

	Total Loan Participations & Assignments (Cost $141,297)	144,341

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE
Options Purchased — 0.2%
	Call Option Purchased — 0.2%
21	E-mini S&P 500, Expiring 12/22/12 @1,425.00, European Style (a) (Cost $81,963)	47,040

SHARES
Preferred Stock — 0.2%
	Germany — 0.2%
190	Volkswagen AG (Cost $35,076)	39,449

PRINCIPAL AMOUNT
U.S. Treasury Obligation — 2.4%
470,000	U.S. Treasury Note, 2.875%, 01/31/13 (k) (m) (Cost $473,164)	473,158

SHARES
Short-Term Investment — 11.5%
	Investment Company — 11.5%
2,304,267	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $2,304,267)	2,304,267

	Total Investments — 98.9% (Cost $18,929,732)	19,779,505
	Other Assets in Excess of Liabilities — 1.1%	225,382

	NET ASSETS — 100.0%	20,004,887

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

15

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Investment Companies	21.8%
Foreign Government Securities	13.4
Oil, Gas & Consumable Fuels	5.3
Insurance	3.7
Pharmaceuticals	3.5
Media	3.2
Commercial Banks	2.6
U.S. Treasury Obligation	2.4
Diversified Telecommunication Services	2.2
Tobacco	1.8
Household Durables	1.7
Food Products	1.7
Commercial Services & Supplies	1.5
Health Care Providers & Services	1.4
IT Services	1.3
Chemicals	1.2
Real Estate Investment Trusts (REITs)	1.1
Food & Staples Retailing	1.1
Computers & Peripherals	1.0
Wireless Telecommunication Services	1.0
Others (each less than 1.0%)	15.5
Short-Term Investment	11.6

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
3	10 Year Commonwealth Treasury Bond	12/17/12	390,236	2,462
8	10 Year U.S. Treasury Note	12/19/12	1,064,250	2,354
24	Dow Jones Euro STOXX 50 Index	12/21/12	778,934	(22,319)
12	E-mini Russell 2000	12/21/12	979,560	(34,939)
22	E-mini S&P 500	12/21/12	1,547,480	(28,479)
	Short Futures Outstanding
(23)	10 Year U.S. Treasury Note	12/19/12	(3,059,719)	11,094

				(69,827)

SEE NOTES TO FINANCIAL STATEMENTS.

16

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
17,886	EUR	Westpac Banking Corp.	12/27/12	23,440	23,196	(244)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
26,805	AUD	Royal Bank of Canada	12/27/12	27,665	27,699	(34)
11,461	EUR	BNP Paribas	12/27/12	14,790	14,864	(74)
16,886	EUR	Citibank, N.A.	12/27/12	21,792	21,900	(108)
5,351	EUR	Credit Suisse International	12/27/12	6,935	6,939	(4)
2,043,917	EUR	Union Bank of Switzerland AG	12/27/12	2,640,855	2,650,757	(9,902)
14,939	EUR	Westpac Banking Corp.	12/27/12	19,417	19,374	43
134,085	GBP	Westpac Banking Corp.	11/27/12	214,164	216,362	(2,198)
1,097	GBP	Royal Bank of Scotland	12/27/12	1,776	1,770	6

				2,947,394	2,959,665	(12,271)

SEE NOTES TO FINANCIAL STATEMENTS.

17

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

AUD	—	Australian Dollar
CVA	—	Dutch Certification
ETF	—	Exchange Traded Fund
EUR	—	Euro
GBP	—	British Pound
PIK	—	Payment-in-Kind
VAR	—	Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2012.

^	—	All or a portion of the security is unsettled as of October 31, 2012. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(d)	—	Defaulted Security.

(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	—	Amount rounds to less than 0.1%.

(k)	—	All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	—	The rate shown is the current yield as of October 31, 2012.

(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(x)	—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2012.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements are $3,616,068 and 18.3%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS. 18

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2012

Global Allocation Fund
ASSETS:
Investments in non-affiliates, at value	$15,351,369
Investments in affiliates, at value	4,428,136

Total investment securities, at value	19,779,505
Cash	102,168
Foreign currency, at value	41,115
Deposits at broker for futures contracts	41,000
Receivables:
Investment securities sold	151,240
Interest and dividends from non-affiliates	125,016
Dividends from affiliates	8,443
Tax reclaims	2,222
Variation margin on futures contracts	18,179
Unrealized appreciation on forward foreign currency exchange contracts	49
Due from Advisor	8,533

Total Assets	20,277,470

LIABILITIES:
Payables:
Investment securities purchased	190,186
Unrealized depreciation on forward foreign currency exchange contracts	12,564
Accrued liabilities:
Distribution fees	63
Custodian and accounting fees	11,181
Trustees’ and Chief Compliance Officer’s fees	228
Audit fees	30,011
Other	28,350

Total Liabilities	272,583

Net Assets	$20,004,887

SEE NOTES TO FINANCIAL STATEMENTS.

19

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2012

Global Allocation Fund
NET ASSETS:
Paid-in-Capital	$20,595,069
Accumulated undistributed (distributions in excess of) net investment income	205,745
Accumulated net realized gains (losses)	(1,563,832)
Net unrealized appreciation (depreciation)	767,905

Total Net Assets	$20,004,887

Net Assets:
Class A	$49,838
Class C	49,485
Class R2	49,661
Select Class	19,855,903

Total	$20,004,887

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,431
Class C	3,415
Class R2	3,422
Select Class	1,366,264

Net Asset Value (a):

Class A - Redemption price per share	$14.52
Class C - Offering price per share (b)	14.49
Class R2 - Offering and redemption price per share	14.51
Select Class - Offering and redemption price per share	14.53
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.20

Cost of investments in non-affiliates	$14,696,858
Cost of investments in affiliates	4,232,874
Cost of foreign currency	40,857

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

20

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2012

Global Allocation Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$444,630
Interest income from affiliates	158
Dividend income from non-affiliates	156,137
Dividend income from affiliates	121,582
Foreign taxes withheld	(7,046)

Total investment income	715,461

EXPENSES:
Investment advisory fees	114,635
Administration fees	16,671
Distribution fees:
Class A	119
Class C	356
Class R2	238
Shareholder servicing fees:	47,764
Class A	119
Class C	118
Class R2	119
Select Class	47,408
Custodian and accounting fees	123,190
Interest expense to affiliates	56
Professional fees	79,152
Trustees’ and Chief Compliance Officer’s fees	100
Printing and mailing costs	8,061
Registration and filing fees	12,729
Transfer agent fees	7,271
Offering costs	21,288
Other	5,751

Total expenses	437,381

Less amounts waived	(179,070)
Less expense reimbursements	(104,696)

Net expenses	153,615

Net investment income (loss)	561,846

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(518,062)
Futures	965,462
Foreign currency transactions	24,572

Net realized gain (loss)	471,972

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	883,172
Investments in affiliates	199,318
Futures	(260,486)
Foreign currency translations	54,296

Change in net unrealized appreciation/depreciation	876,300

Net realized/unrealized gains (losses)	1,348,272

Change in net assets resulting from operations	$1,910,118

SEE NOTES TO FINANCIAL STATEMENTS.

21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Global Allocation Fund
	Year Ended 10/31/2012	Period Ended 10/31/2011(a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$561,846	$203,775
Net realized gain (loss)	471,972	(2,000,611)
Change in net unrealized appreciation/depreciation	876,300	(108,395)

Change in net assets resulting from operations	1,910,118	(1,905,231)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,263)	(84)
Class C
From net investment income	(1,100)	(23)
Class R2
From net investment income	(1,175)	(48)
Select Class
From net investment income	(543,598)	(48,037)

Total distributions to shareholders	(547,136)	(48,192)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	547,136	20,048,192

NET ASSETS:
Change in net assets	1,910,118	18,094,769
Beginning of period	18,094,769	—

End of period	$20,004,887	$18,094,769

Accumulated undistributed (distributions in excess of) net investment income	$205,745	$149,679

(a)	Commencement of operations was May 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

22

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE PERIODS INDICATED

	Global Allocation Fund
	Year Ended 10/31/2012	Period Ended 10/31/2011(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$50,000
Dividends and distributions reinvested	1,263	84

Change in net assets resulting from Class A capital transactions	$1,263	$50,084

Class C
Proceeds from shares issued	$—	$50,000
Dividends and distributions reinvested	1,100	23

Change in net assets resulting from Class C capital transactions	$1,100	$50,023

Class R2
Proceeds from shares issued	$—	$50,000
Dividends and distributions reinvested	1,175	48

Change in net assets resulting from Class R2 capital transactions	$1,175	$50,048

Select Class
Proceeds from shares issued	$—	$19,850,000
Dividends and distributions reinvested	543,598	48,037

Change in net assets resulting from Select Class capital transactions	$543,598	$19,898,037

Total change in net assets resulting from capital transactions	$547,136	$20,048,192

SHARE TRANSACTIONS:
Class A
Issued	—	3,333
Reinvested	91	7

Change in Class A Shares	91	3,340

Class C
Issued	—	3,333
Reinvested	80	2

Change in Class C Shares	80	3,335

Class R2
Issued	—	3,333
Reinvested	85	4

Change in Class R2 Shares	85	3,337

Select Class
Issued	—	1,323,333
Reinvested	39,374	3,557

Change in Select Class Shares	39,374	1,326,890

(a)	Commencement of operations was May 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data
		Investment operations			Distributions				Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (e)		Portfolio turnover rate *(b)
Global Allocation Fund
Class A
Year Ended October 31, 2012	$13.53	$0.38	$0.98	$1.36	$(0.37)	$14.52	10.26%	$49,838	1.05%		2.70%		2.54%		67%
May 31, 2011 (f) through October 31, 2011	15.00	0.14	(1.58)	(1.44)	(0.03)	13.53	(9.63)	45,190	1.05	(g)	2.36	(g)	2.79	(g)	51
Class C
Year Ended October 31, 2012	13.52	0.31	0.99	1.30	(0.33)	14.49	9.75	49,485	1.55		2.19		3.04		67
May 31, 2011 (f) through October 31, 2011	15.00	0.11	(1.58)	(1.47)	(0.01)	13.52	(9.83)	45,096	1.55	(g)	1.86	(g)	3.28	(g)	51
Class R2
Year Ended October 31, 2012	13.53	0.34	0.99	1.33	(0.35)	14.51	9.99	49,661	1.30		2.44		2.79		67
May 31, 2011 (f) through October 31, 2011	15.00	0.12	(1.58)	(1.46)	(0.01)	13.53	(9.71)	45,143	1.30	(g)	2.10	(g)	3.04	(g)	51
Select Class
Year Ended October 31, 2012	13.53	0.41	1.00	1.41	(0.41)	14.53	10.58	19,855,903	0.80		2.95		2.29		67
May 31, 2011 (f) through October 31, 2011	15.00	0.15	(1.58)	(1.43)	(0.04)	13.53	(9.56)	17,959,340	0.80	(g)	2.61	(g)	2.55	(g)	51

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS. 24

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Allocation Fund	Class A, Class C, Class R2 and Select Class	Diversified

The investment objective of the Fund is to seek to maximize long-term total return.

The Fund commenced operations on May 31, 2011. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments – Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”) are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit

25

and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$109,590	$—	$109,590
Denmark	—	23,035	—	23,035
France	—	318,586	—	318,586

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	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Germany	$—	$372,636		$—	$372,636
Hong Kong	—	604		—	604
Indonesia	—	482		—	482
Ireland	16,853	—		—	16,853
Israel	—	24,205		—	24,205
Italy	—	50,670		—	50,670
Japan	—	533,260		—	533,260
Netherlands	—	430,373		—	430,373
New Zealand	—	35,515		—	35,515
Norway	—	16,443		—	16,443
Singapore	—	205,703		—	205,703
Spain	—	41,572		—	41,572
Switzerland	39,252	415,858		—	455,110
United Kingdom	—	998,088		—	998,088
United States	1,448,764	—		—	1,448,764

Total Common Stocks	1,504,869	3,576,620		—	5,081,489

Corporate Bonds
Australia	—	23,900		—	23,900
Bahamas	—	2,505		—	2,505
Bermuda	—	5,656		—	5,656
Canada	—	54,255		—	54,255
Cayman Islands	—	15,285		—	15,285
Finland	—	4,815		—	4,815
France	—	5,100		—	5,100
Luxembourg	—	109,560		—	109,560
Mexico	—	3,375		—	3,375
Netherlands	—	4,670		—	4,670
United Kingdom	—	10,352		—	10,352
United States	—	4,418,539		52,903	4,471,442

Total Corporate Bonds	—	4,658,012		52,903	4,710,915

Foreign Government Securities	—	2,656,824		—	2,656,824
Investment Companies
United States	4,322,022	—		—	4,322,022
Loan Participations & Assignments
United States	—	144,341		—	144,341
Options Purchased
Call Option Purchased	47,040	—		—	47,040
Preferred Stock
Germany	—	39,449		—	39,449
U.S. Treasury Obligation	—	473,158		—	473,158
Short-Term Investment
Investment Company	2,304,267	—		—	2,304,267

Total Investments in Securities	$8,178,198	$11,548,404		$52,903	$19,779,505

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$49		$—	$49
Futures Contracts	15,910	—		—	15,910

Total Appreciation in Other Financial Instruments	$15,910	$49	$		$15,959

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(12,564)		$—	$(12,564)
Futures Contracts	(85,737)	—		—	(85,737)

Total Depreciation in Other Financial Instruments	$(85,737)	$(12,564)		$—	$(98,301)

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There were no transfers between Levels 1 and 2 during the year ended October 31, 2012.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 10/31/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/12
Investments in Securities
Corporate Bonds – United States	$—	$518	$2,905	$(15)	$18,916	$(15,773)	$46,352	$—	$52,903

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at October 31, 2012, which were valued using significant unobservable inputs (Level 3) was $2,905. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of October 31, 2012, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

As of October 31, 2012 the Fund did not hold any illiquid securities.

C. Investment Transactions with Affiliates — The Fund invests in certain Underlying Funds which are advised by JPMIM or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the following to be affiliated issuers. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized gains, if any, by the Underlying Funds:

	For the year ended October 31, 2012
Affiliate	Value at October 31, 2011	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at October 31, 2012	Value at October 31, 2012
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	$1,807,954	$82,262	$1,894,272	$—	$82,262	—	$—

JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	1,928,607	—	—	34,335	235,985	2,123,869

JPMorgan Prime Money Market Fund, Institutional Class Shares	3,726,475	14,200,628	15,622,836	—	4,985	2,304,267	2,304,267

Total	$5,534,429	$16,211,497	$17,517,108	$—	$121,582	2,540,252	$4,428,136

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D. Loan Participations and Assignments — The Fund invests in loan participations and assignments of all or a portion of the loans. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Fund has direct rights against the borrower on a loan when it purchases an assignment; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the borrower and the Selling Participant and any other persons interpositioned between the Fund and the borrower (“Intermediate Participants”). Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

E. Derivatives — The Fund uses instruments including futures, forward foreign currency exchange contracts and options in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. The Fund also uses derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statement of Assets and Liabilities.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes E(1) — E(3) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchases and sells (writes) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation.

If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

(2). Futures Contracts — The Fund uses treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock and bond markets. The Fund also uses futures to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instruments at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund

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periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation (depreciation) in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

(3). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of October 31, 2012, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contract	Statement of Assets and Liabilities Location	Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts
Assets:
Equity contracts	Receivables, Net Assets – Unrealized Appreciation	$47,040	$—	$—
Interest rate contracts	Receivables, Net Assets – Unrealized Appreciation	—	15,910	—
Foreign exchange contracts	Receivables	—	—	49

Total		$47,040	$15,910	$49

Liabilities:
Equity contracts	Payable, Net Assets – Unrealized Depreciation	$—	$(85,737)	$—
Foreign exchange contracts	Payables	—	—	(12,564)

Total		$—	$(85,737)	$(12,564)

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(a)	The market value of options purchased is reported as Investments in non-affiliates, at value on the Statement of Assets and Liabilities.
(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the year ended October 31, 2012, by primary underlying risk exposure:

	Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$32,092	$910,309	$—	$942,401
Interest rate contracts	—	55,153	—	55,153
Foreign exchange contracts	—	—	77,616	77,616

Total	$32,092	$965,462	$77,616	$1,075,170

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(22,593)	(352,233)	$—	$(374,826)
Interest rate contracts	—	91,747	—	91,747
Foreign exchange contracts	—	—	53,689	53,689

Total	$(22,593)	(260,486)	$53,689	$(229,390)

The Fund’s derivatives contracts held at October 31, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and options activity during the year ended October 31, 2012. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Average Notional Balance Long	$6,298,833
Average Notional Balance Short	1,000,800	(a)
Ending Notional Balance Long	4,760,460
Ending Notional Balance Short	3,059,719
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	31,657
Average Settlement Value Sold	2,346,616
Ending Settlement Value Purchased	23,440
Ending Settlement Value Sold	2,947,394
Exchange-Traded Options:
Average Number of Contracts Purchased	135
Ending Number of Contracts Purchased	21

(a)	Average is for the period March 1, 2012 through October 31, 2012.

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F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Offering and Organizational Costs — Total offering costs of $36,494 paid in connection with the offering of shares of the Fund are amortized up to 12 months from the date the Fund commenced operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

The Fund invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratio to average net assets shown in the Financial Highlights.

Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net

32

investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(141)	$41,356	$(41,215)

The reclassifications for the Fund relate primarily to foreign currency gains and foreign futures contracts.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.60% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2012, the annual effective rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2012, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Select Class
0.25%	0.25%	0.25%	0.25%

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The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R2	Select Class
1.05%	1.55%	1.30%	0.80%

The expense limitation agreement was in effect for the year ended October 31, 2012. The contractual expense limitation percentages in the table above are in place until at least February 28, 2013.

For the year ended October 31, 2012, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$114,635	$16,671	$47,764	$179,070	$104,696

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

There were no waivers resulting from investments in these money market funds for the year ended October 31, 2012.

The shares of the Underlying Funds in which the Fund invests impose a separate advisory and a shareholder servicing fee. The Fund’s Advisor and/or Distributor have voluntarily agreed to waive the Fund’s fees in the weighted average pro-rata amount of the advisory and shareholder servicing fees charged by the Underlying Funds. These voluntary waivers will be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s advisory fee and/or shareholder servicing fees.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

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The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2012, the Fund and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the year ended October 31, 2012, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$13,907,117	$9,743,757	$421,579	$—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2012 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$19,205,408	$695,711	$121,614	$574,097

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows:

Ordinary Income	Total Distributions Paid
$547,136	$547,136

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows:

Ordinary Income	Total Distributions Paid
$48,192	$48,192

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As of October 31, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$216,590	$(1,396,340)	$589,636

The cumulative timing differences primarily consists of mark to market of forward foreign currency contracts, mark to market of futures contracts, mark to market of options contracts, mark to market of PFICs and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. As of October 31, 2012, the Fund had net short-term capital loss carryforwards of $1,254,600 and net long-term capital loss carryforwards of $141,740, which are available to offset future realized gains.

During the year ended October 31, 2012, the Fund utilized capital loss carryforwards of $69,863.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

36

As of October 31, 2012, a portion of the Fund’s net assets consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit-linked notes and TBA securities.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

As of October 31, 2012, the Fund invested approximately 66.8% of its total investments in the United States.

37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Global Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Global Allocation Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period May 31, 2011 (commencement of operations) through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2012

38

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	168	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	168	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	168	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	168	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	168	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	168	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	168	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	168

Trustee, American University in Cairo (1999-present); Trustee, Dartmouth- Hitchcock Medical Center

(2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	168	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

39

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	168	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	168	None.

Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	168	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	168	Director, Glenview
Trust Company, LLC
(2001-present); Trustee, St.
Catharine College

(1998-present); Trustee,
Bellarmine University
(2000-present); Director,
Springfield-Washington
County Economic
Development Authority
(1997-present).

(1)	Messrs. Armstrong, Reid, and Spalding are retiring from the Board of Trustees effective December 31, 2012. The other Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (168 funds).
*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Fund’s investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.
**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.
***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

40

In order to fill the vacancies created by the retirement of Messrs. Reid, Armstrong, and Spalding effective December 31, 2012, the Board appointed Mary E. Martinez and Mitchell M. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013. Information about Ms. Martinez, Mr. Merin, and Ms. Pardo is set forth below:

Name (Year of Birth)	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
Mary E. Martinez (1960)	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Mitchell M. Merin (1953)	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

Marian U. Pardo* (1946)	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

*	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she will irrevocably waive effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which will end on January 1, 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

41

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.
**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

42

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2012, and continued to hold your shares at the end of the reporting period, October 31, 2012.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2012	Ending Account Value, October 31, 2012		Expenses Paid During the Period *	Annualized Expense Ratio
Global Allocation Fund
Class A

Actual		$1,000.00	$1,017.30	$5.32	1.05%

Hypothetical		1,000.00	1,019.86	5.33	1.05
Class C

Actual		1,000.00	1,015.10	7.85	1.55

Hypothetical		1,000.00	1,017.34	7.86	1.55
Class R2

Actual		1,000.00	1,015.70	6.59	1.30

Hypothetical		1,000.00	1,018.60	6.60	1.30
Select Class

Actual		1,000.00	1,018.50	4.06	0.80

Hypothetical		1,000.00	1,021.11	4.06	0.80

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the Fund and the other J.P. Morgan Funds in which the Fund invests (“Underlying Funds”). Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s and the Underlying Funds’ performance compared to the performance of the Fund’s and the Underlying Funds’ peers and benchmarks and analyses by the Advisor of the Fund’s and the Underlying Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s and the Underlying Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Fund, expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The

44

Trustees determined that the compensation to be received by the Advisor from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund and the Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund and the Underlying Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund and the Underlying Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Fund and the Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

45

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the J.P. Morgan Funds including the benefits received by the Advisor and its affiliates in connection with the Fund’s investments in the Underlying Funds. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S. equity securities in certain of the Underlying Funds that invest primarily in U.S. equity securities.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Fund and/or Underlying Funds for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Fund and/or Underlying Funds.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor and that the Fund benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

46

Investment Performance

The Trustees reviewed the Fund’s performance against its benchmark index and considered the performance information provided for the Fund at regular Board meetings by the Advisor. The performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance are summarized below:

The Trustees noted the performance of the Fund since its inception on May 31, 2011 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund (“Universe Group”). The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the Underlying Funds in which the Fund invests.

47

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

6.31% of ordinary income distributions were eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended October 31, 2012.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. $547,136 of ordinary income distributions was treated as qualified dividends.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2012, the Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income was as follows:

Gross Income
Global Allocation Fund	$99,383

48

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•       Social Security number and account balances

•       transaction history and account transactions

•       checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

•       open an account or provide contact information

•       give us your account information or pay us by check

•       make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•       sharing for affiliates’ everyday business purposes - information about your creditworthiness

•       affiliates from using your information to market to you

•       sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Specialty Funds

Annual Report

October 31, 2012

JPMorgan Growth Long/Short Fund

JPMorgan Multi-Cap Long/Short Fund

J.P. Morgan Funds

Annual Report

October 31, 2012

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

J. P. Morgan Funds

CEO’s Letter (Unaudited)

November 26, 2012

Dear Shareholder:

Global equity markets continued to seesaw against an uncertain macroeconomic and geopolitical backdrop. In the U.S., improving economic data has been overshadowed by the pending “fiscal cliff.” Concerns about a potential economic “hard landing” in China remain, while escalating tension in the Middle East recently resulted in a conflict between Israel and Hamas, exacerbating fears about the stability of the region. Europe’s debt crisis continues and global equity prices have fluctuated with investors’ changing perception about the viability of corrective actions taken by the European Central Bank.

Despite these sharp swings in market momentum, stocks in most parts of the world posted positive returns for the twelve months ended October 31, 2012. Accommodative monetary policies have been a significant catalyst for the positive returns for stocks during the past year and continue to keep yields at historically low levels. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging markets debt in search of higher yielding securities. Higher demand for these securities as well as positive fundamentals led to positive returns for high yield bonds and emerging markets debt during the 12 months ended October 31, 2012.

Quote “The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors.”

U.S. Treasury Yields Remain Low while U.S. Stocks Outperform

Real yields are negative on many parts of the yield curve, meaning that the payment that investors will receive from these bonds is less than the expected rate of inflation. Holders of these securities are willing to see the purchasing power of their money decline in order to access the perceived safety of U.S. Treasury securities, likely a reflection of the elevated level of uncertainty among investors. The yield for 10-year U.S. Treasury securities ended October 2012 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 2.9%, respectively.

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended October 31, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks, which were weighed down by Europe’s ongoing debt crisis and concerns about an economic “hard landing” in China.

Emerging Markets: An Evolving Asset Class

While the Chinese economy rightfully commands a large amount of attention from emerging markets investors, the asset class encompasses a wide range of countries with diverse cultural and political standards and evolving industries. Changes to local political administrations and economic policies can alter the investment landscape of an emerging market. For example, recently elected Mexican president Pena Nieto has pledged to focus on energy, labor and tax reforms, which has attracted more foreign investors who welcome the proposed business-friendly changes. On the other side of the spectrum, Russia’s recent presidential election has elevated geopolitical risk and therefore lowered the willingness of investors to invest in local Russian companies.

1

The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors. The volatility and differences in emerging markets can also create attractive investment opportunities for active managers with the resources in place to monitor disparate emerging economies and the companies that operate in them.

Emerging markets securities can be a valuable tool for investors as they construct their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
CEO, Global Funds Management
J.P. Morgan Asset Management

2

J.P. Morgan Specialty Funds

Market Overview

Twelve months ended October 31, 2012

The debt crisis in Europe continued to be a major source of uncertainty in capital markets. Global equity prices rose and fell with investors’ changing perception about the viability of actions taken by the European Central Bank to curb the crisis. While U.S. stocks were not immune to these market fluctuations, accommodative policies from the U.S. Federal Reserve and improving U.S. economic data helped U.S. stocks outperform international and emerging markets stocks. The S&P 500 Index finished the reporting period with a 15.21% gain.

3

JPMorgan Growth Long/Short Fund

Fund Commentary

Twelve months ended October 31, 2012 (Unaudited)

Reporting Period Return:

Fund (Select Class Shares)*	2.80%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.08%
S&P 500 Index	15.21%

Net Assets as of 10/31/2012	$4,180,578

INVESTMENT OBJECTIVE**

The JPMorgan Growth Long/Short Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the twelve months ended October 31, 2012. The Fund’s stock selection was positive in all sectors except the energy sector. The Fund’s stock selection in the health care sector contributed the most to its return.

Individual contributors to the Fund’s return included the Fund’s positions in Apple Inc. and Michael Kors Holdings Ltd. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of Michael Kors Holdings Ltd. benefited from the luxury retailer’s better-than-expected fiscal third-quarter earnings.

Individual detractors from the Fund’s return included the Fund’s positions in Concho Resources, Inc. and Amazon.com, Inc. Shares of Concho Resources, Inc. declined following the oil and natural gas company’s disappointing earnings, which were hurt by integration challenges following its recently completed acquisitions. Shares of Amazon.com, Inc. underperformed as the online retailer issued a lower-than-expected earnings forecast.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers used research, valuation and stock selection to identify companies that have a history of above-average growth or which the Fund’s portfolio managers believed would achieve above-average growth in the future. Growth companies purchased for the Fund included those that the Fund’s portfolio managers believed had leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The Fund’s portfolio managers also based specific purchase decisions on a number of quantitative factors, including valuation and improving fundamentals. In addition, the Fund used a combination of futures contracts and exchange-traded funds (ETFs) to adjust the Fund’s equity market and sector exposure.

4

	TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apple, Inc.	9.8%
2.	Biogen Idec, Inc.	5.8
3.	Kansas City Southern	5.5
4.	Express Scripts Holding Co.	4.9
5.	MasterCard, Inc., Class A	4.3
6.	Capital One Financial Corp.	4.3
7.	Allergan, Inc.	4.2
8.	priceline.com, Inc.	4.0
9.	Cameron International Corp.	3.8
10.	Google, Inc., Class A	3.6

	LONG PORTFOLIO COMPOSITION BY MARKET EXPOSURE***
	Information Technology	34.7%
	Health Care	19.9
	Consumer Discretionary	16.2
	Industrials	7.8
	Financials	4.2
	Energy	3.8
	Materials	3.5
	Consumer Staples	2.6
	Short-Term Investment	7.3

	TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	E-Mini S&P 500	100.0%

	SHORT PORTFOLIO COMPOSITION BY MARKET EXPOSURE****
	Futures	100.0%

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based upon total short investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

5

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		2.61%	1.24%
With Sales Charge*		(2.78)	(1.56)

CLASS C SHARES	11/30/10
Without CDSC		2.08	0.73
With CDSC**		1.08	0.73
SELECT CLASS SHARES	11/30/10	2.80	1.48

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

6

The Fund commenced operations on November 30, 2010.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Growth Long/Short Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index from November 30, 2010 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

7

JPMorgan Multi-Cap Long/Short Fund

Fund Commentary

Twelve months ended October 31, 2012 (Unaudited)

Reporting Period Return:

Fund (Select Class Shares)*	(3.67)%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.08%
S&P 500 Index	15.21%

Net Assets as of 10/31/2012	$3,927,669

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Long/Short Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the twelve months ended October 31, 2012. The Fund’s stock selection in the health care and consumer discretionary sectors detracted from its return, while the Fund’s stock selection in the technology and materials and processing sectors contributed to its return.

Individual detractors from the Fund’s return included the Fund’s positions in Unilife Corp. and Vera Bradley Inc. Unilife Corp. designs and manufactures medical devices. The stock declined after investors reacted negatively to the company’s stock offering. Shares of Vera Bradley Inc. declined after the apparel and accessories company gave earnings guidance that disappointed investors.

Individual contributors to the Fund’s return included the Fund’s positions in Apple Inc. and Sherwin-Williams Co. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of Sherwin-Williams Co. rose after the paint company reported better-than-expected first-quarter results.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers used bottom-up fundamental research to construct a portfolio of long and short positions, researching companies to determine their underlying value and potential for future earnings growth. In addition, the Fund used a combination of futures contracts and exchange-traded funds (ETFs) to adjust the Fund’s equity market and sector exposure.

8

	TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Sherwin-Williams Co. (The)	3.5%
2.	Apple, Inc.	2.8
3.	Pall Corp.	2.5
4.	J.B. Hunt Transport Services, Inc.	2.4
5.	Canadian Pacific Railway Ltd., (Canada)	2.3
6.	Watson Pharmaceuticals, Inc.	2.2
7.	Fluor Corp.	2.0
8.	Concho Resources, Inc.	1.8
9.	Unilife Corp.	1.8
10.	Humana, Inc.	1.8

LONG PORTFOLIO COMPOSITION BY MARKET EXPOSURE***
Health Care	19.0%
Industrials	14.8
Information Technology	11.3
Consumer Discretionary	5.8
Energy	5.3
Materials	5.0
Financials	1.6
Consumer Staples	1.3
Short-Term Investment	35.9

	TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Zimmer Holdings, Inc.	5.3%
2.	Signet Jewelers Ltd., (Bermuda)	4.9
3.	Autodesk, Inc.	4.8
4.	Dunkin’ Brands Group, Inc.	4.7
5.	Universal Health Services, Inc., Class B	4.4
6.	ABIOMED, Inc.	4.3
7.	Illinois Tool Works, Inc.	4.2
8.	Johnson Controls, Inc.	4.0
9.	Donaldson Co., Inc.	4.0
10.	Infosys Ltd., (India), ADR	3.6

SHORT PORTFOLIO COMPOSITION BY MARKET EXPOSURE****
Health Care		28.8%
Consumer Discretionary		21.2
Industrials		20.1
Information Technology		19.4
Energy		8.3
Materials		2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based upon total short investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

9

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		(3.94)%	(1.29)%
With Sales Charge*		(8.96)	(4.03)

CLASS C SHARES	11/30/10
Without CDSC		(4.42)	(1.79)
With CDSC**		(5.42)	(1.79)
SELECT CLASS SHARES	11/30/10	(3.67)	(1.05)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

10

The Fund commenced operations on November 30, 2010.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Long/Short Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index from November 30, 2010 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

11

JPMorgan Growth Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 89.0%
	Consumer Discretionary — 15.6%
	Hotels, Restaurants & Leisure — 4.2%
1,730	Las Vegas Sands Corp.	80,341
2,040	Starbucks Corp.	93,636

		173,977

	Internet & Catalog Retail — 6.3%
440	Amazon.com, Inc. (a)	102,441
280	priceline.com, Inc. (a)	160,655

		263,096

	Specialty Retail — 2.5%
1,700	Home Depot, Inc. (The)	104,346

	Textiles, Apparel & Luxury Goods — 2.6%
2,010	Michael Kors Holdings Ltd., (Hong Kong) (a)	109,927

	Total Consumer Discretionary	651,346

	Consumer Staples — 2.5%
	Food & Staples Retailing — 2.5%
1,090	Whole Foods Market, Inc.	103,256

	Energy — 3.6%
	Energy Equipment & Services — 3.6%
2,990	Cameron International Corp. (a)	151,414

	Financials — 4.1%
	Consumer Finance — 4.1%
2,840	Capital One Financial Corp.	170,883

	Health Care — 19.0%
	Biotechnology — 8.0%
1,670	Biogen Idec, Inc. (a)	230,827
730	Regeneron Pharmaceuticals, Inc. (a)	103,879

		334,706

	Health Care Providers & Services — 4.7%
3,225	Express Scripts Holding Co. (a)	198,467

	Pharmaceuticals — 6.3%
1,860	Allergan, Inc.	167,251
600	Novo Nordisk A/S, (Denmark), ADR	96,174

		263,425

	Total Health Care	796,598

	Industrials — 7.5%
	Aerospace & Defense — 2.2%
710	TransDigm Group, Inc.	94,579

	Road & Rail — 5.3%
2,740	Kansas City Southern	220,460

	Total Industrials	315,039

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 33.3%
	Computers & Peripherals — 12.6%
660	Apple, Inc.	392,766
5,570	EMC Corp. (a)	136,019

		528,785

	Internet Software & Services — 3.4%
210	Google, Inc., Class A (a)	142,752

	IT Services — 9.3%
560	Alliance Data Systems Corp. (a)	80,108
375	MasterCard, Inc., Class A	172,849
1,980	Teradata Corp. (a)	135,254

		388,211

	Semiconductors & Semiconductor Equipment — 3.4%
4,360	ARM Holdings plc, (United Kingdom), ADR	141,046

	Software — 4.6%
910	Citrix Systems, Inc. (a)	56,247
650	Salesforce.com, Inc. (a)	94,887
470	VMware, Inc., Class A (a)	39,842

		190,976

	Total Information Technology	1,391,770

	Materials — 3.4%
	Chemicals — 3.4%
1,630	Monsanto Co.	140,294

	Total Common Stocks (Cost $3,049,589)	3,720,600

Short-Term Investment — 7.0%

	Investment Company — 7.0%
291,510	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $291,510)	291,510

	Total Investments — 96.0% (Cost $3,341,099)	4,012,110
	Other Assets in Excess of Liabilities — 4.0%	168,468

	NET ASSETS — 100.0%	$4,180,578

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12

JPMorgan Growth Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

SHORT POSITIONS

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(33)	E-mini S&P 500	12/21/12	$(2,321,220)	$76,247

SEE NOTES TO FINANCIAL STATEMENTS.

13

JPMorgan Multi-Cap Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 98.9% (j)

Common Stocks — 63.3%
	Consumer Discretionary — 5.7%
	Internet & Catalog Retail — 1.6%
1,900	Kayak Software Corp. (a)	62,947

	Specialty Retail — 2.8%
810	Children’s Place Retail Stores, Inc. (The) (a)	47,328
1,050	Home Depot, Inc. (The)	64,449

		111,777

	Textiles, Apparel & Luxury Goods — 1.3%
910	Michael Kors Holdings Ltd., (Hong Kong) (a)	49,768

	Total Consumer Discretionary	224,492

	Consumer Staples — 1.3%
	Food & Staples Retailing — 1.3%
870	Fresh Market, Inc. (The) (a)	49,338

	Energy — 5.2%
	Energy Equipment & Services — 1.1%
860	Cameron International Corp. (a)	43,550

	Oil, Gas & Consumable Fuels — 4.1%
640	Cabot Oil & Gas Corp.	30,068
810	Concho Resources, Inc. (a)	69,757
950	Range Resources Corp.	62,092

		161,917

	Total Energy	205,467

	Financials — 1.5%
	Real Estate Management & Development — 1.5%
1,610	Zillow, Inc., Class A (a)	60,150

	Health Care — 18.8%
	Biotechnology — 3.7%
2,720	Aegerion Pharmaceuticals, Inc. (a)	61,146
600	Onyx Pharmaceuticals, Inc. (a)	47,016
4,530	Synta Pharmaceuticals Corp. (a)	35,651

		143,813

	Health Care Equipment & Supplies — 4.3%
5,670	Syneron Medical Ltd., (Israel) (a)	52,617
2,830	Tornier N.V., (Netherlands) (a)	48,393
24,990	Unilife Corp. (a)	68,473

		169,483

	Health Care Providers & Services — 4.5%
3,110	Acadia Healthcare Co., Inc. (a)	63,973
1,880	Brookdale Senior Living, Inc. (a)	44,105

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
920	Humana, Inc.	68,328

		176,406

	Health Care Technology — 1.0%
1,440	Vocera Communications, Inc. (a)	38,721

	Life Sciences Tools & Services — 1.6%
4,310	Fluidigm Corp. (a)	65,038

	Pharmaceuticals — 3.7%
1,100	Valeant Pharmaceuticals International, Inc., (Canada) (a)	61,523
980	Watson Pharmaceuticals, Inc. (a)	84,231

		145,754

	Total Health Care	739,215

	Industrials — 14.6%
	Building Products — 1.5%
2,150	Fortune Brands Home & Security, Inc. (a)	61,146

	Construction & Engineering — 2.0%
1,410	Fluor Corp.	78,749

	Machinery — 2.5%
1,568	Pall Corp.	98,721

	Road & Rail — 5.7%
960	Canadian Pacific Railway Ltd., (Canada)	88,377
1,600	J.B. Hunt Transport Services, Inc.	93,920
330	Union Pacific Corp.	40,600

		222,897

	Trading Companies & Distributors — 2.9%
710	MSC Industrial Direct Co., Inc., Class A	52,966
3,190	Rush Enterprises, Inc., Class A (a)	60,610

		113,576

	Total Industrials	575,089

	Information Technology — 11.2%
	Communications Equipment — 2.2%
580	F5 Networks, Inc. (a)	47,838
720	Palo Alto Networks, Inc. (a)	39,586

		87,424

	Computers & Peripherals — 2.7%
180	Apple, Inc.	107,118

	Internet Software & Services — 2.2%
850	Demandware, Inc. (a)	25,236
560	LinkedIn Corp., Class A (a)	59,881

		85,117

SEE NOTES TO FINANCIAL STATEMENTS.

14

JPMorgan Multi-Cap Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	IT Services — 1.4%
810	Teradata Corp. (a)	55,331

	Software — 2.7%
1,180	Imperva, Inc. (a)	37,205
1,300	Splunk, Inc. (a)	36,465
1,250	TIBCO Software, Inc. (a)	31,513

		105,183

	Total Information Technology	440,173

	Materials — 5.0%
	Chemicals — 5.0%
510	PPG Industries, Inc.	59,711
950	Sherwin-Williams Co. (The)	135,451

	Total Materials	195,162

	Total Common Stocks (Cost $2,362,322)	2,489,086

Short-Term Investment — 35.6%
	Investment Company — 35.6%
1,396,641	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $1,396,641)	1,396,641

	Total Investments — 98.9% (Cost $3,758,963)	3,885,727
	Other Assets in Excess of Liabilities — 1.1%	41,942

	NET ASSETS — 100.0%	$3,927,669

Short Positions — 24.4%

Common Stocks — 24.4%
	Consumer Discretionary — 5.2%
	Auto Components — 1.0%
1,500	Johnson Controls, Inc.	38,625

	Hotels, Restaurants & Leisure — 1.8%
510	Bally Technologies, Inc. (a)	25,459
1,450	Dunkin’ Brands Group, Inc.	44,950

		70,409

	Specialty Retail — 1.7%
340	Hibbett Sports, Inc. (a)	18,357
910	Signet Jewelers Ltd., (Bermuda)	47,101

		65,458

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.7%
510	Coach, Inc.	28,586

	Total Consumer Discretionary	203,078

	Energy — 2.0%
	Energy Equipment & Services — 0.5%
1,840	Weatherford International Ltd., (Switzerland) (a)	20,792

	Oil, Gas & Consumable Fuels — 1.5%
620	Berry Petroleum Co., Class A	23,876
810	Bill Barrett Corp. (a)	18,557
990	Comstock Resources, Inc. (a)	16,949

		59,382

	Total Energy	80,174

	Health Care — 7.0%
	Biotechnology — 0.7%
920	Genomic Health, Inc. (a)	28,750

	Health Care Equipment & Supplies — 2.9%
2,060	ABIOMED, Inc. (a)	40,829
650	St. Jude Medical, Inc.	24,869
790	Zimmer Holdings, Inc.	50,726

		116,424

	Health Care Providers & Services — 1.1%
1,010	Universal Health Services, Inc., Class B	41,804

	Life Sciences Tools & Services — 1.0%
6,420	Affymetrix, Inc. (a)	20,351
1,070	QIAGEN N.V., (Netherlands) (a)	18,672

		39,023

	Pharmaceuticals — 1.3%
1,010	Hospira, Inc. (a)	30,997
1,320	Vivus, Inc. (a)	19,668

		50,665

	Total Health Care	276,666

	Industrials — 4.9%
	Air Freight & Logistics — 0.8%
530	C.H. Robinson Worldwide, Inc.	31,975

	Machinery — 3.6%
1,190	Donaldson Co., Inc.	38,401
1,460	Harsco Corp.	29,185
650	Illinois Tool Works, Inc.	39,865
950	Kennametal, Inc.	33,649

		141,100

SEE NOTES TO FINANCIAL STATEMENTS.

15

JPMorgan Multi-Cap Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Trading Companies & Distributors — 0.5%
440	Fastenal Co.	19,668

	Total Industrials	192,743

	Information Technology — 4.7%
	Communications Equipment — 1.1%
1,110	ADTRAN, Inc.	18,748
1,540	Juniper Networks, Inc. (a)	25,518

		44,266

	Computers & Peripherals — 0.8%
3,590	Dell, Inc.	33,136

	IT Services — 0.9%
800	Infosys Ltd., (India), ADR	34,736

	Semiconductors & Semiconductor Equipment — 0.7%
1,260	Intel Corp.	27,248

	Software — 1.2%
1,460	Autodesk, Inc. (a)	46,486

	Total Information Technology	185,872

	Materials — 0.6%
	Metals & Mining — 0.6%
590	Cliffs Natural Resources, Inc.	21,399

	Total Short Positions (Proceeds $1,056,517)	$959,932

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(8)	E-mini S&P 500	12/21/12	$(562,720)	$17,444

SEE NOTES TO FINANCIAL STATEMENTS.

16

JPMorgan Specialty Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

ADR	—	American Depositary Receipt

(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(j)	—	All or a portion of these securities are segregated for short sales.
(l)	—	The rate shown is the current yield as of October 31, 2012.
(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

17

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2012

	Growth Long/Short Fund	Multi-Cap Long/Short Fund
ASSETS:
Investments in non-affiliates, at value	$3,720,600	$2,489,086
Investments in affiliates, at value	291,510	1,396,641

Total investment securities, at value	4,012,110	3,885,727
Deposits at broker for futures contracts	200,000	80,000
Deposits at broker for securities sold short	—	962,903
Receivables:
Dividends from non-affiliates	9,236	362
Dividends from affiliates	11	113
Variation margin on futures contracts	1,320	320
Due from Advisor	3,864	5,554

Total Assets	4,226,541	4,934,979

LIABILITIES:
Payables:
Securities sold short, at value	—	959,932
Dividend expense to non-affiliates on securities sold short	—	601
Accrued liabilities:
Distribution fees	44	41
Custodian and accounting fees	4,365	4,133
Trustees’ and Chief Compliance Officer’s fees	23	25
Registration and filing fees	2,884	2,995
Printing & mailing costs	5,267	6,036
Audit fees	29,825	30,796
Other	3,555	2,751

Total Liabilities	45,963	1,007,310

Net Assets	$4,180,578	$3,927,669

NET ASSETS:
Paid-in-Capital	$3,931,937	$3,920,095
Accumulated net investment loss	(41,925)	(58,629)
Accumulated net realized gains (losses)	(456,692)	(174,590)
Net unrealized appreciation (depreciation)	747,258	240,793

Total Net Assets	$4,180,578	$3,927,669

Net Assets:
Class A	$51,190	$48,768
Class C	50,701	48,303
Select Class	4,078,687	3,830,598

Total	$4,180,578	$3,927,669

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,333	3,333
Class C	3,333	3,333
Select Class	264,323	260,573

Net asset value (a):
Class A - Redemption price per share	$15.36	$14.63
Class C - Offering price per share (b)	15.21	14.49
Select Class - Offering and redemption price per share	15.43	14.70
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.21	$15.44

Cost of investments in non-affiliates	$3,049,589	$2,362,322
Cost of investments in affiliates	291,510	1,396,641
Proceeds from securities sold short	—	1,056,517

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

18

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2012

	Growth Long/Short Fund	Multi-Cap Long/Short Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$27,705	$30,356
Dividend income from affiliates	821	1,794

Total investment income	28,526	32,150

EXPENSES:
Investment advisory fees	69,523	67,294
Administration fees	4,047	3,918
Distribution fees:
Class A	128	124
Class C	380	369
Shareholder servicing fees:
Class A	128	124
Class C	127	123
Select Class	11,333	10,969
Custodian and accounting fees	26,461	28,222
Professional fees	59,127	60,063
Interest expense to affiliates	26	—
Trustees’ and Chief Compliance Officer’s fees	23	23
Printing and mailing costs	9,221	9,284
Registration and filing fees	37,974	38,605
Transfer agent fees	4,504	4,500
Offering costs	5,925	6,006
Other	8,337	7,464
Dividend expense to non-affiliates on securities sold short	—	14,824
Interest expense to non-affiliates on securities sold short	—	10,723

Total expenses	237,264	262,635

Less amounts waived	(85,158)	(82,428)
Less expense reimbursements	(72,779)	(77,901)

Net expenses	79,327	102,306

Net investment income (loss)	(50,801)	(70,156)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	171,635	101,037
Futures	(517,822)	(130,508)
Securities sold short	—	(66,026)

Net realized gain (loss)	(346,187)	(95,497)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	358,913	(36,877)
Futures	216,582	48,007
Securities sold short	—	(5,281)

Change in net unrealized appreciation/depreciation	575,495	5,849

Net realized/unrealized gains (losses)	229,308	(89,648)

Change in net assets resulting from operations	178,507	(159,804)

SEE NOTES TO FINANCIAL STATEMENTS.

19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Growth Long/Short Fund		Multi-Cap Long/Short Fund
	Year Ended 10/31/2012	Period Ended 10/31/2011(a)	Year Ended 10/31/2012	Period Ended 10/31/2011(a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(50,801)	$(59,188)	$(70,156)	$(69,198)
Net realized gain (loss)	(346,187)	(110,504)	(95,497)	(78,273)
Change in net unrealized appreciation/depreciation	575,495	171,763	5,849	234,944

Change in net assets resulting from operations	178,507	2,071	(159,804)	87,473

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,000,000)	5,000,000	(1,000,000)	5,000,000

NET ASSETS:
Change in net assets	(821,493)	5,002,071	(1,159,804)	5,087,473
Beginning of period	5,002,071	—	5,087,473	—

End of period	$4,180,578	$5,002,071	$3,927,669	$5,087,473

Accumulated net investment loss	$(41,925)	$(11)	$(58,629)	$(9)

(a)	Commencement of operations was November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

20

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Growth Long/Short Fund		Multi-Cap Long/Short Fund
	Year Ended 10/31/2012	Period Ended 10/31/2011(a)	Year Ended 10/31/2012	Period Ended 10/31/2011(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$50,000	$—	$50,000

Change in net assets resulting from Class A capital transactions	$—	$50,000	$—	$50,000

Class C
Proceeds from shares issued	$—	$50,000	$—	$50,000

Change in net assets resulting from Class C capital transactions	$—	$50,000	$—	$50,000

Select Class
Proceeds from shares issued	$—	$4,900,000	$—	$4,900,000
Cost of shares redeemed	(1,000,000)	—	(1,000,000)	—

Change in net assets resulting from Select Class capital transactions	$(1,000,000)	$4,900,000	$(1,000,000)	$4,900,000

Total change in net assets resulting from capital transactions	$(1,000,000)	$5,000,000	$(1,000,000)	$5,000,000

SHARE TRANSACTIONS:
Class A
Issued	—	3,333	—	3,333

Change in Class A Shares	—	3,333	—	3,333

Class C
Issued	—	3,333	—	3,333

Change in Class C Shares	—	3,333	—	3,333

Select Class
Issued	—	326,667	—	326,667
Redeemed	(62,344)	—	(66,094)	—

Change in Select Class Shares	(62,344)	326,667	(66,094)	326,667

(a)	Commencement of operations was November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data

		Investment operations							Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses(d)		Net investment income(loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate* (b)
Growth Long/Short Fund
Class A
Year Ended October 31, 2012	$14.97	$(0.20	) (e)(f)	$0.59	$0.39	$15.36	2.61%	$51,190	1.95%		(1.31	)% (f)	5.36%		107%
November 30, 2010 (g) through October 31, 2011	15.00	(0.21)		0.18	(0.03)	14.97	(0.20)	49,911	1.95	(h)	(1.51	) (h)	5.71	(h)	75
Class C
Year Ended October 31, 2012	14.90	(0.28	) (e)(f)	0.59	0.31	15.21	2.08	50,701	2.45		(1.81	) (f)	5.86		107
November 30, 2010 (g) through October 31, 2011	15.00	(0.28)		0.18	(0.10)	14.90	(0.67)	49,682	2.45	(h)	(2.01	) (h)	6.20	(h)	75
Select Class
Year Ended October 31, 2012	15.01	(0.17	) (e)(f)	0.59	0.42	15.43	2.80	4,078,687	1.70		(1.09	) (f)	5.11		107
November 30, 2010 (g) through October 31, 2011	15.00	(0.18)		0.19	0.01	15.01	0.07	4,902,478	1.70	(h)	(1.26	) (h)	5.45	(h)	75

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.23), $(0.31) and $(0.20) for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been (1.51)%, (2.01)% and (1.28)% for Class A, Class C and Select Class Shares, respectively.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

22

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data

		Investment operations							Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (including dividend and interest expense for securities sold short) (d)(e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding short sales)* (b)	Portfolio turnover rate (including short sales)* (b)
Multi-Cap Long/Short Fund
Class A
Year Ended October 31, 2012	$15.23	$(0.27	) (f)	$(0.33)	$(0.60)	$14.63	(3.94)%	$48,768	2.52%		(1.82)%		6.11%		143%	237%
November 30, 2010 (g) through October 31, 2011	15.00	(0.24)		0.47	0.23	15.23	1.53	50,763	2.35	(h)	(1.72	) (h)	6.15	(h)	129	235
Class C
Year Ended October 31, 2012	15.16	(0.34	) (f)	(0.33)	(0.67)	14.49	(4.42)	48,303	3.02		(2.32)		6.61		143	237
November 30, 2010 (g) through October 31, 2011	15.00	(0.31)		0.47	0.16	15.16	1.07	50,530	2.85	(h)	(2.22	) (h)	6.64	(h)	129	235
Select Class
Year Ended October 31, 2012	15.26	(0.23	) (f)	(0.33)	(0.56)	14.70	(3.67)	3,830,598	2.27		(1.55)		5.85		143	237
November 30, 2010 (g) through October 31, 2011	15.00	(0.21)		0.47	0.26	15.26	1.73	4,986,180	2.10	(h)	(1.47	) (h)	5.90	(h)	129	235

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.95% and 5.54% for 2012 and 1.95% and 5.75% for 2011; for Class C are 2.45% and 6.04% for 2012 and 2.45% and 6.24% for 2011; for Select Class are 1.70% and 5.28% for 2012 and 1.70% and 5.50% for 2011, respectively.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

23

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/ Non-Diversified
Growth Long/Short Fund	Class A, Class C and Select Class	Non-Diversified
Multi-Cap Long/Short Fund	Class A, Class C and Select Class	Non-Diversified

The investment objective of Growth Long/Short Fund and Multi-Cap Long/Short Fund is to seek long-term capital appreciation.

The Growth Long/Short Fund and Multi-Cap Long/Short Fund commenced operations on November 30, 2010. Currently, the Funds are not offered for public investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments – Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an

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indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Growth Long/Short Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,774,890	$237,220	$—	$4,012,110
Appreciation in Other Financial Instruments
Futures Contracts	$76,247	$—	$—	$76,247

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Multi-Cap Long/Short Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$3,885,727	$—	$—	$3,885,727
Total Liabilities (a)	$(925,196)	$(34,736)	$—	$(959,932)
Appreciation in Other Financial Instruments
Futures Contracts	$17,444	$—	$—	$17,444

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of certain ADRs, the report values of which are evaluated prices. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended October 31, 2012.

B. Futures Contracts — The Funds use index futures contracts to actively manage the long and short equity exposures in the portfolios. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended October 31, 2012:

	Growth Long/Short Fund	Multi-Cap Long/Short Fund
Futures Contracts:
Average Notional Balance Short	$2,221,611	$533,767
Ending Notional Balance Short	2,321,220	562,720

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C. Short Sales — The Multi-Cap Long/Short Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on securities sold short on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of October 31, 2012, the Fund had outstanding short sales as listed on its SOI.

D. Offering and Organizational Costs — Total offering costs of $71,104 for Growth Long/Short Fund and $72,068 for Multi-Cap Long/Short Fund paid in connection with the offering of shares of the Funds are amortized up to 12 months from the date the Funds commenced operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, less dividend expense on securities sold short, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

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H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated net investment loss	Accumulated net realized gains (losses)
Growth Long/Short Fund	$(8,886)	$8,887	$(1)
Multi-Cap Long/Short Fund	(11,346)	11,536	(190)

The reclassifications for the Funds relate primarily to net operating losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.50% of each Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2012, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Growth Long/Short Fund	0.25%	0.75%
Multi-Cap Long/Short Fund	0.25	0.75

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In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2012, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Select Class
Growth Long/Short Fund	0.25%	0.25%	0.25%
Multi-Cap Long/Short Fund	0.25	0.25	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Select Class
Growth Long/Short Fund	1.95%	2.45%	1.70%
Multi-Cap Long/Short Fund	1.95	2.45	1.70

The expense limitation agreements were in effect for the year ended October 31, 2012. The contractual expense limitation percentages in the table above are in place until at least February 28, 2013.

For the year ended October 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Growth Long/Short Fund	$69,523	$4,047	$11,588	$85,158	$72,779
Multi-Cap Long/Short Fund	67,294	3,918	11,216	82,428	77,901

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund.

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There were no waivers resulting from investments in these money market funds for the year ended October 31, 2012.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2012, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended October 31, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Long/Short Fund	$4,095,426	$4,225,853	$—	$—
Multi-Cap Long/Short Fund	4,376,225	5,441,704	2,563,942	2,889,050

During the year ended October 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2012 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Long/Short Fund	$3,343,179	$693,146	$24,215	$668,931
Multi-Cap Long/Short Fund	3,760,378	251,156	125,807	125,349

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

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As of October 31, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Growth Long/Short Fund	$—	$(378,365)	$668,937
Multi-Cap Long/Short Fund	—	(153,538)	218,127

For the Funds, the cumulative timing differences primarily consist of mark to market of futures contracts, trustee deferred compensation (Growth Long/Short Fund), late year loss deferrals (Multi-Cap Long/Short Fund) and wash sale loss deferrals (Multi-Cap Long/Short Fund).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2012 the Funds had post-enactment net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Growth Long/Short Fund	$127,525	$—
Multi-Cap Long/Short Fund	44,072	—

As of October 31, 2012, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

	2019	Total
Growth Long/Short Fund	$250,840	$250,840
Multi-Cap Long/Short Fund	109,466	109,466

Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended October 31, 2012, the Funds deferred to November 1, 2012 late year ordinary losses of:

Late Year Ordinary Loss
Growth Long/Short Fund	$41,907
Multi-Cap Long/Short Fund	58,607

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

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In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds’ shares are currently held by the Funds’ investment advisor.

As of October 31, 2012, the Multi-Cap Long/Short Fund pledged assets to BNP Paribas for securities sold short. For the Multi-Cap Long/Short Fund, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at BNP Paribas.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Growth Long/Short Fund and JPMorgan Multi-Cap Long/Short Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Growth Long/Short Fund and JPMorgan Multi-Cap Long/Short Fund (each a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Funds”) at October 31, 2012, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the year then ended and for the period November 30, 2010 (commencement of operations) through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2012

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TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	168	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	168	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	168	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	168	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	168	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	168	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	168	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	168	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth- Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	168	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

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TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	168	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	168	None.

Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	168	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	168	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Messrs. Armstrong, Reid, and Spalding are retiring from the Board of Trustees effective December 31, 2012. The other Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (168 funds).
*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.
**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.
***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

35

In order to fill the vacancies created by the retirement of Messrs. Reid, Armstrong, and Spalding effective December 31, 2012, the Board appointed Mary E. Martinez and Mitchell M. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013. Information about Ms. Martinez, Mr. Merin, and Ms. Pardo is set forth below:

Name (Year of Birth)	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
Mary E. Martinez (1960)	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Mitchell M. Merin (1953)	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

Marian U. Pardo* (1946)	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

*	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she will irrevocably waive effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which will end on January 1, 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

36

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Timothy J. Stewart (1974), Assistant Treasurer (2012)***	Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011 - 2012); Chief Financial Officer (2008 - 2011) and Director of Operations (2003 - 2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.
**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.
***	Mr. Stewart is the Assistant Treasurer of JPMorgan Trust I only.

37

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2012, and continued to hold your shares at the end of the reporting period, October 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2012	Ending Account Value, October 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Growth Long/Short Fund
Class A
Actual	$1,000.00	$961.20	$9.61	1.95%
Hypothetical	1,000.00	1,015.33	9.88	1.95

Class C
Actual	1,000.00	958.40	12.06	2.45
Hypothetical	1,000.00	1,012.82	12.40	2.45

Select Class
Actual	1,000.00	962.00	8.38	1.70
Hypothetical	1,000.00	1,016.59	8.62	1.70

38

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2012	Ending Account Value, October 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Multi-Cap Long/Short Fund
Class A
Actual	$1,000.00	$970.20	$12.38	2.50%
Hypothetical	1,000.00	1,012.57	12.65	2.50

Class C
Actual	1,000.00	967.90	14.84	3.00
Hypothetical	1,000.00	1,010.05	15.16	3.00

Select Class
Actual	1,000.00	971.60	11.10	2.24
Hypothetical	1,000.00	1,013.88	11.34	2.24

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

39

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

40

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the period at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

41

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one- and three-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the

42

Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Long/Short Fund’s performance was in the fourth quintile for both Class A and Select Class shares for the one-year period ended December 31, 2011. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Multi-Cap Long/Short Fund’s performance was in the fourth quintile for both Class A and Select Class shares for the one-year period ended December 31, 2011. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund (“Universe Group”). The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Long/Short Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the fourth quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Multi-Cap Long/Short Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the fourth quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

43

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  transaction history and account transactions

•  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

44

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

•  open an account or provide contact information

•  give us your account information or pay us by check

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan International Funds

Annual Report

October 31, 2012

JPMorgan Global Unconstrained Equity Fund

JPMorgan International Unconstrained Equity Fund

J.P. Morgan Funds

Annual Report

October 31, 2012

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

J.P. Morgan Funds

CEO’s Letter (Unaudited)

November 26, 2012

Dear Shareholder:

Global equity markets continued to seesaw against an uncertain macroeconomic and geopolitical backdrop. In the U.S., improving economic data has been overshadowed by the pending “fiscal cliff.” Concerns about a potential economic “hard landing” in China remain, while escalating tension in the Middle East recently resulted in a conflict between Israel and Hamas, exacerbating fears about the stability of the region. Europe’s debt crisis continues and global equity prices have fluctuated with investors’ changing perception about the viability of corrective actions taken by the European Central Bank.

Despite these sharp swings in market momentum, stocks in most parts of the world posted positive returns for the twelve months ended October 31, 2012. Accommodative monetary policies have been a significant catalyst for the positive returns for stocks during the past year and continue to keep yields at historically low levels. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging markets debt in search of higher yielding securities. Higher demand for these securities as well as positive fundamentals led to positive returns for high yield bonds and emerging markets debt during the 12 months ended October 31, 2012.

Quote “The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors.”

U.S. Treasury Yields Remain Low while U.S. Stocks Outperform

Real yields are negative on many parts of the yield curve, meaning that the payment that investors will receive from these bonds is less than the expected rate of inflation. Holders of these securities are willing to see the purchasing power of their money decline in order to access the perceived safety of U.S. Treasury securities, likely a reflection of the elevated level of uncertainty among investors. The yield for 10-year U.S. Treasury securities ended October 2012 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 2.9%, respectively.

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended October 31, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks, which were weighed down by Europe’s ongoing debt crisis and concerns about an economic “hard landing” in China.

Emerging Markets: An Evolving Asset Class

While the Chinese economy rightfully commands a large amount of attention from emerging markets investors, the asset class encompasses a wide range of countries with diverse cultural and political standards and evolving industries. Changes to local political administrations and economic policies can alter the investment landscape of an emerging market. For example, recently elected Mexican president Pena Nieto has pledged to focus on energy, labor and tax reforms, which has attracted more foreign investors who welcome the proposed business-friendly changes. On the other side of the spectrum, Russia’s recent presidential election has elevated geopolitical risk and therefore lowered the willingness of investors to invest in local Russian companies.

The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors. The volatility and differences in emerging markets can also create attractive investment opportunities for active managers with the resources in place to monitor disparate emerging economies and the companies that operate in them.

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Emerging markets securities can be a valuable tool for investors as they construct their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

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J.P. Morgan International Funds

Market Overview

Twelve Months Ended October 31, 2012

The debt crisis in Europe continued to be a major source of uncertainty in capital markets. Global equity prices rose and fell with investors’ changing perception about the viability of actions taken by the European Central Bank to curb the crisis. Escalating political and social unrest in the Middle East also weighed on investor sentiment during the reporting period. Despite these concerns, stocks in most parts of the world posted positive returns during the twelve months ended October 31, 2012, bolstered by the accommodative policies of central banks as they continued their efforts to stoke economic growth. International developed stocks underperformed U.S. stocks during the reporting period, as the MSCI Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes) gained 4.61%.

Emerging markets stocks underperformed international developed stocks during the reporting period as the MSCI Emerging Markets Index (net of foreign withholding taxes) gained 2.63%. Fears of an economic “hard landing” in China weighed on the asset class, as did concerns about weaker demand for commodities as a result of slowing global economic growth.

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JPMorgan Global Unconstrained Equity Fund

Fund Commentary

For the period November 30, 2011 (Fund Inception Date) through October 31, 2012 (Unaudited)

Reporting Period Return:

Fund (Select Class Shares)*	11.77%
Morgan Stanley Capital International (“MSCI”) All Country World Index (net of foreign withholding taxes)	11.90%

Net Assets as of 10/31/2012	$3,353,464

INVESTMENT OBJECTIVE**

The JPMorgan Global Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI All Country World Index (net of foreign withholding taxes) (the “Benchmark”) for the period November 30, 2011 through October 31, 2012. The Fund’s stock selection in the consumer discretionary and information technology sectors contributed to relative performance. The Fund’s stock selection in the industrials and telecommunication services sectors detracted from relative performance.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Apple, Inc. and Comcast Corp. Shares of Apple, Inc., the U.S. computer and electronics maker, were strong as the company continued to dominate the fast-growing smartphone and tablet markets. Comcast Corp., the U.S. provider of cable TV, broadband and telecom services, posted large gains. The company has upgraded video services and broadband speed, which has helped it add new customers, while reducing subscriber losses. The company also showed early signs of success in terms of revitalizing the once-struggling NBC network, which the company recently acquired even as management has continued to return capital to shareholders via share buybacks and dividends.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Norfolk Southern Corp. and Baidu Inc. Shares of Norfolk Southern Corp. declined as a decrease in coal shipments, which account for about a third of the company’s revenues, undermined earnings and forced management to cut forecasts. Electric utilities have been switching to natural gas as the boom in U.S. gas production has driven down gas prices. Shares of Baidu Inc., the operator of China’s most popular internet search engine, performed poorly as the slowdown in Chinese economic activity has deterred online ad spending.

HOW WAS THE FUND POSITIONED?

The Fund primarily invested in equity securities of global (U.S. and foreign) companies and was generally unconstrained by any particular capitalization, style or sector. The Fund invested in companies across capitalization sizes, sectors and geographic locations, including emerging markets.

4

	TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Volkswagen AG (Germany)	3.2%
2.	Teva Pharmaceutical Industries Ltd., ADR (Israel)	3.2
3.	Royal Dutch Shell plc, Class B (Netherlands)	2.8
4.	Nestle S.A. (Switzerland)	2.6
5.	AstraZeneca plc (United Kingdom)	2.6
6.	Barclays plc (United Kingdom)	2.5
7.	Apple, Inc.	2.5
8.	Google, Inc., Class A	2.5
9.	Unilever plc (United Kingdom)	2.5
10.	Total S.A. (France)	2.5

PORTFOLIO COMPOSITION BY COUNTRY***
United States	33.7%
United Kingdom	12.0
China	9.0
Switzerland	8.4
France	8.1
Germany	6.5
Netherlands	4.7
Israel	3.2
Japan	2.7
Belgium	2.4
Hong Kong	2.2
Ireland	1.4
Others (each less than 1.0%)	2.5
Short-Term Investment	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s composition is subject to change.

5

JPMorgan Global Unconstrained Equity Fund

TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	11/30/11
Without Sales Charge		11.55%
With Sales Charge**		5.70

CLASS C SHARES	11/30/11
Without CDSC		11.07
With CDSC***		10.07
CLASS R2 SHARES	11/30/11	11.27
CLASS R5 SHARES	11/30/11	11.99
CLASS R6 SHARES	11/30/11	12.06
SELECT CLASS SHARES	11/30/11	11.77

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (11/30/11 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

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The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Unconstrained Equity Fund and the MSCI All Country World Index from November 30, 2011 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

7

JPMorgan International Unconstrained Equity Fund

Fund Commentary

For the period November 30, 2011 (Fund Inception Date) through October 31, 2012 (Unaudited)

Reporting Period Return:

Fund (Select Class Shares)*	15.47%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	9.95%

Net Assets as of 10/31/2012	$3,462,890

INVESTMENT OBJECTIVE**

The JPMorgan International Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the period November 30, 2011 through October 31, 2012. The Fund’s stock selection in the information technology sector contributed to relative performance. The Fund’s underweight versus the Benchmark in the healthcare sector detracted from relative performance.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Samsung Electronics Co., Ltd. and Persimmon plc. Shares of semiconductor, electronics and communications-equipment provider Samsung Electronics Co., Ltd. benefited as the company’s earnings were bolstered by robust sales for its smart phones and a turnaround in its display business. Shares of real estate and housing company Persimmon plc. benefited from positive trends in the U.K. housing market and rising earnings, as it sold more houses built on lower-cost land acquired in the aftermath of the financial crisis.

An individual detractor from the Fund’s relative performance was the Fund’s overweight position versus the Benchmark in BG Group plc, which is engaged in the exploration, development and production of natural gas and oil. The stock declined following the company’s announcement that project delays would hurt oil and natural gas output growth. The Fund’s underweight position versus the Benchmark in healthcare company Novo Nordisk A/S also detracted from relative performance, as the stock was a strong contributor in the Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund primarily invested in equity securities of international companies and was generally unconstrained by any particular capitalization, style or sector. The Fund invested in companies across capitalization sizes, sectors and geographic locations, including emerging markets.

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	TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Prudential plc (United Kingdom)	3.5%
2.	BG Group plc (United Kingdom)	3.0
3.	Samsung Electronics Co., Ltd., Reg. S, GDR (South Korea)	2.9
4.	SAP AG (Germany)	2.8
5.	Imperial Tobacco Group plc (United Kingdom)	2.7
6.	Standard Chartered plc (United Kingdom)	2.7
7.	Royal Dutch Shell plc, Class A (Netherlands)	2.4
8.	Rio Tinto plc (United Kingdom)	2.4
9.	HDFC Bank Ltd., ADR (India)	2.3
10.	HSBC Holdings plc (United Kingdom)	2.3

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	25.1%
Germany	12.2
France	10.5
Switzerland	7.5
Netherlands	6.7
Japan	6.6
Canada	4.1
South Korea	3.8
China	3.5
South Africa	3.1
Sweden	2.8
India	2.3
Hong Kong	2.1
Taiwan	2.0
Ireland	2.0
Israel	1.8
Belgium	1.5
Indonesia	1.3
Thailand	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s composition is subject to change.

9

JPMorgan International Unconstrained Equity Fund

TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	11/30/11
Without Sales Charge		15.20%
With Sales Charge**		9.16

CLASS C SHARES	11/30/11
Without CDSC		14.67
With CDSC***		13.67
CLASS R2 SHARES	11/30/11	14.93
CLASS R5 SHARES	11/30/11	15.67
CLASS R6 SHARES	11/30/11	15.73
SELECT CLASS SHARES	11/30/11	15.47

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (11/30/11 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

10

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Unconstrained Equity Fund, the MSCI EAFE Index, the MSCI All Country World Index, ex-U.S. and the Lipper International Large-Cap Core Funds Index from November 30, 2011 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the MSCI All Country World Index, ex-U.S. does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI All Country World Index, ex-U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Lipper International Large-Cap Core Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

11

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 91.8%
	Belgium — 2.4%
960	Anheuser-Busch InBev N.V. (m)	80,286

	Canada — 0.9%
1,296	First Quantum Minerals Ltd. (m)	29,132

	China — 8.8%
447	Baidu, Inc., ADR (a) (m)	47,659
40,000	China Merchants Bank Co., Ltd., Class H (m)	74,321
43,500	China Minsheng Banking Corp. Ltd., Class H (m)	39,397
86,000	Industrial & Commercial Bank of China Ltd., Class H (m)	56,631
3,206	Perfect World Co., Ltd., ADR (m)	34,080
12,000	Want Want China Holdings Ltd. (m)	16,337
1,891	WuXi PharmaTech Cayman, Inc., ADR (a) (m)	26,833

		295,258

	Denmark — 0.9%
343	Carlsberg A/S, Class B (m)	29,607

	France — 8.0%
3,417	AXA S.A. (m)	54,463
241	PPR (m)	42,485
715	Sanofi (m)	62,797
410	Schneider Electric S.A. (m)	25,672
1,633	Total S.A. (m)	82,254

		267,671

	Germany — 3.2%
937	Bayer AG (m)	81,700
1,103	E.ON AG (m)	25,110

		106,810

	Hong Kong — 2.2%
320,000	Emperor Watch & Jewellery Ltd. (m)	30,361
56,000	Franshion Properties China Ltd. (m)	17,051
41,000	New World Department Store China Ltd. (m)	24,525

		71,937

	Indonesia — 0.7%
29,500	Bank Rakyat Indonesia Persero Tbk PT (m)	22,606

	Ireland — 1.4%
861	Covidien plc (m)	47,312

SHARES	SECURITY DESCRIPTION	VALUE($)

	Israel — 3.1%
2,603	Teva Pharmaceutical Industries Ltd., ADR (m)	105,213

	Japan — 2.7%
1,900	Gree, Inc. (m)	33,120
1,200	Komatsu Ltd. (m)	25,145
200	SMC Corp. (m)	31,532

		89,797

	Netherlands — 4.6%
1,007	ASML Holding N.V. (m)	55,357
2,561	Royal Dutch Shell plc, Class B (m)	90,589
1,895	TomTom N.V. (a) (m)	9,463

		155,409

	Switzerland — 8.2%
909	Cie Financiere Richemont S.A., Class A (m)	58,992
1,343	Nestle S.A. (m)	85,265
1,221	Novartis AG (m)	73,627
3,628	Xstrata plc (m)	57,473

		275,357

	United Kingdom — 11.7%
1,832	AstraZeneca plc (m)	84,959
5,627	Aviva plc (m)	30,135
22,668	Barclays plc (m)	83,820
3,352	Prudential plc (m)	46,035
2,218	Unilever plc (m)	82,738
24,347	Vodafone Group plc (m)	66,118

		393,805

	United States — 33.0%
742	American Express Co. (m)	41,530
736	Anadarko Petroleum Corp. (m)	50,644
436	Apache Corp. (m)	36,079
140	Apple, Inc. (m)	83,314
869	Capital One Financial Corp. (m)	52,288
599	Chevron Corp. (m)	66,016
1,844	Citigroup, Inc. (m)	68,947
1,432	Comcast Corp., Class A (m)	53,714
361	Cummins, Inc. (m)	33,782
1,197	Dow Chemical Co. (The) (m)	35,072
122	Google, Inc., Class A (a) (m)	82,932
5,856	Hewlett-Packard Co. (m)	81,105
1,312	Merck & Co., Inc. (m)	59,866
877	MetLife, Inc. (m)	31,125

SEE NOTES TO FINANCIAL STATEMENTS.

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JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	United States — Continued
649	Norfolk Southern Corp. (m)	39,816
568	Occidental Petroleum Corp. (m)	44,849
852	Prudential Financial, Inc. (m)	48,607
211	United Technologies Corp. (m)	16,492
684	UnitedHealth Group, Inc. (m)	38,304
1,627	Veeco Instruments, Inc. (a) (m)	49,949
655	Walt Disney Co. (The) (m)	32,141
1,788	Wells Fargo & Co. (m)	60,238

		1,106,810

	Total Common Stocks (Cost $2,854,471)	3,077,010

Preferred Stock — 3.2%
	Germany — 3.2%
512	Volkswagen AG (m) (Cost $87,180)	106,305

Short-Term Investment — 3.1%
	Investment Company — 3.1%
105,010	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $105,010)	105,010

	Total Investments — 98.1% (Cost $3,046,661)	3,288,325
	Other Assets in Excess of Liabilities — 1.9%	65,139

	NET ASSETS — 100.0%	$3,353,464

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	14.2%
Oil, Gas & Consumable Fuels	11.3
Commercial Banks	10.2
Insurance	6.4
Food Products	5.6
Computers & Peripherals	5.0
Internet Software & Services	5.0
Beverages	3.3
Automobiles	3.2
Semiconductors & Semiconductor Equipment	3.2
Consumer Finance	2.9
Machinery	2.8
Metals & Mining	2.6
Media	2.6
Diversified Financial Services	2.1
Multiline Retail	2.0
Wireless Telecommunication Services	2.0
Textiles, Apparel & Luxury Goods	1.8
Health Care Equipment & Supplies	1.4
Road & Rail	1.2
Health Care Providers & Services	1.2
Chemicals	1.1
Software	1.0
Others (each less than 1.0%)	4.7
Short-Term Investment	3.2

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

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JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.8%
	Belgium — 1.5%
620	Anheuser-Busch InBev N.V. (m)	51,851

	Canada — 4.1%
770	Canadian National Railway Co. (m)	66,488
1,040	Potash Corp of Saskatchewan, Inc. (m)	41,808
1,000	Suncor Energy, Inc. (m)	33,562

		141,858

	China — 3.5%
119,000	Industrial & Commercial Bank of China Ltd., Class H (m)	78,361
11,200	Sands China Ltd. (m)	41,867

		120,228

	France — 10.5%
1,450	Accor S.A. (m)	45,309
371	LVMH Moet Hennessy Louis Vuitton S.A. (m)	60,318
603	Pernod-Ricard S.A. (m)	64,941
200	PPR (m)	35,258
525	Schneider Electric S.A. (m)	32,873
618	Technip S.A. (m)	69,705
1,090	Total S.A. (m)	54,903

		363,307

	Germany — 10.1%
283	Allianz SE (m)	35,156
673	Bayer AG (m)	58,681
325	Fresenius SE & Co. KGaA (m)	37,059
923	Henkel AG & Co. KGaA (m)	59,763
380	Linde AG (m)	63,947
1,305	SAP AG (m)	95,165

		349,771

	Hong Kong — 2.1%
5,000	Cheung Kong Holdings Ltd. (m)	73,698

	India — 2.3%
2,165	HDFC Bank Ltd., ADR (m)	80,949

	Indonesia — 1.3%
55,000	Astra International Tbk PT (m)	45,909

	Ireland — 1.9%
5,218	WPP plc (m)	67,444

	Israel — 1.8%
1,500	Teva Pharmaceutical Industries Ltd., ADR (m)	60,630

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — 6.6%
1,300	FamilyMart Co., Ltd. (m)	62,999
400	FANUC Corp. (m)	63,726
3,000	ITOCHU Corp. (m)	30,029
2,600	Japan Tobacco, Inc. (m)	71,896

		228,650

	Netherlands — 6.7%
1,130	Akzo Nobel N.V. (m)	61,504
570	Gemalto N.V. (m)	51,483
500	Koninklijke Vopak N.V. (m)	34,810
2,440	Royal Dutch Shell plc, Class A (m)	83,646

		231,443

	South Africa — 3.1%
3,400	MTN Group Ltd. (m)	61,436
1,450	Tiger Brands Ltd. (m)	46,103

		107,539

	South Korea — 3.8%
130	Hyundai Mobis (m)	33,039
165	Samsung Electronics Co., Ltd., Reg. S, GDR (m)	99,097

		132,136

	Sweden — 2.8%
2,273	Atlas Copco AB, Class A (m)	55,896
2,800	Elekta AB, Class B (m)	39,859

		95,755

	Switzerland — 7.5%
640	Cie Financiere Richemont S.A., Class A (m)	41,535
530	Holcim Ltd. (a) (m)	36,171
1,228	Novartis AG (m)	74,049
190	Roche Holding AG (m)	36,599
105	Syngenta AG (m)	40,938
1,853	Xstrata plc (m)	29,354

		258,646

	Taiwan — 2.0%
4,375	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	69,562

	Thailand — 1.2%
6,800	Kasikornbank PCL (m)	39,765

	United Kingdom — 25.0%
5,561	BG Group plc (m)	103,251
3,436	Burberry Group plc (m)	64,830

SEE NOTES TO FINANCIAL STATEMENTS.

14

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	United Kingdom — Continued
8,000	HSBC Holdings plc (m)	78,833
2,500	Imperial Tobacco Group plc (m)	94,549
1,572	Intertek Group plc (m)	71,655
9,476	Meggitt plc (m)	59,102
3,250	Persimmon plc (m)	41,817
8,776	Prudential plc (m)	120,526
1,663	Rio Tinto plc (m)	83,078
3,933	Standard Chartered plc (m)	93,120
20,853	Vodafone Group plc (m)	56,629

		867,390

	Total Common Stocks (Cost $3,034,802)	3,386,531

Preferred Stock — 2.0%
	Germany — 2.0%
342	Volkswagen AG (m) (Cost $58,679)	71,008

	Total Investments — 99.8% (Cost $3,093,481)	3,457,539
	Other Assets in Excess of Liabilities — 0.2%	5,351

	NET ASSETS — 100.0%	$3,462,890

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	10.7%
Oil, Gas & Consumable Fuels	8.0
Pharmaceuticals	6.7
Chemicals	6.0
Semiconductors & Semiconductor Equipment	4.9
Textiles, Apparel & Luxury Goods	4.8
Tobacco	4.8
Insurance	4.5
Machinery	3.5
Wireless Telecommunication Services	3.4
Automobiles	3.4
Beverages	3.4
Metals & Mining	3.3
Software	2.8
Hotels, Restaurants & Leisure	2.5
Real Estate Management & Development	2.1
Professional Services	2.1
Energy Equipment & Services	2.0
Media	2.0
Road & Rail	1.9
Food & Staples Retailing	1.8
Household Products	1.7
Aerospace & Defense	1.7
Computers & Peripherals	1.5
Food Products	1.3
Household Durables	1.2
Health Care Equipment & Supplies	1.2
Health Care Providers & Services	1.1
Construction Materials	1.0
Multiline Retail	1.0
Transportation Infrastructure	1.0
Auto Components	1.0
Electrical Equipment	1.0
Others (each less than 1.0%)	0.7

SEE NOTES TO FINANCIAL STATEMENTS.

15

J.P. Morgan International Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS:

AS OF OCTOBER 31, 2012

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
Reg. S.	—	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	—	The rate shown is the current yield as of October 31, 2012.
(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A of the notes to financial statements are as follows:

Fund	Value	Percentage
Global Unconstrained Equity Fund	$1,786,275	54.3%
International Unconstrained Equity Fund	3,005,442	86.9

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2012

	Global Unconstrained Equity Fund	International Unconstrained Equity Fund
ASSETS:
Investments in non-affiliates, at value	$3,183,315	$3,457,539
Investments in affiliates, at value	105,010	—

Total investment securities, at value	3,288,325	3,457,539
Cash	75,743	20,187
Foreign currency, at value	763	2,118
Receivables:
Investment securities sold	19,518	—
Dividends from non-affiliates	2,336	6,116
Dividends from affiliates	11	—
Tax reclaims	1,528	2,250
Due from Advisor	20,365	17,984
Prepaid expenses and other assets	2,409	3,164

Total Assets	3,410,998	3,509,358

LIABILITIES:
Payables:
Investment securities purchased	10,168	—
Accrued liabilities:
Shareholder servicing fees	692	713
Distribution fees	71	73
Custodian and accounting fees	11,635	10,212
Transfer agent fees	2,344	2,349
Audit fees	30,961	31,371
Other	1,663	1,750

Total Liabilities	57,534	46,468

Net Assets	$3,353,464	$3,462,890

SEE NOTES TO FINANCIAL STATEMENTS.

17

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2012

	Global Unconstrained Equity Fund	International Unconstrained Equity Fund
NET ASSETS :
Paid-in-Capital	$3,000,898	$2,999,875
Accumulated undistributed net investment income	35,383	28,923
Accumulated net realized gains (losses)	75,573	70,133
Net unrealized appreciation (depreciation)	241,610	363,959

Total Net Assets	$3,353,464	$3,462,890

Net Assets:
Class A	$55,771	$57,592
Class C	55,516	57,328
Class R2	55,644	57,460
Class R5	56,003	57,830
Class R6	56,029	57,856
Select Class	3,074,501	3,174,824

Total	$3,353,464	$3,462,890

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,334	3,333
Class C	3,333	3,333
Class R2	3,333	3,333
Class R5	3,335	3,333
Class R6	3,335	3,333
Select Class	183,399	183,333

Net asset value (a):

Class A - Redemption price per share	$16.73	$17.28
Class C - Offering price per share (b)	16.65	17.20
Class R2 - Offering and redemption price per share	16.69	17.24
Class R5 - Offering and redemption price per share	16.79	17.35
Class R6 - Offering and redemption price per share	16.80	17.36
Select Class - Offering and redemption price per share	16.76	17.32
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$17.66	$18.24

Cost of investments in non-affiliates	$2,941,651	$3,093,481
Cost of investments in affiliates	105,010	—
Cost of foreign currency	770	2,127

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

18

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED OCTOBER 31, 2012

	Global Unconstrained Equity Fund (a)	International Unconstrained Equity Fund (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$80,505	$80,697
Dividend income from affiliates	58	6
Foreign taxes withheld	(7,263)	(6,712)

Total investment income	73,300	73,991

EXPENSES:
Investment advisory fees	23,501	23,767
Administration fees	2,561	2,590
Distribution fees:
Class A	122	124
Class C	366	370
Class R2	244	247
Shareholder servicing fees:	7,124	7,205
Class A	122	124
Class C	122	123
Class R2	122	124
Class R5	25	25
Select Class	6,733	6,809
Custodian and accounting fees	53,682	50,068
Professional fees	67,384	67,793
Trustees’ and Chief Compliance Officer’s fees	28	28
Printing and mailing costs	1,465	1,471
Registration and filing fees	305	302
Transfer agent fees	8,428	8,433
Offering costs	26,987	35,447
Other	5,681	5,701

Total expenses	197,878	203,546

Less amounts waived	(26,062)	(26,357)
Less expense reimbursements	(138,989)	(144,881)

Net expenses	32,827	32,308

Net investment income (loss)	40,473	41,683

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	75,522	70,133
Foreign currency transactions	(4,141)	(12,885)

Net realized gain (loss)	71,381	57,248

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	241,664	364,058
Foreign currency translations	(54)	(99)

Change in net unrealized appreciation/depreciation	241,610	363,959

Net realized/unrealized gains (losses)	312,991	421,207

Change in net assets resulting from operations	$353,464	$462,890

(a)	Commencement of operations was November 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Global Unconstrained Equity Fund	International Unconstrained Equity Fund
	Period Ended 10/31/2012(a)	Period Ended 10/31/2012(a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$40,473	$41,683
Net realized gain (loss)	71,381	57,248
Change in net unrealized appreciation/depreciation	241,610	363,959

Change in net assets resulting from operations	353,464	462,890

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(7)	—
Class R5
From net investment income	(26)	—
Class R6
From net investment income	(28)	—
Select Class
From net investment income	(963)	—

Total distributions to shareholders	(1,024)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,001,024	3,000,000

NET ASSETS:
Change in net assets	3,353,464	3,462,890
Beginning of period	—	—

End of period	$3,353,464	$3,462,890

Accumulated undistributed net investment income	$35,383	$28,923

(a)	Commencement of operations was November 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

20

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Global Unconstrained Equity Fund		International Unconstrained Equity Fund
	Period Ended 10/31/2012(a)		Period Ended 10/31/2012(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,000		$50,000
Dividends and distributions reinvested	7		—

Change in net assets resulting from Class A capital transactions	$50,007		$50,000

Class C
Proceeds from shares issued	$50,000		$50,000

Change in net assets resulting from Class C capital transactions	$50,000		$50,000

Class R2
Proceeds from shares issued	$50,000		$50,000

Change in net assets resulting from Class R2 capital transactions	$50,000		$50,000

Class R5
Proceeds from shares issued	$50,000		$50,000
Dividends and distributions reinvested	26		—

Change in net assets resulting from Class R5 capital transactions	$50,026		$50,000

Class R6
Proceeds from shares issued	$50,000		$50,000
Dividends and distributions reinvested	28		—

Change in net assets resulting from Class R6 capital transactions	$50,028		$50,000

Select Class
Proceeds from shares issued	$2,750,000		$2,750,000
Dividends and distributions reinvested	963		—

Change in net assets resulting from Select Class capital transactions	$2,750,963		$2,750,000

Total change in net assets resulting from capital transactions	$3,001,024		$3,000,000

SHARE TRANSACTIONS:
Class A
Issued	3,334		3,333
Reinvested	—	(b)	—

Change in Class A Shares	3,334		3,333

Class C
Issued	3,333		3,333

Change in Class C Shares	3,333		3,333

Class R2
Issued	3,333		3,333

Change in Class R2 Shares	3,333		3,333

Class R5
Issued	3,333		3,333
Reinvested	2		—

Change in Class R5 Shares	3,335		3,333

Class R6
Issued	3,333		3,333
Reinvested	2		—

Change in Class R6 Shares	3,335		3,333

Select Class
Issued	183,334		183,333
Reinvested	65		—

Change in Select Class Shares	183,399		183,333

(a)	Commencement of operations was November 30, 2011.
(b)	Amount rounds to less than 1 share.

SEE NOTES TO FINANCIAL STATEMENTS.

21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data
		Investment operations			Distributions				Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate* (b)
Global Unconstrained Equity Fund
Class A
November 30, 2011 (e) through October 31, 2012	$15.00	$0.17	$1.56	$1.73	$— (f)	$16.73	11.55%	$55,771	1.35	%(g)	1.14	%(g)	6.89	%(g)	49%
Class C
November 30, 2011 (e) through October 31, 2012	15.00	0.09	1.56	1.65	—	16.65	11.00	55,516	1.85	(g)	0.65	(g)	7.38	(g)	49
Class R2
November 30, 2011 (e) through October 31, 2012	15.00	0.13	1.56	1.69	—	16.69	11.27	55,644	1.60	(g)	0.90	(g)	7.14	(g)	49
Class R5
November 30, 2011 (e) through October 31, 2012	15.00	0.23	1.57	1.80	(0.01)	16.79	11.99	56,003	0.90	(g)	1.60	(g)	6.45	(g)	49
Class R6
November 30, 2011 (e) through October 31, 2012	15.00	0.24	1.57	1.81	(0.01)	16.80	12.06	56,029	0.85	(g)	1.65	(g)	6.40	(g)	49
Select Class
November 30, 2011 (e) through October 31, 2012	15.00	0.20	1.57	1.77	(0.01)	16.76	11.77	3,074,501	1.10	(g)	1.40	(g)	6.64	(g)	49

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Amount rounds to less than $0.01.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

22

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance					Ratios/Supplemental data
		Investment operations						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate* (b)
International Unconstrained Equity Fund
Class A
November 30, 2011 (e) through October 31, 2012	$15.00	$0.17	$2.11	$2.28	$17.28	15.20%	$57,592	1.32	%(f)	1.17	%(f)	6.99	%(f)	40%
Class C
November 30, 2011 (e) through October 31, 2012	15.00	0.10	2.10	2.20	17.20	14.67	57,328	1.82	(f)	0.67	(f)	7.47	(f)	40
Class R2
November 30, 2011 (e) through October 31, 2012	15.00	0.14	2.10	2.24	17.24	14.93	57,460	1.57	(f)	0.92	(f)	7.23	(f)	40
Class R5
November 30, 2011 (e) through October 31, 2012	15.00	0.24	2.11	2.35	17.35	15.67	57,830	0.87	(f)	1.62	(f)	6.54	(f)	40
Class R6
November 30, 2011 (e) through October 31, 2012	15.00	0.25	2.11	2.36	17.36	15.73	57,856	0.82	(f)	1.67	(f)	6.49	(f)	40
Select Class
November 30, 2011 (e) through October 31, 2012	15.00	0.21	2.11	2.32	17.32	15.47	3,174,824	1.07	(f)	1.42	(f)	6.74	(f)	40

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

23

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Fund	Classes Offered	Diversified/Non- Diversified
Global Unconstrained Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
International Unconstrained Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The investment objective of the Funds is to seek to provide long-term capital appreciation.

The Global Unconstrained Equity Fund and International Unconstrained Equity Fund commenced operations on November 30, 2011. Currently, the Funds are not offered for public investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of the Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

24

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country as presented on the Schedules of Portfolio Investments (“SOIs”):

Global Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Belgium	$—	$80,286	$—	$80,286
Canada	29,132	—	—	29,132
China	47,659	247,599	—	295,258
Denmark	—	29,607	—	29,607
France	—	267,671	—	267,671
Germany	—	106,810	—	106,810
Hong Kong	—	71,937	—	71,937
Indonesia	—	22,606	—	22,606
Ireland	47,312	—	—	47,312
Israel	—	105,213	—	105,213
Japan	—	89,797	—	89,797
Netherlands	—	155,409	—	155,409
Switzerland	—	275,357	—	275,357
United Kingdom	—	393,805	—	393,805
United States	1,106,810	—	—	1,106,810

Total Common Stocks	1,230,913	1,846,097	—	3,077,010

25

Global Unconstrained Equity Fund

(continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stock
Germany	—	106,305	—	106,305
Short-Term Investment
Investment Company	105,010	—	—	105,010

Total Investments in Securities	$1,335,923	$1,952,402	$—	$3,288,325

International Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Belgium	$—	$51,851	$—	$51,851
Canada	141,858	—	—	141,858
China	—	120,228	—	120,228
France	—	363,307	—	363,307
Germany	—	349,771	—	349,771
Hong Kong	—	73,698	—	73,698
India	—	80,949	—	80,949
Indonesia	—	45,909	—	45,909
Ireland	—	67,444	—	67,444
Israel	—	60,630	—	60,630
Japan	—	228,650	—	228,650
Netherlands	—	231,443	—	231,443
South Africa	—	107,539	—	107,539
South Korea	—	132,136	—	132,136
Sweden	—	95,755	—	95,755
Switzerland	—	258,646	—	258,646
Taiwan	—	69,562	—	69,562
Thailand	—	39,765	—	39,765
United Kingdom	—	867,390	—	867,390

Total Common Stocks	141,858	3,244,673	—	3,386,531

Preferred Stock
Germany	—	71,008	—	71,008

Total Investments in Securities	$141,858	$3,315,681	$—	$3,457,539

There were no transfers between Levels 1 and 2 during the period ended October 31, 2012.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of October 31, 2012, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

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D. Offering and Organizational Costs — Total offering costs of $29,397 and $38,611 paid in connection with the offering of shares of the Global Unconstrained Equity Fund and International Unconstrained Equity Fund, respectively, are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of the Funds, if any, were recorded as an expense at the time they commenced operations and are included as part of Professional fees in the Statements of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed net investment income	Accumulated net realized gains (losses)
Global Unconstrained Equity Fund	$(126)	$(4,066)	$4,192
International Unconstrained Equity Fund	(125)	(12,760)	12,885

The reclassifications for the Funds relate primarily to foreign currency gains or losses and non-deductible expenses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Global Unconstrained Equity Fund	0.80%
International Unconstrained Equity Fund	0.80

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The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended October 31, 2012, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Global Unconstrained Equity Fund	0.25%	0.75%	0.50%
International Unconstrained Equity Fund	0.25	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended October 31, 2012, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
Global Unconstrained Equity Fund	0.25%	0.25%	0.25%	0.05%	0.25%
International Unconstrained Equity Fund	0.25	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses

28

related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class
Global Unconstrained Equity Fund	1.35%	1.85%	1.60%	0.90%	0.85%	1.10%
International Unconstrained Equity Fund	1.32	1.82	1.57	0.87	0.82	1.07

The expense limitation agreements were in effect for the period ended October 31, 2012. The contractual expense limitation percentages in the table above are in place until at least February 28, 2013.

For the period ended October 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Total	Contractual Reimbursements
Global Unconstrained Equity Fund	$23,501	$2,561	$26,062	$138,989
International Unconstrained Equity Fund	23,767	2,590	26,357	144,881

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund.

For the Funds, there were no waivers resulting from investments in these money market funds for the period ended October 31, 2012.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended October 31, 2012, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the period ended October 31, 2012, the Funds did not incur any brokerage commissions with brokers-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the period ended October 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Global Unconstrained Equity Fund	$4,369,758	$1,503,629
International Unconstrained Equity Fund	4,286,470	1,263,124

During the period ended October 31, 2012, there were no purchases or sales of U.S. Government securities.

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5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2012 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Unconstrained Equity Fund	$3,052,299	$328,594	$92,568	$236,026
International Unconstrained Equity Fund	3,093,481	414,901	50,843	364,058

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals (Global Unconstrained Equity Fund).

The tax character of distributions paid during the fiscal period ended October 31, 2012 was as follows:

	Ordinary Income	Total Distributions Paid
Global Unconstrained Equity Fund	$1,024	$1,024

As of October 31, 2012, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Global Unconstrained Equity Fund	$116,602	$—	$235,972
International Unconstrained Equity Fund	99,063	—	363,959

The cumulative timing differences primarily consist of trustee deferred compensation and wash sale loss deferrals (Global Unconstrained Equity Fund).

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Funds may get carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2012, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2012, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

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7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds’ shares are currently held by the Funds’ investment advisor.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2012, substantially all of the Funds’ net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of October 31, 2012, Global Unconstrained Equity Income Fund invested 33.7% of its total investments in issuers in the United States. International Unconstrained Equity Fund invested 25.1% of its total investments in issuers in the United Kingdom.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Global Unconstrained Equity Fund and JPMorgan International Unconstrained Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Global Unconstrained Equity Fund and JPMorgan International Unconstrained Equity Fund (each a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Funds”) at October 31, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period November 30, 2011 (commencement of operations) through October 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2012

32

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	168	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	168	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	168	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	168	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	168	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	168	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	168	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	168	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth- Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	168	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

33

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	168	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	168	None.

Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	168	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	168	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Messrs. Armstrong, Reid, and Spalding are retiring from the Board of Trustees effective December 31, 2012. The other Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (168 funds).
*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.
**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.
***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

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In order to fill the vacancies created by the retirement of Messrs. Reid, Armstrong, and Spalding effective December 31, 2012, the Board appointed Mary E. Martinez and Mitchell M. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013. Information about Ms. Martinez, Mr. Merin, and Ms. Pardo is set forth below:

Name (Year of Birth)	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
Mary E. Martinez (1960)	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Mitchell M. Merin (1953)	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

Marian U. Pardo* (1946)	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

*	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she will irrevocably waive effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which will end on January 1, 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

35

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Timothy J. Stewart (1974), Assistant Treasurer (2012)***	Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011 – 2012); Chief Financial Officer (2008 - 2011) and Director of Operations (2003 - 2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.
**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.
***	Mr. Stewart is the Assistant Treasurer of JPMorgan Trust I only.

36

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2012, and continued to hold your shares at the end of the reporting period, October 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2012	Ending Account Value, October 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Global Unconstrained Equity Fund
Class A
Actual	$1,000.00	$1,011.50	$6.83	1.35%
Hypothetical	1,000.00	1,018.35	6.85	1.35
Class C
Actual	1,000.00	1,009.10	9.34	1.85
Hypothetical	1,000.00	1,015.84	9.37	1.85
Class R2
Actual	1,000.00	1,010.30	8.09	1.60
Hypothetical	1,000.00	1,017.09	8.11	1.60
Class R5
Actual	1,000.00	1,013.90	4.56	0.90
Hypothetical	1,000.00	1,020.61	4.57	0.90
Class R6
Actual	1,000.00	1,013.90	4.30	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85
Select Class
Actual	1,000.00	1,012.70	5.57	1.10
Hypothetical	1,000.00	1,019.61	5.58	1.10

37

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2012	Ending Account Value, October 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
International Unconstrained Equity Fund
Class A
Actual	$1,000.00	$1,020.10	$6.70	1.32%
Hypothetical	1,000.00	1,018.50	6.70	1.32
Class C
Actual	1,000.00	1,017.80	9.23	1.82
Hypothetical	1,000.00	1,015.99	9.22	1.82
Class R2
Actual	1,000.00	1,018.90	7.97	1.57
Hypothetical	1,000.00	1,017.24	7.96	1.57
Class R5
Actual	1,000.00	1,022.40	4.42	0.87
Hypothetical	1,000.00	1,020.76	4.42	0.87
Class R6
Actual	1,000.00	1,023.00	4.17	0.82
Hypothetical	1,000.00	1,021.01	4.17	0.82
Select Class
Actual	1,000.00	1,021.20	5.44	1.07
Hypothetical	1,000.00	1,019.76	5.43	1.07

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

38

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

39

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(continued) (Unaudited)

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

40

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(continued) (Unaudited)

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees reviewed each Fund’s performance against its benchmark index and considered the performance information provided for each Fund at regular Board meetings by the Advisor. The performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted the performance of the Global Unconstrained Equity Fund since its inception on November 30, 2011 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted the performance of the International Unconstrained Equity Fund since its inception on November 30, 2011 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

41

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(continued) (Unaudited)

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund (“Universe Group”). The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Global Unconstrained Equity Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Unconstrained Equity Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

42

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended October 31, 2012:

Dividends Received Deduction
Global Unconstrained Equity Fund	39.84%
International Unconstrained Equity Fund	13.87

43

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• transaction history and account transactions
• checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan	We collect your personal information, for example, when you:
Funds collect my personal information?	• open an account or provide contact information
• give us your account information or pay us by check
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes - information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

Annual Report

J.P. Morgan Funds

October 31, 2012

JPMorgan Income Builder Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 26, 2012 (Unaudited)

Dear Shareholder:

Global equity markets continued to seesaw against an uncertain macroeconomic and geopolitical backdrop. In the U.S., improving economic data has been overshadowed by the pending “fiscal cliff.” Concerns about a potential economic “hard landing” in China remain, while escalating tension in the Middle East recently resulted in a conflict between Israel and Hamas, exacerbating fears about the stability of the region. Europe’s debt crisis continues and global equity prices have fluctuated with investors’ changing perception about the viability of corrective actions taken by the European Central Bank.

“The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors.”

Despite these sharp swings in market momentum, stocks in most parts of the world posted positive returns for the twelve months ended October 31, 2012. Accommodative monetary policies have been a significant catalyst for the positive returns for stocks during the past year and continue to keep yields at historically low levels. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging markets debt in search of higher yielding securities. Higher demand for these securities as well as positive fundamentals led to positive returns for high yield bonds and emerging markets debt during the 12 months ended October 31, 2012.

U.S. Treasury yields remain low while U.S. stocks outperform

Real yields are negative on many parts of the yield curve, meaning that the payment that investors will receive from these bonds is less than the expected rate of inflation. Holders of these securities are willing to see the purchasing power of their money decline in order to access the perceived safety of U.S. Treasury securities, likely a reflection of the elevated level of uncertainty among investors. The yield for 10-year U.S. Treasury securities ended October 2012 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 2.9%, respectively.

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended

October 31, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks, which were weighed down by Europe’s ongoing debt crisis and concerns about an economic “hard landing” in China.

Emerging markets: An evolving asset class

While the Chinese economy rightfully commands a large amount of attention from emerging markets investors, the asset class encompasses a wide range of countries with diverse cultural and political standards and evolving industries. Changes to local political administrations and economic policies can alter the investment landscape of an emerging market. For example, recently elected Mexican president Pena Nieto has pledged to focus on energy, labor and tax reforms, which has attracted more foreign investors who welcome the proposed business-friendly changes. On the other side of the spectrum, Russia’s recent presidential election has elevated geopolitical risk and therefore lowered the willingness of investors to invest in local Russian companies.

The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors. The volatility and differences in emerging markets can also create attractive investment opportunities for active managers with the resources in place to monitor disparate emerging economies and the companies that operate in them.

Emerging markets securities can be a valuable tool for investors as they construct their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2012	J.P. MORGAN FUNDS	1

JPMorgan Income Builder Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	13.36%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	9.45%
Barclays U.S. Aggregate Index	5.25%
Income Builder Composite Benchmark	8.00%

Net Assets as of 10/31/2012 (In Thousands)	$3,985,632

INVESTMENT OBJECTIVE**

The JPMorgan Income Builder Fund (the “Fund”) seeks to maximize income while maintaining prospects for capital appreciation.

INVESTMENT APPROACH

J.P. Morgan’s Global Multi-Asset Group (“GMAG”) utilized top-down research to identify the asset allocation that they believed would maximize income for the Fund. After determining what they believed to be the Fund’s ideal asset allocation, GMAG leveraged the resources and insights of specialist teams, each with expertise in managing money in the asset classes assigned to them by GMAG. These specialist teams used bottom-up fundamental research, researching investment opportunities to determine their underlying value.

HOW DID THE MARKET PERFORM?

In December 2011, and again in February 2012, the European Central Bank (“ECB”) took aggressive measures to curb the region’s debt crisis by providing unlimited amounts of financing to the region’s banks at very attractive levels. This was known as the Long Term Refinancing Operation (LTRO), and it amounted to over $1 trillion in 3 year loans to over 1000 European financial institutions. This helped support investors’ appetite for risk and sparked a rally among global equities in the first part of 2012. After stress returned to Europe again in the summer, European leaders responded with their most important effort — the Outright Monetary Transaction (OMT) program in September. This was truly an effort by the ECB to become the “lender of last resort” where if a struggling country asks for assistance, the ECB will support that country by buying their debt in unlimited amounts. In addition, the U.S. Federal Open Market Committee extended its $400 billion “Operation Twist” program through the end of 2012 and announced an additional round of open ended quantitative easing in September. Although fears of systemic risk abated, Europe’s ongoing debt crisis caused international stocks to underperform U.S. stocks during the reporting period. Emerging markets stocks also underperformed U.S. stocks as investors worried that the pace of China’s robust economic growth could decelerate, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market.

The S&P 500 Index finished the reporting period with a 15.21% gain, while the MSCI Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes) gained 4.61%. The MSCI Emerging Markets Index (net of foreign withholding taxes) gained 2.63% for the twelve months ended October 31, 2012.

Fixed income securities, as measured by the Barclays U.S. Aggregate Index, posted a 5.25% return and underperformed global equities for the twelve months ended October 31, 2012. Low interest rates caused increased demand for higher yielding securities, which helped high yield bonds and emerging markets debt securities outperform investment grade corporate securities. Extraordinary amounts of Central Bank liquidity also kept default rates at historically low levels providing a tail wind for credit related fixed income sectors.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended October 31, 2012, the Fund (Class A Shares, without a sales charge) outperformed its broad based benchmarks and its Composite Benchmark, which is comprised of 60% MSCI World Index (net of foreign withholding taxes) and 40% Barclays U.S. Aggregate Index.

The Fund’s allocation to emerging markets debt securities, non-agency mortgages, and high yield bonds (also known as “junk bonds”), which are not held in the broad-based benchmarks and Composite Benchmark, contributed to its relative performance. Better than expected housing data in 2012 helped the Fund’s mortgage allocation and strong corporate balance sheets and investors’ increasing appetite for risk benefited high yield bonds. Emerging markets debt securities were supported by a beneficial technical environment, as the asset class experienced strong inflows due, in part, to investors’ search for yield in a low interest rate environment and accommodative policies by the central banks of emerging market countries.

Among equities, the Fund had a larger exposure to international developed equities and emerging markets equities versus U.S. equities. This weighting was a detractor given the underperformance of international developed stocks and emerging market stocks in comparison to U.S. stocks. International developed stocks lagged U.S. stocks mainly due to relative weakness from European equities as a result of the region’s debt crisis. Meanwhile, emerging market stocks were hurt by concerns about the potential of a “hard landing” in China.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2012

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers positioned the Fund to tactically pursue income. They continued to find U.S. dividend yields unattractive relative to the dividend yields of international stocks. Equities that pay out high dividends in the U.S. continued to be concentrated in only a few sectors, while high-yielding equities were spread across sectors in the international markets. High yield bonds continued to constitute the largest percentage of the Fund’s overall assets, as the Fund’s portfolio managers believed that these securities offered the potential for attractive income and lower volatility relative to equities.

In addition, given their concerns regarding the euro, the Fund’s portfolio managers used currency futures to protect a small portion of the Fund’s euro-denominated securities from potential weakness in the euro.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Merck & Co., Inc. (Common Stock)	0.6%
2.	HCA, Inc., 7.500%, 02/15/22	0.6
3.	Republic of Iraq (Iraq), Reg. S., 5.800%, 01/15/28	0.6
4.	Time Warner, Inc. (Common Stock)	0.5
5.	Republic of Hungary (Hungary), 7.625%, 03/29/41	0.5
6.	Pfizer, Inc. (Common Stock)	0.5
7.	Romanian Government International Bond (Romania), 6.750%, 02/07/22	0.5
8.	Republic of Serbia (Serbia), Reg.S., 7.250%, 09/28/21	0.5
9.	Royal Dutch Shell plc (Netherlands), Class A (Common Stock)	0.5
10.	Unibail-Rodamco SE (France) (Common Stock)	0.5

PORTFOLIO COMPOSITION BY COUNTRY***
United States	62.5%
United Kingdom	3.6
Australia	2.7
Japan	2.3
France	2.2
Luxembourg	1.5
Netherlands	1.5
Canada	1.3
China	1.3
Germany	1.2
Indonesia	1.2
Hong Kong	1.2
Brazil	1.1
Singapore	1.0
Taiwan	1.0
Others (each less than 1.0%)	14.4

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	3

JPMorgan Income Builder Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/31/07
Without Sales Charge		13.36%	5.26%	5.03%
With Sales Charge*		8.31	4.29	4.14
CLASS C SHARES	5/31/07
Without CDSC		12.72	4.75	4.51
With CDSC**		11.72	4.75	4.51
SELECT CLASS SHARES	5/31/07	13.51	5.47	5.24

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/07 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the MSCI World Index, the Barclays U.S. Aggregate Index, the Income Builder Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from May 31, 2007 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI World Index, the Barclays U.S. Aggregate Index and the Income Builder Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks. The MSCI World Index assumes the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index and 40% Barclays U.S. Aggregate Index. The Lipper Global Flexible Portfolio Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through December 18, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Class A Shares have a $1,000 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2012

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — 5.8%
	United States — 5.8%
	ABFC Trust,
1,887	Series 2005-WF1, Class M1, VAR, 0.571%, 11/25/34	1,344
2,730	Series 2004-OPT3, Class M1, VAR, 0.961%, 09/25/33	2,544
545	Series 2003-OPT1, Class A1A, VAR, 1.031%, 04/25/33	502
3,385	Accredited Mortgage Loan Trust, Series 2004-4, Class M1, VAR, 0.791%, 01/25/35	2,795
	ACE Securities Corp.,
2,462	Series 2003-OP1, Class M1, VAR, 1.261%, 12/25/33	2,233
2,555	Series 2004-OP1, Class M2, VAR, 1.786%, 04/25/34	1,961
	Ameriquest Mortgage Securities, Inc.,
663	Series 2004-R3, Class A1B, VAR, 0.561%, 05/25/34	595
10,487	Series 2004-R1, Class M1, VAR, 1.006%, 02/25/34	8,318
565	Series 2004-R8, Class M1, VAR, 1.171%, 09/25/34	501
2,490	Series 2003-13, Class M1, VAR, 1.231%, 01/25/34	2,000
	Argent Securities, Inc.,
4,964	Series 2004-W6, Class M1, VAR, 0.761%, 05/25/34	4,162
3,753	Series 2004-W7, Class M2, VAR, 0.811%, 05/25/34	3,176
2,091	Asset-Backed Securities Corp. Home Equity, Series 2001-HE3, Class M1, VAR, 1.114%, 11/15/31	1,723
6,156	Bayview Financial Acquisition Trust, Series 2006-D, Class 1A5, SUB, 5.668%, 12/28/36	5,965
	Bear Stearns Asset-Backed Securities Trust,
1,016	Series 2005-AQ2, Class A3, VAR, 0.571%, 09/25/35	940
2,919	Series 2004-SD4, Class A1, VAR, 1.111%, 08/25/44	2,896
6,779	Series 2004-HE2, Class M2, VAR, 2.011%, 03/25/34	5,597
	Centex Home Equity,
1,799	Series 2004-D, Class MF3, SUB, 5.760%, 09/25/34	1,166
2,445	Series 2005-A, Class M1, VAR, 0.691%, 01/25/35	2,082
2,347	Series 2004-A, Class M1, VAR, 0.811%, 01/25/34	1,952

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
4,658	Chase Funding Loan Acquisition Trust, Series 2004-AQ1, Class M1, VAR, 0.941%, 05/25/34	3,912
	Chase Funding Mortgage Loan Asset-Backed Certificates,
2,681	Series 2003-4, Class 1A5, SUB, 5.416%, 05/25/33	2,819
1,026	Series 2003-5, Class 1M2, VAR, 5.573%, 09/25/32	632
	Citigroup Mortgage Loan Trust, Inc.,
298	Series 2005-WF2, Class AF4, SUB, 4.964%, 08/25/35	298
1,030	Series 2005-WF2, Class AF7, SUB, 5.249%, 08/25/35	982
2,100	Series 2006-WFH2, Class A2A, VAR, 0.361%, 08/25/36	1,855
3,265	Series 2006-WFH4, Class A3, VAR, 0.361%, 11/25/36	3,102
2,715	Series 2007-WFH2, Class A2, VAR, 0.361%, 03/25/37	2,705
673	Series 2005-OPT1, Class M4, VAR, 0.911%, 02/25/35	390
	Countrywide Asset-Backed Certificates,
234	Series 2006-2, Class 2A2, VAR, 0.401%, 06/25/36	226
1,205	Series 2004-2, Class M1, VAR, 0.961%, 05/25/34	898
6,261	Series 2004-3, Class M1, VAR, 0.961%, 06/25/34	5,222
7,362	Series 2003-BC1, Class A1, VAR, 1.011%, 03/25/33	6,136
3,442	Series 2004-1, Class M2, VAR, 1.036%, 03/25/34	3,265
2,112	Series 2002-3, Class M1, VAR, 1.336%, 03/25/32	1,721
1,886	Series 2005-11, Class AF6, VAR, 5.050%, 02/25/36	1,712
1,351	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB8, Class AF2, SUB, 5.303%, 12/25/35	1,247
940	Equity One ABS, Inc., Series 2003-2, Class M1, VAR, 5.050%, 09/25/33	883
	First Frankin Mortgage Loan Trust,
11,602	Series 2006-FF4, Class A2, VAR, 0.401%, 03/25/36	10,149
2,853	Series 2005-FF11, Class A2D, VAR, 0.551%, 11/25/35	2,698
13,946	Series 2004-FF4, Class M1, VAR, 1.066%, 06/25/34	10,260

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	5

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — Continued
	United States — Continued
	Fremont Home Loan Trust,
5,748	Series 2004-2, Class M2, VAR, 1.141%, 07/25/34	5,073
2,849	Series 2004-B, Class M2, VAR, 1.156%, 05/25/34	2,330
1,649	GSAMP Trust, Series 2005-SEA2, Class A1, VAR, 0.561%, 01/25/45	1,504
	Home Equity Asset Trust,
1,879	Series 2004-6, Class M2, VAR, 1.111%, 12/25/34	1,654
1,478	Series 2004-7, Class M2, VAR, 1.201%, 01/25/35	1,275
	Lehman XS Trust,
11,709	Series 2005-7N, Class 1A1A, VAR, 0.481%, 12/25/35	9,254
13,158	Series 2005-5N, Class 3A1A, VAR, 0.511%, 11/25/35	10,432
	Long Beach Mortgage Loan Trust,
1,125	Series 2005-WL2, Class M1, VAR, 0.681%, 08/25/35	1,092
654	Series 2004-3, Class M2, VAR, 1.111%, 07/25/34	619
	MASTR Asset Backed Securities Trust,
4,905	Series 2005-NC1, Class M2, VAR, 0.711%, 12/25/34	4,452
2,402	Series 2004-OPT2, Class M2, VAR, 0.861%, 09/25/34	2,084
102	Series 2003-WMC2, Class M1, VAR, 1.261%, 08/25/33	101
	Morgan Stanley ABS Capital I,
10	Series 2006-WMC1, Class A2B, VAR, 0.411%, 12/25/35	10
511	Series 2005-NC1, Class M3, VAR, 0.721%, 01/25/35	409
1,203	Series 2005-HE1, Class M3, VAR, 0.731%, 12/25/34	1,062
1,478	Series 2004-HE6, Class M3, VAR, 0.861%, 08/25/34	1,171
6,791	Series 2004-HE8, Class M3, VAR, 0.961%, 09/25/34	6,123
7,452	Series 2004-HE3, Class M1, VAR, 1.066%, 03/25/34	6,472
424	Series 2004-NC7, Class M3, VAR, 1.186%, 07/25/34	372
1,997	Series 2004-HE2, Class M3, VAR, 2.386%, 03/25/34	1,204
800	Series 2004-NC3, Class B1, VAR, 2.686%, 03/25/34	544

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
765	Series 2004-HE2, Class B1, VAR, 2.836%, 03/25/34	490
	New Century Home Equity Loan Trust,
1,668	Series 2005-1, Class M3, VAR, 0.731%, 03/25/35	1,434
1,292	Series 2004-2, Class M2, VAR, 0.831%, 08/25/34	1,130
4,365	Series 2004-4, Class M2, VAR, 1.006%, 02/25/35	3,232
1,788	Series 2003-B, Class M2, VAR, 2.686%, 11/25/33	1,365
1,469	Novastar Home Equity Loan, Series 2003-3, Class M2, VAR, 2.686%, 12/25/33	1,235
	Option One Mortgage Loan Trust,
4,839	Series 2004-3, Class M2, VAR, 0.781%, 11/25/34	4,476
5,370	Series 2004-2, Class M1, VAR, 1.006%, 05/25/34	4,481
4,127	People’s Choice Home Loan Securities Trust, Series 2004-2, Class M3, VAR, 1.936%, 10/25/34	2,806
	RAMP Trust,
743	Series 2004-RS11, Class M1, VAR, 0.831%, 11/25/34	726
1,395	Series 2002-RS2, Class AI5, VAR, 6.030%, 03/25/32	1,369
	RASC Trust,
4,981	Series 2006-KS7, Class A3, VAR, 0.361%, 09/25/36	4,772
3,714	Series 2005-KS2, Class M1, VAR, 0.641%, 03/25/35	3,226
	Renaissance Home Equity Loan Trust,
2,662	Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	2,166
880	Series 2003-4, Class M2F, SUB, 5.744%, 03/25/34	686
1,834	Series 2005-2, Class AV3, VAR, 0.581%, 08/25/35	1,602
881	Series 2004-1, Class M1, VAR, 0.791%, 05/25/34	680
1,801	Series 2003-3, Class M1, VAR, 0.941%, 12/25/33	1,482
	Saxon Asset Securities Trust,
1,662	Series 2006-2, Class A3C, VAR, 0.361%, 09/25/36	1,352
4,155	Series 2004-3, Class M2, VAR, 0.861%, 12/26/34	3,231
4,232	Series 2003-3, Class M1, VAR, 1.186%, 12/25/33	3,287

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — Continued
	United States — Continued
	Structured Asset Investment Loan Trust,
745	Series 2003-BC10, Class A4, VAR, 1.211%, 10/25/33	638
10,244	Series 2004-7, Class M1, VAR, 1.261%, 08/25/34	8,559
1,480	Series 2003-BC3, Class M1, VAR, 1.636%, 04/25/33	1,396
398	Structured Asset Securities Corp., Series 2003-AM1, Class M1, VAR, 1.561%, 04/25/33	364
	Wells Fargo Home Equity Trust,
330	Series 2004-2, Class A21B, VAR, 0.631%, 10/25/34	301
2,776	Series 2004-2, Class M1, VAR, 0.811%, 10/25/34	2,335
1,769	Series 2004-1, Class M4, VAR, 1.361%, 04/25/34	969
3,508	Series 2004-2, Class M4, VAR, 1.411%, 10/25/34	2,890

	Total Asset-Backed Securities (Cost $218,162)	233,481

Collateralized Mortgage Obligations — 5.1%
	Non-Agency CMO — 5.1%
	United States — 5.1%
	Banc of America Alternative Loan Trust
2,601	Series 2005-12, Class 5A1, 5.250%, 01/25/21	2,614
708	Series 2005-4, Class 3A1, 5.500%, 05/25/20	727
463	Series 2005-6, Class 7A1, 5.500%, 07/25/20	482
160	Series 2005-6, Class 5A4, 5.500%, 07/25/35	150
2,802	Series 2005-11, Class 4A5, 5.750%, 12/25/35	2,230
44	Series 2006-4, Class 2A1, 6.000%, 05/25/21	45
2,273	Series 2006-4, Class 3CB4, 6.000%, 05/25/46	1,989
1,382	Series 2006-5, Class CB7, 6.000%, 06/25/46	1,092
	Banc of America Funding Corp.
2,430	Series 2007-4, Class 8A1, 5.500%, 11/25/34	2,403
6,495	Series 2005-6, Class 1A2, 5.500%, 10/25/35	6,624
	Banc of America Mortgage Trust
987	Series 2007-3, Class 1A1, 6.000%, 09/25/37	914

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
3,257	Series 2004-A, Class 2A2, VAR, 2.965%, 02/25/34	3,246
	Bear Stearns Asset-Backed Securities Trust
927	Series 2003-AC4, Class M1, SUB, 5.658%, 09/25/33	870
2,060	Series 2004-AC5, Class M1, VAR, 0.881%, 10/25/34	1,306
850	Chase Mortgage Finance Corp., Series 2007-S2, Class 1A8, 6.000%, 03/25/37	729
2,603	Citicorp Mortgage Securities, Inc., Series 2007-4, Class 1A9, 6.000%, 05/25/37	2,293
5,644	Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 2A2, 5.500%, 11/25/35	5,569
139	CitiMortgage Alternative Loan Trust, Series 2006-A1, Class 2A1, 5.250%, 03/25/21	143
	Countrywide Alternative Loan Trust
619	Series 2004-28CB, Class 4A1, 5.000%, 01/25/20	633
215	Series 2005-50CB, Class 4A1, 5.000%, 11/25/20	207
2,914	Series 2005-85CB, Class 3A2, 5.250%, 02/25/21	2,805
2,425	Series 2005-21CB, Class A4, 5.250%, 06/25/35	2,200
1,810	Series 2005-J11, Class 5A1, 5.500%, 11/25/20	1,698
1,022	Series 2007-9T1, Class 3A1, 5.500%, 05/25/22	961
1,765	Series 2005-J6, Class 2A1, 5.500%, 07/25/25	1,774
10,344	Series 2004-32CB, Class 2A5, 5.500%, 02/25/35	10,147
1,678	Series 2005-6CB, Class 1A4, 5.500%, 04/25/35	1,616
3,717	Series 2005-13CB, Class A4, 5.500%, 05/25/35	3,489
691	Series 2005-20CB, Class 1A1, 5.500%, 07/25/35	590
6,762	Series 2005-64CB, Class 1A15, 5.500%, 12/25/35	5,852
3,749	Series 2006-4CB, Class 2A5, 5.500%, 04/25/36	3,215
3,357	Series 2006-J3, Class 4A1, 5.750%, 05/25/26	3,132
1,506	Series 2004-28CB, Class 2A4, 5.750%, 01/25/35	1,465
1,129	Series 2005-J7, Class 2A1, 6.000%, 10/25/17	1,135

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	7

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	United States — Continued
1,391	Series 2007-25, Class 2A1, 6.000%, 11/25/22	1,378
3,017	Series 2004-28CB, Class 6A1, 6.000%, 01/25/35	3,000
972	Series 2006-19CB, Class A15, 6.000%, 08/25/36	780
3,046	Series 2005-J3, Class 3A1, 6.500%, 09/25/34	3,106
	Countrywide Home Loan Mortgage Pass-Through Trust
712	Series 2005-20, Class A7, 5.250%, 12/25/27	657
5,457	Series 2005-13, Class A3, 5.500%, 06/25/35	5,461
315	Series 2006-15, Class A1, 6.250%, 10/25/36	268
1,936	Series 2007-18, Class 2A1, 6.500%, 11/25/37	1,634
	Credit Suisse First Boston Mortgage Securities Corp.
657	Series 2005-10, Class 12A1, 5.250%, 11/25/20	664
8,365	Series 2005-10, Class 11A1, 5.500%, 11/25/20	8,565
2,043	Series 2005-4, Class 3A17, 5.500%, 06/25/35	2,103
1,170	Series 2005-10, Class 5A3, 5.500%, 11/25/35	992
2,745	CSMC Mortgage-Backed Trust, Series 2007-2, Class 3A13, 5.500%, 03/25/37	2,549
	First Horizon Alternative Mortgage Securities
607	Series 2005-FA1, Class 1A4, 5.500%, 03/25/35	594
2,940	Series 2006-FA6, Class 3A1, 5.750%, 11/25/21	2,951
	First Horizon Mortgage Pass-Through Trust
146	Series 2005-8, Class 2A1, 5.250%, 02/25/21	148
8,180	Series 2005-5, Class 1A6, 5.500%, 10/25/35	8,074
409	Series 2005-6, Class 1A1, 5.500%, 11/25/35	413
1,858	Series 2006-2, Class 1A3, 6.000%, 08/25/36	1,876
332	Series 2006-2, Class 1A7, 6.000%, 08/25/36	335
1,386	Series 2006-3, Class 1A13, 6.250%, 11/25/36	1,414

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	GSR Mortgage Loan Trust
2,087	Series 2006-9F, Class 8A1, 5.500%, 08/25/21	2,053
3,540	Series 2006-1F, Class 2A16, 6.000%, 02/25/36	3,472
1,605	Series 2007-1F, Class 3A13, 6.000%, 01/25/37	1,538
3,762	Impac CMB Trust, Series 2004-5, Class 1A1, VAR, 0.931%, 10/25/34	3,527
1,425	Indymac Index Mortgage Loan Trust, Series 2005-AR14, Class 2A1A, VAR, 0.511%, 07/25/35	1,047
	JP Morgan Mortgage Trust
1,158	Series 2006-S2, Class 2A1, 5.000%, 06/25/21	1,107
789	Series 2006-S3, Class 2A4, 5.500%, 08/25/21	782
423	Series 2005-S2, Class 2A9, 5.500%, 09/25/35	431
725	Series 2007-S3, Class 2A3, 6.000%, 08/25/22	710
749	Series 2005-A8, Class 1A1, VAR, 5.258%, 11/25/35	737
3,997	Lehman Mortgage Trust, Series 2005-2, Class 2A5, 5.500%, 12/25/35	3,522
	MASTR Alternative Loans Trust
2,567	Series 2006-3, Class 3A1, 5.500%, 06/25/21	2,466
767	Series 2005-3, Class 1A1, 5.500%, 04/25/35	770
2,765	Series 2005-6, Class 1A2, 5.500%, 12/25/35	2,458
783	Series 2005-5, Class 3A1, 5.750%, 08/25/35	713
1,297	Merrill Lynch Mortgage Investors, Inc., Series 2006-AF2, Class AF2, 6.250%, 10/25/36	1,205
	Morgan Stanley Mortgage Loan Trust
362	Series 2005-4, Class 1A, 5.000%, 08/25/35	375
2,239	Series 2004-9, Class 1A, VAR, 5.861%, 11/25/34	2,191
823	Nomura Asset Acceptance Corp., Series 2005-WF1, Class 2A5, SUB, 5.159%, 03/25/35	823
	RALI Trust
365	Series 2003-QS20, Class CB, 5.000%, 11/25/18	377
476	Series 2005-QS2, Class A1, 5.500%, 02/25/35	460
329	Series 2006-QS18, Class 3A1, 5.750%, 12/25/21	319

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	United States — Continued
3,239	Series 2005-QS17, Class A3, 6.000%, 12/25/35	2,807
5,712	Series 2006-QS4, Class A2, 6.000%, 04/25/36	4,149
1,517	Series 2004-QS15, Class A2, VAR, 0.611%, 11/25/34	1,322
	Residential Asset Securitization Trust
411	Series 2004-A6, Class A1, 5.000%, 08/25/19	416
6,607	Series 2005-A3, Class A2, 5.500%, 04/25/35	5,679
5,323	Series 2005-A8CB, Class A11, 6.000%, 07/25/35	4,744
	RFMSI Trust
929	Series 2006-S10, Class 2A1, 5.500%, 10/25/21	948
98	Series 2006-S12, Class 2A2, 6.000%, 12/25/36	99
3,173	Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 5A1, VAR, 1.614%, 03/25/46	2,132
1,514	Structured Asset Securities Corp., Series 2003-35, Class B1, VAR, 5.535%, 12/25/33	1,247
	WaMu Mortgage Pass-Through Certificates
119	Series 2005-AR15, Class A1A1, VAR, 0.471%, 11/25/45	107
2,498	Series 2005-AR16, Class 1A1, VAR, 2.436%, 12/25/35	2,529
	Washington Mutual Alternative Mortgage Pass-Through Certificates
3,133	Series 2006-3, Class 5A2, 5.500%, 03/25/21	2,941
5,630	Series 2005-1, Class 1A3, 5.500%, 03/25/35	5,614
1,861	Series 2005-4, Class CB7, 5.500%, 06/25/35	1,766
5,330	Series 2007-1, Class 2A1, 6.000%, 01/25/22	5,343
622	Series 2006-5, Class 2CB5, 6.500%, 07/25/36	443
	Wells Fargo Mortgage-Backed Securities Trust
5,574	Series 2006-5, Class 1A5, 5.250%, 04/25/36	5,662
177	Series 2007-5, Class 2A3, 5.500%, 05/25/22	187
1,073	Series 2006-3, Class A9, 5.500%, 03/25/36	1,083
184	Series 2006-4, Class 1A1, 5.750%, 04/25/36	186
1,372	Series 2007-2, Class 1A13, 6.000%, 03/25/37	1,285
2,367	Series 2007-15, Class A1, 6.000%, 11/25/37	2,339

	Total Collateralized Mortgage Obligations (Cost $198,857)	205,418

Commercial Mortgage-Backed Security — 0.1%
	United States — 0.1%
4,819	Banc of America Large Loan, Inc., Series 2010-HLTN, VAR, 1.964%, 11/15/15 (e) (Cost $4,484)	4,809

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — 32.7%
	Australia — 2.1%
791	Amcor Ltd. (m)	6,481
634	Australia & New Zealand Banking Group Ltd. (m)	16,738
2,043	Commonwealth Property Office Fund (m)	2,288
5,983	Dexus Property Group (m)	6,106
1,714	Goodman Group (m)	7,867
2,478	Mirvac Group (m)	3,866
4,501	Stockland (m)	16,149
1,437	Transurban Group (m)	9,067
673	Westfield Group (m)	7,434
1,738	Westfield Retail Trust (m)	5,580

		81,576

	Belgium — 0.1%
41	Warehouses De Pauw S.C.A. (m)	2,227

	Bermuda — 0.0% (g)
52	Validus Holdings Ltd.	1,849

	Brazil — 0.7%
580	AES Tiete S.A. (m)	5,526
326	Banco do Brasil S.A. (m)	3,479
714	CCR S.A. (m)	6,279
202	Cielo S.A. (m)	5,005
677	EDP – Energias do Brasil S.A. (m)	4,231
347	Souza Cruz S.A. (m)	4,525

		29,045

	Canada — 0.5%
138	Allied Properties Real Estate Investment Trust (m)	4,373
63	Artis Real Estate Investment Trust (m)	1,027
35	Calloway Real Estate Investment Trust (m)	1,000
77	Canadian Apartment Properties REIT (m)	1,887
51	Canadian Real Estate Investment Trust (m)	2,139
78	Dundee Real Estate Investment Trust (m)	2,848
107	First Capital Realty, Inc. (m)	1,977
149	RioCan Real Estate Investment Trust (m)	4,070

		19,321

	China — 1.2%
14,414	Bank of China Ltd., Class H (m)	5,905
20,686	China Construction Bank Corp., Class H (m)	15,508
6,565	Industrial & Commercial Bank of China Ltd., Class H (m)	4,323
5,566	Jiangsu Expressway Co., Ltd., Class H (m)	4,785
3,628	PetroChina Co., Ltd., Class H (m)	4,923
3,016	Wynn Macau Ltd. (m)	8,498

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	9

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — Continued
	China — Continued
6,978	Zhejiang Expressway Co., Ltd., Class H (m)	5,075

		49,017

	Finland — 0.2%
238	Technopolis OYJ (m)	1,085
621	UPM-Kymmene OYJ (m)	6,664

		7,749

	France — 1.7%
184	Cie de St-Gobain (m)	6,497
307	Electricite de France S.A. (m)	6,504
26	ICADE (m)	2,349
111	Sanofi (m)	9,791
105	Schneider Electric S.A. (m)	6,599
82	Sodexo (m)	6,299
208	Total S.A. (m)	10,470
81	Unibail-Rodamco SE (m)	18,343

		66,852

	Germany — 1.2%
81	Allianz SE (m)	10,021
346	Alstria Office REIT-AG (m)	4,181
126	BASF SE (m)	10,487
171	Deutsche Boerse AG (m)	9,289
520	E.ON AG (m)	11,847

		45,825

	Hong Kong — 1.2%
322	Cheung Kong Holdings Ltd. (m)	4,746
441	China Mobile Ltd. (m)	4,891
3,963	Dah Chong Hong Holdings Ltd. (m)	3,722
276	Hang Seng Bank Ltd. (m)	4,226
993	Hutchison Whampoa Ltd. (m)	9,728
1,331	Link REIT (The) (m)	6,612
1,412	Shanghai Industrial Holdings Ltd. (m)	4,518
2,418	SJM Holdings Ltd. (m)	5,240
248	VTech Holdings Ltd. (m)	2,938

		46,621

	India — 0.2%
420	Coal India Ltd. (m)	2,696
1,673	Tata Motors Ltd., Class A (m)	4,847

		7,543

	Indonesia — 0.5%
704	Indo Tambangraya Megah Tbk PT (m)	2,962
24,562	Perusahaan Gas Negara Persero Tbk PT (m)	11,846
5,595	Telekomunikasi Indonesia Persero Tbk PT (m)	5,683

		20,491

SHARES		SECURITY DESCRIPTION	VALUE

		Italy — 0.3%
573		Eni S.p.A. (m)	13,177

		Japan — 2.2%
1		Advance Residence Investment Corp. (m)	2,047
315		Canon, Inc. (m)	10,224
102		Daito Trust Construction Co., Ltd. (m)	10,285
—	(h)	Daiwahouse Residential Investment Corp. (m)	3,089
—	(h)	Japan Real Estate Investment Corp. (m)	4,766
3		Japan Retail Fund Investment Corp. (m)	5,451
429		Japan Tobacco, Inc. (m)	11,868
1		Kenedix Realty Investment Corp. (m)	3,962
170		Mitsui Fudosan Co., Ltd. (m)	3,437
199		Nippon Telegraph & Telephone Corp. (m)	9,100
1		Nomura Real Estate Residential Fund, Inc. (m)	3,734
1		Orix JREIT, Inc. (m)	3,998
—	(h)	Premier Investment Corp. (m)	1,660
843		Sumitomo Corp. (m)	11,497
1		Tokyu REIT, Inc. (m)	4,081

			89,199

		Kazakhstan — 0.1%
242		KazMunaiGas Exploration Production JSC, Reg. S, GDR (m)	4,298

		Luxembourg — 0.0% (g)
7		Magnachip Semiconductor Corp. (a)	75

		Malaysia — 0.2%
3,063		Berjaya Sports Toto Bhd (m)	4,465
1,291		Lafarge Malayan Cement Bhd (m)	4,133

			8,598

		Mexico — 0.2%
24		Grupo Aeroportuario del Sureste S.A.B de C.V., ADR (m)	2,274
2,392		Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	5,799

			8,073

		Netherlands — 1.0%
50		Corio N.V. (m)	2,228
669		Koninklijke Ahold N.V. (m)	8,521
535		Royal Dutch Shell plc, Class A (m)	18,346
231		Unilever N.V., CVA (m)	8,501
38		Vastned Retail N.V. (m)	1,743

			39,339

		New Zealand — 0.3%
6,412		Telecom Corp. of New Zealand Ltd. (m)	12,676

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — Continued
	Philippines — 0.1%
81	Philippine Long Distance Telephone Co., ADR (m)	5,126

	Poland — 0.1%
55	KGHM Polska Miedz S.A. (m)	2,773
25	Powszechny Zaklad Ubezpieczen S.A. (m)	2,960

		5,733

	Qatar — 0.2%
210	Commercial Bank of Qatar QSC (The) (m)	4,151
119	Industries Qatar QSC (m)	4,958

		9,109

	Russia — 0.3%
111	Lukoil OAO, ADR (m)	6,737
555	Mechel, ADR (m)	1,282
308	Mobile Telesystems OJSC, ADR (m)	5,275

		13,294

	Singapore — 0.9%
5,058	Ascendas India Trust (m)	3,151
865	Ascendas Real Estate Investment Trust (m)	1,669
1,558	Ascott Residence Trust (m)	1,626
3,012	Cambridge Industrial Trust (m)	1,640
3,177	CapitaCommercial Trust (m)	4,076
2,622	CapitaMalls Asia Ltd. (m)	3,957
1,074	Global Logistic Properties Ltd. (m)	2,253
6,272	Hutchison Port Holdings Trust, Class U (m)	4,870
609	Keppel Land Ltd. (m)	1,687
4,517	Singapore Telecommunications Ltd. (m)	11,898

		36,827

	South Africa — 0.7%
670	African Bank Investments Ltd. (m)	2,266
209	Exxaro Resources Ltd. (m)	4,188
247	Foschini Group Ltd. (The) (m)	3,581
1,034	Growthpoint Properties Ltd. (m)	2,815
66	Imperial Holdings Ltd. (m)	1,500
62	Kumba Iron Ore Ltd. (m)	3,889
210	MTN Group Ltd. (m)	3,790
126	Tiger Brands Ltd. (m)	4,012

		26,041

	South Korea — 0.4%
220	Kangwon Land, Inc. (m)	5,124
56	KT&G Corp. (m)	4,245
321	SK Telecom Co., Ltd., ADR (m)	5,015
31	S-Oil Corp. (m)	2,867

		17,251

SHARES	SECURITY DESCRIPTION	VALUE

	Sweden — 0.3%
349	Swedbank AB, Class A (m)	6,481
737	Telefonaktiebolaget LM Ericsson, Class B (m)	6,526

		13,007

	Switzerland — 0.9%
154	Nestle S.A. (m)	9,770
68	Roche Holding AG (m)	13,076
172	Swiss Re AG (a) (m)	11,919

		34,765

	Taiwan — 1.0%
1,416	Delta Electronics, Inc. (m)	4,830
894	Far EasTone Telecommunications Co., Ltd. (m)	2,064
2,519	Novatek Microelectronics Corp. (m)	9,474
714	President Chain Store Corp. (m)	3,529
1,399	Quanta Computer, Inc. (m)	3,193
1,101	Taiwan Mobile Co., Ltd. (m)	3,841
596	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	9,476
925	Tripod Technology Corp. (m)	1,786

		38,193

	Thailand — 0.5%
1,294	Advanced Info Service PCL (m)	8,312
4,716	Bangkok Expressway PCL (m)	4,263
2,801	Charoen Pokphand Foods PCL (m)	3,213
224	Siam Cement PCL, NVDR (m)	2,722

		18,510

	Turkey — 0.4%
1,126	Arcelik AS (m)	7,442
296	Ford Otomotiv Sanayi AS (m)	3,039
238	Tupras Turkiye Petrol Rafinerileri AS (m)	5,818

		16,299

	United Kingdom — 2.6%
223	AstraZeneca plc (m)	10,348
412	Atrium European Real Estate Ltd. (m)	2,336
197	British American Tobacco plc (m)	9,770
877	British Land Co. plc (m)	7,488
2,011	Centrica plc (m)	10,526
658	Direct Line Insurance Group plc (a) (m)	2,064
461	GlaxoSmithKline plc (m)	10,320
249	Hammerson plc (m)	1,903
320	Helical Bar plc (m)	997
1,005	HSBC Holdings plc (m)	9,911
201	Land Securities Group plc (m)	2,616

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	11

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — Continued
	United Kingdom — Continued
1,542	Old Mutual plc (m)	4,275
398	Pearson plc (m)	8,005
120	SABMiller plc (m)	5,166
417	Segro plc (m)	1,601
5,257	Vodafone Group plc (m)	14,276

		101,602

	United States — 10.4%
41	3M Co.	3,572
49	Abbott Laboratories	3,215
62	American Campus Communities, Inc. (m)	2,818
5	American Tower Corp. (m)	411
73	Analog Devices, Inc.	2,848
96	Apartment Investment & Management Co., Class A (m)	2,567
14	Apple, Inc. (m)	8,228
63	Arthur J. Gallagher & Co.	2,241
146	Associated Estates Realty Corp. (m)	2,195
65	AT&T, Inc.	2,233
13	Automatic Data Processing, Inc.	772
8	AvalonBay Communities, Inc. (m)	1,085
172	BioMed Realty Trust, Inc. (m)	3,293
32	Boston Properties, Inc. (m)	3,391
33	Camden Property Trust (m)	2,186
56	Capmark Financial Group, Inc. (a)	1,160
42	CBL & Associates Properties, Inc. (m)	928
43	CenturyLink, Inc.	1,665
111	Chevron Corp. (m)	12,201
44	Cincinnati Financial Corp.	1,768
110	Cinemark Holdings, Inc.	2,718
457	Cisco Systems, Inc. (m)	7,834
260	CME Group, Inc. (m)	14,514
67	CMS Energy Corp.	1,618
101	Coca-Cola Co. (The)	3,755
223	ConocoPhillips (m)	12,901
1	Constar International, Inc., ADR (a) (i)	—	(h)
22	Cullen/Frost Bankers, Inc.	1,203
55	Digital Realty Trust, Inc. (m)	3,397
159	Duke Realty Corp. (m)	2,301
65	Dynegy, Inc. (a)	1,218
214	E.I. du Pont de Nemours & Co. (m)	9,536
257	Emerson Electric Co. (m)	12,426
68	Equity One, Inc. (m)	1,425
4	Eurofresh, Inc., ADR (a) (i)	—
63	Extra Space Storage, Inc. (m)	2,169

SHARES		SECURITY DESCRIPTION	VALUE

		United States — Continued
—	(h)	General Maritime Corp. (a) (i)	12
1		General Motors Co. (a)	13
48		Genuine Parts Co.	3,002
159		HCP, Inc. (m)	7,045
61		Health Care REIT, Inc. (m)	3,619
27		Hershey Co. (The)	1,859
225		Hewlett-Packard Co. (m)	3,120
127		Highwoods Properties, Inc. (m)	4,086
77		Home Depot, Inc. (The)	4,724
166		Johnson & Johnson (m)	11,735
208		Kinder Morgan, Inc. (m)	7,233
48		KLA-Tencor Corp.	2,243
126		Liberty Property Trust (m)	4,411
51		Limited Brands, Inc.	2,423
50		Linear Technology Corp.	1,550
27		Lorillard, Inc.	3,079
31		M&T Bank Corp.	3,192
56		Macerich Co. (The) (m)	3,215
494		Masco Corp. (m)	7,452
182		Mattel, Inc. (m)	6,698
21		McDonald’s Corp.	1,812
511		Merck & Co., Inc. (m)	23,304
521		Microsoft Corp. (m)	14,856
81		Molex, Inc.	2,106
63		Mondelez International, Inc., Class A	1,672
—	(h)	Motors Liquidation Co. GUC Trust (a)	3
63		National Retail Properties, Inc. (m)	1,990
3		Neebo, Inc. (a) (i)	12
40		Northeast Utilities	1,560
46		ONEOK, Inc.	2,176
180		Paychex, Inc. (m)	5,826
82		Pennsylvania Real Estate Investment Trust (m)	1,351
787		Pfizer, Inc. (m)	19,569
94		PG&E Corp. (m)	3,984
32		Philip Morris International, Inc.	2,851
23		Post Properties, Inc. (m)	1,132
25		PPG Industries, Inc.	2,877
34		Procter & Gamble Co. (The)	2,342
19		Public Storage (m)	2,579
295		Real Mex Restaurants, Inc., Class B, ADR (a) (i)	17
43		Realty Income Corp. (m)	1,669
138		Sempra Energy (m)	9,655
96		Senior Housing Properties Trust (m)	2,112
34		Simon Property Group, Inc. (m)	5,195
42		Snap-on, Inc.	3,211

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — Continued
	United States — Continued
3	Somerset Cayuga Holding Co., Inc. (a) (i)	27
80	Spectra Energy Corp.	2,299
216	Sysco Corp. (m)	6,716
48	T. Rowe Price Group, Inc.	3,117
21	Taubman Centers, Inc. (m)	1,657
28	Time Warner Cable, Inc.	2,749
478	Time Warner, Inc. (m)	20,775
43	Travelers Cos., Inc. (The)	3,085
12	Tupperware Brands Corp.	730
3	U.S. Concrete, Inc. (a)	26
9	V.F. Corp.	1,407
84	Ventas, Inc. (m)	5,294
369	Verizon Communications, Inc. (m)	16,468
484	Wells Fargo & Co. (m)	16,295
83	Williams Cos., Inc. (The)	2,904
34	Williams-Sonoma, Inc.	1,559

		415,472

	Total Common Stocks (Cost $1,207,765)	1,304,780

PRINCIPAL AMOUNT
Convertible Bonds — 3.8%
	Australia — 0.3%
AUD 6,700	CFS Retail Property Trust Group, 5.750%, 07/04/16	7,293
	Paladin Energy Ltd.,
1,000	3.625%, 11/04/15	856
3,400	6.000%, 04/30/17	3,222

		11,371

	Austria — 0.0% (g)
EUR 34,073	IMMOFINANZ AG, 4.250%, 03/08/18	1,619

	Bermuda — 0.1%
3,800	Ship Finance International Ltd., 3.750%, 02/10/16	3,570

	Canada — 0.1%
667	Detour Gold Corp., 5.500%, 11/30/17	717
1,500	Petrominerales Ltd., 2.625%, 08/25/16	1,446

		2,163

	Cayman Islands — 0.3%
6,300	Agile Property Holdings Ltd., 4.000%, 04/28/16	6,152
3,900	Polarcus Ltd., 2.875%, 04/27/16	3,791
CNY 11,200	Shui On Land Ltd., 4.500%, 09/29/15	1,789

		11,732

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	France — 0.5%
EUR 283	Air France-KLM, 4.970%, 04/01/15	4,331
EUR 1,613	Alcatel-Lucent, 5.000%, 01/31/15	5,332
EUR 5	AXA S.A., 3.750%, 01/01/17	1,832
EUR 17,395	Peugeot S.A., 4.450%, 01/01/16	4,975
EUR 175	SOITEC, 6.250%, 09/09/14	1,660

		18,130

	India — 0.4%
5,300	Jaiprakash Power Ventures Ltd., 5.000%, 02/13/15	5,207
1,900	Sesa Goa Ltd., 5.000%, 10/31/14	1,837
2,835	Sterlite Industries India Ltd., 4.000%, 10/30/14	2,695
4,900	Tata Steel Ltd., 4.500%, 11/21/14	4,931

		14,670

	Luxembourg — 0.1%
	Kloeckner & Co Financial Services S.A.,
EUR 2,350	2.500%, 12/22/17	2,810
EUR 1,400	6.000%, 06/09/14	1,862

		4,672

	Mexico — 0.1%
2,700	Cemex S.A.B. de C.V., 4.875%, 03/15/15	2,801

	Singapore — 0.1%
1,600	Olam International Ltd., 6.000%, 10/15/16	1,730

	South Africa — 0.1%
ZAR 27,000	Steinhoff International Holdings Ltd., 9.625%, 07/20/15	4,167

	Spain — 0.1%
EUR 1,350	Abengoa S.A., 4.500%, 02/03/17	1,558
EUR 750	Melia Hotels International S.A., 5.000%, 12/18/14	984
EUR 2,200	Pescanova S.A., 8.750%, 02/17/19	2,984

		5,526

	United Arab Emirates — 0.1%
EUR 3,900	Aabar Investments PJSC, 4.000%, 05/27/16	5,047

	United Kingdom — 0.4%
1,500	Salamander Energy plc, 5.000%, 03/30/15	1,576
GBP 4,800	TUI Travel plc, 6.000%, 10/05/14	7,997
6,300	Vedanta Resources Jersey Ltd., 5.500%, 07/13/16	6,253

		15,826

	United States — 1.1%
3,855	Advanced Micro Devices, Inc., 6.000%, 05/01/15	3,595

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	13

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Convertible Bonds — Continued
	United States — Continued
4,000	Annaly Capital Management, Inc., 5.000%, 05/15/15	4,068
6,398	Apollo Investment Corp., 5.750%, 01/15/16	6,566
	Ares Capital Corp.,
4,795	4.875%, 03/15/17 (e)	4,891
1,740	5.125%, 06/01/16	1,832
3,000	5.750%, 02/01/16	3,182
3,634	Chesapeake Energy Corp., 2.500%, 05/15/37	3,362
2,313	Corporate Office Properties LP, 4.250%, 04/15/30 (e)	2,374
3,500	Dendreon Corp., 2.875%, 01/15/16	2,249
5,105	DryShips, Inc., 5.000%, 12/01/14	4,170
780	Micron Technology, Inc., 1.875%, 06/01/27	673
1,066	Navistar International Corp., 3.000%, 10/15/14	929
1,916	Peabody Energy Corp., 4.750%, 12/15/41	1,736
1,932	RadioShack Corp., 2.500%, 08/01/13 (e)	1,826
113	Real Mex Restaurants, Inc., 1.120%, 03/21/18 (i)	113
120	Somerset Cayuga Holding Co., Inc., PIK, 20.000%, 06/15/17 (e) (i)	120
3,855	SunPower Corp., 4.750%, 04/15/14	3,686
15	U.S. Concrete, Inc., 9.500%, 08/31/15 (e)	16

		45,388

	Total Convertible Bonds (Cost $147,500)	148,412

Corporate Bonds — 38.5%
	Australia — 0.3%
250	Boart Longyear Management Pty Ltd., 7.000%, 04/01/21 (e)	253
	FMG Resources August 2006 Pty Ltd.,
200	6.000%, 04/01/17 (e)	192
750	6.375%, 02/01/16 (e)	750
925	6.875%, 02/01/18 (e)	895
412	6.875%, 04/01/22 (e)	387
8,928	8.250%, 11/01/19 (e)	8,928
453	Nufarm Australia Ltd., 6.375%, 10/15/19 (e)	465

		11,870

	Austria — 0.0% (g)
427	OGX Austria GmbH, 8.375%, 04/01/22 (e)	359
	Sappi Papier Holding GmbH,
700	6.625%, 04/15/21 (e)	661
200	8.375%, 06/15/19 (e)	211

		1,231

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Bahamas — 0.0% (g)
556	Ultrapetrol Bahamas Ltd., 9.000%, 11/24/14	464

	Bermuda — 0.2%
	Aircastle Ltd.,
2,400	6.750%, 04/15/17	2,568
2,765	7.625%, 04/15/20	3,055
700	9.750%, 08/01/18	792
1,650	Catlin Insurance Co., Ltd., VAR, 7.249%, 01/19/17 (e) (x)	1,667
	Seadrill Ltd.,
669	5.625%, 09/15/17 (e)	669
200	6.500%, 10/05/15	209
315	Viking Cruises Ltd., 8.500%, 10/15/22 (e)	325

		9,285

	Canada — 0.8%
5,025	Bombardier, Inc., 7.750%, 03/15/20 (e)	5,873
635	Cascades, Inc., 7.750%, 12/15/17	670
910	Garda World Security Corp., 9.750%, 03/15/17 (e)	961
3,200	Kodiak Oil & Gas Corp., 8.125%, 12/01/19 (e)	3,488
859	Masonite International Corp., 8.250%, 04/15/21 (e)	911
918	MEG Energy Corp., 6.375%, 01/30/23 (e)	982
550	Mood Media Corp., 9.250%, 10/15/20 (e)	557
204	New Gold, Inc., 7.000%, 04/15/20 (e)	216
	Novelis, Inc.,
500	8.375%, 12/15/17	544
1,125	8.750%, 12/15/20	1,240
	Precision Drilling Corp.,
210	6.500%, 12/15/21	222
885	6.625%, 11/15/20	947
	Quebecor Media, Inc.,
2,790	5.750%, 01/15/23 (e)	2,846
4,895	7.750%, 03/15/16	5,021
	Quebecor World Capital Corp.,
50	6.125%, 11/15/13 (d)	1
50	9.750%, 01/15/15 (d)	—	(h)
165	Taseko Mines Ltd., 7.750%, 04/15/19	161
1,375	Telesat Canada/Telesat LLC, 6.000%, 05/15/17 (e)	1,433
3,303	Trinidad Drilling Ltd., 7.875%, 01/15/19 (e)	3,543

		29,616

	Cayman Islands — 0.4%
1,115	MCE Finance Ltd., 10.250%, 05/15/18	1,271

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Cayman Islands — Continued
	Seagate HDD Cayman,
295	6.875%, 05/01/20	308
185	7.000%, 11/01/21	193
1,210	7.750%, 12/15/18	1,313
150	Seagate Technology HDD Holdings, 6.800%, 10/01/16	166
625	Shelf Drilling Holdings Ltd., 8.625%, 11/01/18 (e)	628
7,500	UPCB Finance III Ltd., 6.625%, 07/01/20 (e)	8,025
1,400	UPCB Finance V Ltd., 7.250%, 11/15/21 (e)	1,540
600	UPCB Finance VI Ltd., 6.875%, 01/15/22 (e)	642

		14,086

	Finland — 0.0% (g)
	Nokia OYJ,
524	5.375%, 05/15/19	434
434	6.625%, 05/15/39	337

		771

	France — 0.0% (g)
675	Lafarge S.A., 7.125%, 07/15/36	688
150	Pernod-Ricard S.A., 5.750%, 04/07/21 (e)	182
608	Rexel S.A., 6.125%, 12/15/19 (e)	623

		1,493

	Georgia — 0.3%
8,830	Georgian Railway JSC, 7.750%, 07/11/22 (e)	9,934

	Germany — 0.0% (g)
1,415	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 8.125%, 12/01/17 (e)	1,528

	Ireland — 0.4%
	Ardagh Packaging Finance plc,
1,625	7.375%, 10/15/17 (e)	1,747
8,900	9.125%, 10/15/20 (e)	9,301
252	Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 9.125%, 10/15/20 (e)	262
1,329	Elan Finance plc/Elan Finance Corp., 6.250%, 10/15/19 (e)	1,342
1,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.748%, 02/02/21 (e)	1,100
925	XL Group plc, VAR, 6.500%, 04/15/17 (x)	858

		14,610

	Japan — 0.1%
1,400	eAccess Ltd., 8.250%, 04/01/18 (e)	1,568

	Kazakhstan — 0.4%
13,325	KazMunayGas National Co., 11.750%, 01/23/15	15,990

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Luxembourg — 1.4%
150	APERAM, 7.750%, 04/01/18 (e)	123
3,850	ArcelorMittal, 6.250%, 02/25/22	3,782
225	Calcipar S.A., 6.875%, 05/01/18 (e)	226
	Intelsat Jackson Holdings S.A.,
2,700	6.625%, 12/15/22 (e)	2,680
1,975	7.250%, 04/01/19	2,118
845	7.250%, 10/15/20 (e)	896
7,495	7.250%, 10/15/20	7,963
1,200	7.500%, 04/01/21	1,287
1,150	8.500%, 11/01/19	1,291
	Intelsat Luxembourg S.A.,
7,225	11.250%, 02/04/17	7,586
4,442	PIK, 12.500%, 02/04/17	4,676
2,105	MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co., 10.500%, 04/15/18	2,368
12,500	Russian Agricultural Bank OJSC Via RSHB Capital S.A., Reg. S., 9.000%, 06/11/14	13,844
	Wind Acquisition Finance S.A.,
292	7.250%, 02/15/18 (e)	283
4,300	7.250%, 02/15/18 (e)	4,192
1,330	11.750%, 07/15/17 (e)	1,297

		54,612

	Mexico — 0.1%
	Cemex S.A.B. de C.V.,
2,500	9.000%, 01/11/18 (e)	2,594
2,000	VAR, 5.362%, 09/30/15 (e)	1,940
	Kansas City Southern de Mexico S.A. de C.V.,
200	6.125%, 06/15/21	224
298	6.625%, 12/15/20	335
350	8.000%, 02/01/18	388

		5,481

	Netherlands — 0.4%
1,200	Bluewater Holding B.V., VAR, 3.330%, 07/17/14 (e)	1,113
	LyondellBasell Industries N.V.,
1,160	5.000%, 04/15/19	1,256
560	5.750%, 04/15/24	648
2,225	6.000%, 11/15/21	2,573
5,800	NXP B.V./NXP Funding LLC, 9.750%, 08/01/18 (e)	6,772
200	OSX 3 Leasing B.V., 9.250%, 03/20/15 (e)	208
115	Royal Bank of Scotland N.V., VAR, 1.108%, 03/09/15	107
2,860	Sensata Technologies B.V., 6.500%, 05/15/19 (e)	3,017

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	15

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Netherlands — Continued
	VimpelCom Holdings B.V.,
200	6.255%, 03/01/17 (e)	209
500	7.504%, 03/01/22 (e)	540
200	VAR, 4.362%, 06/29/14 (e)	201

		16,644

	Norway — 0.0% (g)
775	Petroleum Geo-Services ASA, 7.375%, 12/15/18 (e)	823

	Spain — 0.0% (g)
	Cemex Espana Luxembourg,
750	9.250%, 05/12/20 (e)	780
600	9.875%, 04/30/19 (e)	646

		1,426

	United Arab Emirates — 0.3%
	Dubai Electricity & Water Authority,
3,910	8.500%, 04/22/15 (e)	4,418
5,840	8.500%, 04/22/15 (e)	6,598

		11,016

	United Kingdom — 0.5%
	Barclays Bank plc,
320	6.050%, 12/04/17 (e)	350
320	10.179%, 06/12/21 (e)	424
3,585	CEVA Group plc, 8.375%, 12/01/17 (e)	3,450
1,750	Hanson Ltd., 6.125%, 08/15/16	1,910
	Ineos Finance plc,
725	7.500%, 05/01/20 (e)	734
3,400	8.375%, 02/15/19 (e)	3,570
4,950	9.000%, 05/15/15 (e)	5,247
2,032	Royal Bank of Scotland plc (The), VAR, 9.500%, 03/16/22	2,329
	Virgin Media Finance plc,
711	4.875%, 02/15/22	718
850	8.375%, 10/15/19	978

		19,710

	United States — 32.9%
410	99 Cents Only Stores, 11.000%, 12/15/19 (e)	465
	Accellent, Inc.,
3,550	8.375%, 02/01/17	3,630
750	10.000%, 11/01/17	574
1,483	Access Midstream Partners LP/ACMP Finance Corp., 6.125%, 07/15/22	1,568
1,200	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	1,131

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
1,029	ACL I Corp., PIK, 10.625%, 02/15/16	1,032
290	Actuant Corp., 5.625%, 06/15/22	299
	Advanced Micro Devices, Inc.,
482	7.750%, 08/01/20	399
531	8.125%, 12/15/17	483
	AES Corp. (The),
275	7.375%, 07/01/21	307
3,475	8.000%, 10/15/17	3,975
750	9.750%, 04/15/16	897
453	AES Eastern Energy LP, 9.000%, 01/02/17 (d) (i)	18
	AK Steel Corp.,
448	7.625%, 05/15/20	387
228	8.375%, 04/01/22	193
4,750	Alcatel-Lucent USA, Inc., 6.450%, 03/15/29	3,004
400	Allbritton Communications Co., 8.000%, 05/15/18	434
660	Alliance One International, Inc., 10.000%, 07/15/16	681
	Ally Financial, Inc.,
7,971	4.625%, 06/26/15	8,281
7,947	5.500%, 02/15/17	8,409
2,500	6.250%, 12/01/17	2,746
1,400	7.500%, 09/15/20	1,650
1,500	8.000%, 03/15/20	1,789
4,225	8.000%, 11/01/31	5,028
	Alpha Natural Resources, Inc.,
1,138	6.000%, 06/01/19	999
651	6.250%, 06/01/21	566
200	9.750%, 04/15/18	202
312	Alphabet Holding Co., Inc., PIK, 8.500%, 11/01/17 (e)	315
	Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
489	9.625%, 10/15/18 (e)	494
600	9.625%, 10/15/18 (e)	606
	AMC Entertainment, Inc.,
2,350	8.750%, 06/01/19	2,597
1,850	9.750%, 12/01/20	2,076
40	American Achievement Corp., 10.875%, 04/15/16 (e)	34
3,450	American Axle & Manufacturing, Inc., 7.750%, 11/15/19	3,730
610	American Casino & Entertainment Properties LLC/ACEP Finance Corp., 11.000%, 06/15/14	632

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
	American International Group, Inc.,
3,450	6.250%, 03/15/37	3,562
4,287	VAR, 8.175%, 05/15/58	5,348
225	American Standard Americas, 10.750%, 01/15/16 (e)	210
1,000	American Stores Co., 7.100%, 03/20/28	819
	AmeriGas Finance LLC/AmeriGas Finance Corp.,
350	6.750%, 05/20/20	376
450	7.000%, 05/20/22	489
	AmeriGas Partners LP/AmeriGas Finance Corp.,
1,285	6.250%, 08/20/19	1,349
84	6.500%, 05/20/21	89
	Ameristar Casinos, Inc.,
775	7.500%, 04/15/21 (e)	829
	Amkor Technology, Inc.,
350	6.375%, 10/01/22 (e)	325
450	6.625%, 06/01/21	428
3,333	7.375%, 05/01/18	3,358
685	AmSouth Bancorp, 6.750%, 11/01/25	699
250	Amsted Industries, Inc., 8.125%, 03/15/18 (e)	269
465	Anixter, Inc., 5.625%, 05/01/19	489
1,052	Appleton Papers, Inc., 10.500%, 06/15/15 (e)	1,115
	Arch Coal, Inc.,
400	7.000%, 06/15/19	355
2,950	7.250%, 06/15/21	2,604
2,175	8.750%, 08/01/16	2,202
1,750	Armored Autogroup, Inc., 9.250%, 11/01/18	1,505
282	Ashtead Capital, Inc., 6.500%, 07/15/22 (e)	298
2,500	Atkore International, Inc., 9.875%, 01/01/18	2,500
688	Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 6.625%, 10/01/20 (e)	712
391	Audatex North America, Inc., 6.750%, 06/15/18 (e)	419
275	AutoNation, Inc., 5.500%, 02/01/20	291
	Avaya, Inc.,
4,450	7.000%, 04/01/19 (e)	4,061
1,370	9.750%, 11/01/15	1,219
1,250	PIK, 10.875%, 11/01/15	1,109
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
4,120	8.250%, 01/15/19	4,496
3,424	9.625%, 03/15/18	3,813
250	9.750%, 03/15/20	285
	Ball Corp.,
675	5.000%, 03/15/22	712

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
270	5.750%, 05/15/21	290
	Bank of America Corp.,
440	5.625%, 07/01/20	513
955	5.875%, 01/05/21	1,120
580	6.500%, 08/01/16	675
8,912	VAR, 8.000%, 01/30/18 (x)	9,925
9,975	VAR, 8.125%, 05/15/18 (x)	11,289
1,425	BankAmerica Institutional Capital B, 7.700%, 12/31/26 (e)	1,452
	BE Aerospace, Inc.,
1,309	5.250%, 04/01/22	1,364
180	6.875%, 10/01/20	200
2,280	Belden, Inc., 5.500%, 09/01/22 (e)	2,320
	Berry Plastics Corp.,
1,170	9.500%, 05/15/18	1,272
200	9.750%, 01/15/21	227
	Bill Barrett Corp.,
200	7.000%, 10/15/22	205
1,467	7.625%, 10/01/19	1,555
595	9.875%, 07/15/16	652
	Biomet, Inc.,
7,015	6.500%, 08/01/20 (e)	7,243
700	6.500%, 10/01/20 (e)	681
287	Boise Cascade LLC/Boise Cascade Finance Corp., 6.375%, 11/01/20 (e)	291
625	Boise Paper Holdings LLC/Boise Co-Issuer Co., 8.000%, 04/01/20	684
619	Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp., 8.375%, 02/15/18 (e)	633
	BreitBurn Energy Partners LP/BreitBurn Finance Corp.,
400	7.875%, 04/15/22 (e)	414
3,750	8.625%, 10/15/20	4,059
750	Briggs & Stratton Corp., 6.875%, 12/15/20	829
1,905	Brightstar Corp., 9.500%, 12/01/16 (e)	2,038
	Building Materials Corp. of America,
800	6.750%, 05/01/21 (e)	872
500	6.875%, 08/15/18 (e)	536
5,927	Bumble Bee Acquisition Corp., 9.000%, 12/15/17 (e)	6,238
600	Burger King Corp., 9.875%, 10/15/18	695
	Cablevision Systems Corp.,
625	5.875%, 09/15/22	620
440	7.750%, 04/15/18	489
1,550	8.000%, 04/15/20	1,740
3,000	8.625%, 09/15/17	3,503

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	17

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
	Caesars Entertainment Operating Co., Inc.,
2,985	8.500%, 02/15/20 (e)	2,933
8,200	11.250%, 06/01/17	8,876
3,800	Caesars Operating Escrow LLC/Caesars Escrow Corp., 9.000%, 02/15/20 (e)	3,781
75	Calpine Construction Finance Co. LP/CCFC Finance Corp., 8.000%, 06/01/16 (e)	80
	Calpine Corp.,
3,762	7.250%, 10/15/17 (e)	3,988
1,315	7.500%, 02/15/21 (e)	1,430
2,750	7.875%, 07/31/20 (e)	3,011
5,185	7.875%, 01/15/23 (e)	5,729
	Calumet Specialty Products Partners LP/Calumet Finance Corp.,
265	9.375%, 05/01/19	285
562	9.625%, 08/01/20 (e)	611
307	Capella Healthcare, Inc., 9.250%, 07/01/17	325
3,450	Capital One Capital IV, VAR, 6.745%, 02/17/37	3,486
4,135	Capmark Financial Group, Inc., 0.000%, 05/10/10 (d)	72
1,600	Case New Holland, Inc., 7.875%, 12/01/17	1,880
775	Casella Waste Systems, Inc., 7.750%, 02/15/19 (e)	760
	Catalent Pharma Solutions, Inc.,
881	7.875%, 10/15/18 (e)	890
332	VAR, 9.500%, 04/15/15	341
770	CBRE Services, Inc., 6.625%, 10/15/20	835
	CCO Holdings LLC/CCO Holdings Capital Corp.,
600	5.250%, 09/30/22	603
1,304	6.500%, 04/30/21	1,385
599	6.625%, 01/31/22	650
474	7.000%, 01/15/19	510
3,285	7.375%, 06/01/20	3,679
6,525	7.875%, 04/30/18	7,047
1,672	8.125%, 04/30/20	1,881
418	CDR DB Sub, Inc., 7.750%, 10/15/20 (e)	412
6,118	CDW LLC/CDW Finance Corp., 8.500%, 04/01/19	6,531
450	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 9.125%, 08/01/18	509
175	Celanese US Holdings LLC, 6.625%, 10/15/18	191
	Cemex Finance LLC,
1,150	9.375%, 10/12/22 (e)	1,202
1,800	9.500%, 12/14/16 (e)	1,910

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
5,450	Central Garden & Pet Co., 8.250%, 03/01/18	5,750
375	Century Aluminum Co., 8.000%, 05/15/14	380
4,475	CenturyLink, Inc., 5.800%, 03/15/22	4,710
1,824	Cenveo Corp., 8.875%, 02/01/18	1,646
490	Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp., 6.375%, 09/15/20 (e)	496
4,058	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 (e)	4,342
830	Ceridian Corp., 8.875%, 07/15/19 (e)	880
1,217	Chemtura Corp., 7.875%, 09/01/18	1,275
	Chesapeake Energy Corp.,
475	6.125%, 02/15/21	481
4,300	6.625%, 08/15/20	4,515
900	6.775%, 03/15/19	902
65	6.875%, 08/15/18	68
600	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19 (e)	572
	Chrysler Group LLC/CG Co-Issuer, Inc.,
514	8.000%, 06/15/19	547
10,314	8.250%, 06/15/21	11,023
	CHS/Community Health Systems, Inc.,
2,080	5.125%, 08/15/18	2,158
900	7.125%, 07/15/20	952
1,235	8.000%, 11/15/19	1,332
142	Chukchansi Economic Development Authority, 9.750%, 05/30/20 (e) (i)	86
2,065	Cimarex Energy Co., 5.875%, 05/01/22	2,204
	Cincinnati Bell, Inc.,
215	8.250%, 10/15/17	230
4,200	8.375%, 10/15/20	4,515
650	8.750%, 03/15/18	657
	Cinemark USA, Inc.,
1,005	7.375%, 06/15/21	1,108
500	8.625%, 06/15/19	554
	CIT Group, Inc.,
6,229	4.250%, 08/15/17	6,390
2,161	5.000%, 05/15/17	2,277
1,383	5.000%, 08/15/22	1,433
3,500	5.250%, 03/15/18	3,719
1,727	5.375%, 05/15/20	1,844
1,830	6.625%, 04/01/18 (e)	2,040
175	Citgo Petroleum Corp., 11.500%, 07/01/17 (e)	202
15,694	Citigroup, Inc., VAR, 5.950%, 01/30/23 (x)	16,175

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
	CityCenter Holdings LLC/CityCenter Finance Corp.,
3,690	7.625%, 01/15/16	3,939
1,466	PIK, 11.500%, 01/15/17	1,551
1,315	CKE Restaurants, Inc., 11.375%, 07/15/18	1,514
	Claire’s Stores, Inc.,
3,000	8.875%, 03/15/19	2,719
9,192	9.000%, 03/15/19 (e)	9,594
524	Clean Harbors, Inc., 5.250%, 08/01/20 (e)	537
	Clear Channel Communications, Inc.,
792	9.000%, 12/15/19 (e)	713
505	9.000%, 03/01/21	440
	Clear Channel Worldwide Holdings, Inc.,
115	7.625%, 03/15/20	109
2,375	7.625%, 03/15/20	2,262
12,650	9.250%, 12/15/17	13,567
	Clearwire Communications LLC/Clearwire Finance, Inc.,
83	12.000%, 12/01/15 (e)	88
2,173	12.000%, 12/01/15 (e)	2,314
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
400	8.250%, 12/15/17	433
147	8.500%, 12/15/19	162
1,075	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	1,107
800	CNH Capital LLC, 3.875%, 11/01/15 (e)	820
730	CNL Lifestyle Properties, Inc., 7.250%, 04/15/19	692
380	Columbus McKinnon Corp., 7.875%, 02/01/19	408
1,095	Commercial Barge Line Co., 12.500%, 07/15/17	1,215
600	Commercial Metals Co., 7.350%, 08/15/18	645
66	Commercial Vehicle Group, Inc., 7.875%, 04/15/19	65
3,141	CommScope, Inc., 8.250%, 01/15/19 (e)	3,384
350	Community Choice Financial, Inc., 10.750%, 05/01/19	340
	Comstock Resources, Inc.,
516	7.750%, 04/01/19	524
750	8.375%, 10/15/17	786
1,017	9.500%, 06/15/20	1,088
	Concho Resources, Inc.,
405	5.500%, 04/01/23	424
1,140	6.500%, 01/15/22	1,251
731	7.000%, 01/15/21	812

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	CONSOL Energy, Inc.,
620	8.000%, 04/01/17	655
1,245	8.250%, 04/01/20	1,320
44	Constar International, Inc., 11.000%, 12/31/17 (i)	44
	Constellation Brands, Inc.,
210	6.000%, 05/01/22	238
1,000	7.250%, 09/01/16	1,155
2,000	7.250%, 05/15/17	2,355
2,377	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	2,454
92	Continental Airlines 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19	98
1,553	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	1,693
	Continental Resources, Inc.,
900	5.000%, 09/15/22	947
300	5.000%, 09/15/22 (e)	317
175	7.125%, 04/01/21	197
475	7.375%, 10/01/20	534
750	Corrections Corp. of America, 7.750%, 06/01/17	802
577	Covanta Holding Corp., 6.375%, 10/01/22	628
	Cricket Communications, Inc.,
15	7.750%, 05/15/16	16
3,779	7.750%, 10/15/20	3,897
	Crosstex Energy LP/Crosstex Energy Finance Corp.,
701	7.125%, 06/01/22 (e)	704
1,875	8.875%, 02/15/18	2,011
712	Crown Castle International Corp., 5.250%, 01/15/23 (e)	737
	CSC Holdings LLC,
100	6.750%, 11/15/21 (e)	111
342	7.625%, 07/15/18	396
400	8.625%, 02/15/19	474
1,103	CVR Refining LLC/Coffeyville Finance, Inc., 6.500%, 11/01/22 (e)	1,081
150	D.R. Horton, Inc., 5.625%, 01/15/16	163
	Dana Holding Corp.,
800	6.500%, 02/15/19	835
559	6.750%, 02/15/21	591
	DaVita, Inc.,
704	6.375%, 11/01/18	752
3,410	6.625%, 11/01/20	3,640
465	DDR Corp., 7.875%, 09/01/20	605

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	19

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
	Dean Foods Co.,
450	7.000%, 06/01/16	484
150	9.750%, 12/15/18	169
7,130	Del Monte Corp., 7.625%, 02/15/19	7,326
96	Delta Air Lines 2007-1 Class B Pass-Through Trust, 8.021%, 08/10/22	105
308	Delta Air Lines 2007-1 Class C Pass-Through Trust, 8.954%, 08/10/14	314
53	Delta Air Lines 2009-1 Series B Pass-Through Trust, 9.750%, 12/17/16	59
480	Delta Air Lines 2012-1 Class A Pass-Through Trust, 4.750%, 05/07/20	508
600	Delta Air Lines 2012-1 Class B Pass-Through Trust, 6.875%, 05/07/19 (e)	623
2,080	Deluxe Corp., 7.000%, 03/15/19	2,194
	Denbury Resources, Inc.,
2,800	8.250%, 02/15/20	3,171
500	9.750%, 03/01/16	534
600	DineEquity, Inc., 9.500%, 10/30/18	676
	DISH DBS Corp.,
300	4.625%, 07/15/17	309
542	5.875%, 07/15/22	569
4,763	6.750%, 06/01/21	5,305
5,000	7.125%, 02/01/16	5,588
215	7.750%, 05/31/15	242
11,965	7.875%, 09/01/19	14,029
	DJO Finance LLC/DJO Finance Corp.,
2,550	7.750%, 04/15/18	2,359
2,705	8.750%, 03/15/18 (e)	2,887
675	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	729
221	DR Horton, Inc., 4.375%, 09/15/22	222
682	DuPont Fabros Technology LP, 8.500%, 12/15/17	750
200	Dycom Investments, Inc., 7.125%, 01/15/21	214
	Dynegy Holdings LLC,
100	7.125%, 05/15/18 (d)	—	(h)
2,000	7.750%, 06/01/19 (d)	10
600	Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, 7.670%, 11/08/16 (d)	27
3,200	Easton-Bell Sports, Inc., 9.750%, 12/01/16	3,448
	Edison Mission Energy,
54	7.000%, 05/15/17	26
1,546	7.200%, 05/15/19	758
2,500	El Paso LLC, 7.250%, 06/01/18	2,887

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
25	El Paso Pipeline Partners Operating Co. LLC, 6.500%, 04/01/20	31
705	Emergency Medical Services Corp., 8.125%, 06/01/19	747
	Endo Health Solutions, Inc.,
225	7.000%, 07/15/19	243
967	7.250%, 01/15/22	1,044
	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.,
6,000	10.000%, 12/01/20	6,555
694	11.750%, 03/01/22 (e)	678
	Energy XXI Gulf Coast, Inc.,
560	7.750%, 06/15/19	608
700	9.250%, 12/15/17	789
	EP Energy LLC/EP Energy Finance, Inc.,
2,352	6.875%, 05/01/19 (e)	2,540
5,385	9.375%, 05/01/20 (e)	5,951
861	EP Energy LLC/Everest Acquisition Finance, Inc., 7.750%, 09/01/22 (e)	891
2,950	Epicor Software Corp., 8.625%, 05/01/19	3,097
	Equinix, Inc.,
615	7.000%, 07/15/21	683
35	8.125%, 03/01/18	38
20	Eurofresh, Inc., 15.000%, 11/18/16 (i) †	—
2,725	EV Energy Partners LP/EV Energy Finance Corp., 8.000%, 04/15/19	2,868
1,690	Felcor Lodging LP, 6.750%, 06/01/19	1,804
	Ferrellgas LP/Ferrellgas Finance Corp.,
950	6.500%, 05/01/21	917
600	9.125%, 10/01/17	642
630	FGI Operating Co. LLC/FGI Finance, Inc., 7.875%, 05/01/20 (e)	684
	Fidelity National Information Services, Inc.,
985	5.000%, 03/15/22	1,005
785	7.625%, 07/15/17	856
900	7.875%, 07/15/20	1,006
	First Data Corp.,
3,800	6.750%, 11/01/20 (e)	3,800
500	7.375%, 06/15/19 (e)	518
1,631	8.250%, 01/15/21 (e)	1,631
8,735	8.875%, 08/15/20 (e)	9,521
1,004	9.875%, 09/24/15	1,025
6,002	12.625%, 01/15/21	6,197
10,098	PIK, 10.000%, 01/15/22 (e)	10,199
275	First Industrial LP, 6.420%, 06/01/14	289
53	Ford Holdings LLC, 9.300%, 03/01/30	74

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
	Ford Motor Co.,
2,291	7.450%, 07/16/31	2,898
125	7.750%, 06/15/43	144
100	8.900%, 01/15/32	133
50	9.980%, 02/15/47	69
	Ford Motor Credit Co. LLC,
5,500	5.000%, 05/15/18	6,067
6,850	6.625%, 08/15/17	8,008
1,000	Forest City Enterprises, Inc., 6.500%, 02/01/17	970
	Forest Oil Corp.,
4,295	7.250%, 06/15/19	4,359
781	7.500%, 09/15/20 (e)	799
	Freescale Semiconductor, Inc.,
660	8.050%, 02/01/20	617
5,051	9.250%, 04/15/18 (e)	5,405
2,154	10.125%, 03/15/18 (e)	2,326
	Fresenius Medical Care U.S. Finance II, Inc.,
2,978	5.625%, 07/31/19 (e)	3,134
1,220	5.875%, 01/31/22 (e)	1,298
725	Fresenius Medical Care U.S. Finance, Inc., 5.750%, 02/15/21 (e)	767
	Frontier Communications Corp.,
20	7.125%, 03/15/19	21
839	7.125%, 01/15/23	894
3,250	8.500%, 04/15/20	3,754
275	8.750%, 04/15/22	317
1,977	9.250%, 07/01/21	2,338
100	FTI Consulting, Inc., 7.750%, 10/01/16	103
	Gannett Co., Inc.,
300	7.125%, 09/01/18	328
72	10.000%, 04/01/16	86
2,450	GCI, Inc., 8.625%, 11/15/19	2,646
2,473	General Cable Corp., 5.750%, 10/01/22 (e)	2,516
3,400	General Electric Capital Corp., VAR, 6.250%, 12/15/22 (x)	3,706
505	Genesis Energy LP/Genesis Energy Finance Corp., 7.875%, 12/15/18 (e)	535
448	GenOn Energy, Inc., 9.875%, 10/15/20	503
	Geo Group, Inc. (The),
2,000	6.625%, 02/15/21	2,155
1,250	7.750%, 10/15/17	1,358
350	Georgia-Pacific LLC, 5.400%, 11/01/20 (e)	415
1,000	Gibraltar Industries, Inc., 8.000%, 12/01/15	1,017
600	Goodman Networks, Inc., 12.125%, 07/01/18 (e)	658

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	Goodyear Tire & Rubber Co. (The),
3,087	7.000%, 05/15/22	3,238
4,325	8.250%, 08/15/20	4,698
800	8.750%, 08/15/20	899
	Graphic Packaging International, Inc.,
240	7.875%, 10/01/18	265
150	9.500%, 06/15/17	164
500	Graton Economic Development Authority, 9.625%, 09/01/19 (e)	532
820	Gray Television, Inc., 7.500%, 10/01/20 (e)	810
2,425	Great Lakes Dredge & Dock Corp., 7.375%, 02/01/19	2,577
2,500	Griffon Corp., 7.125%, 04/01/18	2,637
300	Grifols, Inc., 8.250%, 02/01/18	333
625	Gymboree Corp., 9.125%, 12/01/18	588
375	H&E Equipment Services, Inc., 7.000%, 09/01/22 (e)	390
	Hanesbrands, Inc.,
1,500	6.375%, 12/15/20	1,637
3,020	8.000%, 12/15/16	3,333
	Harland Clarke Holdings Corp.,
1,390	9.750%, 08/01/18 (e)	1,324
2,050	VAR, 6.000%, 05/15/15	1,527
560	Harron Communications LP/Harron Finance Corp., 9.125%, 04/01/20 (e)	605
650	Hartford Financial Services Group, Inc., VAR, 8.125%, 06/15/38	760
3,750	HCA Holdings, Inc., 7.750%, 05/15/21	4,041
	HCA, Inc.,
715	4.750%, 05/01/23	715
3,250	5.875%, 03/15/22	3,486
740	5.875%, 05/01/23	747
3,355	6.500%, 02/15/20	3,707
50	7.250%, 09/15/20	55
19,772	7.500%, 02/15/22	22,095
1,000	7.875%, 02/15/20	1,118
3,250	8.000%, 10/01/18	3,754
3,638	HD Supply, Inc., 8.125%, 04/15/19 (e)	4,002
	HDTFS, Inc.,
1,217	5.875%, 10/15/20 (e)	1,229
203	6.250%, 10/15/22 (e)	206
	Health Management Associates, Inc.,
3,900	6.125%, 04/15/16	4,251
2,145	7.375%, 01/15/20	2,311
	HealthSouth Corp.,
225	7.250%, 10/01/18	243

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	21

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
3,690	7.750%, 09/15/22	4,041
	Hertz Corp. (The),
3,730	6.750%, 04/15/19	3,959
985	7.375%, 01/15/21	1,060
1,592	7.500%, 10/15/18	1,727
3,300	Hexion US Finance Corp., 6.625%, 04/15/20	3,292
200	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 02/01/18	202
921	Hiland Partners LP/Hiland Partners Finance Corp., 7.250%, 10/01/20 (e)	958
	Hilcorp Energy I LP/Hilcorp Finance Co.,
1,168	7.625%, 04/15/21 (e)	1,273
1,145	8.000%, 02/15/20 (e)	1,254
	Holly Energy Partners LP/Holly Energy Finance Corp.,
500	6.500%, 03/01/20 (e)	525
50	8.250%, 03/15/18	54
665	Hologic, Inc., 6.250%, 08/01/20 (e)	705
	Homer City Funding LLC,
58	8.137%, 10/01/19	63
176	8.734%, 10/01/26	193
	Host Hotels & Resorts LP,
750	4.750%, 03/01/23	795
575	6.000%, 11/01/20	639
1,218	6.750%, 06/01/16	1,251
1,000	9.000%, 05/15/17	1,085
720	Hub International Ltd., 8.125%, 10/15/18 (e)	740
	Hughes Satellite Systems Corp.,
2,000	6.500%, 06/15/19	2,140
180	7.625%, 06/15/21	200
	Huntsman International LLC,
2,690	5.500%, 06/30/16	2,697
1,500	8.625%, 03/15/20	1,691
374	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	344
1,190	iGATE Corp., 9.000%, 05/01/16	1,300
4,242	ILFC E-Capital Trust I, VAR, 4.520%, 12/21/65 (e)	3,012
2,558	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	2,123
600	IMS Health, Inc., 6.000%, 11/01/20 (e)	610
842	Infor U.S., Inc., 9.375%, 04/01/19	930
450	Ingles Markets, Inc., 8.875%, 05/15/17	484
880	Innovation Ventures LLC/Innovation Ventures Finance Corp., 9.500%, 08/15/19 (e)	841

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
946	Intcomex, Inc., 13.250%, 12/15/14	966
3,250	Interactive Data Corp., 10.250%, 08/01/18	3,632
1,250	Interface, Inc., 7.625%, 12/01/18	1,352
	International Lease Finance Corp.,
655	5.875%, 04/01/19	694
665	5.875%, 08/15/22	691
3,420	6.250%, 05/15/19	3,686
1,575	8.250%, 12/15/20	1,857
6,035	8.625%, 09/15/15	6,795
1,540	8.625%, 01/15/22	1,861
10,900	8.750%, 03/15/17	12,727
500	International Wire Group Holdings, Inc., 8.500%, 10/15/17 (e)	505
2,017	inVentiv Health, Inc., 10.000%, 08/15/18 (e)	1,825
	Iron Mountain, Inc.,
920	7.750%, 10/01/19	1,037
1,827	8.375%, 08/15/21	2,019
1,280	Isle of Capri Casinos, Inc., 7.750%, 03/15/19	1,371
652	iStar Financial, Inc., 9.000%, 06/01/17	706
3,200	J. Crew Group, Inc., 8.125%, 03/01/19	3,324
325	J.M. Huber Corp., 9.875%, 11/01/19 (e)	361
240	Jabil Circuit, Inc., 4.700%, 09/15/22	240
250	Jaguar Holding Co. I, PIK, 10.125%, 10/15/17 (e)	254
	Jarden Corp.,
2,640	7.500%, 05/01/17	2,996
1,375	7.500%, 01/15/20	1,506
245	8.000%, 05/01/16	262
1,007	JB Poindexter & Co., Inc., 9.000%, 04/01/22 (e)	1,033
	JBS USA LLC/JBS USA Finance, Inc.,
334	7.250%, 06/01/21 (e)	327
261	8.250%, 02/01/20 (e)	269
2,500	JC Penney Corp., Inc., 5.750%, 02/15/18	2,441
690	JMC Steel Group, Inc., 8.250%, 03/15/18 (e)	700
800	Jo-Ann Stores Holdings, Inc., PIK, 10.500%, 10/15/19 (e)	787
	K. Hovnanian Enterprises, Inc.,
792	7.250%, 10/15/20 (e)	836
233	9.125%, 11/15/20 (e)	242
1,800	Kaiser Aluminum Corp., 8.250%, 06/01/20	1,948
	KB Home,
478	7.500%, 09/15/22	519
200	8.000%, 03/15/20	224
225	9.100%, 09/15/17	259

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
295	Kemet Corp., 10.500%, 05/01/18	294
295	Kennedy-Wilson, Inc., 8.750%, 04/01/19	314
	Key Energy Services, Inc.,
400	6.750%, 03/01/21 (e)	396
1,880	6.750%, 03/01/21	1,871
5,350	Kinetic Concepts, Inc./KCI USA, Inc., 10.500%, 11/01/18 (e)	5,698
461	Lamar Media Corp., 5.000%, 05/01/23 (e)	461
795	Laredo Petroleum, Inc., 7.375%, 05/01/22	867
675	Lear Corp., 8.125%, 03/15/20	750
665	Lender Processing Services, Inc., 5.750%, 04/15/23	703
	Lennar Corp.,
260	4.750%, 12/15/17 (e)	271
565	4.750%, 11/15/22 (e)	559
635	6.950%, 06/01/18	714
555	12.250%, 06/01/17	749
	Level 3 Communications, Inc.,
725	8.875%, 06/01/19 (e)	761
2,500	11.875%, 02/01/19	2,844
	Level 3 Financing, Inc.,
859	7.000%, 06/01/20 (e)	874
7,473	8.125%, 07/01/19	7,978
1,715	8.625%, 07/15/20	1,869
4,493	9.375%, 04/01/19	5,010
2,012	Libbey Glass, Inc., 6.875%, 05/15/20 (e)	2,143
	Liberty Mutual Group, Inc.,
202	6.500%, 05/01/42 (e)	230
3,000	7.800%, 03/15/37 (e)	3,367
2,644	VAR, 10.750%, 06/15/58 (e)	3,940
350	Liberty Tire Recycling, 11.000%, 10/01/16 (e)	346
200	LifePoint Hospitals, Inc., 6.625%, 10/01/20	216
	Linn Energy LLC/Linn Energy Finance Corp.,
3,900	6.250%, 11/01/19 (e)	3,900
150	7.750%, 02/01/21	160
3,200	8.625%, 04/15/20	3,500
765	Live Nation Entertainment, Inc., 7.000%, 09/01/20 (e)	792
150	Logo Merger Sub Corp., 8.375%, 10/15/20 (e)	152
400	Longview Fibre Paper & Packaging, Inc., 8.000%, 06/01/16 (e)	417
300	Louisiana-Pacific Corp., 7.500%, 06/01/20	334
1,475	M/I Homes, Inc., 8.625%, 11/15/18	1,597
2,195	Manitowoc Co., Inc. (The), 8.500%, 11/01/20	2,464

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	Marina District Finance Co., Inc.,
500	9.500%, 10/15/15	506
5,715	9.875%, 08/15/18	5,786
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
1,500	5.500%, 02/15/23	1,575
565	6.250%, 06/15/22	612
500	6.500%, 08/15/21	541
925	6.750%, 11/01/20	1,008
	Masco Corp.,
261	5.950%, 03/15/22	292
56	7.125%, 03/15/20	65
550	McClatchy Co. (The), 11.500%, 02/15/17	591
300	McJunkin Red Man Corp., 9.500%, 12/15/16	324
245	Mead Products LLC/ACCO Brands Corp., 6.750%, 04/30/20 (e)	250
1,100	Media General, Inc., 11.750%, 02/15/17	1,259
215	Mediacom Broadband LLC/Mediacom Broadband Corp., 6.375%, 04/01/23 (e)	217
	Mediacom LLC/Mediacom Capital Corp.,
390	7.250%, 02/15/22	418
1,404	9.125%, 08/15/19	1,555
1,000	MEMC Electronic Materials, Inc., 7.750%, 04/01/19	746
574	Meritage Homes Corp., 7.000%, 04/01/22	620
6,880	MetLife, Inc., 6.400%, 12/15/36	7,479
	MetroPCS Wireless, Inc.,
2,599	6.625%, 11/15/20	2,794
2,805	7.875%, 09/01/18	3,071
	MGM Resorts International,
750	6.750%, 10/01/20 (e)	745
1,200	7.500%, 06/01/16	1,272
7,050	7.625%, 01/15/17	7,420
1,196	7.750%, 03/15/22	1,236
1,460	8.625%, 02/01/19 (e)	1,579
9,280	9.000%, 03/15/20	10,347
3,350	11.375%, 03/01/18	3,936
175	Michael Foods Group, Inc., 9.750%, 07/15/18	195
5,800	Michael’s Stores, Inc., 7.750%, 11/01/18	6,228
527	Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 10.750%, 10/01/20 (e)	559
233	Midwest Generation LLC, 8.560%, 01/02/16	219
150	Mobile Mini, Inc., 7.875%, 12/01/20	162
150	Moog, Inc., 7.250%, 06/15/18	159
	Motors Liquidation Co.,
10	6.750%, 05/01/28 (d) (i)	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	23

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
11	7.750%, 03/15/36 (d) (i)	—	(h)
115	8.375%, 07/15/33 (d) (i)	—	(h)
778	MPT Operating Partnership LP/MPT Finance Corp., 6.375%, 02/15/22	811
2,253	MultiPlan, Inc., 9.875%, 09/01/18 (e)	2,478
285	Murray Energy Corp., 10.250%, 10/15/15 (e)	279
	Mylan, Inc.,
50	7.625%, 07/15/17 (e)	56
5,615	7.875%, 07/15/20 (e)	6,338
270	NAI Entertainment Holdings LLC, 8.250%, 12/15/17 (e)	300
350	National Mentor Holdings, Inc., 12.500%, 02/15/18 (e)	355
	Nationstar Mortgage LLC/Nationstar Capital Corp.,
434	7.875%, 10/01/20 (e)	447
212	9.625%, 05/01/19 (e)	233
209	9.625%, 05/01/19 (e)	231
752	Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875%, 11/01/17	771
708	Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., 9.250%, 04/15/19	671
243	NCR Corp., 5.000%, 07/15/22 (e)	248
50	Neebo, Inc., 15.000%, 06/30/16 (e)	37
	New Albertsons, Inc.,
647	7.450%, 08/01/29	387
413	8.000%, 05/01/31	243
190	8.700%, 05/01/30	115
	Newfield Exploration Co.,
429	5.625%, 07/01/24	458
425	5.750%, 01/30/22	459
975	6.875%, 02/01/20	1,055
250	7.125%, 05/15/18	263
4,600	NewPage Corp., 11.375%, 12/31/14 (d)	2,197
420	Nexstar Broadcasting, Inc., 6.875%, 11/15/20 (e)	421
2,906	Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875%, 04/15/17	3,168
3,012	Nextel Communications, Inc., 7.375%, 08/01/15	3,016
	NFR Energy LLC/NFR Energy Finance Corp.,
320	9.750%, 02/15/17 (e)	292
315	NGPL PipeCo LLC, 9.625%, 06/01/19 (e)	362
905	Nielsen Finance LLC/Nielsen Finance Co., 4.500%, 10/01/20 (e)	900

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	NII Capital Corp.,
2,717	7.625%, 04/01/21	2,146
765	8.875%, 12/15/19	643
10	10.000%, 08/15/16	10
1,955	Noranda Aluminum Acquisition Corp., PIK, 4.730%, 05/15/15	1,848
1,797	Nortek, Inc., 8.500%, 04/15/21	1,932
1,710	Northwest Airlines 2007-1 Class A Pass-Through Trust, 7.027%, 11/01/19	1,890
	NRG Energy, Inc.,
1,516	6.625%, 03/15/23 (e)	1,562
5,100	7.625%, 01/15/18	5,572
375	7.625%, 05/15/19	399
2,236	7.875%, 05/15/21	2,448
1,000	8.250%, 09/01/20	1,103
829	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	846
400	Ocean Rig UDW, Inc., 9.500%, 04/27/16 (e)	410
2,045	Oil States International, Inc., 6.500%, 06/01/19	2,173
1,325	Olin Corp., 5.500%, 08/15/22	1,368
2,000	Omnicare, Inc., 7.750%, 06/01/20	2,200
905	Omnova Solutions, Inc., 7.875%, 11/01/18	916
120	OnCure Holdings, Inc., 11.750%, 05/15/17	72
610	Oppenheimer Holdings, Inc., 8.750%, 04/15/18	628
	PAETEC Holding Corp.,
975	8.875%, 06/30/17	1,051
3,250	9.875%, 12/01/18	3,713
799	PBF Holding Co. LLC/PBF Finance Corp., 8.250%, 02/15/20 (e)	839
2,521	PC Merger Sub, Inc., 8.875%, 08/01/20 (e)	2,679
	Peabody Energy Corp.,
410	6.000%, 11/15/18	425
5,155	6.250%, 11/15/21	5,323
1,165	Peninsula Gaming LLC/Peninsula Gaming Corp., 10.750%, 08/15/17	1,312
557	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 8.375%, 06/01/20 (e)	585
370	Penske Automotive Group, Inc., 5.750%, 10/01/22 (e)	377
	Petrohawk Energy Corp.,
750	7.250%, 08/15/18	855
200	7.875%, 06/01/15	209
750	10.500%, 08/01/14	808

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
325	PHI, Inc., 8.625%, 10/15/18	343
225	Physio-Control International, Inc., 9.875%, 01/15/19 (e)	246
430	Pilgrim’s Pride Corp., 7.875%, 12/15/18	424
585	Pinnacle Entertainment, Inc., 8.750%, 05/15/20	639
1,110	Pioneer Energy Services Corp., 9.875%, 03/15/18	1,202
	Pioneer Natural Resources Co.,
425	6.875%, 05/01/18	523
231	7.500%, 01/15/20	296
	Plains Exploration & Production Co.,
1,088	6.500%, 11/15/20	1,088
184	6.750%, 02/01/22	185
1,088	6.875%, 02/15/23	1,087
150	Plastipak Holdings, Inc., 8.500%, 12/15/15 (e)	153
3,593	PNC Financial Services Group, Inc., VAR, 6.750%, 08/01/21 (x)	4,143
3,127	Polymer Group, Inc., 7.750%, 02/01/19	3,346
1,439	PolyOne Corp., 7.375%, 09/15/20	1,551
1,350	Post Holdings, Inc., 7.375%, 02/15/22 (e)	1,433
136	Prestige Brands, Inc., 8.125%, 02/01/20	153
3,450	Prudential Financial, Inc., VAR, 5.875%, 09/15/42	3,631
	QEP Resources, Inc.,
494	5.250%, 05/01/23	515
625	5.375%, 10/01/22	656
1,871	6.875%, 03/01/21	2,133
2,281	Quiksilver, Inc., 6.875%, 04/15/15	2,187
	QVC, Inc.,
200	5.125%, 07/02/22 (e)	209
1,005	7.375%, 10/15/20 (e)	1,114
	R.R. Donnelley & Sons Co.,
225	7.250%, 05/15/18	224
965	7.625%, 06/15/20	950
320	8.250%, 03/15/19	330
3,220	Radiation Therapy Services, Inc., 8.875%, 01/15/17	3,095
315	Radio Systems Corp., 8.375%, 11/01/19 (e)	321
750	Rain CII Carbon LLC/CII Carbon Corp., 8.000%, 12/01/18 (e)	765
	Range Resources Corp.,
569	5.000%, 08/15/22	595
10	6.750%, 08/01/20	11
200	7.250%, 05/01/18	211

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
3,350	RBS Global, Inc./Rexnord LLC, 8.500%, 05/01/18	3,677
	Real Mex Restaurants, Inc.,
137	11.000%, 03/15/14 (i)	137
225	12.000%, 03/15/14 (i)	224
4,015	Realogy Corp., 7.625%, 01/15/20 (e)	4,507
1,025	Regal Cinemas Corp., 8.625%, 07/15/19	1,128
450	Regal Entertainment Group, 9.125%, 08/15/18	500
	Regency Energy Partners LP/Regency Energy Finance Corp.,
2,245	5.500%, 04/15/23	2,335
1,145	6.500%, 07/15/21	1,242
855	Regions Bank, 7.500%, 05/15/18	1,030
2,654	Resolute Forest Products, 10.250%, 10/15/18	3,026
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
3,460	5.750%, 10/15/20 (e)	3,495
400	6.875%, 02/15/21	425
2,100	7.125%, 04/15/19	2,236
3,200	7.875%, 08/15/19	3,472
2,750	8.500%, 05/15/18	2,736
9,525	9.000%, 04/15/19	9,644
7,447	9.875%, 08/15/19	7,801
	Rite Aid Corp.,
2,581	7.500%, 03/01/17	2,652
600	9.250%, 03/15/20	613
4,750	9.500%, 06/15/17	4,881
2,400	9.750%, 06/12/16	2,616
1,250	10.250%, 10/15/19	1,428
310	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 9.500%, 06/15/19 (e)	335
685	Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10.000%, 06/01/20 (e)	754
515	Ruby Tuesday, Inc., 7.625%, 05/15/20 (e)	489
775	Ryerson, Inc./Joseph T. Ryerson & Son, Inc., 9.000%, 10/15/17 (e)	791
5,005	Sabre, Inc., 8.500%, 05/15/19 (e)	5,193
1,500	Sally Holdings LLC/Sally Capital, Inc., 6.875%, 11/15/19	1,663
2,505	Samson Investment Co., 9.750%, 02/15/20 (e)	2,643
4,000	SandRidge Energy, Inc., 7.500%, 03/15/21 (e)	4,160
91	SBA Telecommunications, Inc., 5.750%, 07/15/20 (e)	95

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	25

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
3,150	Scotts Miracle-Gro Co. (The), 7.250%, 01/15/18	3,398
	Sealed Air Corp.,
3,000	8.125%, 09/15/19 (e)	3,277
185	8.375%, 09/15/21 (e)	204
6,750	Sealy Mattress Co., 8.250%, 06/15/14	6,801
500	Sears Holdings Corp., 6.625%, 10/15/18	468
1,600	Seminole Hard Rock Entertainment, Inc., VAR, 2.889%, 03/15/14 (e)	1,588
1,300	Seneca Gaming Corp., 8.250%, 12/01/18 (e)	1,370
273	Serta Simmons Holdings LLC, 8.125%, 10/01/20 (e)	275
	Service Corp. International,
680	6.750%, 04/01/16	756
2,842	7.000%, 05/15/19	3,112
2,000	7.500%, 04/01/27	2,130
250	7.625%, 10/01/18	296
750	8.000%, 11/15/21	921
220	Severstal Columbus LLC, 10.250%, 02/15/18	227
408	Shearer’s Escrow Corp., 9.000%, 11/01/19 (e)	419
270	Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15 (e)	225
443	Sidewinder Drilling, Inc., 9.750%, 11/15/19 (e)	445
600	Simmons Foods, Inc., 10.500%, 11/01/17 (e)	512
	Sinclair Television Group, Inc.,
1,310	6.125%, 10/01/22 (e)	1,352
835	8.375%, 10/15/18	931
250	9.250%, 11/01/17 (e)	277
	Sitel LLC/Sitel Finance Corp.,
666	11.000%, 08/01/17 (e)	670
805	11.500%, 04/01/18	576
440	Sky Growth Acquisition Corp., 7.375%, 10/15/20 (e)	438
	SM Energy Co.,
825	6.500%, 11/15/21	868
400	6.500%, 01/01/23	418
2,093	6.625%, 02/15/19	2,193
	Smithfield Foods, Inc.,
375	6.625%, 08/15/22	393
500	7.750%, 07/01/17	565
	Spectrum Brands, Inc.,
818	6.750%, 03/15/20 (e)	835
4,945	9.500%, 06/15/18	5,551

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
585	Speedway Motorsports, Inc., 6.750%, 02/01/19	622
172	SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875%, 08/01/20 (e)	183
	Sprint Capital Corp.,
1,800	6.900%, 05/01/19	1,958
14,701	8.750%, 03/15/32	17,347
	Sprint Nextel Corp.,
1,115	6.000%, 12/01/16	1,198
4,335	7.000%, 08/15/20	4,758
350	8.375%, 08/15/17	406
14,845	9.000%, 11/15/18 (e)	18,333
1,211	9.125%, 03/01/17	1,423
305	11.500%, 11/15/21	406
820	SquareTwo Financial Corp., 11.625%, 04/01/17	740
	Standard Pacific Corp.,
1,075	8.375%, 05/15/18	1,252
760	8.375%, 01/15/21	882
850	10.750%, 09/15/16	1,054
	Steel Dynamics, Inc.,
330	6.125%, 08/15/19 (e)	345
330	6.375%, 08/15/22 (e)	345
850	7.625%, 03/15/20	932
95	Stewart Enterprises, Inc., 6.500%, 04/15/19	102
662	Stone Energy Corp., 7.500%, 11/15/22	654
150	Stream Global Services, Inc., 11.250%, 10/01/14	159
155	Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 08/01/21 (e)	166
460	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 8.625%, 04/15/16 (e)	493
	SunGard Data Systems, Inc.,
500	6.625%, 11/01/19 (e)	504
2,750	7.375%, 11/15/18	2,960
1,001	7.625%, 11/15/20	1,087
6,500	10.250%, 08/15/15	6,650
	SUPERVALU, Inc.,
375	7.500%, 11/15/14	361
8,285	8.000%, 05/01/16	7,892
	Swift Energy Co.,
450	7.125%, 06/01/17	463
1,176	7.875%, 03/01/22 (e)	1,223
929	8.875%, 01/15/20	1,003

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
850	5.250%, 05/01/23 (e)	858
290	6.375%, 08/01/22 (e)	310
655	6.875%, 02/01/21	711
116	7.875%, 10/15/18	127
530	8.250%, 07/01/16	551
740	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 7.750%, 04/15/20 (e)	788
NOK 4,500	Teekay LNG Partners LP, VAR, 7.470%, 05/03/17	801
	Tenet Healthcare Corp.,
1,300	4.750%, 06/01/20 (e)	1,289
860	6.250%, 11/01/18	931
6,588	8.000%, 08/01/20	6,934
3,013	9.250%, 02/01/15	3,397
	Terex Corp.,
1,800	6.500%, 04/01/20	1,890
1,600	8.000%, 11/15/17	1,670
	Tesoro Corp.,
173	4.250%, 10/01/17	179
275	5.375%, 10/01/22	287
1,068	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875%, 10/01/20 (e)	1,105
38	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 10.250%, 11/01/15	7
1,200	Thermadyne Holdings Corp., 9.000%, 12/15/17	1,266
130	Toll Brothers Finance Corp., 6.750%, 11/01/19	155
351	Tomkins LLC/Tomkins, Inc., 9.000%, 10/01/18	393
60	Tops Holding Corp./Tops Markets LLC, 10.125%, 10/15/15	63
1,300	Toys R Us, Inc., 7.375%, 09/01/16 (e)	1,328
300	TRAC Intermodal LLC/TRAC Intermodal Corp., 11.000%, 08/15/19 (e)	304
480	TransDigm Group, Inc., 5.500%, 10/15/20 (e)	486
500	TransDigm, Inc., 7.750%, 12/15/18	551
548	TransUnion Holding Co., Inc., PIK, 1.000%, 06/15/18 (e)	551
	Triumph Group, Inc.,
150	8.000%, 11/15/17	165
35	8.625%, 07/15/18	39
1,065	Tronox Finance LLC, 6.375%, 08/15/20 (e)	1,062
1,615	Tutor Perini Corp., 7.625%, 11/01/18	1,651

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
204	tw telecom holdings, inc., 5.375%, 10/01/22 (e)	210
550	UAL 2007-1 Pass-Through Trust, 6.636%, 07/02/22	588
245	UAL 2009-2B Pass-Through Trust, 12.000%, 01/15/16 (e)	269
2,809	UCI International, Inc., 8.625%, 02/15/19	2,784
2,905	Unit Corp., 6.625%, 05/15/21 (e)	2,963
300	United Rentals North America, Inc., 6.125%, 06/15/23	304
	United States Steel Corp.,
875	7.375%, 04/01/20	879
395	7.500%, 03/15/22	393
2,662	United Surgical Partners International, Inc., 9.000%, 04/01/20	2,915
	Univision Communications, Inc.,
1,815	6.750%, 09/15/22 (e)	1,815
750	7.875%, 11/01/20 (e)	795
500	8.500%, 05/15/21 (e)	503
	UR Merger Sub Corp.,
274	5.750%, 07/15/18 (e)	295
435	7.375%, 05/15/20 (e)	471
6,132	7.625%, 04/15/22 (e)	6,714
5,355	8.250%, 02/01/21	5,917
2,650	8.375%, 09/15/20	2,902
235	9.250%, 12/15/19	267
1,000	US Oncology Holdings, Inc., 9.125%, 08/15/17 (d)	23
1,870	Vail Resorts, Inc., 6.500%, 05/01/19	2,029
1,320	Valassis Communications, Inc., 6.625%, 02/01/21	1,360
	Valeant Pharmaceuticals International,
275	6.375%, 10/15/20 (e)	289
1,000	6.500%, 07/15/16 (e)	1,053
2,765	6.750%, 10/01/17 (e)	2,966
3,250	6.875%, 12/01/18 (e)	3,465
1,750	7.000%, 10/01/20 (e)	1,883
2,800	7.250%, 07/15/22 (e)	3,031
	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.,
300	7.750%, 02/01/19	311
1,325	8.000%, 02/01/18	1,378
660	Vanguard Natural Resources LLC/VNR Finance Corp., 7.875%, 04/01/20	673
1,000	Vector Group Ltd., 11.000%, 08/15/15	1,041
471	Viasystems, Inc., 7.875%, 05/01/19 (e)	460

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	27

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States — Continued
1,309	Visant Corp., 10.000%, 10/01/17	1,265
3,150	Visteon Corp., 6.750%, 04/15/19	3,241
805	VPI Escrow Corp., 6.375%, 10/15/20 (e)	847
	Vulcan Materials Co.,
355	6.500%, 12/01/16	390
2,615	7.500%, 06/15/21	2,955
	VWR Funding, Inc.,
1,130	7.250%, 09/15/17 (e)	1,150
150	10.750%, 06/30/17 (e)	154
1,880	W&T Offshore, Inc., 8.500%, 06/15/19	1,979
3,885	Wachovia Capital Trust III, VAR, 5.570%, 12/03/12 (x)	3,856
3,450	Wells Fargo & Co., VAR, 7.980%, 03/15/18 (x)	4,080
145	Western Refining, Inc., 11.250%, 06/15/17 (e)	160
	Windstream Corp.,
1,300	7.750%, 10/15/20	1,401
2,390	7.750%, 10/01/21	2,584
450	7.875%, 11/01/17	501
4,575	8.125%, 09/01/18	4,953
	WMG Acquisition Corp.,
715	6.000%, 01/15/21 (e)	717
88	9.500%, 06/15/16	96
850	9.500%, 06/15/16	936
485	11.500%, 10/01/18	547
	WPX Energy, Inc.,
835	5.250%, 01/15/17	891
5,135	6.000%, 01/15/22	5,495
600	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.750%, 08/15/20	674
750	XM Satellite Radio, Inc., 7.625%, 11/01/18 (e)	829
3,150	Yankee Candle Co., Inc., 9.750%, 02/15/17	3,272
350	Zayo Group LLC/Zayo Capital, Inc., 8.125%, 01/01/20	383

		1,311,813

	Total Corporate Bonds (Cost $1,477,503)	1,533,971

Foreign Government Securities — 6.7%
	Argentina — 0.3%
	Republic of Argentina,
17,287	8.280%, 12/31/33	11,513
2,753	8.750%, 06/02/17	2,258

		13,771

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Aruba — 0.2%
6,940	Aruba, 4.625%, 09/14/23 (e)	6,940

	Brazil — 0.6%
	Citigroup Funding, Inc., CLN, 0.000%, 01/03/17 (linked to Federal Republic of Brazil, 6.000%, 01/17/17; credit rating BBB),
10,805	VAR, 01/03/17	9,855
5,791	VAR, 01/03/17 (e)	5,312
7,035	Federal Republic of Brazil, 11.000%, 08/17/40	8,934

		24,101

	Dominican Republic — 0.2%
7,150	Government of Dominican Republic, 9.040%, 01/23/18 (e)	8,151

	El Salvador — 0.2%
5,130	Republic of El Salvador, Reg. S., 7.750%, 01/24/23	6,092

	Ghana — 0.4%
4,690	Citigroup Funding, Inc., CLN, 23.000%, 08/27/17 (linked to Republic of Ghana, 23.000%, 08/27/17; credit rating B) (e)	4,772
8,050	Republic of Ghana, Reg. S., 8.500%, 10/04/17	9,338
1,370	Standard Bank plc, CLN, 21.000%, 10/28/15 (linked to Government of Ghana 3-Year Bond, 21.000%, 10/26/15; credit rating B+) (e) (i)	1,370

		15,480

	Hungary — 0.5%
16,480	Republic of Hungary, 7.625%, 03/29/41	19,776

	Indonesia — 0.7%
	Republic of Indonesia,
5,232	Reg. S., 11.625%, 03/04/19	7,926
2,230	Reg. S., 11.625%, 03/04/19	3,390
15,030	Standard Chartered Bank, CLN, 5.250%, 06/17/32 (linked to Indonesia Government Bond, 8.250%, 06/15/32; credit rating BB+) (i)	14,844

		26,160

	Iraq — 0.5%
23,150	Republic of Iraq, Reg. S., 5.800%, 01/15/28	21,703

	Mexico — 0.1%
2,786	Mexico Government International Bond, 5.750%, 10/12/10	3,274

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — Continued
	Nigeria — 0.2%
6,100	Citigroup Funding, Inc., CLN, 16.390%, 01/31/22 (linked to Nigeria Treasury Bond, 16.390%, 01/31/22; credit rating B+) (e) (i)	6,149

	Peru — 0.3%
9,930	Republic of Peru, 9.875%, 02/06/15	11,866

	Philippines — 0.4%
9,600	Republic of Philippines, 10.625%, 03/16/25	16,896

	Romania — 0.5%
16,650	Romanian Government International Bond, 6.750%, 02/07/22 (e)	19,356

	Russia — 0.4%
8,890	Russian Federation, Reg. S., 12.750%, 06/24/28	17,513

	Serbia — 0.5%
17,750	Republic of Serbia, Reg. S., 7.250%, 09/28/21	19,015

	Uruguay — 0.1%
	Republic of Uruguay,
2,080	7.625%, 03/21/36	3,224
1,230	8.000%, 11/18/22	1,771

		4,995

	Venezuela — 0.6%
	Republic of Venezuela,
5,940	Reg. S., 9.000%, 05/07/23	5,168
12,005	Reg. S., 11.950%, 08/05/31	12,155
6,260	Reg. S., 12.750%, 08/23/22	6,682

		24,005

	Total Foreign Government Securities (Cost $248,911)	265,243

Loan Participations & Assignments — 2.0%
	Australia — 0.0% (g)
740	FMG Resources August 2006 Pty Ltd., Term Loan, VAR, 10/18/17 ^	736

	United States — 2.0%
987	AES Corp., 1st Lien Term Loan, VAR, 4.250%, 06/01/18	992
500	Ainsworth Lumber Ltd., Term Loan B, VAR, 5.250%, 06/26/14	497
	Aot Holding Ltd., 1st Lien Senior Secured Term Loan,
43	VAR, 5.000%, 10/01/19	43
43	VAR, 5.000%, 10/01/19	43
447	VAR, 5.000%, 10/01/19 ^	446

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — Continued
324		VAR, 5.000%, 10/01/19	323
231		VAR, 5.000%, 10/01/19	231
43		VAR, 5.000%, 10/01/19	43
945		Aptalis Pharma, Inc., Term B-2 Loan, VAR, 5.500%, 02/10/17	943
		Aptalis Pharma, Inc., Term Loan,
1,624		VAR, 5.500%, 02/10/17	1,625
175		VAR, 5.500%, 02/10/17	175
896		Arch Coal, Term Loan, VAR, 5.750%, 05/16/18	903
		Attachmate Corp., 1st Lien Term Loan,
963		VAR, 7.250%, 11/22/17	973
19		VAR, 7.250%, 11/22/17	19
		Autoparts Holdings Ltd., Term Loan,
41		VAR, 6.500%, 07/29/17	41
81		VAR, 6.500%, 07/29/17	81
309		Avaya, Inc., Term Loan B1, VAR, 3.177%, 10/24/14	300
621		Avaya, Inc., Term Loan B3 Extending Tranche, VAR, 4.927%, 10/26/17	553
		AZ Chem US, Inc., Term Loan,
290		VAR, 7.250%, 12/22/17	293
5		VAR, 7.250%, 12/22/17	6
324		Barrington Broadcasting, Tranche 2 Term Loan, VAR, 7.500%, 06/14/17	325
3,390		Caesars Entertainment Operating Co., Inc., Extended B-6 Term Loan, VAR, 5.461%, 01/28/18	3,035
405		Caesars Entertainment Operating Co., Inc., Term B-1 Loan, VAR, 01/28/15 ^	392
65		Caesars Entertainment Operating Co., Inc., Term B-2 Loan, VAR, 01/28/15 ^	63
161		Caesars Entertainment Operating Co., Inc., Term B-3 Loan, VAR, 01/28/15 ^	156
—	(h)	Caesars Entertainment Operating Co., Inc., Term Loan, VAR, 01/28/15 ^	—	(h)
		Catalent Pharma Solutions, Inc., Dollar Term-2 Loan,
164		VAR, 5.250%, 09/15/17	166
84		VAR, 5.250%, 09/15/17	85
245		Catalent Pharma Solutions, Inc., Extended Dollar Term – 1 Loan, VAR, 4.212%, 09/15/16	246
502		CCM Merger, Inc., Term Loan, VAR, 6.000%, 03/01/17	507
400		CDW Corp., Extended Term Loan, VAR, 4.000%, 07/15/17	396
1,125		Cengage Learning Acquisitions, Term Loan, VAR, 2.470%, 07/03/14	1,071

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	29

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Loan Participations & Assignments — Continued
		United States — Continued
199		Cengage Learning Acquisitions, Tranche B Term Loan Extended, VAR, 5.720%, 07/05/17	181
267		Cenveo Corp., Term Loan B, VAR, 6.625%, 12/21/16	268
186		Ceridian Corp., Extended U.S. Term Loan, VAR, 5.964%, 05/09/17	185
427		Chesapeake Energy, Term Loan, VAR, 8.500%, 12/02/17	427
2,792		Chrysler, Term Loan B, VAR, 6.000%, 05/24/17	2,850
2,646		Clear Channel Communications, Inc., Term Loan B, VAR, 3.862%, 01/29/16	2,171
450		Cristal Inorganic Chemicals (Millennium), 2nd Lien, VAR, 6.112%, 11/15/14	449
811		Cumulus Media, Term Loan, VAR, 5.750%, 09/17/18	817
374		Ducommun, Inc., Term Loan, VAR, 5.500%, 06/28/17	378
257		Dynegy Midwest Gen, Term Loan, VAR, 9.250%, 08/05/16	268
990		Dynegy Power LLC, Term Loan, VAR, 9.250%, 08/05/16	1,030
		Entercom Radio LLC, Term Loan,
35		VAR, 6.250%, 11/23/18	35
220		VAR, 6.250%, 11/23/18	222
		EVERTEC, Term Loan B1,
11		VAR, 5.500%, 09/30/16	11
349		VAR, 5.500%, 09/30/16	349
7		VAR, 5.500%, 09/30/16	8
1,400		First Data Corp., Extended 2018 Dollar Term Loan, VAR, 4.211%, 03/26/18	1,333
6		First Data Corp., Non-Extended B-3 3/12 Term Loan, VAR, 2.961%, 09/24/14	6
		FOCUS Brands, Inc., 1st Lien Term Loan,
517		VAR, 6.250%, 02/21/18	523
4		VAR, 6.250%, 02/21/18	4
20		VAR, 6.250%, 02/21/18	20
15		VAR, 7.250%, 02/21/18	15
		Freedom Group, Inc., Term B Loan,
443		VAR, 5.500%, 04/19/19	447
6		VAR, 5.500%, 04/19/19	6
—	(h)	VAR, 6.500%, 04/19/19	—	(h)
994		Freescale Semiconductor, Inc., Tranche B-1 Term Loan, VAR, 4.465%, 12/01/16	961
1,635		GMACM, Term A-1 Loan, VAR, 5.000%, 11/18/13	1,638

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
215	GMACM, Term A-2 Loan, VAR, 6.750%, 11/18/13	217
400	Graton Economic Development, Term Loan B, VAR, 9.000%, 08/22/18	408
180	Gray Television, Inc., 1st Lien Term Loan, VAR, 10/10/19 ^	180
	Gymboree Corp., Initial Term Loan,
2,311	VAR, 5.000%, 02/23/18	2,254
311	VAR, 5.001%, 02/23/18	303
	Harko C.V., Term Loan B,
109	VAR, 5.750%, 08/02/17	110
149	VAR, 5.750%, 08/02/17	149
	High Liner Foods, Inc., Term Loan,
274	VAR, 7.000%, 12/19/17	275
4	VAR, 7.000%, 12/19/17	3
161	High Plains Broadcasting Operating Co. LLC, Term Loan, VAR, 9.000%, 09/14/16	161
422	Homeward Residential, Inc., Initial Term Loan, VAR, 8.250%, 08/08/17	423
298	Hubbard Radio LLC, 1st Lien Term Loan B, VAR, 5.250%, 04/28/17	299
775	Infor U.S., Inc., Tranche B-2 Term Loan, VAR, 04/05/18 ^	783
650	Intelligrated, Inc., 1st Lien Term Loan, VAR, 6.750%, 07/30/18	656
477	Interactive Data Corp., Term Loan B, VAR, 4.500%, 02/11/18	479
537	inVentiv Health, Consolidated Term Loan, VAR, 6.500%, 08/04/16	525
	J. Crew, 1st Lien Term Loan,
307	VAR, 4.750%, 03/07/18	308
325	VAR, 4.750%, 03/07/18	325
653	VAR, 4.750%, 03/07/18	653
336	Jacobs Entertainment, Term Loan, VAR, 10/10/18 ^	333
163	Kabel Deutschland, Facility F Loan, VAR, 4.250%, 02/01/19	163
323	Landry’s, Inc., Term Loan, VAR, 6.500%, 04/24/18	325
600	Magic Newco LLC, USD 1st Lien Term Loan, VAR, 7.250%, 12/12/18	602
416	MEG Energy Corp., Term Loan B, VAR, 4.000%, 03/18/18	417
550	Mohegan Tribal Gaming Authority, Term Loan, VAR, 9.000%, 03/31/16	560
570	Momentive Performance, Tranche B-1B Term Loan, VAR, 3.750%, 05/05/15	566

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	OCTOBER 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Participations & Assignments — Continued
	United States — Continued
	MTL Publishing LLC, Term B Loan,
52	VAR, 5.500%, 06/29/18	53
197	VAR, 5.500%, 06/29/18	199
895	National Mentor Holdings, Inc., Tranche B Term Loan, VAR, 6.500%, 02/09/17	896
583	Newport Television LLC, Term Loan, VAR, 9.000%, 09/14/16	584
1,110	NGPL PipeCo LLC, Term Loan, VAR, 6.750%, 09/15/17	1,131
390	Noranda Aluminum, Term B Loan, VAR, 5.750%, 02/28/19	392
497	Novelis, Inc., Term Loan, VAR, 4.000%, 03/10/17	497
990	NXP B.V., Tranche A-2 Loan, VAR, 5.500%, 03/03/17	1,008
498	NXP B.V., Tranche B Loan, VAR, 5.250%, 03/19/19	502
400	Par Pharmaceutical, Inc., Term Loan, VAR, 5.000%, 09/28/19	399
	Patriot Coal, DIP Term Loan,
293	VAR, 9.250%, 10/02/13	294
587	VAR, 9.250%, 10/02/13	587
250	Payless ShoeSource, Inc., Term Loan, VAR, 7.250%, 10/09/19	251
341	PEP Boys, Term Loan, VAR, 5.250%, 09/20/18	343
	PL Propylene LLC, Term Loan,
375	VAR, 7.000%, 03/27/17	381
1	VAR, 7.000%, 03/27/17	1
342	PolyOne, Term Loan B, VAR, 5.000%, 12/20/17	344
	R.H. Donnelley, Inc., Exit Term Loan,
81	VAR, 9.000%, 10/24/14	51
67	VAR, 9.000%, 10/24/14	42
23	VAR, 9.000%, 10/24/14	15
1,485	Radio One, 1st Lien Term Loan B, VAR, 7.500%, 03/31/16	1,484
106	Realogy Corp., Extended Synthetic Commitments, VAR, 4.463%, 10/10/16	106
1,551	Realogy Corp., Extended Term Loan, VAR, 4.464%, 10/10/16 ^	1,547
959	Remy International, Term Loan B, VAR, 6.250%, 12/16/16	961
	Reynolds Group Holdings U.S., Term Loan,
120	VAR, 4.750%, 09/28/18	121
73	VAR, 4.750%, 09/28/18	74
140	VAR, 4.750%, 09/28/18	140

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
967	Rite Aid Corp., 1st Lien Term Loan TL 5, VAR, 4.500%, 03/03/18	965
	Rite Aid Corp., Tranche 2 Term Loan,
284	VAR, 1.970%, 06/04/14	281
339	VAR, 1.970%, 06/04/14	336
342	VAR, 1.970%, 06/04/14	338
308	Road Infrastructure Investment LLC, Term Loan, VAR, 6.250%, 03/30/18	308
422	ROC Finance LLC, Funded Term B Loan, VAR, 8.500%, 08/19/17	431
	Roofing Supply Group, Term Loan,
57	VAR, 5.000%, 05/31/19	58
67	VAR, 5.000%, 05/31/19	67
	Sealed Air, Term Loan B,
226	VAR, 4.750%, 10/03/18	227
263	VAR, 4.750%, 10/03/18	264
60	Sensus USA, Inc., 2nd Lien Term Loan, VAR, 8.500%, 05/09/18	60
420	Sourcehov LLC, 1st Lien Term B Loan, VAR, 6.625%, 04/28/17	415
210	Sourcehov LLC, 2nd Lien Term Loan, VAR, 10.500%, 04/30/18	190
647	Summit Materials LLC, Term Loan, VAR, 6.000%, 01/30/19	650
1,367	SUPERVALU, Inc., Term Loan, VAR, 8.000%, 08/30/18	1,376
	Syniverse Holdings, Inc., Initial Term Loan,
995	VAR, 5.000%, 04/23/19	1,000
3	VAR, 5.000%, 04/23/19	2
1,780	Tallgrass Energy, Term Loan, VAR, 10/15/18 ^	1,780
350	Terex Corp., Term Loan, VAR, 4.500%, 04/28/17	352
	Texas Competitive Electric, Extended Term Loan,
1,915	VAR, 4.719%, 10/10/17	1,232
308	VAR, 4.938%, 10/10/17	198
	Texas Competitive Electric, Non-Extended Term Loan,
1,053	VAR, 3.719%, 10/10/14	714
169	VAR, 3.938%, 10/10/14	115
995	The Yankee Candle Co., Inc., 1st Lien Term Loan, VAR, 5.250%, 04/02/19	1,001
395	Transdigm Group, Inc., Tranche B-1 Term Loan, VAR, 4.000%, 02/14/17	396
959	Trinseo, 1st Lien Term Loan, VAR, 8.000%, 08/02/17	915
274	U.S. Renal Care, 1st Lien Term Loan, VAR, 6.250%, 07/03/19	277

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	31

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Participations & Assignments — Continued
	United States — Continued
983	UCI International, Inc., Term Loan, VAR, 5.500%, 07/26/17	987
1,221	United Airlines, Term Loan B, VAR, 2.250%, 02/01/14	1,205
2,643	Univision Communications, Inc., Extended 1st Lien Term Loan, VAR, 4.462%, 03/31/17	2,582
598	Vanguard Health Systems, Term Loan B, VAR, 5.000%, 01/29/16	601
754	Vertis, Inc., 1st Lien Term Loan, VAR, 14.000%, 12/21/15 (i)	211
1,695	Visant Corp., 1st Lien Term Loan, VAR, 5.250%, 12/22/16	1,620
1,666	Wabash, Initial Term Loan, VAR, 6.000%, 05/08/19	1,687
674	Warner Music Group Corp., 1st Lien Term Loan, VAR, 11/01/18 ^	676
475	Wendy’s International, Term Loan, VAR, 4.750%, 05/15/19	479
224	Wide Open West, Term Loan, VAR, 6.250%, 07/17/18	226
225	WireCo World Group, Term Loan, VAR, 6.000%, 02/15/17	228
786	Zayo Group, Term Loan, VAR, 5.250%, 07/02/19 ^	788

		78,692

	Total Loan Participations & Assignments (Cost $79,510)	79,428

SHARES
Preferred Stocks — 1.6%
	Brazil — 0.1%
84	Cia de Bebidas das Americas, ADR (m)	3,431

	Cayman Islands — 0.0% (g)
1	XLIT Ltd., Series D, VAR, 3.454%, 04/16/12 ($1,000 par value) @	423

	Netherlands — 0.0% (g)
16	Nielsen Holdings N.V., 6.250%, 02/01/13	877

	United Kingdom — 0.1%
98	AngloGold Ashanti Holdings Finance plc, 6.000%, 09/15/13	3,970

	United States — 1.4%
1	Ally Financial, Inc., Series G 7.000%, 12/03/12 ($1,000 par value) @ (e)	1,437
7	Bank of America Corp., Series L, 7.250%, 01/30/13 ($1,000 par value) @	7,476
69	Bank of New York Mellon Corp. (The), 5.200%, 09/20/17 ($25 par value) @ (a)	1,726

SHARES		SECURITY DESCRIPTION	VALUE

		United States — Continued
69		BB&T Corp., Series E, 5.625%, 08/01/17 ($25 par value) @ (a)	1,753
273		BB&T Corp., Series F, 5.200%, 11/01/17 ($25 par value) @ (a)	6,747
6		Citigroup Capital XIII, VAR, 7.875%, 10/30/40 ($25 par value) @	167
—	(h)	Constar International, Inc. (a) (i)	12
77		Discover Financial Services, Series B, 6.500%, 12/01/17 ($25 par value) @ (a)	1,947
—	(h)	Eurofresh, Inc., PIK, ADR, (i) ††	—
211		General Motors Co., Series B 4.750%, 12/01/13	8,587
12		GMAC Capital Trust I, Series 2 VAR, 8.125%, 02/15/40 ($25 par value) @	314
340		Goldman Sachs Group, Inc. (The), 5.950%, 11/10/17 ($25 par value) @ (a)	8,517
65		Hartford Financial Services Group, Inc., VAR, 7.875%, 04/15/42 ($25 par value) @ (a)	1,850
92		NextEra Energy, Inc., 7.000%, 09/01/13	4,959
121		PPL Corp., 8.750%, 05/01/14	6,530
41		Prologis, Inc., Series L, 6.500%, 12/03/12 ($25 par value) @ (m)	1,038
69		State Street Corp., Series C, 5.250%, 09/15/17 ($25 par value) @ (a)	1,772
42		Vornado Realty Trust, Series G, 6.625%, 12/03/12 ($25 par value) @ (m)	1,073
22		Weingarten Realty Investors, Series F, 6.500%, 12/03/12 ($25 par value) @ (m)	570

			56,475

		Total Preferred Stocks (Cost $65,753)	65,176

PRINCIPAL AMOUNT
Supranational — 0.3%
		United States — 0.3%
9,910		Eurasian Development Bank, Reg. S., 7.375%, 09/29/14 (Cost $10,446)	10,802

U.S. Treasury Obligation — 0.1%
2,475		U.S. Treasury Note, 2.875%, 01/31/13 (k) (Cost $2,492)	2,492

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2012

NUMBER OF WARRANTS		SECURITY DESCRIPTION	VALUE
Warrants — 0.0%
United States — 0.0%
1		General Maritime Corp., expiring 05/17/17 (a) (i)	—
Neebo, Inc.,
—	(h)	expiring 6/20/19 (a) (i)	—
1		expiring 6/20/19 (a) (i)	—

		Total Warrants (Cost $—) (h)	—

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment — 1.6%
	Investment Company — 1.6%
62,572	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (Cost $62,572)	62,572

	Total Investments — 98.3% (Cost $3,723,955)	3,916,584

	Other Assets in Excess of Liabilities — 1.7%	69,048

	NET ASSETS — 100.0%	$3,985,632

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	7.2%
Foreign Government Securities	6.8
Real Estate Investment Trusts (REITs)	6.4
Asset-Backed Securities	6.0
Non-Agency CMO	5.2
Commercial Banks	4.6
Pharmaceuticals	3.3
Media	3.3
Wireless Telecommunication Services	3.1
Diversified Telecommunication Services	3.0
Health Care Providers & Services	2.4
Insurance	2.2
Hotels, Restaurants & Leisure	1.9
IT Services	1.7
Diversified Financial Services	1.7
Semiconductors & Semiconductor Equipment	1.6
Gaming	1.6
Metals & Mining	1.6
Chemicals	1.4

INDUSTRY	PERCENTAGE
Broadcasting & Cable TV	1.4%
Real Estate Management & Development	1.3
Commercial Services & Supplies	1.3
Containers & Packaging	1.3
Consumer Finance	1.3
Food Products	1.3
Specialty Retail	1.3
Food & Staples Retailing	1.2
Multi-Utilities	1.1
Independent Power Producers & Energy Traders	1.1
Household Durables	1.1
Communications Equipment	1.0
Electric Utilities	1.0
Automobiles	1.0
Tobacco	1.0
Capital Markets	1.0
Others (each less than 1.0%)	14.7
Short-Term Investment	1.6

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(390)	Euro FX	12/17/12	$(63,214)	$(769)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
4,556,000	NOK	Citibank, N.A.	11/30/12	794	798	(4)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	33

JPMorgan Income Builder Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands)

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CLN

—  Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of October 31, 2012. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CMO	— Collateralized Mortgage Obligation
CNY	— Chinese Renminbi
CVA	— Dutch Certification
DIP	— Debtor-in-possession
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
NOK	— Norwegian Krone
NVDR	— Non Voting Depositary Receipt
PIK	— Payment-in-Kind
REIT	— Real Estate Investment Trust
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of October 31, 2012.
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2012.
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of October 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(x)

—  Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2012.

^	— All or a portion of the security is unsettled as of October 31, 2012. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
@

—  The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of October 31, 2012.

†	— Security is considered distressed as of October 31, 2012. The coupon rate shown may differ from the coupon rate used to accrue on the position.
††	— Security is considered distressed as of October 31, 2012. The rate at which income is accrued on the security is lower than the PIK coupon rate.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments are approximately $804,771,000 and 20.5%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	OCTOBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2012	J.P. MORGAN FUNDS	35

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2012

(Amounts in thousands, except per share amounts)

Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$3,854,012
Investments in affiliates, at value	62,572

Total investment securities, at value	3,916,584
Cash	30,724
Foreign currency, at value	2,146
Receivables:
Investment securities sold	20,680
Fund shares sold	37,295
Interest and dividends from non-affiliates	40,923
Dividends from affiliates	6
Tax reclaims	420
Variation margin on futures contracts	10
Unrealized appreciation on unfunded commitments	3

Total Assets	4,048,791

LIABILITIES:
Payables:
Dividends	2,899
Investment securities purchased	49,233
Fund shares redeemed	7,587
Unrealized depreciation on forward foreign currency exchange contracts	4
Accrued liabilities:
Investment advisory fees	1,276
Shareholder servicing fees	68
Distribution fees	1,345
Custodian and accounting fees	106
Deferred India capital gains tax	20
Other	621

Total Liabilities	63,159

Net Assets	$3,985,632

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	OCTOBER 31, 2012

Income Builder Fund
NET ASSETS:
Paid-in-Capital	$3,849,245
Accumulated undistributed (distributions in excess of) net investment income	5,211
Accumulated net realized gains (losses)	(60,679)
Net unrealized appreciation (depreciation)	191,855

Total Net Assets	$3,985,632

Net Assets:
Class A	$1,502,366
Class C	1,665,862
Select Class	817,404

Total	$3,985,632

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	154,870
Class C	172,022
Select Class	84,202

Net Asset Value: (a)
Class A — Redemption price per share	$9.70
Class C — Offering price per share (b)	9.68
Select Class — Offering and redemption price per share	9.71
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.16

Cost of investments in non-affiliates	$3,661,383
Cost of investments in affiliates	62,572
Cost of foreign currency	2,120

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	37

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2012

(Amounts in thousands)

	Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$134,001
Interest income from affiliates	—	(a)
Dividend income from non-affiliates	47,538
Dividend income from affiliates	124
Foreign taxes withheld	(2,593)

Total investment income	179,070

EXPENSES:
Investment advisory fees	12,954
Administration fees	2,510
Distribution fees:
Class A	2,619
Class C	8,951
Shareholder servicing fees:
Class A	2,619
Class C	2,984
Select Class	1,594
Custodian and accounting fees	630
Interest expense to affiliates	1
Professional fees	122
Trustees’ and Chief Compliance Officer’s fees	21
Printing and mailing costs	291
Registration and filing fees	110
Transfer agent fees	1,975
Other	23

Total expenses	37,404

Less amounts waived	(10,972)
Less earnings credits	—	(a)

Net expenses	26,432

Net investment income (loss)	152,638

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(28,507	)(b)
Futures	3,020
Foreign currency transactions	(748)

Net realized gain (loss)	(26,235)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	237,357	(c)
Futures	(545)
Foreign currency translations	67
Unfunded commitments	3

Change in net unrealized appreciation/depreciation	236,882

Net realized/unrealized gains (losses)	210,647

Change in net assets resulting from operations	$363,285

(a)	Amount rounds to less than $1,000.
(b)	Net of India capital gains tax of approximately $(21,000).
(c)	Net of change in India capital gains tax of approximately $39,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	OCTOBER 31, 2012

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Income Builder Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$152,638	$77,301
Net realized gain (loss)	(26,235)	(31,761)
Change in net unrealized appreciation/depreciation	236,882	(71,041)

Change in net assets resulting from operations	363,285	(25,501)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(55,097)	(29,118)
Class C
From net investment income	(56,951)	(28,820)
Select Class
From net investment income	(34,252)	(20,398)

Total distributions to shareholders	(146,300)	(78,336)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,662,287	1,650,774

NET ASSETS:
Change in net assets	1,879,272	1,546,937
Beginning of period	2,106,360	559,423

End of period	$3,985,632	$2,106,360

Accumulated undistributed (distributions in excess of) net investment income	$5,211	$(942)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	39

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Income Builder Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$894,542	$713,836
Dividends and distributions reinvested	49,378	24,550
Cost of shares redeemed	(255,303)	(183,291)
Redemption fees	—	58

Change in net assets resulting from Class A capital transactions	$688,617	$555,153

Class C
Proceeds from shares issued	$836,526	$737,230
Dividends and distributions reinvested	44,114	20,653
Cost of shares redeemed	(158,541)	(70,286)
Redemption fees	—	61

Change in net assets resulting from Class C capital transactions	$722,099	$687,658

Select Class
Proceeds from shares issued	$499,498	$539,716
Dividends and distributions reinvested	22,784	13,603
Cost of shares redeemed	(270,711)	(145,395)
Redemption fees	—	39

Change in net assets resulting from Select Class capital transactions	$251,571	$407,963

Total change in net assets resulting from capital transactions	$1,662,287	$1,650,774

SHARE TRANSACTIONS:
Class A
Issued	95,413	75,710
Reinvested	5,287	2,639
Redeemed	(27,524)	(19,925)

Change in Class A Shares	73,176	58,424

Class C
Issued	89,491	78,332
Reinvested	4,734	2,226
Redeemed	(17,076)	(7,710)

Change in Class C Shares	77,149	72,848

Select Class
Issued	53,580	57,377
Reinvested	2,444	1,461
Redeemed	(29,102)	(15,990)

Change in Select Class Shares	26,922	42,848

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	OCTOBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2012	J.P. MORGAN FUNDS	41

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Income Builder Fund
Class A
Year Ended October 31, 2012	$9.01	$0.50		$0.67	$1.17	$(0.48)	$—
Year Ended October 31, 2011	9.37	0.49		(0.36)	0.13	(0.49)	—	(c)
Year Ended October 31, 2010	8.47	0.48	(d)	0.89	1.37	(0.47)	—	(c)
Year Ended October 31, 2009	6.90	0.47		1.51	1.98	(0.41)	—
Year Ended October 31, 2008	9.90	0.57		(3.02)	(2.45)	(0.55)	—

Class C
Year Ended October 31, 2012	9.00	0.45		0.67	1.12	(0.44)	—
Year Ended October 31, 2011	9.36	0.45		(0.36)	0.09	(0.45)	—	(c)
Year Ended October 31, 2010	8.47	0.43	(d)	0.90	1.33	(0.44)	—	(c)
Year Ended October 31, 2009	6.90	0.43		1.51	1.94	(0.37)	—
Year Ended October 31, 2008	9.89	0.52		(3.00)	(2.48)	(0.51)	—

Select Class
Year Ended October 31, 2012	9.02	0.51		0.67	1.18	(0.49)	—
Year Ended October 31, 2011	9.37	0.50		(0.34)	0.16	(0.51)	—	(c)
Year Ended October 31, 2010	8.47	0.49	(d)	0.90	1.39	(0.49)	—	(c)
Year Ended October 31, 2009	6.90	0.49		1.51	2.00	(0.43)	—
Year Ended October 31, 2008	9.90	0.59		(3.01)	(2.42)	(0.58)	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Amount rounds to less than $0.01.
(d)	Calculated based upon average shares outstanding.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate*

$9.70	13.36%	$1,502,366	0.74%	5.48%	1.15%	40%
9.01	1.36	736,186	0.74	5.43	1.14	38
9.37	16.76	218,031	0.74	5.36	1.37	49
8.47	29.77	97	0.95	6.49	2.34	81
6.90	(25.78)	75	0.95	6.38	2.21	82

9.68	12.72	1,665,862	1.24	4.98	1.65	40
9.00	0.88	853,688	1.24	4.93	1.65	38
9.36	16.20	206,113	1.24	4.82	1.84	49
8.47	29.15	96	1.45	5.99	2.84	81
6.90	(26.10)	74	1.45	5.88	2.71	82

9.71	13.51	817,404	0.59	5.63	0.90	40
9.02	1.61	516,486	0.59	5.58	0.90	38
9.37	16.90	135,279	0.60	5.53	1.23	49
8.47	30.08	19,368	0.70	6.74	2.09	81
6.90	(25.59)	14,893	0.70	6.63	1.96	82

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Income Builder Fund	Class A, Class C and Select Class	Diversified

The investment objective of the Fund is to seek to maximize income while maintaining prospects for capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on The NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment.

The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and

44	J.P. MORGAN FUNDS	OCTOBER 31, 2012

such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$81,576	$—	$81,576
Belgium	—	2,227	—	2,227
Bermuda	1,849	—	—	1,849
Brazil	29,045	—	—	29,045
Canada	19,321	—	—	19,321
China	—	49,017	—	49,017
Finland	—	7,749	—	7,749
France	—	66,852	—	66,852
Germany	—	45,825	—	45,825
Hong Kong	—	46,621	—	46,621
India	—	7,543	—	7,543
Indonesia	—	20,491	—	20,491
Italy	—	13,177	—	13,177
Japan	—	89,199	—	89,199
Kazakhstan	—	4,298	—	4,298
Luxembourg	75	—	—	75
Malaysia	—	8,598	—	8,598
Mexico	5,799	2,274	—	8,073
Netherlands	—	39,339	—	39,339
New Zealand	—	12,676	—	12,676
Philippines	—	5,126	—	5,126
Poland	—	5,733	—	5,733
Qatar	—	9,109	—	9,109
Russia	1,282	12,012	—	13,294
Singapore	—	36,827	—	36,827
South Africa	—	26,041	—	26,041
South Korea	—	17,251	—	17,251
Sweden	—	13,007	—	13,007
Switzerland	—	34,765	—	34,765
Taiwan	—	38,193	—	38,193
Thailand	—	18,510	—	18,510
Turkey	—	16,299	—	16,299
United Kingdom	—	101,602	—	101,602
United States	415,404	—	68	415,472

Total Common Stocks	472,775	831,937	68	1,304,780

OCTOBER 31, 2012	J.P. MORGAN FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stocks
Brazil	$—	$3,431	$—	$3,431
Cayman Islands	—	423	—	423
France	—	5,332	—	5,332
Netherlands	—	877	—	877
United Kingdom	3,970	—	—	3,970
United States	39,909	16,554	12	56,475

Total Preferred Stocks	43,879	26,617	12	70,508

Debt Securities
Asset-Backed Securities	—	233,481	—	233,481
Collateralized Mortgage Obligations
Non-Agency CMO
United States	—	205,418	—	205,418
Commercial Mortgage-Backed Security	—	4,809	—	4,809
Convertible Bonds
Australia	—	11,371	—	11,371
Austria	—	1,619	—	1,619
Bermuda	—	3,570	—	3,570
Canada	—	2,163	—	2,163
Cayman Islands	—	11,732	—	11,732
France	—	12,798	—	12,798
India	—	14,670	—	14,670
Luxembourg	—	4,672	—	4,672
Mexico	—	2,801	—	2,801
Singapore	—	1,730	—	1,730
South Africa	—	4,167	—	4,167
Spain	—	5,526	—	5,526
United Arab Emirates	—	5,047	—	5,047
United Kingdom	—	15,826	—	15,826
United States	—	45,155	233	45,388

Total Convertible Bonds	—	142,847	233	143,080

Corporate Bonds
Australia	—	11,870	—	11,870
Austria	—	1,231	—	1,231
Bahamas	—	464	—	464
Bermuda	—	9,285	—	9,285
Canada	—	29,616	—	29,616
Cayman Islands	—	14,086	—	14,086
Finland	—	771	—	771
France	—	1,493	—	1,493
Georgia	—	9,934	—	9,934
Germany	—	1,528	—	1,528
Ireland	—	14,610	—	14,610
Japan	—	1,568	—	1,568
Kazakhstan	—	15,990	—	15,990
Luxembourg	—	54,612	—	54,612
Mexico	—	5,481	—	5,481
Netherlands	—	16,644	—	16,644
Norway	—	823	—	823
Spain	—	1,426	—	1,426
United Arab Emirates	—	11,016	—	11,016
United Kingdom	—	19,710	—	19,710
United States	—	1,301,881	9,932	1,311,813

Total Corporate Bonds	—	1,524,039	9,932	1,533,971

46	J.P. MORGAN FUNDS	OCTOBER 31, 2012

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Foreign Government Securities	$—	$242,880	$22,363	$265,243
Supranational	—	10,802	—	10,802
U.S. Treasury Obligation	—	2,492	—	2,492
Loan Participations & Assignments
Australia	—	736	—	736
United States	—	78,481	211	78,692

Total Loan Participations & Assignments	—	79,217	211	79,428

Warrants
United States	—	—	—	—
Short-Term Investment
Investment Company	$62,572	$—	$—	$62,572

Total Investments in Securities	$579,226	$3,304,539	$32,819	$3,916,584

Depreciation in Other Financial Instruments
Futures Contracts	$(769)	$—	$—	$(769)
Forward Foreign Currency Exchange Contracts	—	(4)	—	(4)

Total Depreciation in Other Financial Instruments	$(769)	$(4)	$—	$(773)

There were no transfers between Levels 1 and 2 during the year ended October 31, 2012.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 10/31/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/12
Investments in Securities
Common Stocks — United States	$22	$26	$(36)	$—	$82		$(26)	$—	$—	$68
Convertible Bonds — United States	—	—	—	—	233		—	—	—	233
Corporate Bonds — Austria	637	—	—	—	—		—	—	(637)	—
Corporate Bonds — United States	55	(899)	1,091	(6)	6,129		(1,264)	4,826	—	9,932
Foreign Government Securities	13,336	1,198	(579)	—	22,500		(14,092)	—	—	22,363
Loan Participations & Assignments — United States	110	—	(379)	—	595		(115)	—	—	211
Preferred Stocks — United States	12	—	— (a)	—	—		—	—	—	12
Warrants — United States	—	—	— (a)	—	—	(a)	—	—	—	—	(b)

Total	$14,172	$325	$97	$(6)	$29,539		$(15,497)	$4,826	$(637)	$32,819

1	Purchases include all purchases of securities and securities received in corporate actions.
2	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than $1,000.
(b)	Value is zero.

Transfers into, or out of, Level 3 are valued utilizing values as of the beginning of the year.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at October 31, 2012, which were valued using significant unobservable inputs (Level 3), amounted to approximately ($546,000). This amount is included in change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty,

OCTOBER 31, 2012	J.P. MORGAN FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of October 31, 2012, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

The value and percentage of net assets of illiquid securities as of October 31, 2012, were approximately $23,396,000 and 0.6%, respectively.

C. Loan Participations and Assignments — The Fund invests in loan participations and assignments of all or a portion of the loans. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Fund has direct rights against the borrower on a loan when it purchases an assignment; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the borrower and the Selling Participant and any other persons interpositioned between the Fund and the borrower (“Intermediate Participants”). Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

D. Unfunded Commitments — The Fund may enter into commitments to buy and sell investments including commitments to buy loan participations and assignments to settle on future dates as part of their normal investment activities. Unfunded commitments are generally traded and priced as part of a related loan participation or assignment (Note 2.C.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from unfunded commitments is reported in the Statement of Assets and Liabilities. The Fund segregates security positions such that sufficient liquid assets will be available for the commitments on a future date. Credit risks exist on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

At October 31, 2012, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower (amounts in thousands):

	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Par Value	Commitment
Security Description						Amount	Value
ROC Finance LLC	Incremental 6-Month Delayed Draw Term B Loan	8/19/2017	2.250%	2.250%	58	$58	$59
ROC Finance LLC	Incremental 18-Month Delayed Draw Term B Loan	8/19/2017	2.250	2.250	96	96	98

						$154	$157

E. Futures Contracts — The Fund uses index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation (depreciation) in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

48	J.P. MORGAN FUNDS	OCTOBER 31, 2012

The table below discloses the volume of the Fund’s futures contracts activity during the year ended October 31, 2012 (amounts in thousands):

	Income Builder Fund
Futures Contracts:
Average Notional Balance Long	$69,440	(a)
Average Notional Balance Short	43,825
Ending Notional Balance Long	—
Ending Notional Balance Short	63,214

(a)	For the period December 1, 2011 through September 30, 2012.

F. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the year ended October 31, 2012 (amounts in thousands):

	Income Builder Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Sold	$773	(a)
Ending Settlement Value Sold	794

(a)	For the period May 1, 2012 through October 31, 2012.

G. Summary of Derivatives Information — The following table presents the value of derivatives held as of October 31, 2012, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract	Statement of Assets and Liabilities Location
Liabilities:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	$(769)	$(4)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the year ended October 31, 2012, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(28)	$—	$(28)
Foreign exchange contracts	1,956	(9)	1,947
Interest rate contracts	1,092	—	1,092

Total	$3,020	$(9)	$3,011

OCTOBER 31, 2012	J.P. MORGAN FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$(545)	$(4)	$(549)

The Fund’s derivatives contracts held at October 31, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

H. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

J. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

K. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. In particular, the Fund is subject to a tax imposed on short-term capital gains on securities of certain issuers domiciled in India. If applicable, the Fund records an estimated deferred tax liability included in Deferred India capital gains tax in the accompanying Statement of Assets and Liabilities for net unrealized gains on these securities in an amount payable if these securities were disposed of at period end. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

M. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

50	J.P. MORGAN FUNDS	OCTOBER 31, 2012

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$55	$(185)	$130

The reclassifications for the Fund relate primarily to distributions from investments in real estate investment trusts, foreign currency gains or losses and passive foreign investment company (PFIC) gains and losses.

N. Redemption Fees — Prior to May 2, 2011, shares of the Fund held for less than 60 days were generally subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees were paid directly to the Fund and were credited to Paid-in-Capital. Effective May 2, 2011, shares of the Fund are no longer subject to a redemption fee regardless of how long such shares have been held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.45% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2012, the annual effective rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2012, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$1,397	$47

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares. The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest,

OCTOBER 31, 2012	J.P. MORGAN FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
0.75%	1.25%	0.60%

The expense limitation agreement was in effect for the year ended October 31, 2012. The contractual expense limitation percentages in the table above are in place until at least February 28, 2013.

For the year ended October 31, 2012, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$2,003	$2,242	$6,559	$10,804

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended October 31, 2012 was approximately $168,000.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2012, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the year ended October 31, 2012, the Fund incurred approximately $3,000 in brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$2,704,341	$1,095,998	$2,406	$255

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2012 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$3,745,329	$222,591	$51,336	$171,255

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of PFICs and wash sale loss deferrals.

52	J.P. MORGAN FUNDS	OCTOBER 31, 2012

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows (amounts in thousands):

Ordinary Income	Total Distributions Paid
$146,300	$146,300

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (amounts in thousands):

Ordinary Income	Total Distributions Paid
$78,336	$78,336

As of October 31, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$19,063	$(51,071)	$170,976

The cumulative timing differences primarily consist of distributions payable, mark to market of PFICs and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2012, the Fund had post-enactment net short-term capital loss carryforwards of approximately $18,279,000 and net long-term capital loss carryforwards of approximately $7,148,000.

As of October 31, 2012, the Fund had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2016	2017	2019	Total
$1,118	$1,370	$23,156	$25,644

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s Advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region. The Fund invests in floating rate loans and other floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

As of October 31, 2012, the Fund invested approximately 62.5% of its total investments in the United States.

54	J.P. MORGAN FUNDS	OCTOBER 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Income Builder Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Income Builder Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2012

OCTOBER 31, 2012	J.P. MORGAN FUNDS	55

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	168	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	168	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	168	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	168	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	168	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	168	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	168	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	168	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	168	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

56	J.P. MORGAN FUNDS	OCTOBER 31, 2012

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	168	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	168	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	168	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	168	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Messrs. Armstrong, Reid, and Spalding are retiring from the Board of Trustees effective December 31, 2012. The other Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (168 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Fund’s investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	57

TRUSTEES

(Unaudited) (continued)

In order to fill the vacancies created by the retirement of Messrs. Reid, Armstrong, and Spalding effective December 31, 2012, the Board appointed Mary E. Martinez and Mitchell M. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013. Information about Ms. Martinez, Mr. Merin, and Ms. Pardo is set forth below:

Name (Year of Birth)	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years

Mary E. Martinez (1960)

Associate, Special Properties, a Christie’s International Real Estate Affiliate

(2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).

Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Mitchell M. Merin (1953)	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

Marian U. Pardo* (1946)	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) 2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

*	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she will irrevocably waive effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which will end on January 1, 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

58	J.P. MORGAN FUNDS	OCTOBER 31, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	59

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2012, and continued to hold your shares at the end of the reporting period, October 31, 2012.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Income Builder Fund
Class A
Actual	$1,000.00	$1,056.60	$3.83	0.74%
Hypothetical	1,000.00	1,021.42	3.76	0.74
Class C
Actual	1,000.00	1,054.10	6.40	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Select Class
Actual	1,000.00	1,058.40	3.05	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

60	J.P. MORGAN FUNDS	OCTOBER 31, 2012

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s performance compared to the performance of the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Fund, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing processes. The quality of the administrative services provided by J.P. Morgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	61

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one- and three-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

62	J.P. MORGAN FUNDS	OCTOBER 31, 2012

The Trustees noted the Fund’s performance was in the first quintile for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	63

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

5.07% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2012.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. Approximately $146,300,000 of ordinary income distributions was treated as qualified dividends.

64	J.P. MORGAN FUNDS	OCTOBER 31, 2012

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. October 2012.	AN-INCBUILD-1012

Annual Report

J.P. Morgan Funds

October 31, 2012

JPMorgan Ex-G4 Currency Strategies Fund

JPMorgan International Currency Income Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 26, 2012 (Unaudited)

Dear Shareholder:

Global equity markets continued to seesaw against an uncertain macroeconomic and geopolitical backdrop. In the U.S., improving economic data has been overshadowed by the pending “fiscal cliff.” Concerns about a potential economic “hard landing” in China remain, while escalating tension in the Middle East recently resulted in a conflict between Israel and Hamas, exacerbating fears about the stability of the region. Europe’s debt crisis continues and global equity prices have fluctuated with investors’ changing perception about the viability of corrective actions taken by the European Central Bank.

“The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors.”

Despite these sharp swings in market momentum, stocks in most parts of the world posted positive returns for the twelve months ended October 31, 2012. Accommodative monetary policies have been a significant catalyst for the positive returns for stocks during the past year and continue to keep yields at historically low levels. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging markets debt in search of higher yielding securities. Higher demand for these securities as well as positive fundamentals led to positive returns for high yield bonds and emerging markets debt during the 12 months ended October 31, 2012.

U.S. Treasury yields remain low while U.S. stocks outperform

Real yields are negative on many parts of the yield curve, meaning that the payment that investors will receive from these bonds is less than the expected rate of inflation. Holders of these securities are willing to see the purchasing power of their money decline in order to access the perceived safety of U.S. Treasury securities, likely a reflection of the elevated level of uncertainty among investors. The yield for 10-year U.S. Treasury securities ended October 2012 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 2.9%, respectively.

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended

October 31, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks, which were weighed down by Europe’s ongoing debt crisis and concerns about an economic “hard landing” in China.

Emerging markets: An evolving asset class

While the Chinese economy rightfully commands a large amount of attention from emerging markets investors, the asset class encompasses a wide range of countries with diverse cultural and political standards and evolving industries. Changes to local political administrations and economic policies can alter the investment landscape of an emerging market. For example, recently elected Mexican president Pena Nieto has pledged to focus on energy, labor and tax reforms, which has attracted more foreign investors who welcome the proposed business-friendly changes. On the other side of the spectrum, Russia’s recent presidential election has elevated geopolitical risk and therefore lowered the willingness of investors to invest in local Russian companies.

The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors. The volatility and differences in emerging markets can also create attractive investment opportunities for active managers with the resources in place to monitor disparate emerging economies and the companies that operate in them.

Emerging markets securities can be a valuable tool for investors as they construct their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2012	J.P. MORGAN FUNDS	1

JPMorgan Ex-G4 Currency Strategies Fund

FUND COMMENTARY

FOR THE PERIOD NOVEMBER 30, 2011 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.96%
Barclays Global Treasury 1-3 Year Index	0.31%
Barclays Global
Ex-G4 Benchmark Currency Index	2.80%

Net Assets as of 10/31/2012 (In Thousands)	$120,590
Duration as of 10/31/2012	1.3 years

INVESTMENT OBJECTIVE**

The JPMorgan Ex-G4 Currency Strategies Fund (the “Fund”) seeks to provide total return.

HOW DID THE MARKET PERFORM?

In China, investors’ concerns about a “hard landing” resurfaced late in the first quarter of 2012 after the government’s gross domestic product (GDP) target was revised downward and some macroeconomic data such as the purchasing managers index (PMI) figures started to deteriorate. Concerns about a hard landing weighed on commodity oriented currencies during the reporting period, including the Australian dollar and the Brazilian real, as these currencies underperformed. The Argentinean peso depreciated versus the U.S. dollar after a ratings agency downgraded the country’s sovereign debt on concerns about a default. Meanwhile, the Turkish lira was strong, boosted by Turkey’s stabilizing economy and declining inflation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund posted a positive absolute return and outperformed the Barclays Global Treasury 1-3 Year Index. The Fund’s positioning in the Danish krone and Indonesian rupiah caused, in part, the Fund’s underperformance versus the Barclays Global Ex-G4 Benchmark Currency Index. The debt crisis in Europe continued to be a major source of uncertainty in capital markets and Euro area currencies, including the Danish krone, rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Fears about contagion from Europe’s debt crisis peaked in May before the ECB responded with Outright Monetary Transactions (OMTs), planning to purchase 1-3 year bonds issued by the governments of troubled European countries. Meanwhile, the Indonesian rupiah depreciated following an unexpected interest rate cut by the country’s central bank. Elsewhere, the Fund initiated a long position in the Canadian dollar late in the reporting period, which also detracted from relative performance versus the Barclays Global Ex-G4 Benchmark Currency Index.

The Fund’s duration management contributed to its relative performance versus the Barclays Global Ex-G4 Benchmark Currency Index. In particular, the Fund’s duration strategy with regard to Mexican and Turkish bonds contributed to relative performance (duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates).

HOW WAS THE FUND POSITIONED?

The Fund attempted to benefit from non-G4 currency strength and weakness against the U.S. dollar. To establish overweight and underweight positions in non-G4 currencies, the Fund primarily invested in securities issued by foreign governments, agencies, and supranationals. The Fund also utilized forward foreign exchange contracts to establish these positions and held U.S. cash as support for these positions.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2012

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Foreign Government Securities	57.1%
Supranational	3.5
Short-Term Investment	39.4

PORTFOLIO COMPOSITION BY COUNTRY***
Mexico	12.2%
Germany	8.9
Canada	7.2
Turkey	7.1
South Korea	4.5
Supranational	3.5
Indonesia	3.2
Thailand	3.1
South Africa	2.9
Australia	2.7
Poland	2.7
Norway	1.9
Denmark	0.7
Short-Term Investment	39.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	3

JPMorgan Ex-G4 Currency Strategies Fund

FUND COMMENTARY

FOR THE PERIOD NOVEMBER 30, 2011 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2012 (Unaudited) (continued)

TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	11/30/11
Without Sales Charge		1.80%
With Sales Charge**		(2.02)
CLASS C SHARES	11/30/11
Without CDSC		1.10
With CDSC***		0.10
SELECT CLASS SHARES	11/30/11	1.96

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Ex-G4 Currency Strategies Fund, the Barclays Global Treasury 1-3 Year Index, the Barclays Global Ex-G4 Benchmark Currency Index and the Lipper Currency Funds Average from November 30, 2011 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Global Treasury 1-3 Year Index and the Barclays Global Ex-G4 Benchmark Currency Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees, and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks. The performance of the Lipper Currency Funds Average includes expenses associated with a mutual fund, such as investment management fees. Theses expenses are not identical to the expenses incurred by the Fund. The Barclays Global Treasury 1-3 Year Index measures the performance of fixed-rate local currency sovereign debt of investment grade countries that have remaining maturities of one to three years. The Barclays Global Ex-G4 Benchmark Currency Index is designed to track the performance of a portfolio of 1-month cash settled foreign currency forward positions in a basket of currencies. The currencies in the portfolio are weighted based on Gross Domestic Product (GDP). Investors cannot invest directly in an index. The Lipper Currency Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2012

JPMorgan International Currency Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.98%
Barclays Global Treasury Ex-U.S. 1-3 Year Index	-1.56%
Barclays Global
Ex-USD Benchmark Currency (Trade-Weighted) Index	-0.45%

Net Assets as of 10/31/2012 (In Thousands)	$1,344,992
Duration as of 10/31/2012	1.5 years

INVESTMENT OBJECTIVE**

The Fund seeks to provide a high total return primarily from a portfolio of fixed income and other debt securities denominated in foreign currencies.

HOW DID THE MARKET PERFORM?

The debt crisis in Europe continued to be a major source of uncertainty in capital markets and Euro area currencies rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Fears about contagion from Europe’s debt crisis peaked in May before the ECB responded with Outright Monetary Transactions (OMTs), planning to purchase 1-3 year bonds issued by the governments of troubled European countries. Despite these actions by the ECB, Euro area currencies depreciated versus the U.S. dollar during the reporting period.

In China, investors’ concerns about a “hard landing” resurfaced late in the first quarter of 2012 after the government’s gross domestic product (GDP) target was revised downward and some macroeconomic data, such as the purchasing managers index (PMI) figures, started to deteriorate. Concerns about a hard landing weighed on commodity oriented currencies during the reporting period, including the Australian dollar and the Brazilian real, as these currencies underperformed. Meanwhile, the Japanese yen depreciated versus the U.S. dollar during the reporting period. The currency was hurt by the Bank of Japan’s announcement in February 2012 that it would implement additional quantitative easing measures.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund posted a positive absolute return and outperformed the Barclays Global Treasury Ex-U.S. 1-3 Year Index. The Fund’s

duration management drove its outperformance versus the Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index (“Supplemental Benchmark”) for the twelve months ended October 31, 2012. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. The Fund sold its outperforming longer-maturity Mexican bonds as it moved more to the front end of the yield curve (yield curves show the relationship between yields and maturity dates for a set of similar bonds at a given point in time). However, the Fund extended its overall duration, moving from 1.1 years at the beginning of the reporting period to 1.5 years as of October 31, 2012. The Fund implemented this longer duration mainly through the purchase of longer maturity bonds in Asia. Meanwhile, the Fund’s allocations to local government bonds in Australia, Brazil and the U.K. contributed to relative performance versus the Supplemental Benchmark. The Fund’s local government bonds in Europe, particularly Germany and France, also performed well and the Fund trimmed its positions in these bonds during the reporting period.

Overall, the Fund’s currency management contributed to relative performance. However, the Fund’s allocations to the Canadian dollar, Indonesian rupiah, Japanese yen and Singapore dollar were modest detractors from relative performance versus the Supplemental Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund attempted to benefit from foreign currency strength and weakness against the U.S. dollar. To establish overweight and underweight positions in currencies, the Fund primarily invested in securities issued by foreign governments, agencies, and supranationals. The Fund also utilized forward foreign exchange contracts to establish these positions and held U.S. cash as support for these positions.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	5

JPMorgan International Currency Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED October 31, 2012 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Foreign Government Securities	69.6%
Supranational	11.5
Corporate Bonds	2.3
Short-Term Investment	16.6

PORTFOLIO COMPOSITION BY COUNTRY***
Canada	14.7%
France	11.8
Mexico	11.7
Supranational	11.5
United Kingdom	7.9
Germany	6.0
Netherlands	4.0
Brazil	3.3
Indonesia	2.4
Malaysia	2.0
Australia	1.8
Philippines	1.6
Thailand	1.5
Norway	1.0
Others (each less than 1.0%)	2.2
Short-Term Investment	16.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		0.78%	3.25%	4.06%
With Sales Charge*		(2.99)	2.47	3.35
CLASS C SHARES	3/30/07
Without CDSC		0.05	2.53	3.35
With CDSC**		(0.95)	2.53	3.35
SELECT CLASS SHARES	3/30/07	0.98	3.46	4.28

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Currency Income Fund, the Barclays Global Treasury Ex-U.S. 1-3 Year Index, the Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index and the Lipper Currency Funds Average from March 30, 2007 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Global Treasury Ex-U.S. 1-3 Year Index and the Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks. The performance of the Lipper Currency Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Global Treasury Ex-U.S. 1-3 Year Index measures the performance of fixed-rate local currency sovereign debt of investment grade countries outside the United States that have remaining maturities of one to three years. The Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index is a total return index that is constructed to track the performance of a basket of 1-month cash-settled currency forward positions in a basket of currencies versus the U.S. dollar. Investors cannot invest directly in an index. The Lipper Currency Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

From the inception of the Fund through November 3, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	7

JPMorgan Ex-G4 Currency Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — 55.7%
	Australia — 2.7%
	Australia Government Bond,
AUD 949	4.750%, 11/15/12 (m)	986
AUD 1,180	5.750%, 07/15/22 (m)	1,499
AUD 660	6.500%, 05/15/13 (m)	698

		3,183

	Canada — 7.1%
	Government of Canada,
CAD 4,720	1.500%, 12/01/12 (m)	4,728
CAD 3,788	1.750%, 03/01/13 (m)	3,802

		8,530

	Denmark — 0.7%
DKK 2,435	Kingdom of Denmark, 4.000%, 11/15/12 (m)	424
DKK 2,200	Kommunekredit, 4.000%, 01/01/16 (m)	420

		844

	Germany — 8.7%
	Kreditanstalt fuer Wiederaufbau,
NOK 5,200	3.250%, 04/28/14 (m)	933
SEK 2,520	3.250%, 05/05/14 (m)	390
NOK 6,400	3.375%, 01/18/13 (m)	1,126
NOK 9,900	3.750%, 09/25/15 (m)	1,826
NOK 2,090	4.000%, 12/15/14 (m)	383
AUD 2,250	4.500%, 03/26/13 (m)	2,345
SEK 13,000	4.750%, 08/12/17 (m)	2,215
NOK 6,500	5.000%, 05/15/15 (m)	1,222

		10,440

	Indonesia — 3.1%
	Republic of Indonesia,
IDR 4,000,000	6.250%, 04/15/17 (m)	429
IDR 5,350,000	7.000%, 05/15/22 (m)	607
IDR 6,697,000	8.250%, 07/15/21 (m)	817
IDR 16,690,000	9.500%, 06/15/15 (m)	1,910

		3,763

	Mexico — 11.9%
	United Mexican States,
MXN 59,800	8.000%, 12/19/13 (m)	4,726
MXN 58,500	8.000%, 12/17/15 (m)	4,843
MXN 57,890	9.500%, 12/18/14 (m)	4,821

		14,390

	Norway — 1.8%
	Kommunalbanken AS,
NOK 3,500	3.500%, 09/11/15 (m)	640

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Norway — Continued
AUD 730	5.100%, 02/24/15 (m)	777
AUD 700	6.000%, 03/16/15 (m)	766

		2,183

	Poland — 2.6%
	Poland Government Bond,
PLN 4,110	5.250%, 04/25/13 (m)	1,294
PLN 5,700	5.500%, 04/25/15 (m)	1,850

		3,144

	South Africa — 2.8%
	Republic of South Africa,
ZAR 15,300	6.750%, 03/31/21 (m)	1,772
ZAR 11,450	13.500%, 09/15/15 (m)	1,598

		3,370

	South Korea — 4.4%
KRW 5,726,000	Republic of Korea, 3.500%, 06/10/14 (m)	5,309

	Thailand — 3.0%
	Kingdom of Thailand,
THB 67,000	3.650%, 12/17/21 (m)	2,236
THB 42,260	5.250%, 05/12/14 (m)	1,427

		3,663

	Turkey — 6.9%
	Republic of Turkey,
TRY 4,475	9.000%, 03/08/17 (m)	2,644
TRY 2,350	10.000%, 12/04/13 (m)	1,351
TRY 4,975	10.000%, 06/17/15 (m)	2,959
TRY 2,325	16.000%, 08/28/13 (m)	1,392

		8,346

	Total Foreign Government Securities (Cost $66,641)	67,165

Supranational — 3.4%
	European Investment Bank,
CHF 880	3.500%, 01/28/14 (m)	985
NOK 3,000	3.750%, 05/15/15 (m)	551
SEK 7,500	4.500%, 05/05/14 (m)	1,184
	International Bank for Reconstruction & Development,
AUD 515	4.820%, 03/14/13 (m)	538
AUD 350	5.140%, 05/20/14 (m)	376
AUD 420	5.230%, 01/28/14 (m)	448

	Total Supranational (Cost $4,002)	4,082

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE

Short-Term Investment — 38.4%
	Investment Company — 38.4%
46,361	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $46,361)	46,361

	Total Investments — 97.5% (Cost $117,004)	117,608
	Other Assets in Excess of Liabilities — 2.5%	2,982

	NET ASSETS — 100.0%	$120,590

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	9

JPMorgan Ex-G4 Currency Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
6,097,403	AED	HSBC Bank, N.A.	11/29/12	1,660	1,660	— (h)
563,006	AED	Union Bank of Switzerland AG	11/29/12	153	153	— (h)
770,167	ARS	Credit Suisse International †	11/29/12	159	158	(1)
8,855,455	ARS	Union Bank of Switzerland AG †	11/29/12	1,836	1,823	(13)
253,986	AUD	Deutsche Bank AG	11/29/12	263	263	— (h)
126,439	AUD	Union Bank of Switzerland AG	11/29/12	130	131	1
21,610,613	BRL	Credit Suisse International †	11/29/12	10,601	10,600	(1)
738,315	BRL	Deutsche Bank AG †	11/29/12	361	362	1
967,393	BRL	Union Bank of Switzerland AG †	11/29/12	474	475	1
241,260	CAD	Barclays Bank plc	11/29/12	242	241	(1)
455,459	CAD	Deutsche Bank AG	11/29/12	465	456	(9)
777,849	CAD	HSBC Bank, N.A.	11/29/12	787	778	(9)
198,656	CAD	Union Bank of Switzerland AG	11/29/12	201	199	(2)
146,142	CHF	Deutsche Bank AG	11/29/12	159	157	(2)
1,798,909	CHF	HSBC Bank, N.A.	11/29/12	1,942	1,932	(10)
131,931	CHF	Union Bank of Switzerland AG	11/29/12	142	142	— (h)
1,669,161	CNY	Credit Suisse International †	11/29/12	265	267	2
139,970,034	CNY	Deutsche Bank AG †	11/29/12	22,185	22,383	198
1,436,746	CNY	Goldman Sachs International †	11/29/12	228	230	2
1,797,966	CNY	HSBC Bank, N.A. †	11/29/12	285	288	3
2,873,555	CNY	Union Bank of Switzerland AG †	11/29/12	456	460	4
2,689,430,278	COP	Credit Suisse International †	11/29/12	1,487	1,463	(24)
278,502,076	COP	Union Bank of Switzerland AG †	11/29/12	153	152	(1)
1,520,667,757	IDR	Deutsche Bank AG †	11/29/12	158	158	— (h)
1,586,179,197	IDR	Union Bank of Switzerland AG †	11/29/12	164	164	— (h)
28,752,613	INR	Deutsche Bank AG †	11/29/12	538	532	(6)
455,984,803	INR	State Street Bank & Trust †	11/29/12	8,579	8,429	(150)
14,297,201	INR	Union Bank of Switzerland AG †	11/29/12	265	264	(1)
159,388,028	KRW	BNP Paribas †	11/29/12	144	146	2
276,046,698	KRW	Deutsche Bank AG †	11/29/12	250	253	3
286,187,978	KRW	Union Bank of Switzerland AG †	11/29/12	259	262	3
4,369,934	MXN	Deutsche Bank AG	11/29/12	340	333	(7)
2,913,982	MXN	Union Bank of Switzerland AG	11/29/12	224	222	(2)
865,867	NOK	Credit Suisse International	11/29/12	151	152	1
747,017	PLN	Deutsche Bank AG	11/29/12	238	233	(5)
292,209,336	RUB	Citibank, N.A. †	11/29/12	9,419	9,272	(147)
5,438,478	RUB	Credit Suisse International †	11/29/12	175	173	(2)
9,801,604	RUB	Deutsche Bank AG †	11/29/12	317	311	(6)
14,222,630	RUB	Union Bank of Switzerland AG †	11/29/12	452	451	(1)
551,445	SAR	Deutsche Bank AG	11/29/12	147	147	— (h)
8,238,796	SAR	HSBC Bank, N.A.	11/29/12	2,197	2,197	— (h)
722,446	SAR	Union Bank of Switzerland AG	11/29/12	193	193	— (h)
850,128	SEK	Credit Suisse International	11/29/12	128	128	— (h)
5,079,570	THB	Union Bank of Switzerland AG	11/29/12	165	165	— (h)
327,913	TRY	Deutsche Bank AG	11/29/12	181	182	1
256,400	TRY	Union Bank of Switzerland AG	11/29/12	142	143	1
5,303,832	TWD	Deutsche Bank AG †	11/29/12	183	182	(1)
66,704,771	TWD	State Street Bank & Trust †	11/29/12	2,284	2,283	(1)
1,350,203	ZAR	Union Bank of Switzerland AG	11/29/12	153	155	2
				72,080	71,903	(177)

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2012

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,340,000	AUD	HSBC Bank, N.A.	11/29/12	1,379	1,387	(8)
1,690,047	AUD	Westpac Banking Corp.	11/29/12	1,745	1,751	(6)
837,774	DKK	Westpac Banking Corp.	11/29/12	147	146	1
3,939,233,559	IDR	HSBC Bank, N.A. †	11/29/12	407	409	(2)
80,421,454	MXN	Credit Suisse International	11/29/12	6,231	6,124	107
19,850,000	MXN	HSBC Bank, N.A.	11/29/12	1,537	1,512	25
25,272,992	NOK	Westpac Banking Corp.	11/29/12	4,470	4,428	42
1,812,149	PLN	Royal Bank of Canada	11/29/12	574	566	8
31,748	PLN	Westpac Banking Corp.	11/29/12	10	10	— (h)
15,811,505	SEK	Credit Suisse International	11/29/12	2,408	2,382	26
17,857,149	THB	Deutsche Bank AG	11/29/12	580	581	(1)
44,477,375	THB	HSBC Bank, N.A.	11/29/12	1,446	1,449	(3)
7,049,903	TRY	Deutsche Bank AG	11/29/12	3,874	3,918	(44)
1,038,121	TRY	Merrill Lynch International	11/29/12	575	577	(2)
14,170,317	ZAR	Credit Suisse International	11/29/12	1,637	1,628	9
				27,020	26,868	152

†	Non-deliverable forward. See Note 2.D. in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	11

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — 2.3%
	Australia — 0.3%
GBP 2,500	Suncorp Group Ltd., 4.000%, 01/16/14 (m)	4,193

	Denmark — 0.8%
EUR 7,700	FIH Erhvervsbank A/S, 2.125%, 03/21/13 (m)	10,052

	Netherlands — 1.2%
EUR 15	Deutsche Telekom International Finance B.V., 6.000%, 01/20/17 (m)	23
EUR 5,700	Fortis Bank Nederland N.V., 3.375%, 05/19/14 (m)	7,742
EUR 5,950	LeasePlan Corp N.V., 3.250%, 05/22/14 (m)	8,068

		15,833

	United Kingdom — 0.0% (g)
EUR 50	BAT International Finance plc, 5.375%, 06/29/17 (m)	76
EUR 50	Lloyds TSB Bank plc, 6.250%, 04/15/14 (m)	70

		146

	United States — 0.0% (g)
EUR 50	AT&T, Inc., 6.125%, 04/02/15 (m)	73
EUR 30	Bank of America Corp., 4.625%, 02/18/14 (m)	41
EUR 50	Cellco Partnership/Verizon Wireless Capital LLC, 8.750%, 12/18/15 (m)	80
EUR 10	Citigroup, Inc., 3.950%, 10/10/13 (m)	13
EUR 25	Goldman Sachs Group, Inc. (The), 4.000%, 02/02/15 (m)	34
EUR 50	Morgan Stanley, 5.500%, 10/02/17 (m)	73

		314

	Total Corporate Bonds (Cost $36,823)	30,538

Foreign Government Securities — 68.5%
	Australia — 1.5%
AUD 19,000	Australia Government Bond, 4.750%, 11/15/12 (m)	19,733
AUD 258	New South Wales Treasury Corp., 5.500%, 03/01/17 (m)	293

		20,026

	Austria — 0.0% (g)
EUR 35	Republic of Austria, 4.350%, 03/15/19 (e) (m)	54

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Brazil — 3.3%
BRL 85,000	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/17 (m)	43,864

	Canada — 14.4%
	Government of Canada,
CAD 100,800	1.500%, 12/01/12 (m)	100,963
CAD 93,000	1.750%, 03/01/13 (m)	93,345
CAD 15	3.750%, 06/01/19 (m)	17
CAD 70	4.000%, 06/01/16 (m)	77

		194,402

	Finland — 0.9%
GBP 7,350	Kingdom of Finland, 0.737%, 02/25/16 (m)	11,882

	France — 11.6%
EUR 50	Caisse d’Amortissement de la Dette Sociale, 3.625%, 04/25/15 (m)	70
	French Treasury Note BTAN,
EUR 24,200	2.000%, 09/25/13 (m)	31,905
EUR 42,500	2.500%, 01/12/14 (m)	56,660
EUR 49,770	3.000%, 07/12/14 (m)	67,586

		156,221

	Germany — 5.9%
	Bundesrepublik Deutschland,
EUR 60	3.500%, 07/04/19 (m)	91
EUR 50	4.250%, 07/04/18 (m)	78
EUR 20,000	Bundesschatzanweisungen, 1.750%, 06/14/13 (m)	26,194
	Kreditanstalt fuer Wiederaufbau,
JPY 1,500,000	0.300%, 03/20/13 (m)	18,802
GBP 700	3.000%, 09/09/13 (m)	1,153
SEK 12,950	3.250%, 05/05/14 (m)	2,005
EUR 25	3.875%, 01/21/19 (m)	38
EUR 30	4.125%, 07/04/17 (m)	45
SEK 92,000	4.750%, 08/12/17 (m)	15,678
JPY 1,174,000	Landwirtschaftliche Rentenbank, 1.375%, 04/25/13 (m)	14,786

		78,870

	Indonesia — 2.3%
	Republic of Indonesia,
IDR 92,300,000	7.000%, 05/15/22 (m)	10,470
IDR 70,885,000	8.250%, 07/15/21 (m)	8,644
IDR 110,000,000	9.500%, 06/15/15 (m)	12,591

		31,705

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — Continued
	Malaysia — 2.0%
MYR 78,000	Malaysia Government Bond, 4.160%, 07/15/21 (m)	26,971

	Mexico — 11.5%
	United Mexican States,
MXN 628,900	8.000%, 12/19/13 (m)	49,708
MXN 635,000	8.000%, 12/17/15 (m)	52,566
MXN 626,000	9.500%, 12/18/14 (m)	52,134

		154,408

	Netherlands — 2.8%
	Bank Nederlandse Gemeenten,
JPY 1,600,000	1.850%, 11/07/16 (m)	20,885
AUD 5,750	5.625%, 02/16/17 (m)	6,275
AUD 6,550	6.250%, 11/12/13 (m)	6,978
AUD 2,313	6.250%, 01/20/14 (m)	2,470
EUR 65	Kingdom of Netherlands, 4.250%, 07/15/13 (e) (m)	87

		36,695

	Norway — 0.9%
	Kommunalbanken A.S.,
GBP 4,640	4.875%, 12/10/12 (m)	7,522
AUD 4,650	6.000%, 03/16/15 (m)	5,091

		12,613

	Philippines — 1.5%
PHP 750,000	Philippine Government Bond, 6.500%, 04/28/21 (m)	20,602

	South Korea — 0.6%
KRW 8,500,000	Republic of Korea, 3.500%, 06/10/14 (m)	7,881

	Thailand — 1.5%
THB 600,000	Kingdom of Thailand, 3.650%, 12/17/21 (m)	20,019

	United Kingdom — 7.8%
	United Kingdom Treasury Gilt,
GBP 30,674	2.250%, 03/07/14 (m)	50,817
GBP 33,080	4.500%, 03/07/13 (m)	54,163

		104,980

	Total Foreign Government Securities (Cost $922,049)	921,193

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Supranational — 11.3%

	European Financial Stability Facility,
EUR 14,800	0.400%, 03/12/13 (m)	19,201
EUR 14,700	1.000%, 03/12/14 (m)	19,249
	European Investment Bank,
JPY 2,400,000	1.400%, 06/20/17 (m)	31,544
EUR 100	4.250%, 10/15/14 (m)	140
SEK 184,100	4.500%, 05/05/14 (m)	29,075
EUR 15,500	European Union, 3.125%, 01/27/15 (m)	21,377
	International Bank for Reconstruction & Development,
GBP 11,800	1.250%, 12/10/13 (m)	19,191
AUD 5,282	5.130%, 07/14/15 (m)	5,684
GBP 4,300	Nordic Investment Bank, 1.625%, 12/10/13 (m)	7,019

	Total Supranational (Cost $152,190)	152,480

SHARES
Short-Term Investment — 16.3%
	Investment Company — 16.3%
219,153	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $219,153)	219,153

	Total Investments — 98.4% (Cost $1,330,215)	1,323,364
	Other Assets in Excess of Liabilities — 1.6%	21,628

	NET ASSETS — 100.0%	$1,344,992

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	13

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
9,583,126	ARS	Goldman Sachs International †	11/29/12	1,970	1,972	2
30,945,994	ARS	Union Bank of Switzerland AG †	11/29/12	6,416	6,369	(47)
1,940,911	AUD	Deutsche Bank AG	11/29/12	2,008	2,010	2
9,813,974	BRL	Deutsche Bank AG †	11/29/12	4,817	4,814	(3)
2,761,652	CAD	Barclays Bank plc	11/29/12	2,775	2,763	(12)
1,728,366	CAD	Credit Suisse International	11/29/12	1,738	1,730	(8)
2,011,319	CAD	Goldman Sachs International	11/29/12	2,012	2,013	1
21,860,975	CHF	HSBC Bank, N.A.	11/29/12	23,605	23,483	(122)
4,866,919,631	CLP	Union Bank of Switzerland AG †	11/29/12	10,209	10,076	(133)
20,060,587	CNY	Credit Suisse International †	11/29/12	3,179	3,208	29
1,635,448,740	CNY	Deutsche Bank AG †	11/29/12	259,207	261,536	2,329
14,076,471	CNY	HSBC Bank, N.A. †	11/29/12	2,230	2,251	21
14,502,345,699	COP	Credit Suisse International †	11/29/12	8,021	7,890	(131)
2,147,104	EUR	Credit Suisse International	11/29/12	2,786	2,784	(2)
1,517,851	EUR	Royal Bank of Canada	11/29/12	1,979	1,968	(11)
916,833	GBP	Credit Suisse International	11/29/12	1,460	1,479	19
131,290,655	HKD	HSBC Bank, N.A.	11/29/12	16,941	16,942	1
21,931,601,201	IDR	Credit Suisse International †	11/29/12	2,277	2,275	(2)
55,645,600	ILS	HSBC Bank, N.A.	11/29/12	14,527	14,311	(216)
217,524,774	INR	Credit Suisse International †	11/29/12	4,028	4,021	(7)
1,194,850,836	INR	State Street Bank & Trust †	11/29/12	22,481	22,088	(393)
757,655,930	JPY	Credit Suisse International	11/29/12	9,552	9,493	(59)
45,317,515,767	KRW	BNP Paribas †	11/29/12	41,035	41,488	453
3,661,220,890	KRW	Credit Suisse International †	11/29/12	3,354	3,352	(2)
23,797,936	MXN	Citibank, N.A.	11/29/12	1,845	1,813	(32)
24,371,620	MXN	Credit Suisse International	11/29/12	1,871	1,856	(15)
29,795,064	MXN	Deutsche Bank AG	11/29/12	2,277	2,269	(8)
154,020,045	MXN	Goldman Sachs International	11/29/12	11,740	11,730	(10)
806,829,486	RUB	Citibank, N.A. †	11/29/12	26,008	25,603	(405)
109,300,206	RUB	Credit Suisse International †	11/29/12	3,466	3,468	2
11,573,226	SAR	Deutsche Bank AG	11/29/12	3,086	3,086	— (h)
37,428,054	SAR	HSBC Bank, N.A.	11/29/12	9,981	9,980	(1)
32,573,711	SGD	HSBC Bank, N.A.	11/29/12	26,736	26,703	(33)
105,961,212	TWD	Goldman Sachs International †	11/29/12	3,635	3,627	(8)
901,798,795	TWD	State Street Bank & Trust †	11/29/12	30,883	30,868	(15)
				570,135	571,319	1,184

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2012

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
42,536,228	AUD	Westpac Banking Corp.	11/29/12	43,918	44,058	(140)
46,625,129	BRL	Credit Suisse International †	11/29/12	22,872	22,871	1
14,010,290	CAD	Westpac Banking Corp.	11/29/12	14,186	14,020	166
52,530,830	EUR	Credit Suisse International	11/29/12	68,449	68,105	344
6,340,627	GBP	Deutsche Bank AG	11/29/12	10,214	10,231	(17)
71,725,781	GBP	Morgan Stanley	11/29/12	115,183	115,737	(554)
188,417,063,854	IDR	Credit Suisse International †	11/29/12	19,404	19,546	(142)
107,628,310	MXN	Westpac Banking Corp.	11/29/12	8,341	8,197	144
14,791,709	MYR	Credit Suisse International †	11/29/12	4,854	4,845	9
550,997,468	PHP	Credit Suisse International †	11/29/12	13,354	13,370	(16)
242,207,495	SEK	Westpac Banking Corp.	11/29/12	36,854	36,486	368
59,574,771	THB	HSBC Bank, N.A.	11/29/12	1,937	1,941	(4)
				359,566	359,407	159

†	Non-deliverable forward. See Note 2.D. in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	15

J.P. Morgan Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

AED	— Arab Emirates Dirham
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
CNY	— China Yuan
COP	— Colombian Peso
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— Korean Republic Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
PHP	— Phillipine Peso
PLN	— Polish Zloty
RUB	— Russian Ruble
SAR	— Saudi Arabia Riyal

SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— Turkish Lira
TWD	— Taiwan Dollar
ZAR	— South African Rand

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144a of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(l)	— The rate shown is the current yield as of October 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2012	J.P. MORGAN FUNDS	17

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2012

(Amounts in thousands, except per share amounts)

	Ex-G4 Currency Strategies Fund		International Currency Income Fund
ASSETS:
Investments in non-affiliates, at value	$71,247		$1,104,211
Investments in affiliates, at value	46,361		219,153

Total investment securities, at value	117,608		1,323,364
Cash	224		266
Foreign currency, at value	—		2,564
Receivables:
Fund shares sold	1,503		3,243
Interest from non-affiliates	1,416		16,279
Dividends from affiliates	4		17
Unrealized appreciation on forward foreign currency exchange contracts	443		3,891
Prepaid expenses	6		20

Total Assets	121,204		1,349,644

LIABILITIES:
Payables:
Investment securities purchased	4		17
Fund shares redeemed	71		1,336
Unrealized depreciation on forward foreign currency exchange contracts	468		2,548
Accrued liabilities:
Investment advisory fees	5		552
Administration fees	—		—	(a)
Shareholder servicing fees	5		55
Distribution fees	—	(a)	5
Custodian and accounting fees	16		89
Audit fees	42		36
Other	3		14

Total Liabilities	614		4,652

Net Assets	$120,590		$1,344,992

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2012

	Ex-G4 Currency Strategies Fund	International Currency Income Fund
NET ASSETS:
Paid-in-Capital	$119,196	$1,352,675
Accumulated undistributed (distributions in excess of) net investment income	800	(2,143)
Accumulated net realized gains (losses)	3	(124)
Net unrealized appreciation (depreciation)	591	(5,416)

Total Net Assets	$120,590	$1,344,992

Net Assets:
Class A	$1,197	$21,105
Class C	51	1,066
Select Class	119,342	1,322,821

Total	$120,590	$1,344,992

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	118	1,891
Class C	5	97
Select Class	11,726	117,986

Net Asset Value (a):
Class A — Redemption price per share	$10.17	$11.16
Class C — Offering price per share (b)	10.11	10.99
Select Class — Offering and redemption price per share	10.18	11.21
Class A maximum sales charge	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.57	$11.59

Cost of investments in non-affiliates	$70,643	$1,111,062
Cost of investments in affiliates	46,361	219,153
Cost of foreign currency	—	2,564

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	19

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED OCTOBER 31, 2012

(Amounts in thousands)

	Ex-G4 Currency Strategies Fund (a)	International Currency Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1,232	$35,608
Interest income from affiliates	—	— (b)
Dividend income from affiliates	36	422
Foreign taxes withheld	(12)	(970)

Total investment income	1,256	35,060

EXPENSES:
Investment advisory fees	304	9,209
Administration fees	48	1,462
Distribution fees:
Class A	1	42
Class C	— (b)	9
Shareholder servicing fees:
Class A	1	42
Class C	— (b)	3
Select Class	137	4,141
Custodian and accounting fees	73	679
Professional fees	89	91
Interest expense to affiliates	—	— (b)
Trustees’ and Chief Compliance Officer’s fees	— (b)	17
Printing and mailing costs	1	31
Registration and filing fees	5	14
Transfer agent fees	7	42
Offering costs	62	—
Other	9	18

Total expenses	737	15,800

Less amounts waived	(387)	(6,337)
Less expense reimbursements	(56)	—

Net expenses	294	9,463

Net investment income (loss)	962	25,597

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3	(117)
Foreign currency transactions	(83)	(32,168)

Net realized gain (loss)	(80)	(32,285)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	604	(4,463)
Foreign currency translations	(13)	4,491

Change in net unrealized appreciation/depreciation	591	28

Net realized/unrealized gains (losses)	511	(32,257)

Change in net assets resulting from operations	$1,473	$(6,660)

(a)	Commencement of operations was November 30, 2011.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Ex-G4 Currency Strategies Fund	International Currency Income Fund
	Period Ended 10/31/2012 (a)	Year Ended 10/31/2012	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$962	$25,597	$26,933
Net realized gain (loss)	(80)	(32,285)	38,765
Change in net unrealized appreciation/depreciation	591	28	(43,293)

Change in net assets resulting from operations	1,473	(6,660)	22,405

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	— (b)	(190)	(74)
From net realized gains	—	— (b)	—
Class C
From net investment income	—	(29)	(4)
From net realized gains	—	— (b)	—
Select Class
From net investment income	(79)	(44,921)	(18,787)
From net realized gains	—	(38)	—

Total distributions to shareholders	(79)	(45,178)	(18,865)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	119,196	(535,797)	952,054

NET ASSETS:
Change in net assets	120,590	(587,635)	955,594
Beginning of period	—	1,932,627	977,033

End of period	$120,590	$1,344,992	$1,932,627

Accumulated undistributed (distributions in excess of) net investment income	$800	$(2,143)	$44,356

(a)	Commencement of operations was November 30, 2011.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Ex-G4 Currency Strategies Fund	International Currency Income Fund
	Period Ended 10/31/2012 (a)	Year Ended 10/31/2012	Year Ended 10/31/2011

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,174	$28,659	$5,890
Dividends and distributions reinvested	— (b)	183	71
Cost of shares redeemed	(19)	(15,264)	(3,637)
Redemption fees	—	—	— (b)

Change in net assets resulting from Class A capital transactions	$1,155	$13,578	$2,324

Class C
Proceeds from shares issued	$50	$233	$1,136
Dividends and distributions reinvested	—	27	4
Cost of shares redeemed	—	(415)	(777)
Redemption fees	—	—	— (b)

Change in net assets resulting from Class C capital transactions	$50	$(155)	$363

Select Class
Proceeds from shares issued	$143,645	$525,306	$1,285,510
Dividends and distributions reinvested	5	4,352	1,992
Cost of shares redeemed	(25,659)	(1,078,878)	(338,149)
Redemption fees	—	—	14

Change in net assets resulting from Select Class capital transactions	$117,991	$(549,220)	$949,367

Total change in net assets resulting from capital transactions	$119,196	$(535,797)	$952,054

SHARE TRANSACTIONS:
Class A
Issued	120	2,597	512
Reinvested	— (b)	17	7
Redeemed	(2)	(1,389)	(317)

Change in Class A Shares	118	1,225	202

Class C
Issued	5	21	100
Reinvested	—	2	— (b)
Redeemed	—	(38)	(68)

Change in Class C Shares	5	(15)	32

Select Class
Issued	14,330	47,435	112,155
Reinvested	— (b)	403	177
Redeemed	(2,604)	(99,056)	(29,561)

Change in Select Class Shares	11,726	(51,218)	82,771

(a)	Commencement of operations was November 30, 2011.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2012	J.P. MORGAN FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Ex-G4 Currency Strategies Fund
Class A
November 30, 2011 (f) through October 31, 2012	$10.00	$0.15	(g)	$0.03	$0.18	$(0.01)

Class C
November 30, 2011 (f) through October 31, 2012	10.00	0.05	(g)	0.06	0.11	—

Select Class
November 30, 2011 (f) through October 31, 2012	10.00	0.16	(g)	0.04	0.20	(0.02)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012.
(f)	Commencement of operations.
(g)	Calculated based upon average shares outstanding.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earning credits (e)	Portfolio turnover rate* (b)

$10.17	1.80%	$1,197	0.71%	1.62%	1.52%	28%

10.11	1.10	51	1.50	0.52	2.70	28

10.18	1.96	119,342	0.53	1.74	1.33	28

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Return of capital	Total distributions
International Currency Income Fund
Class A
Year Ended October 31, 2012	$11.34	$0.15	(c)	$(0.07)	$0.08	$(0.26)	$—	(d)	$—	$(0.26)
Year Ended October 31, 2011	11.20	0.18		0.07	0.25	(0.11)	—		—	(0.11)
Year Ended October 31, 2010	10.74	0.13	(c)	0.42	0.55	(0.01)	—		(0.08)	(0.09)
Year Ended October 31, 2009	9.34	0.19		1.52	1.71	(0.31)	—		—	(0.31)
Year Ended October 31, 2008	10.58	0.30		(1.18)	(0.88)	(0.36)	—		—	(0.36)

Class C
Year Ended October 31, 2012	11.24	0.07	(c)	(0.07)	— (d)	(0.25)	—	(d)	—	(0.25)
Year Ended October 31, 2011	11.12	0.09		0.06	0.15	(0.03)	—		—	(0.03)
Year Ended October 31, 2010	10.67	0.04	(c)	0.43	0.47	— (d)	—		(0.02)	(0.02)
Year Ended October 31, 2009	9.32	0.13		1.52	1.65	(0.30)	—		—	(0.30)
Year Ended October 31, 2008	10.56	0.23		(1.18)	(0.95)	(0.29)	—		—	(0.29)

Select Class
Year Ended October 31, 2012	11.37	0.17	(c)	(0.07)	0.10	(0.26)	—	(d)	—	(0.26)
Year Ended October 31, 2011	11.23	0.19		0.08	0.27	(0.13)	—		—	(0.13)
Year Ended October 31, 2010	10.77	0.15	(c)	0.42	0.57	(0.01)	—		(0.10)	(0.11)
Year Ended October 31, 2009	9.34	0.22		1.53	1.75	(0.32)	—		—	(0.32)
Year Ended October 31, 2008	10.59	0.32		(1.18)	(0.86)	(0.39)	—		—	(0.39)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2012

				Ratios/Supplemental data
					Ratios to average net assets
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate*

$—		$11.16	0.78%	$21,105	0.76%	1.33%	1.19%	91%
—	(d)	11.34	2.24	7,551	0.77	1.59	1.19	28
—	(d)	11.20	5.18	5,203	0.77	1.20	1.25	75
—		10.74	18.55	231	1.10	1.92	4.00	71
—		9.34	(8.66)	194	1.14	2.80	3.62	68

—		10.99	0.05	1,066	1.51	0.60	1.69	91
—	(d)	11.24	1.40	1,255	1.52	0.81	1.69	28
—	(d)	11.12	4.44	891	1.52	0.39	1.80	75
—		10.67	17.86	227	1.75	1.27	4.50	71
—		9.32	(9.28)	193	1.75	2.09	4.09	68

—		11.21	0.98	1,322,821	0.56	1.53	0.94	91
—	(d)	11.37	2.43	1,923,821	0.57	1.77	0.94	28
—	(d)	11.23	5.32	970,939	0.57	1.38	0.99	75
—		10.77	18.96	5,221	0.85	2.17	3.75	71
—		9.34	(8.52)	4,389	0.89	3.05	3.37	68

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Ex-G4 Currency Strategies Fund	Class A, Class C and Select Class	Non-Diversified
International Currency Income Fund	Class A, Class C and Select Class	Non-Diversified

The investment objective of Ex-G4 Currency Strategies Fund is to seek to provide total return.

The investment objective of International Currency Income Fund is to seek to provide a high total return primarily from a portfolio of fixed income and other debt securities denominated in foreign currencies.

Ex-G4 Currency Strategies Fund commenced operations on November 30, 2011.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2012

The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Ex-G4 Currency Strategies Fund

	Level 1 Quote prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$46,361	$71,247	$—	$117,608

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$443	$—	$443

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(468)	$—	$(468)

International Currency Income Fund
	Level 1 Quote prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$219,153	$1,104,211	$—	$1,323,364

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$3,891	$—	$3,891

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(2,548)	$—	$(2,548)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for country specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the period ended October 31, 2012.

B. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchases of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

C. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of October 31, 2012, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A under the Securities Act.

As of October 31, 2012, the Funds did not hold any illiquid securities.

D. Forward Foreign Currency Exchange Contracts — The Funds use forward foreign currency exchange contracts, including non-deliverable forwards, mainly as a substitute for securities in which the Funds can invest, to increase income or gain to the Funds and to hedge or manage the Funds’ exposure to foreign currency risks associated with portfolio investments. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the period ended October 31, 2012 (amounts in thousands):

	Ex-G4 Currency Strategies Fund		International Currency Income Fund
Forward Foreign Currency Exchange Contracts
Average Settlement Value Purchased	$43,418	(a)	$734,535
Average Settlement Value Sold	13,256	(a)	439,456
Ending Settlement Value Purchased	72,080		570,135
Ending Settlement Value Sold	27,020		359,566

(a)	Average for the period December 1, 2011 through October 31, 2012.

E. Summary of Derivatives Information — The following tables present the value of derivatives held as of October 31, 2012, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Ex-G4 Currency Strategies Fund

Derivative Contract	Statements of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign Exchange Contracts	Receivables	$443

Liabilities:
Foreign Exchange Contracts	Payables	$(468)

International Currency Income Fund

Derivative Contract	Statements of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign Exchange Contracts	Receivables	$3,891

Liabilities:
Foreign Exchange Contracts	Payables	$(2,548)

30	J.P. MORGAN FUNDS	OCTOBER 31, 2012

The following tables present the effect of derivatives on the Statements of Operations for the period ended October 31, 2012, by primary underlying risk exposure (amounts in thousands):

Ex-G4 Currency Strategies Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$524

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(25)

International Currency Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$23,981

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$3,891

The Funds’ derivatives contracts held at October 31, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

F. Offering and Organizational Costs — Total offering costs of approximately $68,000 paid in connection with the offering of shares of the Ex-G4 Currency Strategies Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations and are included as part of Professional fees in the Statements of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net

OCTOBER 31, 2012	J.P. MORGAN FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Ex-G4 Currency Strategies Fund	$—	(a)	$(83)	$83
International Currency Income Fund	(5,214)		(26,956)	32,170

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to foreign currency gains or losses, distribution reclassifications (International Currency Income Fund) and taxable overdistributions (International Currency Income Fund).

L. Redemption Fees — Prior to May 2, 2011, shares of the International Currency Income Fund held for less than 60 days were generally subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees were paid directly to the International Currency Income Fund and were credited to Paid–in-Capital. Effective May 2, 2011, shares of the International Currency Income Fund are no longer subject to a redemption fee regardless of how long such shares have been held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of each Fund’s respective average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended October 31, 2012, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Ex-G4 Currency Strategies Fund	0.25%	0.75%
International Currency Income Fund	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended October 31, 2012, the Distributor retained the following amounts (in thousands):

Front-end Sales Charge
International Currency Income Fund	$1

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Select Class
Ex-G4 Currency Strategies Fund	0.25%	0.25%	0.25%
International Currency Income Fund	0.25	0.25	0.25

32	J.P. MORGAN FUNDS	OCTOBER 31, 2012

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Select Class
Ex-G4 Currency Strategies Fund	0.80%	1.55%	0.60%
International Currency Income Fund	0.80	1.55	0.60

The expense limitation agreements were in effect for the period ended October 31, 2012. The contractual expense limitation percentages in the table above are in place until at least February 28, 2013.

For the period ended October 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Ex-G4 Currency Strategies Fund	$189	$48	$111	$348	$56
International Currency Income Fund	1,318	1,037	3,355	5,710	—

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the period ended October 31, 2012 were as follows (amounts in thousands):

Ex-G4 Currency Strategies Fund	$39
International Currency Income Fund	627

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended October 31, 2012, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the period ended October 31, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

4. Investment Transactions

During the period ended October 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Ex-G4 Currency Strategies Fund	$64,095	$6,858
International Currency Income Fund	848,789	902,750

During the period ended October 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Ex-G4 Currency Strategies Fund	$117,146	$985	$523	$462
International Currency Income Fund	1,330,216	11,450	18,302	(6,852)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and bonds trading with interest in their price (International Currency Income Fund).

The tax character of distributions paid during the fiscal period ended October 31, 2012 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Ex-G4 Currency Strategies Fund	$79	$—	$79
International Currency Income Fund	45,141	37	45,178

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
International Currency Income Fund	$18,865	$18,865

As of October 31, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Ex-G4 Currency Strategies Fund	$1,098	$—	$296
International Currency Income Fund	—	(124)	(7,548)

The cumulative timing differences primarily consist of wash sale loss deferrals, trustee deferred compensation (International Currency Income Fund), mark to market of forward foreign currency exchange contracts (International Currency Income Fund) and bonds trading with interest in their price (International Currency Income Fund).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2012, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
International Currency Income Fund	$—	$124

As of October 31, 2012, the Funds did not have any pre-enactment net capital loss carryforwards.

34	J.P. MORGAN FUNDS	OCTOBER 31, 2012

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2012, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2012, substantially all of the Funds’ net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Ex-G4 Currency Strategies Fund and JPMorgan International Currency Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Currency Income Fund (a separate Fund of JPMorgan Trust I) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and the financial position of JPMorgan Ex-G4 Currency Strategies Fund (a separate Fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period November 30, 2011 (commencement of operations) through October 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2012

36	J.P. MORGAN FUNDS	OCTOBER 31, 2012

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	168	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	168	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	168	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	168	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	168	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	168	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	168	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	168	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	168	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

OCTOBER 31, 2012	J.P. MORGAN FUNDS	37

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	168	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	168	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	168	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	168	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Messrs. Armstrong, Reid, and Spalding are retiring from the Board of Trustees effective December 31, 2012. The other Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (168 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

38	J.P. MORGAN FUNDS	OCTOBER 31, 2012

In order to fill the vacancies created by the retirement of Messrs. Reid, Armstrong, and Spalding effective December 31, 2012, the Board appointed Mary E. Martinez and Mitchell M. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013. Information about Ms. Martinez, Mr. Merin, and Ms. Pardo is set forth below:

Name (Year of Birth)	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years

Mary E. Martinez (1960)	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Mitchell M. Merin (1953)	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

Marian U. Pardo* (1946)	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

*	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she will irrevocably waive effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which will end on January 1, 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	39

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

40	J.P. MORGAN FUNDS	OCTOBER 31, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2012, and continued to hold your shares at the end of the reporting period, October 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Ex-G4 Currency Strategies Fund
Class A
Actual	$1,000.00	$1,004.90	$3.58	0.71%
Hypothetical	1,000.00	1,021.57	3.61	0.71
Class C
Actual	1,000.00	1,002.00	7.40	1.47
Hypothetical	1,000.00	1,017.75	7.46	1.47
Select Class
Actual	1,000.00	1,006.90	2.62	0.52
Hypothetical	1,000.00	1,022.52	2.64	0.52

International Currency Income Fund
Class A
Actual	1,000.00	1,005.40	3.83	0.76
Hypothetical	1,000.00	1,021.32	3.86	0.76
Class C
Actual	1,000.00	1,001.80	7.60	1.51
Hypothetical	1,000.00	1,017.55	7.66	1.51
Select Class
Actual	1,000.00	1,006.30	2.82	0.56
Hypothetical	1,000.00	1,022.32	2.85	0.56

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OCTOBER 31, 2012	J.P. MORGAN FUNDS	41

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approvals. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider

42	J.P. MORGAN FUNDS	OCTOBER 31, 2012

and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Funds does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for J.P. Morgan Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those J.P. Morgan Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one- and three-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part

OCTOBER 31, 2012	J.P. MORGAN FUNDS	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the performance of the Ex-G4 Currency Strategies Fund since its inception on November 30, 2011 as compared with that of its benchmark index through December 31, 2011. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the International Currency Income Fund’s performance was in the fifth quintile for Class A shares and in the fifth and fourth quintiles for Select Class shares for the one- and three-year periods ended December 31, 2011, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the fixed income subcommittee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Funds to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Funds and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Ex-G4 Currency Strategies Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Currency Income Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for both Class A and Select Class Shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

44	J.P. MORGAN FUNDS	OCTOBER 31, 2012

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Ex-G4 Currency Strategies Fund	$79
International Currency Income Fund	45,141

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2012, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Ex-G4 Currency Strategies Fund	$1,756	$12
International Currency Income Fund	53,449	970

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December, 2012. These shareholders will receive more detailed information along with 2012 Form 1099-DIV.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	45

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. October 2012.	AN-CUR-1012

Annual Report

Highbridge Funds

October 31, 2012

Highbridge Dynamic Commodities Strategy Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 26, 2012

Dear Shareholder:

Global equity markets continued to seesaw against an uncertain macroeconomic and geopolitical backdrop. In the U.S., improving economic data has been overshadowed by the pending “fiscal cliff.” Concerns about a potential economic “hard landing” in China remain, while escalating tension in the Middle East recently resulted in a conflict between Israel and Hamas, exacerbating fears about the stability of the region. Europe’s debt crisis continues and global equity prices have fluctuated with investors’ changing perception about the viability of corrective actions taken by the European Central Bank.

“The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors.”

Despite these sharp swings in market momentum, stocks in most parts of the world posted positive returns for the twelve months ended October 31, 2012. Accommodative monetary policies have been a significant catalyst for the positive returns for stocks during the past year and continue to keep yields at historically low levels. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging markets debt in search of higher yielding securities. Higher demand for these securities as well as positive fundamentals led to positive returns for high yield bonds and emerging markets debt during the 12 months ended October 31, 2012.

U.S. Treasury yields remain low while U.S. stocks outperform

Real yields are negative on many parts of the yield curve, meaning that the payment that investors will receive from these bonds is less than the expected rate of inflation. Holders of these securities are willing to see the purchasing power of their money decline in order to access the perceived safety of U.S. Treasury securities, likely a reflection of the elevated level of uncertainty among investors. The yield for 10-year U.S. Treasury securities ended October 2012 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 2.9%, respectively.

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended

October 31, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks, which were weighed down by Europe’s ongoing debt crisis and concerns about an economic “hard landing” in China.

Emerging markets: An evolving asset class

While the Chinese economy rightfully commands a large amount of attention from emerging markets investors, the asset class encompasses a wide range of countries with diverse cultural and political standards and evolving industries. Changes to local political administrations and economic policies can alter the investment landscape of an emerging market. For example, recently elected Mexican president Pena Nieto has pledged to focus on energy, labor and tax reforms, which has attracted more foreign investors who welcome the proposed business-friendly changes. On the other side of the spectrum, Russia’s recent presidential election has elevated geopolitical risk and therefore lowered the willingness of investors to invest in local Russian companies.

The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors. The volatility and differences in emerging markets can also create attractive investment opportunities for active managers with the resources in place to monitor disparate emerging economies and the companies that operate in them.

Emerging markets securities can be a valuable tool for investors as they construct their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	1

Highbridge Dynamic Commodities Strategy Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(15.75)%
Dow Jones-UBS Commodity Index Total Return	(4.44)%

Net Assets as of 10/31/2012 (In Thousands)	$1,968,001

INVESTMENT OBJECTIVE**

The Highbridge Dynamic Commodities Strategy Fund (the “Fund”) seeks long-term total return.

INVESTMENT APPROACH

The Fund’s portfolio managers use a systematic and fundamental investment approach that utilizes a proprietary quantitative model with an emphasis on risk management.

The Fund’s commodity weightings reflect the Fund’s portfolio managers’ analysis of macroeconomic influences, supply and demand levels, the impact of historical commodity prices, the relationships between various commodities and risk assessments.

The Fund employs a unique risk management process that includes both a volatility target and a drawdown management process, which decreases (increases) the risk target as a function of negative (positive) portfolio performance.

The Fund’s approach is unconstrained versus the Dow Jones-UBS Commodity Index Total Return (the “Benchmark”), an index of commodities.

HOW DID THE COMMODITIES MARKET PERFORM DURING THE REPORTING PERIOD?

The Benchmark returned -4.44% for the twelve months ended October 31, 2012. With the exception of agriculture, all of the Benchmark’s sectors generated negative performance during this time period. The agriculture sector benefitted from the significant rally in the grains sector, which occurred during June and July, as severe heat and drought conditions impacted key growing areas in the Midwestern United States. The energy sector was the largest detractor from performance of the Benchmark. Natural gas sold off, from late 2011 through mid-April, we believe as a result of warmer-than-expected winter weather and continued record gas volumes in storage. Throughout the twelve months, industrial metals traded in-line with the risk-on/risk-off environment, rallying during the first quarter and September, but generated negative performance for the period. Finally, the softs sector detracted from the Benchmark’s performance, in our view, as a result of robust production.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Benchmark for the twelve months ended October 31, 2012. Positioning in agriculture, specifically the grains sector, was the primary driver of the Fund’s relative underperformance. Overall exposure to the grains sector was below that of the Benchmark, due to the Fund’s bearish positioning in corn and wheat, as severe heat and drought conditions emerged during June. The Fund’s portfolio managers’ views for wheat and corn improved with the evolving fundamentals, from bearish to bullish, but the Fund did not fully participate in the significant rally which occurred during June and July. Subsequently, the Fund’s overweight positioning in the grains sector detracted during September and October as the sector sold off due, in part, to a less bearish than expected supply report from the USDA and favorable expectations for the crop in South America.

The Fund’s positioning in the energy sector, in particular the underweight in natural gas, was a strong contributor to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund invested in a wholly-owned subsidiary that invested in commodity-linked derivative instruments and provided exposure to the investment returns of the commodities markets without investing directly in physical commodities. The Fund also invested in a portfolio of high-quality fixed income securities, such as commercial paper or other short-term instruments that generally had a weighted average maturity of 90-days or less.

Dispersion of returns among commodities and within sectors has been high, presenting opportunities for active commodity selection. At the end of the reporting period, the Fund was overweight the precious metals and financial commodities sector and underweight the energy and industrial metals sectors. Market volatility remained higher than normal but decreased from levels witnessed during the fourth quarter of 2011 and earlier in the summer.

2	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

CASH INVESTMENTS***
U.S. Government Agency Securities	60.9%
Investment Companies	28.9
Repurchase Agreements	5.6
U.S. Treasury Securities	4.6

PORTFOLIO COMPOSITION BY COUNTRY***
United States	100.0%

NET COMMODITY EXPOSURE****
Agriculture	46.1%
Precious Metals	25.6
Energy	22.5
Industrial Metals	-6.4

TOTAL COMMODITY EXPOSURE****
Total Net Exposure	87.8%
Total Gross Exposure	126.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s portfolio composition is subject to change.
****	The Fund’s net exposure equals the value of the Fund’s long positions minus the short positions. The Fund’s gross exposure equals the sum of the Fund’s long positions and short positions (adjusted for offsetting positions). Exposures are calculated as the notional value of the Fund’s derivative positions as a percentage of net assets.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	3

Highbridge Dynamic Commodities Strategy Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	1/13/10
Without Sales Charge		(15.99)%	2.86%
With Sales Charge*		(20.40)	0.90
CLASS C SHARES	1/13/10
Without CDSC		(16.42)	2.37
With CDSC**		(17.42)	2.37
CLASS R5 SHARES	11/30/10	(15.57)	3.30
SELECT CLASS SHARES	1/13/10	(15.75)	3.14

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/13/2010 TO 10/31/2012)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 13, 2010.

Returns for Class R5 Shares prior to its inception date were based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been higher than those shown because Class R5 Shares have lower expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the Highbridge Dynamic Commodities Strategy Fund, the Dow Jones-UBS Commodity Index Total Return and the Lipper Commodities General Funds Average from January 13, 2010 to October 31, 2012. The performance of the Lipper Commodities General Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions if any, and does not include a sales charge. The performance of the Dow Jones-UBS Commodity Index Total Return does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain dis-

tributions of securities included in the benchmark. The performance of the Lipper Commodities General Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Dow Jones-UBS Commodity Index Total Return is composed of futures contracts on 19 physical commodities. Investors cannot invest directly in an index. The Lipper Commodities General Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Subsequent to the inception date of the Fund through March 10, 2010, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

Highbridge Dynamic Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — 5.7%
56,000	Deutsche Bank AG, 0.280%, dated 10/31/12, due 11/01/12, repurchase price $56,000, collateralized by U.S. Treasury Notes, 2.250%, 01/31/2015 with a value of $57,120	56,000
56,020	UBS Warburg LLC, 0.300%, dated 10/31/12, due 11/01/12, repurchase price $56,020, collateralized by U.S. Treasury Notes, 2.375%, 09/30/2014 with a value of $57,140	56,020

	Total Repurchase Agreements (Cost $112,020)	112,020

U.S. Government Agency Securities — 61.7%
	Federal Farm Credit Bank,
12,000	DN, 0.150%, 11/16/12 (n)	12,000
5,750	DN, 0.190%, 03/11/13 (n)	5,747
	Federal Home Loan Bank,
68,250	DN, 0.075%, 11/21/12 (n)	68,247
80,300	DN, 0.110%, 11/30/12 (n)	80,296
96,285	DN, 0.127%, 11/16/12 (n)	96,280
60,519	DN, 0.130%, 11/23/12 (n)	60,516
42,871	DN, 0.130%, 12/07/12 (n)	42,868
163,950	DN, 0.132%, 12/21/12 (n)	163,926
64,803	DN, 0.150%, 01/23/13 (m) (n)	64,785
50,600	0.150%, 02/06/13	50,599
49,549	DN, 0.160%, 11/08/12 (n)	49,548
25,000	0.160%, 02/08/13	25,000
30,000	0.200%, 11/07/12	30,000
10,000	0.200%, 03/05/13	10,001
3,450	DN, 0.200%, 04/08/13 (m) (n)	3,448
25,000	0.230%, 05/10/13	25,005
	Federal Home Loan Mortgage Corp.,
77,745	DN, 0.124%, 12/03/12 (m) (n)	77,740
61,284	DN, 0.150%, 12/31/12 (m) (n)	61,275
23,900	DN, 0.175%, 01/08/13 (m) (n)	23,895
	Federal National Mortgage Association,
40,000	DN, 0.130%, 11/28/12 (m) (n)	39,999
4,566	DN, 0.130%, 12/05/12 (m) (n)	4,566
56,446	DN, 0.155%, 02/06/13 (m) (n)	56,428

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

45,755	DN, 0.160%, 01/16/13 (m) (n)	45,744
17,000	DN, 0.170%, 01/02/13 (m) (n)	16,996
50,000	DN, 0.175%, 12/19/12 (m) (n)	49,994
25,000	VAR, 0.380%, 11/23/12 (m)	25,003
1,573	0.750%, 02/26/13 (m)	1,576
23,750	1.750%, 02/22/13 (m)	23,866

	Total U.S. Government Agency Securities (Cost $1,215,275)	1,215,348

U.S. Treasury Obligations — 4.7%
	U.S. Treasury Notes,
10,000	0.125%, 09/30/13 (m)	9,993
17,000	1.125%, 06/15/13 (m)	17,098
20,000	1.375%, 01/15/13 (m)	20,050
14,000	1.375%, 02/15/13 (m)	14,049
10,000	3.125%, 04/30/13 (m)	10,146
10,000	3.125%, 08/31/13 (m)	10,241
10,000	3.375%, 06/30/13 (m)	10,210

	Total U.S. Treasury Obligations (Cost $91,774)	91,787

SHARES
Investment Companies — 29.3%
37,365	JPMorgan Prime Money Market Fund, Agency Class Shares, 0.06% (b) (l) †	37,365
440,411	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.11% (b) (l) †	440,411
97,985	JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class Shares, 0.01% (b) (l) †	97,985

	Total Investment Companies (Cost $575,761)	575,761

	Total Investments — 101.4% (Cost $1,994,830)	1,994,916
	Liabilities in Excess of Other Assets — (1.4)%	(26,915)

	NET ASSETS — 100.0%	$1,968,001

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
5,670	Australian Dollar	12/17/12	$586,278	$1,110

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	5

Highbridge Dynamic Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in thousands)

Return Swaps on Commodities
SWAP COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE*	VALUE
Newedge USA, LLC
	Long Positions
	NYBOT-ICE Sugar #11 (World) March 2013 Futures	02/20/13	$83,999	$(8,364)
	CME Live Cattle December 2012 Futures	11/30/12	141,086	(507)
	CBOT Corn December 2012 Futures	11/21/12	287,185	918
	CBOT Soybean Meal December 2012 Futures	11/21/12	70,498	2,106
	CBOT Wheat December 2012 Futures	11/21/12	118,091	(1,157)
	NYMEX Natural Gas December 2012 Futures	11/20/12	128,851	(2,390)
	NYBOT-ICE Cocoa December 2012 Futures	11/07/12	6,997	(744)

	Short Positions
	NYBOT-ICE Coffee ‘C’ December 2012 Futures	11/12/12	27,895	2,430
	NYMEX WTI Crude Oil December 2012 Futures	11/09/12	165,926	11,033

				$3,325

Jefferies Bache Financial Services, Inc.
	Long Positions
	CBOT Soybean January 2013 Futures	01/14/13	$136,212	$(66)
	NYMEX Gasoline RBOB December 2012 Futures	12/30/12	267,123	(15,883)
	NYMEX Heating Oil December 2012 Futures	12/30/12	212,346	(118)
	COMEX Gold 100 oz. December 2012 Futures	12/27/12	305,828	(8,929)
	COMEX Silver December 2012 Futures	12/27/12	198,582	(3,975)
	LME Copper December 2012 Futures	12/19/12	7,760	59
	LME Primary Aluminum December 2012 Futures	12/19/12	16,862	(319)
	CBOT Soybean Meal December 2012 Futures	12/14/12	24,254	121
	NYBOT-ICE Cocoa December 2012 Futures	12/13/12	100,487	(6,971)

	Short Positions
	COMEX Copper December 2012 Futures	12/27/12	42,298	1,083
	LME Lead December 2012 Futures	12/19/12	70,606	1,288
	LME Nickel December 2012 Futures	12/19/12	21,044	(268)
	LME Zinc December 2012 Futures	12/19/12	17,589	(379)
	CME Lean Hogs December 2012 Futures	12/14/12	7,045	(19)
	NYBOT-ICE Cotton No.2 December 2012 Futures	12/06/12	26,066	614

				$(33,762)

Total				$(30,437)

Return Swaps on Commodity Indices
SWAP COUNTERPARTY	REFERENCED OBLIGATION	RATE	TERMINATION DATE	NOTIONAL VALUE*	VALUE
Union Bank of Switzerland	Dow Jones — UBS Commodity Index	0.15%	11/21/12	$288,917	$(8,195)

SEE NOTES TO FINANCIAL STATEMENTS.

6	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

CBOT	— Chicago Board of Trade
CME	— Chicago Mercantile Exchange
COMEX	— Commodity Exchange, Inc.
DN	— Discount Notes
LME	— London Metal Exchange
NYBOT-ICE	— New York Board of Trade — IntercontinentalExchange, Inc.
NYMEX	— New York Mercantile Exchange
RBOB	— Reformulated gasoline blendstock for oxygen blending
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2012.
WTI	— West Texas Intermediate

*	— Notional value is the total value of the underlying commodity futures contracts.
†	— Approximately $243,710,000 of the investments are restricted and pledged as collateral for swaps to various brokers.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of October 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	7

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2012

(Amounts in thousands, except per share amounts)

Highbridge Dynamic Commodities Strategy Fund
ASSETS:
Investments in non-affiliates, at value	$1,419,155
Investments in affiliates, at value	332,051
Investments in affiliates — restricted, at value	243,710

Total investment securities, at value	1,994,916
Cash	1,214
Deposits at broker for futures contracts	11,464
Receivable from broker for swap contracts	41,596
Receivables:
Fund shares sold	6,451
Variation margin on futures contracts	818
Interest from non-affiliates	580
Dividends from affiliates	45
Outstanding swap contracts, at value	19,652

Total Assets	2,076,736

LIABILITIES:
Payables:
Due to broker for swap contracts	39,733
Investment securities purchased	12
Fund shares redeemed	8,189
Outstanding swap contracts, at value	58,284
Accrued liabilities:
Investment advisory fees	1,442
Administration fees	189
Shareholder servicing fees	411
Distribution fees	68
Custodian and accounting fees	27
Trustees’ and Chief Compliance Officer’s fees	1
Other	379

Total Liabilities	108,735

Net Assets	$1,968,001

SEE NOTES TO FINANCIAL STATEMENTS.

8	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

Highbridge Dynamic Commodities Strategy Fund
NET ASSETS:
Paid-in-capital	$2,073,154
Accumulated undistributed (distributions in excess of) net investment income	(32,864)
Accumulated net realized gains (losses)	(34,853)
Net unrealized appreciation (depreciation)	(37,436)

Total Net Assets	$1,968,001

Net Assets:
Class A	$149,625
Class C	52,417
Class R5	133,815
Select Class	1,632,144

Total	$1,968,001

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	9,885
Class C	3,497
Class R5	8,774
Select Class	107,272

Net Asset Value(a):
Class A — Redemption price per share	$15.14
Class C — Offering price per share(b)	14.99
Class R5 — Offering and redemption price per share	15.25
Select Class — Offering and redemption price per share	15.22
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.98

Cost of investments in non-affiliates	$1,419,069
Cost of investments in affiliates	332,051
Cost of investments in affiliates — restricted	243,710

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	9

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2012

(Amounts in thousands)

Highbridge Dynamic Commodities Strategy Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1,944
Dividend income from affiliates	796

Total investment income	2,740

EXPENSES:
Investment advisory fees	28,279
Administration fees	2,533
Distribution fees:
Class A	493
Class C	549
Shareholder servicing fees:
Class A	493
Class C	183
Class R5	60
Select Class	4,816
Custodian and accounting fees	194
Interest expense to non-affiliates (See Note 2.C.)	317
Interest expense to affiliates	9
Professional fees	122
Trustees’ and Chief Compliance Officer’s fees	30
Printing and mailing costs	157
Registration and filing fees	119
Transfer agent fees	843
Other	86

Total expenses	39,283

Less amounts waived	(7,850)
Less earnings credits	(2)

Net expenses	31,431

Net investment income (loss)	(28,691)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1
Futures	4,854
Swaps	(319,252)

Net realized gain (loss)	(314,397)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(75)
Futures	(37,394)
Swaps	(14,185)

Change in net unrealized appreciation/depreciation	(51,654)

Net realized/unrealized gains (losses)	(366,051)

Change in net assets resulting from operations	$(394,742)

SEE NOTES TO FINANCIAL STATEMENTS.

10	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Highbridge Dynamic Commodities Strategy Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(28,691)	$(25,596)
Net realized gain (loss)	(314,397)	(36,051)
Change in net unrealized appreciation/depreciation	(51,654)	(31,410)

Change in net assets resulting from operations	(394,742)	(93,057)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(10,567)	—
From net realized gains	(1,399)	(1,104)
Class C
From net investment income	(3,283)	—
From net realized gains	(481)	(381)
Class R5 (a)
From net investment income	(4,767)	—
From net realized gains	(567)	(53)
Select Class
From net investment income	(88,408)	—
From net realized gains	(11,111)	(12,186)

Total distributions to shareholders	(120,583)	(13,724)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(20,396)	2,125,091

NET ASSETS:
Change in net assets	(535,721)	2,018,310
Beginning of period	2,503,722	485,412

End of period	$1,968,001	$2,503,722

Accumulated undistributed (distributions in excess of) net investment income	$(32,864)	$(13,832)

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	11

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Highbridge Dynamic Commodities Strategy Fund
	Year Ended 10/31/2012	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$103,939	$362,022
Dividends and distributions reinvested	11,165	1,024
Cost of shares redeemed	(184,417)	(122,922)
Redemption fees	—	18

Change in net assets resulting from Class A capital transactions	$(69,313)	$240,142

Class C
Proceeds from shares issued	$6,457	$98,317
Dividends and distributions reinvested	3,165	352
Cost of shares redeemed	(31,262)	(12,267)
Redemption fees	—	6

Change in net assets resulting from Class C capital transactions	$(21,640)	$86,408

Class R5 (a)
Proceeds from shares issued	$93,156	$117,973
Dividends and distributions reinvested	5,334	53
Cost of shares redeemed	(29,546)	(22,728)
Redemption fees	—	5

Change in net assets resulting from Class R5 capital transactions	$68,944	$95,303

Select Class
Proceeds from shares issued	$829,480	$2,016,237
Dividends and distributions reinvested	29,474	3,477
Cost of shares redeemed	(857,341)	(316,626)
Redemption fees	—	150

Change in net assets resulting from Select Class capital transactions	$1,613	$1,703,238

Total change in net assets resulting from capital transactions	$(20,396)	$2,125,091

SHARE TRANSACTIONS:
Class A
Issued	6,013	17,869
Reinvested	651	55
Redeemed	(10,611)	(6,221)

Change in Class A Shares	(3,947)	11,703

Class C
Issued	378	4,856
Reinvested	186	19
Redeemed	(1,866)	(627)

Change in Class C Shares	(1,302)	4,248

Class R5 (a)
Issued	5,387	5,984
Reinvested	310	3
Redeemed	(1,771)	(1,139)

Change in Class R5 Shares	3,926	4,848

Select Class
Issued	47,814	99,670
Reinvested	1,714	187
Redeemed	(50,455)	(16,033)

Change in Select Class Shares	(927)	83,824

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

12	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	13

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Highbridge Dynamic Commodities Strategy Fund
Class A
Year Ended October 31, 2012	$18.94	(0.25	)(e)	$(2.67)	$(2.92)	$(0.78)	$(0.10)	$(0.88)	$—
Year Ended October 31, 2011	17.90	(0.31	)(e)	1.72	1.41	—	(0.37)	(0.37)	—	(f)
January 13, 2010(g) through October 31, 2010	15.00	(0.17	)(e)	3.07	2.90	—	—	—	—	(f)

Class C
Year Ended October 31, 2012	18.78	(0.34	)(e)	(2.64)	(2.98)	(0.71)	(0.10)	(0.81)	—
Year Ended October 31, 2011	17.84	(0.41	)(e)	1.72	1.31	—	(0.37)	(0.37)	—	(f)
January 13, 2010(g) through October 31, 2010	15.00	(0.23	)(e)	3.07	2.84	—	—	—	—	(f)

Class R5
Year Ended October 31, 2012	19.07	(0.17	)(e)	(2.70)	(2.87)	(0.85)	(0.10)	(0.95)	—
November 30, 2010(h) through October 31, 2011	17.86	(0.20	)(e)	1.78	1.58	—	(0.37)	(0.37)	—	(f)

Select Class
Year Ended October 31, 2012	19.03	(0.21	)(e)	(2.68)	(2.89)	(0.82)	(0.10)	(0.92)	—
Year Ended October 31, 2011	17.95	(0.26	)(e)	1.71	1.45	—	(0.37)	(0.37)	—	(f)
January 13, 2010(g) through October 31, 2010	15.00	(0.14	)(e)	3.09	2.95	—	—	—	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.
(h)	Commencement of offering of class of shares.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

14	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate* (b)

$15.14	(15.93)%	$149,625	1.59%	(1.48)%	1.91%	45%
18.94	7.94	261,952	1.64	(1.54)	1.90	16
17.90	19.33	38,127	1.64	(1.39)	2.26	0

14.99	(16.37)	52,417	2.09	(1.97)	2.41	45
18.78	7.40	90,107	2.14	(2.04)	2.40	16
17.84	18.93	9,832	2.14	(1.88)	2.71	0

15.25	(15.57)	133,815	1.10	(0.98)	1.46	45
19.07	8.92	92,441	1.19	(1.09)	1.47	16

15.22	(15.70)	1,632,144	1.32	(1.20)	1.66	45
19.03	8.15	2,059,222	1.39	(1.29)	1.65	16
17.95	19.67	437,453	1.39	(1.14)	2.15	0

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Highbridge Dynamic Commodities Strategy Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

The investment objective of the Fund is to seek to provide long-term total return.

Class R5 Shares commenced operations on November 30, 2010.

During the period May 2, 2011 through August 1, 2012, the Fund was publicly offered on a limited basis.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

Basis for Consolidation for the Fund

HCM Commodities Strategy Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 18, 2009 and is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectus. As of October 31, 2012, net assets of the Fund were approximately $1,968,001,000 of which approximately $432,953,000, or approximately 22.0%, represented the Fund’s ownership of the shares of the Subsidiary. The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The financial statements include the accounts of the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps (except return swaps on commodities as described in Note 2.C.) and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Fund’s

16	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the CSOI (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$575,761	$1,419,155	$—	$1,994,916

Appreciation in Other Financial Instruments
Futures Contracts	$1,110	$—	$—	$1,110
Return Swaps	—	19,652	—	19,652

Total Appreciation in Other Financial Instruments	$1,110	$19,652	$—	$20,762

Depreciation in Other Financial Instruments
Return Swaps	$—	$(58,284)	$—	$(58,284)

(a)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the CSOI. Level 1 consists of three affiliated money market mutual funds, which are held for daily investments of cash and as an investment of cash collateral for swaps. Please refer to the CSOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 for the year ended October 31, 2012.

B. Futures Contracts — The Fund uses commodity and foreign exchange futures contracts to obtain long and short exposure to the underlying commodities markets.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Consolidated Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the CSOI and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Consolidated Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges (i.e., NYMEX), boards of trade or other platforms (e.g., Clearport). The exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. For trades executed on other platforms, these futures contracts must be offset on the same platform in which they were executed; therefore liquidity risk exists to the extent there is a lack of a liquid market for these contracts allowing the fund to close out its position. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended October 31, 2012 (amounts in thousands):

Futures Contracts:
Average Notional Balance Long	$959,166
Average Notional Balance Short	111,088	(a)
Ending Notional Balance Long	586,278
Ending Notional Balance Short	—

(a)	For the periods November 1, 2011 through November 30, 2011 and May 1, 2012 through May 31, 2012.

C. Return Swaps on Commodities and Commodity Indices — The Fund uses return swaps on commodities futures and commodity futures indices to obtain long and short exposure to commodities markets. The value of a swap agreement is recorded at the beginning of the measurement period. Swap values are based on the values of underlying futures contracts, using the last sale or closing price from the principal exchange on which the contract is traded. Under some circumstances, commodity futures exchanges may establish daily limits on the amount that the price of a commodity futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions. Change in swap values is recorded as change in net unrealized appreciation or depreciation — swaps on the Consolidated Statement of Operations. Realized gain or loss is recorded upon termination of a swap and is based on the difference between the contract price and market price of the underlying instrument or when an offsetting position is entered into. Return swaps on commodity indices are subject to monthly resets. Realized gain or loss is recorded on reset date of the swap and is based on the difference between contract and market price of underlying instrument.

Upon entering into a swap, the Fund is required to post an initial collateral amount (referred to as “Independent Amount”), as defined in the swap agreement. Independent Amounts are posted to segregated accounts at the Fund’s custodian. The Fund is required to post additional collateral to the segregated accounts, for the benefit of counterparties, as applicable, for mark to market losses on swaps. Balances in segregated accounts are invested in affiliated money market funds (see Note 3.F. for reimbursements regarding cash collateral amounts invested in these funds). Collateral invested in affiliated money market funds as of October 31, 2012 was approximately $243,710,000 which is reported on the Consolidated Statement of Assets and Liabilities as Investments in affiliates — restricted.

The Fund pays a monthly financing charge to one counterparty, which is calculated based on the average balance of the segregated account excluding Independent Amounts, for the benefit of that counterparty, and a LIBOR-based rate. This amount is recorded as Interest expense on the Consolidated Statement of Operations.

The Fund is entitled to receive cash from counterparties as collateral for mark to market gains on swap contracts. When the Fund receives such cash collateral, a corresponding liability is recorded, and included in Due to broker for swap contracts on the Consolidated Statement of Assets and Liabilities.

Daily movement of collateral is subject to minimum threshold amounts.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives, including return swaps, also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value as recorded in the Consolidated Statement of Assets and Liabilities.

The Fund’s activities in return swaps are concentrated with three counterparties. Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The table below discloses the volume of the Fund’s swap activity during the year ended October 31, 2012 (amounts in thousands):

Return Swaps on Commodities:
Average Notional Balance Long	$2,004,803
Average Notional Balance Short	898,406
Ending Notional Balance Long	2,106,161
Ending Notional Balance Short	378,469
Return Swaps on Commodity Indices:
Average Notional Balance Long	$163,493	(a)
Ending Notional Balance Long	288,917

(a)	For the period August 1, 2012 through October 31, 2012.

18	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

D. Summary of Derivatives Information — The following tables present the value of derivatives held as of October 31, 2012, by their primary underlying risk exposure and respective location on the Consolidated Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract	Consolidated Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Swaps
Commodity contracts	Receivables	$—	$19,652
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	1,110	—

Total		$1,110	$19,652

Liabilities:
Commodity contracts	Payables	$—	$(58,284)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the CSOI. The Consolidated Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Consolidated Statement of Operations for the year ended October 31, 2012, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Swaps	Total
Commodity contracts	$1,027	$(319,252)	$(318,225)
Foreign exchange contracts	3,827	—	3,827

Total	$4,854	(319,252)	$(314,398)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Swaps	Total
Commodity contracts	$150	$(14,185)	$(14,035)
Foreign exchange contracts	(37,544)	—	(37,544)

Total	$(37,394)	$(14,185)	$(51,579)

The Fund’s derivatives contracts held at October 31, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

E. Repurchase Agreements — The Fund may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. The Fund requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Consolidated Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the net asset value per share of each class, investment

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(434,884)	$116,684	$318,200

The reclassifications for the Fund relate primarily to net operating loss and Cayman sub taxable loss.

K. Redemption Fees — Prior to May 2, 2011, shares of the Fund held for less than 60 days were generally subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees were paid directly to the Fund and were credited to Paid-in-Capital. Effective May 2, 2011, shares of the Fund are no longer subject to a redemption fee regardless of how long such shares have been held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Fund and the Subsidiary and for such services is paid fees. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 1.00% of the Subsidiary’s average daily net assets.

The Advisor, on behalf of the Subsidiary, has entered into an investment sub-advisory agreement with Highbridge Capital Management, LLC (“HCM”) which is wholly-owned by JPMAM. Under the terms of the sub-advisory agreement, the Advisor pays HCM a monthly sub-advisory fee of 0.75% of the average daily net assets of the Subsidiary.

The Advisor and HCM make the day-to-day investment decisions for the Fund and the Subsidiary, respectively.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2012, the annual effective rate was 0.11% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services, Co. serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

20	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2012, the Distributor retained approximately $7,000 in front-end sales charges and approximately $14,000 in CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund and Subsidiary. The amounts paid directly to JPMCB by the Fund and the subsidiary for custody and accounting services are included in Custodian and accounting fees in the Consolidated Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Consolidated Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Consolidated Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
1.65%	2.15%	1.20%	1.40%

The expense limitation agreement was in effect for the year ended October 31, 2012. The contractual expense limitation percentages in the table above are in place until at least February 28, 2013.

For the year ended October 31, 2012, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$1,829	$176	$2,005

Voluntary Waivers
Investment Advisory	Total
$3,748	$3,748

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive and/or reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund to the extent that the total waivers do not exceed the total fees charged by the advisor, the administrator or shareholder servicing agent. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended October 31, 2012 was approximately $2,097,000.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund or Subsidiary for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Consolidated Statement of Operations.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2012, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the year ended October 31, 2012, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$9,998	$—	$9,992	$4,000

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the Fund’s investment securities, including the Subsidiary, held at October 31, 2012 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,445,499	$87	$487,899	$(487,812)

The tax character of the Fund’s distributions paid during the fiscal year ended October 31, 2012 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$112,450	$8,133	$120,583

The tax character of the Fund’s distributions paid during the fiscal year ended October 31, 2011 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$4,485	$9,239	$13,724

As of October 31, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$—	$(33,740)	$(51,775)

The cumulative timing differences primarily consist of differing treatments of gain/loss recognition for return swaps on commodities and mark to market of futures contracts and late year loss deferral.

For financial reporting purposes, realized gain or loss on return swaps on commodities is recorded upon termination of a swap or when an offsetting position is entered into. For federal income tax purposes, realized gain or loss is recognized when the swap reaches its termination. As a result, there are typically timing differences relating to the differing treatments of gain/loss recognition for return swaps on commodities.

During the year ended October 31, 2012 the Subsidiary had approximately $429 million of losses for tax purposes, which included approximately $121 million of losses from terminated return swaps on commodities recognized for financial reporting purposes in the prior year and excluded approximately $13 million of losses from return swaps on commodities to be recognized for tax purposes when terminated next year. The Subsidiary’s loss for the current year is not available to offset its future taxable income. The approximately $13 million of losses from return swaps on

22	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

commodities to be recognized for tax purposes next year can only be utilized by the Fund to the extent of tax basis realized gains in the Subsidiary in that same year.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2012 the Fund did not have pre-enactment net capital loss carryforwards.

As of October 31, 2012, the Fund had post-enactment net capital loss carryforwards (amounts in thousands):

Capital Loss Carryforward Character
Short-Term	Long-Term
$13,510	$20,230

Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended October 31, 2012, the Funds deferred to November 1, 2012 late year ordinary losses of (amounts in thousands):

Late Year Ordinary Loss
$19,625

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Consolidated Statement of Operations. The Fund had no interest expense as a result of borrowings from another fund or from the unsecured, uncommitted credit facility at October 31, 2012 or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund has an affiliated shareholder that owns a significant portion of the Fund’s outstanding shares.

The Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Fund’s performance.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap contracts.

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is party to derivative contracts governed by an International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions, absent other conditions, allowing the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account.

24	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of Highbridge Dynamic Commodities Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of portfolio investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Highbridge Dynamic Commodities Strategy Fund (a separate Fund of JPMorgan Trust I) and its subsidiary (hereafter referred to as the “Fund”) at October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period January 13, 2010 (commencement of operations) through October 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2012

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	25

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	168	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	168	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	168	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	168	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	168	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	168	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	168	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	168	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	168	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

26	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	168	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	168	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	168	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	168	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present) .

(1)	Messrs. Armstrong, Reid, and Spalding are retiring from the Board of Trustees effective December 31, 2012. The other Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Mofion should continue to serve until December 31, 2014.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (168 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	27

TRUSTEES

(Unaudited) (continued)

In order to fill the vacancies created by the retirement of Messrs. Reid, Armstrong, and Spalding effective December 31, 2012, the Board appointed Mary E. Martinez and Mitchell M. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013. Information about Ms. Martinez, Mr. Merin, and Ms. Pardo is set forth below:

Name (Year of Birth)	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years

Mary E. Martinez (1960)	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007–2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present)

Mitchell M. Merin (1953)	Retired (2005-present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	Director, Sun Life Financial (SLF) (2007-present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

Marian U. Pardo* (1946)	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007–present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present)

*	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she will irrevocably waive effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which will end on January 1, 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

28	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) , Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) , Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	29

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2012, and continued to hold your shares at the end of the reporting period, October 31, 2012.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Highbridge Dynamic Commodities Strategy Fund
Class A
Actual	$1,000.00	$843.90	$7.18	1.55%
Hypothetical	1,000.00	1,017.34	7.86	1.55
Class C
Actual	1,000.00	841.70	9.49	2.05
Hypothetical	1,000.00	1,014.83	10.38	2.05
Class R5
Actual	1,000.00	845.80	4.92	1.06
Hypothetical	1,000.00	1,019.81	5.38	1.06
Select Class
Actual	1,000.00	845.10	5.98	1.29
Hypothetical	1,000.00	1,018.65	6.55	1.29

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

30	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreement and sub-advisory agreement for the Fund whose annual report is contained herein (each an “Advisory Agreement” and, collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreements on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s performance compared to the performance of the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Fund, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memo-

randum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreements.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the applicable one-year period. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund

32	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the second quintile for both Class A and Select Class shares for the one-year period ended December 31, 2011, The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and the actual total expenses for both Class A and Select Class shares were in the fifth quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

OCTOBER 31, 2012	HIGHBRIDGE FUNDS	33

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. Approximately $107,025,000 of ordinary income distributions was treated as qualified dividends.

Long Term Capital Gain Designation — 15%

The Fund hereby designates approximately $8,133,000 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended October 31, 2012.

34	HIGHBRIDGE FUNDS	OCTOBER 31, 2012

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. October 2012.	AN-HDCS-1012

Annual Report

J.P. Morgan Funds

October 31, 2012

JPMorgan Emerging Markets Local Currency Debt Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 26, 2012 (Unaudited)

Dear Shareholder:

Global equity markets continued to seesaw against an uncertain macroeconomic and geopolitical backdrop. In the U.S., improving economic data has been overshadowed by the pending “fiscal cliff.” Concerns about a potential economic “hard landing” in China remain, while escalating tension in the Middle East recently resulted in a conflict between Israel and Hamas, exacerbating fears about the stability of the region. Europe’s debt crisis continues and global equity prices have fluctuated with investors’ changing perception about the viability of corrective actions taken by the European Central Bank.

“The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors.”

Despite these sharp swings in market momentum, stocks in most parts of the world posted positive returns for the twelve months ended October 31, 2012. Accommodative monetary policies have been a significant catalyst for the positive returns for stocks during the past year and continue to keep yields at historically low levels. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging markets debt in search of higher yielding securities. Higher demand for these securities as well as positive fundamentals led to positive returns for high yield bonds and emerging markets debt during the 12 months ended October 31, 2012.

U.S. Treasury yields remain low while U.S. Stocks outperform

Real yields are negative on many parts of the yield curve, meaning that the payment that investors will receive from these bonds is less than the expected rate of inflation. Holders of these securities are willing to see the purchasing power of their money decline in order to access the perceived safety of U.S. Treasury securities, likely a reflection of the elevated level of uncertainty among investors. The yield for 10-year U.S. Treasury securities ended October 2012 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 2.9%, respectively.

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended

October 31, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks, which were weighed down by Europe’s ongoing debt crisis and concerns about an economic “hard landing” in China.

Emerging markets: an evolving asset class

While the Chinese economy rightfully commands a large amount of attention from emerging markets investors, the asset class encompasses a wide range of countries with diverse cultural and political standards and evolving industries. Changes to local political administrations and economic policies can alter the investment landscape of an emerging market. For example, recently elected Mexican president Pena Nieto has pledged to focus on energy, labor and tax reforms, which has attracted more foreign investors who welcome the proposed business-friendly changes. On the other side of the spectrum, Russia’s recent presidential election has elevated geopolitical risk and therefore lowered the willingness of investors to invest in local Russian companies.

The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors. The volatility and differences in emerging markets can also create attractive investment opportunities for active managers with the resources in place to monitor disparate emerging economies and the companies that operate in them.

Emerging markets securities can be a valuable tool for investors as they construct their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2012	J.P. MORGAN FUNDS	1

JPMorgan Emerging Markets Local Currency Debt Fund

FUND SUMMARY

FOR THE PERIOD JUNE 29, 2012 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.29%
J.P. Morgan GBI-EM Global Diversified Index	6.36%

Net Assets as of 10/31/2012	$10,326,720

INVESTMENT OBJECTIVE AND STRATEGIES**

The Fund seeks to provide total return. The Fund invests primarily in debt securities that it believes have the potential to provide total return from countries whose economies or bond markets are less developed (emerging markets).

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Foreign Government Securities	68.4%
Supranational	3.6
Corporate Bonds	3.0
Options Purchased	0.0	(g)
Short-Term Investment	25.0

(g)	Amount rounds to less than 0.1%.

PORTFOLIO COMPOSITION BY COUNTRY***
Indonesia	13.7%
Turkey	10.7
Mexico	9.4
Brazil	9.2
Thailand	4.7
Malaysia	4.6
Supranational	3.6
Colombia	3.5
Hungary	2.9
South Africa	2.6
Peru	1.9
Russia	1.7
Luxembourg	1.7
Ghana	1.5
Poland	1.3
Ireland	1.3
Others (each less than 1.0%)	0.7
Short-Term Investment	25.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s composition is subject to change.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2012

JPMorgan Emerging Markets Local Currency Debt Fund

FUND COMMENTARY

FOR THE PERIOD JUNE 29, 2012 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2012 (Unaudited) (continued)

TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	6/29/12
Without Sales Charge		3.22%
With Sales Charge**		(0.65)
CLASS C SHARES	6/29/12
Without CDSC		2.96
With CDSC***		1.96
CLASS R2 SHARES	6/29/12	3.14
CLASS R5 SHARES	6/29/12	3.36
CLASS R6 SHARES	6/29/12	3.38
SELECT CLASS SHARES	6/29/12	3.29

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/29/12 To 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 29, 2012.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Emerging Markets Local Currency Debt Fund, the J.P. Morgan GBI-EM Global Diversified Index and the Lipper Emerging Markets Local Currency Debt Funds Index from June 29, 2012 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the J.P. Morgan GBI-EM Global Diversified Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The performance of the Lipper Emerging Markets Local Currency Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The J.P. Morgan GBI-EM Global Diversified Index consists of regularly traded, fixed-rate, domestic currency government bonds which international investors can readily access. The maximum weight to any country in the index is capped at 10%. The Lipper Emerging Markets Local Currency Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	3

JPMorgan Emerging Markets Local Currency Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — 2.8%
	Ireland — 1.2%
RUB 4,000,000	RZD Capital Ltd., Reg. S, 8.300%, 04/02/19 (m)	129,760

	Luxembourg — 1.6%
RUB 5,000,000	Russian Agricultural Bank OJSC Via RSHB Capital S.A., Reg. S, 8.625%, 02/17/17 (m)	162,998

	Total Corporate Bonds (Cost $274,676)	292,758

Foreign Government Securities — 65.3%
	Brazil — 8.8%
BRL 120,000	Brazil Notas do Tesouro Nacional Serie B, 13.000%, 08/15/20 (m)	154,769
	Brazil Notas do Tesouro Nacional Serie F,
BRL 500,000	10.000%, 01/01/17 (m)	257,921
BRL 960,000	10.000%, 01/01/21 (m)	492,098

		904,788

	Chile — 0.6%
CLP 30,000,000	Republic of Chile, 5.500%, 08/05/20 (m)	67,798

	Colombia — 3.3%
	Republic of Colombia,
COP 140,000,000	4.375%, 03/21/23 (m)	76,047
COP 265,000,000	7.750%, 04/14/21 (m)	181,741
COP 100,000,000	9.850%, 06/28/27 (m)	84,595

		342,383

	Ghana — 1.4%
100,000	Standard Bank plc, CLN, 26.000%, 06/07/17 (linked to Government of Ghana, 26.000%, 06/07/17; credit rating B) (e) (i) (m)	93,960
50,000	Standard Bank plc, CLN, 26.000%, 06/07/17 (linked to Government of Ghana, 26.000%, 06/07/17; credit rating B) (e) (i) (m)	50,050

		144,010

	Hungary — 2.8%
	Republic of Hungary,
HUF 35,500,000	7.500%, 11/12/20 (m)	171,031
HUF 25,000,000	8.000%, 02/12/15 (m)	118,930

		289,961

	Indonesia — 13.1%
	Republic of Indonesia,
IDR 400,000,000	6.625%, 05/15/33 (m)	42,365
IDR 1,480,000,000	8.250%, 06/15/32 (m)	183,009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Indonesia — Continued
IDR 4,400,000,000	9.500%, 06/15/15 (m)	503,644
IDR 1,025,000,000	9.500%, 07/15/31 (m)	141,226
IDR 3,500,000,000	10.250%, 07/15/22 (m)	480,088

		1,350,332

	Malaysia — 4.4%
	Malaysia Government Bond,
MYR 950,000	3.741%, 02/27/15 (m)	316,313
MYR 400,000	3.892%, 03/15/27 (m)	134,307

		450,620

	Mexico — 9.0%
	United Mexican States,
MXN 2,700,000	7.750%, 12/14/17 (m)	229,987
MXN 3,400,000	8.000%, 06/11/20 (m)	300,908
MXN 1,550,000	8.500%, 11/18/38 (m)	146,507
MXN 2,400,000	10.000%, 12/05/24 (m)	253,190

		930,592

	Peru — 1.8%
	Republic of Peru,
PEN 235,000	Reg. S, 6.900%, 08/12/37 (m)	110,379
PEN 167,000	Reg. S, 6.950%, 08/12/31 (m)	77,781

		188,160

	Poland — 1.3%
	Poland Government Bond,
PLN 250,000	5.500%, 10/25/19 (m)	84,136
PLN 140,000	5.750%, 09/23/22 (m)	48,007

		132,143

	Russia — 1.6%
RUB 5,000,000	Russian Federation, Reg. S, 7.850%, 03/10/18 (m)	170,483

	South Africa — 2.5%
	Republic of South Africa,
ZAR 200,000	6.750%, 03/31/21 (m)	23,160
ZAR 343,224	7.000%, 02/28/31 (m)	34,548
ZAR 850,000	7.750%, 02/28/23 (m)	102,274
ZAR 700,000	10.500%, 12/21/26 (m)	99,502

		259,484

	Thailand — 4.5%
	Thailand Government Bond,
THB 3,628,660	1.231%, 07/14/21 (m)	121,051
THB 3,000,000	3.450%, 03/08/19 (m)	99,205
THB 300,000	3.580%, 12/17/27 (m)	9,663
THB 6,800,000	3.875%, 06/13/19 (m)	230,660

		460,579

SEE NOTES TO FINANCIAL STATEMENTS.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — Continued
	Turkey — 10.2%
	Republic of Turkey,
TRY 1,040,000	9.000%, 03/08/17 (m)	614,448
TRY 100,000	9.500%, 01/12/22 (m)	60,895
TRY 590,000	10.500%, 01/15/20 (m)	377,223

		1,052,566

	Total Foreign Government Securities (Cost $6,643,565)	6,743,899

Supranational — 3.5%
	European Investment Bank,
RUB 11,000,000	6.750%, 06/13/17 (m) (Cost $332,176)	355,193

NOTIONAL AMOUNT
Options Purchased — 0.0% (g)
	Foreign Exchange Currency Options — 0.0% (g)
	United States — 0.0% (g)
517,500	PHP Put/USD Call, Expiring 12/04/12 @ 42.20 PHP to 1 USD, Vanilla, European Style	380

NOTIONAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Options Purchased — Continued
416,500	PLN Put/USD Call, Expiring 11/15/12 @ 3.25 PLN to 1 USD, Vanilla, European Style	1,950

	Total Options Purchased (Cost $8,211)	2,330

SHARES
Short-Term Investment — 23.9%
	Investment Company — 23.9%
2,465,758	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $2,465,758)	2,465,758

	Total Investments — 95.5% (Cost $9,724,386)	9,859,938
	Other Assets in Excess of Liabilities — 4.5%	466,782

	NET ASSETS — 100.0%	$10,326,720

Percentages indicated are based on net assets.

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
147,989	AUD	Westpac Banking Corp.	12/19/12	150,399	153,026	2,627
208,000	BRL	Citibank, N.A. †	01/16/13	100,946	101,340	394
426,000	BRL	Deutsche Bank AG †	01/16/13	208,722	207,553	(1,169)
56,600	BRL	Union Bank of Switzerland AG †	01/16/13	27,670	27,576	(94)
74,109,300	CLP	Union Bank of Switzerland AG †	12/19/12	155,040	152,971	(2,069)
961,390	CNY	Credit Suisse International †	12/19/12	151,150	153,452	2,302
137,264,312	COP	Citibank, N.A. †	01/16/13	75,586	74,285	(1,301)
66,452,591	HUF	Citibank, N.A.	01/16/13	299,141	301,097	1,956
8,161,060	INR	BNP Paribas †	12/19/12	153,866	150,316	(3,550)
8,710,671	INR	Credit Suisse International †	12/19/12	154,527	160,440	5,913
171,830,000	KRW	Deutsche Bank AG †	12/20/12	155,123	157,139	2,016
114,380,000	KRW	Credit Suisse International †	01/16/13	103,958	104,452	494
6,054,162	MXN	Union Bank of Switzerland AG	12/19/12	461,669	460,121	(1,548)
1,024,929	MXN	Citibank, N.A.	01/16/13	79,312	77,667	(1,645)
479,000	MYR	Deutsche Bank AG †	12/19/12	154,516	156,700	2,184
1,763,214	MYR	Deutsche Bank AG †	01/16/13	571,156	575,641	4,485
2,158,464	PHP	Deutsche Bank AG †	01/16/13	52,099	52,360	261
492,815	PLN	State Street Corp.	12/19/12	155,086	153,497	(1,589)
2,730,881	PLN	Citibank, N.A.	01/16/13	857,813	847,973	(9,840)
103,000	PLN	Deutsche Bank AG	01/16/13	32,108	31,983	(125)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	5

JPMorgan Emerging Markets Local Currency Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
4,394,300	RUB	Credit Suisse International †	12/19/12	140,505	138,894	(1,611)
9,940,000	RUB	Deutsche Bank AG †	12/19/12	309,792	314,182	4,390
4,547,643	RUB	Credit Suisse International †	01/16/13	143,902	143,107	(795)
189,547	SGD	BNP Paribas	12/19/12	155,303	155,387	84
4,735,991	THB	BNP Paribas	01/16/13	153,686	153,782	96
4,008,547	THB	Deutsche Bank AG	01/16/13	130,339	130,161	(178)
276,318	TRY	Deutsche Bank AG	12/19/12	152,325	153,177	852
273,477	TRY	HSBC Bank, N.A.	12/19/12	148,839	151,602	2,763
463,000	TRY	BNP Paribas	01/16/13	251,705	255,731	4,026
118,610	TRY	Citibank, N.A.	01/16/13	65,081	65,512	431
1,246,216	ZAR	Deutsche Bank AG	12/19/12	149,144	142,696	(6,448)
1,271,570	ZAR	HSBC Bank, N.A.	12/19/12	143,580	145,599	2,019
1,189,019	ZAR	Citibank, N.A.	01/16/13	137,042	135,557	(1,485)
911,040	ZAR	Goldman Sachs International	01/16/13	104,000	103,865	(135)
5,794,398	ZAR	Royal Bank of Canada	01/16/13	650,749	660,604	9,855
2,108,635	ZAR	Royal Bank of Scotland	01/16/13	242,136	240,400	(1,736)
				7,178,015	7,189,845	11,830

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
147,989	AUD	Union Bank of Switzerland AG	12/19/12	152,787	153,026	(239)
74,109,300	CLP	Deutsche Bank AG †	12/19/12	153,833	152,971	862
23,038,268	CLP	Deutsche Bank AG †	01/16/13	47,996	47,365	631
3,099,724	CZK	Union Bank of Switzerland AG	12/19/12	161,939	160,170	1,769
2,791,467,970	IDR	Credit Suisse International †	01/16/13	287,247	287,736	(489)
526,344,050	IDR	Goldman Sachs International †	01/16/13	54,117	54,254	(137)
595,367	ILS	Deutsche Bank AG	12/19/12	153,536	152,994	542
8,710,671	INR	Credit Suisse International †	12/19/12	161,339	160,440	899
171,830,000	KRW	Deutsche Bank AG †	12/20/12	152,305	157,139	(4,834)
1,981,315	MXN	Credit Suisse International	12/19/12	153,549	150,582	2,967
1,991,785	MXN	Deutsche Bank AG	12/19/12	154,648	151,377	3,271
2,081,062	MXN	Union Bank of Switzerland AG	12/19/12	160,601	158,162	2,439
1,382,430	MXN	Deutsche Bank AG	01/16/13	105,000	104,758	242
1,377,390	MXN	Union Bank of Switzerland AG	01/16/13	105,000	104,377	623
479,000	MYR	Credit Suisse International †	12/19/12	155,242	156,700	(1,458)
340,820	PEN	Deutsche Bank AG †	01/16/13	130,360	130,941	(581)
492,815	PLN	BNP Paribas	12/19/12	151,393	153,497	(2,104)
4,875,900	RUB	Credit Suisse International †	12/19/12	153,475	154,117	(642)
4,673,960	RUB	State Street Bank & Trust †	12/19/12	148,474	147,734	740
379,142	SGD	Union Bank of Switzerland AG	12/19/12	308,244	310,813	(2,569)
4,744,828	THB	Credit Suisse International	12/19/12	153,296	154,335	(1,039)
276,318	TRY	Deutsche Bank AG	12/19/12	152,157	153,177	(1,020)
273,477	TRY	Royal Bank of Canada	12/19/12	149,659	151,603	(1,944)
622,043	TRY	Citibank, N.A.	01/16/13	338,919	343,576	(4,657)
1,975	TRY	Credit Suisse International	01/16/13	1,083	1,091	(8)

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2012

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,271,570	ZAR	BNP Paribas	12/19/12	153,017	145,599	7,418
1,246,216	ZAR	Royal Bank of Canada	12/19/12	151,028	142,695	8,333
1,820,852	ZAR	Deutsche Bank AG	01/16/13	206,645	207,591	(946)
1,847,676	ZAR	Goldman Sachs International	01/16/13	207,889	210,649	(2,760)
				4,564,778	4,559,469	5,309

†	Non-deliverable forward. See Note 2.D. in the Notes to Financial Statements.

Interest Rate Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Bank of America	3 month KLIBOR quarterly	3.520% quarterly	09/06/22	MYR 1,300,000	(3,526)
Bank of America	6 month BUBOR semi-annually	6.770% annually	07/30/14	HUF 126,000,000	5,656
Credit Suisse International	3 month JIBAR quarterly	5.700% quarterly	09/05/17	ZAR 2,900,000	(3,929)
Credit Suisse International	6 month WIBOR semi-annually	4.230% annually	09/07/15	PLN 1,200,000	281
Deutsche Bank AG (London)	3 month JIBAR quarterly	7.080% quarterly	07/03/22	ZAR 2,800,000	2,182
Deutsche Bank AG (London)	6 month WIBOR semi-annually	4.580% annually	07/05/17	PLN 1,300,000	6,032

					6,696

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

AUD	— Australian Dollar
BRL	— Brazilian Real
BUBOR	— Budapest Interbank Offered Rate
CLN

—  Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of October 31, 2012. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CLP	— Chilean peso
CNY	— Chinese Yuan
COP	— Colombian Peso
CZK	— Czech Republic Koruna
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
JIBAR	— Johannesburg Interbank Agreed Rate
KLIBOR	— Kuala Lumpur Interbank Offered Rate
KRW	— Korean Republic Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PEN	— Peruvian Nuevo Sol
PHP	— Philippine Peso
PLN	— Polish Zloty

Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

RUB	— Russian Ruble
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— New Turkish Lira
USD	— United States Dollar
WIBOR	— Warsaw Interbank Offered Rate
ZAR	— South African Rand
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of October 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(r)	— Rates shown are per annum and payments are as described.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2012

Emerging Markets Local Currency Debt Fund
ASSETS:
Investments in non-affiliates, at value	$7,394,180
Investments in affiliates, at value	2,465,758

Total investment securities, at value	9,859,938
Cash	241,105
Foreign currency, at value	50,665
Receivables:
Investment securities sold	33,773
Interest from non-affiliates	154,468
Dividends from affiliates	226
Tax reclaims	1,355
Unrealized appreciation on forward foreign currency exchange contracts	77,884
Outstanding swap contracts, at value	14,151
Due from Advisor	34,908
Deferred offering costs	31,621

Total Assets	10,500,094

LIABILITIES:
Payables:
Investment securities purchased	33,944
Unrealized depreciation on forward foreign currency exchange contracts	60,745
Outstanding swap contracts, at value	7,455
Accrued liabilities:
Shareholder servicing fees	2,170
Distribution fees	66
Custodian and accounting fees	12,915
Collateral management fees	3,542
Audit fees	47,467
Other	5,070

Total Liabilities	173,374

Net Assets	$10,326,720

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2012

Emerging Markets Local Currency Debt Fund
NET ASSETS:
Paid-in-Capital	$10,058,812
Accumulated undistributed net investment income	37,702
Accumulated net realized gains (losses)	70,777
Net unrealized appreciation (depreciation)	159,429

Total Net Assets	$10,326,720

Net Assets:
Class A	$51,592
Class C	51,506
Class R2	51,549
Class R5	51,668
Class R6	51,677
Select Class	10,068,728

Total	$10,326,720

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	5,025
Class C	5,018
Class R2	5,021
Class R5	5,032
Class R6	5,033
Select Class	980,609

Net Asset Value (a):
Class A — Redemption price per share	$10.27
Class C — Offering price per share (b)	10.27
Class R2 — Offering and redemption price per share	10.27
Class R5 — Offering and redemption price per share	10.27
Class R6 — Offering and redemption price per share	10.27
Select Class — Offering and redemption price per share	10.27
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.67

Cost of investments in non-affiliates	$7,258,628
Cost of investments in affiliates	2,465,758
Cost of foreign currency	51,000

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	9

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED OCTOBER 31, 2012

Emerging Markets Local Currency Debt Fund (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$158,813
Dividend income from affiliates	761
Foreign taxes withheld	(7,331)

Total investment income	152,243

EXPENSES:
Investment advisory fees	23,773
Administration fees	2,955
Distribution fees:
Class A	42
Class C	127
Class R2	85
Shareholder servicing fees:
Class A	42
Class C	42
Class R2	42
Class R5	9
Select Class	8,278
Custodian and accounting fees	22,553
Collateral management fees	5,000
Professional fees	90,168
Trustees’ and Chief Compliance Officer’s fees	19
Printing and mailing costs	1,396
Registration and filing fees	1,175
Transfer agent fees	3,107
Offering costs	16,069
Other	5,882

Total expenses	180,764

Less amounts waived	(26,728)
Less expense reimbursements	(119,898)

Net expenses	34,138

Net investment income (loss)	$118,105

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	67,435 (b)
Foreign currency transactions	(22,817)
Options written	3,376
Swaps	1,192

Net realized gain (loss)	49,186

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	135,552
Foreign currency translations	17,181
Swaps	6,696

Change in net unrealized appreciation/depreciation	159,429

Net realized/unrealized gains (losses)	208,615

Change in net assets resulting from operations	$326,720

(a)	Commencement of operations was June 29, 2012.
(b)	Net of Thailand cap gains tax of $(106).

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2012

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

Emerging Markets Local Currency Debt Fund
Period Ended 10/31/2012 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$118,105
Net realized gain (loss)	49,186
Change in net unrealized appreciation/depreciation	159,429

Change in net assets resulting from operations	326,720

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(260)
Class C
From net investment income	(180)
Class R2
From net investment income	(220)
Class R5
From net investment income	(330)
Class R6
From net investment income	(341)
Select Class
From net investment income	(57,601)

Total distributions to shareholders	(58,932)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	10,058,932

NET ASSETS:
Change in net assets	10,326,720
Beginning of period	—

End of period	$10,326,720

Accumulated undistributed net investment income	$37,702

(a)	Commencement of operations was June 29, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	11

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED (continued)

Emerging Markets Local Currency Debt Fund
Period Ended 10/31/2012 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,000
Dividends and distributions reinvested	260

Change in net assets resulting from Class A capital transactions	$50,260

Class C
Proceeds from shares issued	$50,000
Dividends and distributions reinvested	180

Change in net assets resulting from Class C capital transactions	$50,180

Class R2
Proceeds from shares issued	$50,000
Dividends and distributions reinvested	220

Change in net assets resulting from Class R2 capital transactions	$50,220

Class R5
Proceeds from shares issued	$50,000
Dividends and distributions reinvested	330

Change in net assets resulting from Class R5 capital transactions	$50,330

Class R6
Proceeds from shares issued	$50,000
Dividends and distributions reinvested	341

Change in net assets resulting from Class R6 capital transactions	$50,341

Select Class
Proceeds from shares issued	$9,750,000
Dividends and distributions reinvested	57,601

Change in net assets resulting from Select Class capital transactions	$9,807,601

Total change in net assets resulting from capital transactions	$10,058,932

(a)	Commencement of operations was June 29, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2012

Emerging Markets Local Currency Debt Fund
Period Ended 10/31/2012 (a)
SHARE TRANSACTIONS:
Class A
Issued	5,000
Reinvested	25

Change in Class A Shares	5,025

Class C
Issued	5,000
Reinvested	18

Change in Class C Shares	5,018

Class R2
Issued	5,000
Reinvested	21

Change in Class R2 Shares	5,021

Class R5
Issued	5,000
Reinvested	32

Change in Class R5 Shares	5,032

Class R6
Issued	5,000
Reinvested	33

Change in Class R6 Shares	5,033

Select Class
Issued	975,000
Reinvested	5,609

Change in Select Class Shares	980,609

(a)	Commencement of operations was June 29, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Emerging Markets Local Currency Debt Fund
Class A
June 29, 2012 (e) through October 31, 2012	$10.00	$0.11	$0.21	$0.32	$(0.05)

Class C
June 29, 2012 (e) through October 31, 2012	10.00	0.09	0.22	0.31	(0.04)

Class R2
June 29, 2012 (e) through October 31, 2012	10.00	0.10	0.21	0.31	(0.04)

Class R5
June 29, 2012 (e) through October 31, 2012	10.00	0.12	0.22	0.34	(0.07)

Class R6
June 29, 2012 (e) through October 31, 2012	10.00	0.13	0.21	0.34	(0.07)

Select Class
June 29, 2012 (e) through October 31, 2012	10.00	0.12	0.21	0.33	(0.06)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Commencement of operations.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate* (b)

$10.27	3.22%	$51,592	1.25	%(f)	3.23	%(f)	5.26	%(f)	65%

10.27	3.06	51,506	1.75	(f)	2.73	(f)	5.75	(f)	65

10.27	3.14	51,549	1.50	(f)	2.98	(f)	5.50	(f)	65

10.27	3.36	51,668	0.80	(f)	3.68	(f)	4.80	(f)	65

10.27	3.38	51,677	0.75	(f)	3.73	(f)	4.75	(f)	65

10.27	3.29	10,068,728	1.00	(f)	3.48	(f)	5.00	(f)	65

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Emerging Markets Local Currency Debt Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Non-Diversified

The investment objective of the Fund is to seek to provide total return. The Fund invests primarily in debt securities that it believes have the potential to provide total return from countries whose economies or bond markets are less developed.

The Fund commenced operations on June 29, 2012. Prior to November 30, 2012, the Fund was not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2012

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Corporate Bonds
Ireland	$—	$129,760	$—		$129,760
Luxembourg	—	162,998	—		162,998

Total Corporate Bonds	—	292,758	—		292,758

Foreign Government Securities	—	6,599,889	144,010		6,743,899
Supranational	—	355,193	—		355,193
Short-Term Investment
Investment Company	2,465,758	—	—		2,465,758
Options Purchased	2,330	—	—		2,330

Total Investments in Securities	$2,468,088	$7,247,840	$144,010	*	$9,859,938

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$77,884	$—		$77,884
Interest Rate Swaps	—	14,151	—		14,151

Total Appreciation in Other Financial Instruments	$—	$92,035	$—		$92,035

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(60,745)	$—		$(60,745)
Interest Rate Swaps	—	(7,455)	—		(7,455)

Total Depreciation in Other Financial Instruments	$—	$(68,200)	$—		$(68,200)

*	Level 3 securities are valued by brokers. At October 31, 2012, the value of these securities was $144,010. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A. The appropriateness of fair values for these securities is based on results of broker due diligence.

There were no transfers between Levels 1 and 2 during the period ended October 31, 2012.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

The following is a summary of investments for which unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 06/29/2012*	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net (amortization) accretion	Purchases [1]	Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/12
Foreign Government Securities — Ghana	$—	$—	$(5,990)	$—	$250,000	$(100,000)	$—	$—	$144,010

Total	$—	$—	$(5,990)	$—	$250,000	$(100,000)	$—	$—	$144,010

*	Commencement of operations.
1	Purchases include all purchases of securities and securities received in corporate actions.
2	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers into, or out of, Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at October 31, 2012, which were valued using significant unobservable inputs (Level 3), amounted to $(5,990). This amount is included in change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of October 31, 2012, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and Regulation S under the Securities Act.

The value and percentage of net assets of illiquid securities as of October 31, 2012, were $144,010 and 1.4%, respectively.

C. Derivatives — The Fund uses instruments including forward foreign currency exchange contracts, options, swaps and other derivatives in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. The Fund also uses derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statement of Assets and Liabilities.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes C(1) — C(3) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchases and sells (“writes”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

Options Written — Premiums received by the Fund for options written are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as unrealized appreciation or depreciation. Premiums received from options written that expire are treated as realized gains. The Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2012

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in options written during the period ended October 31, 2012 were as follows:

	Foreign Exchange Currency Options
	Notional Amount	Premiums Received
Options written	$160,000	$3,376
Options expired	(160,000)	(3,376)

Options outstanding at October 31, 2012	$—	$—

(2). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(3). Swaps — The Fund engages in various swap transactions, including interest rate to manage interest rate (e.g., duration, yield curve) within its portfolio. The Fund also uses swaps as alternatives to direct investments. Swap transactions are negotiated contracts between the Fund and a counterparty to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. The value of a swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.).

Interest Rate Swaps

The Fund enters into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of October 31, 2012, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contract	Statements of Assets and Liabilities Location
Assets:		Options (a)	Forward Foreign Currency Exchange Contracts	Swaps
Interest rate contracts	Receivables	$—	$—	$14,151
Foreign exchange contracts	Receivables	2,330	77,884	—

Total		$2,330	$77,884	$14,151

OCTOBER 31, 2012	J.P. MORGAN FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

Derivative Contract	Statements of Assets and Liabilities Location
Liabilities:		Options (a)	Forward Foreign Currency Exchange Contracts	Swaps
Interest rate contracts	Payables	$—	$—	$(7,455)
Foreign exchange contracts	Payables	—	(60,745)	—

Total		$—	$(60,745)	$(7,455)

(a)	The market value of options purchased is reported as Investments in non-affiliates, at value on the Statements of Assets and Liabilities.

The following tables present the effect of derivatives on the Statement of Operations for the period ended October 31, 2012, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Options	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$—	$—	$1,192	$1,192
Foreign exchange contracts	34	39,491	—	39,525

Total	$34	$39,491	$1,192	$40,717

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Options	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$—	$—	$6,696	$6,696
Foreign exchange contracts	(5,881)	17,139	—	11,258

Total	$(5,881)	$17,139	$6,696	$17,954

The Fund’s derivatives contracts held at October 31, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

Derivatives Volume

The tables below disclose the volume of the Fund’s forward foreign currency exchange contracts, options and swaps activity during the period ended October 31, 2012. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$9,488,141
Average Settlement Value Sold	7,227,301
Ending Value Purchased	7,178,015
Ending Value Sold	4,564,778

OTC Options:
Average Notional Balance Purchased	556,833	(a)
Average Notional Balance Written	160,000	(b)
Ending Notional Balance Purchased	934,000
Ending Notional Balance Written	—

Interest Rate-Related Swaps
Average Notional Balance — Receives Fixed rate	1,865,775
Ending Notional Balance — Receives Fixed Rate	2,443,508

(a)	For the period August 1, 2012 through October 31, 2012.
(b)	For the period August 1, 2012 through August 31, 2012.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2012

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

E. Offering and Organizational Costs — Total offering costs of $47,690 paid in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations and are included as part of Professional fees in the Statement of Operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed net investment income	Accumulated net realized gains (losses)
$(120)	$(21,471)	$21,591

The reclassifications for the Fund relate primarily to foreign currency gains or losses, non-deductible expenses and swap reclassifications.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.70% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended October 31, 2012, the annualized effective rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75% and 0.50% of Class A, Class C and Class R2 Shares, respectively, of the average daily net assets.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended October 31, 2012, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
1.25%	1.75%	1.50%	0.80%	0.75%	1.00%

The expense limitation agreement was in effect for the period ended October 31, 2012. The contractual expense limitation percentages in the table above are in place until at least June 30, 2013.

For the period ended October 31, 2012, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$23,773	$2,955	$—	$26,728	$119,898

22	J.P. MORGAN FUNDS	OCTOBER 31, 2012

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

There were no waivers resulting from investments in these money market funds for the period ended October 31, 2012.

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

H. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended October 31, 2012, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the period ended October 31, 2012, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the period ended October 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$12,457,251	$5,255,435

During the period ended October 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2012 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$9,724,883	$186,009	$50,954	$135,055

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal period ended October 31, 2012 was as follows:

Ordinary Income	Total Distributions Paid
$58,932	$58,932

As of October 31, 2012, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$122,775	$—	$145,139

The cumulative timing differences primarily consist of trustee deferred compensation, mark to market of forward foreign currency exchange contracts and wash sale deferrals.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2012, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses.

As of October 31, 2012, the Fund did not have post-enactment net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2012, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2012, substantially all of the Fund’s net assets consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit linked notes and TBA securities.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account as described in Note 2.C.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Emerging Markets Local Currency Debt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Markets Local Currency Debt Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period June 29, 2012 (commencement of operations) through October 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2012

OCTOBER 31, 2012	J.P. MORGAN FUNDS	25

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	168	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	168	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	168	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	168	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	168	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	168	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	168	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	168	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	168	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

26	J.P. MORGAN FUNDS	OCTOBER 31, 2012

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	168	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	168	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	168	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	168	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present)
			.

(1)	Messrs. Armstrong, Reid, and Spalding are retiring from the Board of Trustees effective December 31, 2012. The other Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (168 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Fund’s investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	27

TRUSTEES

(Unaudited) (continued)

In order to fill the vacancies created by the retirement of Messrs. Reid, Armstrong, and Spalding effective December 31, 2012, the Board appointed Mary E. Martinez and Mitchell M. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013. Information about Ms. Martinez, Mr. Merin, and Ms. Pardo is set forth below:

Name (Year of Birth)	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years

Mary E. Martinez (1960)	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007–2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Mitchell M. Merin (1953)	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

Marian U. Pardo* (1946)	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) 2007–present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

*	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she will irrevocably waive effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which will end on January 1, 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) , Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) , Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	29

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2012, and continued to hold your shares at the end of the reporting period, October 31, 2012.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2012	Ending Account Value, October 31, 2012	Expenses Paid During the Period	Annualized Expense Ratio
Emerging Markets Local Currency Debt Fund
Class A
Actual*	$1,000.00	$1,032.20	$4.30	1.25%
Hypothetical**	1,000.00	1,018.85	6.34	1.25
Class C
Actual*	1,000.00	1,031.40	5.16	1.75
Hypothetical**	1,000.00	1,017.60	7.61	1.75
Class R2
Actual*	1,000.00	1,031.40	5.16	1.50
Hypothetical**	1,000.00	1,017.60	7.61	1.50
Class R5
Actual*	1,000.00	1,033.60	2.76	0.80
Hypothetical**	1,000.00	1,021.11	4.06	0.80
Class R6
Actual*	1,000.00	1,033.80	2.58	0.75
Hypothetical**	1,000.00	1,021.37	3.81	0.75
Select Class
Actual*	1,000.00	1,032.90	3.44	1.00
Hypothetical**	1,000.00	1,020.11	5.08	1.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 124/366 (to reflect the actual period). The Fund commenced operations on June 29, 2012.

**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

30	J.P. MORGAN FUNDS	OCTOBER 31, 2012

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their November 2011 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the JPMorgan Emerging Markets Local Currency Debt Fund (the “Fund”).

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Advisor and received oral presentations from Advisor personnel. Prior to voting, the Trustees reviewed the proposed approval of the New Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approvals. The Trustees also discussed the proposed approvals in an executive session with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Advisor from the Fund under the New Advisory Agreement was fair and reasonable and that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with these approval items, as well as other relevant information furnished throughout the year and the Trustees’ experience with the Advisor and its services. The

Trustees considered the background and experience of the Advisor’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Advisor.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Board considered that the Advisor stated that it does not currently intend to use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMorgan Funds Management, Inc. (“JPMFM”) and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, will earn fees from the Fund for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. With regard to the New Advisory Agreement, the Trustees found that, with the adoption of a contractual cap on total expenses, shareholders would benefit from expected economies of scale that would be expected to result from growth of assets before that growth occurred.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2012

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. October 2012.	AN-EMLCD-1012

Annual Report

J.P. Morgan International Funds

October 31, 2012

JPMorgan Total Emerging Markets Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 26, 2012

Dear Shareholder:

Global equity markets continued to seesaw against an uncertain macroeconomic and geopolitical backdrop. In the U.S., improving economic data has been overshadowed by the pending “fiscal cliff.” Concerns about a potential economic “hard landing” in China remain, while escalating tension in the Middle East recently resulted in a conflict between Israel and Hamas, exacerbating fears about the stability of the region. Europe’s debt crisis continues and global equity prices have fluctuated with investors’ changing perception about the viability of corrective actions taken by the European Central Bank.

“The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors.”

Despite these sharp swings in market momentum, stocks in most parts of the world posted positive returns for the twelve months ended October 31, 2012. Accommodative monetary policies have been a significant catalyst for the positive returns for stocks during the past year and continue to keep yields at historically low levels. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging markets debt in search of higher yielding securities. Higher demand for these securities as well as positive fundamentals led to positive returns for high yield bonds and emerging markets debt during the 12 months ended October 31, 2012.

U.S. Treasury yields remain low while U.S. stocks outperform

Real yields are negative on many parts of the yield curve, meaning that the payment that investors will receive from these bonds is less than the expected rate of inflation. Holders of these securities are willing to see the purchasing power of their money decline in order to access the perceived safety of U.S. Treasury securities, likely a reflection of the elevated level of uncertainty among investors. The yield for 10-year U.S. Treasury securities ended October 2012 at 1.7%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 2.9%, respectively.

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended

October 31, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks, which were weighed down by Europe’s ongoing debt crisis and concerns about an economic “hard landing” in China.

Emerging markets: An evolving asset class

While the Chinese economy rightfully commands a large amount of attention from emerging markets investors, the asset class encompasses a wide range of countries with diverse cultural and political standards and evolving industries. Changes to local political administrations and economic policies can alter the investment landscape of an emerging market. For example, recently elected Mexican president Pena Nieto has pledged to focus on energy, labor and tax reforms, which has attracted more foreign investors who welcome the proposed business-friendly changes. On the other side of the spectrum, Russia’s recent presidential election has elevated geopolitical risk and therefore lowered the willingness of investors to invest in local Russian companies.

The constant change in emerging markets economies creates market volatility that we believe can be dampened by holding a range of emerging market equities and fixed income securities representing different regions and sectors. The volatility and differences in emerging markets can also create attractive investment opportunities for active managers with the resources in place to monitor disparate emerging economies and the companies that operate in them.

Emerging markets securities can be a valuable tool for investors as they construct their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2012	J.P. MORGAN FUNDS	1

JPMorgan Total Emerging Markets Fund

FUND COMMENTARY

FOR THE PERIOD NOVEMBER 30, 2011 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	11.73%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	9.96%
J.P. Morgan Emerging Markets Bond Index Global Diversified	16.55%

Net Assets as of 10/31/2012	$27,443,650

INVESTMENT OBJECTIVE**

The JPMorgan Total Emerging Markets Fund (the “Fund”) seeks to provide total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (“Equity Benchmark”) for the period November 30, 2011 through October 31, 2012 and underperformed the J.P. Morgan Emerging Markets Bond Index Global Diversified (“Fixed Income Benchmark”) for the same period. The Fund invested in emerging markets equities and emerging markets debt securities. The Fund’s relative outperformance versus the Equity Benchmark was driven by its allocation to emerging market debt securities, which outperformed. The Fund’s relative underperformance of the Fixed Income Benchmark was driven by its allocation to emerging markets equities.

The relative performance of the Fund’s equity holdings versus the Equity Benchmark was helped by stock selection in Taiwan and India. This was partially offset by asset allocation in the equity portion of the Fund, where underweight exposure to Mexico and Malaysia detracted from relative performance versus the Equity Benchmark.

The relative performance of the Fund’s fixed income holdings versus the Fixed Income Benchmark was helped by the Fund’s overweight allocation to Russia and underweight allocation to Lebanon. The Fund’s fixed income investments and positioning in Argentina and Turkey detracted from its relative performance versus the Fixed Income Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund invested in both emerging markets stocks and bonds during the reporting period. The Fund’s portfolio managers combined top-down macroeconomic research, identifying what they believed to be the key themes driving emerging markets, with bottom-up fundamental research, rigorously researching individual countries, stocks and bonds in an effort to find attractive investment opportunities. The Fund used credit default swaps to implement overweight and underweight exposures in individual bonds and countries. In addition, the Fund’s portfolio managers used currency derivatives to take positions in currencies based on their top-down macroeconomic research, as well as to hedge several of the Fund’s foreign-denominated securities back to the U.S. dollar.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2012

TOP TEN HOLDINGS OF THE PORTFOLIO***
1	Samsung Electronics Co., Ltd., Reg S, GDR (South Korea)	2.2%
2	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	2.0
3	Lukoil OAO, ADR (Russia)	1.8
4	Republic of Philippines, 6.500%, 01/20/20 (Philippines)	1.7
5	HDFC Bank Ltd., ADR (India)	1.6
6	Industrial & Commercial Bank of China Ltd., Class H (China)	1.5
7	China Overseas Land & Investment Ltd. (China)	1.4
8	Republic of Ukraine, Reg. S., 6.580%,11/21/16 (Ukraine)	1.4
9	Bank of China Ltd., Class H (China)	1.4
10	Tata Motors Ltd., ADR (India)	1.4

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	9.5%
China	8.5
South Korea	8.3
Hong Kong	6.4
Russia	5.6
Turkey	5.5
Mexico	4.7
South Africa	4.2
Indonesia	4.1
India	4.1
Taiwan	3.9
Philippines	2.9
Venezuela	2.5
Kazakhstan	2.0
Thailand	1.9
Peru	1.9
Poland	1.8
Hungary	1.7
United Kingdom	1.4
Ukraine	1.4
Lithuania	1.4
Colombia	1.2
Croatia	1.1
Sri Lanka	1.0
Uruguay	1.0
Others (each less than 1.0%)	10.2
Short-Term Investment	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2012. The Fund’s composition is subject to change.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	3

JPMorgan Total Emerging Markets Fund

FUND COMMENTARY

FOR THE PERIOD NOVEMBER 30, 2011 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2012 (Unaudited) (continued)

TOTAL RETURNS AS OF OCTOBER 31, 2012

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	11/30/11
Without Sales Charge		11.44%
With Sales Charge**		6.40
CLASS C SHARES	11/30/11
Without CDSC		10.95
With CDSC***		9.95
CLASS R2 SHARES	11/30/11	11.22
CLASS R5 SHARES	11/30/11	11.88
CLASS R6 SHARES	11/30/11	11.96
SELECT CLASS SHARES	11/30/11	11.73

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (11/30/11 To 10/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Total Emerging Markets Fund, the MSCI Emerging Markets Index and the J.P. Morgan Emerging Markets Bond Index Global Diversified from November 30, 2011 to October 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees, and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the J.P. Morgan Emerging Markets Bond Index Global Diversified does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees, and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The J.P. Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The diversified index limits the exposure of some of the larger countries. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2012

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — 53.4%
	Brazil — 5.2%
12,420	Banco do Brasil S.A.	132,513
20,600	Banco Santander Brasil S.A.	141,488
11,700	BR Properties S.A.	153,231
17,180	BRF - Brasil Foods S.A.	312,548
6,930	Cia Hering	159,205
8,043	Lojas Renner S.A.	297,794
45,330	MRV Engenharia e Participacoes S.A.	229,881

		1,426,660

	China — 8.4%
936,000	Bank of China Ltd., Class H	383,463
380,000	China Minsheng Banking Corp. Ltd., Class H	344,154
68,500	China Shenhua Energy Co., Ltd., Class H	290,248
151,000	CNOOC Ltd.	310,754
164,000	Dongfeng Motor Group Co., Ltd., Class H	202,835
616,000	Industrial & Commercial Bank of China Ltd., Class H	405,636
32,000	Ping An Insurance Group Co. of China Ltd., Class H	251,825
644,000	West China Cement Ltd.	115,625

		2,304,540

	Hong Kong — 6.4%
116,000	Belle International Holdings Ltd.	215,113
33,000	China Mobile Ltd.	366,028
148,000	China Overseas Land & Investment Ltd.	385,370
76,000	China Resources Enterprise Ltd.	246,235
110,000	China Unicom Hong Kong Ltd.	177,334
107,000	SJM Holdings Ltd.	231,894
130,000	Yingde Gases	123,075

		1,745,049

	Hungary — 0.5%
7,900	OTP Bank plc	150,554

	India — 4.0%
11,480	HDFC Bank Ltd., ADR (m)	429,237
6,960	Infosys Ltd., ADR (m)	302,203
15,550	Tata Motors Ltd., ADR	375,533

		1,106,973

	Indonesia — 1.0%
594,000	Perusahaan Gas Negara Persero Tbk PT	286,490

	Kazakhstan — 0.4%
6,100	KazMunaiGas Exploration Production JSC, Reg. S, GDR, (m)	108,275

	Mexico — 0.9%
2,750	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	249,177

SHARES	SECURITY DESCRIPTION	VALUE

	Nigeria — 0.3%
125,080	Dangote Cement plc	95,653

	Poland — 1.3%
11,790	Eurocash S.A.	144,664
18,140	Powszechna Kasa Oszczednosci Bank Polski S.A.	202,777

		347,441

	Qatar — 0.4%
3,030	Qatar National Bank SAQ	111,360

	Russia — 3.9%
18,665	Alliance Oil Co., Ltd. (a)	143,624
8,050	Lukoil OAO, ADR (m)	488,541
12,100	Mobile Telesystems OJSC, ADR (m)	207,394
19,270	Sberbank of Russia, ADR	227,876

		1,067,435

	South Africa — 3.5%
14,500	Foschini Group Ltd. (The)	210,523
2,490	Kumba Iron Ore Ltd.	155,736
10,820	Mr Price Group Ltd.	167,155
12,440	MTN Group Ltd.	224,784
6,000	Tiger Brands Ltd.	190,771

		948,969

	South Korea — 8.2%
160	Amorepacific Corp.	181,816
1,110	Hyundai Motor Co.	228,126
9,750	Kangwon Land, Inc.	226,925
3,290	Kia Motors Corp.	182,397
3,070	KT&G Corp.	233,615
1,000	Samsung Electronics Co., Ltd., Reg. S, GDR	605,999
1,080	Samsung Engineering Co., Ltd.	140,976
870	Samsung Fire & Marine Insurance Co., Ltd.	189,925
7,830	Shinhan Financial Group Co., Ltd.	268,745

		2,258,524

	Taiwan — 3.9%
89,000	Delta Electronics, Inc.	303,588
90,000	Far EasTone Telecommunications Co., Ltd.	207,751
34,870	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	554,433

		1,065,772

	Thailand — 1.9%
13,150	Banpu PCL	171,615
106,500	Charoen Pokphand Foods PCL	122,144
43,900	Total Access Communication PCL	124,593

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	5

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES		SECURITY DESCRIPTION	VALUE

	Common Stocks — Continued
		Thailand — Continued
	38,400	Total Access Communication PCL, NVDR	108,373

			526,725

		Turkey — 1.9%
	10,170	Tupras Turkiye Petrol Rafinerileri AS	248,739
	30,500	Turkiye Halk Bankasi AS	269,087

			517,826

		United Arab Emirates — 0.7%
	20,200	Dragon Oil plc	181,355

		United Kingdom — 0.6%
	60,677	Old Mutual plc	168,277

		Total Common Stocks (Cost $13,635,655)	14,667,055

PRINCIPAL AMOUNT
	Corporate Bonds — 8.4%
		Brazil — 0.1%
	20,000	Embraer S.A., 5.150%, 06/15/22 (m)	21,860

		Chile — 0.8%
	200,000	Corp. Nacional del Cobre de Chile, Reg. S, 3.750%, 11/04/20	216,721

		Indonesia — 0.8%
	200,000	Pertamina Persero PT, Reg. S, 5.250%, 05/23/21	222,250

		Ireland — 0.7%
	170,000	Vnesheconombank Via VEB Finance plc, Reg. S, 5.450%, 11/22/17	186,575

		Kazakhstan — 1.5%
		KazMunayGas National Co.,
	230,000	Reg. S., 7.000%, 05/05/20	282,900
	120,000	Reg. S., 11.750%, 01/23/15	144,000

			426,900

		Luxembourg — 0.4%
	100,000	Russian Agricultural Bank OJSC Via RSHB Capital S.A., Reg. S., 7.750%, 05/29/18	119,230

		Malaysia — 0.4%
	100,000	Petronas Capital Ltd., Reg. S., 5.250%, 08/12/19	119,193

		Mexico — 1.6%
		Petroleos Mexicanos,
	200,000	5.500%, 01/21/21	234,000
	150,000	5.500%, 06/27/44	163,500
MXN	400,000	7.650%, 11/24/21 (e)	33,319

			430,819

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United Kingdom — 0.8%
	200,000	Sinopec Group Overseas Development 2012 Ltd., Reg. S, 3.900%, 05/17/22	216,120

		Venezuela — 1.3%
		Petroleos de Venezuela S.A.,
	150,000	4.900%, 10/28/14	138,806
	315,000	5.375%, 04/12/27	197,663
	25,000	Reg. S, 9.750%, 05/17/35	20,375

			356,844

		Total Corporate Bonds (Cost $2,171,301)	2,316,512

	Foreign Government Securities — 33.6%
		Argentina — 0.9%
		Republic of Argentina,
	117,152	8.280%, 12/31/33 (m)	78,023
	128,374	8.750%, 06/02/17	105,267
	165,500	SUB, 2.500%, 12/31/38 (m)	54,615

			237,905

		Belarus — 0.4%
	100,000	Republic of Belarus, 8.750%, 08/03/15	98,500

		Brazil — 3.1%
	100,000	Banco Nacional de Desenvolvimento Economico e Social, 6.369%, 06/16/18 (e) (m)	120,750
		Federal Republic of Brazil,
	100,000	5.875%, 01/15/19 (m)	123,250
	50,000	7.125%, 01/20/37 (m)	75,500
	183,333	8.000%, 01/15/18	216,608
	42,778	8.000%, 01/15/18 (m)	50,542
	30,000	8.250%, 01/20/34 (m)	49,500
BRL	360,000	8.500%, 01/05/24	208,267

			844,417

		Colombia — 1.1%
		Republic of Colombia,
	100,000	6.125%, 01/18/41 (m)	136,000
	110,000	11.750%, 02/25/20 (m)	177,925

			313,925

		Croatia — 1.1%
		Republic of Croatia,
	100,000	Reg. S., 6.625%, 07/14/20	115,625
	150,000	Reg. S., 6.750%, 11/05/19	172,882

			288,507

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2012

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

	Foreign Government Securities — Continued
		Dominican Republic — 0.3%
	61,293	Government of Dominican Republic, Reg. S., 9.040%, 01/23/18	69,874

		El Salvador — 0.6%
		Republic of El Salvador,
	10,000	Reg. S., 7.650%, 06/15/35	11,600
	110,000	Reg. S., 7.750%, 01/24/23	130,625
	27,000	Reg. S., 8.250%, 04/10/32	32,805

			175,030

		Ghana — 0.3%
	100,000	Standard Bank plc, CLN, 26.000%, 06/07/17 (linked to Government of Ghana, 26.000%, 06/07/17; credit rating B) (e) (i)	93,960

		Hungary — 1.1%
		Republic of Hungary,
	210,000	6.250%, 01/29/20 (m)	233,100
	40,000	6.375%, 03/29/21 (m)	44,800
	20,000	7.625%, 03/29/41 (m)	24,000

			301,900

		Iceland — 0.4%
	100,000	Republic of Iceland, 5.875%, 05/11/22 (e) (m)	109,015

		Indonesia — 2.2%
		Republic of Indonesia,
	100,000	Reg. S., 5.875%, 03/13/20	120,000
	110,000	Reg. S., 8.500%, 10/12/35	176,275
	200,000	Reg. S., 11.625%, 03/04/19	303,000

			599,275

		Iraq — 0.9%
	250,000	Republic of Iraq, Reg. S., 5.800%, 01/15/28	234,375

		Ivory Coast — 0.4%
	110,000	Republic of Ivory Coast, Reg. S., 3.812%, 12/31/32	96,479

		Lithuania — 1.3%
	330,000	Republic of Lithuania, Reg. S., 5.125%, 09/14/17	368,709

		Mexico — 2.1%
		United Mexican States,
	90,000	3.625%, 03/15/22	98,100
	180,000	5.625%, 01/15/17	210,600
	70,000	5.750%, 10/12/10	82,250
	110,000	5.950%, 03/19/19	136,125
MXN	740,000	7.750%, 12/14/17	63,033

			590,108

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Pakistan — 0.3%
	100,000	Republic of Pakistan, Reg. S., 6.875%, 06/01/17	90,000

		Panama — 0.3%
	50,000	Republic of Panama, 9.375%, 04/01/29	86,125

		Peru — 1.9%
		Republic of Peru,
	40,000	6.550%, 03/14/37	58,400
	45,000	7.125%, 03/30/19	59,175
	230,000	7.350%, 07/21/25	336,375
PEN	140,000	Reg. S., 7.840%, 08/12/20	66,618

			520,568

		Philippines — 2.9%
		Republic of Philippines,
	350,000	6.500%, 01/20/20	448,000
	220,000	7.750%, 01/14/31	339,900

			787,900

		Poland — 0.5%
	115,000	Poland Government Bond, 5.000%, 03/23/22	133,806

		Romania — 0.4%
	100,000	Romanian Government International Bond, 6.750%, 02/07/22 (e)	116,250

		Russia — 1.6%
		Russian Federation,
	200,000	5.625%, 04/04/42 (e)	240,000
	161,975	Reg. S., SUB, 7.500%, 03/31/30	205,000

			445,000

		Serbia — 0.3%
	83,333	Republic of Serbia, Reg. S., SUB, 6.750%, 11/01/24	82,500

		South Africa — 0.7%
	150,000	Republic of South Africa, 6.875%, 05/27/19	186,750

		Sri Lanka — 1.0%
	250,000	Republic of Sri Lanka, Reg. S., 6.250%, 10/04/20	280,625

		Turkey — 3.5%
		Republic of Turkey,
TRY	51,085	3.054%, 02/23/22	31,309
	220,000	6.750%, 04/03/18	261,800
	200,000	7.000%, 06/05/20	249,500
	180,000	8.000%, 02/14/34	257,400

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	7

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

	Foreign Government Securities — Continued
		Turkey — Continued
TRY	248,048	10.500%, 01/15/20	158,593

			958,602

		Ukraine — 1.4%
	390,000	Government of Ukraine, Reg. S., 6.580%, 11/21/16	384,150

		Uruguay — 1.0%
		Republic of Uruguay,
UYU	370,000	0.000%, 12/15/28	23,777
UYU	100,000	5.409%, 06/26/37	8,338
UYU	810,000	6.496%, 04/05/27	72,434
	110,000	PIK, 7.875%, 01/15/33	170,500

			275,049

		Venezuela — 1.2%
		Republic of Venezuela,
	40,000	7.650%, 04/21/25	31,400
	37,000	9.250%, 09/15/27	33,115
	241,000	Reg. S., 5.750%, 02/26/16	221,117
	45,000	Reg. S., 6.000%, 12/09/20	34,200

			319,832

		Vietnam — 0.4%
	100,000	Republic of Vietnam, Reg. S., 6.750%, 01/29/20	115,625

		Total Foreign Government Securities (Cost $8,463,404)	9,204,761

SHARES
	Preferred Stock — 1.0%
		Brazil — 1.0%
	23,750	Cia Energetica de Minas Gerais (Cost $370,775)	284,151

PRINCIPAL AMOUNT
	Supranational — 0.4%
	100,000	Eurasian Development Bank, 7.375%, 09/29/14 (e) (m) (Cost $103,819)	109,000

	U.S. Treasury Obligation — 0.1%
	15,000	U.S. Treasury Note, 0.750%, 03/31/13 (k) (Cost $15,032)	15,036

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Short-Term Investment — 1.7%
	Investment Company — 1.7%
470,441	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $470,441)	470,441

	Total Investments — 98.6% (Cost $25,230,427)	27,066,956
	Other Assets in Excess of Liabilities — 1.4%	376,694

	NET ASSETS — 100.0%	$27,443,650

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Foreign Government Securities	33.5%
Oil, Gas & Consumable Fuels	13.7
Commercial Banks	12.8
Wireless Telecommunication Services	4.6
Semiconductors & Semiconductor Equipment	4.3
Automobiles	3.7
Specialty Retail	2.8
Food Products	2.3
Insurance	2.3
Real Estate Management & Development	2.0
Hotels, Restaurants & Leisure	1.7
Food & Staples Retailing	1.4
Metals & Mining	1.4
Electronic Equipment, Instruments & Components	1.1
IT Services	1.1
Multiline Retail	1.1
Gas Utilities	1.1
Electric Utilities	1.0
Others (each less than 1.0%)	6.4
Short-Term Investment	1.7

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2012

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
6	30 Year U.S. Treasury Bond	12/19/12	895,876	14,800
3	2 Year U.S. Treasury Note	12/31/12	660,984	(287)
	Short Futures Outstanding
(2)	10 Year U.S. Treasury Note	12/19/12	(266,063)	58
(6)	5 Year U.S. Treasury Note	12/31/12	(745,500)	(809)

				13,762

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
129,082	AUD	Westpac Banking Corp.	12/19/12	131,185	133,476	2,291
58,596,500	CLP	Union Bank of Switzerland AG †	12/19/12	122,587	120,951	(1,636)
843,424	CNY	Credit Suisse International	12/19/12	132,604	134,623	2,019
6,508,930	INR	BNP Paribas †	12/19/12	122,717	119,886	(2,831)
7,411,200	INR	Credit Suisse International †	12/19/12	131,474	136,505	5,031
137,140,000	KRW	Deutsche Bank AG †	12/20/12	123,806	125,415	1,609
5,239,423	MXN	BNP Paribas	12/19/12	399,711	398,199	(1,512)
380,000	MYR	Deutsche Bank AG †	12/19/12	122,580	124,313	1,733
392,065	PLN	State Street Corp.	12/19/12	123,380	122,116	(1,264)
4,190,000	RUB	Credit Suisse International †	12/19/12	133,973	132,437	(1,536)
8,358,200	RUB	Deutsche Bank AG †	12/19/12	260,494	264,185	3,691
152,497	SGD	BNP Paribas	12/19/12	124,947	125,014	67
28,449	SGD	Union Bank of Switzerland AG	12/19/12	23,330	23,322	(8)
239,996	TRY	Citibank, N.A.	12/19/12	130,663	133,042	2,379
241,838	TRY	Deutsche Bank AG	12/19/12	133,317	134,063	746
1,013,125	ZAR	BNP Paribas	12/19/12	114,299	116,006	1,707
985,670	ZAR	Deutsche Bank AG	12/19/12	117,962	112,862	(5,100)
				2,449,029	2,456,415	7,386

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
129,082	AUD	Deutsche Bank AG	12/19/12	133,556	133,476	80
58,596,500	CLP	Credit Suisse International †	12/19/12	121,595	120,951	644
2,443,946	CZK	Union Bank of Switzerland AG	12/19/12	129,081	126,284	2,797
47,000	EUR	State Street Corp.	12/28/12	61,030	60,955	75
476,908	ILS	Deutsche Bank AG	12/19/12	122,987	122,553	434
7,411,200	INR	Credit Suisse International †	12/19/12	137,270	136,505	765
137,140,000	KRW	Deutsche Bank AG †	12/20/12	121,556	125,414	(3,858)
1,579,528	MXN	Credit Suisse International	12/19/12	122,411	120,045	2,366
1,599,762	MXN	Deutsche Bank AG	12/19/12	124,210	121,583	2,627
2,060,132	MXN	Union Bank of Switzerland AG	12/19/12	159,362	156,573	2,789

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	9

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2012 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

CONTRACTS TO SELL		COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
380,000	MYR	Credit Suisse International †	12/19/12	123,157	124,314	(1,157)
392,065	PLN	BNP Paribas	12/19/12	120,443	122,117	(1,674)
3,888,000	RUB	Credit Suisse International †	12/19/12	122,380	122,892	(512)
3,883,500	RUB	State Street Bank & Trust †	12/19/12	123,364	122,749	615
1,309,900	RUB	Union Bank of Switzerland AG †	12/19/12	42,182	41,403	779
327,199	SGD	Deutsche Bank AG	12/19/12	266,232	268,231	(1,999)
3,788,933	THB	Credit Suisse International	12/19/12	122,413	123,242	(829)
239,996	TRY	Credit Suisse International	12/19/12	131,404	133,042	(1,638)
241,838	TRY	Deutsche Bank AG	12/19/12	133,170	134,063	(893)
1,013,125	ZAR	BNP Paribas	12/19/12	121,916	116,006	5,910
985,670	ZAR	Westpac Banking Corp.	12/19/12	119,517	112,862	6,655
				2,659,236	2,645,260	13,976

†	Non-deliverable forward. See Note 2.C. in the Notes to Financial Statements.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
BRL	— Brazilian Real
CLN

—  Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of October 31, 2012. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CLP	— Chilean Peso
CNY	— China Yuan
CZK	— Czech Republic Koruna
EUR	— Euro
GDR	— Global Depositary Receipt
ILS	— Israeli Shekel
INR	— Indian Rupee
KRW	— Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NVDR	— Non Voting Depositary Receipt
PEN	— Peru Nuevo Sol
PIK	— Payment-in-Kind
PLN	— Polish Zloty
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

RUB	— Russian Ruble

SGD	— Singapore Dollar
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of October 31, 2012.
THB	— Thai Baht
TRY	— New Turkish Lira
UYU	— Uruguayan Peso
ZAR	— South African Rand

(a)	— Non-income producing security
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of October 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements are $11,122,418 and 41.1%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2012	J.P. MORGAN FUNDS	11

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2012

Total Emerging Markets Fund
ASSETS:
Investments in non-affiliates, at value	$26,596,515
Investments in affiliates, at value	470,441

Total investment securities, at value	27,066,956
Cash	110,668
Foreign currency, at value	21,958
Receivables:
Investment securities sold	108,402
Dividends from non-affiliates	187,921
Dividends from affiliates	50
Variation margin on futures contracts	2,285
Unrealized appreciation on forward foreign currency exchange contracts	47,809
Due from Advisor	11,700
Prepaid expenses and other assets	88,021

Total Assets	27,645,770

LIABILITIES:
Payables:
Investment securities purchased	100,000
Unrealized depreciation on forward foreign currency exchange contracts	26,447
Accrued liabilities:
Shareholder servicing fees	5,802
Distribution fees	87
Custodian and accounting fees	22,186
Trustees’ and Chief Compliance Officer’s fees	1
Audit fees	44,443
Other	3,154

Total Liabilities	202,120

Net Assets	$27,443,650

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2012

Total Emerging Markets Fund
NET ASSETS:
Paid-in-Capital	$25,046,354
Accumulated undistributed net investment income	572,758
Accumulated net realized gains (losses)	(47,143)
Net unrealized appreciation (depreciation)	1,871,681

Total Net Assets	$27,443,650

Net Assets:
Class A	$68,466
Class C	68,170
Class R2	68,316
Class R5	68,728
Class R6	68,757
Select Class	27,101,213

Total	$27,443,650

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,104
Class C	4,104
Class R2	4,104
Class R5	4,105
Class R6	4,105
Select Class	1,621,228

Net Asset Value (a):
Class A — Redemption price per share	$16.68
Class C — Offering price per share (b)	16.61
Class R2 — Offering and redemption price per share	16.65
Class R5 — Offering and redemption price per share	16.74
Class R6 — Offering and redemption price per share	16.75
Select Class — Offering and redemption price per share	16.72
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.47

Cost of investments in non-affiliates	$24,759,986
Cost of investments in affiliates	470,441
Cost of foreign currency	10,271

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	13

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED OCTOBER 31, 2012

Total Emerging Markets Fund (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$534,410
Interest income from affiliates	45
Dividend income from non-affiliates	386,311
Dividend income from affiliates	860
Foreign taxes withheld	(19,755)

Total investment income	901,871

EXPENSES:
Investment advisory fees	225,482
Administration fees	19,640
Distribution fees:
Class A	141
Class C	421
Class R2	281
Shareholder servicing fees:
Class A	141
Class C	140
Class R2	141
Class R5	28
Select Class	55,667
Custodian and accounting fees	103,574
Interest expense to affiliates	288
Professional fees	89,829
Trustees’ and Chief Compliance Officer’s fees	210
Printing and mailing costs	1,448
Registration and filing fees	292
Transfer agent fees	8,389
Offering costs	21,988
Other	7,996

Total expenses	536,096

Less amounts waived	(222,583)
Less expense reimbursements	(19,790)

Net expenses	293,723

Net investment income (loss)	$608,148

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(22,706)
Futures	(24,254)
Foreign currency transactions	9,251
Options written	2,698
Swaps	(1,168)

Net realized gain (loss)	(36,179)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,836,529
Futures	13,762
Foreign currency translations	21,390

Change in net unrealized appreciation/depreciation	1,871,681

Net realized/unrealized gains (losses)	1,835,502

Change in net assets resulting from operations	$2,443,650

(a)	Commencement of operations was November 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2012

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

Total Emerging Markets Fund
Period Ended 10/31/2012 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$608,148
Net realized gain (loss)	(36,179)
Change in net unrealized appreciation/depreciation	1,871,681

Change in net assets resulting from operations	2,443,650

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(106)
Class C
From net investment income	(96)
Class R2
From net investment income	(96)
Class R5
From net investment income	(125)
Class R6
From net investment income	(127)
Select Class
From net investment income	(45,928)

Total distributions to shareholders	(46,478)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	25,046,478

NET ASSETS:
Change in net assets	27,443,650
Beginning of period	—

End of period	$27,443,650

Accumulated undistributed net investment income	$572,758

(a)	Commencement of operations was November 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED (continued)

Total Emerging Markets Fund
Period Ended 10/31/2012 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$62,500
Dividends and distributions reinvested	106

Change in net assets resulting from Class A capital transactions	$62,606

Class C
Proceeds from shares issued	$62,500
Dividends and distributions reinvested	96

Change in net assets resulting from Class C capital transactions	$62,596

Class R2
Proceeds from shares issued	$62,500
Dividends and distributions reinvested	96

Change in net assets resulting from Class R2 capital transactions	$62,596

Class R5
Proceeds from shares issued	$62,500
Dividends and distributions reinvested	125

Change in net assets resulting from Class R5 capital transactions	$62,625

Class R6
Proceeds from shares issued	$62,500
Dividends and distributions reinvested	127

Change in net assets resulting from Class R6 capital transactions	$62,627

Select Class
Proceeds from shares issued	$24,687,500
Dividends and distributions reinvested	45,928

Change in net assets resulting from Select Class capital transactions	$24,733,428

Total change in net assets resulting from capital transactions	$25,046,478

(a)	Commencement of operations was November 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2012

Total Emerging Markets Fund
Period Ended 10/31/2012 (a)
SHARE TRANSACTIONS:
Class A
Issued	4,097
Reinvested	7

Change in Class A Shares	4,104

Class C
Issued	4,098
Reinvested	6

Change in Class C Shares	4,104

Class R2
Issued	4,097
Reinvested	7

Change in Class R2 Shares	4,104

Class R5
Issued	4,097
Reinvested	8

Change in Class R5 Shares	4,105

Class R6
Issued	4,096
Reinvested	9

Change in Class R6 Shares	4,105

Select Class
Issued	1,618,101
Reinvested	3,127

Change in Select Class Shares	1,621,228

(a)	Commencement of operations was November 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Total Emerging Markets Fund
Class A
November 30, 2011 (e) through October 31, 2012	$15.00	$0.36	(f)	$1.35	$1.71	$(0.03)

Class C
November 30, 2011 (e) through October 31, 2012	15.00	0.29	(f)	1.35	1.64	(0.03)

Class R2
November 30, 2011 (e) through October 31, 2012	15.00	0.32	(f)	1.36	1.68	(0.03)

Class R5
November 30, 2011 (e) through October 31, 2012	15.00	0.43	(f)	1.35	1.78	(0.04)

Class R6
November 30, 2011 (e) through October 31, 2012	15.00	0.43	(f)	1.36	1.79	(0.04)

Select Class
November 30, 2011 (e) through October 31, 2012	15.00	0.40	(f)	1.35	1.75	(0.03)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012.
*	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate* (b)

$16.68	11.44%	$68,466	1.55	%(g)	2.46	%(g)	2.62	%(g)	92%

16.61	10.95	68,170	2.05	(g)	1.95	(g)	3.11	(g)	92

16.65	11.22	68,316	1.80	(g)	2.20	(g)	2.86	(g)	92

16.74	11.88	68,728	1.10	(g)	2.90	(g)	2.17	(g)	92

16.75	11.96	68,757	1.05	(g)	2.95	(g)	2.12	(g)	92

16.72	11.73	27,101,213	1.30	(g)	2.70	(g)	2.37	(g)	92

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Total Emerging Markets Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Non-Diversified

The investment objective of the Fund is to seek to provide total return.

The Fund commenced operations on November 30, 2011. Prior to November 30, 2012, the Fund was not publically offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of the Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are

20	J.P. MORGAN FUNDS	OCTOBER 31, 2012

discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$1,426,660	$—	$—	$1,426,660
China	—	2,304,540	—	2,304,540
Hong Kong	—	1,745,049	—	1,745,049
Hungary	—	150,554	—	150,554
India	—	1,106,973	—	1,106,973
Indonesia	—	286,490	—	286,490
Kazakhstan	—	108,275	—	108,275
Mexico	—	249,177	—	249,177
Nigeria	—	95,653	—	95,653
Poland	—	347,441	—	347,441
Qatar	—	111,360	—	111,360
Russia	—	1,067,435	—	1,067,435
South Africa	—	948,969	—	948,969
South Korea	—	2,258,524	—	2,258,524
Taiwan	—	1,065,772	—	1,065,772
Thailand	—	526,725	—	526,725
Turkey	—	517,826	—	517,826
United Arab Emirates	—	181,355	—	181,355
United Kingdom	—	168,277	—	168,277

Total Common Stocks	1,426,660	13,240,395	—	14,667,055

Preferred Stock
Brazil	284,151	—	—	284,151

OCTOBER 31, 2012	J.P. MORGAN FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Debt Securities
Corporate Bonds
Brazil	$—	$21,860	$—	$21,860
Chile	—	216,721	—	216,721
Indonesia	—	222,250	—	222,250
Ireland	—	186,575	—	186,575
Kazakhstan	—	426,900	—	426,900
Luxembourg	—	119,230	—	119,230
Malaysia	—	119,193	—	119,193
Mexico	—	430,819	—	430,819
United Kingdom	—	216,120	—	216,120
Venezuela	—	356,844	—	356,844

Total Corporate Bonds	—	2,316,512	—	2,316,512

Foreign Government Securities	—	9,110,801	93,960	9,204,761
Supranational	—	109,000	—	109,000
U.S. Treasury Obligation	—	15,036	—	15,036
Short-Term Investment
Investment Company	470,441	—	—	470,441

Total Investments in Securities	$2,181,252	$24,791,744	$93,960	$27,066,956

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$47,809	$—	$47,809
Futures	14,858	—	—	14,858

Total Appreciation in Other Financial Instruments	$14,858	$47,809	$—	$62,667

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(26,447)	$—	$(26,447)
Futures	(1,096)	—	—	(1,096)

Total Depreciation in Other Financial Instruments	$(1,096)	$(26,447)	$—	$(27,543)

There were no transfers between Levels 1 and 2 during the period ended October 31, 2012.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 11/30/2011*	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net (amortization) accretion	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/12
Foreign Government Securities	$—	$—	$(6,040)	$—	$100,000	$—	$—	$—	$93,960

Total	$—	$—	$(6,040)	$—	$100,000	$—	$—	$—	$93,960

*	Commencement of operations.
1	Purchases include all purchases of securities and securities received in corporate actions.
2	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The change in unrealized appreciation (depreciation) attributable to securities owned at October 31, 2012, which were valued using significant unobservable inputs (Level 3), amounted to $(6,040). This amount is included in change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of October 31, 2012, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and Regulation S under the Securities Act.

The value and percentage of net assets of illiquid securities as of October 31, 2012, were $93,960 and 0.3%, respectively.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2012

C. Derivatives — The Fund uses instruments including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. The Fund also uses derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statement of Assets and Liabilities.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes C(1) — C(4) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchases and sells (“writes”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

Options Written — Premiums received by the Fund for options written are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as unrealized appreciation or depreciation. Premiums received from options written that expire are treated as realized gains. The Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in options written during the period ended October 31, 2012 were as follows:

	Foreign Currency Exchange Options
	Notional Amount	Premiums Received
Options written	$130,000	$2,698
Options expired	(130,000)	(2,698)

Options outstanding at October 31, 2012	$—	$—

(2). Futures Contracts — The Fund uses treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

(3). Swaps — The Fund engages in various swap transactions, including credit default swaps, to manage credit risks within its portfolio. The Fund also uses swaps as alternatives to direct investments. Swap transactions are negotiated contracts between the Fund and a counterparty to exchange swap investment cash flows or assets at specified, future intervals.

Upfront payments made and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. The value of a swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.F.).

Credit Default Swaps

The Fund enters into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected in the Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(4). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2012

(5). Summary of Derivatives Information

The following table presents the value of derivatives held as of October 31, 2012, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$14,858	$—
Foreign exchange contracts	Receivables	—	47,809

Total		$14,858	$47,809

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,096)	$—
Foreign exchange contracts	Payables	—	(26,447)

Total		$(1,096)	$(26,447)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the period ended October 31, 2012, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$—	$(24,254)	$—	$—	$(24,254)
Foreign exchange contracts	(2,300)	—	5,910	—	3,610
Credit contracts	—	—	—	(1,168)	(1,168)

Total	$(2,300)	$(24,254)	$5,910	$(1,168)	$(21,812)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$13,762	$—	$13,762
Foreign exchange contracts	—	21,362	21,362

Total	$13,762	$21,362	$35,124

The Fund’s derivatives contracts held at October 31, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, foreign currency exchange contracts, options and swaps activity during the period ended October 31, 2012. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Average Notional Balance Long	$915,017
Average Notional Balance Short	786,195
Ending Notional Balance Long	1,556,860
Ending Notional Balance Short	1,011,563

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	1,841,873
Average Settlement Value Sold	1,883,932
Ending Settlement Value Purchased	2,449,029
Ending Settlement Value Sold	2,659,236

OCTOBER 31, 2012	J.P. MORGAN FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

OTC Options:
Average Notional Balance Purchased	$203,500	(a)
Average Notional Balance Written	130,000	(b)
Ending Notional Balance Purchased	—
Ending Notional Balance Written	—

Credit Default Swaps:
Average Notional Balance — Buy Protection	400,000	(c)
Average Notional Balance — Sell Protection	400,000	(c)
Ending Notional Balance — Buy Protection	—
Ending Notional Balance — Sell Protection	—

(a)	Average is for the periods April 1, 2012 through June 30, 2012 and August 1, 2012 through August 31, 2012.
(b)	Average is for the period August 1, 2012 through August 31, 2012.
(c)	Average is for the period February 1, 2012 through April 30, 2012.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

E. Offering and Organizational Costs — Total offering costs of $23,952 paid in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations and are included as part of Professional fees in the Statement of Operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Distributions to Shareholders —Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized

26	J.P. MORGAN FUNDS	OCTOBER 31, 2012

capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed net investment income	Accumulated net realized gains (losses)
$(124)	$11,088	$(10,964)

The reclassifications for the Fund relate primarily to foreign currency gains or losses, non-deductible expenses and passive foreign investment companies (“PFICs”) gains and losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended October 31, 2012, the annual effective rate was 0.09% of the Fund’s average daily net assets notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended October 31, 2012, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statement of Operations.

G. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
1.55%	2.05%	1.80%	1.10%	1.05%	1.30%

The expense limitation agreement was in effect for the period ended October 31, 2012. The contractual expense limitation percentages in the table above are in place until at least February 28, 2013.

For the period ended October 31, 2012, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$202,131	$19,640	$221,771	$19,790

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

Waivers resulting from investments in these money market funds for the period ended October 31, 2012 were $812.

H. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended October 31, 2012, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the period ended October 31, 2012, the Fund did not incur any brokerage commissions with brokers-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the period ended October 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$46,630,831	$21,841,977	$25,124	$10,000

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2012 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$25,291,215	$2,200,234	$424,493	$1,775,741

28	J.P. MORGAN FUNDS	OCTOBER 31, 2012

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of PFICs and wash sale loss deferrals.

The tax character of distributions paid during the fiscal period ended October 31, 2012 was as follows:

Ordinary Income	Total Distributions Paid
$46,478	$46,478

As of October 31, 2012, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$623,737	$—	$1,777,548

The cumulative timing differences primarily consist of trustee deferred compensation, mark to market of forward foreign currency contracts, mark to market of futures contracts, mark to market of PFICs and bonds trading with interest in their price.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund may get carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2012, the Fund did not have any net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is and investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2012, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2012, substantially all of the Fund’s net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2012 (continued)

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit linked notes, exchange-traded notes, forward foreign currency exchange contracts and TBA securities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account as described in Note 2.C.

30	J.P. MORGAN FUNDS	OCTOBER 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Total Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Total Emerging Markets Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period November 30, 2011 (commencement of operations) through October 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2012

OCTOBER 31, 2012	J.P. MORGAN FUNDS	31

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	168	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	168	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	168	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	168	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	168	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	168	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	168	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	168	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	168	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

32	J.P. MORGAN FUNDS	OCTOBER 31, 2012

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	168	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	168	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	168	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	168	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Messrs. Armstrong, Reid, and Spalding are retiring from the Board of Trustees effective December 31, 2012. The other Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (168 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Fund’s investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	33

TRUSTEES

(Unaudited) (continued)

In order to fill the vacancies created by the retirement of Messrs. Reid, Armstrong, and Spalding effective December 31, 2012, the Board appointed Mary E. Martinez and Mitchell M. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013. Information about Ms. Martinez, Mr. Merin, and Ms. Pardo is set forth below:

Name (Year of Birth)	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years

Mary E. Martinez (1960)	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007–2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Mitchell M. Merin (1953)	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

Marian U. Pardo* (1946)	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007–present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

*	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she will irrevocably waive effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which will end on January 1, 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

34	J.P. MORGAN FUNDS	OCTOBER 31, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.
**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	35

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2012, and continued to hold your shares at the end of the reporting period, October 31, 2012.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2012	Ending Account Value, October 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Total Emerging Markets Fund
Class A
Actual	$1,000.00	$1,006.60	$7.82	1.55%
Hypothetical	1,000.00	1,017.34	7.86	1.55
Class C
Actual	1,000.00	1,004.20	10.33	2.05
Hypothetical	1,000.00	1,014.83	10.38	2.05
Class R2
Actual*	1,000.00	1,005.40	9.07	1.80
Hypothetical	1,000.00	1,016.09	9.12	1.80
Class R5
Actual	1,000.00	1,008.40	5.55	1.10
Hypothetical	1,000.00	1,019.61	5.58	1.10
Class R6
Actual	1,000.00	1,009.00	5.30	1.05
Hypothetical	1,000.00	1,019.86	5.33	1.05
Select Class
Actual	1,000.00	1,007.80	6.56	1.30
Hypothetical	1,000.00	1,018.60	6.60	1.30

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

36	J.P. MORGAN FUNDS	OCTOBER 31, 2012

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s performance compared to the performance of the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Fund, expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The

Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to

OCTOBER 31, 2012	J.P. MORGAN FUNDS	37

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trust-

ees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees reviewed the Fund’s performance against its benchmark index and considered the performance information provided for the Fund at regular Board meetings by the Advisor. The performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance are summarized below:

The Trustees noted the performance of the Fund since its inception on November 30, 2011 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee

38	J.P. MORGAN FUNDS	OCTOBER 31, 2012

rates paid by other funds in the same Lipper category as the Fund (“Universe Group”). The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

OCTOBER 31, 2012	J.P. MORGAN FUNDS	39

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. $46,478 of ordinary income distributions was treated as qualified dividends.

40	J.P. MORGAN FUNDS	OCTOBER 31, 2012

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. October 2012.	AN-TEM-1012

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is John F. Finn. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2012 – $1,410,800

2011 – $1,383,900

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2012 – $594,190

2011 – $493,890

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2012 – $319,550

2011 – $298,950

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2012 and 2011, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2012 – Not applicable

2011 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations.

All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2012 – 0.0%

2011 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2011 - $28.5 million

2010 - $32.0 million

These amounts also include the aggregate non audit fees billed by the Independent Registered Public Accounting firm for services rendered to J.P. Morgan Chase & Co. (“JPMC”) and certain related entities.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
January 7, 2013

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
January 7, 2013